As filed with the Securities and Exchange Commission on April 17, 2023
Registration Nos. 333-262682
811-07772

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM N-4/A

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. __	☐
Post-Effective Amendment No. 2	☒
And
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 150	☒

Midland National Life Separate Account C
(Exact Name of Registrant)

MIDLAND NATIONAL LIFE INSURANCE COMPANY
(Name of Depositor)
One Sammons Plaza, Sioux Falls, SD 57193
(Address of Depositor’s Principal Executive Offices)
Depositor’s Telephone Number, including Area Code:
(605) 335-5700

Name and Address of Agent for Service:	Copy to:

Brett L. Agnew, Esq.	Dodie C. Kent, Esq.
Vice President, Associate General Counsel	Eversheds-Sutherland (US) LLP
Midland National Life Insurance Company	The Grace Building, 40th Floor
Sammons Financial Group	1114 Avenue of the Americas
8300 Mills Civic Parkway	New York, NY 10036-7703
West Des Moines, IA 50266

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of the Registration Statement.
It is proposed that this filing will become effective:

☒    On May 1, 2023 pursuant to paragraph (b) of Rule 485

LiveWell Dynamic Annuity Prospectus
May 1, 2023
A Flexible Premium Deferred Registered Index Linked and Variable Annuity
issued by: Midland National Life Insurance Company
through the Midland National Life Separate Account C
This prospectus describes the LiveWell Dynamic Annuity (the “Contract(s)”) issued by Midland National Life Insurance Company (the “Company,” “us,” “we,” “our”). This prospectus provides information you should know before purchasing the Contract.
The Contract is designed to aid in long-term financial planning and provides for accumulation of capital on a tax-deferred basis for retirement or other savings needs.
The Contracts offer two types of investment options: (i) Cycle Investments, which are linked to the performance of the Index; and (ii) Subaccounts (“Subaccount(s)”), which, in turn, each invest in a mutual fund portfolio (“Investment Portfolio”).
•    Each Cycle Investment provides a return based on the performance, positive or negative, of the Index to which it is linked for specified period of time (the “Cycle Term”). Any positive return will be subject to a Cap Rate, which is your maximum return on the last day of the Cycle Term (the “Cycle End Date”). Any negative return will be subject to a certain level of downside protection: in the form of either a Floor Rate or Buffer Rate. A Floor Rate is the maximum loss that you will bear on the Cycle End Date. A Buffer Rate is the maximum Index loss that the Company will protect you from on the Cycle End Date, and you will be subject to any Index loss in excess of the Buffer Rate.
Currently, there is only one Index available: S&P 500® Price Return Index (Bloomberg Ticker: SPX).
The value of your Cycle Investment on any day is calculated by multiplying the Cycle Investment Unit Value for that day by the number of Cycle Investment Units credited to your Contract (“Cycle Investment Value”). The Initial Cycle Investment Unit Value on any Cycle Start Date is $10.00, and we determine the number of Cycle Investment Units initially credited to your Contract by dividing your initial Cycle Investment by the Initial Cycle Investment Unit Value. On each Business Day, an independent third party (the “Fair Value Calculation Agent”) determines the Fair Value for each Cycle Investment based on the financial instruments that equal the Cycle Investment at maturity. We calculate the Cycle Investment Unit Value based on the Fair Value and incorporate the Proportional Cap Rate, if applicable, and the Floor Rate and the Buffer Rate do not apply. This means that before the Cycle End Date, if the Index is performing positively, your Cycle Investment Unit Value could reflect lower gains (because of the Proportional Cap), and, if the Index is performing negatively, your Cycle Investment Unit Value could reflect higher losses (because the Floor and Buffer Rates do not apply) than on the Cycle End Date. In each of these scenarios, if you take a withdrawal prior to the Cycle End Date, it will result in a reduction of more Cycle Investment Units than if you waited until the Cycle End Date, and this will always cause your Cycle Investment Value on the Cycle End Date to be lower. Your Cycle Investment Value, less any surrender charges, if applicable, is the amount available for withdrawals prior to the Cycle End Date, including Free Withdrawal Amounts, Systematic Withdrawals, Required Minimum Distributions, transfers to the Subaccounts, full or partial surrenders of your contract (including exercising your right to cancel the contract), payment of a death benefit or annuitization. You should seek advice from financial and/or tax professionals before investing in the Cycle Investments.
Your accumulation value in each Subaccount will increase or decrease based on investment performance of the underlying Investment Portfolio. This means that a Subaccount’s Accumulation Unit Value is not based on a Fair Value calculation, unlike a Cycle Investment Unit Value prior to the Cycle End Date.

You should also note that Index-linked annuity contracts are complex insurance and investment vehicles, and before you purchase the Contract, you should carefully read the this prospectus and speak with your financial professional about the Contract’s features, benefits, risks, and fees, and whether the Contract is appropriate for you based upon your financial situation and objective. You should also consult with a tax professional.
There are risks associated with investing in the Cycle Investments. You may lose money, up to all or a significant amount of your principal investment and earnings from prior Cycle Investment periods that are reinvested, and this loss could be greater due to the imposition of withdrawal charges. Prior to the Cycle End Date, the Cycle Investment Unit Value is based on the Fair Value and will reflect the Proportional Cap Rate, if applicable, and the Floor Rate and the Buffer Rate do not apply. This means on any day prior to the Cycle End Date if you make a withdrawal, surrender or annuitize the Contract, or if the death benefit becomes payable, your Cycle Investment Value could reflect lower gains and higher losses than on the Cycle End Date. There are also risks associated with investing in the Subaccounts, including the risk of loss of up to all or a significant amount of your principal investment and any earnings. You should not buy this Contract if you are not willing to assume these investment risks. The obligations under the Contract other than those related to the Subaccounts are subject to the creditworthiness and claims-paying ability of the Company. See RISK FACTORS on page 16 of this prospectus.
If you are a new investor in the Contract, you may cancel your Contract within 10 days of receiving it without paying fees or penalties. In some states, this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the amount you paid with your application or your total Contract Value. You should review this prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply. See “Right to Cancel” in this prospectus for more detail.

The Contract described in this Prospectus:
•    Is not a bank deposit;
•    Is not an obligation or guarantee of a bank or credit union;
•    Is not insured or guaranteed by the FDIC or a government agency;
•    Is subject to loss of principal.
NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
Additional Information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
The principal underwriter of the Contract is Sammons Financial Network, LLC. The offering of the Contract is intended to be continuous. This prospectus does not constitute an offering in any jurisdiction in which such offer may not be lawfully made.
The minimum initial premium payment is $25,000.
Prospectus Date:May 1, 2023

FINANCIAL INFORMATION	76
Selected Financial Data	76
Management’s Discussion and Analysis of Financial Conditions and Results of Operation	77
Qualitative and Quantitative Disclosures about Market Risk	94
Changes in and Disagreements with Accountants on Accounting and Financial Disclosure	95
Audited Financial Statements	96

OTHER INFORMATION	179
The Registered Separate Account	179
The Non-Registered Separate Account	179
Modification to the Contract	180
Administrative Procedures	180
Legal Proceedings	182
Distribution of the Contract	183
Portfolio Voting Rights	183

APPENDIX A – INVESTMENT PORTFOLIOS AVAILABLE UNDER THE CONTRACT	186

APPENDIX B – STATE VARIATIONS	188

APPENDIX C – CYCLE INVESTMENT UNIT VALUE EXAMPLES	189

APPENDIX D – INDEX DISCLAIMERS	195

APPENDIX E – FAIR VALUE FORMULAS	196

DEFINITIONS
For your convenience, below is a glossary of the special terms we use in this prospectus. These terms are generally capitalized throughout this document.
Accumulation Unit means the units credited to each Subaccount in the Registered Separate Account before the Maturity Date.
Accumulation Unit Value means the value of an Accumulation Unit of a Subaccount for a Valuation Period.
Accumulation Value means the sum of the amounts you have in the Subaccounts.
Annuitant means the person(s) whose life is used to determine the amount and duration of any annuity payments involving life contingencies. The Annuitant may not be changed during the Annuitant’s lifetime. If you elect the Joint and Survivor Income Payment option, the duration of any annuity payment will depend on the life of the Annuitant and the Joint Annuitant.
Annuitization means an election of an annuity payment option.
Annuitize means an election to receive regular income payments from your Contract under one of the annuity payment options. An election to annuitize your Contract is irrevocable. If you elect to annuitize your Contract, you will no longer be able to exercise any liquidity (e.g., withdrawal or surrender) provision that may have previously been available.
Beneficiary means the person or persons to whom the Contract’s Death Benefit will be paid in the event of the death of the Owner.
Buffer Rate means the rate used to determine the Cycle End Date Unit Value Buffer as described in “Valuation of a Cycle Investment - On the Cycle End Date” later in this Prospectus. It represents the maximum loss due to negative Index performance from which the Owner is protected on a Cycle End Date. The Buffer Rate does not apply before the Cycle End Date.
Business Day means any day the New York Stock Exchange is open for regular trading. Our Business Day ends when the New York Stock Exchange closes for regular trading, generally 3:00 p.m. Central Time.
Cap Rate means the rate used to determine the Cycle Investment’s Unit Value Cap. It represents the maximum potential increase in the Cycle Investment Unit Value for a Cycle Investment on the Cycle End Date.
Cap Rate Threshold means the minimum Cap Rate we will declare for any Cycle Type. Each Cycle Type will have a specific Cap Rate Threshold. A Cycle Investment will not be launched on a scheduled Start Date if the resulting Cycle Cap Rate is lower than its Cap Rate Threshold.
Contract Anniversary means the same date in each Contract year as the Issue Date.
Contract Month means a month that starts on the same date as the Issue Date in each month. For this purpose, if the Issue Date is not a calendar date in every month, then we look forward to the first day of the next calendar month. For example, assume a Contract is issued on January 31st; subsequent Contract months will begin on the first day of each month (February 1, March 31, April 1, May 31, etc.).
Contract Quarter means a three-month period that starts on the same date as the Issue Date in each three-month period. For this purpose, if the Issue Date is not a calendar date in every month, then we look forward to the first day of the next calendar month. For example, assume a Contract is issued on January 31st; Contract quarters will begin on the first day of each quarter (May 1, July 31, and October 31).

Contract Value means the sum of amounts invested in the Cycle Investments and the Subaccounts, plus any amounts in the Default Account.
Contract Year means a year that starts on the Issue Date or on each Contract anniversary thereafter.
Customer Service Center means where you must send correspondence, service or transaction requests, and inquiries. Please note: Premium payments must be sent to P.O. Box 9261, Des Moines, IA 50306-9261. The overnight mailing address is Midland National, 8300 Mills Civic Parkway, West Des Moines, IA 50266-3833. This should only be used for mail delivered via a courier.
Cycle Business Day means any Business Day on which the Cycle Investment Unit Value for a Cycle Investment is determined.
Cycle End Date means the Cycle Business Day on which a Cycle Investment is scheduled to end. Any Cycle End Date will be the Business Day prior to the 3rd Thursday of each month, provided the 3rd Thursday is a Business Day. If the 3rd Thursday of the month is not a Business Day, the following Business Day will be used.

Cycle Investment means an index-linked investment under the Contract that has a specific Index, Cycle Term, Cycle Start Date, Cycle End Date, Floor Rate or Buffer Rate and Cap Rate.
Cycle Investment Unit means the measurement we use to calculate a Cycle Investment Value. Units may only be purchased on the Cycle Start Date.
Cycle Investment Unit Value means the value of a Cycle Investment Unit on a Cycle Investment Business Day. The Initial Cycle Investment Unit Value on any Cycle Start Date is $10.00. Prior to the Cycle End Date, the Cycle Investment Unit Value is determined by the Fair Value and will be limited by the Proportional Cap Rate, if applicable, and the Floor and Buffer rates do not apply.
Cycle Investment Value means the sum of the amounts you have invested in the Cycle Investments. The value of a Cycle Investment on any Cycle Business Day is equal to the number of Cycle Investment Units multiplied by that day’s Cycle Investment Unit Value. We also use this term, in context, to define the amount you have invested in a single Cycle Investment.
Cycle Start Date means the Business Day on which a Cycle Investment is established. Any Cycle Start Date will be the 3rd Thursday of each month, provided the 3rd Thursday is a Business Day. If the 3rd Thursday of the month is not a Business Day, the following Business Day will be used.
Cycle Structure means the downside protection type associated with a Cycle Investment. We offer two downside protection types: (i) The Floor Rate, and (ii) the Buffer Rate.
Cycle Term, for any Cycle Investment, means the period from the Cycle Start Date to the Cycle End Date.
Cycle Type means all Cycle Investments having the same Index, Cycle Term, Cycle Structure, and Floor Rate or Buffer Rate.
Death Benefit means the amount that we will pay to the Beneficiary in the event of the death of the Owner if the Contract is still in force and in the Accumulation phase. The amount of the Death Benefit will be determined as of the Business Day that our Customer Service Center receives the required documentation in Good Order.
Default Account means the Fidelity VIP Government Money Mkt Svc 2 Money Market Subaccount, which is used to hold the following: (i) premium payments designated for a new Cycle Investment(s) upon allocation to the Contract, (ii) transfers of Contract Value designated for a new Cycle Investment(s) as of one Business Day prior to the Cycle Start Date, (iii) proceeds from a maturing Cycle Investment(s) before they are reinvested into a new Cycle Investment, and (iv) proceeds from a maturing Cycle Investment for a discontinued Cycle Investment which we have no instructions or for which the Cycle Investment does not launch. The Fidelity VIP Government Money Mkt Svc 2 Money Market Subaccount is not available for direct investment.
Fair Value means a value used to determine the Cycle Investment Unit Value on each Business Day during the Cycle Term prior to the Cycle End Date. It is the Fair Value of the Cycle based on the current value of the financial instruments used to calculate the Cycle payout on the Cycle End Date as determined by the independent third party Fair Value Calculation Agent.
Fair Value Calculation Agent means an independent third party with whom the Company contracts to determine the Fair Value of a Cycle Investment during the Cycle Term. Currently, the Fair Value Calculation Agent is S&P Global Market Intelligence. We may use different Fair Value Calculation Agents for different Cycle Investments.
Floor Rate means the rate used to determine the Cycle End Date Unit Value Floor as described in “Valuation of a Cycle Investment —On the Cycle End Date” later in this Prospectus. It represents the maximum potential loss in Cycle Investment Unit Value for a Cycle Investment on the Cycle End Date. The Floor Rate does not apply before the Cycle End Date.
Free Withdrawal Amount means the amount available for withdrawal without incurring a Surrender Charge. During the first Contract Year, the Free Withdrawal Amount is equal to the RMD, if applicable. Beginning the second Contract Year, the Free Withdrawal Amount equals the Remaining Premium payments six years or older (i.e., no longer subject to surrender charges) plus 10% of the Remaining Premium payments less than six years old (i.e., subject to surrender charges) at the beginning of the Contract year, or RMD, if greater. For this purpose, premium payments are considered to have been withdrawn in the order in which they were received (i.e., first in, first out).
General Account means assets we own that are not in a separate account, but rather are held as part of our general assets and are subject to claims of our general creditors.
Good Order means all of the information necessary to process a transaction, as we determine in our discretion. Transaction requests will generally be processed on the Business Day they are received at the Customer Service Center as long as the request is in Good Order. For more detailed information see “Administrative Procedures.”
Index means the index to which a Cycle Investment is linked.
Index Value means the value of the Index as reported to us by the Index provider.

Indicative Cap Rate means the rate we post and update on our website every Tuesday before any Cycle Start Date. It is the Cap Rate we would declare if that day was a Cycle Start Date, based on then current market conditions.
Initial Cycle Investment Unit Value means the Cycle Investment Unit Value on any Cycle Start Date. The Initial Cycle Investment Unit Value is set as $10.00 for each Cycle on the Cycle Start Date.
Investment Options means the investments available under the Contract, which are: (i) the Cycle Investments, each of which is linked to the performance of a specified Index; and (ii) the Subaccounts, which are each a division of our registered Separate Account, each of which, in turn, invests exclusively in one share class of one Investment Portfolio.
Investment Portfolio means a mutual fund portfolio in which a Subaccount invests.
Issue Age means the age of the Owner on the last birthday before the Issue Date. If Joint Owners, Issue Age is based on the age of the oldest Joint Owner.

Issue Date means the date the Contract goes into effect.
Maturity Date means either the date, specified in your Contract, on which income payments will begin, or an earlier date that you specify. The earliest possible Maturity Date is the first Contract anniversary, at which time you may annuitize your full Contract Value. The maximum Maturity Date is the Contract anniversary immediately following the Annuitant’s 115th birthday.
Non-Registered Separate Account means the separate account under the Contract that holds amounts allocated to the Cycle Investments. The Non-Registered Separate Account is non-unitized, was established under Iowa law and is not registered under the Investment Company Act of 1940.
Owner means the person(s) or entity that is named in the application or on the latest change filed with us who is entitled to exercise all rights and privileges provided in the Contract.
Payee means the person who is entitled to receive annuity payments after Annuitization. On or after the Maturity Date, the Owner will be the Payee. The Beneficiary is the Payee of the proceeds at the death of the Owner, if the date of death is prior to the Maturity Date.
Principal Office means Midland National Life Insurance Company’s principal place of business located at 8300 Mills Civic Parkway, West Des Moines, IA 50266. Please note: You must send all correspondence, service or transaction requests, inquiries, and premium payments to our Customer Service Center.
Proof of Death means a certified copy of the death certificate or any other proof satisfactory to us.
Proportional Cap Rate means the proportion of the Cap Rate used to determine the maximum potential increase in a Cycle Investment Unit Value before the Cycle End Date. The Proportional Cap Rate is equal to the Cap Rate multiplied by the number of days lapsed during the Cycle Term divided by the number of days in the Cycle Term. The Proportional Cap Rate does not apply if the Cap Rate is unlimited.
Remaining Premium means the premium payments made less any partial withdrawals previously taken and less any surrender charges previously deducted as a result of such partial withdrawals on a dollar-for-dollar basis.
Registered Separate Account means Midland National Life Separate Account C, which receives and invests your premiums that are allocated to, and Contract Value that is transferred to, the Subaccounts. Our Registered Separate Account is divided into Subaccounts. Separate Account C is registered as an investment company under the Investment Company Act of 1940, as amended.
Subaccount means a division of our Registered Separate Account which invests exclusively in one share class of one Investment Portfolio. We may use this term interchangeably with the term “Investment Division.”
Surrender Value means the Contract Value on the date of surrender less any applicable surrender charge and state premium tax. This may also be referred to as Cash Surrender Value.
Unit Value Cap means the maximum Cycle Investment Unit Value at any time during the Cycle Term prior to the Cycle End Date.
Valuation Period means the time beginning at the close of regular trading on the New York Stock Exchange (generally 3:00 p.m., Central Time) on one Business Day and ending at the close of regular trading on the New York Stock Exchange on the next Business Day. Midland National reserves the right to revise the definition of Valuation Period as needed in accordance with applicable federal securities laws and regulations.
Written Notice or Written Request means a notice or request submitted in a written form satisfactory to us, that is signed by the Owner and received by us in Good Order at our Customer Service Center, P.O. Box 9261, Des Moines, IA 50306-9261, or via fax

(866) 511-7038. The overnight mailing address is Midland National Customer Service Center, 8300 Mills Civic Parkway, West Des Moines, IA 50266-3833.

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT

FEES AND EXPENSES				LOCATION IN PROSPECTUS
Charges for Early Withdrawals
If you withdraw money from your Contract within six years following your last premium payment, you may be assessed a Surrender Charge of up to 8% of the premium payment being partially or fully withdrawn.

For example, if you make an early withdrawal, you could pay a withdrawal charge of up to $8,000 on a $100,000 withdrawal.

If you withdraw money from a Cycle Investment Option prior to the Cycle End Date, you will receive the Cycle Investment Unit Value. We calculate the Cycle Investment Unit Value based on the Fair Value and incorporate the Proportional Cap Rate, if applicable, and the Floor Rate and the Buffer Rate do not apply. This means you can lose up to 100% of your principal invested in a Cycle Investment upon withdrawal prior to the Cycle End Date.
				Charges and Fees – Surrender Charge The Cycle Investment Options - Examples
Transaction Charges	In addition to the charges for early withdrawals, we reserve the right to impose a Transfer Fee of $15.00 per transfer on transfers among Subaccounts and between Subaccounts and Cycle Investments in excess of 15 per Contract Year. We are not currently charging this fee. We will never charge for any transfers of initial or additional premium payments that included allocation instructions to Cycle Investment Options for the next Cycle Start Date.			Expenses – Transfer Fee
Ongoing Fees and Expenses (annual charges)
The table below describes the fees and expenses that you may pay each year, if you allocate premiums and/or your Contract Value to the Subaccounts, depending on the Investment Portfolios that you choose. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you elected.
				Expenses
	Annual Fee	Minimum	Maximum
	Base Contract Expenses[1]	1.35%	1.35%
	Investment Portfolios[2] (Portfolio Company fees and expenses)	0.64%	1.06%

1 As a percentage of the Accumulation Value. These fees are not applied against the Cycle Investment Value.
2 As a percentage of Investment Portfolio assets. These fees are not applied against the Cycle Investment Value.

Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add surrender charges that substantially increase costs.

Lowest Annual Cost: $1,768	Highest Annual Cost: $2,099

Assumes:

• Investment of $100,000 (to the Subaccounts only)

• 5% annual appreciation

• Least expensive investment portfolio fees and expenses

• Base Contract Expenses of 1.35%

• No Surrender Charges

• No additional premium Payments, transfers, or withdrawals

Assumes:

• Investment of $100,000 (to the Subaccounts only)

• 5% annual appreciation

• Most expensive investment portfolio fees and expenses

• Base Contract Expenses of 1.35%

• No Surrender Charges

• No additional premium Payments, transfers, or withdrawals

RISKS		LOCATION IN PROSPECTUS
Risk of Loss	You can lose money by investing in this Contract, including loss of principal and prior Contract earnings.	Principal Risks
Not a Short-Term Investment
This Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash.

A Surrender Charge applies for up to six years following your last premium payment. The charge will reduce the value of your Contract if you withdraw money during that time. The benefit of tax deferral also means the Contract is more beneficial to investors with a long time horizon.

Prior to the Cycle End Date, the Cycle Investment Unit Value, which is based on the Fair Value, will reflect the Proportional Cap Rate, if applicable, and the Floor Rate and the Buffer Rate do not apply. This means, on any day prior to the Cycle End Date, if the Index is performing positively, your Cycle Investment Unit Value could reflect lower gains (because of the Proportional Cap), and, if the Index is performing negatively, your Cycle Investment Unit Value could reflect higher losses (because the Floor and Buffer Rates do not apply) than on the Cycle End Date. In each of these scenarios, if you take a withdrawal prior to the Cycle End Date, it will result in a reduction of more Cycle Investment Units than if you waited until the Cycle End Date, and this will always cause your Cycle Investment Value on the Cycle End Date to be lower.
Your Cycle Investment Value, less any surrender charges, if applicable, is the amount available for withdrawals prior to the Cycle End Date, including Free Withdrawal Amounts, Systematic Withdrawals,
Principal Risks
Required Minimum Distributions, transfers to the Subaccounts, full or partial surrenders of your contract (including exercising your right to cancel the contract), payment of a death benefit or annuitization.

Risks Associated with Investment Options
• An investment in this Contract is subject to the risk of poor investment performance of the Cycle Investments and the Investment Portfolios that you select.

• Each Cycle Investment, Subaccount, and the Default Account has its own unique risks.

• You should review this prospectus as well as the prospectuses for available Investment Portfolios.
Principal Risks
Insurance Company Risks	Any obligations, guarantees, and benefits of the Contract are subject to our claims-paying ability. If Midland National experiences financial distress, it may not be able to meet its obligations to you. More information about Midland National, including its financial strength ratings, is available upon request. You may make such request by calling 1-866-747-3421 or visiting www.SRSLiveWell.com.	Principal Risks

RESTRICTIONS		LOCATION IN PROSPECTUS
Investments
• We reserve the right not to offer any Cycle Investments and to reject or limit the amount that may be invested in a Cycle Investment.

• You are not permitted to transfer Contract Value into a Cycle Investment on any day other than a Cycle Start Date.
The Cycle Investments; Subaccounts

• Currently, we allow unlimited transfers without charge among Subaccounts and between the Subaccounts and Cycle Investments during the Accumulation Phase. However, we reserve the right to impose a charge for transfers in excess of 15 per year.

• Currently, we allow you to invest in an unlimited number of Investment Options at one time. However, we reserve the right to limit the number of Subaccounts and/or Cycle Investments in which you may invest at any one time.

• We reserve the right to limit transfers among Subaccount in circumstances of frequent or large transfers.

• We reserve the right to remove or substitute the Subaccounts and/or Cycle Investments currently available.

TAXES		LOCATION IN PROSPECTUS
Tax Implications
• You should consult with a tax professional to determine the tax implications of an investment in, withdrawals from and payments received under the Contract.

• If you purchase the Contract through a qualified retirement plan or individual retirement account (IRA), you do not receive any additional tax benefit.

• Earnings on your Contract are taxed at ordinary income tax rates when you withdraw them, and you may have to pay a penalty if you take a withdrawal before age 59 1⁄2.
Federal Tax Status

CONFLICTS OF INTEREST		LOCATION IN PROSPECTUS
Investment Professional Compensation	Your registered representative may receive compensation for selling this Contract to you in the form of commissions. Cash compensation includes bonuses and allowances based on factors such as sales, productivity and persistency (the degree to which Contracts sold remain in force). Non-cash compensation includes various recognition items such as prizes and awards as well as attendance at, and payment of the costs associated with attendance at, conferences, seminars and recognition trips, and also includes contributions to certain individual plans such as pension and medical plans. Sales of the Contract may help these registered representatives and their supervisors qualify for such benefits. This compensation may influence your registered representative to recommend this Contract over another investment. In addition to the foregoing, we provide payments to certain third parties for training, product development, marketing and development efforts with selling firms, and other wholesaling and relationship management services.	Distribution of the Contract
Exchanges	Some investment professionals may have a financial incentive to offer you a new contract in place of the one you own. You should only exchange your contract if you determine, after comparing the features, fees, and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing contract.	Tax-Free Section 1035 Exchanges

OVERVIEW OF THE MIDLAND LIVE WELL DYNAMIC ANNUITY
Q:    What is the Contract, and what is it designed to do?
A: The Midland LiveWell Dynamic Annuity is designed to enable you to accumulate assets through Cycle Investments and Subaccounts of the Registered Separate Account. The Cycle Investments provide returns linked to the performance of a single specified Index. Each Subaccount invests in one share class of an Investment Portfolio.
The Contract can supplement your retirement income by providing a stream of income during the Income Phase. Before you begin income payments, the Contract also provides a Death Benefit for your designated beneficiaries. The amount of the Death Benefit will be determined as of the Business Day that our Customer Service Center receives the required documentation in Good Order.
The Contract may be appropriate if you have a long term investment horizon. It is not intended for people who need to take early or frequent withdrawals or who intend to engage in frequent trading among the Subaccounts. Because of the Surrender Charge (which is in effect for many years), and the possibility of income tax and tax penalties on early withdrawals, the Contract should not be viewed as a short-term investment vehicle. In addition, prior to the Cycle End Date, the Cycle Investment Unit Value will be based on the Fair Value. The Cycle Investment Unit Value will reflect the Proportional Cap Rate, if applicable, and the Floor Rate and the Buffer Rate do not apply. This means, on any day prior to the Cycle End Date, if the Index is performing positively, your Cycle Investment Unit Value could reflect lower gains (because of the Proportional Cap), and, if the Index is performing negatively, your Cycle Investment Unit Value could reflect higher losses (because the Floor and Buffer Rates do not apply) than on the Cycle End Date. In each of these scenarios, if you take a withdrawal prior to the Cycle End Date, it will result in a reduction of more Cycle Investment Units than if you waited until the Cycle End Date, and this will always cause your Cycle Investment Value on the Cycle End Date to be lower.
For these reasons, your financial goal in acquiring the Contract should focus on a long-term insurance product, offering the prospect of investment growth.
Q:    How do I accumulate assets in the Contract and receive income from the Contract?
A: The Contract has two phases: the Accumulation Phase and the Income Phase.
1.    Accumulation Phase
During the Accumulation Phase, subject to certain restrictions, you may apply premium payments to the Contract and allocate the premium payments among:
•    Available Cycle Investments, each which provides a return linked to the performance of a specified Index over a specified Cycle Term. We provide a summary regarding investing in the Cycle Investments immediately following this section in “Summary – Common Questions Related to the Cycle Investments.”
•    Available Subaccounts, each of which invests an Investment Portfolio which has its own investment strategy, investment adviser, expense ratio and returns.
See The Cycle Investment Options for additional information about available Cycle Investments. A list of the Investment Portfolios offered through the Subaccounts appears at the back of this Prospectus in APPENDIX A – INVESTMENT PORTFOLIOS AVAILABLE UNDER THE CONTRACT.
2.    Income Phase
During the Income Phase, you may receive annuity payments under the Contract by applying your Contract Value to an annuity payment option. Depending on the income payment option you select, payments may continue for the life of the Annuitant (and the Joint Annuitant, if any) or for a specified period between five and twenty years.
When you elect to annuitize the Contract, your Contract Value will be converted into income payments and you will no longer be able to make withdrawals from the Contract. At this time, the Accumulation Phase will end, and the Death Benefit will terminate.
Q:    What are the primary features and options of the Contract?
A.    Contract Types. The Contract is available for purchase as a Non-Qualified Contract for accounts that do not qualify for special federal tax advantages under the Internal Revenue Code and as a Qualified Contract for retirement accounts that qualify for such tax advantages. The Contract does not offer any additional tax benefits when purchased in a retirement account.
B.    Available Investments. You may allocate your Contract Value to one or more Cycle Investments and/or to one or more Subaccounts.
C.    Accessing Your Money. You may make a full or partial withdrawal of your Contract Value at any time before the Maturity Date by submitting a written request to our Customer Service Center. You may also submit requests for partial withdrawals by telephone with prior authorization. The Contract permits you to take a certain amount of withdrawals without incurring a Surrender Charge, which we call the “Free Withdrawal Amount.”
D.    Tax Treatment. You may transfer your Contract Value among Investment Options without tax implications. Returns credited to your Contract are generally tax-deferred and are taxed only when (1) you make a partial or full withdrawal; (2) you receive an Annuity Payment under the Contract; or (3) upon payment of the Death Benefit.
E.    Death Benefit. Your Contract includes a Death Benefit payable to your designated beneficiaries. The amount of the Death Benefit will be determined as of the Business Day that our Customer Service Center receives the required documentation in Good Order.
F.    Additional Features and Services. We make certain optional services available under the Contract at no additional charge:
•    The Dollar Cost Averaging Program allows you to systematically transfer a set amount from a Subaccount to any other Subaccount on a regular schedule. This program does not permit Contract Value to be transferred to or from any Cycle Investments.
•    The Automatic Rebalancing Program automatically rebalances your Accumulation Value among your selected Subaccounts in order to restore your allocation to the original level. Contract Value allocated to the Cycle Investments cannot participate.
•    Systematic Withdrawals enable you to automatically withdraw a portion of your Contract Value at a frequency you select. If you chose to take Systematic Withdrawals from a Cycle Investment prior to the Cycle End Date, if the Index is performing positively, your Cycle Investment Unit Value could reflect lower gains (because of the Proportional Cap), and, if the Index is performing negatively, your Cycle Investment Unit Value could reflect higher losses (because the Floor and Buffer Rates do not apply) than on the Cycle End Date. In each of these scenarios, if you take a withdrawal, including a Systematic Withdrawal, prior to the Cycle End Date, it will result in a reduction of more Cycle Investment Units than if you waited until the Cycle End Date, and this will always cause your Cycle Investment Value on the Cycle End Date to be lower. You should consult with a financial professional before taking Systematic Withdrawals from the Cycle Investments prior to the Cycle End Date.

SUMMARY QUESTIONS RELATED TO THE CYCLE INVESTMENTS
Q:    What are Cycle Investments?
A Cycle Investment provides the opportunity to tie your investment to the performance of the Index. Each time you allocate a premium payment and/or Contract Value to a Cycle Investment, you must make the following investment decisions:
•    What Index do I want my investment return to be based on? (Currently, the Contract offers Cycle Investments based on one Index.)
•    How long do I want to tie investment to that Index’s performance?
•    How much and what type of downside investment protection do I want?
•    Is the level of upside investment exposure that is available with my chosen Index, investment timeframe and downside protection sufficient in terms of my financial needs and goals?
Q:    What are the elements of a Cycle Investment?
The component parts of a Cycle Investment are as follows:
The Index to which your investment linked.
The period between the Cycle Start Date and the Cycle End Date, or the Cycle Term;
The type of downside protection (“Cycle Structure”), which are either: (i) the maximum loss you will incur due to negative Index performance for the Cycle Term, or the Floor Rate, or (ii) the maximum amount of negative Index performance for the Cycle Term from which the Company will protect you, or the Buffer
Rate.
The maximum rate of return at the end of the Cycle Term, or the Cap Rate.
Q:    What Indexes are currently available?
•    S&P 500® Price Return Index (Bloomberg Ticker: SPX), which is a market-capitalization-weighted index of the 500 largest U.S. publicly-traded companies, which does not include dividends or distributions.
Q:    What Cycle Investments are currently available?

Index	Cycle Term (# of years)	Cycle Structure	Cycle Floor/Buffer Rate	Cap Rate Threshold
S&P500	1	Floor	-10%	2.5%
S&P500	1	Buffer	-10%	5%
S&P500	3	Floor	-10%	2.5%
S&P500	3	Buffer	-10%	5%
S&P500	6	Floor	-10%	5%
S&P500	6	Buffer	-20%	10%
S&P500	6	Buffer	-30%	7.5%
Q:    What is the Floor Rate?
The Floor Rate is a type of downside protection available under the Contract. It is the maximum loss due to negative Index performance that the Contract Owner will absorb over the Cycle Term. You will be protected against loss attributable to negative Index performance in excess of the Floor Rate on the Cycle End Date. Any percentage decline in the Index’s performance reduces the Contract Owner’s Cycle Maturity Value up to a maximum loss of the Floor Rate. For example, if you invest $100,000 in a Cycle Investment with a Floor Rate of 10% and do not take any withdrawals, the most you can lose on the Cycle End Date is $10,000, even if the Index decreases more than 10%. For more detailed examples, see “Appendix C – Cycle Investment Unit Value Examples – Floor Protection – on the Cycle End Date.”

The Floor Rate only applies on the Cycle End Date. This means prior to the Cycle End Date, Midland will not protect you from any losses. See “Appendix C – Cycle Investment Unit Value Examples – For Cycle Investments with a Floor Rate – During the Cycle Term” for examples for how this feature works.

Q:    What is the Buffer Rate?
The Buffer Rate is a type of downside protection available under the Contract. It is the amount of the Index’s negative performance from which Midland will protect you on the Cycle End Date. You will be subject to any negative Index performance in excess of the Buffer Rate on the Cycle End Date. For example, if you invest $100,000 in a Cycle Investment with a Buffer Rate of 20% and do not take any withdrawals, on the Cycle End Date the Company will protect you from Index loss up to 20%, or $20,000. You would bear any Index loss in excess of 20%. This means that if the Index decreases 50%, the Company would protect you from the first $20,000 of loss, and you would bear any loss in excess of that amount, or, in this case, $30,000. For more detailed examples, see Appendix C – Cycle Investment Unit Value Examples – Buffer Protection – on the Cycle End Date.
The Buffer Rate only applies on the Cycle End Date . This means prior to the Cycle End Date, Midland will not protect you from any losses. See “Appendix C – Cycle Investment Unit Value Examples – For Cycle Investments with a Buffer Rate – During the Cycle Term” for examples of how this feature works.
Q:    What is the value of my Cycle Investment during the Cycle Term?
The value of your Cycle Investment is measured in the value of your Units. The Cycle Investment Unit Value will fluctuate based upon the Fair Value of the Cycle Investment determined by the Fair Value Calculation Agent as described in “Valuation of a Cycle Investment” later in this prospectus. In determining the Fair Value during a Cycle Term, the Fair Value Calculation Agent will take into account a variety of factors, including the change in the Index Value from the Start Date, volatility of the Index, interest rate changes, and the time remaining until the Cycle End Date.
This means that your Cycle Investment Value on any Business Day could be less than your initial investment.
During the Cycle Term, the Cycle Investment Unit Value estimates the market value of the risk of loss and possibility of gain if the Cycle Investment is held to the Cycle End Date. Before the Cycle End Date, the value of the Cycle Investment Unit may be lower than the value on the Start Date even when the Index performance is positive due to the possibility that the Index performance could decrease before the Cycle End Date. Changes in the volatility of the Index price and interest rates also may reduce the Cycle Investment Unit Value before the Cycle End Date.
In addition, the Cycle Investment Unit Value includes the Proportional Cap Rate, if applicable, and the Floor Rate and the Buffer Rate do not apply. The Proportional Cap Rate reduces the Cap Rate based on the time lapsed during the Cycle Term relative to the Cycle Term. This means on any day prior to the Cycle End Date, if the Index is performing positively, your Cycle Investment Unit Value could reflect lower gains (because of the Proportional Cap), and, if the Index is performing negatively, your Cycle Investment Unit Value could reflect higher losses (because the Floor and Buffer Rates do not apply) than on the Cycle End Date. In each of these scenarios, if you take a withdrawal prior to the Cycle End Date, it will result in a reduction of more Cycle Investment Units than if you waited until the Cycle End Date, and this will always cause your Cycle Investment Value on the Cycle End Date to be lower. See “Appendix C – Cycle Investment Unit Value Examples” for examples of how the value of your Cycle Investment is determined during the Cycle Term.

Q:    How is my return calculated on the Cycle End Date?
The Cycle Maturity Value is the final Cycle Investment Unit Value for a Cycle investment on the Cycle End Date. The Cycle Maturity Value is calculated based on the Index’s performance over the Cycle Term subject to the Cap Rate, and subject to the Floor Rate (for a Cycle Investment with a Floor Rate Cycle Structure) or the Buffer Rate (for a Cycle Investment with a Buffer Rate Cycle Structure), subject to the full Cap Rate.
The following table describes the maximum amount that may be lost in Cycle Investment Options on the Cycle End Date:

Maximum Cycle Investment Loss on Cycle End Date
-10% Floor	-10% Buffer	-20% Buffer	-30% Buffer
-10%	-90%	-80%	-70%
FEE TABLE
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the Contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender or make withdrawals from the Contract, or transfer Contract Value between investment options. State premium taxes may also be deducted.

Transaction Expenses

Contract Owner Transaction Expenses	Charge
Sales Load Imposed on Premiums	None
Surrender Charge (as a percentage of premiums withdrawn)	8.0%
State Premium Tax[1]	0% to 3.5%
Transfer Fee[2]	$15
Fair Value Calculation[3] (as a percentage of premium payment)	100%
1     State premium tax is based on current resident state and varies by state. If applicable in your state, it is generally payable upon full surrender, death, or the Income Payment Start Date.
2    Currently the charge is $0, but we reserve the right to charge $15 per transfer for transfers in excess of 15 per Contract year. If applied, the Transfer Fee would apply both to transfers among Subaccounts and between Subaccounts and Cycle Investments. We will not charge for any transfers of initial or additional premium payments that include allocation instructions to Cycle Investment Options for the next Cycle Start Date.
3     If you withdraw money from a Cycle Investment Option prior to the Cycle End Date, you will receive the Cycle Investment Unit Value. We calculate the Cycle Investment Unit Value based on the Fair Value and incorporate the Proportional Cap Rate, if applicable, and the Floor Rate and the Buffer Rate do not apply. In the event of severe market disruption where the value of the financial instruments become worthless, this means you can lose up to 100% of your principal invested in a Cycle Investment upon withdrawal prior to the Cycle End Date. See “Valuation of a Cycle Investment” later in this Prospectus, as well as “Fair Value Formulas” in Appendix E.
The next table describes the fees and expenses that you will pay each year during the time that you own the Contract (not including Investment Portfolio company fees and expenses).

Annual Contract Expenses

Annual Contract Expenses
Base Contract Expenses (as a percentage of average Accumulation Value)[1]	1.35%
1     This charge is a percentage of the Accumulation Value in each Subaccount including the Default Account. It does not apply to Contract Value allocated to the Cycle Investments. This annual charge is deducted daily. Once we issue your Contract, current rates for periodic charges are guaranteed for the life of the Contract. We call this charge the Separate Account Annual Expense charge later in this prospectus.
The next item shows the minimum and maximum total operating expenses charged by the Investment Portfolios that you may pay periodically during the time you own the Contract. A complete list of Investment Portfolios available under the Contract, including the Default Account, as well as their annual expenses, may be found in “APPENDIX A – INVESTMENT PORTFOLIOS AVAILABLE UNDER THE CONTRACT” at the back of this Prospectus.

Annual Investment Portfolio Expenses[1] (expenses that are deducted from portfolios assets, including management fees, distribution, and/or service (12b-1) fees and other expenses)	Minimum	Maximum
Total annual operating expenses	0.64%	1.06%
1     The investment portfolio expenses used to prepare this table were provided to us by the fund company(ies). We have not independently verified such information of unaffiliated investment portfolio options. The expenses are those incurred as of the fiscal year ending December 31, 2022. Current or future expenses may be higher or lower than those shown. These charges do not apply to Contract Value allocated to the Cycle Investments. Because you are not permitted to invest in the Default Account directly, we have not included its fees and expenses in determining the minimum and maximum investment portfolio expenses. If we had, it would represent the least expensive investment portfolio.
Expense Examples
This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include transaction expenses, annual Contract expenses, and Annual Investment Portfolio Expenses.

The Example assume that you invest $100,000 in the Subaccounts for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the most expensive combination of Annual Investment Portfolio Expenses. The Example assumes you do not allocate any Contract Value to the Cycle Investments and there is no Contract Value in the Default Account. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
(1)    If you surrender your Contract at the end of the applicable time period:

1 Year	3 Years	5 Years	10 Years
$9,642	$ 12,915	$ 16,455	$ 27,464
(2)    If you annuitize your Contract at the end of the applicable time period:

1 Year	3 Years	5 Years	10 Years
$2,442	$ 7,515	$ 12,855	$ 27,464
(3)    If you do NOT surrender your Contract:

1 Year	3 Years	5 Years	10 Years
$2,442	$ 7,515	$ 12,855	$ 27,464

PRINCIPAL RISKS OF INVESTING IN THE CONTRACT
General Risk of Loss
Investments in the Contract are subject to the risk of loss of principal and previously credited earnings due the negative performance of the Index to which a Cycle is linked or of the Investment Portfolio in which a Subaccount invests.
General Liquidity Risk
The Contract is designed to help meet long-term financial goals. It is not suitable as a vehicle for short-term savings. If you are not a long-term investor, this Contract may not be appropriate for you. Each premium Payment is subject to a six year Surrender Charge, which may reduce your Surrender Value below the amount of premium payments you made.
RISKS OF INVESTING IN THE CYCLE INVESTMENTS
Risk of Loss
Investments in Cycle Investments will fluctuate in value based on the performance of the Index. Such losses may be substantial depending on the performance of the Index and the Cycle Investment to which you allocate Contract Value. You will bear the portion of the loss that exceeds the Buffer Rate or the loss up to the amount of the Floor Rate, as applicable. The Floor Rate and the Buffer Rate provide downside protection from negative Index Performance only on the Cycle End Date. For Cycle Investments with multi-year Cycle Terms, these rates do not apply on an annual basis: any negative Index performance is measured from the Cycle Start Date until the Cycle End Date.
Liquidity Risk
The amount of Cycle Investment Value available for withdrawal on any Business Day is equal to the Cycle Investment Unit Value on that day multiplied by the number of Cycle Investment Units credited to your Contract. Prior to the Cycle End Date, the Cycle Investment Unit Value for each Cycle Investment is based on the Fair Value of the financial instruments that equal the Cycle Investment at maturity. The Fair Value estimates the market value of the risk of loss and possibility of gain if the Cycle Investment is held to the Cycle End Date. The Fair Value determination takes into account a variety of factors, including the change in Index value from the Cycle Start Date, volatility of the Index, interest rate changes, and time remaining to the Cycle End Date. Before the Cycle End Date, the Cycle Investment Value may be lower than the amount allocated to the Cycle Investment on the Start Date even when the index performance is positive due to the possibility that the index performance could decrease before the Cycle End Date. Changes in the Index volatility and interest rates also may reduce the Cycle Investment Unit Value.
The Cycle Investment Unit Value also reflects the Proportional Cap Rate, if applicable, and the Floor Rate and the Buffer Rate do not apply. This means, on any day prior to the Cycle End Date, if the Index is performing positively, your Cycle Investment Unit Value could reflect lower gains (because of the Proportional Cap), and, if the Index is performing negatively, your Cycle

Investment Unit Value could reflect higher losses (because the Floor and Buffer Rates do not apply) than on the Cycle End Date. Under both these scenarios, if you take a withdrawal prior to the Cycle End Date, it would result in a reduction of more Cycle Investment Units than if you waited until the Cycle End Date, and this would always cause your Cycle Investment Value on the Cycle End Date to be lower.
Your Cycle Investment Value, less any surrender charges, if applicable, is the amount available for withdrawals prior to the Cycle End Date, including Free Withdrawal Amounts, Systematic Withdrawals, Required Minimum Distributions, transfers to the Subaccounts, full or partial surrenders of your contract (including exercising your right to cancel the contract), payment of a death benefit or annuitization.
Withdrawals taken before the Cycle End Date will reduce your Cycle Investment Value dollar for dollar.
Changes to the Cycle Investments
Availability of the Cycle Investments for future Cycle Types are solely at our discretion, and we can change or remove them without Contract Owner consent. You bear the risk that a Cycle Type in which you initially invest will not continue to be available in the future. We reserve the right not to offer any Cycle Investments, and to reject or limit the amount that can be invested in a Cycle Investment. We set Cap Rates at our discretion based on a variety of factors. These rates may change from Cycle Term to Cycle Term and may be less than your initial rates. Contract Owners bear the risk that the rates we set will be less favorable than they find acceptable. We will amend the prospectus should we cease offering Cycle Investments.
In the event that the Index for a Cycle Investment is discontinued, or is changed substantially, or if hedging instruments become difficult to acquire or the cost of hedging becomes excessive, for future Cycle Investments, we may replace the Index with an available comparable Index, subject to any necessary regulatory filings. If the Index is discontinued, for Cycle Investments that are ongoing, the Cycle Term will end, i.e., we will “mature” it, on the date the Index is discontinued, and we will calculate the Cycle Investment return, positive or negative, based on the Cap Rate and Floor Rate or Buffer Rate, as applicable. See “Replacement of the Index” below for additional information.
Limited Participation in Positive Performance
Any increase in the value of the Contract Owner’s Cycle Investment for any Cycle is limited by the Cycle’s Cap Rate, which could cause the Contract Owner’s Cycle Investment on any Cycle Business Day to be lower than they would otherwise be if the Contract Owner invested, for example, in a mutual fund or exchange-traded fund tracking the same Index. The Cap Rates benefit us because they limit the hedging costs to cover the amount of increase in the Cycle Investment that we may be obligated to pay. We set the Cap Rates at our discretion. Prior to the Cycle End Date the Cycle Investment Unit Value, which determines the amount available for withdrawal, will take into account the Proportional Cap Rate, which may reduce the Cycle Investment Unit Value based on the time remaining until the Cycle End Date relative to the Cycle Term. Generally, Cycle Investments that provide greater protection against negative Index performance through the Floor Rate or Buffer Rate have lower Cap Rates than Cycle Investments with the same Index and Cycle Term that provide less protection.
Cap Rate
The Cap Rate for a Cycle Investment on the Cycle Start Date and will be disclosed on our website www.srslivewellservice.com. Prior to the Cycle Start Date, we will post Indicative Cap Rates every Tuesday before the Cycle Start Date. The Cap Rate for a new Cycle Term may be higher, lower, or equal to the Cap Rate for the prior Cycle Term and/or the Indicative Cap Rate. There is a risk that the Cap Rate will be lower than the Index’s rate of return.
We have established a minimum Cap Rate for each available Cycle Investment, which is the Cap Rate Threshold disclosed in this prospectus. If we cannot offer the Cycle Investment with a Cap Rate that is equal to or above the applicable Cap Rate Threshold, the Cycle Investment will not launch on the Cycle Start Date for the new Cycle Term. If this occurs, there is a risk that allocation of your Contract Value to a different Cycle Investment will be delayed until the following month because a new Cycle Investment can only be established on a Cycle Start Date (i.e., the third Thursday of each month). There is also a risk that you may not have a Cycle Investment to invest in if we decide not to offer any Cycle Investments in the future. Contract Value that you allocate to a Cycle Investment that does not launch will remain in the Default Account until you provide us with alternative allocation instructions.

The Cap Rate applies from the Cycle Start Date to the Cycle End Date. The Cap Rate is a limit on the maximum rate of return on a Cycle Investment at the end of the Cycle Term, not the end of each year of the Cycle Term. It is not an annual limit. Interim changes in the value of the Cycle Investment during a Cycle Term will occur, and may be higher or lower, sometimes significantly higher or lower, than the return on the Cycle Investment on the Cycle End Date.
We will inform you of the final Cap Rate for each new Cycle Investment (whether an initial Cycle Investment or a renewal from a maturing Cycle Investment) to which your Contract Value is allocated. If the Cap Rate is not satisfactory to you, you will be eligible to “bailout” of the new Cycle Investment, regardless of whether it is an initial Cycle Investment or a renewal from a maturing Cycle Investment. In order to exercise your right to bailout of the Cycle Investment, you must notify us within 10 business days from the day we send you notice of the final Cap Rate(s). When you do so, you must instruct us where to reallocate your investment. Your bailout proceeds will be equal to the entire amount you allocated to the new Cycle Investment on the Cycle Start Date, i.e., it will not be subject to any Fair Value calculation and it will not be subject to any transfer charges. If you do not exercise your right to bailout within 10 business days of the notice, then your Contract Value will remain invested in the Cycle Investment for the duration of the Cycle Term. This means that if you later decide to transfer or withdraw your Contract Value from the Cycle Investment prior to the Cycle End Date, the Cycle Investment Unit Value of the amount you allocated to the Cycle Investment will be based on the Fair Value and will reflect the Proportional Cap Rate, if applicable, and the Floor Rate or Buffer Rate will not apply. See “Transfers out of a Cycle Investment” and “Withdrawals from Cycle Investments” for more information about the consequences of transfers and withdrawals from the Cycle Investments prior to the Cycle End Date.
Cycle Investment Unit Value Based Upon Fair Value During Cycle Term
On each Cycle Business Day, other than the Cycle Start Date and Cycle End Date, we determine the Cycle Investment Unit Value for a Cycle Investment by reference to a Fair Value. The Fair Value of a Cycle Investment reflects the current value of financial instruments that would provide a return equal to the change in Index Value at the end of the Cycle Term, subject to the Proportional Cap Rate, but without regard to the Floor Rate or the Buffer Rate, as applicable. We contract with Fair Value Calculation Agents to determine the Fair Value of a Cycle Investment based on a variety of factors such as the change in the Index Value from the Cycle Start Date, implied volatility of the Index, interest rate changes, and the time remaining to the Cycle End Date. The Fair Value is determined using a formula which is determined based on the economic value of a hypothetical financial investments at the time of the valuation designed to match Cycle Investment value at the Cycle End Date. The formula is based on the value of each of these financial instruments and is determined by a Fair Value Calculation Agent using standard financial industry calculations. This means the Fair Value of a Cycle Investment before the Cycle End Date could be different than the performance of the reference Index during the calculation period. For more information on the formula used to calculate Fair Value, see “Valuation of a Cycle Investment – Cycle Value Unit Value – During the Cycle Term.”
Midland National will publish the Cycle Investment Unit Values each Business Day on its website: www.srslivewellservice.com. For more information and to see how Fair Value and Cycle Investment Unit Value are calculated, see “Appendix C – Cycle Investment Unit Value Examples” and “Investing in the Cycle Investments” section below.
Risk Associated with Indices
The value of the Contract Owner’s Cycle Investment is dependent on the performance of the reference Index. The performance of the Index is based on changes in the values of the securities or other investments that comprise or define the Index. The securities comprising or defining the Indices are subject to a variety of investment risks, many of which are complicated and interrelated. These risks may affect capital markets generally, specific market segments, or specific issuers. The performance of the Indices may fluctuate, sometimes rapidly and unpredictably. Negative Index performance may cause the Contract Owner to lose money. The historical performance of the Index does not guarantee future results. It is impossible to predict whether the Index will perform positively or negatively over the course of a Cycle Term.
While it is not possible to invest directly in the Index, if the Contract Owner chooses to allocate amounts to a Cycle Investment, the Contract Owner is indirectly exposed to the investment risks associated with the referenced Index. Because each Index is comprised or defined by a collection of equity securities, each Index is largely exposed to market risk and issuer risk. Market risk is the risk that market fluctuations may cause the value of a security to fluctuate, sometimes rapidly and unpredictably. Issuer risk is the risk that the value of an issuer’s securities may decline for reasons directly related to the issuer, as opposed to the market generally. Over time, we may also change the Indices to which the Cycle Investments are linked. Below is a summary of important investment risks to which each Index is exposed. For more information, see “Additional Information about the Indices” later in this prospectus.
•    S&P 500® Price Return Index (Bloomberg Ticker: SPX). The S&P 500® Price Return Index is comprised of equity securities issued by large-capitalization U.S. companies. In general, large-capitalization companies may be unable to respond quickly to new competitive challenges, and may not be able to attain the high growth rate of successful smaller companies. The S&P 500® Price Return does not include dividends or distributions.
We reference the S&P 500® Price Return Index (Bloomberg Ticker: SPX), which is a price appreciation index that does not include dividends or distributions, so the index performance does not reflect dividends or distributions paid on the securities comprising the Index. The calculation of the Index performance for a Cycle Investment, therefore, will not reflect the full investment performance of the underlying securities.
No Rights in the Securities Underlying the Index
A Cycle Investment does not involve investing in the associated Index nor in any securities included in that Index. As a result, Contract Owners will not have voting rights, rights to receive cash dividends or other distributions or other rights that holders of securities comprising the indexes would have. We calculate the increase in value of Cycle Investment without taking into account any such distributions or dividends paid.
Replacement of the Index
If the Index is discontinued, we reserve the right to replace it with an alternative index for future Cycle Investments. We will give at least a 30 day notice of the change, unless the Index provider gives us less than 30 days notice, in which case we will give you notice as soon as practicable at our discretion. We will attempt to choose a replacement index that has a similar investment objective and risk profile to the S&P 500 Price Return index (Bloomberg Ticker: SPX). If we replace the Index, any future Cycle Investments will be available with the same Cap Rate Threshold, Floor Rate and Buffer Rate features. In addition, in the event the Index for a Cycle Investment is changed substantially, or if hedging instruments become difficult to acquire or the cost of hedging becomes excessive, we may stop offering and/or replace the Index with an available comparable Index for future Cycle Investments. You bear the risk that the replacement index may not be acceptable to you. If the replacement index is not acceptable to you, there is a risk that you will have no Cycle Investments to invest in.

Due to the possibility that the Index may be discontinued, we cannot guarantee that the Index will remain available through the end of a Cycle Term. In the event the Index is discontinued, we will terminate the Cycle Investment, as described below.
If the S&P 500 Price Return Index were to be discontinued, we will end, or mature, the Cycle Term before its scheduled Cycle End Date as of the date of the most recently available closing value of the Index before its discontinuance. We will use that closing value to calculate the Cycle Investment return, positive or negative, through that date. We will apply the Index performance as of that date subject to the Cap Rate and the Floor or Buffer Rate, as applicable. For example, if the Index was up 12% at the time we matured the Cycle and the Cap Rate was 8%, we would credit an 8% return to your Cycle Investment Value. If the Index was down 30% at the time we matured the Cycle for a Cycle with a -10% Buffer Rate, we would credit a 20% negative return to your Cycle Investment Value and for a Cycle with a -10% Floor Rate, we would credit a -10% negative return to you Cycle Investment Value. We would provide notice about ending the Cycle, as soon as practicable and ask for instructions on where to transfer your Cycle End Date value. If you do not provide us with instructions, your Cycle End Date value will be transferred to the Default Account and will remain there until you provide us with alternative allocation instructions.
In the case of any of the types of early maturities discussed above, you can allocate the Cycle Investment Value to any of the available investment options, such as immediately to a Subaccount.
RISKS OF INVESTING IN THE SUBACCOUNTS
Risk of Loss
You bear the risk of any decline in the Accumulation Value of your Subaccounts resulting from the performance of the Investment Portfolios you have chosen. The Accumulation Value could decline very significantly, and there is a risk of loss of the entire amount invested. This risk varies with each Investment Portfolio. The investment risks are described in the prospectuses for the Investment Portfolios.
OTHER GENERAL RISKS OF INVESTING IN THE CONTRACT
Financial Strength of Midland National
Midland National is solely responsible for all guarantees provided under the Contract, including without limitation values calculated for the Cycle Investments, the Death Benefit and any annuity payments. Our General Account assets, which support these guarantees and payments are subject to the claims of our creditors. As such, the guarantees and payments are subject to our financial strength and claims paying ability and, therefore, to the risk that we may default on the guarantees and payments. For information on our financial condition, please review our financial statements included in this prospectus. Additional information about our business and operations is set forth in “Midland National Life Insurance Company”, later in this prospectus.
Adverse Tax Consequences
Certain transactions (including, but not limited to, withdrawals and surrenders) may lead to a taxable event. If you purchase the Contract through a tax advantaged retirement account, distributions received before you attain age 59 1⁄2 may be includable in income and subject to a 10% penalty tax. If you take a withdrawal from a Non-Qualified Contract, any earnings before you attain age 59 1⁄2 may be included in income and subject to a 10% penalty tax in addition to ordinary income tax. In addition, existing tax laws that benefit this Contract may change at any time.
Premium Payment Risk
Your ability to make subsequent premium payments is subject to restrictions. We reserve the right to refuse any premium payment, to further limit your ability to make subsequent premium payments with advance notice, and require our prior approval before accepting premium payments. There is no guarantee that you will always be permitted to make premium payments. If we refuse and/or limit your premium payments, your ability to increase your Contract Value will be affected, which in turn will affect the amounts that may be applied to an annuity payout option or toward any Death Benefit paid.

Minimum Contract Value Risk
The minimum amount that can be left in the entire Contract after a withdrawal is $1,000.00. The entire Contract will be closed and the balance will be distributed to the Contract Owner if a withdrawal causes the Contract Value to drop below $1,000.00.
Cybersecurity
We rely heavily on interconnected computer systems and digital data to conduct our insurance business activities. Because our insurance business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is potentially vulnerable to disruptions from utility outages and other problems, and susceptible to operational and information security risks resulting from information systems failure (hardware and software malfunctions) and cyber-attacks. There may be an increased risk of cyber-attacks during periods of geopolitical or military conflict (such as Russia’s invasion of Ukraine and the resulting response by the United States and other countries). These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, and unauthorized release of confidential customer information. For instance, cyber-attacks may: interfere with our processing of Contract transactions, including the processing of orders from our website; cause the release and possible destruction of confidential customer or business information; impede order processing; subject us and/or our service providers and intermediaries to regulatory fines and financial losses; and/or cause reputational damage.
Cybersecurity risks may also affect the Indices and the Investment Portfolios in which the Subaccounts invest. Breaches in cybersecurity may cause the performance of the Index or Investment Portfolio to be calculated incorrectly, which could affect the calculation of values under the Contract. We are not responsible for the calculation of any Index or the performance of any Investment Portfolio, Breaches in cybersecurity may also negatively affect the value of the securities or other investments that comprise or define the Index or in which a portfolio invests.
Catastrophic Events
Catastrophic events such as terrorist attacks, floods, severe storms or hurricanes, computer cyber-terrorism, military actions or a pandemic disease like the novel coronavirus known as COVID-19, could have a material and adverse effect on our business in several respects by:
•    causing long-term interruptions in our service and the services provided by our significant vendors;
•    creating economic uncertainty, and reducing or halting economic activity;
•    disrupting the financial markets and adversely affecting the value, volatility, and liquidity of securities and other instruments;
•    increasing mortality or mortality risks that could adversely affect our claims experience, the actuarial assumptions that underlie our insurance products, and the costs of reinsurance.
The extent to which these types of catastrophic events, including the recent COVID-19 pandemic and the military action in Ukraine, may impact our business, results of operations, financial condition, liquidity, or prospects will depend on future developments that are highly uncertain and cannot be predicted.
THE LIVEWELL DYNAMIC ANNUITY CONTRACT
The Live Well Dynamic Annuity Contract is a flexible premium deferred registered index and variable annuity that is designed to aid in long-term financial planning for retirement or other savings needs. It is available for purchase as a Non-Qualified Contract, as well as through Individual Retirement Accounts (“IRAs”), including Traditional IRAs and Roth IRAs.

The prospectus and the Statement of Additional Information (SAI) describe all material terms and features of the Contract. Certain non-material provisions of your Contract may be different than the general description in this prospectus and the SAI because of legal requirements in the state in which you purchased the Contract. Any such variation will be included in your Contract. All material state variations are described in this prospectus. You may also contact your registered representative or our Customer Service Center for additional information about Contract variations applicable to your state. A summary of such material state specific variations is included in APPENDIX B – STATE VARIATIONS at the back of this prospectus.
PURCHASING THE CONTRACT
Any person wishing to purchase a Contract submit an application form and an initial premium payment of at least $25,000. The sale must take place through a representative who is licensed, registered and authorized to sell the Contract. The maximum Issue Age for the Contract is 85 years.
If your application is complete and in Good Order (see “Administrative Procedures”), we will accept or reject it within two Business Days of receipt. If the application is incomplete, we will attempt to complete it within five Business Days. If it is not complete at the end of this period (or cannot be accepted for some other reason), then we will inform you of the reason for the delay and the premium payment will be returned unless you let us keep the premium until the application is complete. Your initial premium is held in a non-interest bearing suspense account (which is part of our General Account and is subject to claims of our general creditors) until your Contract is issued or your premium is refunded.
You may allocate your premium payments among the Subaccounts and/or Cycle Investments available in the Contract. Because Cycle Investments only start on the third Thursday of each month, any amount of your initial premium payment and any subsequent premium payments that you wish to allocate to an upcoming Cycle Investment will be held in the Default Account until the Cycle Start Date.
We will allocate your initial premium payment according to your instructions when we receive it or accept your application (whichever is later) at our Customer Service Center before the New York Stock Exchange closes for regular trading (generally, 3:00 p.m. Central Time). If we receive your initial premium payment or accept your application (whichever is later) after the close of regular trading on the New York Stock Exchange, for investments in the Subaccounts, we will credit Accumulation Units at the Accumulation Unit Value determined at the close of the next Valuation Period.

All premium payments that you allocate to any Cycle Investment will be invested in the Default Account until your selected Cycle Start Date. The allocations will move from the Default Account into the corresponding Cycle Investments, if they launch, on the Cycle Start Date. If a Cycle Investment does not launch, the corresponding allocations will remain in the Default Account until you provide us with alternative allocation instructions. Cycle Investments begin on the third Thursday of each month. If the third Thursday of the month is not a Business Day, the Cycle Investments will launch on the next Business Day.
There may be delays in our receipt of applications that are outside of our control because of the failure of the selling registered representative to forward the application to us promptly, or because of delays in their broker dealer determining that the Contract is suitable for you. Any such delays will affect when your Contract can be issued and when your premium payment is allocated among the Subaccounts and the Cycle Investments.
Right to Cancel
You may cancel your Contract within the ten (10) day Right to Cancel period (also called the “Free Look Period”). We deem the Right to Cancel period to expire 10 days after you have received your Contract. Some states and circumstances may provide you with a longer Right to Cancel period. To cancel your Contract, you need to return your Contract and any other documentation that we may require, in Good Order, to the registered representative who sold it to you or to our Customer Service Center. If you cancel your Contract, regardless of whether it is a Qualified Contract or a Non-Qualified Contract, then we will return:
•    The Contract Value (which may be more or less than the premium payments you paid), or
•    If greater and required by law, your premiums paid minus any partial withdrawals.
Whether you receive your Contract Value or adjusted premium payment, we do not deduct surrender charges when you exercise your Right to Cancel during the Right to Cancel period.
If we return the Contract Value, the amount you receive will reflect the investment performance of the Investment Options you allocated your premiums to before you cancelled the Contract. Contract Value that is allocated to the Cycle Investments will be based on the Cycle Investment Unit Value at the time, which, if prior to the Cycle End Date, is based on the Fair Value and the Proportional Cap Rate, if applicable, and does not provide the protection of the Floor Rate or Buffer Rate.
If we return the premiums paid minus any partial withdrawals, the amount you receive will not reflect the investment performance of the Investment Options you allocated your premiums to before you cancelled the Contract. If you allocated Contract Value to the Cycle Investments, the amount due to you is not based on the Cycle Investment Unit Value at the time. The amount you receive will only be reduced to the extent you took any partial withdrawals before exercising your Right to Cancel.
Tax-free Section 1035 Exchanges
You can generally exchange one non-qualified annuity contract for another in a “tax-free exchange” under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both annuity contracts carefully. Remember that if you exchange another annuity contract for the one described in this prospectus, you might have to pay a surrender charge on your old annuity contract, there may be a surrender charge on this Contract, and other charges may be higher (or lower) and the benefits may be different. You should not exchange another annuity contract for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you this Contract (that person will generally earn a commission if you buy this Contract through an exchange or otherwise). If you purchase the Contract in exchange for an existing annuity contract from another company, we may not receive your premium payment from the other company for a substantial period of time after you sign the application and send it to us, and we cannot credit your premium to the Contract until we receive it.
If you are considering a partial exchange of an annuity contract, you should consider the conditions described by Revenue Procedure 2011-38, effective for transfers that are completed on or after October 24, 2011. Under Revenue Procedure 2011-38: (1) the period of time after which cash can be withdrawn from either contract is 180 days beginning on the date of the transfer and (2) annuity payments that satisfy the newly enacted partial annuitization rule under Section 72(a)(2) of the Code will not be treated as a distribution from either the old or new contract.
You should consult with and rely upon a tax adviser if you are considering a contract exchange.
ADDITIONAL PREMIUM PAYMENTS
You may make additional premium payments at any time after the Free Look Period and prior to Annuitization in any amount of $1,000 or more, within certain limits and subject to our right to refuse any premium payments. By current Company practice, we will also accept additional payments via automatic bank draft in amounts of $100 or more per month. Unless you receive approval from us, the maximum amount of premium you may pay into this Contract prior to the Maturity Date is $2,000,000. In addition, an initial or additional premium that would cause the Contract Value or total value of all annuity contracts that you maintain with Midland National to exceed $5,000,000 requires our prior approval. We calculate this limit for each Annuitant or Owner based on all active annuity contracts.

Additional premium payments to Subaccounts will be credited as of the end of the Valuation Period in which they are received by us, in Good Order. Because Cycle Investments only start every third Thursday, any amount of your additional premium payments that you wish to allocate to an upcoming Cycle Investment will be invested in the Default Account until your selected Cycle Start Date. The allocations will move from the Default Account into the corresponding Cycle Investments, if they launch, on the Cycle Start Date. If a Cycle Investment does not launch, the corresponding allocations will remain in the Default Account until you provide us with alternative allocation instructions.
We may refuse to accept certain forms of premium payments (e.g., third party checks, traveler’s checks, money orders), and we reserve the right to accept or reject any premium payment or form of payment. If we exercise our right to reject or place limitations on the acceptance and allocation of additional premiums, you may be unable or limited in your ability to increase your Contract Value through additional Premium payments, which, in turn, will affect the amounts that may be applied to an annuity payout option or toward any Death Benefit paid.
You may mail premium payments by regular mail to Midland National Life Insurance Company at P.O. Box 9261, Des Moines, IA 50306-9261, or by overnight delivery service to 8300 Mills Civic Pkwy, West Des Moines, IA 50266-3833.
Allocation of Premium Payments
You will provide premium payment allocation instructions in your application for the Contract. These instructions will dictate how we allocate your additional premium payments. Allocation percentages may be any whole number (from 0 to 100) and the sum must equal 100. The allocation instructions in your application will apply to all additional premium payments, unless you change your allocation instructions by providing us with written instructions. We reserve the right to limit the number of Cycle Investments and Subaccounts to which you may allocate your premium payments or transfer your Contract Value.
Changing Your Premium Payment Allocation Instructions
You may change your allocation instructions by submitting a written request to our Customer Service Center that provides new allocation instruction in whole numbers from 0 to 100, the sum of which must equal 100. We may allow other means to make this type of request with proper authorization and verification. Changes to allocation instructions will apply to premium payments received as of the date we receive your request at our Customer Service Center. Changing your allocation instructions will not affect how your existing Contract Value is allocated among the Investment Options. When the Dollar Cost Averaging (DCA) program is in effect, the DCA allocation percentages will apply to any premium payments received unless you specify otherwise. (See “Dollar Cost Averaging” later in this prospectus.
THE CYCLE INVESTMENT OPTIONS
Available Cycle Investments. We currently offer the following Cycle Investments:

Index	Cycle Term (# of years)	Cycle Structure	Cycle Floor/Buffer Rate	Cap Rate Threshold
S&P500	1	Floor	-10%	2.5%
S&P500	1	Buffer	-10%	5%
S&P500	3	Floor	-10%	2.5%
S&P500	3	Buffer	-10%	5%
S&P500	6	Floor	-10%	5%
S&P500	6	Buffer	-20%	10%
S&P500	6	Buffer	-30%	7.5%

Over time, we may add and/or remove the Cycle Investments offered for new Cycle Terms. If we do so, we will amend this Prospectus.
Features of a Cycle Investment
The key features of a Cycle Investment are:
•    the Index to which it is linked;
•    the Cycle Term, which is the period between Cycle Start Date and Cycle End Date;
•    The type of downside protection (“Cycle Structure”), which are either: (i) the maximum loss you will incur due to negative Index performance for the Cycle Term, or the Floor Rate, or (ii) the maximum amount of negative Index performance for the Cycle Term from which the Company will protect you, or the Buffer Rate; and

•    the maximum positive rate of return at the end of the Cycle Term, which is the Cap Rate (subject to the Cap Rate Threshold set forth in the table above).
The Index. We currently offer Cycles Investment linked to the following Index (the “Index”):
•    S&P 500® Price Return Index (Bloomberg Ticker: SPX), which is a price return index based on the market-capitalization-weighted index of the 500 largest U.S. publicly-traded companies that does not include dividends or distributions.
The Index involves risks, including the risk of loss of principal and previous earnings. See “Principal Risks of Investing in the Contract” earlier in this Prospectus for more information.
Cycle Terms. A Cycle Term begins on the Start Date and ends on the Cycle End Date. We currently offer Cycle Terms of 1, 3 and 6 years for Cycle Investments with a Floor Rate described below and Cycle Terms of 1, 3, and 6 years for Cycle Investments with a Buffer Rate described below.
Floor Rate. The Floor Rate is the maximum loss you will incur due to negative Index performance for the Cycle Term. We currently offer a Floor Rate of -10% for Cycle Investments linked to each available Index, but may offer the same or different rates in the future for newly offered Cycle Investment options.
The Floor Rate provides Contract Owners protection against negative Index performance greater than the selected Floor on the Cycle End Date. For example, a Floor Rate of -10% means the rate of return on a Cycle Investment would not fall below -10% if held through the end of the Cycle Term.
Example 1: If the performance of the Index at the end of a 1-year Cycle Term is -15%, and the Floor Rate of -10% is selected, the return on the Cycle Investment would be -10%. In this Example, the -10% Floor Rate applies, and Midland National bears the risk of any loss due to negative Index performance below -10%.
Example 2: If the performance of the Index at the end of a 1-year Cycle Term is -5%, and the Floor Rate of -10% is selected, the return on the Cycle Investment would be -5%. In this Example, the -10% Floor Rate does not apply because the return on the Cycle Investment is higher. The Contract Owner bears negative index performance down to -10%.
Buffer Rate. The Buffer Rate is the maximum amount of negative Index performance that the Company will protect you from on the Cycle End Date, and you will bear any negative Index performance in excess of the Buffer Rate. We currently offer Buffer Rates of -10%, -20% and -30% for Cycles linked to each available Index, but may offer the same or different rates in the future for newly offered Cycle Investment options.

Different Buffer Rates enable Contract Owners to select different levels of protection against potential losses due to negative Index performance. For example, a Buffer Rate of -20% means that Midland National will absorb negative Index performance up to -20%. The Contract Owner bears the loss to the extent negative Index performance exceeds -20%.
Example 1: If the Index performance on the Cycle End Date is -15% and a Buffer Rate selected is -20%, the return on the Cycle Investment would be 0%. In this example, the Buffer Rate would apply, and Midland National would protect you from all of the negative index performance.
Example 2: If the Index performance on the Cycle End Date is -15% and the Buffer Rate selected is -10%, the return on the Cycle Investment would be -5%. The Buffer Rate would apply, and Midland National would absorb negative Index performance of -10%. The Contract Owner bears the loss to the extent negative Index performance –exceeds 10%.
Buffer Rates do not limit the Contract Owner’s loss to a particular amount. A Cycle Investment with a Buffer Rate of -10% could experience a loss equal to -90%, and a Cycle Investment with a Buffer Rate of -20% could experience a loss equal to -80%. This means that selecting a Cycle Investment with a Buffer Rate could result in a large losses during periods of steep declines in the stock market.
The Floor Rate and the Buffer Rate only apply on the Cycle End Date. For Cycle Investments with multi-year Cycle Terms, these rates do not apply on an annual basis: any negative Index performance is measured from the Cycle Start Date until the Cycle End Date.
Neither the Floor Rate nor the Buffer Rate will apply to any partial or full withdrawals of a Cycle Investment prior to the Cycle End Date, which means that you will not have any guaranteed downside protection on these withdrawals during the Cycle Term.
Example 1: If you invest $100,000, and the Floor Rate -10% is selected, but you withdraw the entire Cycle Investment prior to the Cycle End Date at a time when the Cycle Investment Unit Value is $8, i.e. the Cycle performance to date (based on the Fair Value, which considers various market factors in addition to Index performance) is -20%, the Floor Rate would not apply and you could incur the full loss of -20%, or $20,000. This is because if you take a withdrawal prior to the Cycle End Date, there is no downside protection and you risk the loss of your entire investment.
Example 2: If you invest $100,000, and the Buffer Rate -20% is selected, and you withdraw the entire Cycle Investment prior to the Cycle End Date at a time when the Cycle Investment Unit Value is $9, i.e. the Cycle performance to date (based on the Fair Value, which considers various market factors in addition to Index performance) is -10%, the Buffer Rate would not apply and you could incur the full loss of 10%, or $10,000. In this example, your loss could be equal the full amount of the Cycle Investment Unit Value decline of 10%, or $10,000. This is because if you take a withdrawal prior to the Cycle End Date, there is no downside protection and you risk the loss of your entire investment.
Cap Rate. The Cap Rate is the maximum rate of return on a Cycle End Date and it limits participation in positive Index performance. This means that the return on an Investment Cycle is limited to the Cap Rate even if the Index performance on the Investment Cycle End Date is higher.
Example 1. If the performance of the Index at the end of a 3-year Cycle Term is 10%, but the Cap Rate is 8%, the return on your Cycle Investment for that Cycle Term would be limited to 8%, which is the Cap Rate.
Example 2. If the performance of the Index at the end of year of a 3-year Cycle Term is 5%, but the Cap Rate is 8%, the return on your Cycle Investment for that Cycle Term would be the full 5% because it is below the Cap Rate.

The return on a Cycle Investment is measured from the Cycle Start Date through the Cycle End Date. The Cap Rate is a limit on the maximum rate of return on a Cycle Investment at the end of the Cycle Term, not the end each year of the Cycle Term. Interim changes in the value of the Cycle Investment during a Cycle Term will occur, and may be higher or lower, sometimes significantly higher or lower, than the return on the Cycle Investment on the Cycle End Date.
Please note, generally the higher the Floor Rate you select, the higher the Cap Rate we will offer. For example if the Floor Rate is increased from -10% to -20%, the Cap Rate would increase. In general, the lower the Buffer Rate you select, the higher the Cap Rate we will offer. For example if the Buffer Rate is decreased from -20% to -10%, the Cap Rate would increase. In other words, selecting less protection from potential losses due to negative Index performance will generally result in a higher Cap Rate, giving you more exposure to upside potential.
Investing in the Cycle Investments
Subject to our right not to offer any Cycle Investments, we will launch new Investment Cycles on the third Thursday of every month. If the third Thursday of the month is not a Business Day, we will launch the new Investment Cycles on the next Business Day.
On the first Tuesday following a Cycle Launch Date, we will post information online about the Cycle Investments scheduled to start next. The notice, which will be posted on the Midland National’s website at www.srslivewellservice.com and will include the following information for each available Cycle Investment:
1)    Index, Cycle Term, and Floor Rate or Buffer Rate, as applicable;
2)    Start Date and Cycle End Date;
3)    Indicative Cap Rate (which will be updated every Tuesday before the Cycle Start Date);
4)    Instructions for completing investment allocation instructions for the new Cycle Investments deadline.
The final Cap Rate for a Cycle Investment will be declared on the Cycle Start Date and will be disclosed on our website www.srslivewellservice.com as of that day. Prior to the Cycle Start Date, we will post Indicative Cap Rates every Tuesday before the Cycle Start Date. The Cap Rate for a new Cycle Term may be higher, lower, or equal to the Cap Rate for the prior Cycle Term and/or the Indicative Cap Rate.
We have established a minimum Cap Rate for each available Cycle Investment, which is the Cap Rate Threshold disclosed in this prospectus. If we cannot offer the Cycle Investment with a Cap Rate that is equal to or above the applicable Cap Rate Threshold, the Cycle Investment will not launch on the Cycle Start Date for the new Cycle Term. There is a risk that you may not have a Cycle Investment to invest in if we decide not to offer any Cycle Investments in the future.
We will inform you in writing, or electronically, if applicable, of the final Cap Rate for each new Cycle Investment (whether an initial Cycle Investment or a renewal from a maturing Cycle Investment) to which your Contract Value is allocated. If the Cap Rate is not satisfactory to you, you will be eligible to “bailout” of the new Cycle Investment, regardless of whether it is an initial Cycle Investment or a renewal from a maturing Cycle Investment. In order to exercise your right to bailout of the Cycle Investment, you must notify us within 10 business days from the day we send you notice of the final Cap Rate(s). When you do so, you must instruct us where to reallocate your investment. If you want to exercise your right to bailout, you can do so by contacting us by telephone at 866-747-3421 or by e-mail at Securities@SFGMembers.com. If you do not exercise your right to bailout within 10 business days of the notice, then your Contract Value will remain invested in the Cycle Investment for the duration of the Cycle Term. This means that if you later decide to transfer or withdraw your Contract Value from the Cycle Investment prior to the Cycle End Date, the Cycle Investment Unit Value of the amount you allocated to the Cycle Investment will be based on the Fair Value and will reflect the Proportional Cap Rate, if applicable, and the Floor Rate or Buffer Rate will not apply. See “Transfers out of a Cycle Investment” and

“Withdrawals from Cycle Investments” for more information about the consequences of transfers and withdrawals from the Cycle Investments prior to the Cycle End Date.

Your bailout proceeds will be equal to the entire amount you allocated to the new Cycle Investment on the Cycle Start Date, i.e., it will not be subject to any Fair Value calculation and it will not be subject to any transfer charges.
If you have a maturing Cycle Investment, we will mail you this notice, or, if applicable, deliver it electronically. For more information, see “Cycle End Date Payments; Rollovers” below in this section.
To invest in a new Cycle Investment, you must submit your allocation instructions no later than the close of the Business Day prior to the Cycle Start Date. Your allocation instructions must specify:
1)    the Cycle Investment(s) you select for investment; and
2)    the amount and source of Contract Value to be allocated to the Cycle Investment(s), i.e., additional premium payments, amounts allocated to Investment Portfolios Available Under the Contract Investment Options or proceeds from a Cycle maturing prior to the applicable Cycle Start Date,
All transfers of Contract Value to the Cycle Investments will be placed in the Default Account one Business Day prior to the Cycle Start Date. All allocations of premium payments to the Cycle Investments will be placed in the Default Account upon allocation to the Contract and held there until the Cycle Start Date. On the Cycle Start Date, we will then reallocate the amounts to the designated Cycle Investment(s) This includes initial premiums, additional premium payments, transferred Contract Value from the Subaccounts and rollovers from maturing Cycle Investments.
Depending on market and business considerations, we may determine not to offer a Cycle Investment on a Cycle Start Date and may reject or limit the amount allocated in a Cycle Investment at our sole discretion at any time until the end of the Business Day on the Cycle Start Date. We may choose not to offer any Cycle Investment for any period or we may decide to cease offering Cycle Investments. If we decide to cease offering Cycle Investments, each outstanding Cycle Investment will continue until its respective Cycle End Date.
If you do not provide us with allocation instructions, or we do not timely receive your allocations instructions, or if the Cycle Investment you have selected is not available on the Cycle Start Date, your Contract Value will be invested in the Default Account until you provide us with alternative allocation instructions in Good Order.
The Default Account. The Default Account is the Fidelity VIP Government Money Mkt Svc 2 Money Market Subaccount, which is used to hold the following: (i) premium payments designated for a new Cycle Investment(s) upon allocation to the Contract, (ii) transfers of Contract Value designated for a new Cycle Investment(s) as of one Business Day prior to the Cycle Start Date, (iii) proceeds from a maturing Cycle Investment(s) before they are reinvested into a new Cycle Investment, and (iv) proceeds from a maturing Cycle Investment for a discontinued Cycle Investment which we have no instructions or for which the Cycle Investment does not launch. The Fidelity VIP Government Money Mkt Svc 2 Money Market Subaccount is not available for direct investment.

The Cycle Start Date. We establish the Cap Rate for a new Cycle Investment on the Cycle Start Date in our sole discretion based on a variety of factors. The Cap Rate we establish may be different from the Indicative Cap Rate on our website and in the Notice, if you are already a Contract owner invested in a Cycle Investment. You will not know the final Cap Rate until the Cycle Start Date, at which point it will be posted on our website, www.srslivewellservice.com. You will also be notified by mail or electronically, as applicable. The following table sets forth the Cycle Investments that are currently available.

Index	Cycle Term (# of years)	Cycle Structure	Cycle Floor/Buffer Rate	Cap Rate Threshold
S&P500	1	Floor	-10%	2.5%
S&P500	1	Buffer	-10%	5%
S&P500	3	Floor	-10%	2.5%
S&P500	3	Buffer	-10%	5%
S&P500	6	Floor	-10%	5%
S&P500	6	Buffer	-20%	10%
S&P500	6	Buffer	-30%	7.5%
You may invest in a Cycle Investment only on the Cycle Start Date. You may not make any additional investments in a Cycle Investment after it has launched.

Cycle Investment Value
The value of a Cycle Investment is measured in terms of the number of Cycle Investment Units credited to the Contract upon investment in the Cycle Investment and the Cycle Investment Unit Value of such Units. The Cycle Investment Unit Value on the Cycle Start Date of each Cycle Investment will be $10.00. The number of Cycle Investment Units credited to the Cycle Investment is determined by dividing the amount invested in the Cycle Investment divided by the Initial Cycle Investment Unit Value of $10.00.
In determining the Fair Value of a Cycle Investment Unit during a Cycle Term, the Fair Value Calculation Agent will take into account a variety of factors, such as the change in the Index Value from the Start Date, volatility of the Index, interest rate changes, and time remaining to the Cycle End Date. During the Cycle Term, the Cycle Investment Unit Value will also take into account the length of time since the Cycle Start Date and will reflect the Proportional Cap Rate, if applicable, but the Floor Rate or Buffer Rate will not apply.
During a Cycle Term, the Cycle Investment Unit Value will fluctuate based upon the Fair Value of the Cycle Investment determined by the Fair Value Calculation Agent as described in “Valuation of a Cycle Investment” later in this prospectus. Before the Cycle End Date, the Cycle Investment Value may be lower than the amount allocated to the Cycle Investment on the Start Date even when the Index performance is positive due to the possibility that the Index performance could decrease before the Cycle End Date. The Cycle Investment Unit Value may also be reduced by changes in Index volatility and interest rates.
The Proportional Cap Rate. Prior to the Cycle End Date, your investment returns will be based on the Cycle Investment Unit Value, which is the Fair Value of your Cycle Investment limited by the Proportional Cap Rate. The Proportional Cap Rate reduces any positive performance based on the time lapsed during the Cycle Term relative to the Cycle Term. This means, on any day prior to the Cycle End Date, if the Index is performing positively, your Cycle Investment Unit Value could reflect lower gains (because of the Proportional Cap). Under this scenario, if you take a withdrawal prior to the Cycle End Date, it would result in a reduction of more Cycle Investment Units than if you waited until the Cycle End Date, and this would always cause your Cycle Investment Value on the Cycle End Date to be lower.
Example: The Cap Rate of a six-year Cycle Investment is set at 5%. After three years, you take a full withdrawal from the Cycle Investment. The Proportional Cap Rate would be 3/6 of the Cap Rate of 5%, or 2.5%. This means that the maximum increase in the Cycle Investment Unit Value is 2.5% above the Initial Cycle Investment Unit Value of $10 set on the Cycle Start Date, i.e. the maximum Cycle Investment Unit Value of $10.25 = $10.00 * (1+2.5%). The maximum return that you will receive at the time of your withdrawal would not be greater than 2.5%, even if the Index return were higher.
CYCLE INVESTMENT UNIT VALUE CALCULATION FOR CYCLE INVESTMENTS WITH A FLOOR RATE:
Start Date
The Initial Cycle Investment Unit Value will be set as $10 for each Cycle on the Cycle Start Date.
During the Cycle Term
Each Cycle Business Day prior to Cycle End Date, the Cycle Investment Unit Value will be calculated as the lesser of the result of (A) and (B) below:
(A)    The Cycle Investment Unit Value based on the Fair Value
Each Business Day the Fair Value of each Cycle Investment will be determined by a Fair Value Calculation Agent. This is equivalent to the Fair Value / number of Cycle Investment Units.
and
(B)    The Cycle Investment Unit Value adjusted for the Proportional Cap Rate
The percentage gain in the Cycle Investment Unit Value, prior to the Cycle End Date, is limited by the Proportional Cap Rate, which is the Cap Rate multiplied by the amount of time that has elapsed since the Cycle Start Date, divided by the Cycle term.
The Proportional Cap Rate = {Initial Cycle Investment Unit Value } x {1 + (Cap Rate) x [(number of days elapsed since Cycle Start Date) / (number of days in a Cycle Term)]}.
The Proportional Cap Rate is the maximum the Cycle Investment Unit Value can be prior to the Cycle End Date.
The hypothetical examples below assumes 100,000 Cycle Investment units and the Index Value on the Cycle Start Date of 1,000. The examples of the hypothetical Fair Value for different index levels, different points in the Cycle’s life, and different Cycle Terms were chosen to demonstrate the effects of the Floor not applying before the Cycle End Date and the effects of the Proportional Cap Rate on the Cycle Investment Unit Value.
Example 1 – Index Increases 50%: A Cycle with a 3 year (1,095 days) Cycle Term, -10% Cycle Floor Rate, and 20% Cap Rate. The index increases to 1,500 (50% gain) 150 days after the Cycle Start Date. The Fair Value is $1,100,000.

(A) The fair value per Cycle Units outstanding = Fair Value / number of Cycle Investment Units = $1,100,000 / 100,000 = $11.00
(B) The maximum Cycle Investment Unit Value adjusted for the Proportional Cap Rate = {Initial Cycle Investment Unit Value} x {1 + (Cap Rate) x [(number of days elapsed since Start Date) / (number of days in a Cycle Term)]} = $10 x {1+ 20% x (150/(365 x 3)} = $10.27. This is the maximum that the Cycle Investment Unit Value can be.
The Cycle Investment Unit Value = Lesser of (A) and (B) = Min {$11.00, $10.27} = $10.27, the Cycle Investment Unit Value, based on the Fair Value, is greater than the Cycle Investment Unit Value adjusted for the Proportional Cap Rate, so the Cycle Investment Unit Value is limited by the Proportional Cap Rate.

Example 2 – Index decreases 40%: A Cycle with a 3 year (1,095 days) Cycle Term, -10% Cycle Floor Rate, and 20% Cap Rate. The index decreases to 600 (40% loss) 150 days after the Cycle Start Date. The Fair Value is $900,000.
(A) The fair value per Cycle Units outstanding Unit Value = Fair Value / number of Cycle Investment Units = $900,000 / 100,000 = $9.00
(B) The maximum Cycle Investment Unit Value adjusted for the Proportional Cap Rate = {Initial Cycle Investment Unit Value} x {1 + (Cap Rate) x [(number of days elapsed since Start Date) / (number of days in a Cycle Term)]} = $10 x {1+ 20% x (150/(365 x 3)} = $10.27. This is the maximum that the Cycle Investment Unit Value can be.
The Cycle Investment Unit Value = Lesser of (A) and (B) = Min {$9.00, $10.27} = $9.00, which is a 10% decrease in the Cycle Investment Unit Value from the Initial Cycle Investment Unit Value of $10; the decrease is equal to 10% = (1 - $9.00 / $10.00) x 100%. The Floor Rate does not apply prior to the Cycle End Date.
Example 3 - Index decreases 60%: A Cycle with a 3 year (1,095 days) Cycle Term, -10% Cycle Floor Rate, and 20% Cap Rate. The index decreases to 400 (60% loss) 150 days after the Cycle Start Date. The Fair Value is $880,000.
(A) The fair value per Cycle Units outstanding = Fair Value / number of Cycle Investment Units = $880,000 / 100,000 = $8.80
(B) The maximum Cycle Investment Unit Value adjusted for the Proportional Cap Rate = {Initial Cycle Investment Unit Value} x {1 + (Cap Rate) x [(number of days elapsed since Start Date) / (number of days in a Cycle Term)]} = $10 x {1+ 20% x (150/(365 x 3)} = $10.27. This is the maximum that the Cycle Investment Unit Value can be.
The Cycle Investment Unit Value = Lesser of (A) and (B) = Min {$8.80, $10.27} = $8.80, which is a 12% decrease in the Cycle Investment Unit Value from the Initial Cycle Investment Unit Value of $10; the decrease is equal to 12% = (1 - $8.80 / $10.00) x 100%. The Floor Rate does not apply prior to the Cycle End Date.
Example 4 – Index Increases 50%: A Cycle with a 3 year (1,095 days) Cycle Term, -10% Cycle Floor Rate, and 20% Cap Rate. The index increases to 1,500 (50% gain) 750 days after the Cycle Start Date. The Fair Value is $1,160,000.
(A) The fair value per Cycle Units outstanding = Fair Value / number of Cycle Investment Units = $1,160,000 / 100,000 = $11.60
(B) The maximum Cycle Investment Unit Value adjusted for the Proportional Cap Rate = {Initial Cycle Investment Unit Value} x {1 + (Cap Rate) x [(number of days elapsed since Start Date) / (number of days in a Cycle Term)]} = $10 x {1+ 20% x (750/(365 x 3)} = $11.37. This is the maximum that the Cycle Investment Unit Value can be.
The Cycle Investment Unit Value = Lesser of (A) and (B) = Min {$11.60, $11.37} = $11.37, the Cycle Investment Unit Value, based on the Fair Value, is greater than the Cycle Investment Unit Value adjusted for the Proportional Cap Rate, so the Cycle Investment Unit Value is limited by the Proportional Cap Rate.
Example 5 – Index Decreases 40%: A Cycle with a 3 year (1,095 days) Cycle Term, -10% Cycle Floor Rate, and 20% Cap Rate. The index decreases to 600 (40% loss) 750 days after the Cycle Start Date. The Fair Value is $930,000.

(A) The fair value per Cycle Units outstanding = Fair Value / number of Cycle Investment Units = $930,000 / 100,000 = $9.30
(B) The maximum Cycle Investment Unit Value adjusted for the Proportional Cap Rate = {Initial Cycle Investment Unit Value} x {1 + (Cap Rate) x [(number of days elapsed since Start Date) / (number of days In a Cycle Term)]} = $10 x {1+ 20% x (750/(365 x 3)} = $11.37. This is the maximum that the Cycle Investment Unit Value can be.
The Cycle Investment Unit Value = Lesser of (A) and (B) = Min {$9.30, $11.37} = $9.30, which is a 7% decrease in the Cycle Investment Unit Value from the Initial Cycle Investment Unit Value of $10; the decrease is equal to 7% = (1 - $9.30 / $10.00) x 100%. The Floor Rate does not apply prior to the Cycle End Date.
Example 6 – Index decreases 60%: A Cycle with a 3 year (1,095 days) Cycle Term, -10% Cycle Floor Rate, and 20% Cap Rate. The index decreases to 400 (60% loss) 750 days after the Cycle Start Date. The Fair Value is $920,000.

(A) The fair value per Cycle Units outstanding = Fair Value / number of Cycle Investment Units = $920,000 / 100,000 = $9.20
(B) The maximum Cycle Investment Unit Value adjusted for the Proportional Cap Rate = {Initial Cycle Investment Unit Value} x {1 + (Cap Rate) x [(number of days elapsed since Start Date) / (number of days in a Cycle Term)]} = $10 x {1+ 20% x (750/(365 x 3)} = $11.37. This is the maximum that the Cycle Investment Unit Value can be.
The Cycle Investment Unit Value = Lesser of (A) and (B) = Min {$9.20, $11.37} = $9.20, which is a 8% decrease in the Cycle Investment Unit Value from the Initial Cycle Investment Unit Value of $10; the decrease is equal to 8% = (1 - $9.20 / $10.00) x 100% The Floor Rate does not apply prior to the Cycle End Date.
Example 7 – Index increases 50%: A Cycle with a 6 year (2,190 days) Cycle Term, -10% Cycle Floor Rate, and 35% Cap Rate. The index increases to 1,500 (50% gain) 150 days after the Cycle Start Date. The Fair Value is $1,055,000.
(A) The fair value per Cycle Units outstanding = Fair Value / number of Cycle Investment Units = $1,055,000 / 100,000 = $10.55
(B) The maximum Cycle Investment Unit Value adjusted for the Proportional Cap Rate = {Initial Cycle Investment Unit Value} x {1 + (Cap Rate) x [(number of days elapsed since Start Date) / (number of days in a Cycle Term)]} = $10 x {1+ 35% x (150/(365 x 6)} = $10.24. This is the maximum that the Cycle Investment Unit Value can be.
The Cycle Investment Unit Value = Lesser of (A) and (B) = Min {$10.55, $10.24} = $10.24, the Cycle Investment Unit Value, based on the Fair Value, is greater than the Cycle Investment Unit Value adjusted for the Proportional Cap Rate, so the Cycle Investment Unit Value is limited by the Proportional Cap Rate.
Example 8 – Index decreases 40%: A Cycle with a 6 year (2,190 days) Cycle Term, -10% Cycle Floor Rate, and 35% Cap Rate. The index decreases to 600 (40% loss) 150 days after the Cycle Start Date. The Fair Value is $880,000.
(A) The fair value per Cycle Units outstanding = Fair Value / number of Cycle Investment Units = $880,000 / 100,000 = $8.80

(B) The maximum Cycle Investment Unit Value adjusted for the Proportional Cap Rate = {Initial Cycle Investment Unit Value} x {1 + (Cap Rate) x [(number of days elapsed since Start Date) / (number of days in a Cycle Term)]} = $10 x {1+ 35% x (150/(365 x 6)} = $10.24. This is the maximum that the Cycle Investment Unit Value can be.
The Cycle Investment Unit Value = Lesser of (A) and (B) = Min {$8.80, $10.24} = $8.80, which is a 12% decrease in the Cycle Investment Unit Value from the Initial Cycle Investment Unit Value of $10; the decrease is equal to 12% = (1 - $8.80 / $10.00) x 100%. The Floor Rate does not apply prior to the Cycle End Date.
Example 9 – Index decreases 60%: A Cycle with a 6 year (2,190 days) Cycle Term, -10% Cycle Floor Rate, and 35% Cap Rate. The index decreases to 400 (60% loss) 150 days after the Cycle Start Date. The Fair Value is $850,000.
(A) The fair value per Cycle Units outstanding = Fair Value / number of Cycle Investment Units = $850,000 / 100,000 = $8.50
(B) The maximum Cycle Investment Unit Value adjusted for the Proportional Cap Rate = {Initial Cycle Investment Unit Value} x {1 + (Cap Rate) x [(number of days elapsed since Start Date) / (number of days in a Cycle Term)]} = $10 x {1+ 35% x (150/(365 x 6)} = $10.24. This is the maximum that the Cycle Investment Unit Value can be.
The Cycle Investment Unit Value = Lesser of (A) and (B) = Min {$8.50, $10.24} = $8.50, which is a 15% decrease in the Cycle Investment Unit Value from the Initial Cycle Investment Unit Value of $10; the decrease is equal to 15% = (1 - $8.50 / $10.00) x 100%. The Floor Rate does not apply prior to the Cycle End Date.
Example 10 – Index increases 50%: A Cycle with a 6 year (2,190 days) Cycle Term, -10% Cycle Floor Rate, and 35% Cap Rate. The index increases to 1,500 (50% gain) 2,000 days after the Cycle Start Date. The Fair Value is $1,323,000.
(A) The fair value per Cycle Units outstanding = Fair Value / number of Cycle Investment Units = $1,323,000 / 100,000 = $13.23
(B) The maximum Cycle Investment Unit Value adjusted for the Proportional Cap Rate = {Initial Cycle Investment Unit Value} x {1 + (Cap Rate) x [(number of days elapsed since Start Date) / (number of days in a Cycle Term)]} = $10 x {1+ 35% x (2,000/(365 x 6)} = $13.20. This is the maximum that the Cycle Investment Unit Value can be.
The Cycle Investment Unit Value = Lesser of (A) and (B) = Min {$13.23, $13.20} = $13.20, the Cycle Investment Unit Value, based on the Fair Value, is greater than the Cycle Investment Unit Value adjusted for the Proportional Cap Rate, so the Cycle Investment Unit Value is limited by the Proportional Cap Rate.
Example 11 – Index decreases 40%: A Cycle with a 6 year (2,190 days) Cycle Term, -10% Cycle Floor Rate, and 35% Cap Rate. The index decreases to 600 (40% loss) 2,000 days after the Cycle Start Date. The Fair Value is $925,000.

(A) The fair value per Cycle Units outstanding = Fair Value / number of Cycle Investment Units = $925,000 / 100,000 = $9.25
(B) The maximum Cycle Investment Unit Value adjusted for the Proportional Cap Rate = {Initial Cycle Investment Unit Value} x {1 + (Cap Rate) x [(number of days elapsed since Start Date) / (number of days in a Cycle Term)]} = $10 x {1+ 35% x (2,000/(365 x 6)} = $13.20. This is the maximum that the Cycle Investment Unit Value can be.

The Cycle Investment Unit Value = Lesser of (A) and (B) = Min {$9.25, $13.20} = $9.25, which is a 7.5% decrease in the Cycle Investment Unit Value from the Initial Cycle Investment Unit Value of $10; the decrease is equal to 7.5% = (1 - $9.25 / $10.00) x 100%. The Floor Rate does not apply prior to the Cycle End Date.
Example 12 – Index decreases 60%: A Cycle with a 6 year (2,190 days) Cycle Term, -10% Cycle Floor Rate, and 35% Cap Rate. The index decreases to 400 (60% loss) 2,000 days after the Cycle Start Date. The Fair Value is $920,000.
(A) The fair value per Cycle Units outstanding = Fair Value / number of Cycle Investment Units = $920,000 / 100,000 = $9.20
(B) The maximum Cycle Investment Unit Value adjusted for the Proportional Cap Rate = {Initial Cycle Investment Unit Value} x {1 + (Cap Rate) x [(number of days elapsed since Start Date) / (number of days in a Cycle Term)]} = $10 x {1+ 35% x (2,000/(365 x 6)} = $13.20. This is the maximum that the Cycle Investment Unit Value can be.
The Cycle Investment Unit Value = Lesser of (A) and (B) = Min {$9.20, $13.20} = $9.20, which is a 8% decrease in the Cycle Investment Unit Value from the Initial Cycle Investment Unit Value of $10; the decrease is equal to 8% = (1 - $9.20 / $10.00) x 100%. The Floor Rate does not apply prior to the Cycle End Date.
CYCLE INVESTMENT UNIT VALUE CALCULATION FOR CYCLE INVESTMENTS WITH A BUFFER RATE:
Start Date
The Initial Cycle Investment Unit Value will be set as $10 for each Cycle Investment on the Start Date.
During the Cycle Term
Each Cycle Business Day prior to Cycle End Date, the Cycle Investment Unit Value will be calculated as the lesser of the result of (A) and (B) below:
(A) The Cycle Investment Unit Value based on the Fair Value
Each Business Day the Fair Value of each Cycle Investment will be determined by a Fair Value Calculation Agent. This is equivalent to the
Fair Value / number of Cycle Investment Units
and
(B) The Cycle Investment Unit Value adjusted for the Proportional Cap Rate
The percentage gain in the Cycle Investment Unit Value, prior to the Cycle End Date, is limited by the Proportional Cap Rate, which is the Cap Rate multiplied by the amount of time that has elapsed since the Cycle Start Date, divided by the cycle term.
The Proportional Cap Rate = {Initial Cycle Investment Unit Value } x {1 + ( Cap Rate) x [(number of days elapsed since Cycle Start Date) / (number of days in a Cycle Term)]}.
The Proportional Cap Rate is the maximum that the Cycle Investment Unit Value can be prior to the Cycle End Date.
The hypothetical examples below assumes 100,000 Cycle Investment Units for all of the examples and the Index Value on the Cycle Start Date of 1,000. The examples of the hypothetical Fair Value for different index levels, different points in the Cycle’s life, and different Cycle Terms were chosen to demonstrate the effects of the Buffer not applying before the Cycle End Date and the effects of the Proportional Cap Rate on the Cycle Investment Unit Value.
Example 1 – Index increases 50%: A Cycle with a 3 year (1,095 days) Cycle Term, -10% Cycle Buffer Rate, and 35% Cap Rate. The index increases to 1,500 (50% gain) 150 days after the Cycle Start Date. The Fair Value is $1,290,000.
(A) The fair value per Cycle Units outstanding = Fair Value / number of Cycle Investment Units = $1,290,000 / 100,000 = $12.90
(B) The maximum Cycle Investment Unit Value adjusted for the Proportional Cap Rate = {Initial Cycle Investment Unit Value} x {1 + (Cap Rate) x [(number of days elapsed since Cycle Start Date) / (number of days in a Cycle Term)]} = $10 x {1+ 35% x (150/(365 x 3)} = $10.48. This is the maximum that the Cycle Investment Unit Value can be.

Cycle Investment Unit Value = Lesser of (A) and (B) = Min {$12.90, $10.48} = $10.48, the Cycle Investment Unit Value, based on the Fair Value, is greater than the Cycle Investment Unit Value adjusted for the Proportional Cap Rate, so the Cycle Investment Unit Value is limited by the Proportional Cap Rate.
Example 2 – Index decreases 60%: A Cycle with a 3 year (1,095 days) Cycle Term, -10% Cycle Buffer Rate, and 35% Cap Rate. The index decreases to 400 (60% loss) 150 days after the Cycle Start Date. The Fair Value is $490,000.
(A) The fair value per Cycle Units outstanding = Fair Value / number of Cycle Investment Units = $490,000 / 100,000 = $4.90
(B) The maximum Cycle Investment Unit Value adjusted for the Proportional Cap Rate = {Initial Cycle Investment Unit Value} x {1 + (Cap Rate) x [(number of days elapsed since Start Date) / (number of days in a Cycle Term)]}= $10 x {1+ 35% x (150/(365 x 3)} = $10.48. This is the maximum that the Cycle Investment Unit Value can be.
Cycle Investment Unit Value = Lesser of (A) and (B) = Min {$4.90, $10.48} = $4.90, which is a 51% decrease in the Cycle Investment Unit Value from the Initial Cycle Investment Unit Value of $10; the decrease is equal to 51% = (1 - $4.90 / $10.00) x 100%. The Buffer Rate does not apply prior to the Cycle End Date.
Example 3 – Index increases 50%: A Cycle with a 3 year (1,095 days) Cycle Term, -10% Cycle Buffer Rate, and 35% Cap Rate. The index increases to 1,500 (50% gain) 750 days after the Cycle Start Date. The Fair Value is $1,380,000.
(A) The fair value per Cycle Units outstanding = Fair Value / number of Cycle Investment Units = $1,380,000 / 100,000 = $13.80
(B) The maximum Cycle Investment Unit Value adjusted for the Proportional Cap Rate = {Initial Cycle Investment Unit Value} x {1 + (Cap Rate) x [(number of days elapsed since Cycle Start Date) / (number of days In a Cycle Term)]} = $10 x {1+ 35% x (750/(365 x 3)} = $12.40. This is the maximum that the Cycle Investment Unit Value can be.
Cycle Investment Unit Value = Lesser of (A) and (B) = Min {$13.80, $12.40} = $12.40, the Cycle Investment Unit Value, based on the Fair Value, is greater than the Cycle Investment Unit Value adjusted for the Proportional Cap Rate, so the Cycle Investment Unit Value is limited by the Proportional Cap Rate.

Example 4 – Index decreases 60%: A Cycle with a 3 year (1,095 days) Cycle Term, -10% Cycle Buffer Rate, and 35% Cap Rate. The index decreases to 400 (60% loss) 750 days after the Cycle Start Date. The Fair Value is $510,000.
(A) The fair value per Cycle Units outstanding = Fair Value / number of Cycle Investment Units = $510,000 / 100,000 = $5.10
(B) The maximum Cycle Investment Unit Value adjusted for the Proportional Cap Rate = {Initial Cycle Investment Unit Value} x {1 + (Cap Rate) x [(number of days elapsed since Start Date) / (number of days in a Cycle Term)]}= $10 x {1+ 35% x (750/(365 x 3)} = $12.40. This is the maximum that the Cycle Investment Unit Value can be.
Cycle Investment Unit Value = Lesser of (A) and (B) = Min {$5.10, $12.40} = $5.10, which is a 49% decrease in the Cycle Investment Unit Value from the Initial Cycle Investment Unit Value of $10; the decrease is equal to 49% = (1 - $5.10 / $10.00) x 100%. The Buffer Rate does not apply prior to the Cycle End Date.
Example 5 – Index increases 50%: A Cycle with a 6 year (2,190 days) Cycle Term, -30% Cycle Buffer Rate, and 30% Cap Rate. The index increases to 1,500 (50% gain) 150 days after the Cycle Start Date. The Fair Value is $1,130,000.
(A) The fair value per Cycle Units outstanding = Fair Value / number of Cycle Investment Units = $1,130,000 / 100,000 = $11.30
(B) The maximum Cycle Investment Unit Value adjusted for the Proportional Cap Rate = {Initial Cycle Investment Unit Value} x {1 + (Cap Rate) x [(number of days elapsed since Cycle Start Date) / (number of days in a Cycle Term)]} = $10 x {1+ 30% x (150/(365 x 6)} = $10.21. This is the maximum that the Cycle Investment Unit Value can be.
Cycle Investment Unit Value = Lesser of (A) and (B) = Min {$11.30, $10.21} = $10.21, the Cycle Investment Unit Value, based on the Fair Value, is greater than the Cycle Investment Unit Value adjusted for the Proportional Cap Rate, so the Cycle Investment Unit Value is limited by the Proportional Cap Rate.
Example 6 – Index decreases 60%: A Cycle with a 6 year (2,190 days) Cycle Term, -30% Cycle Buffer Rate, and 30% Cap Rate. The index decreases to 400 (60% loss) 150 days after the Cycle Start Date. The Fair Value is $630,000.
(A) The fair value per Cycle Units outstanding = Fair Value / number of Cycle Investment Units = $630,000 / 100,000 = $6.30
(B) The maximum Cycle Investment Unit Value adjusted for the Proportional Cap Rate = {Initial Cycle Investment Unit Value} x {1 + (Cap Rate) x [(number of days elapsed since Start Date) / (number of days in a Cycle Term)]}= $10 x {1+ 30% x (150/(365 x 6)} = $10.21. This is the maximum that the Cycle Investment Unit Value can be.

Cycle Investment Unit Value = Lesser of (A) and (B) = Min {$6.30, $10.21} = $6.30, which is a 37% decrease in the Cycle Investment Unit Value from the Initial Cycle Investment Unit Value of $10; the decrease is equal to 37% = (1 - $6.30 / $10.00) x 100%. The Buffer Rate does not apply prior to the Cycle End Date.

Example 7 – Index increases 50%: A Cycle with a 6 year (2,190 days) Cycle Term, -30% Cycle Buffer Rate, and 30% Cap Rate. The index increases to 1,500 (50% gain) 2,000 days after the Cycle Start Date. The Fair Value is $1,320,000.
(A) The fair value per Cycle Units outstanding = Fair Value / number of Cycle Investment Units = $1,320,000 / 100,000 = $13.20
(B) The maximum Cycle Investment Unit Value adjusted for the Proportional Cap Rate = {Initial Cycle Investment Unit Value} x {1 + (Cap Rate) x [(number of days elapsed since Cycle Start Date) / (number of days in a Cycle Term)]} = $10 x {1+ 30% x (2,000/(365 x 6)} = $12.74. This is the maximum that the Cycle Investment Unit Value can be.
Cycle Investment Unit Value = Lesser of (A) and (B) = Min {$13.20, $12.74} = $12.74, the Cycle Investment Unit Value, based on the Fair Value, is greater than the Cycle Investment Unit Value adjusted for the Proportional Cap Rate, so the Cycle Investment Unit Value is limited by the Proportional Cap Rate.
Example 8 – Index decreases 60%: A Cycle with a 6 year (2,190 days) Cycle Term, -30% Cycle Buffer Rate, and 30% Cap Rate. The index decreases to 400 (60% loss) 2,000 days after the Cycle Start Date. The Fair Value is $720,000.
(A) The fair value per Cycle Units outstanding = Fair Value / number of Cycle Investment Units = $720,000 / 100,000 = $7.20
(B) The maximum Cycle Investment Unit Value adjusted for the Proportional Cap Rate = {Initial Cycle Investment Unit Value} x {1 + (Cap Rate) x [(number of days elapsed since Start Date) / (number of days in a Cycle Term)]}= $10 x {1+ 30% x (2,000/(365 x 6)} = $12.74. This is the maximum that the Cycle Investment Unit Value can be.
Cycle Investment Unit Value = Lesser of (A) and (B) = Min {$7.20, $12.74} = $7.20, which is a 28% decrease in the Cycle Investment Unit Value from the Initial Cycle Investment Unit Value of $10; the decrease is equal to 28% = (1 - $7.20 / $10.00) x 100%, the Buffer Rate does not apply prior to the Cycle End Date.
For more information, see “Valuation of a Cycle Investment”.
Transfers out of a Cycle Investment
You may transfer all or a portion of your Cycle Investment Value out of a Cycle Investment on any Business Day. If you transfer from a Cycle Investment during the Cycle Term prior to the Cycle End Date, the Cycle Investment Unit Value is based on the Fair Value and will reflect the Proportional Cap Rate, if applicable, and the Floor Rate or Buffer Rate will not apply. This means that if the Index is performing positively, your Cycle Investment Unit Value could reflect lower gains (because of the Proportional Cap), and, if the Index is performing negatively, your Cycle Investment Unit Value could reflect higher losses (because the Floor and Buffer Rates do not apply) than on the Cycle End Date. Under both these scenarios, if you take a withdrawal prior to the Cycle End Date, including transfers to the Subaccounts, it will result in a reduction of more Cycle Investment Units than if you waited until the Cycle End Date, and this will always cause your Cycle Investment Value on the Cycle End Date to be lower.
You may transfer into a Subaccount on any Business Day and/or into another Cycle Investment on the Cycle Start Date. If you transfer to another Cycle Investment, we will move your transferred Contract Value into the Default Account one Business Day prior to the Cycle Start Date. You may also request that all or part of any withdrawal amount be reallocated to an upcoming new Cycle Investment or to one or more Subaccounts available under the Contract.

For proceeds from maturing Cycles, if you do not provide transfer instructions in Good Order, we will allocate the Cycle Investment Value to the next new Cycle Investment of the same Cycle Type. If such a new Cycle Investment is not available, we will allocate the Cycle Investment Value to the Default Account.
Withdrawals from Cycle Investments
To withdraw money from a Cycle Investment, you must send us a Written Request containing the pertinent details of the withdrawal request, including the amount of the withdrawal and the Cycle Investment(s) from which to make the withdrawal (“withdrawal request”). Unless we receive specific instructions from you, we will deduct all requested withdrawals pro-rata from the Subaccounts until your Accumulation Value is exhausted. If your Accumulation Value is insufficient to fulfill your withdrawal request and your withdrawal request does not specifically instruct us to deduct the withdrawal from the Cycle Investment(s), we will consider the withdrawal request to be not in Good Order and we will not process the withdrawal request. The minimum partial withdrawal amount is $1,000. Required Minimum Distributions (“RMDs”) are not subject to this minimum. A Surrender Charge will generally apply to amounts withdrawn in excess of the Free Withdrawal Amount.
We will process withdrawal requests that we receive by the end of the Cycle Investment Business Day using that day’s Cycle Investment Unit Value. For withdrawal requests we receive after the end of the Cycle Investment Business Day, we will use the Cycle Investment Unit Value for the next Cycle Investment Business Day. The number of Cycle Investment Units withdrawn from the Cycle

Investment will equal the withdrawal amount divided by the Cycle Investment Unit Value on the close of the Business Day on which the withdrawal is processed.
We will pay the withdrawal amount to the Contract Owner no later than seven days after the Cycle Investment Business Day on which we received the Written Request, subject to our right to defer payment discussed below.
The Cycle Investment Unit Value is determined from the Cycle’s Fair Value as provided by the Fair Value Calculation Agent. The Cycle Investment Unit Value reflects the Proportional Cap Rate, if applicable, and the Floor Rate and the Buffer Rate do not apply. This means, on any day prior to the Cycle End Date, if the Index is performing positively, your Cycle Investment Unit Value could reflect lower gains (because of the Proportional Cap), and, if the Index is performing negatively, your Cycle Investment Unit Value could reflect higher losses (because the Floor and Buffer Rates do not apply) than on the Cycle End Date. Under both these scenarios, if you take a withdrawal prior to the Cycle End Date, it will result in a reduction of more Cycle Investment Units than if you waited until the Cycle End Date, and this will always cause your Cycle Investment Value on the Cycle End Date to be lower. See “Valuation of a Cycle Investment later in this prospectus for more information.
Required Minimum Distributions. Unless we receive instructions from you, we will deduct all RMDs pro-rata from the Subaccounts until your Accumulation Value is exhausted, then from the Cycle Investments on a pro-rata basis. You may instruct us to take RMDs from all Investment Options - all Investment Portfolios Available Under the Contract Investment Options and all Cycle Investments – on a pro-rata basis. If you take an RMD from a Cycle Investment during the Cycle Term prior to the Cycle End Date, you will receive the Cycle Investment Unit Value times the number of Cycle Investment Units withdrawn and the Cycle Investment Unit Value will be limited by the Proportional Cap Rate, but the Floor Rate or Buffer Rate will not apply.
The Cycle Investment Unit Value is determined from the Cycle’s Fair Value as provided by the Fair Value Calculation Agent. The Cycle Investment Unit Value reflects the Proportional Cap Rate, if applicable, and the Floor Rate and the Buffer Rate do not apply. This means, on any day prior to the Cycle End Date, if the Index is performing positively, your Cycle Investment Unit Value could reflect lower gains (because of the Proportional Cap), and, if the Index is performing negatively, your Cycle Investment Unit Value could reflect higher losses (because the Floor and Buffer Rates do not apply) than on the Cycle End Date. Under both these scenarios, if you take a withdrawal prior to the Cycle End Date, including an RMD, it will result in a reduction of more Cycle Investment Units than if you waited until the Cycle End Date, and this will always cause your Cycle Investment Value on the Cycle End Date to be lower. See “Valuation of a Cycle Investment later in this prospectus for more information.
A withdrawal taken to satisfy an RMD is not subject to the deduction of a Surrender Charge. See “Charges, Fees and Deductions – Surrender Charge”.
Deferral of Payment. We may defer payment of any withdrawal proceeds or other payment from a Cycle Investment if, due to the closing or other disruption of financial markets or exchanges or other circumstances beyond the Company’s control, the Company is unable to settle the necessary transactions prudently as reasonably determined by the Company. See “Payment of Contract Proceeds”. Payments may be deferred for up to six months if the insurance regulatory authority of the state in which the Contract is issued approves such deferral.
Cycle End Date Payments; Rollovers
Thirty Business Days before the Cycle End Date, we will send you a Cycle Investment Maturity Notice that alerts you to the pending Cycle End Date and provides instructions on how to direct us to allocate the proceeds of a maturing Cycle Investment. At least one Business Day before the Cycle End Date, you may provide written instruction directing us to allocate the proceeds of your maturing Cycle Investments to a new Cycle Investment or to the Subaccounts, either based on the current allocation instructions or new allocation instructions. If you do not notify us we will allocate your proceeds as follows:
1)    For maturing Cycle Investments, we will invest the proceeds in a new Cycle Investment of the same Cycle Type;
2)    If such a new Cycle Investment is not available, we will allocate the proceeds to the Default Account.
We will pay proceeds of the Cycle Investment on the Cycle End Date.
Additional Information About the Indices
S&P 500 Price Return Index (Bloomberg Ticker: SPX). The S&P 500 Price Return Index was established by Standard & Poor’s. The S&P 500 Price Return Index includes 500 leading companies in leading industries of the U.S. economy, capturing 75% coverage of U.S. equities. The S&P 500 Price Return Index does not include dividends declared by any of the companies included in this Index.
See “Appendix D - Index Disclaimers” for important information regarding the Indices.

Replacement of the Index
In the event the Index for a Cycle Investment is discontinued, we may replace the Index with an available comparable Index for future Cycle Investments.
In addition, in the event the Index for a Cycle Investment is changed substantially, or if hedging instruments become difficult to acquire or the cost of hedging becomes excessive, we may stop offering and/or replace the Index with an available comparable Index for future Cycle Investments.
If the Index is discontinued, for Cycle Terms that are ongoing, we will end, i.e., mature, the Cycle Term on the date the Index is discontinued, and calculate the Cycle Investment return based on the Cap Rate and Floor Rate or Buffer Rate, as applicable.
If we stop offering the Index for future Cycle Investments for any reason other than the Index is discontinued, any ongoing applicable Cycle Investments will continue until their Cycle End Date. This means we will not will not mature a Cycle Investment before its Cycle Ends Date if Index that has not been discontinued.

In replacing the Index for future Cycle Investments, we would attempt to choose a new Index that has a similar investment objective and risk profile to the original Index. The selection criteria for a suitable alternative Index may include the following:
1.    There is a sufficiently large market in exchange traded and/or over-the counter options, futures, and similar derivative instruments based on the index to allow the Company to hedge fluctuations of the Index Value.
2.    The Index is recognized as a broad-based Index for the relevant market; and
3.    The publisher of the Index allows the Company to use the Index and other materials for a reasonable fee.
For example, if the S&P 500 Price Return index is discontinued, we will mature the Cycle Investments as of the date of the most recently available Index closing value. We will use that closing value to calculate the return through that date. We will apply the return calculated on that date in the same way we apply the return calculated on the Cycle End Date for Cycle Investments that are not terminated early. This means we will apply the Cap Rate and Downside Protection, as applicable. For example, if the Index was up 12% at the time we matured the Cycle and the Cap Rate was 8%, we would credit an 8% return to your Cycle Investment Value. If the Index was down 30% at the time we matured the Cycle for a Cycle with a -10% Buffer Rate, we would credit a 20% negative return to your Cycle Investment Value and for a Cycle with -10% Floor Rate, we would credit -10%. We would provide notice about maturing the Cycle that is terminated early, as soon as practicable and ask for instructions on where to transfer your Cycle Investment Value.
We will give at least a 30 day notice of any change, unless the Index provider itself gives us less than 30 days’ notice, in which case we will give you notice as soon as practicable.
In the case of any of the types of early maturities discussed above, you can allocate the Cycle Investment Value to any of the available investment options, such as immediately to a Subaccount or to a Cycle Investment on the next Cycle Start Date, if available.
Contract owners are always permitted to transfer to the Subaccounts and may not invest in Cycles that have already commenced.
Valuation of a Cycle Investment
The amount invested in a Cycle Investment by the Contract Owner is the Cycle Investment Value. As of any Cycle Business Day, the Cycle Investment Value is measured by the number of Cycle Investment Units credited to the Contract multiplied by the Cycle Investment Unit Value, each as of that Cycle Business Day. The Cycle Investment Value will reflect withdrawals and fluctuations in the Cycle Investment Unit Value.    ON ANY CYCLE BUSINESS DAY AFTER THE CYCLE START DATE, THE CONTRACT OWNER’S CYCLE INVESTMENT VALUE MAY BE LESS THAN THE AMOUNT INITIALLY INVESTED. The Cycle Investment Value is reduced by the dollar amount of all withdrawals.
Cycle Investment Unit
The number of Cycle Investment Units initially credited to the Contract is calculated by dividing the amount allocated to the Cycle Investment on the Start Date by $10.00. The number of Units credited to the Contract will be reduced by withdrawals made prior to the Cycle End Date based on the amount withdrawn and the Cycle Investment Unit Value at the time of the withdrawal.
Example. A withdrawal of $10,000 is requested from a Cycle Investment prior to the Cycle End Date. At the time of the request, the number of Cycle Investment Units owned by the Contract Owner is 10,000 and the Cycle Investment Unit Value is $10 for a total Cycle Investment Value of $100,000. After the withdrawal the total Cycle Investment Value is $90,000 = $100,000 - $10,000 (withdrawal). The number of Cycle Investment Units after the withdrawal is 9,000 = 10,000 - $10,000(withdrawn) / $10(Cycle Investment Unit Value).

Cycle Investment Unit Value
For each Cycle Investment, we will establish the Cycle Investment Unit Value on the Start Date, and calculate the Cycle Investment Unit Value on each Cycle Business Day and on the Cycle End Date. The methods used to calculate the Cycle Investment Unit Value on each Cycle Business Day and on the Cycle End Date are different.
On the Start Date. For each Cycle Investment we establish an Initial Cycle Investment Unit Value at $10.00 on the Cycle Start Date.
During the Cycle Term. For each Cycle Investment, we determine the Cycle Investment Unit Value as of each Cycle Business Day based on its Fair Value and the Proportional Cap Rate. The Buffer Rate and Floor rate do not apply.
We have contracted with S&P Global Market Intelligence, an independent analytics firm, to be the Fair Value Calculation Agent to compute the Fair Value of a Cycle Investment Unit.
The Fair Value of a Cycle Investment is determined by the Fair Value Calculation Agent as of the end of each Cycle Business Day. The Fair Value reflects the current value of certain financial instruments. These financial instruments are intended to provide a return equal to the change in Index Value at the end of the Cycle Term subject to the Cap Rate and subject to the Floor Rate or Buffer Rate. The Fair Value is based on a variety of factors considered by the Fair Value Calculation Agent, which include the change in the Index Value from the Cycle Start Date, volatility of the Index, changes in prevailing interest rates and the time remaining to the Cycle End Date. The Fair Value is determined using a formula which is based on the economic value of a hypothetical investments at the time of the valuation designed to match Cycle Investment value at the Cycle End Date. The value of each of these financial instruments is determined by the Fair Value Calculation Agent using standard financial industry calculations.
On each Business Day prior to the Cycle’s End Date, we will use the Fair Value for each Cycle, as provided by the Fair Value Calculation Agent, to calculate the Fair Value per Cycle Investment Unit outstanding. This value is then compared to the Cycle Investment’s Proportional Cap Rate. The Cycle Investment Unit Value for that Business Day is the lesser of the Fair Value per Cycle Investment Unit outstanding and the Cycle Investment’s Proportional Cap Rate, which is the greatest possible Cycle Investment Unit Value.
See “Appendix E – Fair Value Formulas” for more detailed information about how the Fair Value Calculation Agent determines the Fair Value. See “Appendix C – Cycle Investment Unit Value Examples” for illustrations of how Cycle Investment Unit Values are computed.
Cycle Investments do not involve an investment in any underlying portfolio of securities or financial instruments. Individuals should consult their financial professional about the risks, benefits, and other features of the Cycle Investments, and whether the Cycle Investments are appropriate based upon their financial situations and objectives. Please consider carefully the important information contained in this prospectus before investing in a Cycle Investment.
THE SUBACCOUNT INVESTMENT OPTIONS
The Subaccounts are offered through the Midland National Life Separate Account C (the “Registered Separate Account”). The Registered Separate Account is divided into Subaccounts, called, each of which invests exclusively in shares of one Investment Portfolio. You may allocate part or all of your premium payment to one or more Subaccounts.

A list of the Investment Portfolios currently available through the Subaccounts is set forth at the back of this prospectus in “APPENDIX A – INVESTMENT PORTFOLIOS AVAILABLE UNDER THE CONTRACT ”. Appendix A also includes information about the investment types and advisers of each Investment Portfolio.
The Investment Portfolios available under the Contracts are not available for purchase directly by the general public, and are not the same as the mutual funds with very similar or nearly identical names that are sold directly to the public. However, the investment objectives and policies of the Investment Portfolios are very similar to the investment objectives and policies of other (publicly available) mutual funds that have very similar or nearly identical names and that are or may be managed by the same investment adviser or manager. Nevertheless, the investment performance and results of any of the Investment Portfolios that are available under the Contracts may be lower, or higher, than the investment results of such other (publicly available) mutual funds. There can be no assurance, and no representation is made, that the investment results of any of the available Investment Portfolios will be comparable to the investment results of any other portfolio or mutual fund, even if the other portfolio or mutual fund has the same investment adviser or manager and the same investment objectives and policies and a very similar or nearly identical name.
The Investment Portfolios offered through the Contract were selected by Midland National based on several criteria, including asset class coverage, the alignment of investment objectives of a portfolio with our hedging strategy, the strength of the manager’s reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Of course, we also consider whether the portfolio’s adviser is an affiliate of ours. We also consider whether the Investment Portfolio, its adviser, sub-adviser, or distributor (or an affiliate) can provide marketing and distribution support for the sale of the policies. Another factor that we consider during the selection process is whether the Investment Portfolio or one of its service providers (e.g., the investment adviser or sub-advisers) will make payments to us or our affiliates in connection with certain administrative, marketing and support services, and the amount of any such payments, or whether affiliates of the Funds can provide marketing and distribution support for sales of the Contracts.

The Investment Portfolios, their managers, or affiliates thereof, may make payments to Midland National and/or its affiliates. These payments may be derived, in whole or in part, from the fees disclosed in the Investment Portfolios’ prospectuses including investment advisory fees, 12b-1 fees and other expenses including service fees (if applicable) charged annually by each Investment Portfolio. Owners, through their indirect investment in the Investment Portfolios, bear the costs of these fees. The amount of these payments may be substantial, may vary between Investment Portfolios, and generally are based on a percentage of the assets in the Investment Portfolios that are attributable to the Contracts and other variable insurance products issued by Midland National. These percentages currently range up to 0.50% annually. Midland National may use these payments for any corporate purpose, including payment of expenses that Midland National and/or its affiliates incur in promoting, issuing, marketing, and administering the Contracts, and, that we incur in our role as intermediary, in promoting and marketing the Investment Portfolios. Midland National and its affiliates may profit from these payments.
You are responsible for choosing the Subaccounts, and the amounts allocated to each, that are appropriate for your own individual circumstances and by your investment goals, financial situation, and risk tolerance. Since investment risk is borne by your decisions regarding investment allocations should be carefully considered and periodically re-evaluated.
Other Investment Portfolios (or available classes) may have lower fees and better overall investment performance.
In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the Investment Portfolios that are available to you, including each Investment Portfolio’s prospectus, statement of additional information and annual and semi-annual reports. Other sources such as the fund company’s website or newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations relating to an Investment Portfolio. You should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.
You bear the entire risk for the allocation of your premiums and Accumulation Value among the Investment Options whether or not you use the service of an adviser. We are not responsible for any investment or other advice or services that you may receive.
You bear the risk of any decline in the Accumulation Value of your Contract resulting from the performance of the Investment Options you have chosen.
We do not recommend or endorse any particular Investment Portfolio or Portfolios and we do not provide investment advice.
Availability of the Investment Portfolios
We cannot guarantee that each Investment Portfolio will always be available for investment through the Contracts.
We reserve the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares of an Investment Portfolio that are held in the Registered Separate Account. New or substitute Investment Portfolios may have different fees and expenses and their availability may be limited to certain classes of purchasers. If the shares of an Investment Portfolio are no longer available for investment or if, in our judgment, further investment in any portfolio should become inappropriate, we may redeem the shares of that Investment Portfolio and substitute shares of another Investment Portfolio. We will not substitute any shares without notice and prior approval of the SEC and state insurance authorities, to the extent required by the Investment Company Act of 1940, as amended, or other applicable law.
Your Accumulation Value (Contract Value allocated to the Subaccounts)
Your Accumulation Value is the sum of the amounts you have invested in the Subaccounts. Your Accumulation Value will vary daily to reflect the investment performance of the Investment Portfolios you select, any premium payments, partial withdrawals, surrenders, and charges assessed in connection with the Contract. Transaction charges are made on the effective date of the transaction. Charges against the Subaccounts are reflected daily.
There is no guaranteed minimum Accumulation Value for amounts allocated to the Subaccounts. You bear the investment risk. An Subaccount’s performance will cause your Accumulation Value to go up or down each Valuation Period.
Accumulation Units
The amount you invest in each Subaccount is represented by the value of the Accumulation Unit Value times the number of Accumulation Units credited to you. Premium payments allocated to and Accumulation Value transferred to an Subaccount are used to purchase Accumulation Units. Accumulation Units are sold or redeemed when you make a surrender, partial withdrawal or transfer amounts from a Subaccount to a Cycle Investment, and to purchase an Annuity Option or pay the Death Benefit when the Owner dies. We also redeem units to pay Transaction Expenses. See the “Fee Table” for more information about Transaction Expenses.
We calculate the number of Accumulation Units purchased or redeemed in an Subaccount by dividing the dollar amount of the transaction by the Subaccount’s Accumulation Unit Value at the end of the day, if it is a Business Day. If it is not a Business Day, we will use the Accumulation Unit Value on the next Business Day. The number of Accumulation Units credited to you will not vary because of changes in Accumulation Unit Values.

The Accumulation Units of each Subaccount will have different Accumulation Unit Values. We determine Accumulation Unit Values for the Subaccounts at the end of each Business Day. The Accumulation Unit Value for each Subaccount is initially set at $10.00.

Accumulation Unit Values fluctuate with the investment performance of the corresponding portfolios. Accumulation Unit Values reflect investment income, the Investment Portfolios’ realized and unrealized capital gains and losses, and the Investment Portfolios’ expenses. The Accumulation Unit Values also reflect the daily asset charges we deduct from your Subaccount Accumulation Value currently at an effective annual rate of 1.35%. Additional information about the Accumulation Unit Values is contained in the SAI.
Transfers of Accumulation Value
You generally may transfer amounts among the Subaccounts prior to Maturity Date, unless otherwise noted. The minimum amount that may be transferred in a single day is $100 or 100% of the Contract Value allocated to the Subaccount if less than $100. The minimum amount may come from or be transferred to more than one Subaccount. Completed transfer requests received at our Customer Service Center in Good Order before the New York Stock Exchange closes for regular trading (usually 3:00 p.m. Central Time) are priced at the Accumulation Unit Value determined at the close of that Valuation Period. If we receive your completed transfer request in Good Order after the close of a Valuation Period, we will process the transfer request at the Accumulation Unit Value determined at the close of the next Valuation Period.
For information regarding telephone or facsimile requests, see “Administrative Procedures”. Transfers may be delayed under certain circumstances. See “Payment of Contract Proceeds”. We currently do not charge for transfers between Subaccounts, but reserve the right to charge $15 per transfer for transfers in excess of 15 per Contract year. If assessed, this charge will be deducted from the amount that is transferred prior to the allocation to a different Subaccount. The fee is waived for transfers in connection with active Dollar Cost Averaging or automatic rebalancing programs.
We reserve the right to eliminate and/or restrict the transfer privilege in any manner we deem appropriate for some, all or specific Owners.
This transfer discussion applies only to transfers to and from the Subaccounts..
Transfer Limitations
Frequent, large, programmed or short-term transfers among Subaccounts, such as those associated with “market timing” transactions, can adversely affect the Investment Portfolios and the returns achieved by Owners. In particular, such transfers may dilute the value of the Investment Portfolios’ shares, interfere with the efficient management of the Investment Portfolios’ investments, and increase brokerage and administrative costs of the Investment Portfolios. In order to try to protect our Owners and the Investment Portfolios from potentially harmful trading activity, We have implemented certain market timing and excessive trading policies and procedures (the “Market Timing Procedures”). Our Market Timing Procedures are designed to detect and prevent frequent or short-term transfer activity among the Subaccounts that may adversely affect other Owners or Investment Portfolio shareholders.
More specifically, currently our Market Timing Procedures are intended to detect potentially harmful trading or transfer activity by monitoring for excessive trading. We currently define excessive trading as:
•    More than one purchase and sale of the same Subaccount within a 60-calendar day period, commonly referred to as a “round trip”. Two or more “round trips” involving the same Subaccount within a 60-calendar day period is considered excessive trading.
•    Six round-trips involving the same Subaccount within a twelve month period.

We will review transfer requests, daily blotters, and transaction logs in an attempt to identify transfers that exceed these transfer parameters. We will review those transfers (and other transfers in the same Contract) to determine if, in our judgment, the transfers are part of a market timing strategy or otherwise have the potential to be harmful. We will honor and process the second transfer request, but if we believe that the activity is potentially harmful, we will suspend that Contract’s transfer privileges and we will not accept another transfer request telephonically or electronically (fax, internet, etc.) for 14 Business Days. We will attempt to inform the Owner (or registered representative) by telephone that their transfers have been deemed potentially harmful to others and that their telephone and electronic transfer privilege is suspended for 14 days. If we do not succeed in reaching the Owner or registered representative by phone, we will send a letter by first class mail to the Owner’s address of record.
We reserve the right to apply our market timing procedures to all Subaccounts available under the Contract, including Subaccounts that invest in Investment Portfolios that affirmatively permit frequent and short-term trading in other variable annuity Contracts offered by us or other insurance companies. Therefore, if you allocate premiums or your Accumulation Value to such a Subaccount, you may indirectly bear the effects of market timing or other frequent trading. These Investment Portfolios might not be appropriate for long-term investors. For a complete description of each Investment Portfolios’ trading policies, review each Investment Portfolios’ prospectus.
In addition to our own market timing procedures, managers of the Investment Portfolios might contact us if they believe or suspect that there is market timing or other potentially harmful trading, and if so we will take appropriate action to protect others. In particular, we may, and we reserve the right to, reverse a potentially harmful transfer. We will inform the relevant Owner and/or registered representative and the Owner will bear any investment loss of such reversal.

To the extent permitted by applicable law, we reserve the right to delay or reject a transfer request at any time that we are unable to purchase or redeem shares of any Investment Portfolios available through Separate Account C, because of any refusal or restriction on purchases or redemptions of Investment Portfolio shares on the part of the Investment Portfolio’s managers pursuant to the Investment Portfolio’s policies and procedures respecting market timing activities or other potentially abusive transfers. If this occurs, we will attempt to contact you by telephone for further instructions. If we are unable to contact you within 5 Business Days after We have been advised that your transfer request has been refused or delayed by the Investment Portfolio manager, the amount intended for transfer will be retained in or returned to the originating Subaccount. You should also be aware that as required by Rule 22c-2 under the 1940 Act, We have entered into information sharing agreements with each of the fund or trust company whose Investment Portfolios are offered through the Contract. We share your trading information under these agreements as necessary for the fund and trust companies to monitor Investment Portfolio trading and this may include personal Contract information, including names and social security numbers or other tax identification numbers. As a result of this information sharing, a fund or trust company may direct us to restrict a Contract Owner’s transactions if the fund or trust company determines that the Contract Owner violated the Investment Portfolio’s excessive/frequent trading policy. This could include the fund or trust company directing us to reject any future allocations of premium payments or transfers from a Subaccount or Cycle Investment to any Subaccount investing Investment Portfolio or all Investment Portfolios within the fund family. We are Contractually obligated to comply with all restrictions imposed by the Investment Portfolios. You should read the prospectuses of the Investment Portfolios for more details on their ability to refuse or restrict purchases or redemptions of their shares.
In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as we deem necessary or appropriate to better detect and deter frequent, programmed, large, or short-term transfers that may adversely affect other Owners or Investment Portfolio shareholders, to comply with state or federal regulatory requirements, or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). We may change our parameters to monitor for a different number of transfers with different time periods, and we may include other factors such as the size of transfers made by Owners within given periods of time, as well as the number of “round trip” transfers into and out of particular Subaccounts for purposes of applying the parameters used to detect potential market timing and other potentially harmful activity. We may aggregate transfers made in two or more Contracts that We believe are connected (for example, two Contracts with the same Owner, or owned by spouses, or owned by different partnerships, trusts, or corporations that are under common control, etc.).
We do not include transfers made pursuant to the Dollar Cost Averaging program and Investment Portfolio rebalancing program in these limitations. We may vary our market timing procedures from Subaccount to Subaccount, and may be more restrictive with regard to certain Subaccounts than others. We may choose not to apply these detection methods to Subaccounts investing in Investment Portfolios that, in our judgment, would not be particularly attractive to market timers or otherwise susceptible to harm by frequent transfers.
We reserve the right to place restrictions on the methods of implementing transfers for all Owners that we believe might otherwise engage in trading activity that is harmful to others. For example, we might only accept transfers by original “wet” Owner signature conveyed through the U.S. mail (that is, we can refuse transfer requests submitted by phone, facsimile, e-mail or by any other electronic means, or overnight courier service). We also reserve the right to implement and administer redemption fees imposed by one or more of the Investment Portfolios in the future.
Contract Owners seeking to engage in frequent, programmed, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect and deter such transfer activity is limited by operational systems and technological limitations. In addition, the terms of the Contract may also limit our ability to restrict or deter harmful transfers. Furthermore, the identification of Owners determined to be engaged in transfer activity that may adversely affect other Owners or Investment Portfolios’ shareholders involves judgments that are inherently subjective. Accordingly, despite our best efforts, we cannot guarantee that our Market Timing Procedures will detect every potential market timer. Some market timers may get through our controls undetected and may cause dilution in Accumulation Unit Values to others. We apply our Market Timing Procedures consistently to all Owners without special arrangement, waiver, or exception. We may vary our Market Timing Procedures among our other variable insurance products to account for differences in various factors, such as operational systems and Contract provisions. In addition, because other insurance companies and/or retirement plans may invest in the Investment Portfolios, we cannot guarantee that the Investment Portfolios will not suffer harm from frequent, programmed large, or short-term transfers among Subaccounts of variable policies issued by other insurance companies or among Subaccounts available to retirement plan participants.
PROCESSING SURRENDERS AND PARTIAL WITHDRAWALS – CYCLE INVESTMENT & SUBACCOUNTS
You may withdraw all or part of your Surrender Value by sending a written request to our Customer Service Center in Good Order. The Surrender Value is the Contract Value minus any applicable surrender charge. In some states, a state premium tax charge may also be deducted. Partial withdrawals must be made in amounts of $1,000 or more (except for RMDs and systematic withdrawals described below) and cannot reduce your Contract Value to less than $1,000. If a partial withdrawal results in your Contract Value becoming less than $1,000, then the entire Surrender Value must be withdrawn. A full surrender request, regardless of the Contract Value, must be submitted in writing and accompanied by your Contract. We reserve the right to change this process at any time. For a full surrender, you must send in your Contract with your surrender request or sign a lost Contract statement.
You may request partial withdrawals up to $25,000 via telephone, four times a calendar year per Contract, provided prior written authorization has been received by our Customer Service Center. You will be required to verify personally identifiable information at the time you request a partial withdrawal. If there are joint Owners, both Owners must be on the telephone at the time of request.

Telephone authorization will remain in effect until we receive written notification from you to terminate this authorization. If the Contract has joint Owners, both Owners are required to sign the written notification to terminate telephone authorization. We may discontinue this program at any time at our sole discretion. There are some restrictions on telephone partial withdrawals; please call our Customer Service Center with any questions.
We may record telephone calls and use other procedures to verify information and confirm that instructions are genuine. We will not be liable for losses or expenses arising from telephone instructions reasonably believed to be genuine. We reserve the right to restrict, suspend or eliminate the use of, or modify the requirements for making, telephone partial withdrawals at any time.
Any required tax withholding and surrender charges, if applicable, will be deducted from the amount paid. In addition, upon full surrender a state premium tax charge, if applicable, may also be subtracted.
Completed surrender or partial withdrawal requests received in Good Order at our Customer Service Center before the New York Stock Exchange closes for regular trading (usually 3:00 p.m. Central Time) are priced at the Accumulation Unit Value and Cycle Investment Unit Value determined at the close of that regular trading session of the New York Stock Exchange. If we receive your completed surrender or partial withdrawal request in Good Order after the close of a Valuation Period, we will process the surrender request at the unit value determined at the close of the next Valuation Period.
We will generally pay the surrender or partial withdrawal amount within seven days after we receive a properly completed surrender or partial withdrawal request in Good Order. See “Administrative Procedures” later in this prospectus. We may defer payment for more than seven days when:
•    trading on the New York Stock Exchange is restricted as defined by the SEC;
•    the New York Stock Exchange is closed (other than customary weekend and holiday closing);
•    an emergency exists or if for any reason it is not reasonably practicable to dispose of or fairly value the securities held in an Investment Option;
•    for such other periods as the SEC may by order permit for the protection of Owners; or
•    your premium check has not cleared your bank.
See “Payment of Contract Proceeds”.
If we defer payment for 30 or more days, then during the period of deferment, we will pay interest at the rate required by the jurisdiction in which this Contract is delivered.
Unless you specify otherwise, your partial withdrawal will be deducted from all Subaccounts in the same proportion as your Contract Value bears to each Subaccount. If your Accumulation Value is insufficient to fulfill your withdrawal request and your withdrawal request does not specifically instruct us to deduct the withdrawal from the Cycle Investment(s), we will consider the withdrawal request to be not in Good Order and we will not process the withdrawal request.
Withdrawals from Cycle Investments prior to the Cycle End Date is determined by Cycle Investment Unit Value, which is based on the Fair Value. The Cycle Investment Unit Value reflects the Proportional Cap Rate, if applicable, and the Floor Rate and the Buffer Rate do not apply. This means, on any day prior to the Cycle End Date, if the Index is performing positively, your Cycle Investment Unit Value could reflect lower gains (because of the Proportional Cap), and, if the Index is performing negatively, your Cycle Investment Unit Value could reflect higher losses (because the Floor and Buffer Rates do not apply) than on the Cycle End Date. Under both these scenarios, if you take a withdrawal prior to the Cycle End Date, it will result in a reduction of more Cycle Investment Units than if you waited until the Cycle End Date, and this will always cause your Cycle Investment Value on the Cycle End Date to be lower.

Surrenders and partial withdrawals will generally have Federal income tax consequences that can include income tax penalties and tax withholding. Surrenders and partial withdrawals may be restricted under certain qualified Contracts. You should consult with and rely on your tax advisor before making a surrender or partial withdrawal. See “FEDERAL TAX STATUS” later in the prospectus.

BENEFITS UNDER THE CONTRACT
The following table summarizes information about the standard benefits under the Contract. None of them require an additional charge.

Name of Benefit	Purpose	Brief Description of Restrictions / Limitations
Systematic Withdrawal Program	Allows you to set up an automatic payment of up to 10% of your total premium payments each year	• Each payment must be at least $100 (unless we consent otherwise) • Subject to any applicable income taxes, including a possible 10% federal tax penalty if taken before age 59 1⁄2.
Dollar Cost Averaging (“DCA”) Program	Allows you to systematically transfer a set amount each month from a Subaccount to other available Subaccounts
Your Accumulation Value must be at least $10,000 to initiate the DCA program.
The minimum amount that you may transfer monthly is $100, quarterly is $300, and semi-annually is $600 and annually is $1,200.
Not available during the Free Look Period.
Not available if you elect Portfolio Rebalancing
Transfers only available among Subaccounts – Cycle Investments are not eligible

Portfolio Rebalancing Program	Allows us to automatically rebalance your Accumulation Value to return to your original percentage allocations
Your Accumulation Value must be at least $10,000 to initiate the program.
We will terminate the program if you direct any subsequent reallocation, contribution or partial withdrawal on other than a pro-rata basis.
We reserve the right to end the portfolio rebalancing program by sending you one month’s notice. You may not elect Portfolio Rebalancing if you have an active DCA program.
Not available if you elect DCA
Transfers only available among Subaccounts – Cycle Investments are not eligible

Death Benefit	Pays your beneficiary your Contract Value	Terminates upon the Maturity Date
Systematic Withdrawals
The systematic withdrawal feature allows you to have a portion of your Contract Value withdrawn automatically. For example, you may elect to have $500 withdrawn from your Contract Value automatically every month.
These withdrawals occur only: (1) while the Owner is living, (2) before the Maturity Date, and (3) after the Free Look Period. You may elect this option by sending a properly completed service form to our Customer Service Center. You may designate the systematic withdrawal amount and the frequency of the systematic withdrawals, which may be monthly, quarterly, semi-annually or annually. See your Contract for details on systematic withdrawal options and when each begins.

Systemic Withdrawals will be taken pro-rata from your Subaccounts only. Once the Subaccounts’ Accumulation Value is exhausted, the Systematic Withdrawals will terminate. If the contract owner wishes to continue Systematic Withdrawals, he/she will have to contact us to set up a new Systematic Withdrawal program for the Cycle Investments and then will be taken pro-rata from your Cycle Investments. The Cycle Investment Unit Value prior to the Cycle End Date is based on the Fair Value of the Cycle,
Prior to the Cycle End Date, the Cycle Investment Unit Value will be based on the Fair Value, which reflects the Proportional Cap Rate, if applicable, and the Floor Rate and the Buffer Rate do not apply. This means, on any day prior to the Cycle End Date, if the Index is performing positively, your Cycle Investment Unit Value could reflect lower gains (because of the Proportional Cap), and, if the Index is performing negatively, your Cycle Investment Unit Value could reflect higher losses (because the Floor and Buffer Rates do not apply) than on the Cycle End Date. Under both these scenarios, if you take a withdrawal, including Systematic Withdrawals, prior to the Cycle End Date, it would result in a reduction of more Cycle Investment Units than if you waited until the Cycle End Date, and this would always cause your Cycle Investment Value on the Cycle End Date to be lower. You should consult with a financial professional before taking Systematic Withdrawals from the Cycle Investments prior to the Cycle End Date.
If the New York Stock Exchange is closed for regular trading on the day when the withdrawal is to be made, then we will process your withdrawal at the Accumulation Unit Value and/or Cycle Investment Unit Value determined at the close of the next Valuation Period.
You can stop or modify the systematic withdrawals by sending us a Written Notice. A proper Written Notice must include the consent of any effective assignee or irrevocable Beneficiary, if applicable.
Each systematic withdrawal must be at least $100. Each request for withdrawal amounts of less than $100 will be reviewed on a case-by-case basis. We reserve the right to change the frequency of payments or discontinue payments if the payment is less than $100. Upon payment, we reduce your Contract Value by an amount equal to the payment proceeds. In no event will the payment of a systematic withdrawal exceed the Surrender Value. The Contract will automatically terminate if a systematic withdrawal causes the Contract’s Surrender Value to equal zero.
To the extent, if any, that there is Gain in the Contract, systematic withdrawals generally are included in the Owner’s gross income for tax purposes (as ordinary income) in the year in which the withdrawal occurs, and may be subject to a penalty tax of 10% before age 59 1⁄2. Additional terms and conditions for the systematic withdrawal program are set forth in your Contract and in the application for the program.
Dollar Cost Averaging (DCA)
The Dollar Cost Averaging (DCA) program enables you to make monthly, quarterly, semi-annual or annual transfers of a predetermined dollar amount from the DCA source account into one or more of the Subaccounts.
For example, you can instruct us to transfer $1,000 on the first of each month to an Investment Portfolio that you have selected. Hypothetically, the $1,000 allocation may have bought 50 Accumulation Units of the Investment Portfolio in January, 65 Accumulation Units in February, and 45 Accumulation Units in March. In these three months, you allocated $3,000 to the Investment Portfolio which has resulted in 160 Accumulation Units. The value of each Accumulation Unit is an average of the three values used at the time of allocation. If you had allocated the entire $3,000 at one time, the total value might be higher or lower.
You may elect the DCA program on a monthly, quarterly, semi-annual or annual basis. Your Accumulation Value must be at least $10,000 to initiate the DCA program. The minimum amount that you may transfer monthly using DCA is $100, quarterly is $300, semi-annually is $600 and annually is $1,200.

You may select any Subaccount as the source account. The source account must have a minimum beginning balance of $1,200. The DCA program may reduce the impact of market fluctuations by allocating Accumulation Value to Subaccounts over time. The DCA program does not ensure a profit nor protect against a loss in declining markets.
You may elect only one DCA program at any time. You must complete the proper request form and send it (in Good Order) to our Customer Service Center. The minimum amount of time at set-up is 3 months. There is no maximum set-up time limit. We reserve the right to limit or change the minimum and maximum timeframes for the DCA program. You may qualify to begin a DCA program by paying a premium with the DCA request form, allocating premiums, or transferring amounts to the DCA source account. The DCA request form will specify:
•    the DCA source Subaccount from which transfers will be made,
•    the total monthly amount to be transferred to the other Subaccount(s), and
•    how that monthly amount is to be allocated among the Subaccounts.
Once you elect DCA, you may allocate additional premium payments to the DCA source Subaccount by sending them in with a DCA request form or written instructions. Any premium payments received while the DCA program is in effect will be allocated using the allocation percentages from the DCA request form, unless you specify otherwise. All amounts in the DCA source Subaccount will be available for transfer under the DCA program.
If requested at issue, the DCA will start on the same day of the month as the Issue Date in the second Contract Month. If requested after issue, it will start on the same day of the month as the Issue Date during Contract Month after the request is received. The DCA is not available until the end of the Free Look Period.
You may stop the DCA program at any time by sending us Written Notice. The DCA program will automatically terminate when the source Subaccount does not have sufficient Accumulation Value to fund the DCA transfers. We reserve the right to end the DCA program by sending you one month’s notice. You may not elect a DCA program together with a Portfolio Rebalancing program.
We do not charge any specific fees to participate in a DCA program.
The DCA applies only to the Subaccounts. It is not available for the Cycle Investment Options.
Portfolio Rebalancing
If you elect the Portfolio Rebalancing program, we will automatically reset your Accumulation Value allocated to each Subaccount to percentage levels that you request. If you elect this option, we will transfer amounts among the Subaccounts necessary to “rebalance” the Accumulation Value to your specified percentages. You may direct us to perform the rebalancing on a quarterly, semi-annual, or annual basis.
For example, assume that you want your initial premium payment split between two Investment Portfolios. You want 40% in Investment Portfolio A and 60% in Investment Portfolio B. Hypothetically, over the next 2 1⁄2 months “A” does very well while “B” performs poorly. At the end of the first quarter, “A” now represents 50% of your holdings because of its increase in value. If you have chosen to have your holdings rebalanced quarterly, on the first day of the next quarter, we will sell some of your units in “A” to bring its value back to 40% and use the money to buy more units in “B” to increase those holdings to 60%.
Portfolio rebalancing will occur on the same day of the month as the Issue Date. If the rebalance date does not fall on a Business Day, the rebalancing will be processed on the next Business Day. If you do not select a rebalancing period, we will rebalance your Subaccounts on a quarterly basis. Rebalancing will be based on your most recent investment directions.

Portfolio rebalancing may result in transferring amounts from a Subaccount earning a relatively high return to one earning a relatively low return. Your Accumulation Value must be at least $10,000 to initiate a portfolio rebalancing program. Contact us at our Customer Service Center to elect the portfolio rebalancing program.
Portfolio rebalancing will remain in effect until we receive your written termination request. We will also terminate the program if you direct any subsequent reallocation, contribution or partial withdrawal on other than a pro-rata basis. We reserve the right to end the portfolio rebalancing program by sending you one month’s notice. You may not elect portfolio rebalancing if you have an active DCA program.
There is no charge for portfolio rebalancing transfers, and rebalancing transfers do not count towards your transfer limits.
Portfolio rebalancing applies only to the Subaccounts. It is not available or the Cycle Investment options.
Death Benefit
If an Owner dies before the Maturity Date and while the Contract is still in force, we will pay a Death Benefit to your designated Beneficiary. The amount of the Death Benefit will be determined as of the Business Day that our Customer Service Center receives the required documentation in Good Order. For example, if your Contract Value is $100,000 on the date of death, September 1st, and declines to $90,000 on September 10th, which is the date that our Customer Service Center receives the required documentation in good order, your death benefit will equal $90,000. It is payable on receipt in Good Order (at our Customer Service Center) of satisfactory proof of the Owner’s death, an election of how the Death Benefit is to be paid, and any other required documents or forms. Payment of the Death Benefit is not subject to the Surrender Charge.
Any death benefit payment attributable to the Cycle Investments and paid prior to the Cycle End Date will be based on the Cycle Investment Unit Value, which reflects the Proportional Cap Rate, if applicable, and the Floor Rate and the Buffer Rate do not apply. This means if the Index is performing positively, your Cycle Investment Unit Value could reflect lower gains (because of the Proportional Cap), and, if the Index is performing negatively, your Cycle Investment Unit Value could reflect higher losses (because the Floor and Buffer Rates do not apply) than on the Cycle End Date.
Designation of your Beneficiary. You name one or more Beneficiaries in your Contract application. A Beneficiary is revocable unless otherwise stated in the Beneficiary designation. You may change a revocable Beneficiary during your lifetime. We must receive a Written Notice (signed and dated) informing us of the change. Upon receipt and acceptance at our Customer Service Center, a change takes effect as of the date that the Written Notice is recorded by us. We will not be liable for any payment made before we receive and accept a Written Notice to change your Beneficiary.
If no primary Beneficiary is living when the Owner dies, the Death Benefit will be paid to the contingent Beneficiary, if any. If no Beneficiary is living when the Owner dies, then we will pay the Death Benefit to the Owner’s estate. If the sole Beneficiary is not the spouse, the surviving joint Owner will be the designated primary Beneficiary and any other Beneficiaries on record will be treated as contingent Beneficiaries.
For non-qualified Contracts, if an Owner dies prior to the Maturity Date, then the Death Benefit must be paid within 5 years of the Owner’s death (other than amounts payable to, or for the benefit of, the surviving spouse of the Owner). For joint Owners the Death Benefit is paid upon the first death.
If you name your spouse as the Beneficiary and the spouse (1) was married to the deceased Owner, as recognized by Federal law, as of the date of the deceased Owner’s death, and (2) is the sole primary Beneficiary, your surviving spouse may choose to continue the Contract, which will then be treated as his/her own Contract. If your spouse chooses to continue the Contract under spousal continuance, by current company practice they will receive the Death Benefit. This amount would be allocated among Investment Options in accordance with the current allocations for the Contract and may be, under certain circumstances, considered earnings.

If the sole Beneficiary is not the spouse, the surviving joint Owner, if any, will be the designated primary Beneficiary and any other Beneficiaries on record will be treated as contingent Beneficiaries.
Under a non-qualified Contract, when a Death Benefit is paid on the death of an Owner or a joint Owner and a payment option is selected, the payment option must be an annuity for the life of the Payee or for a period extending no longer than the Payee’s life expectancy, and payments must begin within one year of the date of death. In certain circumstances, required minimum distribution rules for qualified Contracts may require the Death Benefit to be paid out within ten years. See “Federal Tax Status” for more information later in this prospectus.

If there are multiple Beneficiaries, each Beneficiary will receive their proportional share of the Death Benefit proceeds as of the date we receive an election of how that Beneficiary’s portion of the Death Benefit is to be paid (or if later, when all Good Order requirements are met). Payments will include interest to the extent required by law.
After the date on which we receive an original death certificate or a copy of the death certificate via facsimile, the Beneficiary has the option of transferring the Accumulation Value to a short-term Investment Option(s) before the date on which the first complete Death Benefit claim is received. If there are multiple Beneficiaries then they all must join in such a transfer request or the Company will not be able to honor the request.
If the Owner dies on or after income payments have begun, then any remaining amounts, must be paid at least as rapidly as the benefits were being paid at the time of the Owner’s death. Other rules relating to distributions at death apply to Qualified Contracts.
If any Owner is a non-natural person, the Death Benefit is paid upon the death of the Annuitant.
If joint Owners die within 24 hours of one another, they are considered to have died simultaneously and the eldest is presumed to have died first.
Naming different persons as Owner and Annuitant can affect whether the Death Benefit is payable, the amount of the benefit, and who will receive it. Use care when naming Owners, Annuitants, and beneficiaries, and consult your registered representative if you have questions. State premium taxes may be deducted from the Death Benefit proceeds.
Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of 3 to 5 years from the Contract’s Maturity Date or date the Death Benefit is due and payable. For example, if the payment of a Death Benefit has been triggered, but, if after a thorough search, we are still unable to locate the Beneficiary of the Death Benefit, or the Beneficiary does not come forward to claim the Death Benefit in a timely manner, the Death Benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or the Owner last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the Death Benefit (without interest) if your Beneficiary steps forward to claim the Death Benefit with the proper documentation. To prevent such escheatment, it is important that you update your Beneficiary designations, including full names and complete addresses, if and as they change. Such updates should be communicated in writing, by telephone, or other approved electronic means at our Customer Service Center.
CHARGES, FEES AND DEDUCTIONS
Transaction Expenses
Surrender Charge. The Surrender Charge is calculated as a percentage of the premium payment being partially or fully withdrawn in excess of the Free Withdrawal Amount available at the time of the Withdrawal. Withdrawals are taken first from premium payments, then from earnings. The Surrender Charge applies to each premium payment on a First-In, First-Out (FIFO) basis.

The Surrender Charge percentage varies with the number of years that have elapsed since the premium payment according to the following schedule:

Years since Premium payment	Surrender Charge (%)
0	8%
1	7%
2	6%
3	5%
4	4%
5	3%
6+	0%
No surrender charge will be assessed upon:
(a)    payment of Death Benefits;
(b)    exercise of the Right to Cancel (i.e., during the Free Look Period);
(c)    withdrawal less than or equal to the Free Withdrawal Amount;
(d)    exercising your right to bailout of any Cycle Investment, subject to certain conditions; and
(e)    application of Contract Value to an annuity payment option after the 1st Contract Year (i.e., annuitization).

Free Withdrawal Amount is the amount of premium payment available for withdrawal without incurring a Surrender Charge. During the first Contract Year, the Free Withdrawal Amount if equal to the RMD, if applicable. Beginning the second Contract Year, the Free Withdrawal Amount is the amount of premium payment available for withdrawal without incurring a Surrender Charge. The Free Withdrawal Amount equals the Remaining Premium payments six years or older (i.e., no longer subject to surrender charges) plus 10% of the Remaining Premium payments less than six years old (i.e., subject to surrender charges) at the beginning of the Contract year, of RMD, if greater. Like the Surrender Charge, premium payments are considered to have been withdrawn in the order in which they were received (i.e., first in, first out).
The Surrender Value cannot be greater than the Contract Value, but in no event will it be less than the minimum required by the laws of the state in which this Contract is delivered. At the time of withdrawal, if your Contract Value is less than your Remaining Premium, the surrender charge will still be assessed (measured by) against the full Remaining Premium amount.
Amounts withdrawn under the Contract to comply with IRS minimum distribution rules and paid under a life expectancy option will not be subject to a surrender charge. The free withdrawal provision pertaining to the IRS minimum distribution will be calculated solely on the Contract Value of this Contract. Amounts withdrawn to comply with IRS minimum distribution rules will reduce the amount available under the Free Withdrawal Amount.
The Surrender Charge compensates the Company for distribution charges that otherwise would have been deducted through the end of the year.
Transfer Fee. We reserve the right to charge $15 per transfer for transfers among Subaccounts and between Subaccounts and Cycle Investments in excess of 15 per Contract year. We do not currently assess this fee. If assessed, this fee will be deducted from the amount that is transferred prior to the allocation to the new Investment Option. The fee is waived for transfers in connection with active DCA or automatic rebalancing programs. We will not charge for any transfers of initial or additional premium payments that include allocation instructions for the next Cycle Start Date.

Annual Contract Expenses
Separate Account Annual Expenses. We call this charge the Base Contract Expenses in the “Important Information You Should Consider About the Contract” and the “Fee Table” sections earlier in this prospectus.
The Separate Account Annual Expenses are composed of a mortality and expense risk charge currently assessed at an annual rate of 1.00% and an administrative fee currently assessed at an annual rate of .35% of your Accumulation Value. We deduct the charges on a daily basis through the calculation of the Accumulation Unit Value of the Subaccounts including the Default Account. This charge is not applied to Contract Value in the Cycle Investments. The Default Account is not available for direct investments.
The mortality risk we bear arises, in part, from our obligation to make monthly annuity payments regardless of how long the Annuitant or any individual may live. These payments are guaranteed in accordance with the annuity tables and other provisions contained in your Contract. This assures you that neither the longevity of the Annuitant, nor an unanticipated improvement in general life expectancy, will have any adverse effect on the monthly annuity payments the Annuitant will receive under the Contract. Our obligation, therefore, relieves the Annuitant from the risk that he or she will outlive the funds accumulated for retirement. We also assume the risk that other expense charges may be insufficient to cover the actual expenses we incur. The administration fee covers record keeping and other expenses we incur maintaining the Contracts.
The level of the charges is guaranteed for the life of the Contract and may not be increased after the Contract is issued. We expect to profit from these charges and may use the profit for any purpose including paying distribution expenses.
Investment Portfolio Charges
The Investment Portfolios impose management fees and other charges that are deducted from Investment Portfolio assets. The fees and expenses assessed by each Investment Portfolio will vary. See the Investment Portfolio prospectus for more information.
If an Investment Portfolio imposes liquidity fee or redemption fee on certain transactions (pursuant to SEC rules 2a-7 and 22c-2 under the Investment Company Act of 1940), the fee will be passed through and charged to the applicable Owner.
State Premium Taxes
The Company reserves the right to deduct on full surrender, death, or the Maturity Date a charge for any state premium taxes levied by a state or any other government entity. State premium taxes vary based on your state of residence and currently range from 0% to 3.5%. State premium taxes are subject to change.
Other Taxes
At the present time, we do not deduct any charges for any federal, state, or local taxes (other than state premium taxes) that we incur which may be attributable to the Registered Separate Account or to the Contracts. We reserve the right to impose a charge for any such tax.

MATURITY DATE
The Maturity Date is the date on which income payments will begin under the annuity option you have selected. The earliest possible Maturity Date under the Contract is the first Contract Anniversary at which time you may Annuitize your full Contract Value (less any state premium taxes). The maximum Maturity Date is the Contract Anniversary immediately following the Annuitant’s 115th birthday. You may change the Maturity Date to an earlier Contract anniversary by sending Written Notice to our Customer Service Center. We must receive your Written Notice at least 30 days prior to the original Maturity Date. The selection of a Maturity Date at the Annuitant’s advanced age could have tax consequences so you should consult a tax adviser.
If you have not previously specified otherwise and have not elected certain systematic withdrawal options, then on the Maturity Date you may:
1.    take the Contract Value, less any state premium tax and any surrender charge, in one lump sum, or
2.    convert the Contract Value, less any state premium tax and any surrender charge, into an annuity payable to the Payee under one of the payment options as described below.
Electing an Income Payment Option
You may apply Contract Value (less any state premium taxes) to an annuity payment option after the 1st Contract Year. During the 1st Contract Year, you may elect to apply the Contract Value (less any state premium taxes and less surrender charges) to any annuity payment option. However, you should be aware that surrender charges will apply if you elect to apply the Contract Value to an annuity payment option during the 1st Contract Year (i.e., before the Maturity Date). We do not deduct a surrender charge if you annuitize after the 1st Contract Year. Unless you choose otherwise, on the Maturity Date your Contract Value (less any state premium taxes) will be applied to a 10 year certain and life fixed annuity payment option. The first monthly annuity payment will be made within one month after the Maturity Date.
Only fixed payment options are available. Variable payment options are not available under this Contract. Fixed payment options are obligations of our General Account and are subject to our claims-paying ability.
Currently, income payment options are only available if the proceeds applied are $2,000 or more and the annual payment is more than $240. We reserve the right to change the payment frequency so that payments are at least $100.
The Annuitant’s actual age at the time of Annuitization will affect each Payment Amount for annuity payment options involving life income. The amount of each annuity payment to older Annuitants will be greater than for younger Annuitants because payments to older Annuitants are expected to be fewer in number. For annuity payment options that do not involve life payment, the length of the payment period will affect the amount of each payment. With a shorter period, the amount of each annuity payment will be greater. Payments that occur more frequently will be smaller than those occurring less frequently.
The Payee or any other person who is entitled to receive payments may name a Beneficiary to receive any amount that we would otherwise pay to that person’s estate if that person died. The person who is entitled to receive payment may change the Beneficiary at any time.
Annuity payment options will be subject to our rules at the time of selection. We must approve any arrangements that involve a Payee who is not a natural person (for example, a corporation), or a Payee who is a fiduciary or an assignee. Also, the details of all arrangements will be subject to our rules at the time the arrangements take effect. This includes:
•    rules on the minimum amount we will pay under an option;
•    minimum amounts for installment payments, surrender or commutation rights (your rights to receive payments over time, for which we may offer you a lump sum payment);
•    the naming of people who are entitled to receive payment and their Beneficiaries; and
•    our requirements for proof of age, gender, and survival.
You must elect the payment option at least 30 days before the Maturity Date.

If your Contract is a Qualified Contract, not all of the payment options will satisfy required minimum distribution rules, particularly as those rules apply to your beneficiary after your death. Beginning with deaths happening on or after January 1, 2020, subject to certain exceptions, most non-spouse beneficiaries must now complete death benefit distributions within ten years of the owner’s death in order to satisfy required minimum distribution rules. Consult a tax advisor before electing such an option.
Fixed Payment Options
Payments under the fixed options are not affected by the investment experience of any Investment Option. The Contract Value (less any state premium taxes and any surrender charge) as of the Maturity Date will be applied to the fixed option selected. We guarantee interest under the fixed options at a rate of 1.00% a year. We may also credit interest under the fixed payment options at a rate that is above the 1.00% guaranteed rate (this is at our complete discretion). Thereafter, interest or payments are fixed according to the annuity option chosen.

Income Payment Options
The following four payout options are available:
1.    Income for Specified Period: We pay installments for a specified period of 5 to 20 years. We will pay the amount applied in equal installments plus applicable interest (excess interest may be paid at our discretion). This option may not satisfy required minimum distribution rules for qualified Contracts. Consult a tax advisor before electing this option under a qualified Contract. However, by current Company practice we may offer other options.
2.    Income for a Specified Amount: We pay income of the specified amount until the principal and interest are exhausted. The specified amount is subject to the limitation that principal and interest must be payable for at least 5 years and must be exhausted at the end of 20 years.
3.    Payment of Life Income: We will pay monthly income for the life of a single Annuitant. Joint Annuitants are permissible only under the Joint and Survivor Income option. Under the Payment of Life Income option, you may choose from 1 of 2 ways to receive the income:
a.    Life Annuity: We will pay monthly income for life. With a life annuity payment option, payments will only be made as long as the Annuitant is alive. Therefore, if the Annuitant dies after the first payment, then only one payment will be made and if the Annuitant dies before the first payment then no payments will be made.
b.    Life Annuity With Certain Period: We will pay equal monthly payments for either 120 or 240 guaranteed payments, and then for as long as the Annuitant is living thereafter. The period certain options are 10 and 20 years. However, by current company practice we may offer other options.
4.    Joint and Survivor Income: We will make monthly payments until the last surviving Payee’s death. Therefore, if both Payees die after the first payment, then only one payment will be made and if the both Payees die before the first payment then no payments will be made. The Annuitant must be at least 50 years old and the Joint Annuitant/Payee must be at least 45 years old at the time of the first monthly payment.
FEDERAL TAX STATUS
Introduction
NOTE: We have prepared the following information on federal income taxes as a general discussion of the subject. It is not intended as tax advice to any individual. No attempt is made to consider any applicable state or other income tax laws, any state and local estate or inheritance tax, or other tax consequences of Ownership or receipt of distributions under the Contract. You should consult your own tax advisor about your own circumstances. We have included an additional discussion regarding taxes in the SAI.

Annuity Contracts in General
Deferred annuities are a way of setting aside money for future needs like retirement. Congress recognized how important saving for retirement is and provided special rules in the Internal Revenue Code for annuities.
Simply stated, these rules provide that generally you will not be taxed on the Gain, if any, on the money held in your annuity Contract until you take the money out. This is referred to as tax deferral. There are different rules as to how you will be taxed depending on how you take the money out and the type of Contract – qualified or non-qualified (discussed below).
You will generally not be taxed on increases in the value of your Contract until a distribution occurs – either as a surrender or as annuity payments.
When a non-natural person (e.g., corporation or certain other entities other than tax-qualified trusts) owns a Non-Qualified Contract, the Contract will generally not be treated as an annuity for tax purposes and any increase in the excess of the Contract Value over the investment in the Contract during the taxable year must generally be included in income. There are some exceptions to this rule and a prospective Owner that is not a natural person should discuss these with a tax advisor.
Qualified and Non-Qualified Contracts
If you invest in a variable annuity as part of an individual retirement plan, your annuity is called a Qualified Contract. If your annuity is independent of any formal retirement or pension plan, it is termed a Non-Qualified Contract. The tax rules applicable to qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan.
Qualified Contracts are issued in connection with the plans listed below. There is additional information about qualified Contracts in the SAI.
•    Individual Retirement Annuity (IRA): A traditional IRA allows individuals to make contributions, which may be deductible, to the annuity. Distributions from an IRA are generally subject to tax and, if made before age 59 1⁄2, may be subject to a 10% penalty tax.
•    Roth IRAs, as described in Code section 408A, permit certain eligible individuals to make non-deductible contributions to a Roth IRA in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA is generally subject to current tax. The Owner may wish to consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before age 59 1⁄2 (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.
Distributions that are rolled over to another IRA within 60 days are not immediately taxable, however only one such rollover is permitted each year. An individual can make only one rollover from an IRA to another (or the same) IRA in any 12-month period, regardless of the number of IRAs that are owned. The limit will apply by aggregating all of an individual’s IRAs, including SEP and SIMPLE IRAs as well as traditional and Roth IRAs, effectively treating them as one IRA for purposes of the limit. This limit does not apply to direct trustee-to-trustee transfers or conversions of an IRA to a Roth IRA.
Minimum Distribution Rules and Eligible Rollover Distributions
Qualified Contracts have minimum distribution rules that govern the timing and amount of distributions. Consult with and rely upon your tax advisor. In addition, not all income options will always satisfy minimum required distribution rules. Consult with and rely upon your tax advisor before electing an income option. Please refer to the SAI for detailed information on when distributions must begin from qualified Contracts and how Death Benefit proceeds must be distributed.
Diversification and Distribution Requirements
The Internal Revenue Code provides that the underlying investments for a non-qualified variable annuity must satisfy certain diversification requirements in order to be treated as an annuity. The annuity must also meet certain distribution requirements at the death of the Annuitant or an Owner in order to be treated as an annuity Contract. These diversification and distribution requirements are discussed in the SAI. Midland National may modify the Contract to attempt to maintain favorable tax treatment.
Owner Control
In certain circumstances, a variable Contract Owner may be considered the Owner of the assets of a segregated account, such as the Registered Separate Account, if the IRS deems the Owner to possess “Ownership” in those assets, such as the ability to exercise investment control over the assets. If the Contract Owner is deemed to have “investor control” over the underlying Investment Options, then the Contract Owner will be taxed currently on income and recognized gains under the Contract. The IRS has issued Revenue Ruling 2003-91 providing a safe harbor when the facts of the ruling are present. The ruling goes on to state that whether a Contract Owner has sufficient investor control over the assets depends on the facts and circumstances. Due to the uncertainty in this area, we reserve the right to modify the Contract in an attempt to maintain favorable tax treatment. However, there is no assurance that such modifications would be successful.
Surrenders and Partial Withdrawals
If you make a partial withdrawal from a Non-Qualified Contract before the annuity commencement date, the Internal Revenue Code treats that surrender as first coming from Gain and then from your premium payments. When you make a partial withdrawal, you are taxed on the amount of the surrender that is Gain. If you make a full surrender, you are generally taxed on the amount that your surrender proceeds exceed the “investment in the Contract,” which is generally your premiums paid (adjusted for any prior partial withdrawals that came out of the premiums). Withdrawals from Non-Qualified Contracts to pay third party registered investment advisor fees may be treated as taxable withdrawals. Consult a tax advisor. Different rules apply for annuity payments and under Qualified Contracts. See “Annuity Payments” below.
In the case of a withdrawal under a Qualified Contract, a ratable portion of the amount received is taxable, generally based on the ratio of the “investment in the Contract” to the individual’s total account balance or accrued benefit under the retirement plan. The “investment in the Contract” generally equals the amount of your non-deductible premium payments. In many cases, the “investment in the Contract” under a Qualified Contract can be zero.
The Internal Revenue Code also provides that surrendered Gain may be subject to a penalty. The amount of the penalty is equal to 10% of the amount that is includable in income. Some surrenders will be exempt from the penalty. In general, in the case of a distribution from a Non-Qualified Contract, this includes any amount:
•    paid on or after the taxpayer reaches age 59 1⁄2;
•    paid after an Owner dies;
•    paid if the taxpayer becomes totally disabled (as that term is defined in the Internal Revenue Code);
•    paid in a series of substantially equal payments made annually (or more frequently) under a lifetime annuity;

•    paid under an immediate maturity; or
•    which come from premium payments made prior to August 14, 1982.

Special rules may be applicable in connection with the exceptions enumerated above. Also, additional exceptions apply to distributions from a Qualified Contract. You should consult your tax adviser with regard to exceptions from the penalty tax.
Multiple Contracts
All non-qualified deferred Contracts that are issued by Midland National (or its affiliates) to the same Owner during any calendar year are treated as one annuity for purposes of determining the amount includable in the Owner’s income when a taxable distribution occurs.
Withholding
Distributions from Qualified and Non-Qualified Contracts are generally subject to withholding for your federal income tax liability. The withholding rate varies according to the type of distribution and your tax status. You will be provided the opportunity to elect not to have tax withheld from distributions when allowed by law.
Annuity Payments
Although the tax consequences may vary depending on the annuity payment option you select, in general, for Non-Qualified and certain Qualified Contracts, only a portion of the annuity payments you receive will be includable in your gross income.
In general, the excludable portion of each annuity payment you receive will be determined by dividing the “investment in the Contract” on the Maturity Date by the total expected value of the annuity payments for the term of the payments. This is the percentage of each annuity payment that is excludable.
The remainder of each annuity payment is includable in gross income. Once the “investment in the Contract” has been fully recovered, the full amount of any additional annuity payments is includable in gross income.
If, after Annuitization, annuity payments stop because an Annuitant has died, the excess (if any) of the “investment in the Contract” as of the Annuitization over the aggregate amount of annuity payments received that was excluded from gross income is generally allowable as a deduction for your last taxable year.
Partial Annuitization
If part of an annuity Contract’s value is applied to an annuity option that provides payments for one or more lives and for a period of at least ten years, those payments may be taxed as annuity payments instead of withdrawals. None of the payment options under the Contract are intended to qualify for this “partial Annuitization” treatment and, if you apply only part of the value of the Contract to a payment option, we will treat those payments as withdrawals for tax purposes.
Investment Income Surtax
Distributions from non-qualified annuity Contracts will be considered “investment income” for purposes of the investment income tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g., earnings) to individuals whose income exceeds certain threshold amounts. Please consult a tax advisor for more information.

Definition of Spouse under Federal Law
The Contract provides that upon your death, a surviving spouse may have certain continuation rights that he or she may elect to exercise for the Contract’s Death Benefit. All Contract provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Domestic partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under federal law. Consult a tax advisor for more information on this subject.
Annuity Contracts Purchased by Nonresident Aliens and Foreign Corporations
The discussion above provided general information regarding U.S. federal income tax consequences to annuity Owners that are U.S. persons. Taxable distributions made to Owners who are not U.S. persons will generally be subject to U.S. federal income tax withholding at a 30% rate, unless a lower treaty rate applies. In addition, such distributions may be subject to state and/or municipal taxes and taxes that may be imposed by the Owner’s country of citizenship or residence. Additional withholding may occur with respect to entity purchasers (including foreign corporations, partnerships, and trusts) that are not U.S. residents. Prospective foreign Owners are advised to consult with a qualified tax advisor regarding U.S., state, and foreign taxation for any annuity Contract purchase.

Taxation of Death Benefit Proceeds
Amounts may be distributed from the Contract because of the death of the Annuitant (only if the Owner is a non-natural person) or an Owner. Generally, such amounts should be includable in the income of the recipient:
•    if distributed in a lump sum, these amounts are taxed in the same manner as a full surrender; or
•    if distributed under an annuity payment option, these amounts are taxed in the same manner as annuity payments.
Transfers, Assignments or Exchange of Contracts
A transfer of Ownership or absolute assignment of a Contract, the designation of an Annuitant or Payee or other Beneficiary who is not also the Owner, the selection of certain Maturity Date, or a change of Annuitant, may result in certain income or gift tax consequences to the Owner that are beyond the scope of this discussion. An Owner contemplating any such transfer, assignment, selection, or change should contact a competent tax advisor with respect to the potential tax effects of such a transaction.
Transfers of Non-Qualified Contracts for less than full and adequate consideration by the Owner at the time of such transfer, will trigger taxable income on the Gain in the Contract, with the transferee getting a step-up in basis for the amount included in the Owner’s income. This provision does not apply to transfers between spouses or transfers incident to a divorce.
Possible Tax Law Changes
Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. You should consult a tax advisor with respect to legal developments and their effect on the Contract.
Federal Estate, Gift and Generation-Skipping Transfer Taxes
While no attempt is being made to discuss the Federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity Contract owned by a decedent and payable to a Beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity Contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated Beneficiary or the actuarial value of the payments to be received by the Beneficiary. Consult with and rely on an estate planning advisor for more information.
Under certain circumstances, the Code may impose a generation-skipping transfer (“GST”) tax when all or part of an annuity Contract is transferred to, or a Death Benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.
The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.
Annuity Purchases by Residents of Puerto Rico
The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance or annuity Contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.
Foreign Tax Credits
We may benefit from any foreign tax credits attributable to taxes paid by certain portfolios to foreign jurisdictions to the extent permitted under Federal tax law.
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MIDLAND NATIONAL LIFE INSURANCE COMPANY
INFORMATION ABOUT MIDLAND NATIONAL
Generally
We are Midland National Life Insurance Company, a stock life insurance company. We were organized in 1906, in South Dakota, as a mutual life insurance company at that time named “The Dakota Mutual Life Insurance Company.” We were reincorporated as a stock life insurance company, in 1909. Our name “Midland” was adopted in 1925. We were re-domesticated to Iowa in 1999. We are licensed to do business in 49 states, the District of Columbia, Puerto Rico, the Virgin Islands, Guam and the Mariana Islands.
Midland National is a subsidiary of Sammons Financial Group, which is a wholly-owned subsidiary of Sammons Enterprises, Inc., Dallas, Texas. Sammons Enterprises has controlling or substantial stock interests in a large number of other companies engaged in the areas of insurance, corporate services, and industrial distribution.
Midland National relies on the exemption from filing reports under the Securities Exchange Act of 1934 provided by Rule 12h-7.
Midland National’s Business
Midland National Life Insurance Company and Subsidiaries (“Midland National” or the “Company”) is a wholly owned subsidiary of Sammons Financial Group, Inc. (“SFG”). Midland National has three wholly owned subsidiaries. MNL Reinsurance Company (“MNL Re”), Solberg Reinsurance Company (“Solberg Re”) and Canal Reinsurance Company (“Canal Re”) are captive reinsurance companies domiciled in Iowa. Midland National offers individual life and annuity products in 49 states and the District of Columbia. The Company is affiliated through common ownership with North American Company for Life and Health Insurance (“North American”) and Sammons Institutional Group, Inc. (“SIG”).

We develop innovative products and services in order to provide our distribution partners with a comprehensive suite of insurance products and services. We rely on feedback from customers, employees, registered representatives and agents, supplemented with a variety of industry information and customer databases, to develop new products to meet the demands of an evolving market. As a result, we are typically expanding product offerings in the rapidly growing indexed annuity and life space with emphasis on multiple indexes and crediting methods as well as innovative lifetime withdrawal features. Our suite of products is balanced across the customer spectrum. We believe our products are conservatively designed to achieve appropriate levels of index-based interest crediting through market cycles. Our complementary suite of product lines is designed to allow us to meet profit targets and growth objectives.
We distribute our products through multiple channels including independent agents, broker-dealers, benefit consultants and third-party marketers. In particular, we intend to continue to leverage the independent distribution channel, which has proven to be an effective model and focus on building relationships with a core group of distribution partners that result in persistency of production.
We strive to maintain profitability of our business over varying interest rate environments by monitoring and managing a close asset and liability duration match. We employ an asset liability management program which includes quarterly projections of asset and liability cash flows over a wide range of interest rate scenarios reflecting dynamic contract holder behavior.
Our operating framework includes a focus on operational efficiency, which we believe should allow us to continue to offer competitively priced products and earn attractive returns.
Competition
The markets for insurance products and retirement solutions are highly competitive. We compete for customers and agents with a large number of other insurers as well as noninsurance financial services companies, such as banks, broker-dealers and investment managers, some of which may have greater financial resources and brand recognition than we do. We believe that competition is affected by various factors, including but not limited to, perceived financial strength and claims-paying ability, ratings, investment performance, size and strength of the agency force, distribution capabilities, commission structure, range of product lines and product quality, price and features, customer service and general reputation.
The level of competition among providers of life insurance, annuities and other retirement solutions products may increase as a result of the continuing consolidation of the financial services industry. Mergers and consolidations could increase, as companies seek to improve their competitive position through increased market share, economies of scale and diversification of products and services.
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Financial strength ratings
An insurance company’s claims paying ability and financial strength ratings are an important factor in establishing its competitive position relative to other insurance companies. Ratings are important in maintaining public confidence in us and our ability to market our products. Rating organizations annually review the financial performance and condition of insurers, including Midland National. The current financial strength/claims paying ability ratings for Midland National are set forth in the chart below.
Midland National’s Ratings

Rating Agency	Rating	Outlook
S&P	A+	Stable
A.M. Best	A+	Stable
Fitch	A+	Stable

The ratings are meaningful to current and prospective contract holders and we believe give Midland National a competitive advantage in the Company’s target markets over competitors with lower ratings.
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Risk Factors Related to Midland National and Its Business
The operating results of life and annuity insurance companies as reported under statutory accounting principles have historically been subject to significant fluctuations. The financial position and operating results of Midland National are subject to certain risk factors discussed more fully below. You should consider and read carefully all of the risks and uncertainties described below, as well as the other information contained in this prospectus, including our financial statements included elsewhere in this prospectus. This prospectus also contains forward-looking statements and estimates that involve risks and uncertainties. See “Cautionary Statement Regarding Forward-Looking Information.”
The course of the novel coronavirus (COVID-19) pandemic, and responses to it, have been and may continue to be uncertain and difficult to predict, and could materially and adversely affect the Company’s business, results of operations, and financial condition.
Major public health issues, including the novel coronavirus COVID-19 pandemic (the “COVID-19 pandemic”), have caused and may continue to cause a large number of illnesses and deaths. Government authorities and other persons exercising governmental, political, or related authority or influence and other organizations may not effectively respond to the spread and severity of the COVID-19 pandemic, and their actions and the resulting impacts are unpredictable. The ultimate spread, duration, and severity of the COVID-19 pandemic, and of government authorities’ actions to address it, are uncertain, and may persist. Adverse conditions may worsen over time. Actions to respond to the COVID-19 pandemic have reduced and altered economic activity and financial markets. New information about the severity and duration of the COVID-19 pandemic or other public health issues, and government authorities, business, and societal reactions to that information, may increase the severity or duration of the COVID-19 pandemic and its effects.
The COVID-19 pandemic, and its effect on financial markets, could continue to adversely impact the Company’s investment portfolio. Market volatility may slow or prevent the Company from reacting to market events as effectively as it otherwise could. When the Company sells its investment holdings, it may not receive the prices it seeks, and may sell at a price lower than its carrying value, due to market volatility or other disruptions. Borrowers may delay or fail to pay principal and interest when due, tenants and residents may delay or fail to pay rent according to the terms of their lease and government authorities may delay or place a moratorium on foreclosures, evictions or otherwise impair enforcement actions, affecting the value of the Company’s real estate investments, mortgage-backed securities, and other investments, and the cash flows they produce.
A continued slowdown in U.S. or global economic conditions brought on by the COVID-19 pandemic could adversely affect the values and cash flows of assets in the Company’s investment portfolio, especially if prolonged. Certain asset classes in the Company’s investment portfolio related to commercial real estate or companies in industries that could be most severely impacted by the economic disruption, including, but not limited to, oil and gas, gaming and lodging, retail and airlines, or tied to certain commodities, could suffer significant declines in valuation.
Government authorities’ actions, including activity by the U.S. Federal Reserve and other central banks, in response to the COVID-19 pandemic could cause sustained volatility in the interest rate environment, which could adversely affect the Company’s business and financial results.

The COVID-19 pandemic could increase claims under many of the Company’s policies and contracts. The impact of the COVID-19 pandemic on claims in each quarter may be greater than in prior quarters. In addition, an increased number of policyholders and contract holders may have lower income or assets, and may have difficulty paying premiums and fees. Government authorities may require (or suggest) “no lapse” in policy coverage for uncertain or prolonged periods of time, regardless of whether the Company receives premiums or is able to assess fees against policyholder or contract holder account balances. Legal and regulatory responses to the COVID-19 pandemic and related public health issues may also include the extension of insurance coverage beyond the Company’s policy or contract language, and/or changes to insurance policy or annuity contract conditions such as premium grace periods, suspension of cancellations, and extensions of proof of loss deadlines. These changes may cause additional expenses to adjust or override automated notification systems. Government authorities may also purport to change policy coverage, including retroactively, exposing the Company to risks and costs it was unable to foresee or underwrite. The Company may also voluntarily (or in response to requirements, guidance, or pressure) adopt customer accommodations, such as waiving exclusions, forgoing rate increases or implementing lower rate increases than the Company would in the ordinary course of its business, relaxation of claim documentation requirements, premium credit or accommodations for customers experiencing economic or other distress as a result of the COVID-19 pandemic. Policyholders or contract holders seeking sources of liquidity due to COVID-19 pandemic-related economic uncertainty and increased unemployment may withdraw, surrender or take policy loans at greater rates than the Company expected.
As a result of the COVID-19 pandemic, the Company’s cost of reinsurance on future reinsurance agreements could increase, or it may find reinsurance less available.
Policyholders and contract holders may change their behavior in unexpected ways. For example, they may surrender policies or contracts, take withdrawals and policy loans, change their premium payment practices, exercise product options, or take other actions as a result of the COVID-19 pandemic and government authorities’ efforts to respond to it. If policyholder and contract holder lapse and surrender rates significantly exceed the Company’s expectations, it could have a material adverse effect on the Company’s business, financial condition, results of operation, liquidity and cash flows.
The Company has incurred, and may continue to incur, increased administrative and systems expenses as a result of the COVID-19 pandemic and government authorities’ efforts to respond to it. These conditions may affect the Company’s employees, agents, brokers
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and distribution partners, as well as the workforces of the Company’s vendors, service providers and counterparties. The Company may have difficulties conducting its business, including in selling its products, such as those traditionally sold in person. The Company may face increased workplace safety costs and risks, lose access to critical employees, and face increased employment-related claims and employee relations challenges, each of which may increase when the Company’s employees begin to return to its workplaces. Any of the third parties to whom the Company outsources certain critical business activities may fail to perform as a result of the COVID-19 pandemic or claim that it cannot perform due to a force majeure.
The Company’s risk management, contingency, and business continuity plans may not adequately protect its operations. Continued and prolonged remote work arrangements and other unusual business conditions and circumstances as a result of the COVID-19 pandemic could strain the Company’s business continuity plans, introduce operational risk, increase its cybersecurity risks, and impair its ability to manage its business. Such disruptions to the Company’s business operations can interfere with its issuance or processing of transactions, may interfere with its ability to receive, pickup and process mail and messages, impact its ability to calculate values, or cause other operational or system issues. In addition, the frequency and sophistication of attempts at unauthorized access to the Company’s technology systems and fraud may increase, and COVID-19 pandemic conditions may impair its cybersecurity efforts and risk management. The Company’s efforts to prevent money-laundering or other fraud, whether due to limited abilities to “know its customers,” strains on its programs to avoid and deter foreign corrupt practices, or otherwise, may increase its compliance costs and risk of violations. Furthermore, these disruptions may persist even if the Company’s employees or the employees of intermediaries or other affiliate or third-party service providers are able to work remotely.

The COVID-19 pandemic could affect the Company’s internal controls over financial reporting. The Company has developed, and may continue to develop, new and less-seasoned processes, procedures, and controls to respond to changes in its business environment, including an increase in employees and contractors working remotely from home. If any employees who are key to the Company’s controls become ill from the COVID-19 pandemic and are unable to work, this may affect the Company’s ability to operate its internal controls.
Any uncertainty as a result of any of these events, including, but not limited to, investment portfolio impact, mortality or morbidity rate changes, an increase in expenses, or policyholder or contract holder behavior changes, may require the Company to change its estimates, assumptions, models or reserves. Government authorities may not accurately report population and impact data, such as death rates, infections, morbidity, hospitalization, or illness that the Company uses in its estimates, assumptions, models or reserves.
Any of the direct or indirect effects of the COVID-19 pandemic may cause litigation or regulatory, investor, media, or public inquiries. The Company’s costs to manage and effectively respond to these matters, and to address them in settlement or other ways, may increase.
Any of the events described above have adversely affected, may continue to adversely affect, or may yet adversely affect the economy, financial markets, the Company’s business, its results of operations, or its financial condition. These events could also cause, contribute to, or exacerbate the other risks and uncertainties described herein.
We face risks related to recent increases in incidents of social, civil and political unrest, which could disrupt our operations.
Our business, including our investments, could be adversely affected by recent increases in incidents of social, civil and political unrest taking place in the U.S. and elsewhere. There can be no assurance as to when such civil unrest will end or that it will not escalate in the future. Any continuation or future escalation in such civil unrest, or a failure to restore public and social order by the governmental authorities in affected markets, could adversely affect the security and stability of the localities in which we operate, which could disrupt our operations, or the security and stability of the obligors on our investments. Any such impacts could increase the default rate, or negatively affect the carrying value, of such investments, which could have a material adverse effect on our business, financial condition and results of operations.
If difficult conditions in the global capital markets and the economy generally persist, they may materially adversely affect our business and results of operations.
Our business and results of operations are materially affected by conditions in the global capital markets and the economy generally. Stressed conditions, volatility and disruptions in financial asset classes or various markets, including global capital markets, can have an adverse effect on us, in part because we have a large investment portfolio and our insurance liabilities are sensitive to changing market factors. Global market factors, including interest rates, credit spreads, equity prices, equity market volatility, economic uncertainty, real estate markets, consumer spending, business investment, government spending, the volatility and strength of the capital markets, deflation, inflation, counterparty risks, changes in laws or regulations (including laws relating to the financial markets generally or the taxation or regulation of the insurance industry), trade barriers, commodity prices, currency exchange rates and controls and national and international political circumstances (including governmental instability, wars, terrorist acts or security operations) can all affect our financial condition, as well as the volume, profitability and results of our business operations, either directly or by virtue of their impact on the business and economic environment generally and on general levels of economic activity, employment and customer behavior specifically. Disruptions in one market or asset class can also spread to other markets or asset classes. Upheavals in the financial markets can also affect our financial condition (including our liquidity and capital levels) as a result of mismatched impacts on the value of our assets and our liabilities.

At times, throughout the past several years, volatile conditions have characterized financial markets. Significant market volatility, and government actions taken in response thereto, may exacerbate some of the risks we face.
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To the extent these uncertain financial market conditions persist, our revenues and net investment income are exposed to these risks and may be adversely affected as a result. Similarly, sustained periods of low interest rates could cause our profit margins to erode. Also, in the event of extreme prolonged market events, such as a global credit crisis, we could incur significant capital and/or operating losses. Even in the absence of a market downturn, we are exposed to substantial risk of loss due to market volatility.
We are also exposed to risks associated with the potential financial instability of our customers, whether individual or institutional, many of whom may be adversely affected by the volatile conditions in the capital markets. Due to the macro-economic challenges currently affecting the economy of the U.S. and other parts of the world, customers may experience serious cash flow problems and other financial difficulties. As a result, they may modify, delay, or cancel plans to purchase our products, or may make changes in the mix of products purchased that are unfavorable to us. Any inability of current and/or potential customers to pay for our products may adversely affect our earnings and cash flow.
In addition, we are susceptible to risks associated with the potential financial instability of the vendors on which we rely to provide services or to whom we delegate certain functions. The same conditions that may affect our customers also could adversely affect our vendors, causing them to significantly and quickly increase their prices or reduce their output. Our business depends on our ability to perform, in an efficient and uninterrupted fashion, our necessary business functions, and any interruption in the services provided by third parties could also adversely affect our cash flow, profitability, and financial condition.
Adverse capital and credit market conditions may significantly affect our ability to meet liquidity needs, our access to capital and our cost of capital.
The capital and credit markets may be subject to periods of extreme volatility and disruption, which could cause our liquidity and credit capacity to be limited.
We need liquidity to pay our operating expenses, maintain our securities lending activities, support our hedging programs, and replace maturing liabilities. Without sufficient liquidity, we could be forced to curtail our operations, and our business and financial results may suffer.
In the event market or other conditions have an adverse impact on our capital and liquidity and our current resources do not satisfy our needs, we may have to seek additional financing. The availability of additional financing will depend on a variety of factors, such as the then current market conditions, regulatory considerations, availability of credit to us and the financial services industry generally, our credit ratings and credit capacity, and the perception of our customers and lenders regarding our long- or short-term financial prospects if we incur large operating or investment losses or if the level of our business activity decreases due to a market downturn. Similarly, our access to funds may be impaired if regulatory authorities or rating agencies take negative actions against us. Our internal sources of liquidity may prove to be insufficient and, in such case, we may not be able to successfully obtain additional financing on favorable terms, or at all.
Our liquidity requirements may change if, among other things, we are required to return significant amounts of cash collateral on short notice under our securities lending requirements.
Disruptions, uncertainty or volatility in the capital and credit markets may also limit our access to capital needed to operate our business, most significantly in our insurance company subsidiaries. Such market conditions may limit our ability to replace, in a timely manner, maturing liabilities; satisfy regulatory capital requirements; and access the capital necessary to grow our business. As a result, we may be forced to delay raising capital, issue different types of securities than we would have otherwise, less effectively deploy such capital, issue shorter tenor securities than we prefer, or bear an unattractive cost of capital, which could decrease our profitability and significantly reduce our financial flexibility. Our results of operations, financial condition, cash flows and statutory capital position could be materially adversely affected by disruptions in the financial markets.
We are exposed to significant financial and capital markets risks that may adversely affect our results of operations, financial condition and liquidity, and may cause our net investment income to vary from period to period.
We are exposed to significant financial and capital markets risks, including changes in interest rates, credit spreads, equity prices, real estate markets, market volatility, global economic performance in general, the performance of specific obligors, including governments, included in our investment portfolio and other factors outside our control.
Interest rate risk. Some of our products, principally life insurance and fixed annuities, expose us to the risk that changes in interest rates will reduce our investment margin or “spread,” or the difference between the amounts that we are obligated to pay under the contracts in our general account and the rate of return we earn on general account investments intended to support obligations under such contracts. Our spread is a key component of our net income.
During periods when interest rates are low, we may be forced to reinvest proceeds from investments that have matured or have been prepaid or sold at lower yields, which will reduce our investment margin. Moreover, during periods when interest rates are low, borrowers may prepay or redeem fixed income securities and mortgage loans in our investment portfolio with greater frequency in order to borrow at lower market rates, thereby exacerbating this risk. Although lowering interest crediting rates can help offset decreases in spreads on some products, our ability to lower these rates could be limited by competition or contractually guaranteed minimum rates and may not match the timing or magnitude of changes in asset yields. As a result, our spread could decrease or potentially become negative.
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A decline in market interest rates could also reduce our return on investments that do not support particular policy obligations. During periods of sustained lower interest rates, policy liabilities may not be sufficient to meet future policy obligations and may need to be strengthened. Accordingly, declining and sustained lower interest rates may materially affect our results of operations, financial position and cash flows and significantly reduce our profitability.
Increases in market interest rates could also negatively affect our profitability. In periods of rapidly increasing interest rates, we may not be able to replace, in a timely manner, the investments in our general account with higher yielding investments needed to fund the higher crediting rates necessary to keep interest sensitive products competitive. We, therefore, may have to accept a lower spread and, thus, lower profitability or face a decline in sales and greater loss of existing contracts and related assets. In addition, policy loans, surrenders and withdrawals may tend to increase as contract holders seek investments with higher perceived returns as interest rates rise. This process may result in cash outflows requiring that we sell investments at a time when the prices of those investments are adversely affected by the increase in market interest rates, which may result in realized investment losses. An increase in market interest rates could also have a material adverse effect on the value of our investment portfolio, for example, by decreasing the estimated fair values of the fixed income securities that comprise a substantial portion of our investment portfolio.
We are also affected by the monetary policies of the Federal Reserve. As the Federal Reserve changes the target range for the benchmark federal funds rate, this may adversely affect the economy and could generate volatility in debt and equity markets. As the Federal Reserve moves short-term interest rates higher, this could lead to declining values on fixed income investments. The actions of the Federal Reserve may have an impact on the pricing levels of risk-bearing investments, and may adversely impact the level of product sales.
Although we take measures to manage the economic risks of investing in a changing interest rate environment, we may not be able to mitigate the interest rate risk of our fixed income investments relative to our liabilities.
Credit Spreads. Our exposure to credit spreads primarily relates to market price volatility and cash flow variability associated with changes in such spreads. Market volatility can make it difficult to value certain of our securities if trading becomes less frequent. In such case, valuations may include assumptions or estimates that may have significant period-to-period changes, which could have a material adverse effect on our results of operations or financial condition. If there is a resumption of significant volatility in the markets, it could cause changes in credit spreads and defaults and a lack of pricing transparency which, individually or in tandem, could have a material adverse effect on our results of operations, financial condition, liquidity or cash flows.
Equity Risk. Our primary exposure to equity risk relates to the potential for lower earnings associated with certain of our businesses where fee income is earned based upon the estimated fair value of the assets under administration. Downturns and volatility in securities markets can have an adverse effect on the revenues and investment returns from our investment products and services.
In addition, we invest a portion of our investments in alternative assets, such as private equity and private debt funds. The amount and timing of net investment income from such funds tends to be uneven as a result of the performance of the underlying investments. The timing of distributions from such funds, which depends on particular events relating to the underlying investments, as well as the funds’ schedules for making distributions and their needs for cash, can be difficult to predict. Significant volatility could adversely impact returns and net investment income on these alternative investment classes. In addition, the estimated fair value of such investments may be impacted by downturns or volatility in securities markets.
Real Estate Risk. Our primary exposure to real estate risk relates to residential mortgage-backed securities (“RMBS”), commercial mortgage-backed securities (“CMBS”) and residential and commercial mortgage loans. Our exposure to these risks stems from various factors, including real estate supply and demand and interest rate fluctuations. General economic conditions and the recovery rate in the real estate sectors will continue to influence the performance of these investments. These factors, which are beyond our control, could have a material adverse effect on our results of operations, financial condition, liquidity or cash flows.
Credit Risk. There is a risk that issuers of our investments may default or that other parties may not be able to pay amounts due to us and our subsidiaries. We manage our investments to limit credit risk by diversifying our portfolio among various security types and industry sectors. In addition, we take into account default risk in our product pricing. Although we believe that we carefully manage these risks, there can be no guarantee that credit risk will be managed successfully in all situations. Any failure to successfully manage credit risk could have a material adverse effect on our results of operations, financial condition, liquidity or cash flows.
Our participation in securities lending programs and a repurchase program subjects us to potential liquidity and other risks.
We participate in a repurchase program, which is considered part of a securities lending program, whereby we sell fixed income securities to third-party repurchase counterparties, primarily major brokerage firms and commercial banks, with a concurrent agreement to repurchase those same securities at a determined future date. Our policy requires that, at all times during the term of the repurchase agreements, cash or other types of collateral provided are sufficient to allow the counterparty to fund substantially all of the cost of purchasing replacement assets. The cash proceeds received under the repurchase program are typically invested in fixed income securities and cannot be returned prior to the scheduled repurchase date; however, market conditions on the repurchase date may limit our ability to enter into new agreements. The repurchase of securities or our inability to enter into new repurchase agreements would require us to return the cash collateral proceeds associated with such transactions on the repurchase or maturity date.
For repurchase transactions, in some cases, the maturity of the securities held as invested collateral (i.e., securities that we have purchased with cash collateral received) may exceed the term of the related securities under repurchase agreements and the estimated
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fair value may fall below the amount of cash received as collateral and invested. If we are required to return significant amounts of cash collateral on short notice and we are forced to sell securities to meet the return obligation, we may have difficulty selling such collateral that is invested in securities in a timely manner, be forced to sell securities in a volatile or illiquid market for less than we otherwise would have been able to realize under normal market conditions, or both. In addition, under adverse capital market and economic conditions, liquidity may broadly deteriorate, which would further restrict our ability to sell securities. If we decrease the amount of our securities lending and repurchase activities over time, the amount of net investment income generated by these activities will also likely decline.
Also, Iowa law limits the amount of securities lending (which encompasses our repurchase program) to 10% of the relevant insurance company’s legal reserve (the net present value of all outstanding policies and contracts involving life contingencies). As of December 31, 2022, Midland National’s securities lending was 8.4% of its legal reserves. If this limitation was reduced to a lower percentage, our investment income would be reduced and we might be forced to liquidate investment assets to address ongoing cash requirements. However, we are not currently aware of any pending legislation or initiatives to amend the relevant statute.
We may have difficulty selling certain holdings in our investment portfolio in a timely manner and realizing full value given their illiquid nature.
There may be a limited market for certain investments we hold in our investment portfolio, making them relatively illiquid. These include privately-placed fixed maturity securities, mortgage loans, policy loans, leveraged leases, equity real estate, such as real estate joint ventures and funds, and other limited partnership interests. In recent years, even some of our very high quality investments experienced reduced liquidity during periods of market volatility or disruption. If we were forced to sell certain of our investments during periods of market volatility or disruption, market prices may be lower than our carrying value in such investments. In the event of a forced sale, accounting guidance requires the recognition of a loss for securities in an unrealized loss position and may require the impairment of other securities based on our ability to hold those securities, which would negatively impact our financial condition. This could result in realized losses which could have a material adverse effect on our net income and financial position.
The determination of the amount of allowances and impairments taken on our investments is highly subjective and could materially impact our business, financial condition and results of operations.
The determination of the amount of allowances and impairments vary by investment type and is based on our periodic case-by-case evaluation and assessment of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available. Management updates its evaluations regularly and reflects changes in allowances and impairments in operations as such evaluations are revised. Such evaluations and assessments can change significantly from period to period, especially in times of high market volatility. There can be no assurance that management has identified all securities that could ultimately impact the level of impairments taken and allowances reflected in the financial statements. Furthermore, additional impairments may need to be taken or allowances provided for in the future. Historical trends may not be indicative of future impairments or allowances.
Defaults on commercial mortgage loans and volatility in performance may adversely affect our business, financial condition and results of operations.
Commercial mortgage loans may face heightened delinquency and default risk due to economic conditions which may have a negative impact on the performance of the underlying collateral, resulting in declining values and an adverse impact on the obligors of such instruments. An increase in the default rate of our commercial mortgage loan investments could have an adverse effect on our business, financial condition and results of operations.
In addition, the carrying value of commercial mortgage loans is negatively impacted by such factors. The carrying value of commercial mortgage loans is stated at outstanding principal less any loan loss allowances recognized. Considerations in determining allowances include, but are not limited to, the following: (i) declining debt service coverage ratios and increasing loan to value ratios; (ii) bankruptcy filings of major tenants or affiliates of the borrower on the property; (iii) catastrophic events at the property; and (iv) other subjective events or factors, including whether the terms of the debt will be restructured. There can be no assurance that management’s assessment of loan loss allowances on commercial mortgage loans will not change in future periods, which could lead to investment losses.
Our investment managers select investments that could be substantially below return expectations, below the returns of our competitors investments, or result in losses. We use several investment managers to select individual investments pursuant to broad authority within their stated guidelines, and we do not approve each investment decision made by these managers.
Our investment portfolio adheres to investment guidelines and policies and risk limits, however our investment managers are allowed considerable discretion within the context of an Enterprise Risk Management (“ERM”) overlay as well as other compliance measures authorized by our Investment Committee, of which our investment managers are not members. The discretion afforded to our investment managers may result in investment returns that are substantially below expectations or that result in losses, which would materially and adversely affect our business operations and results. Our historical investment performance should not be considered as indicative of future results of our investment portfolio.
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Exposure to limited partnerships investments could adversely affect our investment portfolio.
We owned $2,279 million and $1,676 million of investments in limited partnerships at December 31, 2022 and December 31, 2021, respectively. As of December 31, 2022 and December 31, 2021, we had future funding commitments relating to limited partnerships of $1,201 million and $751 million, respectively. These investments consist primarily of domestic and international private equity funds, private debt funds, and other miscellaneous alternative investments. These investments may produce investment income which fluctuates from period to period and is less predictable and more variable than may be the case with more conventional asset classes. In addition, many of these assets have limitations on redemptions and trading, which may cause them to be substantially less liquid than more conventional asset classes, such as publicly traded fixed income securities and equities.
If we do not appropriately structure our hedges in relation to our anticipated liabilities, our ability to conduct our businesses could be adversely affected.
We actively seek to hedge our securities market exposure, including exposure through the writing of indexed annuity products and indexed universal life products. Our ability to measure and manage risk and to implement our investment strategy and hedging arrangements is crucial to our success. If we do not properly structure such hedges to meet our expected liabilities, we could be forced to liquidate investments in order to pay any difference between the amount paid under the hedges and the amounts due for such liabilities, which could have an adverse impact on our financial condition or results of operations.
The success of our investment strategy and hedging arrangements will also be affected by general economic conditions. These conditions may cause volatile interest rates and securities markets, which in turn could increase the cost of hedging. Volatility or illiquidity in the markets could significantly and negatively affect our ability to appropriately execute our hedging strategies.

A downgrade or a potential downgrade in Midland National’s financial strength ratings could harm our competitive position.
Rating agencies regularly review the financial performance and condition of insurers, including Midland National. The current financial strength/claims paying ability ratings for Midland National as assigned by S&P, A.M. Best and Fitch were A+ (Strong), A+ (Superior) and A+, respectively. These ratings indicate a rating agency’s view of our ability to meet the obligations applicable to our in-force insurance contracts.
The rating agencies assign ratings based upon consideration of several qualitative and quantitative factors, including the rated company’s operating performance and investment results, products, risk profile, and capital resources. The rating agencies may also consider factors that may be outside of the rated company’s control, including changes in general economic conditions or their sentiment towards a particular industry. A downgrade in the ratings of Midland National could have an adverse effect on our business, financial condition and results of operations. In addition, a downgrade in the ratings of Midland National could adversely affect, among other things, (a) its ability to sell certain of its products, (b) the rate of contract surrenders and withdrawals and (c) the return on the insurance and annuity products it issues and, ultimately, the results of its operations. In addition, there can be no assurance that a rating will be maintained for any given period of time or that a rating will not be lowered or withdrawn in its entirety.
We cannot predict what actions rating agencies may take in the future that could adversely affect our business. As with other companies in the financial services industry, our ratings could be downgraded at any time and without any notice by any rating agency, and any such downgrade could adversely affect our business, financial condition and results of operations.
We may not be able to mitigate the reserve strain associated with Regulation 830 and NAIC Actuarial Guideline 38, potentially resulting in a negative impact on our capital position or in a need to increase prices and/or reduce sales of term or universal life products.
The NAIC Model Regulation entitled “Valuation of Life Insurance Policies,” commonly known as “Regulation 830” or “Model #830,” requires insurers to establish additional statutory reserves for certain term life insurance policies with long-term premium guarantees and for certain universal life policies with secondary guarantees. In addition, NAIC Actuarial Guideline 38 (“AG38”) clarifies the application of Model #830 with respect to certain universal life insurance policies with secondary guarantees. Many of our term insurance products and an increasing number of our universal life insurance products are affected by Model #830 and AG38, respectively. The application of both Model #830 and AG38 involves numerous interpretations. At times, there may be differences of opinion between management and state insurance departments regarding the application of these and other actuarial standards. Such differences of opinion may lead to a state insurance regulator requiring greater reserves to support insurance liabilities than management estimated.
Model # 830 and AG38 require Midland National to establish statutory reserves for applicable term and universal life products at a level that exceeds what the company’s actuarial assumptions for the applicable business would otherwise require. We have implemented, and may implement in the future, reinsurance and capital management actions to mitigate the capital impact of Model #830 and AG38, including the use of letters of credit and the implementation of other transactions that provide acceptable collateral to support the reinsurance of the liabilities to wholly owned reinsurance captives or to third-party reinsurers. These arrangements are subject to review by state insurance regulators.
As of January 1, 2015, our insurance company subsidiaries became subject to a new actuarial guideline, NAIC Actuarial Guideline 48 (“AG48”), that affects the types of assets insurance companies can use in captive reinsurance companies to back the reserves they hold for term and universal life products. Specifically, AG48 prescribes an actuarial method to determine the portion of the assets held to
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support reserves for certain term and universal life policies that must be “primary securities,” which are defined as cash and securities rated by the Securities Valuation Office of the NAIC (subject to some limited exceptions) or, in limited cases, certain other assets. AG48 provides that reserves in excess of those calculated with the prescribed actuarial method may be supported or financed with a broader range of assets, referred to as “other securities.” AG48 applies to certain term and universal life insurance policies written from and after January 1, 2015, or written prior to January 1, 2015, but not included in a captive reinsurer financing arrangement as of December 31, 2014. The NAIC adopted a revised Credit for Reinsurance Model Law in January 2016 and the Term and Universal Life Insurance Reserve Financing Model Regulation in December 2016 to replace AG48. Effective July 1, 2017, Iowa substantially adopted the revised Credit for Reinsurance Model Law. Effective January 10, 2018, Iowa substantially adopted the Term and Universal Life Insurance Reserve Financing Model Regulation, replacing AG48 for Iowa ceding insurers.
We cannot provide assurance that there will not be regulatory challenges to the reinsurance and capital management actions we have taken to date, or those we may take in the future, or that acceptable collateral obtained through such transactions will continue to be available or available on a cost- effective basis. The result of those potential challenges, as well as the inability to obtain acceptable collateral, could require us to increase statutory reserves, incur higher operating and/or tax costs or reduce sales.
Certain of the reserve financing facilities we have put in place will mature prior to the run off of the liabilities they support. As a result, we cannot provide assurance that we will be able to continue to implement actions either to mitigate the impact of Model #830, AG38 and AG48 on future sales of term and universal life insurance products or maintain collateral support related to our captives or existing third-party reinsurance arrangements to which one of our captive reinsurance subsidiaries is a party. If we are unable to continue to implement those actions or maintain existing collateral support, we may be required to increase statutory reserves or incur higher operating costs than we currently anticipate. Because term and universal life insurance are particularly price-sensitive products, any increase in premiums charged on these products to compensate us for the increased statutory reserve requirements or higher costs of reinsurance may result in a significant loss of volume and materially and adversely affect our life insurance business.
Changes in regulations relating to reserves, such as implementation of principle-based reserving, could adversely impact our results of operations.
There have been recent regulatory changes to life insurance and annuity reserve calculations. On January 1, 2017, the principle-based approach to life insurance company reserves became effective, with a three-year phase-in period, for all new life insurance products issued on or after such date, excluding pre-need products. Principle-based reserving went into effect on January 1, 2020 for new life insurance products. Principle-based reserving does not apply to policies in force prior to January 1, 2017. The NAIC designed principle-based reserving to tailor reserves to specific products, and it applies to all of the life insurance products currently issued by our life insurance company subsidiaries other than pre-need. As compared to the prescriptive reserving approach applicable to life products written prior to January 1, 2017, principle-based reserving gives greater credence to the insurer’s past experience, anticipated future experience and current economic conditions. Accordingly, and in contrast to the prescriptive approach, certain assumptions regarding economic conditions, mortality and policyholder behavior will no longer be required to remain constant and may be updated. As a result, principle-based reserving may cause fluctuations to the amount of reserves held by our life insurance company subsidiaries. We applied principle-based reserving to a small block of term polices in 2019, and we have applied principle-based reserving to all new individual life business issued January 1, 2020 and later. Principle-based reserving will not affect reserves held by our life insurance company subsidiaries for policies in-force prior to January 1, 2017. We cannot predict whether or in what form additional reforms will be enacted and, if so, whether the enacted reforms will positively or negatively affect the reported financial position or operations of our insurance company subsidiaries.

A significant portion of our institutional funding is obtained from a Federal Home Loan Bank, which subjects us to liquidity risks associated with sourcing a large concentration of our funding from one counterparty.
A significant portion of our institutional funding is obtained from the FHLB, which primarily serves as a source of funding to complement our securities lending program. As of December 31, 2022 and December 31, 2021, we had $3.1 billion of FHLB borrowings outstanding. Should the FHLB choose to change its definition of eligible collateral, or if the market value of the pledged collateral decreases in value due to changes in interest rates or credit ratings, we may be required to post additional amounts of collateral in the form of cash or other eligible collateral. If we do not have assets maturing concurrently with the maturing liability, we could be required to renew maturing agreements at higher costs. Additionally, we may be required to find other sources to replace this funding if we lose access to the FHLB funding. This could occur if our creditworthiness falls below the FHLB’s requirements or if legislative or other political actions cause changes to the FHLB’s mandate or to the eligibility of life insurance companies to be members of the FHLB system.
Our products and services are complex and are frequently sold through intermediaries, and a failure to properly perform services or the misrepresentation of our products or services could have an adverse effect on our revenues and income.
Many of our products and services are complex and are frequently sold through intermediaries. In particular, our insurance businesses are reliant on intermediaries to describe and explain our products to their potential customers, and although we take precautions to avoid this result, such intermediaries may be deemed to have acted on our behalf. The intentional or unintentional misrepresentation of our products and services in advertising materials or other external communications, or inappropriate activities by our personnel or an intermediary, could result in liability for us and have an adverse effect on our reputation and business prospects, as well as lead to potential regulatory actions or litigation.
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The insurance business is a heavily regulated industry and changes in state and federal regulation may affect our profitability.
We are subject to regulation under applicable insurance statutes, including insurance holding company statutes, in the various states in which Midland National transacts business. Midland National is domiciled in Iowa and is licensed to transact its insurance business in, and is subject to regulation and supervision by, insurance regulators in all U.S. states and territories, except New York and American Samoa. The ability of Midland National to continue to conduct its business is dependent upon the maintenance of its licenses in these various jurisdictions.
State insurance laws regulate most aspects of Midland National’s insurance business. Insurance regulatory authorities in the United States have broad administrative powers with respect to, among other things:
•    licensing companies and agents to transact business;
•    calculating the value of assets to determine compliance with statutory requirements;
•    mandating certain insurance benefits;
•    regulating certain premium rates;
•    reviewing and approving policy forms;
•    regulating unfair trade and claims practices, including through the imposition of restrictions on marketing and sales practices, distribution arrangements and payment of inducements;
•    establishing and revising statutory capital and reserve requirements and solvency standards;
•    fixing maximum interest rates on insurance policy loans and minimum rates for guaranteed crediting rates on life insurance policies and annuity contracts;
•    approving future rate increases;
•    approving changes in control of insurance companies;

•    restricting the payment of dividends and other transactions between affiliates; and
•    regulating the types, amounts and valuation of investments.
These laws and regulations affecting the insurance industry are complex and subject to change. Moreover, they are administered and enforced by a number of different regulatory authorities, including state insurance regulators, state securities administrators, the SEC, the Financial Industry Regulatory Authority, Inc. (“FINRA”), the U.S. Department of Labor (the “DOL”), the U.S. Department of Justice, and state attorneys general, each of which exercises a degree of interpretive latitude. In some cases, these laws and regulations are designed to protect or benefit the interests of a specific constituency rather than a range of constituencies. For example, state insurance laws and regulations are generally intended to protect or benefit contract holders rather than shareholders or holders of other securities of insurance companies or their holding companies. These laws and regulations may in some respects limit our insurance company subsidiaries’ ability to grow and improve the profitability of their businesses.
State insurance regulators and the NAIC regularly re-examine existing laws and regulations applicable to insurance companies and their products. Changes in these laws and regulations, or in interpretations thereof, can be made for the benefit of the consumer, or for other reasons, at the expense of the insurer, and thus could have an adverse effect on the financial condition and results of operations of our insurance company subsidiaries. Midland National cannot guarantee that the impact of any NAIC recommendations or proposed or future legislation or rule-making in the U.S. or elsewhere will not have an adverse effect on the results of operations or financial condition of our insurance company subsidiaries.
As increased scrutiny has been placed upon the insurance regulatory framework, a number of state legislatures have considered or enacted legislative proposals that alter, and in many cases increase, state authority to regulate insurance companies and holding company systems. In December 2010, the NAIC adopted amendments to the Insurance Holding Company System Regulatory Act and Model Regulation (the “Amended Holding Company Model Act”). The Amended Holding Company Model Act introduced the concept of “enterprise risk” within an insurance holding company system. The Amended Holding Company Model Act imposes more extensive informational requirements on parents and other affiliates of licensed insurers with the purpose of protecting the licensed companies from enterprise risk, including requiring an annual enterprise risk report by the ultimate controlling person identifying the material risks within the insurance holding company system that could pose enterprise risk to the licensed companies. In September 2012, the NAIC adopted the Risk Management and Own Risk and Solvency Assessment (“ORSA”) Model Act, which requires insurers to maintain a framework for identifying, assessing, monitoring, managing and reporting on the “material and relevant risks” associated with the insurer’s (or insurance group’s) current business plans. Under the ORSA Model Act, certain insurers must undertake an internal risk management review no less often than annually (but also at any time when there are significant changes to the risk profile of the insurer or its insurance group) in accordance with the ORSA Guidance Manual adopted by the NAIC, and prepare a summary report (“ORSA Report”) assessing the adequacy of the insurer’s risk management and capital in light of its current and future business plans. The ORSA Report is filed with a company’s lead state regulator and will be available to other domiciliary regulators within the holding company system. In November 2014, the NAIC adopted the Corporate Governance Annual Disclosure Model Act and Model Regulation (together, the “Corporate Governance Model Act”), which require an insurer to provide an annual disclosure regarding its corporate governance practices to its domestic regulator and lead state regulator. As adopted by the NAIC, the requirements of the Corporate Governance Model Act were effective January 1, 2016, with the first annual disclosure due by June 1, 2016. In December 2014, the NAIC promulgated additional amendments to the Amended Holding Company Model Act (the “Revised
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Amended Holding Company Model Act”) for consideration by the various states that address the authority of an insurance commissioner to act as the group-wide supervisor for an internationally active insurance group or to acknowledge the authority of another regulatory official, from another jurisdiction, to so act.
Each of the Amended Holding Company Model Act, the ORSA Model Act, the Corporate Governance Model Act and the Revised Amended Holding Company Model Act must be adopted by the individual states for the new requirements to apply to U.S. domestic insurers, and specifically in Iowa for the changes to apply to our insurance company subsidiaries. Iowa has substantially adopted the Amended Holding Company Model Act, the ORSA Model Act, the Corporate Governance Model Act and the Revised Amended Holding Company Model Act.
In February 2020, the NAIC adopted changes to the Suitability in Annuity Transactions Model Regulation (the “SAT Model Regulation”). The changes to the SAT Model Regulation must be adopted by the individual states for the new requirements to apply to U.S. domestic insurers. Iowa has substantially adopted the changes to the SAT Model Regulation. The changes to the SAT Model Regulation enhance consumer protections related to annuity sales and require a producer to act in a customer’s best interest when making a recommendation to buy an annuity. To meet this standard a producer must not place his or her own financial interest ahead of the consumer’s and the producer must also satisfy four key obligations of care, disclosure, conflict of interest, and documentation.
Although the federal government currently does not directly regulate the insurance business, federal legislation and administrative policies in several areas, including pension regulation, financial services regulation, securities regulation, federal taxation, and environmental, social, and governance (“ESG”) considerations, can significantly and adversely affect the insurance business.
In July 2010, the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) was enacted and signed into law. The Dodd-Frank Act made extensive changes to the laws regulating the financial services industry and required various federal agencies to adopt a broad range of new rules and regulations. Changes in general political, economic or market conditions, including as a result of the most recent U.S. presidential and congressional elections, could affect the scope, timing and final implementation of the Dodd-Frank Act. We cannot predict if or when future legislation or administrative guidance will be enacted or issued or what impact any changing regulation may have on our business, our customers or the insurance and financial services industries.
Among other things, the Dodd-Frank Act imposed a comprehensive new regulatory regime on the over-the-counter (“OTC”) derivatives marketplace. Title VII of the Dodd-Frank Act (“Title VII”) subjected “swap dealers”, “major swap participants”, “security-based swap dealers” and “major security- based swap participants” (each as defined in the legislation and further clarified by the rulemaking) to registration and substantial supervision and regulation, including capital standards, margin requirements, business conduct standards, recordkeeping and reporting requirements. Title VII also requires central clearing for certain derivatives transactions that the U.S. Commodities Futures Trading Commission (“CFTC”) determines must be cleared and are accepted for clearing by a “derivatives clearing organization” (subject to certain exceptions) and that certain transactions subject to the mandatory clearing requirement be executed on a regulated exchange or swap execution facility. Title VII also provided the CFTC with authority to impose position limits across markets, including the swap market. The ongoing implementation and finalization of the Title VII requirements and its related regulations may adversely affect our ability to hedge risks associated with our business, including our fixed index annuity business, by increasing the costs of, imposing regulatory restrictions on, or reducing liquidity for derivatives transactions that we use to hedge such risks. Further, centralized clearing of derivatives transactions exposes us to concentrated risk of default by a clearinghouse with respect to our cleared derivative transactions.
The Dodd-Frank Act also established the Financial Stability Oversight Council (the “FSOC”) and authorized the FSOC to designate non-bank financial companies as systemically important financial institutions (“SIFIs”), thereby subjecting them to enhanced prudential standards and supervision by the Board of Governors of the Federal Reserve System (“Federal Reserve”). The prudential standards for non-bank SIFIs include enhanced RBC requirements, leverage limits, liquidity requirements, single counterparty exposure limits, governance requirements for risk management, stress test requirements, special debt-to-equity limits for certain companies, early remediation procedures, and recovery and resolution planning. MNL is above the initial quantitative threshold for treatment as a non-bank SIFI (total consolidated assets of $50 billion, including the assets of its subsidiaries). If the FSOC were to designate SFG as a non-bank SIFI, SFG would become subject to certain of these enhanced prudential standards. There are currently no such non-bank financial companies designated by FSOC as “systemically significant.”
On April 21, 2017, the President of the U.S. issued an executive memorandum to the Secretary of the U.S. Department of the Treasury (the “Treasury Department”), directing the Secretary of the Treasury Department to conduct a review of, and report to the President regarding, FSOC processes and imposing a temporary moratorium on non-emergency SIFI determinations and designations pending completion of such review and receipt of such report. The requested report, which the Treasury Department published on November 17, 2017, recommends significant changes to the FSOC processes for making SIFI determinations and designations. The Economic Growth, Regulatory Relief, and Consumer Protection Act, which became effective May 24, 2018, made limited changes to Title I of the Dodd-Frank Act but did not make many of the changes recommended in the Treasury Department report. In December 2019, the FSOC released final interpretive guidance regarding a revised process for designating non-bank SIFIs that incorporates an activities-based approach to risk assessment. Pursuant to such guidance, the FSOC will pursue entity-specific determinations only if a potential risk or threat cannot be addressed through the activities-based approach. In addition, it is possible that, as a result of the most recent U.S. presidential election, the FSOC may take a more active approach in the coming years with respect to the designation of non-bank SIFIs. As a result, there is considerable uncertainty as to the future of determination of non-bank SIFIs, and whether the Company could be designated a SIFI.
The Dodd-Frank Act also established a Federal Insurance Office (the “FIO”) within the Treasury Department. The Dodd-Frank Act authorizes the FIO to assist the Secretary of the Treasury Department in negotiating covered agreements. A covered agreement is an
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agreement between the U.S. and one or more foreign governments, authorities or regulatory entities, regarding prudential measures with respect to insurance or reinsurance. The FIO is further charged with determining, in accordance with the procedures and standards established under the Dodd-Frank Act, whether state laws are preempted by a covered agreement.
Pursuant to this authority, in September 2017, the U.S. and the EU signed a covered agreement to address, among other things, reinsurance collateral and insurance group supervision requirements (the “EU Covered Agreement”), and the U.S. released the Policy Statement, providing the U.S.’ interpretation of certain provisions in the EU Covered Agreement. The Policy Statement provides that the U.S. expects that the group capital calculation developed by the NAIC will satisfy the EU Covered Agreement’s group capital assessment requirement. See “Regulation—Capital Requirements.” In addition, on December 18, 2018, a Bilateral Agreement between the U.S. and U.K. on Prudential Measures Regarding Insurance and Reinsurance, or the “UK Covered Agreement,” was signed in anticipation of the United Kingdom’s exit from the EU.
U.S. state regulators had until September 22, 2022 to adopt reinsurance reforms removing reinsurance collateral requirements for EU and UK reinsurers that meet the prescribed minimum conditions set forth in the applicable EU Covered Agreement or UK Covered Agreement or state laws imposing such reinsurance collateral requirements may be subject to federal preemption. The NAIC has adopted revisions to the Credit for Reinsurance Model Law and Model Regulation that would, if adopted into law by state legislatures, implement the reinsurance collateral provisions of the EU Covered Agreement and UK Covered Agreement. Iowa has substantially adopted such amendments to the Credit for Reinsurance Model Law and Regulation. We cannot predict with any certainty what the impact of implementation of the EU Covered Agreement or the UK Covered Agreement will be on our business and whether the interpretation of the provisions of the EU Covered Agreement and the UK Covered Agreement will change.
The Company is required to comply with Statutory Accounting Principles (“SAP”). SAP and various components of SAP (such as actuarial reserving methodologies) are subject to review by the NAIC and its task forces and committees, as well as state insurance departments, in an effort to address emerging issues and otherwise improve or alter financial reporting. Various proposals are currently pending before committees and task forces of the NAIC, some of which, if adopted, would negatively affect our reported financial position or operations. See “Regulation—NAIC—Recent Statutory Accounting Principles Working Group Proposals.”

Compliance with applicable laws and regulations is time consuming and personnel-intensive, and changes in these laws and regulations may materially increase the Company’s direct and indirect compliance efforts and other expenses of doing business.
The regulatory framework at the state and federal level applicable to our insurance company subsidiaries’ products is evolving, particularly as a result of the most recent U.S. presidential and congressional elections. The changing regulatory framework could affect the design of such products and our insurance company subsidiaries’ ability to sell certain products. Any changes in these laws and regulations could materially and adversely affect Midland National’s business, financial condition or results of operations. In addition, there is risk that any particular regulator’s or enforcement authority’s interpretation of a legal issue may change over time to Midland National’s detriment, or that changes in the overall legal environment may, even absent any particular regulator’s or enforcement authority’s interpretation of a legal issue changing, cause Midland National to change its views regarding the actions it needs to take from a legal risk management perspective, thus necessitating changes to its practices that may, in some cases, limit its ability to grow and improve the profitability of its business.
We face risks relating to litigation, including the costs of such litigation, management distraction and the potential for damage awards, which may adversely impact our business.
We are occasionally involved in litigation, both as a defendant and as a plaintiff. In addition, state regulatory bodies, such as state insurance departments, the SEC, FINRA, the DOL and other regulatory bodies regularly make inquiries and conduct examinations or investigations concerning our compliance with, among other things, insurance laws, securities laws, ERISA, and laws governing the activities of broker-dealers. Such regulatory examinations and investigations may result in fines, recommendations for corrective action or other regulatory actions. Companies in the life insurance and annuity business have faced litigation, including class action lawsuits, alleging improper product design, improper sales practices and similar claims. Plaintiffs in class action and other lawsuits against Midland National may seek very large or indeterminate amounts, including compensatory, liquidated, punitive and/or treble damages, which may remain unknown for substantial periods of time. Civil jury verdicts have been returned against insurers and other financial services companies involving sales, underwriting practices, product design, product disclosure, administration, denial or delay of benefits, charging excessive or impermissible fees, recommending unsuitable products to customers, breaching fiduciary or other duties to customers, refund or claims practices, alleged agent misconduct, failure to properly supervise representatives, relationships with agents or other persons with whom the insurer does business, payment of sales or other contingent commissions and other matters. Such lawsuits can result in substantial judgments that are disproportionate to actual damages, including material amounts of punitive or non-economic compensatory damages. In some states, juries, judges and arbitrators have substantial discretion in awarding punitive, or non-economic, compensatory damages, which creates the potential for unpredictable material adverse judgments or awards in any given lawsuit or arbitration. Arbitration awards are subject to very limited appellate review. In addition, in some class action and other lawsuits, financial services companies have made material settlement payments. In any event, responding to any such inquiries, examinations, investigations and lawsuits, regardless of the ultimate outcome of the proceeding, is time-consuming and expensive and can divert the time and effort of our management from its business. Moreover, even if we ultimately prevail in any such litigation, regulatory action or investigation, we could suffer significant harm to our reputation, which could have a material adverse effect on our business, financial condition and results of operations, including our ability to attract new customers, retain current customers and recruit and retain employees and agents.
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Our business may be negatively affected by adverse publicity or increased governmental and regulatory actions with respect to us, other well-known companies or the financial services industry in general.
Governmental scrutiny with respect to matters relating to compensation and other business practices in the financial services industry has increased dramatically in the past several years and has resulted in more aggressive and intense regulatory supervision and the application and enforcement of more stringent standards. The 2008 financial crisis and the current political and public sentiment regarding financial institutions has resulted in a significant amount of adverse press coverage, as well as adverse statements or charges by regulators and elected officials. Press coverage and other public statements that assert some form of wrongdoing, regardless of the factual basis for the assertions being made, could result in some type of inquiry or investigation by regulators, legislators and/or law enforcement officials or in lawsuits. Responding to these inquiries, investigations and lawsuits, regardless of the ultimate outcome of the proceeding, is time-consuming and expensive and can divert the time and effort of our senior management from its business. Adverse publicity, governmental scrutiny, pending or future investigations by regulators or law enforcement agencies and/or legal proceedings involving us can also have a negative impact on our reputation and on the morale and performance of employees, and on business retention and new sales, which could adversely affect our businesses and results of operations.
Changes in U.S. federal and state securities laws and regulations may affect our operations and our profitability.
U.S. federal and state securities laws, and FINRA rules apply to sales of our variable annuity products (which are considered to be both insurance products and securities) as well as to sales of third-party investment products. As a result, some of our subsidiaries and the products they offer are subject to regulation under these federal and state securities laws. Our insurance subsidiaries’ separate accounts are registered as investment companies under the Investment Company Act of 1940. Some variable annuity contracts issued by our insurance company subsidiaries also are registered under the Securities Act of 1933. One of our other subsidiaries is registered as a broker-dealer under the Securities Exchange Act of 1934 with the SEC and is a member of, and subject to, regulation by FINRA, and is also registered as a broker-dealer in various states, as applicable. Securities laws and regulations are primarily intended to ensure the integrity of the financial markets and to protect the securities markets and investment advisory and brokerage clients. Broker-dealers are subject to laws and regulations governing all aspects of the securities business including, but not limited to, sales and trading practices. These laws and regulations generally grant supervisory agencies broad administrative powers, including the power to limit or restrict the conduct of business for failure to comply with those laws and regulations. A number of changes have recently been proposed to the laws and regulations that govern the conduct of our variable insurance products and retirement business and our distributors that could have a material adverse effect on our results of operations and financial condition. Changes to these laws or regulations that restrict the conduct of our business could have an adverse effect on our results of operations and financial condition.
Changes in federal income taxation laws, including any reduction in individual income tax rates, may affect sales of our products and profitability.
The annuity and life insurance products that we market generally provide the contract holder with certain federal income tax advantages. For example, federal income taxation on any increases in non-qualified Insurance Contract values (i.e. the “inside build-up”) is deferred until it is received by the contract holder. With other savings investments, such as certificates of deposit and taxable bonds, the increase in value is generally taxed each year as it is realized. Additionally, life insurance death benefits are generally exempt from income tax.
From time to time, various tax law changes have been proposed that could have an adverse effect on our business, including the elimination of all or a portion of the income tax advantages described above for annuities and life insurance. If legislation were enacted to eliminate all or a portion of the tax deferral for annuities, such a change would have an adverse effect on our ability to sell non-qualified annuities. Non-qualified annuities are annuities that are not sold to a qualified retirement vehicle.
Also, legislation has been proposed in recent years that could eliminate the “dividends received deduction” with respect to investment earnings on assets in insurance company separate accounts. The elimination or restriction of this deduction by legislative or regulatory action would adversely impact our results of operations.
Distributions from non-qualified annuity policies are considered “investment income” for purposes of the Medicare tax on investment income contained in the Health Care and Education Reconciliation Act of 2010. As a result, in certain circumstances a 3.8% tax may be applied to some or all of the taxable portion of distributions from non-qualified annuities to individuals whose income exceeds certain threshold amounts. This tax may have an adverse effect on our ability to sell non-qualified annuities to individuals whose income exceeds these threshold amounts.
The amount of Midland National’s statutory capital it must hold can vary significantly from time to time and is sensitive to a number of factors outside of our control, including securities market and credit market conditions.
Insurance regulators and the NAIC prescribe accounting standards and statutory capital and reserve requirements for SFG’s insurance company subsidiaries. The NAIC has established regulations that provide minimum capitalization requirements based on RBC formulas for life, health and property and casualty companies. The RBC formula for life companies establishes capital requirements relating to insurance, business, asset and interest rate risks, including equity, interest rate and expense recovery risks associated with variable life, annuities and group annuities that contain death benefits or certain living benefits.
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In any particular year, statutory surplus amounts and RBC ratios may increase or decrease depending on a variety of factors, including the amount of statutory income or losses, the amount of additional capital Midland National must hold to support business growth, changes in securities market levels, the value of certain fixed maturity and equity securities in Midland National’s investment portfolio, changes in interest rates, as well as changes to the NAIC RBC formulas. Increases in the amount of required statutory reserves reduce the statutory capital used in calculating Midland National’s RBC ratios.
In addition, there have been recent regulatory changes made by, and continue to be projects underway with various working groups of the NAIC that may impact the classification and capital charges of our investments held by our insurance company subsidiaries. Such changes could lead to a lower RBC ratio for our insurance company subsidiaries. A material decrease in our insurance company subsidiaries’ RBC ratios could adversely affect our business. See “Regulation—NAIC—Recent VOS Task Force Actions and Proposals.”
Reinsurance may not be available, affordable or adequate to protect us against losses.
As part of our overall risk management strategy, we purchase reinsurance for certain risks underwritten by our various business segments. While reinsurance agreements generally bind the reinsurer for the life of the business reinsured at generally fixed pricing, market conditions beyond our control determine the availability and cost of the reinsurance protection for new business. In certain circumstances, the price of reinsurance for business already reinsured may also increase. Any decrease in the amount of reinsurance will increase our risk of loss and any increase in the cost of reinsurance will, absent a decrease in the amount of reinsurance, reduce our earnings. Accordingly, we may be forced to incur additional expenses for reinsurance or may not be able to obtain sufficient reinsurance on acceptable terms, which could adversely affect our ability to write future business or result in the assumption of more risk with respect to those policies we issue. If the counterparties to our reinsurance or indemnification arrangements or to the derivatives we use to hedge our business risks default or fail to perform, we may be exposed to risks we had sought to mitigate, which could materially adversely affect our financial condition and results of operations.
We use reinsurance, indemnification and derivatives to mitigate our risks in various circumstances. In general, reinsurance does not relieve us of our direct liability to our contract holders, even when the reinsurer is liable to us.
Accordingly, we bear credit risk with respect to our reinsurers and indemnitors. A reinsurer’s or indemnitor’s insolvency, inability or unwillingness to make payments under the terms of reinsurance agreements or indemnity agreements with us could have a material adverse effect on our financial condition and results of operations, including our liquidity.

Differences between actual claims experience and underwriting and reserving assumptions may adversely affect our financial results.
Our earnings significantly depend upon the extent to which our actual claims experience is consistent with the assumptions we use in setting prices for our products and establishing liabilities for future policy benefits and claims. Such amounts are established based on estimates by actuaries of how much we will need to pay for future benefits and claims. To the extent that actual claims experience is less favorable than the underlying assumptions we used in establishing such liabilities, we could be required to increase our liabilities.
Due to the nature of the underlying risks and the high degree of uncertainty associated with the determination of liabilities for future policy benefits and claims, we cannot determine precisely the amounts which we will ultimately pay to settle our liabilities. Such amounts may vary from the estimated amounts, particularly when those payments may not occur until well into the future (including deviations resulting from errors in the calculation of estimated amounts). We evaluate our liabilities periodically based on accounting requirements, which change from time to time, the assumptions used to establish the liabilities, as well as our actual experience. If the liabilities originally established for future benefit payments prove inadequate, we must increase them. Such increases would affect earnings negatively in the period in which the increase is made and have a material adverse effect on our business, results of operations and financial condition.
Our risk management policies and procedures, including hedging programs, may prove inadequate for the risks we face, which could negatively affect our business or result in losses.
We have developed risk management policies and procedures and expect to continue to do so in the future. Nonetheless, our policies and procedures to identify, monitor and manage risks may not be fully effective, particularly during extremely turbulent times. Many of our methods of managing risk and exposures are based upon observed historical market behavior or statistics based on historical models. As a result, these methods may not predict future exposures, which could be significantly greater than historical measures indicate. Other risk management methods depend on the evaluation of information regarding markets, customers, catastrophe occurrence or other matters that is publicly available or otherwise accessible to us. This information may not always be accurate, complete, up-to-date or properly evaluated. Management of operational, legal and regulatory risks requires, among other things, policies and procedures to record and verify large numbers of transactions and events. These policies and procedures may not be fully effective.
We employ various strategies, including hedging and reinsurance, with the objective of mitigating risks inherent in our business and operations. These risks include current or future changes in the fair value of our assets and liabilities, current or future changes in cash flows, the effect of interest rates, securities markets and credit spread changes, the occurrence of credit defaults, currency fluctuations and changes in mortality and longevity. We seek to control these risks by, among other things, entering into reinsurance contracts and derivative instruments, such as swaps, options, futures and forward contracts. Developing an effective strategy for dealing with these
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risks is complex, and no strategy can completely insulate us from such risks. Our hedging strategies also rely on assumptions and projections regarding our assets, liabilities, general market factors and the creditworthiness of our counterparties that may prove to be incorrect or prove to be inadequate. Accordingly, our hedging activities may not have the desired beneficial impact on our results of operations or financial condition. Hedging strategies involve transaction costs and other costs, and if we terminate a hedging arrangement, we may also be required to pay additional costs, such as transaction fees or breakage costs. We may incur losses on transactions after taking into account our hedging strategies. Further, the nature, timing, design or execution of our hedging transactions could actually increase our risks and losses. Our hedging strategies and the derivatives that we use, or may use in the future, may not adequately mitigate or offset the hedged risk and our hedging transactions may result in losses.

We face competition from companies that have greater financial resources, broader arrays of products, higher ratings and stronger financial performance, which may impair our ability to retain existing customers, attract new customers and maintain our profitability and financial strength.
We operate in a highly competitive industry. Many of our competitors are substantially larger and enjoy substantially greater financial resources, higher ratings by rating agencies, broader and more diversified product lines and more widespread agency relationships. Our annuity products compete with index, fixed rate and variable annuities sold by other insurance companies and also with mutual fund products, traditional bank investments and other retirement funding alternatives offered by asset managers, banks and broker-dealers. Our insurance products compete with those of other insurance companies, financial intermediaries and other institutions based on a number of factors, including premium rates, policy terms and conditions, service provided to distribution channels and contract holders, ratings by rating agencies, reputation and commission structures.
Our ability to compete depends in part on returns and other benefits we make available to our contract holders through our life insurance and annuity products. We will not be able to accumulate and retain assets under management for our products if our investment results underperform the market or the competition, since such underperformance likely would result in asset withdrawals and reduced sales.
The level of competition among providers of life insurance, annuities and other retirement solutions products may increase as a result of the continuing consolidation of the financial services industry. Mergers and consolidations could increase, as companies seek to improve their competitive position through increased market share, economies of scale and diversification of products and services.
We compete for distribution sources for our products. We believe that our success in competing for distributors depends on our financial strength, the services we provide to and the relationships we develop with these distributors, as well as offering competitive commission structures. Our distributors are generally free to sell products from whichever providers they wish, which makes it important for us to continually offer distributors products and services they find attractive. If our products or services fall short of distributors’ needs, we may not be able to establish and maintain satisfactory relationships with distributors of our life insurance and annuity products. Our ability to compete in the past has also depended in part on our ability to develop innovative new products and bring them to market more quickly than our competitors. In order for us to compete in the future, we will need to continue to bring innovative products to market in a timely fashion. Otherwise, our revenues and profitability could suffer.
If we are unable to attract and retain national marketing organizations and independent agents, sales of our products may be reduced.
We distribute our life insurance and annuity products through a variable cost distribution network. We must attract and retain such marketers and agents to sell our products. Insurance companies compete vigorously for productive agents. We compete with other life insurance companies for marketers and agents primarily on the basis of our financial position, support services, compensation and product features. Such marketers and agents may promote products offered by other life insurance companies that may offer a larger variety of products than we do. Our competitiveness for such marketers and agents also depends upon the long-term relationships we develop with them. There can be no assurance that such relationships will continue in the future. If we are unable to attract and retain sufficient marketers and agents to sell our products, our ability to compete and our revenues would suffer.

Our profitability may decline if mortality rates or persistency rates or other assumptions differ significantly from pricing expectations.
We set prices for many of our insurance and annuity products based upon expected claims and payment patterns, using assumptions for mortality, persistency (how long a contract stays in force) and interest rates. In addition to the potential effect of natural or man-made disasters and catastrophic occurrences and pandemics, significant changes in mortality could emerge gradually over time, due to changes in the natural environment, the health habits of the insured population, effectiveness of treatment for disease or disability, or other factors. In addition, we could fail to accurately anticipate changes in other pricing assumptions, including changes in interest and inflation rates. Significant negative deviations in actual experience from our pricing assumptions could have a material adverse effect on the profitability of our products. Our earnings are significantly influenced by the claims paid under our insurance contracts and will vary from period to period depending upon the amount of claims incurred. There is only limited predictability of claims experience within any given month or year. Our future experience may not match our pricing assumptions or our past results. As a result, our business, financial condition and results of operations could be materially adversely affected.
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Guarantees within certain of our products may decrease our earnings, increase the volatility of our results, result in higher risk costs and expose us to increased counterparty risk.
Certain of our life and annuity products include guaranteed benefits, including guaranteed minimum death benefits, guaranteed minimum withdrawal benefits, guaranteed minimum accumulation benefits, and guaranteed minimum income benefits. These guarantees are designed to protect contract holders against significant downturns in securities markets and interest rates. Any such periods of significant and sustained downturns in securities markets, increased equity volatility, or reduced interest rates could result in an increase in the valuation of our liabilities associated with those products. An increase in these liabilities would result in a decrease in our net income.
We use hedging and risk management strategies to mitigate the liability exposure and the volatility of net income associated with these liabilities. These strategies involve the use of reinsurance and derivatives, which may not be completely effective. For example, in the event that reinsurers or derivative counterparties are unable or unwilling to pay, we remain liable for the guaranteed benefits.
In addition, hedging instruments may not effectively offset the costs of guarantees or may otherwise be insufficient in relation to our obligations. Furthermore, we are subject to the risk that changes in contract holder behavior or mortality, combined with adverse market events, produce economic losses not addressed by the risk management techniques employed. These, individually or collectively, may have a material adverse effect on our results of operations, including net income, financial condition or liquidity.
The loss of key employees could disrupt our operations.
Our success depends in part on the continued service of key executives and our ability to attract and retain additional executives and employees. The loss of key employees, or our inability to recruit and retain additional qualified personnel, could cause disruption in our business and prevent us from fully implementing our business strategies, which could materially and adversely affect our business, growth and profitability. We also rely upon the knowledge and experience of employees involved in functions that require technical expertise in order to provide for sound operational controls for our overall enterprise, including the accurate and timely preparation of required regulatory filings and financial statements and operation of internal controls. A loss of such employees could adversely impact our ability to execute key operational functions and could adversely affect our operational controls.
Any failure to protect the confidentiality of client information could adversely affect our reputation and have a material adverse effect on our business, financial condition and results of operations and other aspects of our business.
Pursuant to U.S. federal and state laws, and laws of other jurisdictions in which we operate, various government agencies have established rules protecting the privacy and security of personal information, including personally identifiable policyholder information. In addition, most U.S. states and a number of jurisdictions outside the U.S., have enacted laws, which vary significantly from jurisdiction to jurisdiction, to safeguard the privacy and security of personal information, including personally identifiable policyholder information. Further, the Gramm-Leach-Bliley Act of 1999, imposes privacy and data security requirements on financial institutions, including obligations to protect and safeguard consumers’ nonpublic personal information and records, and limits the ability to share and reuse such information with third parties. Many regulators have indicated an intention to take more aggressive enforcement actions regarding cybersecurity and data privacy matters, and private litigation resulting from such matters is increasing and resulting in progressively larger judgments and settlements.
Many of our employees have access to, and routinely process, personal information of clients through a variety of media, including IT systems. We rely on various internal processes and controls to protect the confidentiality of client information that is accessible to, or in the possession of, our company and our employees. It is possible that an employee could, intentionally or unintentionally, disclose or misappropriate confidential client information, including personally identifiable policyholder information, or our data could be the subject of a cybersecurity attack. If we fail to maintain adequate internal controls or if our employees fail to comply with our policies and procedures, misappropriation or intentional or unintentional inappropriate disclosure or misuse of client information, including personally identifiable policyholder information, could occur. Such internal control inadequacies or non-compliance could materially damage our reputation or lead to civil or criminal penalties, which, in turn, could have a material adverse effect on our business, financial condition and results of operations. Further, our third-party service providers, including third parties to whom we outsource certain of our functions, are also subject to the risks outlined above, any one of which could result in damage to our reputation, our incurring substantial costs or other negative consequences to us. If we or any of our third-party service providers fail to protect the confidentiality of client information, it could have a material adverse effect on our business, financial condition and results of operations.
In addition, we analyze customer data to better manage our business. There has been increased scrutiny, including from regulators, regarding the use of “big data,” such as using it to set product pricing. Our ability to use data to gain insights into and manage our business may be limited in the future by regulatory scrutiny. We cannot predict what, if any, actions may be taken with regard to “big data,” but any inquiries into such use by regulators or other governmental authorities could cause reputational harm and any limitations could have a material impact on our business, financial condition and results of operations.
Controls and business continuity plans surrounding our IT could fail or security could be compromised, which could damage our business and adversely affect our financial condition and results of operations.
Our business is highly dependent upon the effective operation of our IT. We rely on IT throughout our business for a variety of functions, including processing claims and applications, providing information to contract holders and distributors, performing
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actuarial analyses and maintaining financial records. We have also begun to offer term life insurance products, and may in the future offer other of our products, through digital distribution platforms. Despite the implementation of security and back-up measures, our IT may be vulnerable to physical or electronic intrusions, computer viruses or other attacks, programming errors and similar disruptive problems. The failure of controls and/or business continuity plans surrounding our IT for any reason could cause significant interruptions to our operations, which could result in a material adverse effect on our business, financial condition or results of operations. We plan to continue to make significant investments in IT to support the growth of our business.
We retain confidential information within our IT, and we rely on sophisticated commercial technologies to maintain the security of those systems. Anyone who is able to circumvent our security measures and penetrate our IT could access, view, misappropriate, alter, or delete any information in the systems, including personally identifiable contract holder information and proprietary business information. Federal regulatory requirements and all fifty states require entities to provide notification to affected state residents and, in certain instances, state and federal regulators in the event of certain security breaches affecting personal information or information systems that contain personal information or confidential information. See “Regulation —Privacy and Cybersecurity Regulation” in this Offering Memorandum. Any compromise of the security of our computer systems or those of our third- party business partners and service providers, that results in unauthorized access to our data could expose us to a disruption and challenges relating to our daily operations, as well as to data loss, litigation, damages, fines and penalties, significant increases in compliance costs and reputational damage, any of which could have an adverse effect on our business, financial condition and results of operations and other expenses.
We may not be successful in implementing our business strategy of developing new products and services.
As part of our business strategy, we plan to develop innovative products and services in order to provide our distribution partners with a comprehensive suite of life and annuity products and services. Due to the inherent uncertainties, such new and expanded strategic initiatives expose us to a number of risks and challenges, including the following: new and expanded business activities may require unanticipated capital expenditures and involve additional compliance requirements; new and expanded business activities may result in less growth or profit from what we currently anticipate, and there can be no assurance that such business activities will become profitable at the level we desire or at all; we may fail to identify and enter into new business opportunities in a timely fashion, putting us at a disadvantage vis-à-vis competitors; and we may need to hire or retrain personnel who are able to supervise and conduct the relevant business activities.

We may also seek, evaluate or engage in potential acquisitions, mergers, joint ventures, strategic alliances or other similar opportunities. The prospects of these initiatives are uncertain, and there can be no assurance that we will be able to successfully implement or grow new ventures, and these ventures may prove more difficult or costly than what we originally anticipated. In addition, we regularly review the profitability and growth potential of our existing and new business. As a result of such review, we may decide to exit from or to reduce the resources that we allocate to new ventures in the future. There is a risk that these ventures may not achieve profitability or operational efficiencies to the extent originally anticipated, and we may fail to recover investments or expenditures that we have already made. Any of the foregoing may have a material adverse effect on our business, results of operations, financial condition and cash flows.
The financial services industry faces great uncertainty from a regulatory perspective.
The financial services industry has seen many instances of regulations implemented at both the state and federal levels, which will and may continue to impact the way retirement advice is provided and products are manufactured, distributed, and sold. In 2016, the Department of Labor (DOL) issued rulemaking redefining the term “fiduciary” and significantly expanding the circumstances under which certain insurance companies may become fiduciaries of employee benefit plans and individual retirement accounts (“IRAs”). This rule was struck down by the Fifth Circuit Court of Appeals on March 15, 2018. In 2020, DOL finalized a new “best interest” prohibited transaction exemption (“PTE”) for investment advice fiduciaries under ERISA. The preamble of the PTE restored the five-part test for determining fiduciary status that existed prior to the 2016 rule, but it also asserted that advice to roll over assets from a qualified plan or an IRA may constitute investment advice. Recent iterations of DOL’s Unified Agenda of Regulatory and Deregulatory Actions have included a proposed rule related to the definition of the term “Fiduciary” without providing a timeline for such rulemaking.

The Securities and Exchange Commission (SEC) created an entirely new set of rules revising, and in some cases, interpreting standard of care rules for securities transactions. See “Regulation—SEC’s Regulation Best Interest.” In addition, a majority of states have adopted the 2020 revisions to the National Association of Insurance Commissioners (NAIC) Suitability in Annuity Transactions Model Regulation. See “Regulation—Annuity Suitability.” Some individual states have proposed or adopted individual state fiduciary rules. Regulatory uncertainty will continue as additional state and federal proposals are introduced and deliberated.
Catastrophic event risks such as terrorist attacks, floods, severe storms or hurricanes, computer cyber-terrorism, or a pandemic disease like the novel coronavirus known as COVID-19, could have a material and adverse effect on our business in several respects by:
•    causing long-term interruptions in our service and the services provided by our significant vendors;
•    creating economic uncertainty, and reducing or halting economic activity;
•    disrupting the financial markets and adversely affecting the value, volatility, and liquidity of securities and other instruments;

•    increasing mortality or mortality risks that could adversely affect our claims experience, the actuarial assumptions that underlie our insurance products, and the costs of reinsurance.
The extent to which these types of catastrophic events, including the recent COVID-19 pandemic, may impact our business, results of operations, financial condition, liquidity, or prospects will depend on future developments that are highly uncertain and cannot be predicted.

Recent failures in the United States banking system could impact the Company through additional regulatory action, economic impact, and changes to policyholder behavior.
Subsequent to December, 31, 2022, the US banking system experienced failures of Silvergate Bank, Silicon Valley Bank, and Signature Bank and significant liquidity concerns across the banking industry, particularly among regional banks. Regulators have acted and continue to focus on further potential systemic risk. While the Company has no exposure in its investment portfolio to the three aforementioned banks that failed, the Company does have exposure to non-Systematically Important Financial Banks (SIBs), including preferred stock holding in First Republic Bank. As of December 31, 2022, less than 1% of the Company’s cash was deposited with non-SIBs. The Company is continuing to monitor the risks related to these events and all potential impacts to the Company. Potential impacts may include impacts to the Company’s investment portfolio, which could result in fair value changes and/or credit losses if economic conditions persist or worsen, including contagion to other areas of the US economy not currently experiencing economic stress. The Company may also see changes in policyholder behavior, including banks and/or assumptions including potential increase in policyholder surrenders or withdrawals. We continue to closely monitor these events. If other banks or financial institutions enter receivership or become insolvent in the future, there could be a material adverse effect on our business and financial condition.

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Directors, Executive Officers and Corporate Governance
Set out below are the names and ages, as of April 17, 2023, of the directors and executive officers of Midland National and a description of the business experience of each of the respective individuals.

Name	Age	Position
Esfandyar E. Dinshaw	63	President, Chairman of the Board & Chief Executive Officer
Gerald R. Blair	57	President – Sammons Life Insurance Group
William L. Lowe	59	President – Sammons Institutional Group and Director
Joseph E. Paul	57	President – Sammons Corporate Markets
Teri L. Ross	57	President – Shared Services
Robert R. TeKolste	55	President – Sammons Independent Annuity Group and Director
David C. Attaway	50	Senior Vice President, Chief Financial Officer & Treasurer
Darron K. Ash	58	Director
Willard Bunn, III	79	Director
James Roderick Clark	72	Director
Thomas Corcoran	74	Director
Susan T. Deakins	61	Director
George A. Fisk	74	Director
William D. Heinz	75	Director
Michael M. Masterson	75	Director
Executive Officers and Directors
Esfandyar Dinshaw currently serves as Chief Executive Officer and Chairman of the Board of Sammons Financial Group, Inc. Mr. Dinshaw is also President of Sammons Enterprises, Inc. and serves on the Board of Directors and Executive Committee. He also serves as Chairman of the Board for North American Company for Life and Health Insurance, Sammons Financial Group, Inc., Canal Reinsurance, MNL Reinsurance, and Solberg Reinsurance. Mr. Dinshaw has more than 40 years of experience in the insurance industry with four different companies. Mr. Dinshaw has Bachelor of Science degrees from both the University of Karachi and Drake University. He currently serves on the Board of the American Council of Life Insurers and is a past Chairman of the Board for LL Global (parent organization of LIMRA & LOMA), both insurance industry-related organizations.

Jerry Blair, ChFC, LLIF, is President – Sammons Life Group providing strategic direction for the individual life business of Sammons Financial Group. Mr. Blair is ultimately responsible for individual life insurance results for Midland National Life Insurance Company and North American Company for Life and Health in the personal producing general agent, IMO, MGA, NMO and registered representative channels. His nearly 35 years of experience in the insurance industry have provided a diverse background including personal sales, agent and registered representative recruiting, marketing and distribution management. Mr. Blair previously served as Chief Distribution and Sales Officer for Sammons Financial Group’s Life division. Prior to that, he served as the Chief Distribution Officer for Midland National Life. Mr. Blair joined Sammons Financial Group in 2005 as the Vice President of Life Sales for Midland National.

William Lowe is President – Sammons Institutional Group. Inc., a member company of Sammons Financial Group. SIG provides individual retirement solutions to financial professionals in banks and broker/dealers through its wholesale divisions, Sammons Retirement Solutions and Midland Retirement Distributors. Prior to joining Sammons Financial Group in 2011, Bill spent 17 years at ING in a variety of leadership roles. In his over 35 years in the financial services industry, Bill has managed a broker/dealer, run 401(k), IRA, and annuity businesses, and has a successful track record creating and distributing 401(k)s, variable annuities, fixed annuities, life insurance, mutual fund products, and managed accounts. Bill has a bachelor's degree in Business Administration and Computer Science from Doane University. He has participated in executive programs at Dartmouth and the University of Chicago, and completed the CEDEP General Management Program at Insead in Fountainebleu, France. He is a General Securities Principal, Investment Advisory Representative, Chartered Life Underwriter, Chartered Financial Consultant, and Fellow of the Life Management Institute. He is currently on the boards of the Insured Retirement Institute in Washington, D.C. and Meals from the Heartland in West Des Moines, Iowa.

Joseph Paul is President – Sammons Corporate Markets at the Company. Mr. Paul has more than 30 years in the financial services industry. He is a member of the Society of Actuaries and the American Academy of Actuaries. He joined the Company in 2004, after serving as vice president at Clarica Life Insurance Company. Prior to his position at Clarica, Mr. Paul worked in the individual actuarial department of Minnesota Mutual Life Insurance Company. He holds a Bachelor of Arts degree in mathematics and a minor in physics from College of St. Thomas.

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Teri Ross is President – Shared Services at the Company. As president of this division, Ms. Ross is responsible for the operations of the agency, new business, underwriting, policy administration, and claims departments. She also oversees the information technology functions for the Company. Shared Services is the largest division at the Company, with over 950 employees who provide service to more than 1.6 million in-force life and annuity policies. She has over 30 years of experience in the financial services industry. Ms. Ross is a member of the LOMA Operations Leaders Roundtable Committee, and she has received numerous designations including Fellow, Life Management Institute (FLMI); LIMRA Leadership Institute Fellow (LLIF); Associate, Annuity Products and Administration (AAPA); and Associate, Customer Service (ACS). She previously served on the board for Big Brothers Big Sisters of Central Iowa. Ms. Ross is a graduate of the University of Northern Iowa where she received a B.A. in management.
Robert TeKolste, CLU, LLIF, is President, Sammons Independent Annuity Group at the Company. With more than 30 years of experience in the insurance industry, he has a diverse background including sales, marketing, and operations management, and has served in sales and marketing management roles for industry-leading insurance companies. He previously served as president of the Company’s Shared Services division, and was responsible for the agency, new business, underwriting, policy administration, claims, and information technology business functions. Mr. TeKolste has a Bachelor of Science degree from Drake University in Des Moines, Iowa.
David Attaway is Senior Vice President, Chief Financial Officer & Treasurer of the Company. Prior to joining Midland National Life Insurance Company in 2018, Mr. Attaway was the Chief Financial Officer at a large life insurance and annuity carrier from October 2013 to May 2018. Mr. Attaway has a Bachelor of Science degree in accounting from Clemson University in Clemson, South Carolina.
Darron Ash currently serves on the board of directors for Midland National Life Insurance Company, North American Company for Life and Health Insurance and Sammons Financial Group, Inc. Mr. Ash is the Chief Executive Officer and Executive Committee member for Sammons Enterprises, Inc., and has been with Sammons since 2006. Mr. Ash joined Sammons with 17 years of experience in the public accounting, private equity, consumer products manufacturing, and professional services industries. Mr. Ash has a B.B.A degree in science from Texas A&M University and a Master of Business Administration in finance from the University of Texas.
Willard Bunn, III is an Independent Director of Midland National Life Insurance Company, North American Company for Life and Health Insurance, and Sammons Financial Group, Inc. Mr. Bunn currently is the Senior Advisor of Colonnade Advisors. He has served as chairman, chief executive, and/or director of several commercial banks in the course of his 50-year career. Mr. Bunn’s long career in the banking industry began at Chemical Bank in New York before he returned to Springfield, Illinois in 1978 to serve as Executive Vice President, and eventually Chairman and Chief Executive Officer of Marine Corporation, a multibank holding company with $1.2 billion of assets. Following Marine’s merger with Banc One, he was appointed Chairman and Chief Executive Officer of Banc One Illinois Corporation, a position which he held until 1994. Mr. Bunn went on to serve in various management positions with two investment banking firms. He served as a Director of Baytree Bank of Lake Forest, Illinois from its founding in 2000 and as Chairman of the Bank from April 2010 to August 2012. He served on the Board of Directors of CIB Marine Bancshares, Inc. until April 2020, a bank holding company based in Waukesha, Wisconsin. In addition, he served as Chairman of the Board for the Poetry Foundation until June 2020, a literary organization and publisher of Poetry magazine. Mr. Bunn is currently a Trustee Emeritus at Lawrenceville School. He serves as an advisory director of Chicago-based Campus2Career Transition Services, and a member of the valuation committee of The Banc Funds Company. Mr. Bunn holds a BA from Princeton University and an MBA from the University of Virginia. In addition, he holds the Series 79 securities license.
James Roderick Clark is an Independent Director serving on the board of directors for Sammons Enterprises, Inc., Midland National Life Insurance Company, North American Company for Life and Health Insurance, and Sammons Financial Group, Inc. Mr. Clark retired in 2009, after 35 years in the oilfield services business. Prior to retirement, he was President and Chief Operating Officer of Baker Hughes Incorporated, and was responsible for 30,000 employees operating in more than 90 countries. Before Baker Hughes, Mr. Clark was President of Sperry-Sun, a Halliburton company, from 1996 to 1999. He served on the Board of Directors of Ensco plc from 2008 to 2019 when Ensco merged with Rowan Companies plc, forming Valaris plc. Mr. Clark retired from the Board of Directors of Valaris in December 2019. He has served on the Board of Trustees of the Dallas Theological Seminary since 2006. Mr. Clark has a Bachelor of Arts degree from the University of Texas and a Master of Business Administration from the University of Texas.
Thomas Corcoran is an Independent Director serving on the board of directors of Midland National Life Insurance Company, North American Company for Life and Health Insurance, and Sammons Financial Group, Inc., and also as Chairman of Sammons Enterprises, Inc. He was a founder of FelCor Lodging Trust in 1991, a publicly-traded real estate investment trust focused exclusively on hotels. He served as Chief Executive Officer of FelCor from its founding until beginning his tenure as non-executive Chairman of its Board in 2006. Mr. Corcoran served as Chairman of FelCor until its merger with RLJ Lodging Trust in 2017. In addition to his role with Sammons, he is the Chairman and CEO of TCOR Hotel Partners, LLC. TCOR owns five hotels in Dallas and Austin, Texas, Tampa and Jacksonville, Florida and Baltimore, Maryland and seeks to acquire additional premium select service hotels. Mr. Corcoran’s other board appointments include the American Hotel & Lodging Association (AH&LA) and Dallas College Foundation. He is Past Chairman of AH&LA and Past Chairman of the IHG Owners Association. Mr. Corcoran has a Bachelor of Arts degree from Washburn University and a Juris Doctor degree from Washburn University Law School.

Susan T. Deakins is an Independent Director serving on the board of directors for Sammons Financial Group, Inc., Midland National Life Insurance Company, and North American Company for Life and Health Insurance. Ms. Deakins formerly served as a board member for Vantis Life Insurance Company and Vantis Life Insurance Company of New York and Chair, Director, SVP and CFO of

PIA Reinsurance Company of Delaware I. She also previously served as Director, EVP and CFO for The Penn Insurance & Annuity Company, EVP, CFO and Treasurer for The Penn Mutual Life Insurance Company, CFO and Treasurer for Longevity Insurance Company, and as an Audit Committee member for Janney Montgomery Scott, LLC. Ms. Deakins holds a Bachelor of Science degree in economics from Wharton School, University of Pennsylvania and is a member of the Society of Actuaries.

George A. Fisk is an Independent Director serving on the board of directors for Sammons Enterprises, Inc., Midland National Life Insurance Company, North American Company for Life and Health Insurance, and Sammons Financial Group, Inc. Mr. Fisk joined the Board of Prosperity Bancshares on November 1, 2019 in connection with the LegacyTexas Financial Group, Inc. merger. Mr. Fisk served as Independent Director of Prosperity Bancshares, Inc. until he resigned on October 5, 2022. Mr. Fisk served on the Board as Vice Chairman of both Legacy Texas and Legacy Texas Bank since January 2015, following completion of the merger of Viewpoint Financial Group, Inc. with Legacy Texas Group, Inc., where Mr. Fisk served as Chief Executive Officer and Vice Chairman since 2004. Between 2001 and 2004, Mr. Fisk served as shareholder of Fisk & Robinson, P.C., which merged with McGladrey LLP in 2001. He has worked in the financial services sector for more than 40 years. He is a former director of Independent Bankers Financial Corporation. Mr. Fisk is a former member of the Chief Executives Round Table, a former director of the Federal Reserve Bank of Dallas and the Freeman Company, and a former advisory board member of the College of Business of the University of North Texas and the Texas Tech University Graduate School of Banking. Mr. Fisk holds a B.A in government from Texas Tech University and an M.B.A. in banking and finance from the University of North Texas. Mr. Fisk is a Certified Public Accountant.
William Heinz is a director of Midland National Life Insurance Company and North American Company for Life and Health Insurance. He currently is a partner at the law firm Jenner & Block LLP in Chicago. He previously served on the Board of Directors of Partners Financial Group, a bank holding company, for approximately 10 years, from the time of its founding through its subsequent acquisition. He currently serves as counsel to the board of trustees of a Big Ten university, and has served as counsel on Sarbanes Oxley issues to the Audit Committees of publicly traded companies. Mr. Heinz is a Fellow of the American College of Trial Lawyers. He has served as the past State Chair for Upstate Illinois for the American College of Trial Lawyers, and has served in a variety of leadership roles at the Illinois State Bar Association, the Chicago Bar Association and the Association of Professional Responsibility Mr. Heinz has a Bachelor of Science degree from Millikin University and a Juris Doctor degree from the University of Illinois.
Michael Masterson is a director of Midland National Life Insurance Company and North American Company for Life and Health Insurance. Mr. Masterson was the Company’s past Chairman and CEO prior to his retirement in 2011. Mr. Masterson earned a Bachelor of Arts degree from the University of Minnesota and is a graduate of the University of Minnesota Executive Program, the Harvard Executive Program in Competitive Strategies, and the LIMRA Leadership Institute. He has also earned his CLU, ChFC, and LLIF designations and has been a member of various industry boards, including the LIMRA International Board, the National Endowment for Financial Education and the American Council of Life Insurers (ACLI) Board.
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Executive Compensation
This section is a review, summary and overview of our executive compensation program.
Compensation Philosophy and Strategy
The focus when designing Midland National’s Executive Compensation program is on recruitment, retention and to reward talented individuals and we do so by providing fair and competitive total compensation. This is accomplished through structured compensation to avoid excessive risk taking and/or behaviors, but which encourages entrepreneurship and promotes exceptional performance. Our compensation programs are also designed to promote ethical long-term thinking consistent with our objective of creating ever increasing enterprise economic value through solid financial performance. We provide incentives to enhance shareholder value, drive value creation, increase profits and promote the best returns on capital invested. We recognize individuals who make significant contributions to Midland National’s performance.
Total compensation is based on a holistic approach and may include any or all of the following: annual base salary, annual bonus or incentive compensation, long-term bonus or other long-term compensation, deferred compensation, retirement plans such as ESOP, supplemental executive retirement plans and welfare benefits such as life, health and disability insurance.
Compensation will be market driven as determined by periodic independent surveys. We will regularly survey the marketplace to determine how our total compensation compares with similar positions, as well as comparison with peer companies where possible. The mix of compensation elements may vary due to specific market conditions for specialized jobs.

As an ESOP owned enterprise, it may not be possible to be competitive with the stock equity programs of peer publicly held companies or total compensation plans of private equity firms. Executive compensation must be consistent with the principles of employer ownership and long term value creation. While Executives have higher levels of responsibility and accountability, Midland National’s results reflect the efforts of all employees.
Performance-based compensation will be discretionary and not strictly formulaic. Discretion includes consideration of circumstances (positive or negative) beyond the control of the Executive that affect performance. In making decisions on compensation for Executives, both the Executive Committee and Independent Committee (Compensation Committee) will be guided by the fundamental principles of fairness. Both Committees have the discretion to make compensation decisions that reflect the individual contributions of an Executive to perpetuate Midland National’s existence by creating ever increasing enterprise economic value for the benefit of current and future generations of its employees in order to achieve equity, both internally and in the relevant marketplace.
Since the Executive Committee’s principal focus and duties concern perpetuating Midland National’s existence by creating ever increasing enterprise economic value for the benefit of current and future generations of its employees, it is desirable that the design of compensation programs for members support this focus.
Variable compensation elements for members should emphasize a focus on both the overall performance of Midland National, plus the performance of the Controlled Investments over which any member has lead management oversight responsibility. The overall performance of Midland National will generally be determined by the change in value year to year.
The Executive Committee will have oversight responsibility for the compensation of Midland National Senior Executives. As a general rule, this “covered group” will include the senior most leaders of any business unit, and their direct reports. There may be exceptions warranted where more are included in the covered group, however it will be rare to have fewer covered by this oversight. All recommendations for compensation changes, promotions, bonuses and awards will be reviewed on a “one over one” basis. For example, compensation changes requested for a subordinate will require the approval of at least one level above the requestor. The direct superior will have responsibility for making the compensation recommendation for a subordinate. Executive Committee approval will be required for any changes impacting the people and positions they oversee. With the exception of Executive Committee compensation, all recommendations will be reviewed and approved by the next higher level of management.
Annual rewards/incentives for team results should keenly focus leaders on a balance of both short and long term financial results. Individual Leadership Development Plans (LDP’s) and Discretionary Bonus Objectives (DBO’s) will also be reflected in the annual rewards/incentives.
Through this strategy, not only will we be able to attract and retain the top talent needed to achieve our growth and financial performance objectives, we will also incentivize our top talent to achieve the best possible results.
Compensation Principles
Determination of annual and long-term incentive awards is discretionary and will not use indexes or mechanical formulas. When a percentage of base pay is used to calculate a variable compensation award, the base compensation on the last day of the performance period should be used to determine the amount of variable award.
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Role of the Executive Committee and Board of Directors
The Board of Directors consists of the Executive Committee members and the Independent Directors. The Executive Committee will have oversight responsibility for the compensation of Midland National Senior Executives. As a general rule, this “covered group” will include the senior most leaders of any business unit, and their direct reports.

Role of the Compensation Committee of the Board of Directors of Midland National
The Independent Directors serve as the Compensation Committee. The Compensation Committee is responsible for reviewing and approving the Compensation Philosophy and Programs as recommended by the Executive Committee. The Compensation Committee is also responsible for creating the compensation incentive programs and plans for the Executive Committee. The Compensation Committee reviews and approves the compensation recommendations for the Executive Committee direct reports. The Compensation Committee is responsible for determining and approving the compensation awards (base, bonus, L-TIP) for the Executive Committee and Key Officers.
Role of Human Resources
The Human Resources Department is responsible for the administrative and support tasks related to compensation review and administration, as assigned by the Executive Committee and Compensation Committee. The Human Resources’ role includes preparing the compensation materials for the review of the Executive Committee and Compensation Committee, evaluating outside data and comparing to our organization, researching and understanding compensation plans in the market and assisting with the design of Company compensation programs and plans, and assisting the Compensation Consultant with relevant information and data.
Role of Compensation Consultant
When needed, the Company has retained Compensation consultants to assist and provide services including serving as an advisor to senior management on various issues relating to executive compensation practices. They also provide relevant market data and analysis and assist us in evaluating the competitiveness of the total compensation program.
Elements of the Total Rewards for our Executive Officers Compensation
•    Base Salary
•    Annual Executive Incentive Plan
•    Employee Stock Ownership Plan (ESOP) (for some)
•    Supplemental ESOP Plan (for some)
•    Long-Term Incentive Plan (for some)
•    Deferred Compensation Plan (for some)
•    Executive Perquisites (Club memberships, cars, etc.)
Base Salary
Our base compensation is designed to be competitive with our industry peers for each position. We do not seek to be the highest or the lowest, but strive to maintain a balanced mid-range approach, recognizing the value of all other forms of compensation. Base compensation may vary between individuals in like positions based on comparative job performance and experience. Additionally, we will attempt to promote exceptional performance through forms of variable pay which are intended to recognize and reward both individual and collective performance.
Compensation for Senior Executives is market driven as determined by periodic independent surveys (typically conducted every two to three years) for comparable responsibilities. Time in position, performance and experience will be used to determine positioning in the range.
Base salary is considered to be the least effective compensation tool for driving desired business results.

Annual Executive Incentive Plan (Bonus)
Focus is on variable “at risk” compensation. There are two components, operational performance and accomplishment of Discretionary Bonus Objectives (DBO’s).
We place a significant emphasis on operational performance such as annual financial results, with the balance of focus on personal accomplishments and DBO’s. Awards are not linear and not formulaic. Fairness and equity should be the benchmark rather than mechanical formulas. Awards should be based on what the individual has accomplished. A participant should not be rewarded for results that were due primarily to positive external factors, nor should a participant be significantly penalized for economic conditions that were uncontrollable and unavoidable.
Awards are based on a look back over the previous year’s results.
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•    Were the business initiatives identified in the prior year implemented in a timely and competent manner?
•    Were there any unforeseen obstacles encountered and how well were these managed?
•    Were overall business results achieved in a collaborative and sustainable manner?
•    What was the degree of stretch in the business plan targets?
Changes to the design and format of this plan are made periodically as market conditions warrant and may occur during a plan year.
ESOP
Currently, the value of the ESOP as a retirement plan far exceeds that of most other retirement plans in existence. It is a long term plan that focuses employees on their contribution to value creation. For the Senior Executives participating in this plan, the portion of the ESOP that exceeds typical retirement plans is considered to be a form of long term compensation. This important component of compensation must be taken into consideration when determining the total rewards associated with a position.
ESOP Supplemental Executive Retirement Plan (SERP)
ESOP SERP A
IRS regulations limit qualified retirement plan contributions for highly compensated employees. This plan provides a “make whole” for qualified retirement benefits lost due to treasury limitations. There is an ESOP SERP A Plan and an ESOP SERP B Plan. Previous participation in the ESOP SERP A plan has been limited to the top leaders in each Business Unit. The ESOP award for each participant will be determined and any “lost benefit” not received from the ESOP due to maximum allocation limitations is calculated for each participant and placed in a phantom share account. The account can only be accessed after separation from service. If an individual is a participant in the ESOP SERP A they should also be a candidate for entry into the Deferred Compensation plan.
Contributions grow in value on the same basis as the qualified plan contributions. Timing and form of payment must be elected in advance. Changes to the design and format of this plan are made periodically as market conditions warrant.
ESOP SERP B
For the ESOP SERP B there is a review each year of potential new participants. The ESOP SERP B plan is not a phantom share account as is the ESOP SERP A plan but is instead a cash account. The cash account will be credited with an annual interest at the Executive Committee’s discretion. There is also a specific vesting requirement for the ESOP SERP B plan. The account can only be accessed after separation from service and upon attainment of 55 years of age and 10 years of service.
Long-Term Incentive Plan (LTIP)
Focus is on achievement of critical long-term financial goals, with particular emphasis on the creation of shareholder value. When reviewing business unit value we will look at value growth realized at the annual valuation, as well as dividends from the Business Units and cash invested in the Business Units. Not formulaic, to the extent possible performance and awards should be determined based on individual business unit results.
Participation typically includes the top operational leader in the business unit (President or CEO of a business unit) as well as designated participants considered to be high potentials in the business unit.
Currently, LTIP bonus targets are a percentage of a participant’s base salary. The LTIP bonus target percentage varies by participant. Performance is measured over a three-year period and awards vest over the three-year period following the end of the performance period. 50% of the award vests in the year following the performance period and 25% vesting occurs in each of the following two years.
Changes to the design and format of this plan are made periodically in order to respond to changes in the operating environment.
Deferred Compensation Plan
This plan provides a limited number of executives an opportunity to defer any form of cash compensation (base salary, annual Incentive or L-TIP).
This core purpose of Deferred Compensation is to increase focus on value creation. Therefore, it is desirable to link the interest credit or growth factor of these deferrals to the value created at SFG. This can be accomplished in a variety of ways such as stock price growth, Return on Investment (ROI), etc. Limitations on upside potential and downside risk are provided in the current plan.

Taxes are deferred until actual receipt of funds. Timing and form of payments must be elected in advance. Currently, both a lump sum and annual installment option are available. Changes to the design and format of this plan are made periodically as market conditions warrant.
Executive Perquisites
Automobile allowances and club memberships are provided where competitive market conditions warrant.
Other Compensation and Benefits
In addition to the compensation and benefits noted, we also offer our employees, including our Named Executive Officers (defined below), a benefits package that includes group health, dental and vision coverage, group life insurance, short and long-term disability coverage and various deferred compensation and retirement benefits.
The programs are reviewed annually to ensure that the benefits offered are beneficial to our employees, cost-effective and are competitive within our industry.

Tax-Qualified Retirement Plans
The following tax-qualified retirement plans are offered to eligible employees, including our Named Executive Officers:
Sammons Enterprises, Inc. 401(k) Plan
Sammons Enterprises, Inc. sponsors the 401(k) Plan, a tax-qualified plan for its eligible employees, including the Named Executive Officers. Eligible employees may contribute to the 401(k) Plan on a before tax or after tax Roth 401(k) basis (or any combination of the foregoing), up to a percentage of annual eligible compensation as defined in the plan. Before-tax and Roth 401(k) contributions are subject to contribution limits and compensation limits imposed by the Internal Revenue Code of 1986, as amended (the “Code”). There is no company match.
Sammons Enterprises, Inc. Employee Stock Ownership Plan (“ESOP”). The ESOP is a plan designed to allow employees of a Sammons Enterprises, Inc. (“Sammons”) company that has adopted the ESOP, to accumulate a retirement benefit based on the value of Sammons Stock while an individual is actively employed by a Sammons company. The ESOP enables employees to acquire a retirement benefit based on the value of Sammons Stock without cost to the employee. Employees can use this benefit to increase their income in their retirement years.
Security Ownership of Certain Beneficial Owners and Management
SEI indirectly owns 100% of the voting securities of Midland National. SEI’s principal executive offices are located at 5949 Sherry Lane Dallas, Texas 75225. SEI is 100% owned by its Employee Stock Ownership Trust (ESOT).

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Summary Compensation Table
The following table is a summary of information regarding the total compensation paid to our Named Executive Officers for the periods indicated.

Name and principal position (a)	Year (b)	Salary ($) (c)	Bonus ($) (d)	Stock awards ($) (e)	Option awards ($) (f)	Non-equity incentive plan compensation ($) (g)	Change in pension value and nonqualified deferred compensation earnings ($) (h)	All other compensation ($) (i)	Total ($) (j)
Esfandyar E. Dinshaw	2022	$1,033,551	$2,569,714				$2,070,860	$92,435	$5,766,560
Chairman & CEO	2021	$946,691	$1,907,919				$1,581,046	$77,942	$4,513,598
	2020	$919,117	$2,860,490				$2,320,650	$86,578	$6,186,835

Robert R. TeKolste	2022	$627,522	$855,608				$990,404	$72,176	$2,545,710
President—Sammons	2021	$598,559	$907,370				$686,120	$117,032	$2,309,081
Institutional Annuity Group	2020	$576,439	$1,174,607				$697,326	$60,387	$2,508,759

William L. Lowe	2022	$621,904	$1,287,727				$462,455	$76,381	$2,448,467
President—Sammons	2021	$593,201	$1,173,220				$916,116	$87,475	$2,770,012
Institutional Group	2020	$571,279	$1,357,130				$219,492	$60,296	$2,208,197

John D Melvin	2022	$717,500	$330,000				$0	$403,631	$1,451,131
Senior Vice President	2021	$275,961	$0				$0	$33,732	$309,693
Chief Investment Officer	2020	$0	$0				$0	$0	$0

David C. Attaway	2022	$457,500	$453,330				$0	$66,703	$977,533
Vice President, Chief	2021	$336,632	$176,773				$0	$52,465	$565,870
Financial Officer & Treasurer	2020	$311,250	$117,786				$0	$59,331	$488,367

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Transactions with Related Persons Promoter and Certain Control Persons (amounts in $1,000’s)
The Company pays fees to SEI under management contracts that cover certain investment, accounting, employee benefit and management services. The Company was charged $45,222, $36,321 and $31,765 in 2022, 2021 and 2020, respectively, related to these contracts.

In 2013, the Company issued guaranteed investment contracts (“GICs”) to SEI for $102,000. In 2016, the Company issued additional GICs of $100,000. During 2020, the contracts were surrendered. In 2021, the Company reissued GICs to SEI for $200,000. These contracts totaling $200,000 in 2022 and 2021, respectively, are included in liabilities for deposit type funds in the statements of admitted assets, liabilities and capital and surplus. In 2022, $101,000 of the contracts were surrendered. The remaining contracts have an account value of $100,687 at December 31, 2022 and are included in liabilities for deposit type funds in the statements of admitted assets, liabilities and capital and surplus. Interest incurred on these contracts was $1,689, $1,386 and $3,114 in 2022, 2021 and 2020, respectively.

The Company pays investment management fees to an affiliate, Guggenheim Partners Investment Management Inc. (“GPIM”). SEI holds an indirect interest in Guggenheim. During 2022, 2021 and 2020, the Company incurred fees of $39,252, $53,321 and $47,585, respectively, for these investment management services. In 2022, the fee structure changed from being calculated based on the average fair value of invested assets under management multiplied by a contractual rate, to a fixed fee structure.

The Company also pays investment management fees to SFGAM. During 2022, 2021 and 2020, the Company incurred $5,141, $0, and $0, respectively, for these investment management services. The fee is calculated based on the average fair value of invested assets under management multiplied by a contractual rate.

Guggenheim Commercial Real Estate Finance, LLC, (an indirect subsidiary of Guggenheim) provides commercial mortgage loan origination and servicing services for the Company. The Company incurred expense of $8,528, $7,651 and $7,776 in 2022, 2021 and 2020, respectively, for these commercial mortgage services. The fee is calculated monthly based on the outstanding principal balance of the commercial mortgage loans and real estate owned multiplied by a contractual rate.

In December 2020, the Company originated a commercial mortgage loan for Pathfinder Ranches, LLC, which is an indirect subsidiary of SEI. The reported value was $0 and $25,000 at December 31, 2022 and December 31, 2021, respectively, and is reported in mortgage loans in the statements of admitted assets, liabilities and capital and surplus. The loan had an interest rate of 4.35% and was to mature in 2027. During 2022, Pathfinder Ranches, LLC prepaid the entire remaining principal of the loan. A prepayment fee of $4,718 was collected at the time of the payoff. Interest earned on this loan was $1,147 and $1,088 in 2022 and 2021 respectively.

At December 31, 2022, the Company holds an investment security issued by GPIM. The security is reported in invested assets in the statements of admitted assets, liabilities, and capital and surplus at December 31, 2022 (6.82% interest, $51,406 par, $51,383 reported value, due 2023). At December 31, 2021, the security was reported in invested assets in the statements of admitted assets, liabilities, and capital and surplus (3.50% interest, $51,816 par, $51,778 reported value, due 2023).

The Company holds $313,388 and $348,173 of investments in debt securities issued by affiliates which are reported in bonds in the statement of admitted assets, liabilities, and capital and surplus at December 31, 2022 and December 31, 2021, respectively. The Company also holds $1,316,224 and $1,078,429 of limited partnership interests in affiliates which are reported in other invested assets in the statement of admitted assets, liabilities, and capital and surplus at December 31, 2022 and 2021, respectively.

The Company provided certain investment, accounting, policy administration and management services to North American. The Company received reimbursements of $156,558, $147,536 and $128,942 in 2022, 2021 and 2020, respectively, for the costs incurred to render such services.

The Company provides certain insurance and noninsurance services to MNL Re. The Company received reimbursements of $100 in each of 2022, 2021 and 2020 for the costs incurred to render such services.

The Company provides certain insurance and noninsurance services to Solberg Re. The Company received reimbursements of $100 in each of 2022, 2021 and 2020 for the costs incurred to render such services.

The Company provides certain insurance and noninsurance services to Canal Re. The Company received reimbursements of $100 in 2022 and 2021, and $125 in 2020.

The Company provided certain investment, accounting, payroll administration and management series to SIG for which it was reimbursed $6,019, $6,305 and $6,333 in 2022, 2021 and 2020, respectively, for costs incurred to render such services.
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The Company provides certain investment, accounting, payroll administration and management services to SFN for which it was reimbursed $22,781, $24,945 and $19,750 in 2022, 2021 and 2020, respectively, for costs incurred to render such services.

The Company provides certain accounting, payroll administration and management services to Beacon. The Company received reimbursements of $747, $270, and $0 in 2022, 2021 and 2020, respectively, for the costs incurred to render such services.

The Company provides certain insurance and noninsurance services to SFG Bermuda. The Company received reimbursements of $1,500, $500, and $0 in 2022, 2021 and 2020, respectively, for the costs incurred to render such services.

The Company issued surplus notes payable to SFG. The borrowings were $1,237,000 and $1,037,000 as of December 31, 2022 and 2021 respectively. The Company paid interest to SFG in the amount of $72,330, $65,213, and $54,350 in 2022, 2021 and 2020, respectively.

The Company is party to a coinsurance agreement with North American. In this indemnity agreement, the Company assumes 80% of all policies issued by North American on or after January 1, 2014 of specific annuity plans. The Company recognized $779, $775 and $12,929 at December 31, 2022, 2021 and 2020, respectively, of premium under this agreement in the statement of operations. The Company retrocedes 100% of this business to a third party reinsurer through a modified coinsurance agreement.

The Company has a coinsurance agreement with MNL Re, an affiliated limited purpose subsidiary life insurance company. The agreement has subsequently been amended to extend the term and increase the life insurance policies covered under the agreement. The Company ceded a defined block of permanent life insurance products to MNL Re. The Company recognized reserve credits of $1,299,032 and $1,318,921 under this agreement on December 31, 2022 and 2021, respectively, which are reflected as a component of liabilities for future policy benefits. The Company recognized $779,076 and $712,205 at December 31, 2022 and 2021, respectively, of funds held under coinsurance under this agreement in the statements of admitted assets, liabilities and capital and surplus. The reserve credit was supported by a contingent note guarantee (“LLC Note”) with a balance of $513,753 and $606,715 for 2022 and 2021, respectively. The LLC Note held by MNL Re, which functions in a manner similar to a standby letter of credit and which Midland National is a beneficiary, is an admitted asset under Iowa prescribed practice and the surplus generated by this prescribed practice has been retained in the carrying value of MNL Re.

The Company has a coinsurance agreement with Solberg Re, an affiliated limited purpose subsidiary life insurance company. The agreement has subsequently been amended to extend the term and increase the life insurance policies covered under the agreement. The Company ceded a defined block of term life insurance to Solberg Re. The Company received experience refunds related to this agreement of $789, $10,241 and $18,170 during the years ended December 31, 2022, 2021 and 2020, respectively. The Company recognized reserve credits of $524,486, and $536,961 under this agreement on December 31, 2022 and 2021, respectively, which are reflected as a component of liabilities for future policy benefits in the statements of admitted assets, liabilities and capital and surplus. The Company recognized $201,852 and $198,999 at December 31, 2022 and 2021, respectively, of funds held under coinsurance under this agreement which is reported as funds held under coinsurance in the statements of admitted assets, liabilities and capital and surplus. The reserve credit was supported by an LLC Note with a balance of $322,634 and $337,962 for 2022 and 2021, respectively. The LLC Note held by Solberg Re, which functions in a manner similar to a standby letter of credit and which Midland National is a beneficiary, is an admitted asset under Iowa prescribed practice and the surplus generated by this prescribed practice has been retained in the carrying value of Solberg Re.

The Company entered into a coinsurance agreement with Canal Re, an affiliated limited purpose subsidiary life insurance company. The Company ceded a defined block of term life insurance products to Canal Re. The Company received experience refunds related to this agreement of $27,653, $25,549, and $44,467 during the years ended December 31, 2022, 2021, and 2020 respectively. The Company recognized reserve credits of $395,144 and $347,654 under this agreement on December 31, 2022 and 2021, respectively, which are reflected as a component of liabilities for future policy benefits in the statements of admitted assets, liabilities and capital and surplus. The Company recognized $166,262 and $146,400 at December 31, 2022 and 2020 of funds held under coinsurance under this agreement which is reported as funds held under coinsurance in the statements of admitted assets, liabilities and capital and surplus. The reserve credit was supported by an LLC Note with a balance of $228,882 and $201,253 for 2022 and 2021, respectively. The LLC Note held by Canal Re, which functions in a manner similar to a standby letter of credit and which Midland National is a beneficiary, is an admitted asset under Iowa prescribed practice and the surplus generated by this prescribed practice has been retained in the carrying value of Canal Re.

On October 31, 2021, the Company entered into a funds withheld coinsurance agreement with SFG Bermuda, an affiliated company domiciled in Bermuda, under which the Company ceded 100% of certain fixed index annuity policies issued prior to October 1, 2021. The Company also cedes 80% of all fixed index annuity policies issued on or after October 1, 2021. On July 1, 2022 the Company
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began ceding 80% of all fixed annuity policies issued. The Company ceded premiums of $3,410,246 during 2021, which includes the initial ceding premium on the inforce business ceded. The Company recognized $6,963,526 and $3,365,728 at December 31, 2022 and 2021, respectively, of funds withheld under coinsurance under this agreement as a component of funds held under coinsurance in the statements of admitted assets, liabilities and capital and surplus. Reserve credits of $6,952,687 and $3,356,579 associated with this agreement are reported as a component of liabilities for future policy benefits in the statements of admitted assets, liabilities and capital and surplus as of December 31, 2022 and 2021, respectively. The treaty also involved the coinsurance of interest maintenance reserves generated by the assets in the funds withheld portfolio. Interest maintenance reserve credits associated with this treaty of $393,146 and $490,480 are reported as a component of interest maintenance reserves in the statements of admitted assets, liabilities and capital and surplus as of December 31, 2022 and 2021.

EXPERTS
The financial statements of Midland National Life Insurance Company as of December 31, 2022 and December 31, 2021 and for each of the three years in the period ended December 31, 2022 included in this Prospectus have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.
The financial statements of Midland National Life Insurance Company Separate Account C are in the SAI. The SAI is part of the registration statement filed on Form N-4.

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Management’s Discussion and Analysis of Financial Conditions and Results of Operation

FINANCIAL INFORMATION

As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet the contractual obligations to our contract holders. Our reserves may be held in our general account, or with respect to certain products in our separate accounts. We monitor our reserves so that we hold sufficient amounts to cover actual or expected contract and claims payments. It is important to note, however, that there is no guarantee that we will always be able to meet our claims-paying obligations, and that there are risks to purchasing any insurance product or contract.

State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our general account and separate accounts’ assets, as well as the loss in market value of those investments. We may also experience liquidity risk if our general account assets cannot be readily converted into cash to meet obligations to our contract holders or to provide collateral necessary to finance our business operations.

We strive to maintain a solid risk-adjusted capitalization for our current business strategy and related investment risks. Our capital position is supported by our operations and our fixed-income investment portfolio. In addition, we are subject to state insurance regulations based on the risk-based capital (“RBC”) requirements of the National Association of Insurance Commissioners (“NAIC”) and report our RBC based on a formula calculated by applying factors to various asset, premium and statutory reserve items, as well as taking into account our risk characteristics. We currently target a RBC ratio (company action level) of 400%.

Selected Financial Data

	Year Ended December 31,
(dollars in thousands)	2022	2021	2020	2019	2018
Statement of Operations Data:
Premium considerations:
Life	$1,998,424	$2,903,919	$862,658	$834,451	$1,154,707
Annuity	1,995,393	1,173,790	5,587,095	2,421,597	2,526,365
Total premium considerations	3,993,817	4,077,709	6,449,753	3,256,048	3,681,072
Net investment income and other revenues	2,241,413	1,525,509	1,982,908	2,262,883	2,350,711
Total revenues	6,235,230	5,603,218	8,432,661	5,518,931	6,031,783
Total benefits and expenses	5,559,484	4,495,024	7,961,534	5,042,205	5,522,022
Net gain from operations before federal income taxes and before realized capital gains or (losses)	675,746	1,108,194	471,127	476,726	509,761
Net income	$512,344	$956,597	$152,626	$371,200	$401,605

	As of December 31,
(dollars in thousands)	2022	2021	2020	2019	2018
Balance Sheet Data:
Cash and invested assets	$68,506,437	$65,411,142	$59,094,762	$53,060,013	$51,705,164
Total admitted assets	77,808,910	74,338,746	67,262,504	60,416,251	57,914,703
Aggregate reserves for life and annuity contracts	45,321,010	43,928,249	43,223,475	38,935,399	37,541,225
Other liabilities	27,424,383	25,162,055	19,833,970	17,628,421	16,802,270
Total liabilities	72,745,393	69,090,304	63,057,445	56,563,820	54,343,495
Total capital and surplus	5,063,517	5,248,442	4,205,059	3,852,431	3,571,208

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Management’s Discussion and Analysis of Financial Conditions and Results of Operation

The following discussion provides an assessment of the statutory basis financial position and results of operations of Midland National. Statutory accounting practices (“SAP”) financial information is prepared and presented in accordance with accounting practices prescribed or permitted by the NAIC and the Iowa Insurance Division. Certain differences exist between SAP and GAAP. See Note 1 of Midland National’s statutory basis audited financial statements, which are included elsewhere in this document, for a detail discussion of these differences.

Cautionary Statement Regarding Forward-Looking Statements

This prospectus contains forward-looking statements which can be identified by the use of terms such as “believes,” “expects,” “may,” “will,” “shall,” “should,” “would,” “could,” “seeks,” “intends,” “plans,” “estimates,” “anticipates” or other comparable terms. Forward-looking statements are subject to risks and uncertainty. Future events and outcomes may differ materially from those made or suggested by the forward-looking statements contained in this prospectus. We do not assume any responsibility for actual future results that differ from expectations reflected in forward-looking statements. For more information about the risks and uncertainties that may cause actual results to differ materially from forward-looking statements, please see “Risk Factors” in Section 7—Midland National Life Insurance Company.

Overview

Midland National is a life insurance company domiciled in the state of Iowa. The Company offers a variety of financial and retirement products through multiple distribution channels. Its insurance products include life insurance, including bank and credit union-owned life insurance, and fixed and variable annuities.

Our primary sources of earnings are (i) the spread that we earn on our investments (i.e., net investment income less cost of money, which includes interest credited to contract holder accounts and costs of hedging) and (ii) mortality gains (i.e., premiums and other revenues offset by life death benefits and increases in reserves), offset by general and administrative expenses.

Analysis of Results of Operations—Years Ended December 31, 2022 and 2021

The following table presents the statutory results of operations for the periods indicated:

	Year Ended December 31,		% Change
(dollars in thousands)	2022	2021
Revenues:
Life premium	$1,998,424	$2,903,919	-31%
Annuity considerations	1,995,393	1,173,790	70%
Net investment income	2,188,896	3,450,756	-37%
Other income	52,517	(1,925,247)	-103%
Total revenues	6,235,230	5,603,218	11%
Benefits and Expenses:
Policyholder benefits	3,151,700	3,260,079	-3%
Change in policyholder reserves	1,392,761	704,775	98%
Operating costs and other items	876,196	786,727	11%
Transfers to interest maintenance reserve ceded	39,327	(513,281)	-108%
Net transfers to (from) separate accounts	99,500	256,724	-61%
Total Benefits and Expenses	5,559,484	4,495,024	24%
Operating results before Federal income taxes and realized capital gains (losses)	675,746	1,108,194	-39%
Federal income taxes	130,924	122,814	7%
Operating results before realized gains (losses)	544,822	985,380	-45%
Realized gains (losses) net of federal income taxes	(32,478)	(28,783)	13%
Net income	$512,344	$956,597	-46%

Operating results before Federal income taxes and realized capital gains (losses) decreased 39% for the twelve months ended December 31, 2022 compared to the twelve-month period ended December 31, 2021. This decrease is primarily attributable to lower investment income from alternative investments and a reduction in earnings from company owned life insurance. In addition, earnings were impacted by lower equity markets which resulted in lower hedge proceeds relative to the increase in reserves on index products
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in 2022 compared to 2021. On October 1, 2021 the Company entered into a funds withheld coinsurance agreement with SFG Bermuda, an affiliated company domiciled in Bermuda. Under this indemnity agreement, the Company ceded 100% of certain fixed index annuity policies issued prior to October 1, 2021. The Company also cedes 80% of fixed index annuity policies issued on or after October 1, 2021 as well as 80% of MYGA policies issued on or after July 1, 2022.. The Company recognized reserve credits of $6,953 million under this agreement as of December 31, 2022. The premium ceded in 2022 was $3,789 million.

Net income decreased 46% in 2022 compared to 2021. This decrease was driven by the same factors that impacted operating results in 2022 compared to 2021 as described in the previous paragraph.

Revenues

Total revenues increased 11% in the twelve months ended December 31, 2022 compared to the twelve months ended December 31, 2021. Following is a discussion of the primary contributors to this increase.

Life insurance premiums decreased 31%. This decrease was primarily due to decrease in sales of bank owned life insurance. Annuity considerations in 2022 were 70% higher than 2021. This increase was primarily due to a $2.9 million ceded premium recorded in 2021 associated with the reinsurance of an inforce block of fixed indexed annuities to SFG Bermuda. Direct premiums increased in 2022 due to higher sales of fixed indexed annuities and multi-year guarantee annuities and an increase in issuance of new Pension Risk Transfer (“PRT”) policies.

Net investment income decreased 37% in the 2022 period compared to 2021. The following table provides a summary of the components of net investment income:

	Year Ended December 31,		% Change
(dollars in thousands)	2022	2021
Revenues:
Bonds	$2,351,761	$2,313,227	2%
Preferred stocks	88,961	79,100	12%
Common stocks	15,105	13,208	14%
Mortgage loans	183,527	188,120	-2%
Real estate	6,525	10,074	-35%
Policy loans	23,969	21,190	13%
Cash and short-term investments	6,106	2,397	155%
Derivative instruments	(403,530)	764,920	-153%
Other invested assets	197,483	289,754	-32%
Other investment income	3,283	2,318	42%
Total gross investment income	2,473,190	3,684,308	-33%
Less: investment expenses	284,294	233,552	22%
Net investment income	$2,188,896	$3,450,756	-37%
The decrease in 2022 is primarily attributable to an decrease in income from derivative instruments. Derivative instruments primarily consist of derivatives purchased to economically hedge our exposure to fixed indexed annuity and universal life insurance policyholder obligations. Midland National recognizes index options and futures payouts as investment income. This income is also impacted by a corresponding increase in policyholder reserves. Index option and futures payouts decreased in 2022 compared to 2021 due to the relative decrease in annual returns on equity market indices during 2022 compared to 2021. Excluding derivative instruments, net investment income decreased 3% in 2022 compared to 2021. The decrease in net investment income, excluding derivative instruments, is attributable to decreased earnings from other invested assets and from indexed linked securities reported as bonds, partially offset by higher levels of invested assets.

The increase in other income is attributable to a smaller reserve adjustment on reinsurance ceded in 2022 (negative $304 million) compared to 2021 (negative $1,577 million). The reserve adjustments on reinsurance ceded relate to surrender activity on a closed block of annuities reinsured through a modified coinsurance agreement with an unaffiliated party and the decrease in other income related to this item is offset by a corresponding increase in net policy outflows ceded on the block reinsured. These increases were offset by decrease in earnings from MNL’s company owned life insurance (income of $33 million in 2022 compared to $176 million in 2021).

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Benefits and Expenses

Policyholder benefits decreased 3% in 2022 compared to 2021. This was primarily attributable to a decline in net surrenders on annuities and a decline in life insurance death benefits incurred. Surrender and withdrawal benefits are offset by a corresponding decrease in policyholder reserves. The life death benefits result in an impact to operating earnings by the amount of benefit paid above the amount of policyholder reserve released, net of reinsurance.

Change in policyholder reserves increased 98% in 2022 compared to 2021. The increase in FIA, MYG and PRT sales in 2022 resulted in a larger increase in reserves. The $3,789 million of reinsurance premium ceded to SFG Bermuda during 2022 generated a reduction of reserve, and lower bank owned life and corporate owned life insurance sales in 2022 resulted in a lower increase in reserves relative to 2021.

Operating costs and other items increased 11% in 2022 compared to 2021. This is primarily due to increases in salaries and other costs associated with growth related initiatives of the Company and higher commissions due to increases in life and annuity sales.

Within the funds withheld coinsurance treaty with an affiliate, SFG Bermuda, the Company recognized realized gains(losses) ceded of ($52) million and $649 million, respectively in 2022 and 2021 , which was reported as a component of other income in revenue. The Company also recognized transfers to interest maintenance reserve (“IMR”) ceded of $39 million and ($513) million in 2022 and 2021, respectively associated with the coinsurance of any IMR generated from net realized losses/gains generated on the assets in the funds withheld portfolio. The remaining unamortized ceded IMR balance of $393 million associated with this treaty is reported as a component of interest maintenance reserve in the statement of admitted assets, liabilities and capital and surplus as of December 31, 2022.

Net transfers to (from) separate accounts were $100 million in 2022 compared to $257 million in 2021, due to a decrease in variable annuity premium in 2022. Transfers to (from) separate accounts consist of the net transfer of premiums and benefits related to our variable life, variable annuity and bank owned life insurance. This transfer has no impact on the Company’s operations as the transferred premiums and benefits are reported elsewhere in the statement of operations.

Federal Income Taxes

The effective Federal income tax rate applicable to operations in 2022 was 4% compared to 14% in 2021. The decrease in the effective tax rate is primarily attributable to the impact of the tax credit bonds held and tax exempt income.

Realized Gains (Losses) Net of Federal Income Taxes

Realized losses net of federal income taxes in 2022 were $32 million compared to losses of $29 million in 2021. For statutory reporting purposes, realized gains (losses) reported on the statement of operations are net of gains and losses transferred to the Interest Maintenance Reserve (“IMR”). Amounts transferred to IMR, which is a liability reported in the statement of financial position, are gains and losses resulting from changes in interest rates and are amortized into operations over the estimated remaining lives of the securities sold. Gains and losses reported in the statement of operations are credit and non-interest related. The losses reported in 2022 and 2021 were primarily due to other than temporary impairments taken during 2022 that were driven by residual impacts in the aircraft sector, emerging market, high yield and privately placed direct lending credit exposure deterioration as well as an intent to sell a specific subset of securities prior to recovery. The losses reported in 2021 are primarily related to emerging market credit exposure deterioration and residual impacts in the aircraft sector from the post-pandemic era.

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Analysis of Results of Operations—Years Ended December 31, 2021 and 2020

Selected Financial Data

	Year Ended December 31,
(dollars in thousands)	2021	2020	2019	2018	2017
Statement of Operations Data:
Premium considerations:
Life	$2,903,919	$862,658	$834,451	$1,154,707	$1,422,912
Annuity	1,173,790	5,587,095	2,421,597	2,526,365	2,620,471
Total premium considerations	4,077,709	6,449,753	3,256,048	3,681,072	4,043,383
Net investment income and other revenues	1,525,509	1,982,908	2,262,883	2,350,711	3,096,197
Total revenues	5,603,218	8,432,661	5,518,931	6,031,783	7,139,580
Total benefits and expenses	4,495,024	7,961,534	5,042,205	5,522,022	6,438,281
Net gain from operations before federal income taxes and before realized capital gains or (losses)	1,108,194	471,127	476,726	509,761	701,299
Net income	$956,597	$152,626	$371,200	$401,605	$545,794

	As of December 31,
(dollars in thousands)	2021	2020	2019	2018	2017
Balance Sheet Data:
Cash and invested assets	$65,411,142	$59,094,762	$53,060,013	$51,705,164	$50,942,825
Total admitted assets	74,338,746	67,262,504	60,416,251	57,914,703	56,495,203
Aggregate reserves for life and annuity contracts	43,928,249	43,223,475	38,935,399	37,541,225	35,492,546
Other liabilities	25,162,055	19,833,970	17,628,421	16,802,270	17,588,595
Total liabilities	69,090,304	63,057,445	56,563,820	54,343,495	53,081,141
Total capital and surplus	5,248,442	4,205,059	3,852,431	3,571,208	3,414,062

Management’s Discussion and Analysis of Financial Conditions and Results of Operation

The following discussion provides an assessment of the statutory basis financial position and results of operations of Midland National. Statutory accounting practices (“SAP”) financial information is prepared and presented in accordance with accounting practices prescribed or permitted by the NAIC and the Iowa Insurance Division. Certain differences exist between SAP and GAAP. See Note 1 of Midland National’s statutory basis audited financial statements, which are included elsewhere in this document, for a detail discussion of these differences.

Cautionary Statement Regarding Forward-Looking Statements

This prospectus contains forward-looking statements which can be identified by the use of terms such as “believes,” “expects,” “may,” “will,” “shall,” “should,” “would,” “could,” “seeks,” “intends,” “plans,” “estimates,” “anticipates” or other comparable terms. Forward-looking statements are subject to risks and uncertainty. Future events and outcomes may differ materially from those made or suggested by the forward-looking statements contained in this prospectus. We do not assume any responsibility for actual future results that differ from expectations reflected in forward-looking statements. For more information about the risks and uncertainties that may cause actual results to differ materially from forward-looking statements, please see “Risk Factors” in Section 7—Midland National Life Insurance Company.

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Overview

Midland National is a life insurance company domiciled in the state of Iowa. The Company offers a variety of financial and retirement products through multiple distribution channels. Its insurance products include life insurance, including bank and credit union-owned life insurance, and fixed and variable annuities.

Our primary sources of earnings are (i) the spread that we earn on our investments (i.e., net investment income less cost of money, which includes interest credited to contract holder accounts and costs of hedging) and (ii) mortality gains (i.e., premiums and other revenues offset by life death benefits and increases in reserves), offset by general and administrative expenses.

Analysis of Results of Operations—Years Ended December 31, 2021 and 2020

The following table presents the statutory results of operations for the periods indicated:

	Year Ended December 31,		% Change
(dollars in thousands)	2021	2020
Revenues:
Life premium	$2,903,919	$862,658	237%
Annuity considerations	1,173,790	5,587,095	-79%
Net investment income	3,450,756	2,320,212	49%
Other income	(1,925,247)	(337,304)	471%
Total revenues	5,603,218	8,432,661	-34%
Benefits and Expenses:
Policyholder benefits	3,260,079	2,969,121	10%
Change in policyholder reserves	704,775	4,300,648	-84%
Operating costs and other items	786,727	694,142	13%
Transfers to interest maintenance reserve ceded	(513,281)	—	N/A
Net transfers to (from) separate accounts	256,724	(2,377)	-10900%
Total Benefits and Expenses	4,495,024	7,961,534	-44%
Operating results before Federal income taxes and realized capital gains (losses)	1,108,194	471,127	135%
Federal income taxes	122,814	125,687	-2%
Operating results before realized gains (losses)	985,380	345,440	185%
Realized gains (losses) net of federal income taxes	(28,783)	(192,814)	-85%
Net income	$956,597	$152,626	527%

Operating results before Federal income taxes and realized capital gains (losses) increased 135% for the twelve months ended December 31, 2021 compared to the twelve-month period ended December 31, 2020. This increase is primarily attributable to increased earnings generated from the growth in inforce life and annuity business in 2021. On October 1, 2021 the Company entered into a funds withheld coinsurance agreement with SFG Bermuda, an affiliated company domiciled in Bermuda. Under this indemnity agreement, the Company ceded 100% of certain fixed index annuity policies issued prior to October 1, 2021. The Company also cedes 80% of fixed index annuity policies issued on or after October 1, 2021 as well as 80% of MYGA policies issued on or after July 1, 2022.. The Company recognized reserve credits of $3,357 million under this agreement as of December 31, 2021. The premium ceded in 2021 was $3,410 million.

Net income increased 527% in 2021 compared to 2020. This increase was driven by lower levels of realized investment losses incurred in 2021 compared to 2020. The realized losses in 2021 were more typical of expected levels. The larger losses reported in 2020 are primarily attributable to other than temporary impairments recognized on several oil and gas exploration and production securities, asset backed securities in the air craft sector that were impacted by the Covid-19 pandemic and impairments on certain commercial mortgage loans.

Revenues

Total revenues decreased 34% in the twelve months ended December 31, 2021 compared to the twelve months ended December 31, 2020. Following is a discussion of the primary contributors to this decrease.

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Life insurance premiums increased 237%. This increase was primarily due to increase of $1,374 million in sales of bank owned life insurance as well as the initial ceded premium on the New Re transaction in 2020 that did not reoccur in 2021. Annuity considerations in 2021 were 79% lower than 2020. This decrease was primarily due to the $3,410 million premium ceded to SFG Bermuda in 2021 and due to lower sales of Multi-Year Guarantee fixed annuities (MYG).

Net investment income increased 49% in the 2021 period compared to 2020. The following table provides a summary of the components of net investment income:

	Year Ended December 31,		% Change
(dollars in thousands)	2021	2020
Revenues:
Bonds	$2,313,227	$2,058,710	12%
Preferred stocks	79,100	25,166	214%
Common stocks	13,208	11,850	11%
Mortgage loans	188,120	204,361	-8%
Real estate	10,074	2,607	286%
Policy loans	21,190	22,860	-7%
Cash and short-term investments	2,397	5,046	-52%
Derivative instruments	764,920	100,840	659%
Other invested assets	289,754	127,347	128%
Other investment income	2,318	1,152	101%
Total gross investment income	3,684,308	2,559,939	44%
Less: investment expenses	233,552	239,727	-3%
Net investment income	$3,450,756	$2,320,212	49%

The increase in 2021 is primarily attributable to an increase in income from derivative instruments. Derivative instruments primarily consist of derivatives purchased to economically hedge our exposure to fixed indexed annuity and universal life insurance policyholder obligations. Midland National recognizes index options and futures payouts as investment income. This income is also impacted by a corresponding increase in policyholder reserves. Index option and futures payouts increased in 2021 compared to 2020 due to the relative increase in annual returns on equity market indices during 2021 compared to 2020. Excluding derivative instruments, net investment income increased 21% in 2021 compared to 2020. The increase in net investment income, excluding derivative instruments, is attributable to increased earnings from higher levels of invested assets, and increased earned yields on other invested assets.

The decrease in other income is attributable to a larger reserve adjustment on reinsurance ceded in 2021 (negative $1,577 million) compared to 2020 (negative $524 million). The reserve adjustments on reinsurance ceded relate to significant surrender activity on a block of annuities reinsured through a modified coinsurance agreement with an unaffiliated party and the decrease in other income related to this item is offset by a corresponding increase in net policy outflows ceded on the block reinsured. These decreases were partially offset by an increase in earnings from MNL’s company owned life insurance (income of $175.8 million in 2021 compared to $90.1 million in 2020).

Benefits and Expenses

Policyholder benefits increased 10% in 2021 compared to 2020. This was primarily attributable to an increase in life and annuity surrender, withdrawal and death benefits incurred. Surrender and withdrawal benefits are offset by a corresponding decrease in policyholder reserves. The life death benefits result in an impact to operating earnings by the amount of benefit paid above the amount of policyholder reserve released, net of reinsurance.

Change in policyholder reserves decreased 84% in 2021 compared to 2020. The reduction in MYG sales in 2021 resulted in a smaller increase in reserves. The $2,942 million of reinsurance premium ceded to SFG Bermuda generated a reduction of reserve. These items were offset by higher bank owned life and corporate owned life insurance sales in 2021 which increased the reserve.

Operating costs and other items increased 13% in 2021 compared to 2020. This is primarily due to increases in salaries and other costs associated with growth related initiatives of the Company.

Within the funds withheld coinsurance treaty with an affiliate, SFG Bermuda, the Company recognized realized gains ceded of $649 million, which was reported as a component of negative other income in revenue. The Company also recognized transfers to interest maintenance reserve (“IMR”) ceded of $513 million associated with the coinsurance of any IMR generated from net realized gains
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generated on the assets in the funds withheld portfolio. The remaining unamortized ceded IMR balance of $490 million associated with this treaty is reported as a component of interest maintenance reserve in the statement of admitted assets, liabilities and capital and surplus as of December 31, 2021.

Net transfers to (from) separate accounts were $257 million in 2021 compared to $(2) million in 2020, due to an increase in variable annuity premium in 2021. Transfers to (from) separate accounts consist of the net transfer of premiums and benefits related to our variable life, variable annuity and bank owned life insurance. This transfer has no impact on the Company’s operations as the transferred premiums and benefits are reported elsewhere in the statement of operations. The net transfer increased in 2021 due to the additional variable annuity premiums received.

Federal Income Taxes

The effective Federal income tax rate applicable to operations in 2021 was 14% compared to 27% in 2020. The decrease in the effective tax rate is primarily attributable to the impact of the tax credit bonds held and tax exempt income.

Realized Gains (Losses) Net of Federal Income Taxes

Realized losses in 2021 were $29 million compared to losses of $193 million in 2020. For statutory reporting purposes, realized gains (losses) reported on the statement of operations are net of gains and losses transferred to the Interest Maintenance Reserve (“IMR”). Amounts transferred to IMR, which is a liability reported in the statement of financial position, are gains and losses resulting from changes in interest rates and are amortized into operations over the estimated remaining lives of the securities sold. Gains and losses reported in the statement of operations are credit and non-interest related. The losses reported in 2021 were primarily due to other than temporary impairments taken during 2021 that were driven by the COVID 19 pandemic and the associated economic ramifications that were more impactful to certain sectors such as aircraft. The losses reported in 2020 are primarily related to intent to sell designations on securities with oil and gas exposure that were uniquely impacted by the COVID-19 pandemic and the impact it had on energy prices, recognition of impairment losses on specific asset-backed securities in the aircraft and CLO sectors and certain commercial mortgage loans uniquely impacted by the COVID-19 pandemic.

Liquidity and Capital Resources
Liquidity

Cash inflows consist primarily of premiums and deposits on insurance and annuity products, investment income and proceeds from sales or maturities of investments. Cash outflows consist primarily of benefits to policyholders and beneficiaries, payments for policy and contract surrenders, dividends to Sammons Financial Group, payments for investments acquired, operating expenses and taxes.

Midland National structures its investment portfolio to provide liquidity for timely payment of policy benefits, operational expenses and other obligations such as dividends. Midland National’s cash and short-term invested assets were $722 million and $2,054 million at December 31, 2022 and December 31, 2021, respectively.

Net cash provided by operating activities was $1,451 million and $1,219 million for the years ended December 31, 2022 and December 31, 2021, respectively. Net cash flow from operating activities primarily consists of net investment income and premium receipts from insurance contracts less benefit payments, operating expenses and income taxes. The increase in cash provided by operating activities in 2022 is primarily due a reduction in surrenders, deaths and benefits paid to policyholders and an increase in ceding allowances received on reinsurance ceded, partially offset by a reduction in cash flow from investment income from derivatives used to hedge indexed life and annuity liabilities.

Cash flow from financing activities was $2,145 million and $4,075 million for the years ended December 31, 2022 and 2021, respectively. The cash flow in 2022 was primarily due to a increase in the funds withheld balance attributed continued ceded premium to SFG Bermuda, which offset ceded premium in operating activities partially offset by net outflows on deposit type contracts and dividends paid. The increase of cash in 2021 was primarily due to an increase in the funds withheld balance attributed to the execution of the SFG Bermuda treaty, which offset ceded premium in operating activities.

Midland National is a member of the FHLB of Des Moines. The FHLB membership provides the Company a borrowing facility with access to low cost funding. As members of the FHLB, Midland National is required to purchase and hold the FHLB common stock. In addition, Midland National is required to purchase activity common stock equal to 5% of outstanding borrowings. As of December 31, 2022, Midland National owned a total of $133 million of membership and activity common stock of the FHLB.

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The Company utilizes the FHLB borrowing ability as a source of funding to complement its security lending program. The Company had total outstanding borrowings from the FHLB of $3,073 million at December 31, 2022 and December 31, 2021. These borrowings are fully secured by assets pledged as collateral to the FHLB. The total borrowing capacity available to the Company is dependent on the type and amount of assets eligible to be pledged as collateral. The Company believes it has sufficient assets available to be pledged as collateral to meet any unexpected liquidity need in the foreseeable future.

The Company utilizes a security lending program (primarily repurchase agreements) to enhance investment income. This program could be used as a source of short-term funds if the need arose. As of December 31, 2022 and December 31, 2021, the Company had outstanding repurchase agreements of $4,806 million and $4,509 million, respectively. The repurchase agreements involve the sale of securities and an agreement to repurchase the same securities at a later date at an agreed-upon price. Our policy requires that, at all times during the term of the repurchase agreements, cash or other types of collateral provided is sufficient to allow the counterparty to fund substantially all of the cost of purchasing replacement assets. The cash proceeds received under these repurchase agreements are typically invested in fixed income securities. The Company accounts for these transactions as secured borrowings, where the amount borrowed is tied to the fair value of the underlying collateral securities. The collateral for these agreements is reported in bonds in the balance sheet of the Company. Iowa, the state of domicile for the Company, limits the amount of securities lending to 10% of policyholder legal reserves. As of December 31, 2022, Midland National’s securities lending was 10% of policyholder legal reserves.

At December 31, 2022 Midland National had outstanding capital commitments to limited partnerships of $1,510 million.

Insurance Policyholder Liabilities

Liquidity needs vary by product. Factors that affect each product’s need for liquidity include interest rate levels, contract size, competitive products, termination or surrender charges, market value adjustments, federal income taxes, benefit levels and level of underwriting risk. To help assure that obligations will be met when they fall due, the Company uses asset/liability cash flow management techniques that take into consideration current and total investment return requirements, asset and liability durations, risk tolerance, and cash flow requirements. The Company closely monitors the general account to assess asset/liability matching and to modify investment strategies and rebalance investment portfolio durations as necessary. The fair values for liabilities under all insurance contracts are taken into consideration in the overall management of interest rate risk.

The Company’s product features enhance its liquidity position. Virtually all individual deferred annuity products and universal life products contain surrender charges for varying durations, reducing the risk that customers will seek withdrawals during the period surrender charges are in place. Surrender charges allow the Company to better plan the maturities of its invested assets by reducing the risk that future cash outflows will exceed anticipated levels. Also, 66% of the Company’s in-force annuity products (measured by reserves) at December 31, 2022 had a market value adjustment (“MVA”) that protects the Company when surrenders occur as a result of changes in market interest rates.

The following table provides a summary of statutory annuity reserves by withdrawal characteristics:(1)

	December 31, 2022
(dollars in millions)	Annuity Reserve Amount	Percent of Total
Subject to discretionary withdrawal:
With fair value adjustment	$27,160,146	65%
At fair value	2,060,022	5%
At book value less surrender charge of 5% or more	90,884	—%
Total with adjustment or fair value	29,311,052	70%
At book value without adjustment	11,445,312	27%
Not subject to discretionary withdrawal	1,277,846	3%
Total	42,034,210	100%
Reinsurance ceded	9,783,538
Total net of reinsurance	$32,250,672

(1) Annuity contract reserves and deposit fund liabilities are monetary amounts that an insurer must have available to provide for future obligations with respect to annuities and deposit funds. These are liabilities on the balance sheets of financial statements
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prepared in conformity with statutory accounting practices. These amounts are at least equal to the value to be withdrawn by policyholders.

As indicated in the table above, 3% of policyholder funds at December 31, 2022 were not subject to discretionary withdrawal and another 70% were subject to adjustments and charges that are designed to protect the Company from early withdrawals in the event that they occur. We believe that this structure provides the Company with a relatively stable block of deposit liabilities which helps reduce the risk of unexpected cash withdrawals and the adverse financial effects cash withdrawals could cause.

Certain of our life and annuity products include guaranteed benefits, including guaranteed minimum death benefits, guaranteed minimum withdrawal benefits, guaranteed minimum accumulation benefits, and guaranteed minimum income benefits. These guarantees are designed to protect contract holders against significant downturns in securities markets and interest rates. Any such periods of significant and sustained downturns in securities markets, increased equity volatility, or reduced interest rates could result in an increase in the valuation of our liabilities associated with those products. An increase in these liabilities would result in a decrease in our net income.

Although cash flow testing includes many different scenarios, cash flow requirements are inherently unpredictable, as they are affected by external factors, such as changes in interest rates.

There can be no assurance that future experience regarding benefits and surrenders will be similar to historic experience because withdrawal and surrender levels are influenced by factors such as the interest rate environment and the Company’s claims-paying and financial strength ratings.

Capital Resources

As of December 31, 2022 and 2021, Midland National’s total adjusted capital (“TAC”), as defined by the NAIC, was $5,655 million and $5,939 million, respectively. The TAC is used to calculate the Company’s risk based capital (“RBC”) at the end of each reporting period. As of December 31, 2022 and 2021, Midland National’s company action level RBC was 404% and 448%, respectively. Midland National’s TAC is well in excess of all RBC standards as of both indicated reporting dates. In addition, Midland National monitors its capital levels as determined by each of its rating agencies (AM Best, Standard & Poor’s and Fitch). As of December 31, 2022 and 2021 Midland National’s capital exceeds the amount necessary to maintain its current ratings.

The following table summarizes the components of MNL’s TAC:

	December 31,
(dollars in thousands)	2022	2021
Capital and surplus	$5,063,517	$5,248,442
Asset valuation reserve	590,241	689,593
Subsidiaries' asset valuation reserve	816	692
Total Adjusted Capital	$5,654,574	$5,938,727

The Company is wholly owned by SFG and its ability to pay dividends is limited by the laws of the state of Iowa, its state of domicile. Without prior approval of the commissioner of the Iowa Insurance Division, MNL is limited to pay ordinary dividends to SFG of $545 million in 2023. MNL paid dividends to SFG of $574 million in 2022, $300 million in 2021 and $205 million in 2020.

Midland National has three wholly owned limited purpose captive subsidiaries domiciled in the state of Iowa. The purpose of these captive subsidiaries is to provide statutory relief for redundant statutory required reserves on certain life insurance policies. The statutory relief is in the form of admissibility of qualifying regulatory defined other security assets. The following describes the arrangements applicable to each wholly owned limited purpose captive subsidiary.

Solberg Reinsurance Company (“Solberg Re”), a wholly owned limited purpose subsidiary domiciled in the state of Iowa, secured a contingent note guarantee from an unrelated third party insurance company. The contingent note guarantee supports redundant statutory required reserves on certain term life insurance policies assumed from Midland National and North American Company for Life and Health Insurance (“North American”), an affiliate of Midland National. The contingent note guarantee has a term of 18 years and has a maximum issuance amount of $632 million. The contingent note guarantee can be drawn upon when actual policy benefits applicable to the specific life insurance term policies exceed specified thresholds. Solberg Re does not anticipate drawing funds against the contingent note guarantee. The amount of the contingent note guarantee is reported as an admitted asset by Solberg Re.
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MNL Reinsurance Company (“MNL Re”), another wholly owned limited purpose subsidiary domiciled in the state of Iowa, secured a contingent note guarantee by an unrelated third party for specific risks on certain permanent life insurance policies assumed by MNL Re from Midland National and North American. The contingent note guarantee has a term of 18 years and an aggregate maximum amount of $1,522 million. The contingent note can be drawn upon when actual policy benefits applicable to the specific permanent life insurance policies exceed certain thresholds. MNL Re does not anticipate drawing funds against the contingent note. The amount of the contingent note guarantee is reported as an admitted asset by MNL Re.

Canal Reinsurance Company (“Canal Re”), a wholly owned limited purpose subsidiary domiciled in the state of Iowa, was launched on September 30, 2019 at which time it secured a contingent note guarantee from an unrelated third party insurance company. The contingent note guarantee supports redundant statutory required reserves on certain term life insurance policies assumed from Midland National and North American. The contingent note guarantee has a term of 18 years and has a maximum issuance amount of $434 million. The contingent note guarantee can be drawn upon when actual policy benefits applicable to the specific life insurance term policies exceed specified thresholds. Canal Re does not anticipate drawing funds against the contingent note guarantee. The amount of the contingent note guarantee is reported as an admitted asset by Canal Re.

On December 31, 2020, the Company entered into a coinsurance agreement with a third party reinsurer. The Company has ceded a defined block of permanent life insurance products to the third party reinsurer. The Company recognized funds held under coinsurance under this agreement as a component of funds held under coinsurance in the statements of admitted assets, liabilities and capital and surplus. A reserve credit associated with this agreement is reported as a component of liabilities for future policy benefits in the statements of admitted assets, liabilities and capital and surplus as of December 31, 2022 and 2021.

On October 31, 2021, the Company entered into a funds withheld coinsurance agreement with SFG Bermuda, an affiliated company domiciled in Bermuda, under which the Company ceded 100% of certain fixed index annuity policies issued prior to October 1, 2021. The Company also cedes 80% of all fixed index annuity policies issued on or after October 1, 2021 as well as 80% of MYGA policies issued on or after July 1, 2022. The Company ceded premiums during 2021 which includes the initial ceding premium on the inforce business ceded. The Company recognized funds held under coinsurance under this agreement as a component of funds held under coinsurance in the statements of admitted assets, liabilities and capital and surplus as of December 31, 2022 and 2021.

Midland National’s parent, SFG, has issued senior notes in 2013, 2017 and 2021. The proceeds from these notes issued in 2013 and 2017 were used to purchase surplus notes from SFG’s insurance subsidiaries to support business growth. Midland National received $142 million in 2013 and $295 million in 2017 as capital contributions from these senior note offerings to support its business growth. The proceeds from the notes issued in 2021 were used to support continued business growth. SFG has the ability to issue additional debt in order to support future business growth of Midland National and other insurance subsidiaries. SEI also has access a bank line of credit and other sources of capital that can be contributed to SFG and its insurance subsidiaries to support business growth.

Investments

Midland National had total cash and invested assets of $68,506 million and $65,411 million at December 31, 2022 and 2021, respectively, as illustrated below:

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	December 31, 2022		December 31, 2021
(dollars in thousands)	Admitted Value	% of Total Admitted Value	Admitted Value	% of Total Admitted Value
Cash and invested assets
Bonds	$56,710,124	83%	$52,703,583	80%
Stocks
Preferred stocks	1,653,807	2%	1,920,572	3%
Common-subsidiaries	264,909	0%	269,866	0%
Common-other	309,008	0%	601,668	1%
Mortgage loans	3,835,425	6%	3,663,334	6%
Real estate	99,050	0%	100,145	0%
Policy loans	459,745	1%	416,799	1%
Cash, cash equivalents and short-term investments	722,450	1%	2,029,737	3%
Receivable for securities	4,686	0%	54,083	0%
Derivative instruments	621,508	1%	519,979	1%
Other invested assets	3,825,725	6%	3,131,376	5%
Total cash and invested assets	$68,506,437	100%	$65,411,142	100%

All investments held by the Company are monitored for conformity with the qualitative and quantitative limits prescribed by the Iowa insurance laws and regulations. In addition, the Company’s Board of Directors periodically reviews the investment portfolio, including its credit quality and performance. The Company’s investment strategy is to maintain a predominantly investment-grade, fixed maturity portfolio to provide adequate liquidity for projected insurance and reinsurance obligations, and to generate income while prudently managing the portfolio’s risk.

The following table summarizes the admitted values and estimated fair values of the Company’s bond portfolio for the years ended December 31, 2022 and 2021:

	December 31, 2022			December 31, 2021
(dollars in thousands)	Estimated Fair Value	Admitted Value	% of Total Admitted Value	Estimated Fair Value	Admitted Value	% of Total Admitted Value
Bonds
U.S. government	$2,645,599	$3,372,011	6%	$3,666,675	$3,485,470	7%
All other government	961,324	1,303,556	2%	1,317,580	1,319,534	3%
U.S. special revenue & special assessment obligations, non-guaranteed	11,104,478	12,642,252	22%	14,138,145	12,747,547	24%
Industrial and miscellaneous	32,625,334	37,734,661	67%	34,977,952	33,219,007	62%
Bank loans	1,249,000	1,292,873	2%	1,553,170	1,532,074	3%
Parent, subsidiaries and affiliates	344,812	364,771	1%	415,372	399,951	1%
Total bonds	$48,930,547	$56,710,124	100%	$56,068,894	$52,703,583	100%
Preferred stock	$1,601,753	$1,653,807	100%	$1,941,730	$1,920,572	100%
Common stock
Parent, subsidiaries and affiliates	$264,909	$264,909	46%	$269,866	$269,866	31%
Other	309,008	309,008	54%	601,668	601,668	69%
Total common stock	$573,917	$573,917	100%	$871,534	$871,534	100%

The Company’s rating designations are based on ratings from nationally recognized rating organizations, primarily those assigned by S&P, Moody’s Investor Service, Inc. (“Moody’s”) and Fitch. The Company’s bond portfolio consisted of 94% and 92% of investment grade securities at December 31, 2022 and 2021, respectively. The NAIC Securities Valuation Office (“SVO”) is responsible for the day-to-day credit quality assessment and valuation of securities owned by state-regulated insurance companies. Comparisons between the NAIC ratings and rating agency designations are published by the NAIC. The NAIC assigns securities quality ratings and uniform valuations, which are used by insurers when preparing their annual statements to their state insurance regulators. The NAIC ratings are similar to the rating agency designations of the Nationally Recognized Statistical Rating Organizations (“NRSRO”) for marketable bonds. NAIC ratings 1 and 2 include bonds generally considered investment grade (rated Baa3 or higher by Moody’s, or BBB- or higher by S&P and Fitch), by such ratings organizations. NAIC ratings 3 through 6 include bonds generally considered below
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investment grade (rated Ba1 or lower by Moody’s, or rated BB+ or lower by S&P and Fitch). Typically, if a security has been rated by an NRSRO, the SVO utilizes that rating and assigns an NAIC designation based on the following system:

NAIC Rating	NRSRO Equivalent
1	Aaa/Aa/A
2	Baa
3	Ba
4	B
5	Caa and lower
6	In or near default

The following table summarizes Midland National’s bond portfolio by NAIC ratings:

	At December 31, 2022		At December 31, 2021
(dollars in thousands)	Admitted Value	% of Total	Admitted Value	% of Total
NAIC Designation
1	$33,331,016	59%	$31,480,717	60%
2	19,544,817	34%	17,033,032	33%
3	2,074,143	4%	2,343,375	4%
4	1,377,295	2%	1,608,286	3%
5	364,796	1%	194,186	0%
6	18,057	0%	43,987	0%
Total Bonds	$56,710,124	100%	$52,703,583	100%

The admitted value of investments in bonds, by contractual maturity, are summarized below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties:

	At December 31, 2022		At December 31, 2021
(dollars in thousands)	Admitted Value	% of Total	Admitted Value	% of Total
Contractual maturity
Due in one year or less	$647,759	1%	$415,341	1%
Due after one year through five years	4,942,884	9%	4,694,504	9%
Due after five years through ten years	6,982,739	12%	8,628,922	16%
Due after ten years	29,947,902	53%	26,470,606	50%
Securities not due at a single maturity date (primarily mortgage-backed securities)	14,188,840	25%	12,494,210	24%
Total Bonds	$56,710,124	100%	$52,703,583	100%

Important factors in the selection of investments include diversification, credit quality, liquidity, yield and call protection. The relative importance of these factors is determined by market conditions and underlying product or portfolio characteristics. The largest asset class in which bonds were invested was Industrial and Miscellaneous, which constituted 67% and 62% of bonds at December 31, 2022 and 2021, respectively.

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The following tables summarize the Company’s sector allocation, admitted values, estimated fair values and ratings distribution for Industrial and Miscellaneous bonds at December 31, 2022 and 2021:

	At December 31, 2022			At December 31, 2021
(dollars in thousands)	Estimated Fair Value	Admitted Value	% of Total	Estimated Fair Value	Admitted Value	% of Total
Industrial & Miscellaneous
Insurance	$3,036,691	$3,569,694	9%	$3,283,294	$3,101,856	10%
Banking	2,981,799	3,347,904	8%	2,949,926	2,695,286	9%
Military Housing	2,723,791	3,020,483	8%	3,521,588	3,066,281	10%
CLO	2,455,669	2,609,555	7%	2,476,778	2,467,544	8%
Energy	2,128,434	2,549,136	7%	2,389,636	2,254,598	7%
Consumer Non Cyclical	1,817,306	2,235,984	6%	1,959,280	1,860,209	6%
Transportation	1,870,979	2,180,156	6%	2,580,528	2,560,206	9%
Communications	1,288,655	1,604,980	4%	1,376,247	1,322,214	4%
Consumer Cyclical	1,320,738	1,542,173	4%	1,336,256	1,259,133	4%
Technology	1,118,747	1,353,221	4%	1,166,640	1,112,884	3%
Whole Business	1,167,712	1,343,628	4%	1,079,947	1,045,656	3%
Basic	1,047,378	1,273,745	3%	1,146,432	1,107,366	3%
Brokerage/Asset Managers/Exchanges	997,470	1,261,806	3%	1,140,652	1,093,176	3%
Financial	861,736	1,020,492	3%	1,056,667	1,041,403	3%
CRE-CLO	994,360	1,019,013	3%	443,794	439,528	1%
Other Industrials	591,521	736,819	2%	577,226	563,321	2%
Electric	557,805	648,746	2%	462,282	436,076	1%
Sovereign	493,319	573,817	2%	482,575	472,750	1%
Capital Goods	499,349	570,419	2%	651,148	616,037	2%
Other ABS	523,309	566,166	2%	371,071	371,690	1%
Prime	414,153	484,576	1%	117,604	109,914	0%
Finance Company	410,798	479,410	1%	383,447	370,301	1%
Other Financials	381,619	449,564	1%	513,474	496,311	1%
CTL	399,602	441,869	1%	480,574	460,804	1%
CDO	357,988	424,116	1%	467,490	465,644	1%
Cell Tower	324,145	378,246	1%	249,190	240,261	1%
REIT	319,799	360,927	1%	305,302	289,694	1%
Triple Net Lease	314,429	348,500	1%	340,710	336,524	1%
Agency	279,551	326,466	1%	543,735	511,906	2%
Traditional-Conduit	236,327	268,359	1%	270,698	264,106	1%
Traditional-Single Borrower	222,719	232,287	1%	118,892	114,317	0%
Alt-A	97,227	100,637	0%	154,137	142,142	0%
Hospital	47,893	58,103	0%	—	—	0%
Diversified Payment Rights	52,659	55,110	0%	75,672	73,012	0%
Subprime	47,175	46,160	0%	69,293	60,074	0%
Power	40,318	45,656	0%	50,740	45,740	0%
University	41,343	44,377	0%	—	—	0%
Housing	40,377	42,835	0%	—	—	0%
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Other	30,498	33,041	0%	172,565	152,570	0%
Re-Remic	35,739	29,187	0%	42,078	33,355	0%
Automotive	13,882	13,916	0%	22,027	21,635	0%
State	11,548	12,718	0%	—	—	0%
City	9,905	10,898	0%	—	—	0%
Fixed Income	8,301	8,301	0%	—	—	0%
Water & Sewer	5,352	5,888	0%	—	—	0%
Servicing Advance	3,235	3,575	0%	3,545	3,573	0%
Non-Traditional	846	907	0%	25,342	21,113	0%
School	761	715	0%	—	—	0%
Consumer Unsecured	377	380	0%	806	797	0%
Credit Card	—	—	0%	118,664	118,000	0%
Total Industrial & Miscellaneous	$32,625,334	$37,734,661	100%	$34,977,952	$33,219,007	100%

	At December 31, 2022			At December 31, 2021
(dollars in thousands)	Estimated Fair Value	Admitted Value	% of Total	Estimated Fair Value	Admitted Value	% of Total
NAIC Designation
1	$14,679,507	$16,650,238	44%	$15,186,861	$14,351,105	43%
2	15,904,380	18,650,407	50%	16,952,795	16,138,032	49%
3	1,539,497	1,837,259	5%	2,148,649	2,052,333	6%
4	456,117	545,430	1%	631,011	622,149	2%
5	32,221	37,851	0%	20,109	18,641	0%
6	13,612	13,476	0%	38,527	36,747	0%
Total Industrial & Miscellaneous	$32,625,334	$37,734,661	100%	$34,977,952	$33,219,007	100%

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The following table summarizes the Company’s sector allocation, admitted values, estimated fair values and ratings distribution for Bank Loans at December 31, 2022 and 2021:

	At December 31, 2022			At December 31, 2021
(dollars in thousands)	Estimated Fair Value	Admitted Value	% of Total	Estimated Fair Value	Admitted Value	% of Total
Bank Loans
Consumer Non Cyclical	$343,241	$367,419	29%	$262,403	$261,231	17%
Technology	204,476	209,456	16%	291,556	283,546	19%
Consumer Cyclical	160,912	165,004	13%	248,281	250,484	16%
Transportation	130,192	130,858	10%	154,223	152,242	10%
Other Industrials	101,174	105,279	8%	48,898	47,433	3%
Capital Goods	96,479	99,257	8%	120,229	120,782	8%
Brokerage/Asset Managers/Exchanges	86,197	89,931	7%	97,701	96,690	6%
Basic	33,444	33,527	3%	14,178	9,703	1%
Communications	27,131	29,515	2%	135,307	131,570	9%
Other Financials	27,923	29,222	2%	3,287	3,294	0%
Electric	25,669	25,687	2%	66,723	65,738	4%
Energy	8,544	4,084	0%	74,017	73,246	5%
REIT	3,618	3,634	0%	2,907	2,907	0%
Finance Company	—	—	0%	33,460	33,208	2%
Total Bank Loans	$1,249,000	$1,292,873	100%	$1,553,170	$1,532,074	100%

	At December 31, 2022			At December 31, 2021
(dollars in thousands)	Estimated Fair Value	Admitted Value	% of Total	Estimated Fair Value	Admitted Value	% of Total
NAIC Designation
1	$38,605	$42,155	3%	$16,560	$16,495	1%
2	183,041	184,226	14%	239,993	234,495	15%
3	92,910	94,674	7%	153,988	153,508	10%
4	768,559	804,795	63%	984,782	972,246	64%
5	160,708	162,443	13%	145,103	148,091	10%
6	5,177	4,580	0%	12,744	7,239	0%
Total Industrial & Miscellaneous	$1,249,000	$1,292,873	100%	$1,553,170	$1,532,074	100%

The following tables summarize the security type, admitted values, estimated fair values and ratings distribution for the Company’s investments in Parents, Subsidiaries and Affiliates at December 31, 2022 and 2021:

	At December 31, 2022			At December 31, 2021
(dollars in thousands)	Estimated Fair Value	Admitted Value	% of Total	Estimated Fair Value	Admitted Value	% of Total
Parent, Subsidiaries and Affiliates
Issuer Obligations/Affiliates	$5,780	$3,343	1%	$7,147	$3,717	1%
Structured Securities/Affiliates	288,204	310,045	85%	356,340	344,456	86%
Bank Loans/Affiliates	50,828	51,383	14%	51,885	51,778	13%
Total Parent, Subsidiaries and Affiliates	$344,812	$364,771	100%	$415,372	$399,951	100%

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	At December 31, 2022			At December 31, 2021
(dollars in thousands)	Estimated Fair Value	Admitted Value	% of Total	Estimated Fair Value	Admitted Value	% of Total
NAIC Designation
1	$121,314	$120,321	33%	$318,386	$307,877	77%
2	944	1,060	0%	11,668	11,427	3%
3	66,169	68,116	19%	52,895	52,788	13%
4	10,708	10,772	3%	389	405	0%
5	145,677	164,502	45%	32,034	27,454	7%
6	—	—	0%	—	—	0%
Total Parent, Subsidiaries and Affiliates	$344,812	$364,771	100%	$415,372	$399,951	100%

Mortgage Loans

The following tables outline the Company’s mortgage loans by property type:

	At December 31, 2022		At December 31, 2021
(dollars in thousands)	Admitted Value	% of Total	Admitted Value	% of Total
Property Type
Office	$1,683,399	44%	$1,414,498	38%
Retail	770,983	20%	751,517	21%
Hotel	646,030	17%	537,453	15%
Industrial	302,512	8%	324,901	9%
Multi-family	275,721	7%	419,901	11%
Other	123,418	3%	179,145	5%
Medical	36,818	1%	37,893	1%
Residential	—	0%	—	0%
Less: Allowance	(3,456)	0%	(1,974)	0%
Total Mortgage Loans	$3,835,425	100%	$3,663,334	100%

The following tables outline the Company’s mortgage loans by geographic location:

	At December 31, 2022		At December 31, 2021
(dollars in thousands)	Admitted Value	% of Total	Admitted Value	% of Total
Geographic Location
Pacific	$1,065,106	27%	$1,109,602	30%
South Atlantic	946,011	25%	1,150,440	31%
Middle Atlantic	914,950	24%	459,839	13%
Mountain	364,931	10%	376,391	10%
New England	167,405	4%	216,389	6%
East South Central	136,932	4%	43,000	1%
East North Central	120,789	3%	143,258	4%
West North Central	75,909	2%	58,205	2%
West South Central	46,848	1%	108,184	3%
Less: Allowance	(3,456)	0%	(1,974)	0%
Total Mortgage Loans	$3,835,425	100%	$3,663,334	100%
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The following table summarizes the Company’s mortgage loans by year of origination, current carrying value, average loan-to-value (“LTV”) at date of origination and range of interest rates.

(dollars in thousands)			Admitted Value as of
Year of Origination	Interest Rate Range	Range of LTV at Origination	December 31, 2022	% of Total
2018 and prior	3.55% - 7.35%	42% - 76%	$2,040,199	53%
2019	3.55% - 8.00%	48% - 68%	450,629	12%
2020	3.39% - 4.85%	44% - 70%	138,752	4%
2021	3.00% - 4.25%	51% - 68%	346,420	9%
2022	3.50% - 9.97%	11% - 67%	862,881	22%
Less: Allowance			(3,456)	0%
	$—	—%	$3,835,425	100%

Other Invested Assets

Other invested assets are comprised of limited partnerships, limited liability companies, residual equity interests, collateral loans, surplus notes and reverse mortgages. The following table summarizes the admitted value and unfunded commitments for the categories of other invested assets reported in the Company’s balance sheet.

	At December 31, 2022		At December 31, 2021
(dollars in thousands)	Admitted Value	Unfunded commitments	Admitted Value	Unfunded commitments
Investments that have underlying characteristics of:
Mortgage loans	$250,637	$61,563	$229,341	$82,871
Fixed income instruments-Unaffiliated	67,020	97,475	35,592	80,014
Fixed income instruments-Affiliated	283,789	6,286	326,392	—
Common stocks-Unaffiliated	1,040,467	739,286	685,866	620,270
Common stocks-Affiliated	720,193	73,807	531,687	26,411
Real estate	16,531	460,962	33,149	1,133
Surplus Notes	990,447	—	910,580	—
Collateral loans-Unaffiliated	116,436	—	134,479	112,437
Collateral loans-Affiliated	305,222	—	220,351	190,830
Miscellaneous other	34,983	—	23,939	—
Total other invested assets	$3,825,725	$1,439,379	$3,131,376	$1,113,966

Derivatives

Derivatives consist of options, futures, interest rate floors, interest rate swaps and foreign currency forwards. Midland National uses derivative instruments to manage its fixed indexed and policy obligations, interest guarantees and interest rate and credit risks applicable to its investments.

Derivatives are financial instruments whose values are derived from interest rates, financial indices, or other prices of securities. Under Iowa insurance statutes, Midland National may use derivatives to hedge market values or cash flows of assets or liabilities; to replicate cash market instruments; and for limited income generating activities. Midland National is prohibited from using derivatives for speculative purposes.

The following table presents the estimated fair value and admitted value for assets and reported value for liabilities of derivatives:

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	At December 31, 2022		At December 31, 2021
(dollars in thousands)	Admitted Value	Estimated Fair Value	Admitted Value	Estimated Fair Value
Derivative instruments:
Assets:
Call options	$599,246	$546,347	$451,286	$1,470,505
Futures	4,342	4,342	63,187	63,187
Interest rate floors	—	—	3,695	3,695
Interest rate swaps	16,085	2,658	1,293	1,293
Foreign exchange forwards	1,835	1,835	518	518
Total derivative instruments assets	$621,508	$555,182	$519,979	$1,539,198

	Admitted Value	Estimated Fair Value	Admitted Value	Estimated Fair Value
Liabilities:
Interest rate swaps	$12,648	$12,648	$—	$—
Written options	271,812	229,542	156,199	691,562
Foreign exchange forwards	1,678	1,678	2,239	2,239
Total derivative instruments liabilities	$286,138	$243,868	$158,438	$693,801

Off Balance Sheet Arrangements

None.

Critical Accounting Estimates

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. The most significant areas that require the use of management’s estimates relate to the determination of the fair values of financial assets and liabilities, derivatives and derivative instruments, impairments of securities, income taxes and liabilities for future policy benefits. Note 1 of the 2022 Midland National Audited Statutory Financial Statements provides a summary of significant accounting policies.

Qualitative and Quantitative Disclosures about Market Risk

Midland National is primarily exposed to market risk through its investment activities and management of its policyholder insurance account balances. The investment portfolio is managed with the objective of generating returns that meet pricing spread targets and fulfill future policyholder obligations.

Interest rate, liquidity and credit risk related to our investment portfolio are our primary market risk exposures. In addition, we are exposed to interest rate risk and risks associated with hedging our indexed life and annuity policyholder obligations. Midland National’s financial position and earnings are subject to various market risks including changes in interest rates, changes in the yield curve, changes in risk-free and risk-adjusted spreads and movements in equity indices levels. These market risks impact the fair values of our bonds and, to a lesser extent, our other invested assets, the levels of interest credited to our policyholder account balances and the participation and cap rates available on our fixed indexed annuity and life insurance products. Many of our annuity and life insurance products feature surrender charges, market value adjustments and other features to encourage policyholder persistency.

There may be a limited market for certain investments we hold in our investment portfolio. These investments, which may be illiquid under certain circumstances, include privately-placed bonds, mortgage loans, policy loans, real estate and other limited partnerships. Under certain market conditions, some of our very high quality bonds can experience reduced liquidity such as during periods of market volatility or disruption. Under these circumstances market prices may be lower than our carrying value and we could be forced to sell these investments at a loss.

The credit risk in our investment portfolio is related to the risk of default by the issuers of fixed income invested assets and mortgages held in our portfolio. Our product pricing incorporates a certain level of defaults within our portfolio. Historically, the actual level of defaults has not exceeded the assumed level built into our product pricing. Our investment manager applies vigorous credit analysis prior to the purchase of a security and during the holding period in order to minimize the negative impact from security defaults.

Midland National manages these markets risks by utilizing a comprehensive asset/liability management process involving the monitoring of asset and liability interest rate sensitivities for our various products. This process includes cash flow testing under various interest rate scenarios, including severe stress tests. The monitoring includes an analysis of rebalancing the assets and liabilities under the various scenarios with respect to interest rate movements, risk profiles and cash flow characteristics. Midland National has established internal guidelines for matching the duration of our assets and liabilities. The duration of our assets and liabilities measures the present value of asset or liability cash flows and is used to measure the sensitivity to changes in interest rates. Maintaining a close relationship between the duration of our assets and liabilities reduces the risk of an adverse impact to our financial condition or operations as a result of changing interest rates.

Midland National sells life and annuity products that provide for a guarantee base return and a higher return tied to several major equity market indices. In order to mitigate this market risk, Midland National purchases over-the-counter index options and futures contracts that compensate us for any appreciation over the strike price and offsets the corresponding increase in the policyholder obligation. Midland National purchases index call options on applicable indices and enters futures contract during the year to fund the annual index credits on our fixed indexed life and annuity policies. The risk associated with these purchases is the fluctuation of costs from period to period. We manage this risk by adjusting caps and participation rates on the applicable indexed products within contractual limitations. By managing the caps and participation rates we can limit the cost of the options and futures to be within product pricing assumptions subject to contractual limitations. For the past three years, index credits to policyholders were $234 in 2022, $1,110 million in 2021 and $520 million in 2020. Proceeds from option payouts and futures contracts were $242 in 2022, $1,150 million in 2021 and $529 million in 2020. The difference between proceeds received and index credits is impacted by levels of surrender, withdrawals, lapses and other policyholder behavior.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

None.

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F
MIDLAND NATIONAL LIFE INSURANCE COMPANY
(a wholly owned subsidiary of Sammons Financial Group, Inc.)
FINANCIAL STATEMENTS – STATUTORY BASIS AND SUPPLEMENTAL SCHEDULES
FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 and 2020

MIDLAND NATIONAL LIFE INSURANCE COMPANY
(a wholly owned subsidiary of Sammons Financial Group, Inc.)
TABLE OF CONTENTS
DECEMBER 31, 2022, 2021 and 2020

Report of Independent Auditors

To the Board of Directors and Management of Midland National Life Insurance Company

Opinions

We have audited the accompanying statutory basis financial statements of Midland National Life Insurance Company (the “Company”), which comprise the statements of admitted assets, liabilities and capital and surplus - statutory basis as of December 31, 2022, and 2021, and the related statements of operations - statutory basis, changes in capital and surplus - statutory basis, and of cash flows - statutory basis for each of the three years in the period ended December 31, 2022, including the related notes (collectively referred to as the “financial statements”).

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the admitted assets, liabilities and capital and surplus - statutory basis of the Company as of December 31, 2022 and 2021, and the results of its operations and its cash flows - statutory basis for each of the three years in the period ended December 31, 2022, in accordance with the accounting practices prescribed or permitted by the Iowa Insurance Division described in Note 1.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on
U.S. Generally Accepted Accounting Principles section of our report, the accompanying financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2022 and 2021, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2022.

Basis for Opinions

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Iowa Insurance Division, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

PricewaterhouseCoopers LLP, 699 Walnut St, Suite 1300 Des Moines, IA 50309
T: (515)246-3800, www.pwc.com/us
1

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Iowa Insurance Division. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date the financial statements are available to be issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with US GAAS, we:

•Exercise professional judgment and maintain professional skepticism throughout the audit.
•Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.
•Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, no such opinion is expressed.
•Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.
•Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

Des Moines, Iowa
April 14, 2023

2

MIDLAND NATIONAL LIFE INSURANCE COMPANY
(a wholly owned subsidiary of Sammons Financial Group, Inc.)
STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL AND SURPLUS - STATUTORY BASIS
AS OF DECEMBER 31, 2022 and 2021
(Dollars in Thousands, except par value)

	2022	2021
ADMITTED ASSETS
Bonds	$56,710,124	$52,703,583
Stocks
Preferred	1,653,807	1,920,572
Common - subsidiaries	264,909	269,866
Common - other	309,008	601,668
Mortgage loans	3,835,425	3,663,334
Real estate	99,050	100,145
Policy loans	459,745	416,799
Cash, cash equivalents and short-term investments	722,450	2,029,737
Receivable for securities	4,686	54,083
Derivative instruments	621,508	519,979
Other invested assets	3,825,725	3,131,376
Total cash and invested assets	68,506,437	65,411,142
Policy premiums due, deferred or uncollected	169,886	164,822
Accrued investment income	621,057	520,054
Current federal income tax receivable	113,935	—
Net deferred tax asset	387,692	339,238
Company owned life insurance	1,733,483	1,300,481
Interest maintenance asset	18,231	—
Other admitted assets	88,149	72,250
Separate account assets	6,170,040	6,530,759
Total admitted assets	$77,808,910	$74,338,746
LIABILITIES AND CAPITAL AND SURPLUS
Liabilities for future policy benefits	$45,321,010	$43,928,249
Liabilities for deposit-type contracts	479,550	585,759
Policy and contract claims	251,547	241,007
Other policyholder funds	3,001	3,121
Total policyholder liabilities	46,055,108	44,758,136
Amounts payable for reinsurance	26,065	48,214
Interest maintenance reserve	—	85,174
Asset valuation reserve	590,241	689,593
Repurchase agreements, FHLB advances and collateral on derivatives	8,029,978	7,932,459
Payable for securities	182,503	209,610
Funds held under coinsurance	11,378,268	7,909,077
Derivative instruments	286,138	158,438
Accrued expenses and other liabilities	387,443	1,002,353
Current federal income tax payable	—	56,525
Separate account liabilities	5,809,649	6,240,725
Total liabilities	72,745,393	69,090,304
Capital and surplus
Common stock - $1 par value; 2,549,439 shares authorized, issued, and outstanding	2,549	2,549
Surplus notes	1,237,000	1,037,000
Additional paid-in capital	793,927	793,927
Unassigned surplus	3,030,041	3,414,966
Total capital and surplus	5,063,517	5,248,442
Total liabilities and capital and surplus	$77,808,910	$74,338,746
The accompanying notes are an integral part of these statutory basis financial statements.
3

MIDLAND NATIONAL LIFE INSURANCE COMPANY
(a wholly owned subsidiary of Sammons Financial Group, Inc.)
STATEMENTS OF OPERATIONS – STATUTORY BASIS
FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 and 2020
(Dollars in Thousands)

	2022	2021	2020
REVENUES
Life insurance and annuity premiums and other considerations	$4,001,982	$4,091,787	$6,462,830
Net investment income	2,188,896	3,450,756	2,320,212
Commissions and expense allowances on reinsurance ceded	447,227	243,438	96,559
Amortization of interest maintenance reserve	(5,181)	23,476	22,463
Reserve adjustments on reinsurance ceded	(303,636)	(1,576,570)	(523,700)
Investment income ceded - funds withheld reinsurance	(254,135)	(967,336)	(187,482)
Other income	160,077	337,667	241,779
Total revenues	6,235,230	5,603,218	8,432,661

BENEFITS AND EXPENSES
Life and annuity policy benefits	3,151,700	3,260,079	2,969,121
Increase in liabilities for future life and annuity policy benefits	1,392,761	704,775	4,300,648
Commissions	499,681	434,736	393,037
General expenses	314,645	275,720	252,016
Insurance taxes, licenses and fees	61,870	76,271	49,089
Transfers to interest maintenance reserve ceded	39,327	(513,281)	—
Net transfers to (from) separate accounts	99,500	256,724	(2,377)
Total benefits and expenses	5,559,484	4,495,024	7,961,534
Net gain from operations before federal income taxes and net realized capital losses	675,746	1,108,194	471,127
Federal income tax expense	130,924	122,814	125,687
Net gain from operations before net realized capital losses	544,822	985,380	345,440

Net realized capital losses	(32,478)	(28,783)	(192,814)

Net income	$512,344	$956,597	$152,626

The accompanying notes are an integral part of these statutory basis financial statements.
4

MIDLAND NATIONAL LIFE INSURANCE COMPANY
(a wholly owned subsidiary of Sammons Financial Group, Inc.)
STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS – STATUTORY BASIS
FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 and 2020
(Dollars in Thousands)

	Common Stock	Surplus Notes	Additional Paid-In Capital	Unassigned Surplus	Total Capital and Surplus
Balances at December 31, 2019	$2,549	$837,000	$618,927	$2,393,955	$3,852,431
Net income	—	—	—	152,626	152,626
Change in net unrealized capital gains (losses)	—	—	—	(114,070)	(114,070)
Change in net deferred income tax	—	—	—	116,682	116,682
Change in nonadmitted assets	—	—	—	(84,726)	(84,726)
Change in liability for reinsurance in unauthorized and certified companies	—	—	—	(221)	(221)
Change in reserve on account of change in valuation basis	—	—	—	12,573	12,573
Change in asset valuation reserve	—	—	—	(10,351)	(10,351)
Surplus (contributed to) withdrawn from Separate Accounts during period	—	—	—	41,000	41,000
Other changes in surplus in Separate Accounts statement	—	—	—	(41,000)	(41,000)
Change in surplus notes	—	200,000	—	—	200,000
Additional paid in surplus	—	—	175,000	—	175,000
Change in surplus as a result of reinsurance	—	—	—	113,521	113,521
Dividends to stockholder	—	—	—	(205,109)	(205,109)
OPEB SSAP92 adjustment	—	—	—	(3,297)	(3,297)
Balances at December 31, 2020	2,549	1,037,000	793,927	2,371,583	4,205,059
Net income	—	—	—	956,597	956,597
Change in net unrealized capital gains (losses)	—	—	—	(39,962)	(39,962)
Change in net deferred income tax	—	—	—	54,769	54,769
Change in nonadmitted assets	—	—	—	26,861	26,861
Change in liability for reinsurance in unauthorized and certified companies	—	—	—	(25)	(25)
Change in asset valuation reserve	—	—	—	(182,835)	(182,835)
Change in surplus as a result of reinsurance	—	—	—	464,272	464,272
Dividends to stockholder	—	—	—	(299,652)	(299,652)
OPEB SSAP92 adjustment	—	—	—	2,708	2,708
Change in accounting principle	—	—	—	60,650	60,650
Balances at December 31, 2021	2,549	1,037,000	793,927	3,414,966	5,248,442
Net income	—	—	—	512,344	512,344
Change in net unrealized capital gains (losses)	—	—	—	(299,475)	(299,475)
Change in net deferred income tax	—	—	—	80,458	80,458
Change in nonadmitted assets	—	—	—	(144,035)	(144,035)
Change in liability for reinsurance in unauthorized and certified companies	—	—	—	246	246
Change in asset valuation reserve	—	—	—	99,353	99,353
Surplus (contributed to) withdrawn from Separate Accounts during period	—	—	—	(10,000)	(10,000)
Other changes in surplus in Separate Accounts statement	—	—	—	10,000	10,000
Change in surplus notes	—	200,000	—	—	200,000
Change in surplus as a result of reinsurance	—	—	—	(66,063)	(66,063)
Dividends to stockholder	—	—	—	(574,000)	(574,000)
The accompanying notes are an integral part of these statutory basis financial statements.
5

MIDLAND NATIONAL LIFE INSURANCE COMPANY
(a wholly owned subsidiary of Sammons Financial Group, Inc.)
STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS – STATUTORY BASIS
FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 and 2020
(Dollars in Thousands)

OPEB SSAP92 adjustment	—	—	—	6,247	6,247
Balances at December 31, 2022	$2,549	$1,237,000	$793,927	$3,030,041	$5,063,517
The accompanying notes are an integral part of these statutory basis financial statements.
6

MIDLAND NATIONAL LIFE INSURANCE COMPANY
(a wholly owned subsidiary of Sammons Financial Group, Inc.)
STATEMENTS OF CASH FLOW – STATUTORY BASIS
FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 and 2020
(Dollars in Thousands)

	2022	2021	2020

OPERATING ACTIVITIES
Life insurance and annuity premiums and other considerations	$3,996,937	$4,088,513	$6,461,161
Net investment income	1,974,329	3,243,915	2,136,137
Other income	433,394	875,971	278,494
Benefits paid	(3,421,869)	(4,850,647)	(3,391,507)
Net transfers (to) from separate account	(95,057)	(257,988)	1,447
Insurance expenses paid	(1,165,497)	(1,708,220)	(873,997)
Federal income taxes paid	(271,633)	(172,760)	(91,074)
Net cash provided by operating activities	1,450,604	1,218,784	4,520,661

INVESTING ACTIVITIES
Proceeds from investments sold, matured or repaid
Bonds	11,537,942	13,845,623	9,537,035
Preferred and common stocks	386,777	235,378	117,761
Mortgage loans	701,630	1,115,348	312,026
Real estate	—	—	63
Other invested assets	268,929	705,944	261,725
Miscellaneous proceeds	49,373	99,393	14,373
Cost of investments acquired
Bonds	(15,668,480)	(18,064,480)	(13,581,973)
Preferred and common stocks	(225,116)	(862,211)	(804,395)
Mortgage loans	(873,182)	(358,167)	(239,315)
Real estate	(1,510)	(1,717)	(62,948)
Other invested assets	(911,304)	(1,303,835)	(599,269)
Miscellaneous applications	(124,756)	(110,536)	(136,699)
Net change in policy loans	(42,879)	(12,695)	(9,424)
Net cash used in investing activities	(4,902,576)	(4,711,955)	(5,191,040)

FINANCING ACTIVITIES
Surplus notes	200,000	—	200,000
Company owned life insurance	(400,000)	—	834
Capital and paid in surplus	—	175,000	—
Net change in collateral liability	(199,473)	55,077	(6,987)
Net change in repurchase agreements and FHLB advances	296,992	329,376	1,066,824
Net withdrawals on deposit-type contract	(123,118)	226,724	(219,853)
Dividends paid to stockholder	(574,000)	(299,652)	(205,109)
Net change in funds held under coinsurance	3,471,541	3,363,753	321,184
Net change in remittances and items not allocated	(564,169)	295,258	352,580
Other cash provided (used)	36,912	(70,664)	114,532
Net cash provided by financing activity and other sources	2,144,685	4,074,872	1,624,006

RECONCILIATION OF CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS
Net change in cash, cash equivalents and short-term investments	(1,307,287)	581,701	953,627
Cash, cash equivalents and short-term investments:
Beginning of year	2,029,737	1,448,036	494,409
End of year	$722,450	$2,029,737	$1,448,036

The accompanying notes are an integral part of these statutory basis financial statements.
7

MIDLAND NATIONAL LIFE INSURANCE COMPANY
(a wholly owned subsidiary of Sammons Financial Group, Inc.)
STATEMENTS OF CASH FLOW – STATUTORY BASIS
FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 and 2020
(Dollars in Thousands)

SUPPLEMENTAL CASH FLOW
Non-cash transactions:
Accrued capital contribution from parent	$—	$—	$175,000
Capitalized Interest	31,370	50,111	75,078
The accompanying notes are an integral part of these statutory basis financial statements.
8

MIDLAND NATIONAL LIFE INSURANCE COMPANY
(a wholly owned subsidiary of Sammons Financial Group, Inc.)
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
AS OF DECEMBER 31, 2022, 2021 and 2020
(Dollars in Thousands)

1.NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES AND PROCEDURES
Organization
Midland National Life Insurance Company (“Midland National” or the “Company”) is a stock life insurance company domiciled in the state of Iowa. The Company operates predominantly in the individual life and annuity business of the life insurance industry and is licensed to operate in 49 states, the District of Columbia, and several U.S. territories. The Company is a wholly owned subsidiary of Sammons Financial Group, Inc. (“SFG”), which is a wholly owned subsidiary of Sammons Enterprises, Inc. (“SEI”). MNL Reinsurance Company (“MNL Re”), Solberg Reinsurance Company (“Solberg Re”) and Canal Reinsurance Company (“Canal Re”), subsidiaries of Midland National, are captive reinsurance companies domiciled in Iowa. The Company is affiliated through common ownership with North American Company for Life and Health Insurance (“North American”), Sammons Securities, Inc. (“Sammons Securities”), Sammons Institutional Group, Inc. (“SIG”), SFG Tenura, LLC (“Tenura”), Heyday Insurance Agency, LLC (“Heyday”), Beacon Capital Management, Inc. (“Beacon”), SFG Bermuda, LTD (“SFG Bermuda”), Property Disposition, Inc. (“PDI”), SFG Asset Management, LLC ("SFGAM"), and SFG Fortuna ("Fortuna").
Basis of presentation
The Company is domiciled in Iowa and prepares its statutory basis financial statements in accordance with accounting practices prescribed or permitted by the Iowa Insurance Division. Prescribed statutory accounting practices ("SAP") include state laws, regulations and general administrative rules, as well as a variety of publications of the National Association of Insurance Commissioners (“NAIC”), including the NAIC Annual Statement Instructions, and the NAIC Accounting Practices and Procedures Manual (“NAIC SAP”). The NAIC SAP was promulgated within a set of approved and published Statements of Statutory Accounting Principles (“SSAP”). Permitted practices encompass all accounting practices not so prescribed. The Company’s capital and surplus was adequate for regulatory purposes prior to the effect of the prescribed practices described below and would not have been subject to a risk-based capital triggering event. The Company’s financial statements reflect the following prescribed practices in 2022, 2021 and 2020:
a.Iowa Bulletin 07-06 – In 2006 the Commissioner of Insurance of the State of Iowa issued Bulletin 07-06 that allows a prescribed practice for Iowa domiciled companies. This prescribed practice instructs insurance companies to use other than market value for assets held in separate accounts where general account guarantees are present on such separate accounts. Based on this prescribed practice the Company adopted Bulletin 07-06 in 2006 and presents the assets on its Bank-Owned Life Insurance (“BOLI”), Pension Risk Transfer (“PRT”) and Registered Index-Linked Annuity (“RILA”) Separate Accounts at amortized cost except for derivatives in the RILA separate account that are presented at market value. The impact of applying this prescribed practice had no impact on 2022 statutory net income; however, Capital and Surplus as of December 31, 2022 is increased by $358,693 as a result of this prescribed practice. The impact of applying this prescribed practice had no impact on 2021 statutory net income; however, Capital and Surplus as of December 31, 2021 is decreased by $232,837 as a result of this prescribed
9

MIDLAND NATIONAL LIFE INSURANCE COMPANY
(a wholly owned subsidiary of Sammons Financial Group, Inc.)
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
AS OF DECEMBER 31, 2022, 2021 and 2020
(Dollars in Thousands)

practice. The impact of applying this prescribed practice had no impact on 2020 statutory net income; however, Capital and Surplus as of December 31, 2020 is decreased by $312,374 as a result of this prescribed practice.
b.Iowa Administrative Code 191 – Chapter 97, “Accounting for Certain Derivative Instruments Used to Hedge the Growth in Interest Credited for Indexed Insurance Products and Accounting for the Indexed Insurance Products Reserve” (“IAC 191-97”). This prescribed practice allows insurance companies domiciled in Iowa to account for eligible derivative assets at amortized cost, if the insurance company can demonstrate it meets the criteria for an economic hedge. Eligible derivative assets include call or put options that are purchased to hedge the growth in interest credited to an indexed product as a direct result of changes in the related external index or indices, or call or put options that are written to offset all or a portion of a purchased call or put option. Other derivative instruments such as index futures, swaps and swaptions that may be used to hedge the growth in interest credited to the policy as a direct result of changes in the related indices would still be accounted for at fair value since an amortized cost for those instruments does not exist. IAC 191-97 also prescribes that insurance companies determine indexed annuity reserve calculations based on the Guideline 35 Reserve assuming the fair value of the call option(s) associated with the current index term is zero, regardless of the observable market for such option(s). At the conclusion of the index term, credited interest is reflected in the reserve as realized, based on actual index performance. This prescribed accounting practice must be applied to both the indexed reserves and the call/put options used to hedge indexed insurance products. The impact of applying this prescribed practice increased the Company’s statutory net income for the year ended December 31, 2022 by $306,761 and the cumulative effect on Capital and Surplus at December 31, 2022 was an increase of $71,615. The impact of applying this prescribed practice increased the Company’s statutory net income for the year ended December 31, 2021 by $16,763 and the cumulative effect on Capital and Surplus at December 31, 2021 was a decrease of $235,146. The impact of applying this prescribed practice decreased the Company’s statutory net income for the year ended December 31, 2020 by $35,751 and the cumulative effect on Capital and Surplus at December 31, 2020 was an decrease of $251,909.
Under either the NAIC basis or the IAC 191-97, the Company elects to establish a voluntary reserve to offset the timing mismatch between the derivative instruments and the hedged liabilities, if that mismatch results in an increase in surplus. Under the IAC 191-97, a timing mismatch occurs related to the emergence of earnings. The impact of equity markets is reflected in investment income from futures during the policyholder’s contract years, but is not reflected in the reserve until the policy anniversary, at which time the index credit is applied to the account value. The voluntary reserve established as of December 31, 2022 is $0 as the timing mismatch between the futures and the hedged liabilities resulted in a $1,370 decrease to the Company’s statutory net income and surplus calculated in accordance with IAC 191-97. Under the NAIC basis, a voluntary reserve of $0 would have been established as of December 31, 2022 as the timing mismatch between futures and hedged liabilities would have resulted in a $72,985 decrease to the Company’s statutory net income and surplus. The impact of applying this prescribed practice, net of the effect of the difference between the above mentioned voluntary reserve and the voluntary reserve that would have been established without the prescribed practice resulted in an increase to the Company’s statutory net income of $71,615 year ended December 31, 2022 and increased the Company’s Capital and Surplus by $71,615 at December
10

MIDLAND NATIONAL LIFE INSURANCE COMPANY
(a wholly owned subsidiary of Sammons Financial Group, Inc.)
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
AS OF DECEMBER 31, 2022, 2021 and 2020
(Dollars in Thousands)

31, 2022. The voluntary reserve established as of December 31, 2021 was $117,560 which offsets the portion of investment income on futures that has been determined to represent earnings that will be used to fund index credits that have not yet been applied to policy account balances. This eliminates the timing mismatch of the assets and liabilities calculated in accordance with IAC 191-97. Under the NAIC basis, a voluntary reserve of $352,707 would have been established as of December 31, 2021 to eliminate the timing mismatch of the assets and liabilities. The impact of applying this prescribed practice, net of the effect of the difference between the above mentioned voluntary reserve and the voluntary reserve that would have been established without the prescribed practice resulted in no impact to the Company’s statutory net income for the year ended December 31, 2021 and there was no cumulative impact to the Company’s Capital and Surplus at December 31, 2021. The voluntary reserve established as of December 31, 2020 is $126,888 which offsets the portion of investment income on futures that has been determined to represent earnings that will be used to fund index credits that have not yet been applied to policy account balances. This eliminates the timing mismatch of the assets and liabilities calculated in accordance with IAC 191-97. Under the NAIC basis, a voluntary reserve of $378,798 would have been established as of December 31, 2020 to eliminate the timing mismatch of the assets and liabilities. The impact of applying this prescribed practice, net of the effect of the difference between the above mentioned voluntary reserve and the voluntary reserve that would have been established without the prescribed practice resulted in a decrease to the Company’s statutory net income of no impact for the year ended December 31, 2020 and there was no cumulative impact to the Company’s Capital and Surplus at December 31, 2020.
c.Iowa Administrative Code 191 – Chapter 43, “Annuity Mortality Tables For Use in Determining Reserve Liabilities For Annuities” (“IAC 191-43”) allows a prescribed practice for Iowa domiciled companies. This prescribed practice allows insurance companies domiciled in Iowa to use the Annuity 2000 Mortality Table for determining the minimum standard of valuation for annuities issued during 2015. SSAP 51 requires the 2012 Individual Annuity Reserving (“IAR”) Mortality Table for determining the minimum standard of valuation for annuities issued on or after January 1, 2015. The impact of applying this prescribed practice increased the Company’s statutory net income for the year ended December 31, 2022 by $1,247 and the cumulative effect on Capital and Surplus at December 31, 2022 was an increase of $20,176. The impact of applying this prescribed practice decreased the Company’s statutory net income for the year ended December 31, 2021 by $38,342 and the cumulative effect on Capital and Surplus at December 31, 2021 was an increase of $18,929. The impact of applying this prescribed practice increased the Company’s statutory net income for the year ended December 31, 2020 by $3,295 and the cumulative effect on Capital and Surplus at December 31, 2020 was an increase of $57,271.
11

MIDLAND NATIONAL LIFE INSURANCE COMPANY
(a wholly owned subsidiary of Sammons Financial Group, Inc.)
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
AS OF DECEMBER 31, 2022, 2021 and 2020
(Dollars in Thousands)

The following table compares the Company’s statutory income and capital and surplus according to the NAIC practices to those prescribed by the State of Iowa:

	For the years ended December 31,
	2022	2021	2020
Net Income:
(1) Midland National state basis	$512,344	$956,597	$152,626
(2) State prescribed practice that increase(decrease) NAIC SAP:
(a) Economic hedge of call option derivative assets (IAC 191-97)	306,761	16,763	(35,751)
(b) Deferral of 2012 annuity mortality table (IAC 191-43)	1,247	(38,342)	3,295
(3) NAIC SAP (1-2=3)	$204,336	$978,176	$185,082

Surplus:
(4) Midland National state basis	$5,063,517	$5,248,442	$4,205,059
(5) State prescribed practices that increase(decrease) NAIC SAP:
(a) Book value of separate account assets (Bulletin 07-06)	358,693	(232,837)	(312,374)
(b) Economic hedge of call option derivative assets (IAC 191-97)	71,615	(235,146)	(251,909)
(c) Deferral of 2012 annuity mortality table (IAC 191-43)	20,176	18,929	57,271
(6) NAIC SAP (4-5=6)	$4,613,033	$5,697,496	$4,712,071
The Company has coinsurance agreements with MNL Re, Solberg Re and Canal Re, which are affiliated limited purpose subsidiary life insurance companies. The Company recognizes reserve credits under these agreements. The reserve credits at MNL Re, Solberg Re and Canal Re, are supported by contingent note guarantees ("LLC Notes"). The LLC Notes held by MNL Re, Solberg Re and Canal Re, function in a manner similar to a standby letter of credit and which the Company is a beneficiary, are admitted assets under Iowa prescribed practice and the surplus generated by the prescribed practice has been retained in the carrying value of MNL Re, Solberg Re and Canal Re. Under NAIC Accounting principles, the LLC Notes would be non-admitted assets.
The impact of the Company’s limited purpose subsidiary life insurance companies applying this prescribed practice has no impact the Company’s statutory net income but the cumulative effect on the Company's Capital and Surplus was an increase of $2,191,125, $2,306,047, and $1,969,923 as of December 31, 2022, 2021, and 2020, respectively.
If the Company’s subsidiaries had not utilized this prescribed practice, the result would not have triggered a regulatory event at the Company.
The Company’s investment in MNL Re, Solberg Re and Canal Re at December 31, 2022 was $95,180, $71,759 and $92,579, respectively. If the Company’s subsidiaries had not used this prescribed practice, the Company’s investment in MNL Re, Solberg Re and Canal Re at December 31, 2022, respectively, would have been negative $1,102,536, negative $487,818 and negative $341,253.

12

MIDLAND NATIONAL LIFE INSURANCE COMPANY
(a wholly owned subsidiary of Sammons Financial Group, Inc.)
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
AS OF DECEMBER 31, 2022, 2021 and 2020
(Dollars in Thousands)

The Company reports investment income ceded on funds withheld coinsurance as part of revenue in the Statements of Operations. Under SAP, investment income ceded on funds withheld coinsurance should be reported as an expense. The difference in presentation does not impact the Company’s statutory net income nor the Company’s Capital and Surplus. The Iowa Insurance Division does not object to the Company’s presentation of investment income ceded on funds withheld coinsurance.
SAP differs in some respects from accounting principles generally accepted in the United States (“GAAP”). The more significant of these differences are as follows:
•Acquisition costs of acquiring new business are charged to current operations as incurred rather than deferred and amortized over the life of the policies;
•Policy reserves on traditional life products are based on statutory mortality and interest rates which may differ from reserves based on expected mortality, interest and withdrawals which include a provision for possible unfavorable deviation from such assumptions. In addition, SAP requires additional reserves according to actuarial guidelines that are not required for GAAP;
•Policy reserves on universal life and investment products are based on discounting methodologies utilizing statutory interest rates rather than interest rates used to calculate full account values. In addition, SAP requires additional reserves according to actuarial guidelines that are not required by GAAP;
•Changes in deferred tax assets (“DTAs”) are recorded directly to surplus as opposed to being an item of income tax benefit or expenses for GAAP. Admittance testing may result in a charge to surplus for non-admitted portions of DTAs;;
•An Interest Maintenance Reserve (“IMR”) liability, prescribed by the NAIC, reflects the net accumulated unamortized realized capital gains and losses, net of tax, attributable to changes in market interest rates. Such gains and losses are deferred into the reserve when incurred, rather than recognized as gains or losses in the statement of operations, then amortized back into operations over the expected remaining period to maturity of the investment that was sold. When cumulative capital losses exceed capital gains, a negative IMR liability occurs which is not admitted and is charged directly to unassigned surplus. There were no non-admitted IMR assets recorded at 2022 and 2021;
•An Asset Valuation Reserve (“AVR”) liability has been recorded in accordance with the formula prescribed by the NAIC which represents a provision for future impairments of bonds, equity securities, mortgage loans, real estate and other invested assets including temporary declines in the estimated realizable value of such investments. Changes in the AVR reserve are charged directly to unassigned surplus;
13

MIDLAND NATIONAL LIFE INSURANCE COMPANY
(a wholly owned subsidiary of Sammons Financial Group, Inc.)
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
AS OF DECEMBER 31, 2022, 2021 and 2020
(Dollars in Thousands)

•Under SAP, certain assets designated as “non-admitted assets” are excluded from the statements of admitted assets, liabilities and capital and surplus and are charged directly to statutory unassigned surplus as follows:

	2022	2021	Changes in 2022
Policy loans	$1,501	$1,567	$(66)
Other invested assets	329	372	(43)
Agents' balances	13,040	14,189	(1,149)
Amounts recoverable from reinsurers	7,600	6,623	977
Net deferred tax asset	242,738	134,105	108,633
Electronic data processing equipment	33,128	24,087	9,041
Furniture and Equipment	1,139	422	717
Other assets	57,666	31,741	25,925
Total nonadmitted assets	$357,141	$213,106	$144,035
Under GAAP, such assets would be recorded at their net realizable or book value;
•For universal life and investment products, revenues consist of premiums received rather than policy charges for the cost of insurance, policy administration charges, amortization of policy initiation fees and surrender charges assessed; benefits consist of amounts incurred rather than the excess of the benefits incurred over the policy account value released;
•Available-for-sale and trading bonds rated by the NAIC as five or higher are reported at amortized cost rather than fair value. Available-for-sale and trading bonds rated by the NAIC as six are reported at the lower of amortized cost or fair value with changes in fair value reported as a change in surplus. Under GAAP reporting, available-for-sale and trading bonds are reported at fair value with changes in fair value presented as a component of other comprehensive income for available-for-sale securities and as a component of net income for trading securities;
•Redeemable preferred stocks rated three or higher are reported at amortized cost. Redeemable preferred stocks rated by the NAIC as four or lower are reported at the lower of amortized cost or fair value with changes in fair value reported as a change in surplus. Under GAAP, redeemable preferred stocks are reported at fair value with changes in fair value presented as a component of other comprehensive income. Perpetual preferred stocks are carried at fair value not to exceed the current effective call price, regardless of NAIC designations. Unrealized gains and losses are recognized in surplus. Under GAAP, perpetual preferred stocks are reported at fair value with change in fair value presented as a component of earnings;
•Common stocks, other than common stocks of affiliates, are reported at fair value with changes in fair value reported as a change in surplus. Under GAAP, common stocks, other than common stocks of affiliates, are reported at fair value with changes in fair value presented as a component of net income;
14

MIDLAND NATIONAL LIFE INSURANCE COMPANY
(a wholly owned subsidiary of Sammons Financial Group, Inc.)
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
AS OF DECEMBER 31, 2022, 2021 and 2020
(Dollars in Thousands)

•Common stock of subsidiaries is recorded based on the underlying audited statutory equity of the respective entity’s financial statements. GAAP requires consolidation of subsidiaries;
•The assets and liabilities for reinsurance transactions are generally recorded on a net basis versus a gross basis for GAAP;
•In accordance with IAC 191-97, option derivative instruments that hedge the growth in interest credited to the hedged policy as a direct result of changes in the related indices are carried on the statutory statements of admitted assets, liabilities and capital and surplus at amortized cost and any amortization or proceeds from terminated or expired options is reported in income. Other derivative instruments, such as index futures that are used to hedge the growth in interest credited to the hedged policy as a direct result of changes in the related indices, are carried at fair value since an amortized cost for these instruments does not exist and the change in fair values is reported as income. Other derivative instruments not qualifying for hedge accounting are carried at fair value with changes in the fair value being recorded directly to unassigned surplus. Derivative instruments not qualifying for hedge accounting are carried on the GAAP balance sheet at fair value, with changes in fair value recognized through income. Under GAAP, indexed life and annuity liabilities and funds withheld coinsurance treaties include embedded derivatives and the change in fair value of the embedded derivative is recognized through income;
•Under SAP, the statements of cash flow reconcile to changes in cash, cash equivalents and short-term investments with original maturities of one year or less. Under GAAP, the statements of cash flow reconcile to changes in cash;
•Recognition of the changes in equity from limited partnership investments is recorded directly to surplus under SAP reporting purposes; whereas for GAAP reporting, the equity method reports the change in the equity value through earnings as a component of net investment income;
•The Company, in accordance with GAAP, performs an analysis related to variable interest entities (“VIE”) on all entities with which it has a financial interest to determine if financial results require consolidation as a primary beneficiary of the VIE. SAP reporting requirements do not require such an analysis;
•Surplus notes issued by the Company are included in capital and surplus under SAP whereas GAAP reporting includes surplus notes in debt.
•Under SAP, when total consideration received on securities called before their maturity is greater than the par value of that security, the excess of consideration received over par value is reported as net investment income, while the excess of par value over book value is report as realized capital gains. Under GAAP reporting there is no such requirement to bifurcate total consideration between net investment income and realized capital gains/(losses). As such, the Company recognizes the excess of total consideration received over book value as part of realized capital gains/(losses) for GAAP reporting purposes.
•Under SAP, all leases are considered to be operating leases and rental expense is recognized over the lease term without recognition of a right-to-use asset or lease liability. GAAP requires recognition of a right-of-use asset and lease liability on the balance sheet for all operating and capital leases.
15

MIDLAND NATIONAL LIFE INSURANCE COMPANY
(a wholly owned subsidiary of Sammons Financial Group, Inc.)
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
AS OF DECEMBER 31, 2022, 2021 and 2020
(Dollars in Thousands)

Other significant accounting policies are as follows:
Use of estimates
The preparation of the financial statements in conformity with SAP requires management to make estimates and assumptions that affect the reported amounts of admitted assets and liabilities and disclosure of contingent assets and liabilities at the dates of the statements of admitted assets, liabilities and capital and surplus, and reported amounts of revenues and benefits and expenses during the reporting periods. Actual results could differ significantly from those estimates.
The most significant areas that require the use of management’s estimates relate to the determination of the fair values of financial assets and liabilities, derivatives and derivative instruments, impairments of securities, income taxes, and liabilities for future policy benefits.
Fair value of financial assets, financial liabilities and financial instruments
Fair value estimates are significantly affected by the assumptions used, including discount rates and estimates of future cash flows. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumptions could cause these estimates to vary materially. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in some cases, could not be realized in the immediate settlement of the instruments. Certain financial liabilities (including non-investment type insurance contracts) and all nonfinancial instruments are excluded from the disclosure requirements. Accordingly, the aggregate fair value amounts presented in Note 2 may not represent the underlying value to the Company.
The Company uses the following methods and assumptions in estimating the fair value of its financial instruments:
Investment securities
Fair value for bonds and preferred stocks is obtained primarily from independent pricing sources, broker quotes and fair value/cash flow models. Fair value is based on quoted market prices, where available. For bonds and preferred stocks not actively traded, fair value is estimated using values obtained from independent pricing services or broker quotes. When values are not available from pricing services or broker quotes, such as private placements including corporate securities, asset-backed securities, commercial mortgage-backed securities and residential mortgage-backed securities, fair value may be estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments. The fair value of unaffiliated common stocks is based on quoted market prices, where available, and for those common stocks not actively traded, fair values are obtained from independent pricing services or internal fair value/cash flow models.
Mortgage loans
Fair value for mortgage loans is estimated using a duration-adjusted pricing methodology that reflects changes in market interest rates and the specific interest-rate sensitivity of each mortgage. Price changes derived from the monthly duration-adjustments are applied to the mortgage portfolio. Each modeled
16

MIDLAND NATIONAL LIFE INSURANCE COMPANY
(a wholly owned subsidiary of Sammons Financial Group, Inc.)
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
AS OF DECEMBER 31, 2022, 2021 and 2020
(Dollars in Thousands)

mortgage is assigned a spread corresponding to its risk profile. These spreads are adjusted for current market conditions. The discount rates used include internally generated illiquidity and default factors.
Cash, cash equivalents and short-term investments
Cash consists of deposits held by various commercial and custodial banks. Cash equivalents consists of short-term highly liquid investments, which are readily convertible to cash. Short-term investments primarily consist of fixed income securities acquired with less than one year to maturity. The Company has deposits with certain financial institutions which exceed federally insured limits. The Company has reviewed the creditworthiness of these financial institutions and believes there is minimal risk of material loss. Fair value approximates amortized cost due to the nature and short-term duration of cash, cash equivalents and short-term investments.
Derivative instruments
Fair value for options is based on internal financial models or counterparty quoted prices. Variation margin accounts, consisting of cash balances applicable to open futures contracts, held by counterparties are reported at the cash balances, which is equal to fair value. Fair value for interest rate swaps, interest rate floors and foreign currency forwards is based on exchange prices, broker quoted prices or fair values provided by the counterparties.
Other invested assets
Other invested assets consist of limited partnerships, limited liability companies, residual equity interests, collateral loans, surplus notes and reverse mortgages. The carrying amounts for other invested assets other than collateral loans, surplus notes, residual equity interests and reverse mortgages, which are carried at amortized cost, represent the Company’s share of each entity’s underlying equity reported to the Company. There is a limited market for these other invested assets and the fair value is determined based on inputs received from the entities. Fair value of residual equity interests, surplus notes and collateral loans are obtained using the same techniques as investment securities. Fair value for reverse mortgages are obtained using the same techniques as mortgage loans.
Company owned life insurance
The Company is the owner and beneficiary of life insurance policies reported at their cash surrender values pursuant to SSAP No. 21R in the statements of admitted assets, liabilities and capital and surplus. The underlying investment characteristics of the investment vehicle are categorized as follows at December 31:

	2022	2021
Bonds	$520,190	$349,423
Mutual funds	30,409	39,758
Cash and short-term investments	165,178	192,252
Other invested assets	1,017,706	719,048
Total company owned life insurance	$1,733,483	$1,300,481
17

MIDLAND NATIONAL LIFE INSURANCE COMPANY
(a wholly owned subsidiary of Sammons Financial Group, Inc.)
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
AS OF DECEMBER 31, 2022, 2021 and 2020
(Dollars in Thousands)

Investment-type insurance contracts
Fair value for the Company’s liabilities under investment-type insurance contracts is estimated using two methods. For those contracts without a defined maturity, the fair value is estimated as the amount payable on demand (cash surrender value). For those contracts with known maturities, fair value is estimated using discounted cash flow calculations using interest rates currently being offered for similar contracts with maturities consistent with the contracts being valued. The reported value of the Company’s investment-type insurance contracts includes the fair value of indexed life and annuity embedded derivatives which are calculated using discounted cash flow valuation techniques based on current interest rates adjusted to reflect credit risk and additional risk margins.
Repurchase agreements, FHLB advances and collateral on derivative instruments
The fair value of the Company’s repurchase agreements is tied to the fair value of the underlying collateral securities. The fair value of FHLB advances is estimated using a discounted cash flow calculation with the current interest rate and maturity of the contract. The fair value of collateral on derivative instruments approximates the carrying value due to the short-term nature of the investment. These investments primarily consist of cash and fixed income securities.
Investments and Investment Income
Bonds
Bonds not backed by other loans, loan-backed bonds, collateralized mortgage obligations (“CMOs”) and other structured securities are carried at amortized cost using the interest method, except for those bonds with an NAIC designation of six or those securities which have an other-than-temporary impairment, which are reported at the lower of amortized cost or fair value.
For CMOs and mortgage-backed securities, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. When actual prepayments differ from anticipated prepayments, the effective yield is recalculated prospectively to reflect actual payments to date and anticipated future payments for loan backed securities under SSAP 43R. When actual prepayments differ from anticipated prepayments for highly rated CMO’s and mortgage-backed securities, the effective yield is recalculated retrospectively to reflect actual payments to date and anticipated future payments under SSAP 26R. This adjustment is included in net investment income. Included in this category are approximately $46,237 and $60,118 of mortgage-backed securities that are all or partially collateralized by sub-prime mortgages at December 31, 2022 and 2021, respectively. A sub-prime mortgage is defined as a mortgage with one or more of the following attributes: weak credit score, high debt-to-income ratio, high loan-to-value ratio or undocumented income. At December 31, 2022 and 2021, 93% and 98%, respectively, of the Company’s securities with sub-prime exposure are rated as investment grade.

18

MIDLAND NATIONAL LIFE INSURANCE COMPANY
(a wholly owned subsidiary of Sammons Financial Group, Inc.)
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
AS OF DECEMBER 31, 2022, 2021 and 2020
(Dollars in Thousands)

Stocks
Perpetual preferred stocks are carried at fair value, not to exceed the current stated call price. Redeemable preferred stocks are stated at cost except for those with an NAIC designation of four or lower which are stated at the lower of cost or fair value. Dividend income is recognized when dividends are declared.
Investments in common stocks are carried at fair value, which is based on NAIC Securities Valuation Office (“SVO”) prices. For common stocks without SVO prices, fair value is estimated using independent pricing services or internally developed pricing models.
Investment in common stocks of the affiliated insurance subsidiaries are valued at audited statutory capital and surplus. The audited statutory capital and surplus of MNL Re, Solberg Re and Canal Re reflects the utilization of prescribed practices allowed by the State of Iowa for reinsurance transactions entered into by MNL Re, Solberg Re and Canal Re with the Company and North American. Refer to Note 8 for further discussion of the reinsurance transactions and prescribed practices for MNL Re, Solberg Re and Canal Re. Undistributed earnings or losses of the subsidiary and unrealized appreciation or depreciation on common stocks are reflected as unrealized capital gains and losses directly in unassigned surplus.
Mortgage loans
Mortgage loans consist principally of commercial mortgage loans and are carried at the adjusted unpaid balances. The Company’s lending policies allow for primarily first-lien mortgages that generally do not exceed 77% of the fair market value of the property allowing for sufficient excess collateral to absorb losses should the Company be required to foreclose and take possession of the collateral. The mortgage portfolio invests primarily in larger metropolitan areas across the U.S. and is diversified by type of property. Property and casualty insurance is required on all properties covered by mortgage loans at least equal to the excess of the loan over the maximum loan which would be permitted by law on the land without the buildings. Interest income on non-performing loans is generally recognized on a cash basis.
Policy loans
Policy loans are carried at the unpaid principal balance to the extent it does not exceed the cash surrender value. Amounts in excess of cash surrender value are non-admitted.
Cash, cash equivalents and short-term investments
Cash and cash equivalents are stated at cost and short-term investments acquired with less than one year to maturity are stated at amortized cost.
Other invested assets
Other invested assets are comprised of limited partnerships, limited liability companies, residual equity interests, collateral loans, surplus notes and reverse mortgages. Limited partnerships and limited liability companies are valued in accordance with SSAP No. 48, Joint Ventures, Partnerships, and Limited Liability Companies and SSAP No. 97, Investments in Subsidiary, Controlled, and Affiliated Entities, a Replacement of SSAP No. 88 that allow the Company to carry these interests based on the underlying tax
19

MIDLAND NATIONAL LIFE INSURANCE COMPANY
(a wholly owned subsidiary of Sammons Financial Group, Inc.)
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
AS OF DECEMBER 31, 2022, 2021 and 2020
(Dollars in Thousands)

or GAAP audited equity of the investee. Residual equity interest, surplus notes and collateral loans are carried at amortized cost under SSAP No. 43R, SSAP No. 41R and SSAP No. 21R, respectively. The reverse mortgages are first liens on the related residential properties located primarily in California and Florida. These reverse mortgages are valued in accordance with SSAP No. 39, Reverse Mortgages that allow the Company to carry these securities at remaining principal balances. Income on reverse mortgages is recognized using effective yield based on the contractual interest rate and anticipated repayment of the mortgage.
Other-than-temporary impairment losses
The Company reviews its investments to determine if declines in fair value are other-than-temporary. If the fair value of a fixed income security is less than its amortized cost basis or an equity security is less than its original cost basis at the balance sheet date, the Company must assess whether the impairment is other-than-temporary.
The Company evaluates factors in its assessment of whether a decline in value is other-than-temporary. Some of the factors evaluated include the issuer’s ability to pay the amounts due according to the contractual terms of the investment, the length of time and magnitude by which the fair value is less than amortized cost, adverse conditions specifically related to the security, changes to the rating of the security by a rating agency, changes in the quality of underlying credit enhancements and changes in the fair value of the security subsequent to the balance sheet date.
When an other-than-temporary impairment (“OTTI”) has occurred, the amount of the impairment charged against earnings depends on whether the Company intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis. If the Company intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis, the entire impairment is recognized as a charge against earnings. If the Company does not intend to sell the security and it is not more likely than not it will be required to sell the security before recovery of its amortized cost basis, the impairment is bifurcated into an interest related loss and a non-interest related loss for loan-backed and structured securities. The non-interest related loss is measured as the difference between the present value of cash flows expected to be collected from the loan-backed security and the loan-backed security’s amortized cost. The amount of the non-interest related loss is recognized as a charge against earnings. The difference between the fair value of the impaired loan-backed security and the present value of cash flows expected to be collected is the interest related impairment. For stocks, non loan-backed and other than structured securities the impairment is not bifurcated and is charged against earnings.
The Company uses a single best estimate of cash flows approach and uses the effective yield prior to the date of impairment to calculate the present value of cash flows. The Company’s assumptions for residential mortgage-backed securities, commercial mortgage-backed securities, other asset-backed securities and collateralized debt obligations include collateral pledged, scheduled interest payments, default levels, delinquency rates and the level of nonperforming assets for the remainder of the investments’ expected term. The Company’s assumptions for corporate and other fixed maturity securities include scheduled interest payments and an estimated recovery value, generally based on a percentage return of the current market value.
20

MIDLAND NATIONAL LIFE INSURANCE COMPANY
(a wholly owned subsidiary of Sammons Financial Group, Inc.)
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
AS OF DECEMBER 31, 2022, 2021 and 2020
(Dollars in Thousands)

After an other-than-temporary write-down, the new cost basis is the prior amortized cost less the non-interest related loss. The adjusted cost basis is generally not adjusted for subsequent recoveries in fair value. However, if the Company can reasonably estimate future cash flows after a write-down and the expected cash flows indicate some or all of the non-interest related loss will be recovered, the discount or reduced premium recorded is amortized over the remaining life of the security. Amortization in this instance is computed using the prospective method and is determined based on the current estimate of the amount and timing of future cash flows.
For common and preferred stocks, OTTI has occurred when the Company determines that it does not have the ability or intent to hold the security until a recovery of the original cost or the Company determines that the security will not recover to original cost within a reasonable amount of time. The Company determines what constitutes a reasonable amount of time on a security by security basis by considering all available evidence including the length of time and magnitude by which the fair value of the security is less than original cost.
Investment income
Investment income is recorded when earned and includes interest and dividends received and accrued, amortization of purchased premium and accretion of discounts on securities, certain proceeds from derivatives and equity earnings from limited partnerships. Investment expenses are reported as a reduction in investment income.
Net realized investment gains (losses)
Realized capital gains and losses are determined on the basis of specific identification of the investments and are reported net of related federal income taxes and IMR.
Net unrealized investment gains (losses)
Unrealized capital gains and losses on bonds, preferred stocks, common stocks, derivatives that do not qualify for hedge accounting and other invested assets are reported as a component of surplus net of related income taxes.
See Note 3 for further discussion of the Company’s investments and investment income.
Derivatives and derivative instruments
Derivative instruments consist of options, futures, interest rate floors, interest rate swaps, and foreign currency forwards. Futures are reported at the cash balances held in counterparty variation margin accounts, which equals fair value. Options, interest rate floors, interest rate swaps and foreign currency forwards are reported at fair value, with the exception of call and put options which are carried in accordance with IAC191-97 as discussed in the prescribed practice footnote. The Company does not sell or settle its options prior to maturity.
The Company primarily uses derivative instruments to manage its fixed indexed and policy obligation interest guarantees and interest rate risks applicable to its investments. To mitigate these risks, the Company enters into interest rate swaps, interest rate floors, futures contracts and equity indexed call and
21

MIDLAND NATIONAL LIFE INSURANCE COMPANY
(a wholly owned subsidiary of Sammons Financial Group, Inc.)
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
AS OF DECEMBER 31, 2022, 2021 and 2020
(Dollars in Thousands)

put options. To qualify for hedge accounting, the Company is required to formally document the hedging relationship at the inception of each derivative transaction. This documentation includes the specific derivative instrument, risk management objective, hedging strategy, identification of the hedged item, specific risk being hedged and how effectiveness will be assessed. To be considered an effective hedge, the derivative must be highly effective in offsetting the variability of the cash flows or the changes in fair value of the hedged item. Effectiveness is evaluated on a retrospective and prospective basis. The Company has no derivatives that are accounted for under hedge accounting. The Company also uses foreign currency forwards to protect itself against currency fluctuations on financial instruments denominated in foreign currencies.
The agreements between the Company and its derivatives counterparties require the posting of collateral when the fair value of the derivative instruments exceeds the cost of the instruments. Collateral posted by counterparties is reported in the statements of admitted assets, liabilities, and capital and surplus as a component of cash, cash equivalents, and short-term investments with a corresponding liability reported as a component of repurchase agreements, FHLB advances and collateral on derivative instruments. Collateral posted by the Company is reported in the statements of admitted assets, liabilities, and capital and surplus as a component of other invested assets.
See Note 4 for further discussion of the Company’s derivatives and derivative instruments.
Accrued investment income
Accrued investment income consists of amounts due on invested assets. It excludes amounts the Company does not expect to receive or is 90 days past due.
Future policy benefits and policy and contract claims
Life, annuity, and accident and health benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that are intended to provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Iowa Insurance Division.
The liability for future policy benefits provides amounts adequate to discharge estimated future obligations on policies in force. Reserves for life policies issued through 2019 are computed principally by the Net Level Reserve Method and the Commissioners’ Reserve Valuation Method using interest rates ranging from 2.5% to 6.0% and mortality assumptions (primarily Commissioners' Standard Ordinary mortality tables 1941, 1958, 1980, 2001, 2017) as prescribed by regulatory authorities. Starting in 2020, reserves for life policy issues are calculated as the greatest of the stochastic, deterministic and net premium reserve as defined in VM-20. The stochastic and deterministic reserves are principles based reserves using prudent estimate assumptions for interest, mortality and other assumptions. The net premium reserve is calculated using rates of interest from 3.00% to 4.50% and 2017 Commissioners Standard Ordinary mortality.
The NAIC adopted revisions to Actuarial Guideline XXXVIII (“AG38”), effective December 31, 2012. AG38 8D applies to policies issued July 1, 2005 to December 31, 2012 containing secondary guarantees with multiple sets of charges. AG38 8D requires that for this business a company needs to calculate the reserve as it had as of December 31, 2011 (“2011 method”), as well as calculate the deterministic reserve
22

MIDLAND NATIONAL LIFE INSURANCE COMPANY
(a wholly owned subsidiary of Sammons Financial Group, Inc.)
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
AS OF DECEMBER 31, 2022, 2021 and 2020
(Dollars in Thousands)

as prescribed under the Valuation Manual (“VM method”) adopted by the NAIC on August 17, 2012, with prescribed changes to have projected asset yields and discount rates, and hold the greater of the two. The Company has calculated its gross and net of reinsurance reserves under both methods described above and holds the greater of the two reserves calculated on both a gross and net basis. The impact of performing the VM method calculations resulted in a gross reserve of $594,798 and a net reserve of $319,612 over what would have been calculated if only using the 2011 method as of December 31, 2022. The impact of performing the VM method calculations resulted in a gross reserve of $713,111 and a net reserve of $313,352 over what would have been calculated if only using the 2011 method as of December 31, 2021.
Reserves for deferred annuities are computed on the basis of interest rates ranging from 2.50% to 8.75% and the reserves for immediate annuities range from 1.00% to 11.25%.
The liability for policy and contract claims includes provisions for reported claims and estimates for claims incurred but not reported, based on the terms of the related policies and contracts and on prior experience. Claim liabilities are based on estimates and are subject to future changes in claim severity and frequency. Estimates are periodically reviewed and adjustments to such liabilities are reflected in current operations.
Reinsurance
For annuity coinsurance and life insurance mortality reinsurance arrangements, reinsurance premiums, claims and claim adjustment expenses are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains contingently liable for the liabilities ceded in the event the reinsurers are unable to meet their obligations under the reinsurance agreements. To limit the possibility of such losses, the Company evaluates the financial condition of its reinsurers and monitors its concentration of credit risk. The Company generally reinsures with companies rated “A” or better by A.M. Best. The Company monitors these ratings on an on-going basis as a reinsurer may be downgraded after an agreement has been entered.
Premiums and related costs
Premiums are recognized as revenue over the premium-paying period. Annuity considerations are recognized as revenue when received. Commissions and other costs applicable to the acquisition of policies are charged to operations as incurred.
Repurchase agreements
As part of its investment strategy, the Company enters into repurchase agreements to increase the Company’s investment return. The Company accounts for these transactions as secured borrowings, where the amount borrowed is tied to the fair value of the underlying collateral securities. Repurchase agreements involve a sale of securities and an agreement to repurchase the same securities at a later date at an agreed-upon price. These agreements are a bilateral trade agreement.
A majority of the Company’s repurchase agreement arrangements are for contractual terms of greater than one year. As a result, the par value and fair value of the securities sold under agreement to repurchase can change during the term of the repurchase agreement due to amortization, pay downs and changes in fair
23

MIDLAND NATIONAL LIFE INSURANCE COMPANY
(a wholly owned subsidiary of Sammons Financial Group, Inc.)
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
AS OF DECEMBER 31, 2022, 2021 and 2020
(Dollars in Thousands)

values. In situations where the underlying collateral subject to repurchase has a fair value greater or less than the contractual requirements under the repurchase agreement, the Company or counterparties are required to post additional collateral. Generally, the amount advanced by the counterparty cannot be less than 95% of the fair value of the underlying collateral sold under the agreement to repurchase.
Income taxes

Under SSAP No. 101, income taxes incurred are charged or credited to net income based upon amounts estimated to be payable or recoverable for the current year. The Company recognizes deferred income tax assets and liabilities for the expected future tax effects attributable to temporary differences between financial statement and tax return bases of assets and liabilities, based on enacted rates and other provisions of the tax laws. All changes in deferred tax assets and liabilities are reported directly in surplus, including the effect of a change in tax laws or rates in the period in which such change is enacted. Deferred tax assets are reduced by a valuation allowance if it is more likely than not that all or some portion of the deferred tax assets will not be realized. Adjusted deferred income tax assets, after valuation allowance, are further subjected to an admissibility test. Admitted adjusted deferred tax assets are limited to (1) the amount of federal income taxes paid in prior year that can be recovered through loss carrybacks for existing temporary differences that reverse during a timeframe corresponding with IRS tax loss carryback provisions, which currently allow only capital loss carrybacks, plus (2) the lesser of the remaining gross deferred income taxes expected to be realized within three years of the balance sheet date or 15% of adjusted capital and surplus, plus (3) the amount of remaining gross deferred income tax assets that can be offset against existing deferred income tax liabilities. The remaining deferred income tax assets in excess of the above are non-admitted.The Company files a consolidated federal income tax return with its subsidiaries, MNL Re, Solberg Re and Canal Re.
If applicable, the Company’s liability for income taxes would include a liability for uncertain tax positions, interest and penalties which relate to tax years still subject to review by the IRS or other taxing jurisdictions.
See Note 13 for the Company’s SSAP No. 101 calculation.
Variable life and annuity products
A portion of the separate accounts held by the Company are funds on which investment income and gains or losses accrue directly to certain policyholders. The assets of these accounts are legally separated and are not subject to the claims that may arise out of any other business of the Company. The Company reports these separate account assets at fair value; the underlying investment risks are assumed by the policyholders. The fair value of the variable separate accounts assets are based on market quoted net asset values of the underlying mutual funds. The Company records the related liabilities at amounts equal to the fair value of the underlying assets. The Company reflects these assets and liabilities in the separate account assets and liabilities lines in the statements of admitted assets, liabilities and capital and surplus. The Company records the fees earned for administrative and contract holder services performed for the separate accounts in other income of the statements of operations.
Separate accounts guaranteed by the general account
Another portion of the separate accounts held by the Company relates to individual bank owned life insurance policies that are non-indexed with fixed guarantees, pension risk transfer policies and registered
24

MIDLAND NATIONAL LIFE INSURANCE COMPANY
(a wholly owned subsidiary of Sammons Financial Group, Inc.)
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
AS OF DECEMBER 31, 2022, 2021 and 2020
(Dollars in Thousands)

index-linked annuities. The assets in these separate accounts are carried at book value in accordance with the prescribed practice promulgated by the State of Iowa except for derivatives in the RILA separate account that are held at market value. The Company assumes the underlying risk for the performance of the assets in these separate accounts. The Company reflects these assets and liabilities in the separate account assets and liabilities lines in the statements of admitted assets, liabilities and capital and surplus.
2.FAIR VALUE OF FINANCIAL INSTRUMENTS
The carrying value and estimated fair value of the Company’s financial instruments are as follows:

	December 31, 2022
Type of Financial Instrument	Estimated Fair Value	Carrying Value	(Level 1)	(Level 2)	(Level 3)	Not Practicable (Carrying Value)

Financial assets:
Bonds	$48,930,547	$56,710,124	$—	$44,114,787	$4,815,760	$—
Preferred stocks	1,601,753	1,653,807	—	1,594,819	6,934	—
Common stocks	309,008	309,008	172,306	132,912	3,790	—
Mortgage loans	3,666,321	3,835,425	—	3,666,321	—	—
Policy loans	459,745	459,745	—	459,745	—	—
Cash, cash equivalents and short-term investments	720,895	722,450	477,259	243,636	—	—
Derivative instruments	555,182	621,508	4,342	550,840	—	—
Other invested assets	1,478,247	1,585,747	—	774,261	703,986	17,133
Separate accounts	5,715,998	6,170,040	2,755,051	2,822,444	138,503	—

Financial liabilities:
Liabilities for deposit-type contracts	$486,123	$479,550	$—	$—	$486,123	$—
Repurchase agreements, FHLB advances and collateral on derivative instruments	7,838,841	8,029,978	151,286	7,687,555	—	—
Derivative instruments	243,868	286,138	—	243,868	—	—
25

MIDLAND NATIONAL LIFE INSURANCE COMPANY
(a wholly owned subsidiary of Sammons Financial Group, Inc.)
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
AS OF DECEMBER 31, 2022, 2021 and 2020
(Dollars in Thousands)

	December 31, 2021
Type of Financial Instrument	Estimated Fair Value	Carrying Value	(Level 1)	(Level 2)	(Level 3)	Not Practicable (Carrying Value)

Financial assets:
Bonds	$56,068,894	$52,703,583	$—	$50,307,608	$5,761,286	$—
Preferred stocks	1,941,730	1,920,572	—	1,941,667	63	—
Common stocks	601,668	601,668	462,642	132,912	6,114	—
Mortgage loans	3,698,314	3,663,334	—	3,698,314	—	—
Policy loans	416,799	416,799	—	416,799	—	—
Cash, cash equivalents and short-term investments	2,029,804	2,029,737	1,218,011	811,793	—	—
Derivative instruments	1,539,198	519,979	63,187	1,476,011	—	—
Other invested assets	1,619,702	1,455,268	—	965,207	654,495	22,606
Separate accounts	6,825,498	6,530,759	3,383,808	3,255,359	186,331	—

Financial liabilities:
Liabilities for deposit-type contracts	$592,365	$585,759	$—	$—	$592,365	$—
Repurchase agreements, FHLB advances and collateral on derivative instruments	7,929,391	7,932,459	350,759	7,578,632	—	—
Derivative instruments	693,801	158,438	—	693,801	—	—
Included in various investment related line items in the statements of admitted assets, liabilities and capital and surplus are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value, such as when impaired, or for certain bonds and preferred stocks when carried at the lower of cost or fair value.
The Company has certain financial instruments for which it is not practicable to estimate fair value. These instruments are Build America Bond tax credits that have been stripped from the principal portion of the bond. The tax credits are nontransferable. Therefore, there is no active market for the tax credits and the fair value is not readily estimable.
Fair value measurements
Fair value is based on an exit price, which is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value guidance also establishes a hierarchical disclosure framework which prioritizes and ranks the level of market price observability used in measuring financial instruments at fair value. Market price observability is affected by a number of factors, including the type of instrument and the characteristics specific to the instrument. Financial instruments with readily available active quoted prices or for which fair value can be measured from actively quoted prices generally will have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.
The Company determines the fair value of its investments, in the absence of observable market prices, using the valuation methodologies described below applied on a consistent basis. For some investments,
26

MIDLAND NATIONAL LIFE INSURANCE COMPANY
(a wholly owned subsidiary of Sammons Financial Group, Inc.)
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
AS OF DECEMBER 31, 2022, 2021 and 2020
(Dollars in Thousands)

market activity may be minimal or nonexistent and management’s determination of fair value is then based on the best information available in the circumstances and may incorporate management’s own assumptions, which involves a significant degree of judgment.
Investments for which market prices are not observable are generally private investments, securities valued using non-binding broker quotes, or securities with very little trading activity. Fair values of private investments are determined by reference to public market or private transactions or valuations for comparable companies or assets in the relevant asset class when such amounts are available. If these are not available, a discounted cash flow analysis using interest spreads adjusted for the maturity/average life differences may be used. Spread adjustments are intended to reflect an illiquidity premium and take into account a variety of factors including but not limited to senior unsecured versus secured, par amount outstanding, number of holders, maturity, average life, composition of lending group, debt rating, credit default spreads, default rates and credit spreads applicable to the security sector. These valuation methodologies involve a significant degree of judgment.
Financial instruments measured and reported at fair value are classified and disclosed in one of the following categories:
Level 1 – Quoted prices are available in active markets that the Company has the ability to access for identical financial instruments as of the reporting date. The types of financial instruments included in Level 1 are listed equities, mutual funds, money market funds, non-interest bearing cash, exchange traded futures and separate account assets. As required by the fair value measurements guidance, the Company does not adjust the quoted price for these financial instruments, even in situations where it holds a large position and a sale could reasonably impact the quoted price.
Level 2 – Fair values are based on quoted prices for similar assets or liabilities in active and inactive markets. Inactive markets involve few transactions for similar assets or liabilities and the prices are not current or price quotations vary substantially over time or among market makers, which would include some broker quotes. Level 2 inputs also include corroborated market data such as interest rate spreads, yield curves, volatilities, prepayment speeds, credit risks and default rates. Financial instruments that are generally included in this category include corporate bonds, asset-backed securities, CMOs, short-term investments, less liquid and restricted equity securities and over-the-counter derivatives.
Level 3 – Pricing inputs are unobservable for the financial instrument and include situations where there is little, if any, market activity for the financial instrument. These inputs may reflect the Company’s estimates of the assumptions that market participants would use in valuing the financial instruments. Financial instruments that are included in this category generally include private corporate securities and collateralized debt obligations.
In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, a financial instrument’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the financial instrument. From time to time there may be movements between levels as inputs become more or less observable, which may depend on several factors including the activity of the market for the specific security, the activity of the market for similar securities, the level of risk spreads and the source of the information from which the Company obtains the information.
27

MIDLAND NATIONAL LIFE INSURANCE COMPANY
(a wholly owned subsidiary of Sammons Financial Group, Inc.)
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
AS OF DECEMBER 31, 2022, 2021 and 2020
(Dollars in Thousands)

The Company relies on third party pricing services and independent broker quotes to value bonds and equity securities. The third party pricing services use discounted cash flow models or the market approach to value the securities when the securities are not traded on an exchange. The following characteristics are considered in the valuation process: benchmark yields, reported trades, issuer spreads, bids, offers, benchmark and comparable securities, estimated cash flows and prepayment speeds.
The Company performs both quantitative and qualitative analysis of the prices. The review includes initial and ongoing review of the third party pricing methodologies, back testing of recent trades, and review of pricing trends and statistics.
The following tables summarize the valuation of the Company’s financial instruments carried at fair value as presented in the statements of admitted assets, liabilities and capital and surplus, by the fair value hierarchy levels defined in the fair value measurements guidance. Methods and assumptions used to determine the fair values are described in Note 1.

	December 31, 2022
	Level 1		Level 2		Level 3	Net Asset Value	Total
Financial assets (carried at fair value):
Bonds - industrial & miscellaneous	$—		$4,516		$11,304	$—	$15,820
Preferred stocks	—		1,364,999		—	—	1,364,999
Common stocks - other	172,306		132,912		3,790	—	309,008
Derivative instruments - interest rate floors and swaps	—		14,950		—	—	14,950
Derivative instruments - foreign exchange forwards	—		1,835		—	—	1,835
Derivative instruments - futures	4,342		—		—	—	4,342
Separate account assets (a)	2,684,558		—		—	—	2,684,558

Financial liabilities (carried at fair value):
Derivative instruments - interest rate floors and swaps	$—	12,530	$12,530	—	$—	$—	$12,530
Derivative instruments - foreign exchange forwards	—		1,678		—	—	1,678
28

MIDLAND NATIONAL LIFE INSURANCE COMPANY
(a wholly owned subsidiary of Sammons Financial Group, Inc.)
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
AS OF DECEMBER 31, 2022, 2021 and 2020
(Dollars in Thousands)

	December 31, 2021
	Level 1	Level 2	Level 3	Net Asset Value	Total
Financial assets (carried at fair value):
Bonds - industrial & miscellaneous	$—	$18,943	$—	$—	$18,943
Preferred stocks	—	1,291,747	—	—	1,291,747
Common stocks - other	462,642	132,912	6,114	—	601,668
Derivative instruments - interest rate floors and swaps	—	4,988	—	—	4,988
Derivative instruments - foreign exchange forwards	—	518	—	—	518
Derivative instruments - futures	63,187	—	—	—	63,187
Separate account assets (a)	3,318,004	—	—	—	3,318,004

Financial liabilities (carried at fair value):
Derivative instruments - foreign exchange forwards	$—	$2,239	$—	$—	$2,239
(a)Fair values and changes in fair values of separate account assets generally accrue directly to policyholders and are not included in the Company’s revenues, benefits, expenses or surplus. The amounts shown in the previous tables include only the assets for the variable life insurance and variable annuity separate accounts; the amounts exclude the assets for the separate accounts guaranteed by the general account.
Included in bonds are those that have been impaired at the reporting date or NAIC 6 and are carried at fair value. SVO valuations are used for some bonds when available. SVO valuations are based upon publicly available prices for identical or similar assets or on valuation models or matrices using observable inputs. Bonds not valued using SVO valuations are those that have been impaired but not designated as in default by the SVO. Fair values for such securities may be determined utilizing unobservable inputs.

29

MIDLAND NATIONAL LIFE INSURANCE COMPANY
(a wholly owned subsidiary of Sammons Financial Group, Inc.)
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
AS OF DECEMBER 31, 2022, 2021 and 2020
(Dollars in Thousands)

The changes in financial instruments measured at fair value, excluding accrued interest income, for which Level 3 inputs were used to determine fair value are as follows:

	December 31, 2022
	Beginning Balance	Transfers into Level 3	Transfers out of Level 3	Total gains and (losses) included in Net Income	Total gains and (losses) in Surplus	Purchases	Sales	Ending Balance
Financial assets (carried at fair value):
Bonds - industrial & miscellaneous	$—	$11,304	$—	$—	$—	$—	$—	$11,304
Common stocks - other	6,114	—	—	—	(948)	73	(1,449)	3,790
Total assets	$6,114	$11,304	$—	$—	$(948)	$73	$(1,449)	$15,094

	December 31, 2021
	Beginning Balance	Transfers into Level 3	Transfers out of Level 3	Total gains and (losses) included in Net Income	Total gains and (losses) in Surplus	Purchases	Sales	Ending Balance
Financial assets (carried at fair value):
Bonds - industrial & miscellaneous	$7,430		$(7,366)	$—	$—	$—	$(64)	$—
Common stocks - other	10,920	—	—	—	(119)	611	(5,298)	6,114
Total assets	$18,350	$—	$(7,366)	$—	$(119)	$611	$(5,362)	$6,114
30

MIDLAND NATIONAL LIFE INSURANCE COMPANY
(a wholly owned subsidiary of Sammons Financial Group, Inc.)
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
AS OF DECEMBER 31, 2022, 2021 and 2020
(Dollars in Thousands)

3.INVESTMENTS AND INVESTMENT INCOME
Bond and stock investments
The admitted value, gross unrealized gains, gross unrealized losses and estimated fair value of investments in bonds and preferred stocks are as follows:

	December 31, 2022
	Admitted Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
Bonds
U.S. governments	$3,372,011	$4,027	$730,439	$2,645,599
All other governments	1,303,556	1,720	343,952	961,324
U.S. special revenue & special assessment obligations, non-guaranteed	12,642,252	120,823	1,658,597	11,104,478
Industrial and miscellaneous	37,734,661	104,779	5,214,106	32,625,334
Bank loans	1,292,873	8,857	52,730	1,249,000
Parent, subsidiaries and affiliates	364,771	2,469	22,428	344,812
Total bonds	$56,710,124	$242,675	$8,022,252	$48,930,547

Preferred stocks	$1,653,807	$912	$52,966	$1,601,753

	December 31, 2021
	Admitted Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
Bonds
U.S. governments	$3,485,470	$218,310	$37,105	$3,666,675
All other governments	1,319,534	28,222	30,176	1,317,580
U.S. special revenue & special assessment obligations, non-guaranteed	12,747,547	1,415,505	24,907	14,138,145
Industrial and miscellaneous	33,219,007	1,962,455	203,510	34,977,952
Bank loans	1,532,074	28,429	7,333	1,553,170
Parent, subsidiaries and affiliates	399,951	15,789	368	415,372
Total bonds	$52,703,583	$3,668,710	$303,399	$56,068,894

Preferred stocks	$1,920,572	$23,087	$1,929	$1,941,730
31

MIDLAND NATIONAL LIFE INSURANCE COMPANY
(a wholly owned subsidiary of Sammons Financial Group, Inc.)
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
AS OF DECEMBER 31, 2022, 2021 and 2020
(Dollars in Thousands)

The cost and admitted value of common stocks - subsidiaries and common stocks - other are as follows:

	December 31, 2022
	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Admitted Value
Subsidiaries	$101,422	$163,487	$—	$264,909
Other	340,438	18	31,448	309,008
Total	$441,860	$163,505	$31,448	$573,917

	December 31, 2021
	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Admitted Value
Subsidiaries	$101,422	$168,444	$—	$269,866
Other	590,368	16,120	4,820	601,668
Total	$691,790	$184,564	$4,820	$871,534
The admitted value and estimated fair value of investments in bonds, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties:

	2022
	Admitted Value	Estimated Fair Value

Due in one year or less	$647,759	$643,800
Due after one year through five years	4,942,884	4,821,057
Due after five years through ten years	6,982,739	6,253,777
Due after ten years	29,947,902	24,561,394
Securities not due at a single maturity date (primarily mortgage-backed securities)	14,188,840	12,650,519
Total bonds	$56,710,124	$48,930,547

As of December 31, 2022, the Company had 17 Bonds rated 5GI with a book adjusted carrying value of $116,435 and fair value of $96,426. There were no preferred stocks rated 5GI as of December 31, 2022. As of December 31, 2021, the Company had 23 Bonds rated 5GI with a book adjusted carrying value of $87,192 and fair value of $87,267 and 1 preferred stock carried at amortize cost with book adjusted carrying value of $494 and fair value of $62.
32

MIDLAND NATIONAL LIFE INSURANCE COMPANY
(a wholly owned subsidiary of Sammons Financial Group, Inc.)
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
AS OF DECEMBER 31, 2022, 2021 and 2020
(Dollars in Thousands)

Gross unrealized losses
The Company’s gross unrealized losses and estimated fair value on its bonds and preferred stocks, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, are as follows:

	December 31, 2022
	Less than 12 Months		12 Months or More		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
Bonds
U.S. governments	$1,632,556	$337,322	$800,744	$393,117	$2,433,300	$730,439
All other governments	591,550	179,751	346,675	164,201	938,225	343,952
U.S. special revenue & special assessment obligations, non-guaranteed	7,986,743	1,242,951	877,623	415,646	8,864,366	1,658,597
Industrial and miscellaneous	23,298,708	3,559,964	6,319,592	1,654,142	29,618,300	5,214,106
Bank loans	784,235	40,296	158,788	12,434	943,023	52,730
Parent, subsidiaries and affiliates	85,870	20,867	48,004	1,561	133,874	22,428
Total bonds	34,379,662	5,381,151	8,551,426	2,641,101	42,931,088	8,022,252

Preferred stocks - redeemable	184,634	52,966	—	—	184,634	52,966
Total bonds and preferred stocks	$34,564,296	$5,434,117	$8,551,426	$2,641,101	$43,115,722	$8,075,218
33

MIDLAND NATIONAL LIFE INSURANCE COMPANY
(a wholly owned subsidiary of Sammons Financial Group, Inc.)
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
AS OF DECEMBER 31, 2022, 2021 and 2020
(Dollars in Thousands)

	December 31, 2021
	Less than 12 Months		12 Months or More		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
Bonds
U.S. government	$1,077,586	$21,013	$277,932	$16,092	$1,355,518	$37,105
All other governments	458,883	25,936	59,771	4,240	518,654	30,176
U.S. special revenue & special assessment obligations, non-guaranteed	1,216,700	21,637	70,974	3,270	1,287,674	24,907
Industrial and miscellaneous	7,389,789	123,214	2,247,933	80,296	9,637,722	203,510
Bank loans	179,240	4,452	35,585	2,881	214,825	7,333
Parent, subsidiaries and affiliates	—	—	67,237	368	67,237	368
Total bonds	10,322,198	196,252	2,759,432	107,147	13,081,630	303,399

Common stocks - unaffiliated	98,478	2,895	583	4,825	99,061	7,720

Preferred stocks	499,981	1,923	7,003	6	506,984	1,929
Total bonds, common and preferred stocks	$10,920,657	$201,070	$2,767,018	$111,978	$13,687,675	$313,048

At December 31, 2022, the Company held 16,108 positions in bonds and preferred stocks. The table above includes 13,658 positions of 1,652 issuers as of December 31, 2022. As of December 31, 2022, 87% of the unrealized losses on bonds were securities rated investment grade. Investment grade securities are defined as those securities rated 1 or 2 by the SVO. Preferred stocks in the above table consist primarily of non-redeemable preferred stocks. At December 31, 2022, bonds and preferred stocks in an unrealized loss position had fair value equal to 84% of amortized cost.
The following summarizes the unrealized losses by investment category as of December 31, 2022.
U.S. government
The unrealized losses on U.S. government securities represent 9% of total unrealized losses at December 31, 2022. The total unrealized losses in this category have increased at December 31, 2022 compared to December 31, 2021. The unrealized losses are due to securities with book yields lower than the market yield available on similar securities at December 31, 2022. Interest rates increased significantly during 2022 causing decreases in the fair values of U.S. government securities held compared to 2021. The previous table indicates 46% of the unrealized losses have been in an unrealized loss position for twelve months or less. The Company took impairment losses of $6,653 in 2022 on U.S. government securities due to the intent to sell those securities. The Company does not intend to sell and has the ability to retain all other U.S. government securities until recovery of each security’s amortized cost; therefore, the
34

MIDLAND NATIONAL LIFE INSURANCE COMPANY
(a wholly owned subsidiary of Sammons Financial Group, Inc.)
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
AS OF DECEMBER 31, 2022, 2021 and 2020
(Dollars in Thousands)

securities in these categories are not considered to be other-than-temporarily impaired at December 31, 2022.
All other governments
The unrealized losses on all other governments represent 4% of total unrealized losses at December 31, 2022. The total unrealized losses in this category have increased at December 31, 2022 compared to December 31, 2021. The unrealized losses are applicable to securities with yields lower than the market yield available on similar securities at December 31, 2022. Interest rates increased significantly during 2022 causing decreases in the fair values of all other government securities held compared to 2021. The previous table indicates 52% of the unrealized losses have been in an unrealized loss position for twelve months or less. The Company does not intend to sell and has the ability to retain the investment until recovery of each security’s amortized cost; therefore, the securities in these categories are not considered to be other-than-temporarily impaired at December 31, 2022.
U.S. special revenue and special assessment obligations, non-guaranteed
The unrealized losses on U.S. special revenue and special assessment obligations, non-guaranteed, represent 21% of total unrealized losses at December 31, 2022. The total unrealized losses in this category have increased at December 31, 2022 compared to December 31, 2021. The unrealized losses are applicable to securities with book yields higher than the market yield available on similar securities at December 31, 2022. Interest rates increased significantly during 2022 causing decreases in the fair values of U.S. special revenue and special assessment obligations, non-guaranteed securities held compared to 2021. The table indicates 75% of the unrealized losses have been in an unrealized loss position for twelve months or less. The Company recognized OTTI of $6,098 on these securities in 2022. For loan-backed and structured securities, the analysis includes comparing the present value of future cash flows to the security’s amortized cost. In all other cases, if the Company does not intend to sell the securities prior to recovery and has the ability to retain the investment until recovery of the security’s amortized cost, the security is not considered to be other-than-temporarily impaired.
Industrial and miscellaneous
The unrealized losses on industrial and miscellaneous, represent 65% of unrealized losses at December 31, 2022 and are primarily in corporate bonds, private asset backed securities and collateralized debt obligations backed by various assets. The unrealized losses in this category have increased at December 31, 2022 compared to December 31, 2021. Interest rates increased significantly during 2022 causing decreases in the fair values of industrial and miscellaneous securities held compared to 2021. The table indicates 68% of the unrealized losses have been in an unrealized loss position for twelve months or less. The Company reviews its security positions with unrealized losses on an on-going basis and recognizes OTTI if evidence indicates a loss will be incurred. In 2022, the Company recognized OTTI of $72,502 on industrial and miscellaneous securities. In all other cases, if the Company does not intend to sell the securities prior to recovery and has the intent and ability to retain the investment until recovery of the security’s amortized cost; the security is not considered to be other-than-temporarily impaired.
35

MIDLAND NATIONAL LIFE INSURANCE COMPANY
(a wholly owned subsidiary of Sammons Financial Group, Inc.)
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
AS OF DECEMBER 31, 2022, 2021 and 2020
(Dollars in Thousands)

Bank loans
The unrealized losses on bank loans, represent 1% of unrealized losses at December 31, 2022. The unrealized losses in this category have increased slightly at December 31, 2022 compared to December 31, 2021. The table indicates 76% of the unrealized losses have been in an unrealized loss position for less than twelve months. Interest rates increased significantly during 2022 causing decreases in the fair values of bank loans held compared to 2021. The Company recognized OTTI of $5,478 on bank loans in 2022. In all other cases, if the Company does not intend to sell the securities prior to recovery and has the ability to retain the investment until recovery of the security’s amortized cost; the security is not considered to be other-than-temporarily impaired
Parent, subsidiaries and affiliates
The unrealized losses on parent, subsidiaries and affiliates, represent less than 1% of unrealized losses at December 31, 2022. The unrealized losses in this category have increased at December 31, 2022 compared to December 31, 2021. The table indicates 93% of the unrealized losses have been in an unrealized loss position for less than twelve months. The Company does not intend to sell and has the ability to retain the investment until recovery of each security’s amortized cost; therefore, the securities in these categories are not considered to be other-than-temporarily impaired at December 31, 2022.
Preferred stocks
This category, which represents 1% of unrealized losses at December 31, 2022, consists of perpetual and redeemable preferred stocks in the industrial and miscellaneous sector, primarily financial institutions. The unrealized losses in this category have increased at December 31, 2022 compared to December 31, 2021. The table indicates 100% of the unrealized losses have been in an unrealized loss position for less than twelve months. The Company reviews its security positions with unrealized losses on an on-going basis and recognizes OTTI if evidence indicates a loss will be incurred. The Company does not intend to sell and has the ability to retain the investment until recovery of each security’s amortized cost; therefore, the securities in these categories are not considered to be other-than-temporarily impaired at December 31, 2022.

36

MIDLAND NATIONAL LIFE INSURANCE COMPANY
(a wholly owned subsidiary of Sammons Financial Group, Inc.)
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
AS OF DECEMBER 31, 2022, 2021 and 2020
(Dollars in Thousands)

Other-than-temporary impairments
As a result of the Company’s review of OTTI of investment securities, OTTI recognized on loan-backed and structured securities is summarized in the following table:

CUSIP	Book/Adjusted Carrying Value Amortized Cost Before Current Period OTTI	Recognized Other- Than-Temporary Impairment	Amortized Cost After Other-Than- Temporary Impairment	Fair Value at time of OTTI	Date of Financial Statement Where Reported
00038RAB2	$8,458	$5,155	$3,303	$5,697	3/31/2022
00256DAA0	6,162	2,582	3,579	3,957	3/31/2022
00037UAC4	2,866	2,866	—	2,013	3/31/2022
BGH5C2LS3	5,019	2,443	2,576	1,918	6/30/2022
82323MAA7	16,919	5,193	11,726	11,124	6/30/2022
000366AA2	17,843	602	17,241	14,158	9/30/2022
BGH3LP5T3	1,390	1,361	29	114	9/30/2022
BGH5C2LS3	2,576	2,485	92	1,075	9/30/2022
00192JAE6	1,858	736	1,122	1,122	12/31/2022
02660TFJ7	1,809	512	1,297	1,281	12/31/2022
04301YAA1	14,163	6,825	7,338	7,339	12/31/2022
136040AA0	4,628	2,848	1,780	1,780	12/31/2022
14856EAE5	5,065	604	4,460	2,040	12/31/2022
233046AF8	18,764	1,708	17,056	17,056	12/31/2022
25755TAH3	30,956	2,587	28,369	28,369	12/31/2022
313637PZ7	23,121	1,184	21,936	21,936	12/31/2022
313637VK3	11,410	480	10,930	10,929	12/31/2022
31377U6E8	2,228	96	2,132	2,132	12/31/2022
3138LM6A6	7,395	431	6,964	6,964	12/31/2022
3138LMSU8	8,002	458	7,544	7,544	12/31/2022
3138LND24	1,941	102	1,840	1,837	12/31/2022
3138LNEJ6	3,703	211	3,492	3,485	12/31/2022
3138LNMY4	12,904	739	12,165	12,165	12/31/2022
3138LNQ46	7,048	346	6,702	6,692	12/31/2022
3140HRLW1	6,813	389	6,424	6,415	12/31/2022
3140HTS67	5,927	351	5,576	5,568	12/31/2022
440405AE8	22,968	386	22,582	17,323	12/31/2022
61752RAJ1	2,167	838	1,329	1,324	12/31/2022
69121PCH4	1,437	296	1,141	1,139	12/31/2022
74927XAE2	375	131	244	243	12/31/2022
82323MAA7	10,861	2,536	8,325	8,325	12/31/2022
863579Y69	1,308	229	1,079	1,064	12/31/2022
92919MAA6	18,000	63	17,937	17,937	12/31/2022
		$47,773
37

MIDLAND NATIONAL LIFE INSURANCE COMPANY
(a wholly owned subsidiary of Sammons Financial Group, Inc.)
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
AS OF DECEMBER 31, 2022, 2021 and 2020
(Dollars in Thousands)

All of the impairments in the table above were recognized due to the inability or lack of intent to retain the investment in the security for a period of time sufficient to recover the amortized cost basis of the security.
Net investment income and net realized capital gains (losses)
The major categories of net investment income reflected in the statements of operations are summarized as follows:

	2022	2021	2020
Bonds	$2,351,761	$2,313,227	$2,058,710
Preferred stocks	88,961	79,100	25,166
Common stocks - other	15,105	13,208	11,850
Mortgage loans	183,527	188,120	204,361
Real estate	6,525	10,074	2,607
Policy loans	23,969	21,190	22,860
Cash, cash equivalents and short-term investments	6,106	2,397	5,046
Derivative instruments	(403,530)	764,920	100,840
Other invested assets	197,483	289,754	127,347
Other investment income	3,283	2,318	1,152
Total gross investment income	2,473,190	3,684,308	2,559,939
Less: Investment expenses	284,294	233,552	239,727
Net investment income	$2,188,896	$3,450,756	$2,320,212
Investment expenses consist primarily of investment advisory fees, interest expense on repurchase agreements, interest expense on FHLB advances, interest on surplus notes, interest related to derivative collateral liabilities and other expenses related to the administration of investments.
The Company recognized $22,546, $76,125, and $16,408 of net investment income for the years ended December 31, 2022, 2021, and 2020, respectively related to prepayment penalties or acceleration fees on bonds in the general account that were called. The total number of called bonds in the general account were 30, 83, and 58 for the years ended December 31, 2022, 2021, and 2020, respectively.
The Company recognized $678, $3,225, and $523 of net investment income for the years ended December 31, 2022, 2021, and 2020, respectively related to prepayment penalties or acceleration fees on bonds in the separate account that were called. The total number of called bonds in the separate account were 7, 16, and 7 for the years ended December 31, 2022, 2021, and 2020, respectively.
38

MIDLAND NATIONAL LIFE INSURANCE COMPANY
(a wholly owned subsidiary of Sammons Financial Group, Inc.)
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
AS OF DECEMBER 31, 2022, 2021 and 2020
(Dollars in Thousands)

The major categories of net realized capital gains (losses) reflected in the statements of operations are summarized as follows:

	2022	2021	2020
Bonds	$(232,283)	$666,002	$(59,149)
Preferred stocks	(511)	3,713	13,775
Common stocks - other	(1,450)	17,119	(40)
Mortgage loans	(70)	13,022	(57,455)
Real Estate	—	—	63
Short-term investments	(23)	599	3
Derivative instruments	13,952	3,604	(1,382)
Other invested assets	362	27,039	(46,265)
Realized capital gains (losses)	(220,023)	731,098	(150,450)
Income tax effects	30,414	(180,995)	(7,780)
Amounts transferred to IMR (net of federal income taxes of $(41,769), $153,881 and $9,193)	157,131	(578,886)	(34,584)
Net realized capital losses	$(32,478)	$(28,783)	$(192,814)
Proceeds from the sale of investments in bonds and the gross gains and losses realized on these sales (excluding OTTI losses, maturities, calls, exchanges and prepayments) were as follows:

	2022	2021	2020
Proceeds from sales	$7,633,843	$7,345,316	$4,076,564
Gross realized gains	101,055	742,989	76,899
Gross realized losses	(231,403)	(38,326)	(95,042)
The gross realized gains (losses) on the bonds represent the difference between the proceeds from the sale of the bonds and the basis of the bonds, which is primarily amortized cost.
Mortgage loans
The following table summarizes the Company’s mortgage loans by property type:

	2022		2021
	Carrying Value	% of Total	Carrying Value	% of Total
Office	$1,679,943	44%	$1,414,498	39%
Retail	770,983	20%	751,517	21%
Hotel	646,030	17%	537,453	15%
Industrial	302,512	8%	324,901	8%
Multi-family	275,721	7%	419,901	11%
Other	123,418	3%	179,145	5%
Medical	36,818	1%	37,893	1%
Total	$3,835,425	100%	$3,665,308	100%
39

MIDLAND NATIONAL LIFE INSURANCE COMPANY
(a wholly owned subsidiary of Sammons Financial Group, Inc.)
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
AS OF DECEMBER 31, 2022, 2021 and 2020
(Dollars in Thousands)

Mortgage loans by United States geographic locations are as follows:

	2022		2021
	Carrying Value	% of Total	Carrying Value	% of Total
Pacific	$1,061,650	27%	$1,109,602	30%
South Atlantic	946,011	25%	1,150,440	31%
Middle Atlantic	914,950	24%	459,839	13%
Mountain	364,931	10%	376,391	10%
New England	167,405	4%	216,389	6%
East South Central	136,932	4%	43,000	1%
East North Central	120,789	3%	143,258	4%
West North Central	75,909	2%	58,205	2%
West South Central	46,848	1%	108,184	3%
	$3,835,425	100%	$3,665,308	100%

The Company’s mortgage loans by origination year are as follows:

	Carrying Value	% of Total
2022	$862,881	22%
2021	346,420	9%
2020	138,752	4%
2019	450,629	12%
2018 and prior	2,036,743	53%
	$3,835,425	100%
The Company has no outstanding commitments on mortgage loans at December 31, 2022.
Any loan delinquent on contractual payments over 90 days past due is considered non-performing. At December 31, 2022 and 2021, there were no non-performing commercial mortgage loans that were over 90 days past due on contractual payments.
Mortgage loan equivalent ratings are based on the expected loss of the security rather than the probability of defaults. Ratings are assessed by looking at the financial condition of the borrower to make required payments, including the value of the underlying collateral, the market in which the collateral is operating and the level of associated debt.
40

MIDLAND NATIONAL LIFE INSURANCE COMPANY
(a wholly owned subsidiary of Sammons Financial Group, Inc.)
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
AS OF DECEMBER 31, 2022, 2021 and 2020
(Dollars in Thousands)

Information regarding the Company’s credit quality indicators for its recorded investment in mortgage loans, gross of valuation allowances is as follows:

	December 31, 2022		December 31, 2021
	Carrying Value	% of Total	Carrying Value	% of Total
Internal credit risk grade:
CM1	$1,487,058	39%	1,671,999	46%
CM2	2,099,831	54%	1,747,770	48%
CM3	191,230	5%	234,942	6%
CM4	37,742	1%	10,597	0%
In or near default	19,564	1%	—	0%
Total mortgage loans	$3,835,425	100%	$3,665,308	100%
The Company acquired 13 new commercial mortgage loans in 2022 with interest rates ranging from 3.05% to 9.97%.
Information regarding the Company’s loan to value ratio for its recorded investment in mortgage loans, gross of valuation allowances is as follows:

	December 31, 2022		December 31, 2021
	Carrying Value	% of Total	Carrying Value	% of Total
Less than 50%	$452,291	12%	$460,038	13%
50% to 60%	1,780,787	46%	1,566,825	43%
61% to 70%	1,535,983	40%	1,555,536	42%
71% to 80%	46,800	1%	82,909	2%
81% to 90%	—	0%	—	0%
91% to 100%	19,564	1%	—	0%
Total mortgage loans	$3,835,425	100%	$3,665,308	100%
The loan-to-value ratio is determined using the most recent appraised value. Appraisals are updated periodically when there is an indication of a possible significant collateral decline or there are loan modifications or refinance requests. A loan-to-value ratio in excess of 100% indicates the unpaid loan amount exceeds the underlying collateral.
The Company reviews its mortgage loans for impairment on an on-going basis. It considers such factors as delinquency of payments, decreases in the value of underlying properties, the financial condition of the mortgagor and the impact of general economic conditions in the geographic areas of the properties collateralizing the mortgages. Once the determination is made that a mortgage loan is impaired, the primary consideration used to determine the amount of the impairment is the fair market value of the underlying property. The Company assumes it would receive the proceeds from the sale of the underlying property less sale expenses. The Company maintains a general allowance for mortgage loan losses. The allowance is determined through an analysis of specific loans that are believed to have a higher risk of credit impairment. The Company held an allowance of $3,456 and $1,974 at December 31, 2022 and 2021, respectively.
41

MIDLAND NATIONAL LIFE INSURANCE COMPANY
(a wholly owned subsidiary of Sammons Financial Group, Inc.)
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
AS OF DECEMBER 31, 2022, 2021 and 2020
(Dollars in Thousands)

There were no mortgage loans impaired during the year ended December 31, 2022. One mortgage loan was impaired during the year ended December 31, 2021, via direct write down of the carrying amount of the loans in the amount of $5,936. The impairments were recognized in net realized capital losses in the statements of operations.

The recorded investment and unpaid principal balance of the impaired mortgage loans are $22,781 and $43,080, respectively, as of December 31, 2022. The average recorded investment in impaired loans was $23,391 and $41,860 for the years ended December 31, 2022 and 2021, respectively.
The Company did not restructure or take ownership of real estate in satisfaction of any mortgage loans during 2022 and 2021. Real estate acquired through foreclosure is a component of real estate in the statement of admitted assets, liabilities, and capital and surplus.
Credit risk concentration
The Company generally strives to maintain a diversified invested assets portfolio. Credit risk concentrations to any single issuer or groups of issuers with similar credit profiles are closely monitored. Other than investments in U.S. government or U.S. government agencies, the Company has no significant concentration of credit risk.
Restricted assets
The following assets are subject to applicable restrictions under each of the following areas:

	December 31, 2022
Restricted Asset Category	Total Admitted Restricted	Gross Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
Subject to repurchase agreements	$5,580,088	7%	7%
FHLB capital stock	132,912	0%	0%
On deposit with states	3,295	0%	0%
Pledged as collateral to FHLB	3,072,795	4%	4%
Pledged as collateral not captured in other categories	48,119	0%	0%
Total restricted assets	$8,837,209	11%	11%
42

MIDLAND NATIONAL LIFE INSURANCE COMPANY
(a wholly owned subsidiary of Sammons Financial Group, Inc.)
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
AS OF DECEMBER 31, 2022, 2021 and 2020
(Dollars in Thousands)

	December 31, 2021
Restricted Asset Category	Total Admitted Restricted	Gross Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
Subject to repurchase agreements	$4,218,274	6%	6%
FHLB capital stock	132,912	0%	0%
On deposit with states	3,185	0%	0%
Pledged as collateral to FHLB	3,072,795	4%	4%
Pledged as collateral not captured in other categories	79,695	0%	0%
Total restricted assets	$7,506,861	10%	10%
Other
FHLB
The Company is a member of FHLB of Des Moines. In order to maintain its membership and borrow funds, the Company is required to purchase FHLB equity securities. As of December 31, 2022 and 2021, the Company owns common stock totaling $132,912, which is carried at cost. Resale of these securities is restricted only to FHLB. As a member of FHLB, the Company can borrow money provided that FHLB’s collateral and stock ownership requirements are met. The maximum amount a member can borrow is equal to thirty percent of the Company’s asset balance as of the prior quarter end subject to availability of acceptable collateral. The interest rate and repayment terms differ depending on the type of advance and the term selected. At December 31, 2022 and 2021, the Company had outstanding advances of $3,072,795 from FHLB (see Note 7).
Deposits with regulatory authorities
At December 31, 2022 and 2021, securities (primarily bonds) with admitted carrying values of $3,295 and $3,185 respectively, were on deposit with regulatory authorities as required by law.
43

MIDLAND NATIONAL LIFE INSURANCE COMPANY
(a wholly owned subsidiary of Sammons Financial Group, Inc.)
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
AS OF DECEMBER 31, 2022, 2021 and 2020
(Dollars in Thousands)

4.DERIVATIVES AND DERIVATIVE INSTRUMENTS
The following table presents the notional amounts, estimated fair value and carrying value of derivatives:

	December 31, 2022
	Notional Amount	Estimated Fair Value	Carrying Value
Assets:
Derivative instruments:
Call options	$23,095,880	$546,347	$599,246
Futures	1,537	4,342	4,342
Interest rate floors	113,000	—	—
Foreign exchange forwards	56,136	1,835	1,835
Interest rate swaps	887,000	2,658	16,085
		$555,182	$621,508
Liabilities:
Derivative instruments:
Interest rate swaps	$950,000	$12,648	$12,648
Foreign exchange forwards	52,781	1,678	1,678
Written options	7,618,908	229,542	271,812
		$243,868	$286,138

	December 31, 2021
	Notional Amount	Estimated Fair Value	Carrying Value
Assets:
Derivative instruments:
Call options	$21,653,368	$1,470,505	$451,286
Futures	934,331	63,187	63,187
Interest rate floors	113,000	3,695	3,695
Foreign exchange forwards	19,655	518	518
Interest rate swaps	137,000	1,293	1,293
		$1,539,198	$519,979
Liabilities:
Derivative instruments:
Foreign exchange forwards	$76,603	$2,239	$2,239
Written options	8,044,350	691,562	156,199
		$693,801	$158,438
44

MIDLAND NATIONAL LIFE INSURANCE COMPANY
(a wholly owned subsidiary of Sammons Financial Group, Inc.)
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
AS OF DECEMBER 31, 2022, 2021 and 2020
(Dollars in Thousands)

The following table presents the impact of derivatives on net investment income and change in unrealized capital gains (losses):

	2022	2021	2020
Gain (loss) recognized in net investment income
Options	$(335,498)	$553,436	$65,988
Futures	(72,914)	208,649	32,028
Interest rate swaps	3,550	(144)	726
Interest rate floors	1,332	2,979	2,098
	$(403,530)	$764,920	$100,840

Gain (loss) recognized in net unrealized gains (losses):
Interest rate swaps	$(3,813)	$1,293	$(362)
Interest rate floors	(3,430)	(3,711)	2,735
Foreign exchange derivatives	1,877	31	(1,610)
	$(5,366)	$(2,387)	$763
The Company accounts for its financial options, futures, interest rate swaps, and other derivatives in accordance with SSAP 86, Accounting for Derivative Instruments and Hedging, Income Generation, and Replication (Synthetic Asset) Transactions, except for those options accounted for in accordance with IAC 191-97, as discussed in Note 1. Following is a discussion of the various derivatives used by the Company.
Options and futures
The Company has indexed annuity and indexed universal life products that provide for a guaranteed base return and a higher potential return tied to several major equity market indices. In order to fund these benefits the Company purchases index options that compensate the Company for any appreciation over the strike price and offsets the corresponding increase in the policyholder obligation. The Company also enters futures contracts to compensate it for increases in the same indices. The Company classifies these options and futures as derivative instruments.
In accordance with IAC 191-97, the Company carries financial options at amortized cost and amortizes the cost of the index options against investment income over the term of the option. When the options mature, any value received by the Company is reflected as investment income.
The futures contracts have no initial cost and are marked to market daily. That daily mark-to-market is settled through the Company’s variation margin accounts maintained with the counterparty. The Company reports the change in the futures variation margin accounts as investment income.
The hedged annuity liabilities are reported in the statutory statements of admitted assets, liabilities and capital and surplus as a component of liabilities for future policy benefits in accordance with IAC 191-97 and credited indexed returns are reflected in the reserve as realized based on actual index performance. The hedged life liabilities are reported in the statutory statements of admitted assets, liabilities and capital
45

MIDLAND NATIONAL LIFE INSURANCE COMPANY
(a wholly owned subsidiary of Sammons Financial Group, Inc.)
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
AS OF DECEMBER 31, 2022, 2021 and 2020
(Dollars in Thousands)

and surplus as a component of liabilities for future policy benefits equal to the implied fair value appreciation of the index options until the policy anniversary date. At the anniversary date, the annuity and life policyholder account values are revalued with amounts credited to the policyholders recognized as a component of increase in aggregate reserves.
The adoption of IAC 191-97 has resulted in a timing variance between the emergence of income on futures and the emergence of the reserve increase associated with the hedged liabilities. The futures earnings are realized daily as they are earned, but the impact to the reserve of market appreciation does not occur until the policy anniversary. To mitigate this variance, to the extent the variance accelerates earnings, the Company has set up a voluntary statutory reserve. The amount of this reserve was $0 and $117,560 at December 31, 2022 and 2021, respectively, and is reported as a component of liabilities for future policy benefits in the statements of admitted assets, liabilities and capital and surplus. The voluntary reserve is not reported at a value below zero. Futures losses are recognized as incurred as a reduction in investment income.
Other derivative instruments
The Company has entered into interest rate floor and interest rate swap agreements to help manage its overall exposure to interest rate changes. These other derivative instruments do not hedge specific assets or liabilities and as such are not accounted for under hedge accounting. In accordance with SSAP 86, these swaps and floors are reported at fair value in the statements of admitted assets, liabilities and capital and surplus and changes in the fair value are reported as a change in unassigned surplus. The Company recognizes income (expense) on interest rate floor and swaps through investment income. This income is received or paid on reset/settlement date and is accrued until the next reset date.
The Company has entered into foreign currency forwards to protect itself against currency fluctuations on foreign currency denominated financial instruments. These forwards are reported at fair value in the statutory statements of admitted assets, liabilities, and capital and surplus and changes in fair value are reported as a component of change in unassigned surplus.
The following relates to interest rate swaps and interest rate floors. The interest rates are either measured against 3-month LIBOR or SOFR:

	2022	2021
Interest rate swaps:
Fixed rates	0.43% to 4.34%	0.43% to 0.72%
Variable rates	4.30% to 4.77%	—%
Interest rate floors, strike rates	3.00%	3.00%

Long-dated corporate bonds with fixed coupons are paired with long dated fixed to float interest rate swaps in replication transactions. This replication asset, together with a shorter term float to fixed interest rate swap, helps match the duration and cash flows of the assets and liabilities. The interest rate swaps that are part of a replicated asset are carried at amortized cost consistent with the cash component of the replicated asset. At December 31, 2022, the Company held interest rate swaps that were part of replication assets with a fair value of $(12,173) and a carrying value of $1,135.

46

MIDLAND NATIONAL LIFE INSURANCE COMPANY
(a wholly owned subsidiary of Sammons Financial Group, Inc.)
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
AS OF DECEMBER 31, 2022, 2021 and 2020
(Dollars in Thousands)

Collateral on derivatives
As a result of market value changes, certain financial institutions involved in the interest rate swap agreements and financial options deposit cash with the Company to collateralize these obligations. The cash collateral and the amount that the Company was permitted to repledge were $151,286 and $350,759 at December 31, 2022 and 2021, respectively. The obligation to repay the collateral is reflected in repurchase agreements, FHLB advances and collateral on derivatives in the statements of admitted assets, liabilities and capital and surplus.
The Company generally limits its selection of counterparties that are obligated under its non-exchange traded derivative contracts to those with investment grade ratings. As of December 31, 2022, no counterparty had more than 1% exposure to the fair value of the Company’s derivative contracts. Entering into such agreements from financial institutions with long-standing performance records minimizes the credit risk. The amounts of such exposure are essentially the net replacement cost or fair value for such agreements with each counterparty, as well as any interest due the Company from the last interest payment period less any collateral posted by the financial institution.
5.OFFSETTING OF ASSETS AND LIABILITIES
Certain of the Company’s derivative instruments are subject to enforceable master netting arrangements that provide for the net settlement of all derivative contracts between the Company and counterparty in the event of default or upon the occurrence of certain termination events. Collateral support agreements are also in place requiring the Company or the counterparty to pledge collateral in the event minimum thresholds have been reached, typically related to the fair value of the outstanding derivatives. Additionally, certain of the Company’s repurchase agreements provide for net settlement on termination of the agreement.
The Company reports derivative instruments and repurchase agreements on a gross basis within the statements of admitted assets, liabilities, and capital and surplus.
47

MIDLAND NATIONAL LIFE INSURANCE COMPANY
(a wholly owned subsidiary of Sammons Financial Group, Inc.)
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
AS OF DECEMBER 31, 2022, 2021 and 2020
(Dollars in Thousands)

The tables below present the Company’s gross and net derivative instruments and gross and net repurchase agreements by asset and liabilities:

	December 31, 2022
	Gross Amounts Presented in the Balance Sheet	Collateral- Financial Instruments and/or Cash	Net Amount
Offsetting of financial assets:
Derivatives	$621,508	$151,286	$470,222
Total financial assets	$621,508	$151,286	$470,222

Offsetting of financial liabilities:
Derivatives	$286,138	$—	$286,138
Repurchase agreements	4,805,897	4,805,897	—
Total financial liabilities	$5,092,035	$4,805,897	$286,138

	December 31, 2021
	Gross Amounts Presented in the Balance Sheet	Collateral- Financial Instruments and/or Cash	Net Amount
Offsetting of financial assets:
Derivatives	$519,979	$350,759	$169,220
Total financial assets	$519,979	$350,759	$169,220

Offsetting of financial liabilities:
Derivatives	$158,438	$—	$158,438
Repurchase agreements	4,508,905	4,508,905	—
Total financial liabilities	$4,667,343	$4,508,905	$158,438
6.REAL ESTATE AND EQUIPMENT
The Company purchases and capitalizes various classes of assets in the regular course of its insurance operations. These assets are amortized using the straight-line and accelerated declining balance methodologies over a specified period of years that varies with the class of asset that ranges from 3 years to 39 years. The depreciation expense recorded in 2022, 2021 and 2020 was $19,886, $22,935 and $26,478, respectively. Following is a summary of the capitalized assets (including the Company’s office buildings and real estate acquired in satisfaction of mortgage loans) and the related accumulated depreciation for the major classes of assets:
48

MIDLAND NATIONAL LIFE INSURANCE COMPANY
(a wholly owned subsidiary of Sammons Financial Group, Inc.)
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
AS OF DECEMBER 31, 2022, 2021 and 2020
(Dollars in Thousands)

	Range of Useful Lives	2022	2021

Land	N/A	$10,936	$10,936
Land improvements	15 years	1,099	1,099
Buildings and improvements	39 years	98,879	97,369
Leasehold improvements	10 years	2,162	2,162
Furniture and fixtures	7 years	6,335	5,455
Computer equipment and software	3 years	262,931	237,354
Other	5 years	38	38
		382,380	354,413
Accumulated depreciation		(242,523)	(223,444)
Nonadmitted		(36,059)	(24,930)
Net admitted value		$103,798	$106,039
The net admitted value of these assets is reflected in the following lines in the Company’s statements of admitted assets, liabilities and capital and surplus:

	2022	2021
Real Estate	$99,050	$100,145
Other admitted assets	4,748	5,894
At December 31, 2022 and 2021, real estate consists of $99,050 and $100,145, respectively, for the Company’s offices.
7.FHLB ADVANCES
The Company is a member of FHLB of Des Moines. In accordance with the FHLB membership agreement, the Company can be required to purchase FHLB common stock in order to borrow funds. These borrowings are reported as FHLB advances in the statements of admitted assets, liabilities and capital and surplus. The Company did not purchase or sell any common stock in 2022 or 2021. In addition, the Company has posted mortgage loans and agency MBS/CMO fixed income securities with fair values in excess of the amount of the borrowings as collateral.
The amount of FHLB stock held is as follows:

	2022	2021
Membership stock - class A	$10,000	$10,000
Activity stock	122,912	122,912
Total	$132,912	$132,912
The Class A Membership Stock is not eligible for redemption.

49

MIDLAND NATIONAL LIFE INSURANCE COMPANY
(a wholly owned subsidiary of Sammons Financial Group, Inc.)
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
AS OF DECEMBER 31, 2022, 2021 and 2020
(Dollars in Thousands)

At December 31, 2022 and 2021, the Company had outstanding advances of $3,072,795. It is not part of the Company’s strategy to utilize these funds for operations, and any funds obtained from the FHLB of Des Moines for use in general operations would be accounted for consistent with SSAP No. 15 as borrowed money. The purpose of the advances is to complement the Company’s repurchase agreement program. The advances are reported as a component of repurchase agreements, FHLB advances and collateral on derivatives in the statements of admitted assets, liabilities and capital and surplus. The borrowings outstanding at December 31, 2022 is as follows:

Maturity Date	Advance	Rate
1/10/2023	$75,000	2.03%
1/13/2023	70,000	1.76%
2/3/2023	50,000	1.75%
2/14/2023	130,000	1.75%
3/16/2023	400,000	1.18%
5/18/2023	70,000	1.35%
6/26/2023	155,455	0.93%
10/5/2023	70,000	1.50%
10/30/2023	150,000	1.48%
12/18/2023	65,000	1.98%
1/11/2024	75,000	1.93%
4/1/2024	57,000	0.57%
2/11/2025	88,960	0.86%
3/14/2025	400,000	1.03%
3/18/2025	200,000	0.90%
5/2/2025	90,000	0.95%
6/27/2025	155,455	1.05%
9/9/2026	203,125	1.28%
11/20/2026	150,000	0.88%
11/23/2026	157,800	0.88%
12/18/2026	260,000	0.89%
	$3,072,795
Interest expense incurred during 2022, 2021 and 2020 was $42,178, $57,009 and $57,271, respectively, and is reported as a component of net investment income in the statement of operations. The Company has determined the actual maximum borrowing capacity as $3,705,319. The Company calculated this amount in accordance with limitations in the FHLB capital plan (e.g., current FHLB capital stock, limitations in the FHLB capital plan, current and potential acquisitions of FHLB capital stock, etc.).
50

MIDLAND NATIONAL LIFE INSURANCE COMPANY
(a wholly owned subsidiary of Sammons Financial Group, Inc.)
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
AS OF DECEMBER 31, 2022, 2021 and 2020
(Dollars in Thousands)

The amount of collateral pledged to the FHLB is as follows:

Amount pledged as of reporting date	Fair Value	Carrying Value	Aggregate total borrowing
2022	4,797,917	5,339,067	3,072,795
2021	4,728,480	4,418,691	3,072,795

Maximum amount pledged during reporting period	Fair Value	Carrying Value	Amount borrowed at time of maximum collateral
2022	4,881,464	5,383,561	3,072,795
2021	4,728,480	4,418,692	3,072,795

51

MIDLAND NATIONAL LIFE INSURANCE COMPANY
(a wholly owned subsidiary of Sammons Financial Group, Inc.)
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
AS OF DECEMBER 31, 2022, 2021 and 2020
(Dollars in Thousands)

8.REPURCHASE AGREEMENTS
The following tables summarizes the repurchase agreements accounted for as a secured borrowing for the Company:
Type of Repo Trades Used

2022
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Bilateral (YES/NO)	YES	YES	YES	YES
Tri-party (YES/NO)	YES	YES	YES	YES

Original (flow) & residual maturity

	2022
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Maximum amount
Open - no maturity	$1,136	$89,906	$284,906	$311,990
Overnight	328,270	400,000	190,000	—
2 days to 1 week	328,270	500,000	290,000	160,000
>1 week to 1 month	774,270	774,270	290,000	380,000
>1 month to 3 months	525,000	998,270	290,000	279,000
>3 months to 1 year	939,000	569,000	1,024,398	1,494,367
>1 year	3,248,500	4,135,500	4,135,500	3,595,102

Ending balance
Open - no maturity	$—	$9,906	$237,939	$1,398
Overnight	—	—	—	—
2 days to 1 week	—	40,000	—	160,000
>1 week to 1 month	774,270	—	—	220,000
>1 month to 3 months	370,000	290,000	—	59,000
>3 months to 1 year	569,000	279,000	1,024,398	1,494,367
>1 year	3,194,500	4,135,500	3,620,102	2,871,133
52

MIDLAND NATIONAL LIFE INSURANCE COMPANY
(a wholly owned subsidiary of Sammons Financial Group, Inc.)
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
AS OF DECEMBER 31, 2022, 2021 and 2020
(Dollars in Thousands)

Securities sold under repo- secured borrowing

	2022
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Maximum amount
Book adjusted carrying value ("BACV")	XXX	XXX	XXX	$5,754,825
Nonadmitted - subset of BACV	XXX	XXX	XXX	XXX
Fair value	$4,643,063	$4,836,511	$4,713,806	$4,800,017

Ending Balance
BACV	XXX	XXX	XXX	$5,580,088
Nonadmitted - subset of BACV	XXX	XXX	XXX	XXX
Fair value	$4,643,063	$4,382,701	$4,233,151	$4,726,480

Securities sold under repo- secured borrowing by NAIC designation

	As of December 31, 2022
	NONE	NAIC 1	NAIC 2	NAIC 3
Bonds – BACV	$—	$1,419,062	$1,137,777	$—
Bonds – FV	—	1,085,190	910,122	—
LB & SS – BACV	—	3,023,248	—	—
LB & SS – FV	—	2,731,168	—	—
Total assets – BACV	$—	$4,442,310	$1,137,777	$—
Total assets – FV	$—	$3,816,358	$910,122	$—

As of December 31, 2022
	NAIC 4	NAIC 5	NAIC 6	Non-Admitted
Bonds – BACV	$—	$—	$—	$—
Bonds – FV	—	—	—	—
LB & SS – BACV	—	—	—	—
LB & SS – FV	—	—	—	—
Total assets – BACV	$—	$—	$—	$—
Total assets – FV	$—	$—	$—	$—
53

MIDLAND NATIONAL LIFE INSURANCE COMPANY
(a wholly owned subsidiary of Sammons Financial Group, Inc.)
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
AS OF DECEMBER 31, 2022, 2021 and 2020
(Dollars in Thousands)

Collateral received- secured borrowing

	2022
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Maximum Amount
Cash	$6,144,445	$7,466,946	$6,504,804	$6,220,459
Securities (FV)	—	—	—	—

Ending Balance
Cash	$4,907,770	$4,754,406	$4,882,439	$4,805,897
Securities (FV)	—	—	—	—
Cash and non-cash collateral received- secured borrowing by NAIC designation

	As of December 31, 2022
	NONE	NAIC 1	NAIC 2	NAIC 3
Ending balance
Cash	$4,805,897	$—	$—	$—
Total collateral assets – FV	$4,805,897	$—	$—	$—

	As of December 31, 2022
	NAIC 4	NAIC 5	NAIC 6	Does Not Qualify As Admitted
Ending balance
Cash	$—	$—	$—	$—
Total collateral assets – FV	$—	$—	$—	$—
Allocation of aggregate collateral by remaining contractual maturity

As of December 31, 2022
Fair Value
Overnight and continuous	$1,398
30 days or less	380,000
31 to 90 days	59,000
> 90 days	4,365,500
54

MIDLAND NATIONAL LIFE INSURANCE COMPANY
(a wholly owned subsidiary of Sammons Financial Group, Inc.)
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
AS OF DECEMBER 31, 2022, 2021 and 2020
(Dollars in Thousands)

Allocation of aggregate collateral reinvested by remaining contractual maturity

	As of December 31, 2022
	Amortized Cost	Fair Value
30 days or less	$10,916	$10,920
31 to 60 days	810	810
61 to 90 days	4,955	5,250
121 to 180 days	4,997	4,971
181 to 365 days	54,240	54,060
1 to 2 years	102,902	98,509
2 to 3 years	55,666	54,278
> 3 years	6,045,544	5,539,748
Liability to return collateral- secured borrowing

	2022
	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER
Maximum amount
Cash (collateral - all)	$6,144,445	$7,466,946	$6,504,804	$6,220,459
Securities collateral (FV)	—	—	—	—

Ending balance
Cash (collateral - all)	$4,907,770	$4,754,406	$4,882,439	$4,805,897
Securities collateral (FV)	—	—	—	—
In addition to the securities summarized in the maturity distribution above, the Company holds short-term investments representing the balance of the repurchase agreement liabilities. The Master Repurchase Agreements with the various counterparties do not require the Company to invest the proceeds in securities with maturities matching the maturities of the repurchase agreement liabilities. As previously stated, a majority of the Company’s repurchase agreements are for terms of greater than one year. The Company has sufficient cash flows from operations and investment maturities, pay downs and calls to meet the repurchase obligations under the outstanding agreements. In addition, the Company has the ability to sell securities to meet future repayment obligations under the agreements.

55

MIDLAND NATIONAL LIFE INSURANCE COMPANY
(a wholly owned subsidiary of Sammons Financial Group, Inc.)
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
AS OF DECEMBER 31, 2022, 2021 and 2020
(Dollars in Thousands)

9.REINSURANCE
The Company is primarily involved in the cession and, to a lesser degree, assumption of life and annuity reinsurance with other companies. Reinsurance premiums and claims ceded and assumed for the years ended December 31 are as follows:

	2022		2021		2020
	Ceded	Assumed	Ceded	Assumed	Ceded	Assumed

Premiums written	$4,267,463	$874	$3,904,711	$1,666	$1,120,417	$13,064
Claims incurred	461,340	12,820	528,126	21,882	491,553	25,763
Reserve changes	3,366,335	(74,936)	3,480,002	(354,673)	432,783	(169,129)
Premiums and benefits incurred are stated net of the amounts of premiums and claims assumed and ceded. Policy benefit reserves and policy claims and benefits payable are reported net of the related reinsurance receivables. These receivables are recognized in a manner consistent with the liabilities related to the underlying reinsured contracts.
The Company is a party to a reinsurance agreement with North American. In this indemnity agreement, the Company assumes 80% of all policies issued by North American on or after January 1, 2014 of specific annuity plans. The Company recognized $779, $775 and $12,929 at December 31, 2022, 2021 and 2020, respectively, of premium under this agreement in the statement of operations. The Company retrocedes 100% of this business to a third party reinsurer through a modified coinsurance agreement.
The Company is a party to a modified coinsurance agreement with a third-party reinsurer. This indemnity agreement covers 80% of all policies issued by the Company on or after January 1, 2014 of specific annuity plans along with 100% of the business the Company assumes from North American in the coinsurance agreement discussed in the previous paragraph. In this agreement, the Company retains, on behalf of the reinsurer, assets equal to the statutory liabilities associated with the reinsured policies. The Company recognized $877,162 and $1,137,689 at December 31, 2022 and 2021, respectively, of modified coinsurance reserves under this agreement in the statements of admitted assets, liabilities, and capital and surplus.
The Company is party to a reinsurance agreement providing for the coinsurance of 30% for certain policies that were acquired from an acquisition in 2002. The reinsurer assumes 30% of the net premiums and benefits related to this block of business and reimburses the Company for various expenses related to this business through the expense allowances provided for in the agreement. Reserve credits of $255,315 and $267,952 associated with this agreement are reported as a component of liabilities for future policy benefits in the statements of admitted assets, liabilities, and capital and surplus as of December 31, 2022 and 2021, respectively.
The Company is a party to two funds withheld coinsurance agreements with a third-party reinsurer. These are indemnity agreements that cover 50% of substantially all policies of specific annuity plans issued from January 1, 2002 through March 31, 2005, 60% of substantially all policies of specific annuity
56

MIDLAND NATIONAL LIFE INSURANCE COMPANY
(a wholly owned subsidiary of Sammons Financial Group, Inc.)
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
AS OF DECEMBER 31, 2022, 2021 and 2020
(Dollars in Thousands)

plans issued from April 1, 2005 through February 29, 2008 and 50% of substantially all policies of specific annuity plans issued from March 1, 2008 through November 30, 2013 of specific annuity plans. In these agreements, the Company agrees to withhold, on behalf of the assuming company, assets equal to the statutory reserve associated with these policies. A funds withheld liability of $2,542,336 and $2,863,676 is reflected as a component of funds held under coinsurance in the statements of admitted assets, liabilities and capital and surplus as of December 31, 2022 and 2021, respectively.
The Company is a party to a coinsurance agreements with a third-party reinsurer. This indemnity agreement covers 100% of all policies issued from January 1, 2008 through September 30, 2009 of specific annuity plans. Reserve credits of $107,993 and $117,824, associated with this agreement are reported as a component of liabilities for future policy benefits in the statements of admitted assets, liabilities, and capital and surplus as of December 31, 2022 and 2021, respectively. In addition, reserve credits of $1,690 and $1,473 associated with this agreement are reported as a component of policy and contract claims in the statements of admitted assets, liabilities, and capital and surplus as of December 31, 2022 and 2021, respectively.
The Company is party to a coinsurance and yearly renewable term agreement with a third-party reinsurer that was effective on January 1, 2016. The Company ceded policies issued during 2016 for specific annuity plans. Premiums ceded under this agreement of $25,719, $20,352 and $18,050 are reported as a component of life insurance and annuity premiums and other considerations in the statements of operations for the year ended December 31, 2022, 2021 and 2020, respectively. Reserve credits of $152,896 and $143,641 associated with this agreement are reported as a component of liabilities for future policy benefits in the statements of admitted assets, liabilities and capital and surplus as of December 31, 2022 and 2021, respectively. A funds withheld liability of $96,129 and $72,113 is reflected as a component of funds held under coinsurance in the statements of admitted assets, liabilities and capital and surplus as of December 31, 2022 and 2021, respectively.
The Company has a coinsurance agreement with MNL Re, an affiliated limited purpose subsidiary life insurance company. The agreement has subsequently been amended to extend the term and increase the life insurance policies covered under the agreement. The Company ceded a defined block of permanent life insurance products to MNL Re. The Company recognized reserve credits of $1,299,032 and $1,318,921 under this agreement on December 31, 2022 and 2021, respectively, which are reflected as a component of liabilities for future policy benefits in the statements of admitted assets, liabilities and capital and surplus. The Company recognized $779,076 and $712,205 at December 31, 2022 and 2021, respectively, of funds held under coinsurance under this agreement in the statements of admitted assets, liabilities and capital and surplus. The reserve credit was supported by a contingent note guarantee (“LLC Note”) with a balance of $513,753 and $606,715 for 2022 and 2021, respectively. The LLC Note held by MNL Re, which functions in a manner similar to a standby letter of credit and which Midland National is a beneficiary, is an admitted asset under Iowa prescribed practice and the surplus generated by this prescribed practice has been retained in the carrying value of MNL Re.
On December 31, 2011, the Company entered into a coinsurance agreement with Solberg Re, an affiliated limited purpose subsidiary life insurance company. The agreement has subsequently been amended to extend the term and increase the life insurance policies covered under the agreement. The Company ceded a defined block of term life insurance to Solberg Re. The Company received experience refunds
57

MIDLAND NATIONAL LIFE INSURANCE COMPANY
(a wholly owned subsidiary of Sammons Financial Group, Inc.)
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
AS OF DECEMBER 31, 2022, 2021 and 2020
(Dollars in Thousands)

related to this agreement of $789, $10,241 and $18,170 during the years ended December 31, 2022, 2021 and 2020, respectively. The Company recognized reserve credits of $524,486 and $536,961 under this agreement on December 31, 2022 and 2021, respectively, which are reflected as a component of liabilities for future policy benefits in the statements of admitted assets, liabilities and capital and surplus. The Company recognized $201,852 and $198,999 at December 31, 2022 and 2021, respectively, of funds held under coinsurance under this agreement which is reported as funds held under coinsurance in the statements of admitted assets, liabilities and capital and surplus. The reserve credit was supported by an LLC Note with a balance of $322,634 and $337,962 for 2022 and 2021, respectively. The LLC Note held by Solberg Re, which functions in a manner similar to a standby letter of credit and which Midland National is a beneficiary, is an admitted asset under Iowa prescribed practice and the surplus generated by this prescribed practice has been retained in the carrying value of Solberg Re.
On September 30, 2019, the Company entered into a coinsurance agreement with Canal Re, an affiliated limited purpose subsidiary life insurance company. The Company ceded a defined block of term life insurance products to Canal Re. The Company received experience refunds related to this agreement of $27,653 and $25,549 during the years ended December 31, 2022 and 2021, respectively. The Company recognized reserve credit of $395,144 and $347,654 under this agreement on December 31, 2022 and 2021, respectively, which is reflected as a component of liabilities for future policy benefits in the statements of admitted assets, liabilities and capital and surplus. The Company recognized $166,262 and $146,400 at December 31, 2022 and 2021, respectively, of funds held under coinsurance under this agreement which is reported as funds held under coinsurance in the statements of admitted assets, liabilities and capital and surplus. The reserve credit was supported by an LLC Note with a balance of $228,882 and $201,253 for 2022 and 2021, respectively. The LLC Note held by Canal Re, which functions in a manner similar to a standby letter of credit and which Midland National is a beneficiary, is an admitted asset under Iowa prescribed practice and the surplus generated by this prescribed practice has been retained in the carrying value of Canal Re.
On December 31, 2020, the Company entered into a coinsurance agreement with a third party reinsurer. The Company has ceded a defined block of permanent life insurance products to the third party reinsurer. The Company recognized $629,087 and $549,956 at December 31, 2022 and 2021, respectively, of funds held under coinsurance under this agreement as a component of funds held under coinsurance in the statements of admitted assets, liabilities and capital and surplus. A reserve credit of $853,955 and $739,591 associated with this agreement is reported as a component of liabilities for future policy benefits in the statements of admitted assets, liabilities and capital and surplus as of December 31, 2022 and 2021, respectively.
On October 31, 2021, the Company entered into a funds withheld coinsurance agreement with SFG Bermuda, an affiliated company domiciled in Bermuda, under which the Company ceded 100% of certain fixed index annuity policies issued prior to October 1, 2021. The Company also cedes 80% of all fixed index annuity policies issued on or after October 1, 2021. On July 1, 2022 the Company began ceding 80% of all fixed annuity policies issued. The Company ceded premiums of $3,410,246 during 2021 which includes the initial ceding premium on the inforce business ceded. The Company recognized $6,963,526 and $3,365,728 at December 31, 2022 and 2021, respectively, of funds held under coinsurance under this agreement as a component of funds held under coinsurance in the statements of admitted assets, liabilities and capital and surplus. A reserve credit of $6,952,687 and $3,356,579
58

MIDLAND NATIONAL LIFE INSURANCE COMPANY
(a wholly owned subsidiary of Sammons Financial Group, Inc.)
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
AS OF DECEMBER 31, 2022, 2021 and 2020
(Dollars in Thousands)

associated with this agreement is reported as a component of liabilities for future policy benefits in the statements of admitted assets, liabilities and capital and surplus as of December 31, 2022 and 2021, respectively. The treaty also involved the coinsurance of interest maintenance reserve generated by the assets in the funds withheld portfolio. An interest maintenance reserve credit associated with this treaty of $393,146 and $490,480 is reported as a component of interest maintenance reserves in the statements of admitted assets liabilities and capital and surplus as of December 31, 2022 and 2021, respectively.
The Company is a party to several reinsurance agreements with Scottish Re (U.S.), Inc. (“SRUS”) for cession of mortality risks on its life insurance business. SRUS was put into rehabilitation in 2019. In 2020, as a result of the Company’s ongoing assessment of the rehabilitation proceedings, it was deemed unlikely that the Company would be able to recover from SRUS the full amount of reserve credit recognized for business ceded to SRUS. In 2020, the Company recorded an impairment of $17,830 which was reflected in increase in liabilities for future life and annuity policy benefits in the statement of operations and as an increase of liabilities for future policy benefits on the statement of admitted assets, liabilities, and capital and surplus. As of December 31, 2022 and 2021, reserve credit of $6,911 and $8,826, respectively, net of impairment, was included in liabilities for future policy benefits on the statements of admitted assets, liabilities, and capital and surplus related to the Company’s reinsurance contracts with SRUS.
The estimated amount of the aggregate reduction in surplus (for agreements other than those under which the reinsurer may unilaterally cancel for reasons other than the nonpayment of premiums or other similar credits) for nonperformance or termination of all reinsurance agreements, by either party, is $1,008,060 as of December 31, 2022.
59

MIDLAND NATIONAL LIFE INSURANCE COMPANY
(a wholly owned subsidiary of Sammons Financial Group, Inc.)
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
AS OF DECEMBER 31, 2022, 2021 and 2020
(Dollars in Thousands)

10.FUTURE POLICY BENEFITS AND POLICY PREMIUMS DUE, DEFERRED OR UNCOLLECTED
Reserves for life contracts and deposit-type contracts
The Company waives deduction of deferred fractional premiums upon death of the insured. For policies without flexible premiums the Company returns any portion of the final premium beyond the policy month of death. Reserves include the excess of the surrender value over the reserve as otherwise computed. Additional premiums plus the regular gross premium for the true age are charged for substandard lives. Mean reserves are determined by computing the regular mean reserve for the plan at the true age and holding, in addition, one-half (50%) of the extra premium charge for the year for fixed premium plans and one-half of the extra risk charge for the month for flexible premium plans.
At December 31, 2022 and 2021, the Company had $12,839,472 and $14,366,065, respectively, of insurance in force for which the gross premiums are less than the net premiums according to the standard of valuation set by the State of Iowa. At December 31, 2022 and 2021, reserves to cover the above insurance totaled $283,017 and $275,708, respectively, before reinsurance ceded. The Company anticipates investment income as a factor in the calculations of its premium deficiency reserves.
The Company fully adopted valuation manual standard 20 (“VM-20”) as of January 1, 2020. The VM-20 reserving methodology is a principles based approach required for life insurance policies which uses prudent estimate assumptions. At December 31, 2022 and 2021, the Company held VM-20 reserves for the applicable life insurance policies in the amount of $4,884,171 and $3,266,645, respectively. These reserves were reflected in the liabilities for future policy benefits and as a decrease to unassigned surplus in the statements of admitted assets, liabilities and capital and surplus.
The Company adopted valuation manual standard 21 (“VM-21”) as of January 1, 2020. The VM-21 reserving methodology is a principles based approach required for variable annuity policies which uses prudent estimate assumptions for interest and other assumptions. The adoption of VM-21 resulted in a reduction of the applicable reserves on variable annuity policies in the amount of $12,573 and was reflected in the liabilities for future policy benefits and as an increase to unassigned surplus in the statements of admitted assets, liabilities and capital and surplus. The Company elected to record the full impact in 2020 rather than electing to grade in the change in valuation basis. At December 31, 2022 and 2021, the Company held VM-21 reserves for the applicable life insurance policies in the amount of $2,362,433 and $2,785,595, respectively. These reserves were reflected in the liabilities for future policy benefits and as a decrease to unassigned surplus in the statements of admitted assets, liabilities and capital and surplus.
60

MIDLAND NATIONAL LIFE INSURANCE COMPANY
(a wholly owned subsidiary of Sammons Financial Group, Inc.)
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
AS OF DECEMBER 31, 2022, 2021 and 2020
(Dollars in Thousands)

Analysis of annuity actuarial reserves and deposit liabilities by withdrawal characteristics
A portion of the Company’s liabilities for future policy benefits relate to liabilities established on a variety of products that are not subject to significant mortality and morbidity risk; however, there may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on these products, by withdrawal characteristics and the related percentage of the total, are summarized as follows at December 31:
Individual Annuities

	2022
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percent
Subject to discretionary withdrawal
With market value adjustment	$25,469,004	$—	$—	$25,469,004	71%
At book value less current surrender charge of 5% or more	86,203	—	—	86,203	—%
At fair value - separate account non- guaranteed	—	—	2,060,022	2,060,022	6%
Total with market value adjustment	25,555,207	—	2,060,022	27,615,229	77%

At book value without adjustment (minimal or no charge or adjustment)	8,161,713	—	—	8,161,713	22%

Not subject to discretionary withdrawal	274,838	10,764	—	285,602	1%
Total	33,991,758	10,764	2,060,022	36,062,544	100%
Reinsurance ceded	8,247,561	—	—	8,247,561
Total (gross - ceded)	$25,744,197	$10,764	$2,060,022	$27,814,983

Amount included in book value less surrender charges above that will move to book value without adjustment for the first time within the year after the statement date:	$31,280
61

MIDLAND NATIONAL LIFE INSURANCE COMPANY
(a wholly owned subsidiary of Sammons Financial Group, Inc.)
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
AS OF DECEMBER 31, 2022, 2021 and 2020
(Dollars in Thousands)

	2021
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percent
Subject to discretionary withdrawal
With market value adjustment	$22,736,206	$—	$—	$22,736,206	68%
At book value less current surrender charge of 5% or more	139,142	—	—	139,142	—%
At fair value - separate account non- guaranteed	—	—	2,497,318	2,497,318	8%
Total with market value adjustment	22,875,348	—	2,497,318	25,372,666	76%

At book value without adjustment (minimal or no charge or adjustment)	7,578,348	—	—	7,578,348	23%

Not subject to discretionary withdrawal	284,492	—	—	284,492	1%
Total	30,738,188	—	2,497,318	33,235,506	100%
Reinsurance ceded	4,804,586	—	—	4,804,586
Total (gross - ceded)	$25,933,602	$—	$2,497,318	$28,430,920

Amount included in book value less surrender charges above that will move to book value without adjustment for the first time within the year after the statement date:	$54,694
Group Annuities

	2022
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percent
Subject to discretionary withdrawal
With market value adjustment	$1,688,307	$—	$—	$1,688,307	31%
At book value less current surrender charge of 5% or more	4,681	—	—	4,681	—%
At fair value - separate account non- guaranteed	—	—	—	—	—%
Total with market value adjustment	1,692,988	—	—	1,692,988	31%

At book value without adjustment (minimal or no charge or adjustment)	3,053,456	—	—	3,053,456	56%

Not subject to discretionary withdrawal	656,666	88,355	—	745,021	13%
Total (gross: direct + assumed	5,403,110	88,355	—	5,491,465	100%
Reinsurance ceded	1,535,335	—	—	1,535,335
Total (gross - ceded)	$3,867,775	$88,355	$—	$3,956,130

Amount included in book value less surrender charges above that will move to book value without adjustment for the first time within the year after the statement date:	$—
62

MIDLAND NATIONAL LIFE INSURANCE COMPANY
(a wholly owned subsidiary of Sammons Financial Group, Inc.)
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
AS OF DECEMBER 31, 2022, 2021 and 2020
(Dollars in Thousands)

	2021
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percent
Subject to discretionary withdrawal
With market value adjustment	$1,910,147	$—	$—	$1,910,147	35%
At book value less current surrender charge of 5% or more	4,965	—	—	4,965	—%
At fair value - separate account non- guaranteed	—	—	—	—	—%
Total with market value adjustment	1,915,112	—	—	1,915,112	35%

At book value without adjustment (minimal or no charge or adjustment)	3,313,807	—	—	3,313,807	62%

Not subject to discretionary withdrawal	170,967	—	—	170,967	3%
Total (gross: direct + assumed	5,399,886	—	—	5,399,886	100%
Reinsurance ceded	1,685,310	—	—	1,685,310
Total (gross - ceded)	$3,714,576	$—	$—	$3,714,576

Amount included in book value less surrender charges above that will move to book value without adjustment for the first time within the year after the statement date:	$—
Deposit-type Contracts

	2022
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percent
Subject to discretionary withdrawal
With market value adjustment	$2,835	$—	$—	$2,835	1%
At book value less current surrender charge of 5% or more	—	—	—	—	—%
At fair value - separate account non- guaranteed	—	—	—	—	—%
Total with market value adjustment	2,835	—	—	2,835	1%

At book value without adjustment (minimal or no charge or adjustment)	230,143	—	—	230,143	48%

Not subject to discretionary withdrawal	247,214	9	—	247,223	51%
Total (gross: direct + assumed	480,192	9	—	480,201	100%
Reinsurance ceded	642	—	—	642
Total (gross - ceded)	$479,550	$9	$—	$479,559

Amount included in book value less surrender charges above that will move to book value without adjustment for the first time within the year after the statement date:	$—
63

MIDLAND NATIONAL LIFE INSURANCE COMPANY
(a wholly owned subsidiary of Sammons Financial Group, Inc.)
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
AS OF DECEMBER 31, 2022, 2021 and 2020
(Dollars in Thousands)

	2021
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percent
Subject to discretionary withdrawal
With market value adjustment	$3,841	$—	$—	$3,841	1%
At book value less current surrender charge of 5% or more	—	—	—	—	—%
At fair value - separate account non- guaranteed	—	—	—	—	—%
Total with market value adjustment	3,841	—	—	3,841	1%

At book value without adjustment (minimal or no charge or adjustment)	327,307	—	—	327,307	56%

Not subject to discretionary withdrawal	255,265	—	—	255,265	43%
Total (gross: direct + assumed	586,413	—	—	586,413	100%
Reinsurance ceded	654	—	—	654
Total (gross - ceded)	$585,759	$—	$—	$585,759

Amount included in book value less surrender charges above that will move to book value without adjustment for the first time within the year after the statement date:	$—

64

MIDLAND NATIONAL LIFE INSURANCE COMPANY
(a wholly owned subsidiary of Sammons Financial Group, Inc.)
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
AS OF DECEMBER 31, 2022, 2021 and 2020
(Dollars in Thousands)

Analysis of life actuarial reserves by withdrawal characteristics

	2022
	General Account
	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
Universal life	$9,875,415	$9,840,206	$9,736,529
Universal life with secondary guarantees	506,231	389,178	2,339,631
Indexed universal life	4,559,359	4,088,431	4,108,425
Indexed universal life with secondary guarantees	598,568	438,893	961,555
Other permanent cash value life insurance	190,130	190,130	305,570
Variable universal life	89,761	88,881	93,167

Not subject to discretionary withdrawal or no cash values:
Term policies without cash value	—	—	1,401,267
Accidental death benefits	—	—	675
Disability - active lives	—	—	7,369
Disability - disabled lives	—	—	39,504
Miscellaneous reserves	—	—	282,329
Total	15,819,464	15,035,719	19,276,021
Reinsurance ceded	652,819	509,803	3,567,007
Total net of reinsurance ceded	$15,166,645	$14,525,916	$15,709,014

	2022
	Separate Account with Guarantees
	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
Universal life	$2,990,787	$2,990,787	$2,990,132
Universal life with secondary guarantees	—	—	—
Indexed universal life	—	—	—
Indexed universal life with secondary guarantees	—	—	—
Other permanent cash value life insurance	—	—	—
Variable universal life	—	—	—

Not subject to discretionary withdrawal or no cash values:
Term policies without cash value	—	—	—
Accidental death benefits	—	—	—
Disability - active lives	—	—	—
Disability - disabled lives	—	—	—
Miscellaneous reserves	—	—	—
Total	2,990,787	2,990,787	2,990,132
Reinsurance ceded	—	—	—
Total net of reinsurance ceded	$2,990,787	$2,990,787	$2,990,132

65

MIDLAND NATIONAL LIFE INSURANCE COMPANY
(a wholly owned subsidiary of Sammons Financial Group, Inc.)
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
AS OF DECEMBER 31, 2022, 2021 and 2020
(Dollars in Thousands)

	2022
	Separate Account Non-guaranteed
	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
Universal life	$—	$—	$—
Universal life with secondary guarantees	—	—	—
Indexed universal life	—	—	—
Indexed universal life with secondary guarantees	—	—	—
Other permanent cash value life insurance	—	—	—
Variable universal life	598,793	588,639	591,828

Not subject to discretionary withdrawal or no cash values:
Term policies without cash value	—	—	—
Accidental death benefits	—	—	—
Disability - active lives	—	—	—
Disability - disabled lives	—	—	—
Miscellaneous reserves	—	—	—
Total	598,793	588,639	591,828
Reinsurance ceded	—	—	—
Total net of reinsurance ceded	$598,793	$588,639	$591,828

	2021
	General Account
	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
Universal life	$8,673,914	$8,632,526	$8,558,333
Universal life with secondary guarantees	524,521	386,536	2,299,982
Indexed universal life	4,263,219	3,818,356	3,845,318
Indexed universal life with secondary guarantees	554,629	405,302	868,741
Other permanent cash value life insurance	185,551	185,551	293,788
Variable universal life	90,985	89,976	94,728

Not subject to discretionary withdrawal or no cash values:
Term policies without cash value	—	—	1,369,169
Accidental death benefits	—	—	715
Disability - active lives	—	—	7,779
Disability - disabled lives	—	—	39,207
Miscellaneous reserves	—	—	392,582
Total	14,292,819	13,518,247	17,770,342
Reinsurance ceded	646,296	499,480	3,490,382
Total net of reinsurance ceded	$13,646,523	$13,018,767	$14,279,960

66

MIDLAND NATIONAL LIFE INSURANCE COMPANY
(a wholly owned subsidiary of Sammons Financial Group, Inc.)
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
AS OF DECEMBER 31, 2022, 2021 and 2020
(Dollars in Thousands)

2021
Separate Account with Guarantees
	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
Universal life	$2,891,381	$2,891,381	$2,890,763
Universal life with secondary guarantees	—	—	—
Indexed universal life	—	—	—
Indexed universal life with secondary guarantees	—	—	—
Other permanent cash value life insurance	—	—	—
Variable universal life	—	—	—

Not subject to discretionary withdrawal or no cash values:
Term policies without cash value	—	—	—
Accidental death benefits	—	—	—
Disability - active lives	—	—	—
Disability - disabled lives	—	—	—
Miscellaneous reserves	—	—	—
Total	2,891,381	2,891,381	2,890,763
Reinsurance ceded	—	—	—
Total net of reinsurance ceded	$2,891,381	$2,891,381	$2,890,763

2021
Separate Account Non-guaranteed
	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
Universal life	$—	$—	$—
Universal life with secondary guarantees	—	—	—
Indexed universal life	—	—	—
Indexed universal life with secondary guarantees	—	—	—
Other permanent cash value life insurance	—	—	—
Variable universal life	792,341	779,257	782,030

Not subject to discretionary withdrawal or no cash values:
Term policies without cash value	—	—	—
Accidental death benefits	—	—	—
Disability - active lives	—	—	—
Disability - disabled lives	—	—	—
Miscellaneous reserves	—	—	—
Total	792,341	779,257	782,030
Reinsurance ceded	—	—	—
Total net of reinsurance ceded	$792,341	$779,257	$782,030

67

MIDLAND NATIONAL LIFE INSURANCE COMPANY
(a wholly owned subsidiary of Sammons Financial Group, Inc.)
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
AS OF DECEMBER 31, 2022, 2021 and 2020
(Dollars in Thousands)

Policy premium due, deferred and uncollected
Gross premiums are amounts charged to the policyholder and recognized as income when due from policyholders under the terms of the insurance contract. Net premiums are the amount calculated on the basis of the interest and mortality table used to calculate the policy reserves. The difference between gross premium and net premium is referred to as loading and generally includes allowances for acquisition costs and other expenses, but also includes the differences in mortality and interest assumptions utilized for statutory reserving purposes.
Due, deferred and uncollected life insurance premiums (net of reinsurance ceded) are summarized as follows at December 31:

	2022		2021
	Gross	Net of Loading	Gross	Net of Loading
Ordinary - new business	$8,324	$519	$8,379	$1,968
Ordinary - renewal	85,613	169,367	79,533	162,854
	$93,937	$169,886	$87,912	$164,822
11.SEPARATE ACCOUNTS
The Company has separate accounts for its variable life and annuity business, a portion of its pension risk transfer business, registered index-linked annuity business, and a portion of its bank owned life insurance business. Information regarding the separate accounts of the Company is as follows:

	2022	2021
Reserves at December 31 for accounts with assets at:
Market value	$2,651,850	$3,279,348
Amortized cost	3,089,250	2,890,763
Total reserves	$5,741,100	$6,170,111
By withdrawal characteristics:
At book value without MV adjustment and with current
surrender charges less than 5%	$5,641,981	$6,170,111
Not subject to discretionary withdrawal	99,119	—
Total reserves	$5,741,100	$6,170,111

68

MIDLAND NATIONAL LIFE INSURANCE COMPANY
(a wholly owned subsidiary of Sammons Financial Group, Inc.)
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
AS OF DECEMBER 31, 2022, 2021 and 2020
(Dollars in Thousands)

Following is a summary reconciliation of amounts reported as transfers to and from separate accounts in the summary of operations of the Company’s NAIC separate account annual statements with the amounts reported as net transfers to separate accounts in the accompanying statements of operations for the years ended December 31:

	2022	2021	2020
Reconciliations of net transfers to (from) separate accounts
Transfers of premiums to separate accounts	$453,431	$651,572	$295,797
Transfers from separate accounts	(353,931)	(394,848)	(298,174)
Net transfers to (from) the separate accounts as reported in the statements of operations	$99,500	$256,724	$(2,377)

The Company has variable annuities with guaranteed benefits including guaranteed death benefits and guaranteed living benefits. The total maximum guarantee provided to the separate account associated with guaranteed death benefits of $125,286, $47,870, $48,759, $48,744 and $85,497 as of December 31, 2022, 2021, 2020, 2019 and 2018, respectively. The risk charges remitted to the general account associated with these guarantees was $800, $868, $747, $512 and $590 for 2022, 2021, 2020, 2019 and 2018, respectively.
12.CAPITAL AND SURPLUS AND DIVIDEND RESTRICTIONS
The Company has 2,549 common stock shares authorized, issued and outstanding. The Company has no preferred stock outstanding. Without prior approval of its domiciliary commissioner, dividends to shareholders is limited by the laws of the Company’s state of incorporation, Iowa, to $544,822 in 2023 an amount that is based on restrictions relating to the 2022 net gain from operations and statutory surplus. Within these limitations, there are no restrictions placed on the portion of Company profits that may be paid as ordinary dividends to its stockholder. The unassigned surplus of $3,030,041 is unrestricted and held for the benefit of the Company’s stockholder.
During 2022, the Company paid ordinary cash dividends in the amounts of $166,000 on March 31, $209,000 on September 30, and $199,000 on December 31 to its stockholder, SFG.
On October 25, 2013, the Company issued a surplus note to its parent, SFG, for $142,000. This note is reported as a component of capital and surplus in the statement of admitted assets, liabilities and capital and surplus. The surplus note bears annual interest at 7.5% payable in semi-annual installments. The maturity date of the note is October 31, 2043. Payment of principal and interest on this note is subject to approval by the Iowa Insurance Division. The Company incurred interest expense of $10,650 in 2022, 2021 and 2020. The Company has recognized life-to-date interest of $99,500.
On December 30, 2014, the Company issued a surplus note to its parent, SFG, for $200,000. This note is reported as a component of capital and surplus in the statement of admitted assets, liabilities and capital and surplus. The surplus note bears annual interest at 7.0% payable in semi-annual installments. The maturity date of the note is December 30, 2044. Payment of principal and interest on this note is subject to approval by the Iowa Insurance Division. The Company incurred interest expense of $14,000 in 2022, 2021 and 2020. The Company has recognized life-to-date interest of $112,000.
69

MIDLAND NATIONAL LIFE INSURANCE COMPANY
(a wholly owned subsidiary of Sammons Financial Group, Inc.)
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
AS OF DECEMBER 31, 2022, 2021 and 2020
(Dollars in Thousands)

On June 30, 2017, the Company issued a surplus note to its parent, SFG, for $295,000. This note is reported as a component of capital and surplus in the statement of admitted assets, liabilities and capital and surplus. The surplus note bears annual interest at 6.0% payable in semi-annual installments. The maturity date of the note is June 30, 2047. Payment of principal and interest on this note is subject to approval by the Iowa Insurance Division. The Company incurred interest expense of $17,700 in 2022, 2021, and 2020. The Company has recognized life-to-date interest of $95,047.
On December 30, 2017, the Company issued a surplus note to its parent, SFG, for $200,000. This note is reported as a component of capital and surplus in the statement of admitted assets, liabilities and capital and surplus. The surplus note bears an annual interest rate at 6.0% payable in semi-annual installments. The maturity date of the note is December 30, 2047. Payment of principal and interest on this note is subject to approval by the Iowa Insurance Division. The Company incurred interest expense of $12,000 in 2022, 2021, and 2020. The Company has recognized life-to-date interest of $60,000.
On December 30, 2020, the Company issued a surplus note to its parent, SFG, for $200,000. This note is reported as a component of capital and surplus in the statement of admitted assets, liabilities and capital and surplus. The surplus note bears an annual interest rate at 6.5% payable in semi-annual installments. The maturity date of the note is December 30, 2050. Payment of principal and interest on this note is subject to approval by the Iowa Insurance Division. The Company incurred interest expense of $13,000 and $10,863 in 2022 and 2021, respectively. The Company has recognized life-to-date interest of $23,863.
On May 4, 2022, the Company issued a surplus note to its parent, SFG, for $200,000. This note is reported as a component of capital and surplus in the statement of admitted assets, liabilities and capital and surplus. The surplus note bears an annual interest rate at 6.1% payable in semi-annual installments. The maturity date of the note is March 31, 2052. Payment of principal and interest on this note is subject to approval by the Iowa Insurance Division. The Company incurred interest expense of $4,980 in 2022. The Company has recognized life-to-date interest of $4,980.
70

MIDLAND NATIONAL LIFE INSURANCE COMPANY
(a wholly owned subsidiary of Sammons Financial Group, Inc.)
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
AS OF DECEMBER 31, 2022, 2021 and 2020
(Dollars in Thousands)

13.INCOME TAXES
The components of the net deferred tax asset recognized by the Company at December 31 are as follows:

	2022			2021			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross deferred tax asset	$609,794	$154,122	$763,916	$576,282	$46,816	$623,098	$33,512	$107,306	$140,818
Statutory valuation allowance	—	—	—	—	—	—	—	—	—
Adjusted gross deferred tax assets	609,794	154,122	763,916	576,282	46,816	623,098	33,512	107,306	140,818
Deferred tax assets nonadmitted	242,738	—	242,738	134,105	—	134,105	108,633	—	108,633
Subtotal net admitted deferred tax asset	367,056	154,122	521,178	442,177	46,816	488,993	(75,121)	107,306	32,185
Deferred tax liabilities	112,140	21,346	133,486	149,755	—	149,755	(37,615)	21,346	(16,269)
Net admitted deferred tax assets	$254,916	$132,776	$387,692	$292,422	$46,816	$339,238	$(37,506)	$85,960	$48,454
71

MIDLAND NATIONAL LIFE INSURANCE COMPANY
(a wholly owned subsidiary of Sammons Financial Group, Inc.)
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
AS OF DECEMBER 31, 2022, 2021 and 2020
(Dollars in Thousands)

	2022			2021			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Admission Calculation
Components SSAP No. 101:
(a) Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$154,122	$154,122	$—	$46,816	$46,816	$—	$107,306	$107,306
(b) Adjusted gross deferred tax assets expected to be realized after application of the threshold limitation	254,916	—	$254,916	292,422	—	$292,422	(37,506)	—	$(37,506)
Adjusted gross deferred be realized following the balance sheet date	254,916	—	$254,916	292,422	—	292,422	(37,506)	—	(37,506)
Adjusted gross deferred tax assets allowed per limitation threshold	XXX	XXX	700,918	XXX	XXX	735,727	XXX	XXX	(34,809)
(c) Adjusted gross deferred tax assets offset by gross deferred tax liabilities	112,140	—	$112,140	149,755	—	149,755	(37,615)	—	$(37,615)
Deferred tax assets admitted as the result of application of SSAP No. 101 (a)+(b)+(c)	$367,056	$154,122	$521,178	$442,177	$46,816	$488,993	$(75,121)	$107,306	$32,185
72

MIDLAND NATIONAL LIFE INSURANCE COMPANY
(a wholly owned subsidiary of Sammons Financial Group, Inc.)
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
AS OF DECEMBER 31, 2022, 2021 and 2020
(Dollars in Thousands)

	2022	2021
Ratio percentage used to determine recovery period and threshold limitation amount	753%	844%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation	$4,671,065	$4,904,846
The impact of tax planning strategies at December 31 is as follows:

	2022		2021		Change
	(1)	(2)	(3)	(4)	(5)	(6)
	Ordinary	Capital	Ordinary	Capital	(Col 1-3) Ordinary	(Col 2-4) Capital
Impact of tax-planning strategies
(a)Determination of adjusted gross deferred tax assets and net admitted deferred tax assets, by tax character as a percentage
1. Adjusted gross DTAs amount from note 9A1(c)	$609,794	$154,122	$576,282	$46,816	$33,512	$107,306
2. Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies	1.1%	17.4%	1.1%	7.5%	—%	9.9%
3. Net admitted adjusted gross DTAs amount from note 9A1(e)	$367,056	$154,122	$442,177	$46,816	$(75,121)	$107,306
4. Percentage of net admitted adjusted gross DTAs by tax character admitted because of the impact of tax planning strategies	2.2%	34.2%	2.0%	13.8%	0.2%	20.4%
The Company’s tax-planning strategies do not include the use of reinsurance.
There are no deferred tax liabilities that have not been recognized.
Current income taxes incurred consist of the following major components at December 31:

	2022	2021	2020
Current income tax:
Federal income tax on operations	$158,428	$137,652	$120,855
Federal income tax on net capital gains	(30,414)	180,995	7,780
Other	(27,504)	(14,838)	4,832
Federal and foreign income taxes incurred	$100,510	$303,809	$133,467
73

MIDLAND NATIONAL LIFE INSURANCE COMPANY
(a wholly owned subsidiary of Sammons Financial Group, Inc.)
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
AS OF DECEMBER 31, 2022, 2021 and 2020
(Dollars in Thousands)

The components of deferred tax assets and deferred tax liabilities are as follows:

	2022	2021	Change
Deferred tax assets:
Ordinary
Policyholder reserves	$279,341	$285,903	$(6,562)
Investments	1,145	2,843	(1,698)
Deferred acquisition costs	267,781	232,876	34,905
Fixed assets	7,196	5,147	2,049
Compensation and benefits accrual	2,738	2,980	(242)
Pension accrual	31,114	30,190	924
Receivables - nonadmitted	1,596	1,391	205
Other (including items <5% of total ordinary tax assets)	18,883	14,952	3,931
Subtotal	609,794	576,282	33,512

Nonadmitted	242,738	134,105	108,633

Admitted ordinary deferred tax assets	367,056	442,177	(75,121)

Capital
Investments	154,122	46,816	107,306
Admitted capital deferred tax assets	154,122	46,816	107,306
Admitted deferred tax assets	$521,178	$488,993	$32,185

Deferred Tax Liabilities:
Ordinary
Investments	$29,240	$54,237	$(24,997)
Fixed assets	7,721	9,798	(2,077)
Deferred and uncollected premium	35,676	34,613	1,063
Policyholder reserves	38,298	51,563	(13,265)
Other (including items <5% of total ordinary tax liabilities)	1,205	(456)	1,661
Subtotal	112,140	149,755	(37,615)
Capital
Investments	21,346	—	21,346
Deferred tax liabilities	133,486	149,755	(16,269)
Net deferred tax assets	$387,692	$339,238	$48,454

74

MIDLAND NATIONAL LIFE INSURANCE COMPANY
(a wholly owned subsidiary of Sammons Financial Group, Inc.)
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
AS OF DECEMBER 31, 2022, 2021 and 2020
(Dollars in Thousands)

The provision for income taxes incurred is different from that which would be obtained by applying the statutory Federal income tax rate to income before income taxes. The significant items causing this difference for the year ended December 31, 2022, are as follows:

	Tax Effect	Effective Tax Rate
Provision computed at statutory rate	$95,702	21.0%
IMR amortization	1,309	0.3%
Tax exempt income	(24,986)	(5.5)%
Tax credits	(40,380)	(8.9)%
Change in nonadmitted assets	(5,498)	(1.2)%
Other	(6,095)	(1.3)%
Total statutory income taxes	$20,052	4.4%

Federal income taxes incurred	$100,510	22.1%
Change in net deferred income taxes	(80,458)	(17.7)%
Total statutory income taxes	$20,052	4.4%
At December 31, 2022, the Company had no operating loss or tax credit carryforwards available and has not made any deposits under Section 6603 of the Internal Revenue Code. The income taxes incurred in the current and prior years that will be available for recoupment in the event of a future capital loss are $0 in 2022, $203,819 in 2021 and $0 in 2020.
On August 16, 2022, the U.S. enacted the Inflation Reduction Act of 2022 (the Act). The Act contained various tax-related provisions, including the establishment of a new 15 percent corporate alternative minimum tax (CAMT) on adjusted financial statement income for certain large corporations effective for tax years beginning on or after January 1, 2023. Reporting entities that are aware they will be subject to the CAMT would normally reflect the effects of the Act on the calculations impacted by the CAMT in the period of enactment if reasonably estimable.
The Statutory Accounting Principles Working Group (the Working Group) issued INT 22-02: Third Quarter 2022 Reporting of the Inflation Reduction Act - Corporate Alternative Minimum Tax on October 6, 2022. On December 13, 2022, the Working Group adopted a consensus to extend this interpretation for December 31, 2022, and first quarter 2023 statutory financial statements. Because of the timing of the adoption of the Act and the considerable number of unknown variables at December 31, 2022, the Working Group determined that a reasonable estimate is not determinable for the calculations impacted by the CAMT and reporting entities shall not recognize impacts related to CAMT for the 2022 annual financial statements.
The Company expects that the new CAMT provisions will apply to it in 2023 and future years; however, it does not expect to incur any liability for additional taxes as it will not be allocated any portion of any potential consolidated CAMT liability under the tax sharing arrangement with its parent company.

75

MIDLAND NATIONAL LIFE INSURANCE COMPANY
(a wholly owned subsidiary of Sammons Financial Group, Inc.)
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
AS OF DECEMBER 31, 2022, 2021 and 2020
(Dollars in Thousands)

14.EMPLOYEE BENEFIT PLANS
The Company provides certain postretirement health care and life insurance benefits for eligible active employees through health and welfare benefit plans. Substantially all employees working for the Company are eligible for those benefits at retirement. The type and amount of benefit varies based on the plan in effect for a particular employee group.
As of December 31, 2022, the Company anticipates contributing the following amounts to its health care plan:

2023	$1,091
2024	1,120
2025	1,179
2026	1,259
2027	1,318
Thereafter	7,305
The following table summarizes the assets, benefit obligations and other information related to these plans as of December 31, 2022 and 2021:

	Underfunded
Change in Postretirement Benefits	2022	2021	2020
Benefit obligation at beginning of year	$32,841	$35,149	$30,335
Service cost	1,674	1,600	1,319
Interest cost	948	814	939
Contribution by plan participants	447	509	523
Actuarial gain (loss)	(8,795)	(4,199)	3,929
Benefits paid	(1,200)	(1,032)	(1,214)
Plan amendments	—	—	(682)
Benefit obligation at end of year	$25,915	$32,841	$35,149

	Postretirement Benefits
Change in plan assets	2022	2021
Fair value of plan assets at beginning of year	$—	$—
Actual return on plan assets	—	—
Foreign currency exchange rate changes	—	—
Reporting entity contribution	753	523
Aplan participants' contributions	447	509
Benefits paid	(1,200)	(1,032)
Business combinations, divestitures and settlements	—	—
Fair value of plan assets at end of year	$—	$—
76

MIDLAND NATIONAL LIFE INSURANCE COMPANY
(a wholly owned subsidiary of Sammons Financial Group, Inc.)
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
AS OF DECEMBER 31, 2022, 2021 and 2020
(Dollars in Thousands)

	Postretirement Benefits
Components of net periodic benefit costs	2022	2021	2020
Service cost	$1,674	$1,600	$1,319
Interest cost	948	814	939
Gains and losses	207	367	210
Prior service cost or credits	(96)	(96)	(81)
Total net periodic benefit cost	$2,733	$2,685	$2,387

Amounts in unassigned funds (surplus) recognized	Postretirement Benefits
as components of net periodic benefit cost	2022	2021	2020
Net prior service cost or credit arising during the period	$—	$—	$(683)
Net prior service cost or credit recognized	96	96	81
Net gain and loss arising during the period	(8,795)	(4,199)	3,929
Net gain and loss recognized	(207)	(367)	(210)
Items not yet recognized as a component of net periodic cost - current year	$(8,906)	$(4,470)	$3,117

Amounts in unassigned funds (surplus) that have not
yet been recognized as components of net periodic	Postretirement Benefits
benefit cost	2022	2021
Net prior service cost or credit	$—	$—
Net recognized gains and losses	(298)	17

Weighted-average assumptions used to determine	Postretirement Benefits
net periodic benefit cost as of December 31	2022	2021
Weighted-average discount rate	2.75%	2.40%
Expected long-term rate of return on plan assets	n/a	n/a
Rate of compensation increase	n/a	n/a

Weighted-average assumptions used to determine	Postretirement Benefits
projected benefit obligation as of December 31	2022	2021
Weighted average discount rate	5.00%	2.75%
Rate of compensation increase	n/a	n/a
The Company participates in an Employee Stock Ownership Plan (“ESOP”) sponsored by SEI covering eligible employees of SFG. SFG pays and recognizes as an expense the current year allocation to its employees pursuant to the terms of a service agreement with SEI. SEI is responsible for funding employee distributions from the SEI ESOP to participants as they occur.
Compensation expense is recognized as shares to participants are committed to be released.
The expense for 2022, 2021 and 2020 was $27,486, $33,375 and $17,501, respectively.
77

MIDLAND NATIONAL LIFE INSURANCE COMPANY
(a wholly owned subsidiary of Sammons Financial Group, Inc.)
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
AS OF DECEMBER 31, 2022, 2021 and 2020
(Dollars in Thousands)

15.OTHER RELATED PARTY TRANSACTIONS
The Company pays fees to SEI under management contracts that cover certain investment, accounting, employee benefit and management services. The Company was charged $45,222, $36,321 and $31,765 in 2022, 2021 and 2020 , respectively, related to these contracts.
In 2013, the Company issued guaranteed investment contracts (“GICs”) to SEI for $102,000. In 2016, the Company issued additional GICs of $100,000. During 2020, the contracts were surrendered. In 2021, Midland National reissued GICs to SEI for $200,000 that had been surrendered in 2020. In 2022, $101,000 of the contracts were surrendered. The remaining contracts have an account value of $100,687 at December 31, 2022 and are included in liabilities for deposit type funds in the statements of admitted assets, liabilities and capital and surplus. Interest incurred on these contracts was $1,689, $1,386 and $3,114 in 2022, 2021 and 2020, respectively.
The Company pays investment management fees to an affiliate, Guggenheim Partners Investment Management Inc. (“GPIM”). SEI holds an indirect interest in Guggenheim. During 2022, 2021 and 2020, the Company incurred fees of $39,252, $53,321 and $47,585, respectively, for these investment management services. In 2022, the fee structure changed from being calculated based on the average fair value of invested assets under management multiplied by a contractual rate, to a fixed fee structure.
The Company entered an agreement effective July 31, 2022 to receive investment management services from SFGAM, an affiliate registered investment advisor which was established in 2022. During 2022, the Company incurred $5,141 for these investment management services. The fee is calculated based on the average fair value of invested assets under management multiplied by a contractual rate.
Guggenheim Commercial Real Estate Finance, LLC, (an indirect subsidiary of Guggenheim) provides commercial mortgage loan origination and servicing services for the Company. The Company incurred expense of $8,528, $7,651 and $7,776 in 2022, 2021 and 2020, respectively, for these commercial mortgage services. The fee is calculated monthly based on the outstanding principal balance of the commercial mortgage loans and real estate owned multiplied by a contractual rate.
In December 2020, the Company originated a commercial mortgage loan for Pathfinder Ranches, LLC, which is an indirect subsidiary of SEI in the amount of $25,000. The loan had a rate of 4.35% and was set to mature in 2027. In 2022, Pathfinder Ranches, LLC prepaid the entire remaining principal of the loan. A prepayment fee of $4,718 was collected at the time of the payoff. Interest earned on this loan was $1,147 and $1,088 in 2022 and 2021, respectively.
At December 31, 2022, the Company holds an investment security issued by GPIM. The security is reported in invested assets in the statements of admitted assets, liabilities, and capital and surplus at December 31, 2022 (6.82% interest, $51,406 par, $51,383 reported value, due 2023). At December 31, 2021, the security was reported in invested assets in the statements of admitted assets, liabilities, and capital and surplus (3.50% interest, $51,816 par, $51,778 reported value, due 2023).
The Company holds $313,388 and $348,173 of investments in debt securities issued by affiliates which are reported in bonds in the statements of admitted assets, liabilities, and capital and surplus at December 31, 2022 and December 31, 2021, respectively. The Company also holds $1,316,224 and $1,078,429 of
78

MIDLAND NATIONAL LIFE INSURANCE COMPANY
(a wholly owned subsidiary of Sammons Financial Group, Inc.)
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
AS OF DECEMBER 31, 2022, 2021 and 2020
(Dollars in Thousands)

limited partnership interests in affiliates which are reported in other invested assets in the statement of admitted assets, liabilities, and capital and surplus at December 31, 2022 and 2021, respectively.
The Company provided certain investment, accounting, policy administration and management services to North American. The Company received reimbursements of $156,558, $147,536 and $128,942 in 2022, 2021 and 2020, respectively, for the costs incurred to render such services.
The Company provides certain insurance and noninsurance services to MNL Re. The Company received reimbursements of $100 in each of 2022, 2021 and 2020 for the costs incurred to render such services.
The Company provides certain insurance and noninsurance services to Solberg Re. The Company received reimbursements of $100 in each of 2022, 2021 and 2020 for the costs incurred to render such services.
The Company provides certain insurance and noninsurance services to Canal Re. The Company received reimbursements of $100 in 2022 and 2021, and $125 in 2020, respectively, for the costs incurred to render such services.
The Company provided certain investment, accounting, payroll administration and management services to SIG for which it was reimbursed $6,019, $6,305 and $6,333 in 2022, 2021 and 2020, respectively, for costs incurred to render such services.
The Company provided certain investment, accounting, payroll administration and management services to SFN for which it was reimbursed $22,781, $24,945 and $19,750 in 2022, 2021 and 2020, respectively, for costs incurred to render such services.
The Company provides certain accounting, payroll administration and management services to Beacon. The Company received reimbursements of $747, $270, and $0 in 2022, 2021 and 2020, respectively, for the costs incurred to render such services.
The Company provides certain insurance and noninsurance services to SFG Bermuda. The Company received reimbursements of $1,500, $500, and $0 in 2022, 2021 and 2020, respectively, for the costs incurred to render such services.
The Company issued surplus notes payable to SFG. The borrowings were $1,237,000 and $1,037,000 as of December 31, 2022 and 2021, respectively. The Company paid interest to SFG in the amount of $72,330, $65,213, and $54,350 in 2022, 2021 and 2020, respectively. See Note 12 for further discussion of these surplus notes.
The Company is party to coinsurance agreements with North American, MNL Re, Solberg Re, Canal Re, and SFG Bermuda. See Note 9 for further discussion of these transactions.

79

MIDLAND NATIONAL LIFE INSURANCE COMPANY
(a wholly owned subsidiary of Sammons Financial Group, Inc.)
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
AS OF DECEMBER 31, 2022, 2021 and 2020
(Dollars in Thousands)

16.COMMITMENTS AND CONTINGENCIES
Limited partnership commitments
At December 31, 2022 and 2021, the Company had outstanding capital commitments to limited partnerships of $1,509,768 and $751,352, respectively.
Lease commitments
The Company leases certain equipment and office space. Rental expense on operating leases of $1,773, $1,871 and $4,055 were incurred in 2022, 2021 and 2020, respectively. The approximate future minimum lease payments under these non-cancelable leases at December 31, 2022 are as follows:

2023	$525
2024	512
2025	446
2026	313
2027	331
Thereafter	2,019
Other contingencies
Under insurance guaranty fund laws, in most states insurance companies doing business therein can be assessed up to prescribed limits for policyholder losses incurred by insolvent companies. The Company does not believe such assessments will be materially different from amounts already provided for in the financial statements. Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer’s own financial strength.
The Company has, in the normal course of business, claims and lawsuits filed against it. In some cases the damages sought are substantially in excess of contractual policy benefits. The Company believes these claims and lawsuits, either individually or in the aggregate, will not materially affect the Company’s financial position or results of operations.
17.SUBSEQUENT EVENTS
The Company evaluated subsequent events through April 14, 2023, the date the financial statements were available to be issued.
Subsequent to December, 31, 2022, the US banking system experienced failures of Silvergate Bank, Silicon Valley Bank and Signature Bank and significant liquidity concerns across the banking industry, particularly among regional banks. Regulators have acted and continue to focus on further potential systemic risk. While the Company has no exposure in its investment portfolio to the three aforementioned banks that failed, the Company does have exposure to non-Systematically Important Financial Banks (SIBs), including a preferred stock holding in First Republic Bank. As of December 31, 2022, less than 1% of the Company’s cash was deposited with non-SIBs.
80

MIDLAND NATIONAL LIFE INSURANCE COMPANY
(a wholly owned subsidiary of Sammons Financial Group, Inc.)
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
AS OF DECEMBER 31, 2022, 2021 and 2020
(Dollars in Thousands)

The Company is continuing to monitor the risks related to these events and all potential impacts to the Company. Potential impacts may include:
•Impacts to the Company’s investment portfolio, which could result in fair value changes and/or credit losses if economic conditions persist or worsen, including contagion to other areas of the US economy not currently experiencing economic stress.
•Changes in policyholder behavior, including banks and/or assumptions including potential increase in policyholder surrenders or withdrawals

While future events cannot be predicted with certainty, the Company does not expect the exposure to non-SIB institutions to have a material impact on the Company’s financial condition.

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OTHER INFORMATION
THE REGISTERED SEPARATE ACCOUNT
Registered Separate Account. The Midland National Life Separate Account C invests your premiums that are allocated to, and Contract Value that is transferred to, the Subaccounts. The Registered Separate Account was established under the insurance laws of the State of South Dakota in March 1991 and is now governed by Iowa law. It is registered with the Securities and Exchange Commission (SEC) under the Investment Company Act of 1940.
We are the legal owner of all assets held in the Registered Separate Account and use the assets to support your Contract and other variable annuity Contracts. We may permit charges owed to us to stay in the Registered Separate Account. Thus, we may also participate proportionately in the Registered Separate Account. These accumulated amounts belong to us and we may transfer them from the Registered Separate Account to our General Account. The assets in the Registered Separate Account equal to the reserves and other liabilities of the Registered Separate Account may not be charged with liabilities arising out of our other business. The obligations under the Contracts are our obligations. The income, gains and losses (realized and unrealized) of the Registered Separate Account are credited to or charged against the Registered Separate Account without regard to our other income, gains, or losses. Under certain unlikely circumstances, one Subaccount of the Registered Separate Account may be liable for claims relating to the operations of another Subaccount.
Our Right to Change How We Operate the Registered Separate Account.
We have the right to modify how we operate the Registered Separate Account. In making any changes, we may not seek approval of Owners (unless approval is required by law). We have the right to:
•    add Investment Options to, or remove Investment Options from our Registered Separate Account;
•    combine two or more Subaccounts;
•    withdraw assets relating to our variable annuities from one Subaccount and put them into another. However, if required, we would first seek approval from the Securities and Exchange Commission;
•    eliminate an Investment Portfolio’s shares and substitute shares of another Investment Portfolio or another open-end, registered investment company. This may happen if the Investment Portfolio’s shares are no longer available for investment or, if in our judgment, further investment in the Investment Portfolio is inappropriate in view of the Registered Separate Account’s purposes. However, if required, we would first seek approval from the Securities and Exchange Commission and the insurance regulator where the Contract is delivered;
•    end the registration of our Registered Separate Account under the Investment Company Act of 1940;
•    operate our Registered Separate Account under the direction of a committee or discharge such a committee at any time (the committee may be composed entirely of “interested persons” of Midland under the Investment Company Act of 1940); and
•    operate our Registered Separate Account or one or more of the Subaccounts in any other form the law allows, including a form that allows us to make direct investments. In addition, we may disapprove any change in investment advisors or investment policies unless a law or regulation provides differently.
If any changes are made that result in a material change to any Subaccount, then you will be notified. We may, for example, cause the Subaccount to invest in another mutual fund other than or in addition to the current Investment Portfolios.
If you are enrolled in a dollar cost averaging, automatic rebalancing or a comparable program when an underlying Investment Portfolio merger, substitution or liquidation takes place, unless otherwise noted in a communication from us, your Accumulation Value invested in such Subaccounts will be transferred automatically to the designated surviving Subaccount, in the case of mergers; the replacement Subaccount, in the case of substitutions; and in the Default Account in the case of liquidations. Your DCA or automatic rebalancing enrollment instructions will be automatically updated to reflect the surviving Subaccount, the replacement Subaccount or the Default Account, as the case may be, for any continued and future transfers or premium payments.
If you want to transfer the amount in an Subaccount that is changed as a result of a fund merger, substitution or liquidation, you may do so, without charge, by writing to our Customer Service Center.
THE NON-REGISTERED SEPARATE ACCOUNT
To support our obligations under the Cycle Investments we have established under the Iowa Insurance Law, and hold assets in, the “non-unitized” separate account. The income, gains and losses, realized or unrealized, from assets allocated to this separate account will be credited to or charged against the account, without regard to other income, gains or losses of the Company.
We are the sole owner of the assets of the Non-Registered Separate Account. We may invest and trade the assets of the Non-Registered Separate Account in any manner we choose. The only restrictions on our investments of the assets held in the Non-Registered Separate Account are those set forth by Iowa Insurance Laws. While we plan to invest the assets of the separate Account in a manner that generates a return that approximates the change in the applicable Index, subject to the Cap Rate, the Floor Rate and
II-109

Buffer Rate, all benefits payable are determined according to the applicable Cycle Investment Unit Value. The amounts payable under this Contract are determined by the Cycle Investment Unit Value, regardless of the performance of the assets held in the Non-Registered Separate Account. The Contract Owner does not participate in the performance of the assets held in the separate account.
We may, subject to applicable state law, transfer all assets allocated to the Non-Registered Separate Account to our General Account.
The separate account is not required to be registered, and is not registered, as an investment company under the Investment Company Act of 1940.
Our current plan is to invest Non-Registered Separate Account assets in fixed-income obligations, including but not limited to corporate bonds, mortgage-backed and asset-backed securities, government and agency issues and derivative contracts including but not limited to option contracts. We may also invest in interest rate swaps. Although the above generally describes our plan for investing the assets supporting our obligations under the Cycle Investments, we are not obligated to invest those assets according to any particular plan except as we may be required to by state insurance laws.
No Contract Owner participates in the investment results of any assets we hold in relation to the Cycle Investments.
While we hold assets in the Non-Registered Separate Account we have established under the Iowa Insurance Law to support our obligations under Cycle Investments, the Cycle Investments are General Account obligations.
MODIFICATION TO THE CONTRACT
Upon notice to you, we may modify the Contract to:
(a)    permit the Contract or the Separate Accounts to comply with any applicable law or regulation issued by a government agency;

(b)    assure continued qualification of the Contract under the Internal Revenue Code or other federal or state laws relating to retirement annuities or variable annuity Contracts;
(c)    reflect a change in the operation of the Separate Accounts; or
(d)    provide additional Investment Options.
In the event of such modifications, we will make an appropriate endorsement to the Contract.
ADMINISTRATIVE PROCEDURES
If you have any questions about your Contract or need to make changes, then contact the registered representative who sold you the Contract, or contact us at our Customer Service Center:
P.O. Box 9261
Des Moines, IA 50306-9261 (Regular Mail)
8300 Mills Civic Parkway
West Des Moines, IA 50266-3833 (Overnight Delivery)
Phone : (866) 747-3421 (toll-free)
Fax : (866) 511-7038 (toll-free)
You currently may send correspondence and transaction requests to us at the above Customer Service Center address or by facsimile or telephone at the numbers listed above. Our service representatives are available between the hours of 7:30 a.m. and 5:00 p.m. Monday through Friday (Central Time), excluding holidays and any day the New York Stock Exchange is not open. Any requests for partial withdrawals, transfers, and surrenders sent to another number or address may not be considered received at our Customer Service Center and will not receive that day’s price. The procedures we follow for facsimile requests include a written confirmation sent directly to you following any transaction request. We will employ reasonable procedures to confirm that instructions communicated by telephone or facsimile are genuine. We may revoke facsimile, internet and telephone transaction privileges at any time for some or all Owners.
The procedures we follow for transactions initiated by telephone may include requirements that callers identify themselves and the Owner by name, social security number, date of birth of the Annuitant or an Owner, or other identifying information. We disclaim any liability for losses resulting from unauthorized or allegedly unauthorized facsimile, internet or telephone requests that we believe to be genuine. We may record all telephone requests. There are risks associated with requests made by facsimile (possible falsification of faxed documents by others), internet or telephone (possible falsification of Owner identity) when the original signed request is not sent to our Customer Service Center. You bear those risks.
Facsimile, internet, and telephone correspondence and transaction requests may not always be available. Facsimile, internet, and telephone systems can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should mail your correspondence and transaction request to our Customer Service Center.
II-109

Change of Address Notification. To protect you from fraud and theft, we may verify any changes in address you request by sending a confirmation of the change to both your old and new addresses. We may also call you to verify the change of address.

LEGAL PROCEEDINGS
Midland National Life Insurance Company and its subsidiaries, like other life insurance companies, may be involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, Midland National believes that, as of the date of this prospectus, there are no pending or threatened lawsuits that will have a materially adverse impact on the Registered Separate Account, on the ability of Sammons Financial Network, LLC (“Sammons Financial Network”) to perform under its distribution agreement, or on the ability of the Company to meet its obligations under the contract.
II-110

DISTRIBUTION OF THE CONTRACT
We have entered into a distribution agreement with our affiliate, Sammons Financial Network for the distribution and sale of the Contracts. Sammons Financial Network is a Delaware limited liability company and its principal office is located at 8300 Mills Civic Parkway, West Des Moines, IA 50266. Sammons Financial Network is an indirect wholly owned subsidiary of Sammons Enterprises, Inc., of Dallas, Texas, the ultimate parent company of Midland National Life Insurance Company. Sammons Financial Network may enter into written sales agreements with other broker-dealers (“selling firms”) for the sale of the Contracts. We pay commissions to Sammons Financial Network for sales of the Contracts.
Sales commissions are based on each premium payment. The maximum commission payable on a premium payment is 6.50%. Where lower commissions are paid on premium payments, we may also pay trail commissions up to 1.00% beginning in the second Contract Year.
We also pay for Sammons Financial Network’s operating and other expenses, including the following sales expenses: sales representative training allowances; compensation and bonuses for the Sammons Financial Network’s management team; advertising expenses; and all other expenses of distributing the Contracts.
Sammons Financial Network pays selling firms all or a portion of the commissions received for their sales of the Contract. Registered representatives and their managers are also eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation items that we may provide jointly with Sammons Financial Network. Sales of the Contract may help these registered representatives and their supervisors qualify for such benefits. This compensation may influence your registered representative to recommend this Contract over another investment.
Non-cash items that we and Sammons Financial Network may provide include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items.
A portion of the payments made to selling firms may be passed on to their registered representatives in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Ask your registered representative for further information about what your registered representative and the selling firm for which he or she works may receive in connection with your purchase of a Contract.
In addition to ordinary commissions, Sammons Financial Network operating and other expenses and non-cash items, we provide payments to certain third parties for training, product development, marketing and development efforts with selling firms, and other wholesaling and relationship management services. It is possible that these third parties, or their personnel, may also act as your registered investment advisor providing advice with respect to portfolio allocations in the Contract. Please be certain to review your registered investment advisor’s Form ADV Part 2A and 2B carefully for disclosure about their compensation and conflicts of interest in connection with the Contracts.    Also note that your investment advisor could also be the broker-dealer, or a registered representative of the broker-dealer, who sold you the Contract; in that case, they would also receive commissions and other compensation for selling you the Contract, in addition to any investment advisory fees that you pay to your registered investment advisor (either directly or through partial withdrawals of your Accumulation Value in the Contract).

We intend to recoup commissions and other sales expenses indirectly through the following fees and charges deducted under the Contract: (a) the mortality and expense risks charge; (b) asset based administration charges, and (c) payments, if any, received from the investment portfolios, their distributors, service providers and/or managers. Commissions and other incentives or payments described above are not charged directly to you but they are reflected in the fees and charges that you do pay directly or indirectly.
PORTFOLIO VOTING RIGHTS
We invest the assets of our Registered Separate Account in shares of the Investment Portfolios. Midland National is the legal Owner of the shares and has the right to vote on certain matters. Among other things, we may vote:
•    to elect the Funds’ or Trust’s Board of Directors/Trustees,
•    to ratify the selection of independent auditors for the Investment Portfolios,
•    on any other matters described in the Investment Portfolios’ current prospectuses or requiring a vote by shareholders under the Investment Company Act of 1940, and
•    in some cases, to change the investment objectives and Contracts.
Even though we own the shares, we may give you the opportunity to tell us how to vote the number of shares that are allocated to your Contract. If the federal securities laws or regulations or interpretations of them change so that we are permitted to vote shares of the Investment Portfolio in our own right or to restrict Owner voting, then we may do so.
Fund companies determine if and how often shareholder meetings are held. As we receive notice of these meetings, we will ask for your voting instructions. The Investment Portfolios are not required to and generally do not hold a meeting in any given year.
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If we do not receive instructions in time from all Owners, then we currently intend to vote those shares in the same proportion as we vote shares for which we have received instructions in that Investment Portfolio. We currently intend to vote any Investment Portfolio shares that we and our affiliates alone are entitled to vote in the same proportions that Owners vote. The effect of this proportional voting is that a small number of Owners may control the outcome of a vote.
How We Determine Your Voting Shares
You may participate in voting only on matters concerning the Investment Portfolios in which your Accumulation Value has been invested. We determine your voting shares in each Investment Option by dividing the amount of your Accumulation Value allocated to that Subaccount by the net asset value of one share of the corresponding Investment Portfolio. This is determined as of the record date set by the Fund’s/Trust’s Board of Directors/Trustees for the shareholders meeting.
If you have a voting interest, then we will provide you proxy material and a form for giving us voting instructions. In certain cases, we may disregard instructions relating to changes in the Investment Portfolio’s adviser or the investment adviser Contracts of the portfolios.
Voting Privileges of Participants in Other Companies
Other insurance companies own shares in the Investment Portfolios to support their variable life insurance and variable annuity products. We do not foresee any disadvantage to this. Nevertheless, each Fund’s/Trust’s Board of Directors/Trustees will monitor events to identify conflicts that may arise and determine appropriate action. If we disagree with any Investment Portfolio action, then we will see that appropriate action is taken to protect our Owners. If we ever believe that any of the Investment Portfolios are so large as to materially impair its investment performance, then we will consider exercising our right to remove or close the investing Subaccount.

Suitability of the Contract
Because of the fees and expenses and possible loss of principal and earnings from prior periods, the Contracts are not appropriate for short-term investment. In addition, Non-Qualified Contracts may be most appropriate for those who have already made maximum use of other tax favored investment plans such as 401(k) plans. The tax-deferred feature of the Contract is most favorable to those in high tax brackets. The tax-deferred feature is not necessary for a tax-qualified plan. In such instances, purchasers should consider whether other features, such as the lifetime annuity payments make the Contract appropriate for their purposes. Before purchasing a Contract, you should obtain competent tax advice and financial advice both as to the tax treatment of the Contract and the suitability of the investment for your particular situation.
This Contract is not designed for resale or speculation, arbitrage, viatical settlements or any type of collective investment scheme. This Contract may not be traded on any stock exchange or secondary market. By purchasing this Contract, you represent and warrant that you are not purchasing or intending to use this Contract, for resale, speculation, arbitrage, viatical settlements or any type of collective investment scheme.
Other Products
We may offer other variable annuity contracts through our Registered Separate Account that also invest in some of the same portfolios. These annuity contracts may have different charges and may offer different benefits. We encourage you to carefully consider the costs and benefits of the Contract to ensure that it is consistent with your personal investment goals and needs. To obtain more information about these annuity contracts, contact your registered representative, or call us at (866) 747-3421.
Electronic Delivery
You may elect to receive prospectuses, transaction confirmations, reports and other communications in electronic format, instead of receiving paper copies of these documents. The electronic delivery service is subject to various terms and conditions, including a requirement that you promptly notify us of any change in your e-mail address, in order to avoid any disruption of deliveries to you. You may elect to discontinue e-Delivery at any time and may also request paper copies of any documents by contacting our Customer Service Center. You may obtain more information and assistance at www.SRSLiveWell.com or by writing us at our mailing address P.O. Box 9261 Des Moines, IA 50306-9261 or by telephone at (866) 747-3421.
Reports to Owners
We send you a quarterly report within 31 days after the end of each calendar quarter showing the Contract Value, Surrender Value, and the Death Benefit as of the end of the Calendar Quarter. The report will also show the allocation of your Contract Value and reflects amounts deducted since the last report.
Confirmation notices will be sent to you for premiums, partial withdrawals, surrenders, transfers of amounts between Investment Options and certain other financial transactions within 5 Business Days of processing.
You should promptly notify our Customer Service Center of any errors or discrepancies. We will review and correct any errors.

Unless you specifically request paper copies, we will make semi-annual reports with financial information on the portfolios available on a website. Each time a report is posted, we will send you a notice that includes a link to the report.
Assigning Your Contract
In general, you may assign your rights in a Non-Qualified Contract, however, we reserve the right, except to the extent prohibited by applicable laws, regulations, or actions of the state insurance commissioner, to refuse assignments or transfers at any time on a non-discriminatory basis. You must send a copy of the assignment to our Customer Service Center. The assignment does not take effect until we accept and approve it.. We are not responsible for the validity of the assignment or for any payment we make or any action we take before we record notice of the assignment. An absolute assignment is a change of Ownership. There may be tax consequences.
This Contract is not designed for resale, speculation, arbitrage, viatical settlements or any other type of collective investment scheme. This Contract may not be traded on any stock exchange or secondary market.
Exemption from Exchange Act Reporting
We are relying on the exemption provided by Rule 12h-7 under the 1934 Act. In reliance on that exemption, we do not file periodic and current reports that we would be otherwise required to file pursuant to Section 15(d) of the 1934 Act.
Payment of Contract Proceeds
We will generally pay any Death Benefits, withdrawals, or surrenders within seven days after receiving the required form(s) in Good Order at our Customer Service Center.
We may delay payment or transfers for one or more of the following reasons:
•    We cannot determine the amount of the payment,
•    the New York Stock Exchange is closed,
•    trading in securities has been restricted by the SEC,
•    an emergency exists or if for any reason it is not reasonably practicable to dispose of or fairly value the securities held in an Investment Option,
•    The SEC by order permits us to delay payment to protect our Owners, or
•    Your premium check(s) have not cleared your bank.
If, pursuant to SEC rules, any Investment Portfolio suspends payment of redemption proceeds including, in the case of a money market fund Subaccount (which is the Subaccount used as the Default Account), in connection with liquidation of the underlying portfolio or as a result of portfolio liquidity levels then we will delay payment of any transfer (including a transfer under a DCA program), partial withdrawal, surrender, or Death Benefit from the corresponding Subaccount until the suspension of redemptions is lifted or the portfolio pays redemption proceeds.
Federal laws designed to counter terrorism and prevent money laundering by criminals might in certain circumstances require us to reject a premium payment and/or “freeze” an Owner’s account. If these laws apply in a particular situation, we would not be allowed to process any request for withdrawals, surrenders, or Death Benefits, make transfers, or continue making annuity payments. If a Contract or Investment Option is frozen, the applicable Contract Value would be moved to a special segregated interest bearing account and held in that account until we receive instructions from the appropriate federal regulator. We may also be required to provide information about you and your Contract to the government agencies and departments.
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APPENDIX A – INVESTMENT PORTFOLIOS AVAILABLE UNDER THE CONTRACT
The following is a list of the portfolios currently available under the Contract. More information about the Portfolio Companies is available in the prospectuses for the Portfolio Companies, which can be amended from time to time and can be found online at www.srslivewell.com/prospectus. You can also request this information at no cost by calling 866-747-3421 or sending an email request to SecuritiesPI@sfgmembers.com.

The current expenses and performance information below reflects fees and expenses of the Investment Portfolios, but does not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these charges were included. Each investment portfolio’s past performance is not necessarily an indication of future performance.

Type/Investment Objective	Portfolio Company and Advisor/ Subadvisor	Current Expenses	Average Annual Total Returns (as of 12/31/2022 )
			1-Year Return	5-Year Returns	10-Year Return
US Insurance Allocation--50% to 70% Equity	American Funds IS® Asset Allocation Capital Research and Management Company	0.80	(13.66)	5.06	7.87
US Insurance Fund World Large-Stock Growth	American Funds IS® Global Growth Capital Research and Management Company	1.06	(24.92)	6.80	9.92
US Insurance Allocation--50% to 70% Equity	Calvert VP SRI Balanced Calvert Research and Management	0.88	(15.47)	6.13	7.26
US Insurance Small Growth	ClearBridge Variable Small Cap Growth Legg Mason Partners Fund Advisor, LLC / ClearBridge Investments, LLC	1.05	(29.01)	8.28	10.95
US Insurance Large Blend	DWS Equity 500 Index VIP2 DWS Investment Management Americas, Inc. / Northern Trust Investments Inc	0.64	(18.62)	8.75	11.90
US Insurance Large Growth	Fidelity® VIP Growth Opportunities Fidelity Management & Research Company LLC / FMR Investment Management (U.K.) Limited; Fidelity Management & Research (Japan) Limited; Fidelity Management & Research (HK) Ltd;	0.88	(38.32)	12.80	14.81
US Insurance Mid-Cap Blend	Fidelity® VIP Mid Cap Fidelity Management & Research Company LLC / FMR Investment Management (U.K.) Limited; Fidelity Management & Research (Japan) Limited; Fidelity Management & Research (HK) Ltd;	0.86	(14.97)	5.68	9.69
US Insurance Multisector Bond	Lord Abbett Series Bond-Debenture Lord, Abbett & Co LLC	0.89	(12.81)	1.01	3.65

US Insurance Short-Term Bond	Lord Abbett Series Short Duration Inc Lord, Abbett & Co LLC	0.83	(5.06)	0.92
US Insurance Inflation-Protected Bond	PIMCO VIT Real Return Adv Pacific Investment Management Company, LLC	0.77	(11.99)	1.86	0.80
US Insurance Ultrashort Bond	PIMCO VIT Short-Term Adv Pacific Investment Management Company, LLC	0.70	(0.25)	1.16	1.25
US Insurance Large Value	Principal Equity Income Principal Global Investors, LLC	0.87	(10.86)	7.09	10.39
US Insurance Intermediate Core-Plus Bond	Western Asset Core Plus VIT[2] Legg Mason Partners Fund Advisor, LLC / Western Asset Management Company Pte Ltd. – Singapore; Western Asset Management Company, LLC; Western Asset Management Company Ltd. – Japan; Western Asset Management Company Limited – UK;	0.78	(17.28)	(0.80)	1.47

	Soft-Closed
US Fund Money Market - Taxable	Fidelity® VIP Government Money Mkt Svc 2[1] Fidelity Management & Research Company LLC / FMR Investment Management (U.K.) Limited; Fidelity Management & Research (Japan) Limited; Fidelity Management & Research (HK) Ltd	0.48	1.28	0.94	0.52

1    The Fidelity VIP Government Money Mkt Svc 2 Money Market Subaccount operates as the Default Account and is not available for direct investment.
2    This investment option is subject to an expense reimbursement and/or fee waiver arrangement resulting in a temporary expense reduction. See the Investment Option’s prospectus for additional information.
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APPENDIX B – STATE VARIATIONS
The prospectus provides a general description of the Contract, but your state of issue may provide different features from those described in the body of the prospectus. As of the date of this prospectus, there are no material state variations. Several states are still pending approval.
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APPENDIX C – CYCLE INVESTMENT UNIT VALUE EXAMPLES
For each active Cycle Investment, the Cycle Investment Unit Value will be calculated on each Cycle Business Day based on each (A) Cycle Investment’s Fair Value as determined by the Fair Value Calculation Agent; (B) the number of Cycle Investment units held; and (C) the Floor Rate or Buffer Rate applicable to the Cycle Investment.
FOR CYCLE INVESTMENTS WITH A FLOOR RATE:
Start Date
The Initial Cycle Investment Unit Value will be set as $10 for each Cycle on the Start Date.
During the Cycle Term
Each Cycle Business Day prior to Cycle End Date, the Cycle Investment Unit Value will be calculated as the lesser of:
(A)    The Cycle Investment Unit Value based on the Fair Value
Each Business Day the Fair Value of each Cycle Investment will be determined by a Fair Value Calculation Agent.

The fair value per Cycle Units outstanding = Fair Value / number of Cycle Investment Units
and
(B)    The Cycle Investment Unit Value adjusted for the Proportional Cap Rate
The percentage gain in the Cycle Investment Unit Value, prior to the Cycle End Date, is limited by the Proportional Cap Rate, which is the Cap Rate multiplied by the amount of time that has elapsed since the Cycle Start Date, divided by the Cycle Term.
The maximum Cycle Investment Unit Value is adjusted for the Proportional Cap Rate = { Initial Cycle Investment Unit Value } x {1 + (Cap Rate) x [(number of days elapsed since Start Date) / (number of days in a Cycle Term)]}. This is the maximum that the Cycle Investment Unit Value can be prior to the Cycle End Date.
Example 1: A Cycle Investment that is 150 days since the Cycle Start Date, has a 3 year Cycle Term, a 20% Cap Rate, a Fair Value of $1,250,000, and current number of Cycle Investment Units of 100,000.
(A) The fair value per Cycle Units outstanding = Fair Value / number of Cycle Investment Units = $1,250,000 / 100,000 = $12.50
(B) The initial Unit Value adjusted for the Proportional Cap Rate = {Initial Cycle Investment Unit Value} x {1 + ( Cap Rate) x [(number of days elapsed since Start Date) / (number of days in a Cycle Term)]} = $10 x {1+ 20% x (150/(365 x 3)} = $10.27. This is the maximum that the Cycle Investment Unit Value can be.
The Cycle Investment Unit Value = Lesser of (A) and (B) = Min {$12.50, $10.27} = $10.27.
Example 2: A Cycle Investment that is 150 days since the Start Date, has a 3 year Cycle Term, a 20% Cap Rate, a Fair Value of $900,000, and current number of Cycle Investment Units of 100,000.
(A) The fair value per Cycle Units outstanding = Fair Value / number of Cycle Investment Units = $900,000 / 100,000 = $9.00
(B) The maximum Cycle Investment Unit Value adjusted for the Proportional Cap Rate = {Initial Cycle Investment Unit Value} x {1 + ( Cap Rate) x [(number of days elapsed since Start Date) / (number of days in a Cycle Term)]} = $10 x {1+ 20% x (150/(365 x 3)} = $10.27. This is the maximum that the Cycle Investment Unit Value can be.
The Cycle Investment Unit Value = Lesser of (A) and (B) = Min {$9.00, $10.27} = $9.00.
During the Cycle Term prior to the Cycle End Date, no Floor Rate or Buffer Rate applies. Thus, during the Cycle Term, the decrease in the Cycle Investment Unit Value is not limited by Floor Rate or Buffer Rate protection. This means that you could lose all of your principal invested in a Cycle, if you take a withdrawal prior to the Cycle End Date.
Withdrawals from the Cycle Investment prior to the Cycle End Date are permitted and the impact of the withdrawal on the amount of investment remaining in the Cycle Investment is based on the dollar amount withdrawn and the Cycle Investment Unit Value at the time of the Withdrawal.
(A)    The dollar amount of the Withdrawal is translated into number of Cycle Investment Units withdrawn as (dollar amount of the Withdrawal) / (Cycle Investment Unit Value at the time of the Withdrawal) = number of Cycle Investment Units withdrawn.
(B)    The number of Cycle Investment Units remaining after the Withdrawal = (number of Cycle Investment Units prior to Withdrawal) – (number of Cycle Investment Units withdrawn [as calculated in (A) above]).

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(C)    Value of the remaining investment in the Cycle Investment = (number of Cycle Investment Units remaining after the Withdrawal [as calculated in (B) above]) x (Cycle Investment Unit Value at the time of the Withdrawal).
Example 1: A Cycle Investment prior to the Cycle End Date has a current Cycle Investment Unit Value of $10 and current number of Cycle Investment Units of 10,000 has withdrawals of $10,000.
(A)    The number of Cycle Investment Units withdrawn = (dollar amount of the Withdrawal) / (Cycle Investment Unit Value at the time of the Withdrawal) = $10,000 / $10 = 1,000.
(B)    The number of Cycle Investment Units remaining after the withdrawal = (number of Cycle Investment Units prior to the Withdrawal) – (number of Cycle Investment Units withdrawn) = 10,000 – 1,000 = 9,000.
(C)    The value of the remaining investment in the Cycle Investment = (number of Cycle Investment Units remaining after the Withdrawal) x (Cycle Investment Unit Value at the time of the Withdrawal) = 9,000 x $10 = $90,000.
Example 2: A -10% Floor Cycle that had an initial Cycle Investment of $100,000, takes a withdrawal prior to the Cycle End Date. The current Cycle Investment Unit Value is $7.00 (note: if the Floor Rate applied prior to the Cycle End Date, the Cycle Investment Unit Value would be $9.00 = $10 * (1 + Cycle Floor Rate)) and current number of Cycle Investment Units of 10,000 has a withdrawal of $7,000.
(A)    The number of Cycle Investment Units withdrawn = (dollar amount of the Withdrawal) / (Cycle Investment Unit Value at the time of the Withdrawal) = $7,000 / $7.00 = 1,000.
(B)    The number of Cycle Investment Units remaining after the withdrawal = (number of Cycle Investment Units prior to the Withdrawal) – (number of Cycle Investment Units withdrawn) = 10,000 – 1,000 = 9,000.
(C)    The value of the remaining investment in the Cycle Investment = (number of Cycle Investment Units remaining after the Withdrawal) x (Cycle Investment Unit Value at the time of the Withdrawal) = 9,000 x $7 = $63,000.
Example 3: A -10% Buffer Cycle that had an initial Cycle Investment of $100,000, takes a withdrawal prior to the Cycle End Date. The current Cycle Investment Unit Value is $7.00 (note: if the Buffer Rate applied prior to the Cycle End Date, the Cycle Investment Unit Value would be $8.00 = $10 * (30% + Cycle Buffer Rate)) and current number of Cycle Investment Units of 10,000 has a withdrawal of $7,000.
(A)    The number of Cycle Investment Units withdrawn = (dollar amount of the Withdrawal) / (Cycle Investment Unit Value at the time of the Withdrawal) = $7,000 / $7.00 = 1,000.
(B)    The number of Cycle Investment Units remaining after the withdrawal = (number of Cycle Investment Units prior to the Withdrawal) – (number of Cycle Investment Units withdrawn) = 10,000 – 1,000 = 9,000.
(C)    The value of the remaining investment in the Cycle Investment = (number of Cycle Investment Units remaining after the Withdrawal) x (Cycle Investment Unit Value at the time of the Withdrawal) = 9,000 x $7 = $63,000.
On the Cycle End Date
The Cycle End Date Unit Value will equal the Cycle Investment Unit Value on the Cycle End Date subject to being no greater than the Cycle End Date Unit Value Cap (See D below) and being no less that the Cycle End Date Unit Value Floor (see E below).
(A)    Initial Cycle Investment Unit Value:
1.    The Initial Cycle Investment Unit Value = $10

(B)    Change in the Index Value
The Change in the Index Value equals:
1.    The last reported value of the Index on the Cycle End Date, minus the last reported value of the Index on the Start Date, divided by.
2.    The last reported Value of the Index on the Start Date.
(C)    Cycle End Date Initial Unit Value
The Cycle End Date’s initial Unit Value equals:
1.    The Initial Cycle Investment Unit Value multiplied by
2.    One plus the Change in Index Value, computed as set forth in (B) above.
(D)    Cycle End Date Unit Value Cap
The Cycle End Date’s Unit Value Cap equals the Initial Cycle Investment Unit Value multiplied by (one plus the Cap Rate.)
(E)    Cycle End Date Unit Value Floor
The Cycle End Date’s Unit Value Floor equals the Initial Cycle Investment Unit Value multiplied by (one plus the Floor Rate (which is a negative number)).
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(F)    Maturity Unit Value
Cycle Investment Unit Cycle Investment Value is the greater of (i) (E) ; or (ii) the lesser of (C) and (D).
Example 1: A Cycle Investment matures, the Cap Rate is 20%, Index Value on the Cycle End Date is 1,500, Index Value on the Cycle Start Date is 1,000, and the Floor Rate is -10%.
(A) Initial Cycle Investment Unit Value = $10.00
(B) Change in Index Value = (1,500 – 1,000)/1,000 = 50%
(C) Cycle End Date Initial Unit Value = $10 x (1+50%) = $15.00
(D) Cycle End Date Unit Value Cap = $10 x (1+20%) = $12.00
(E) Cycle End Date Unit Value Floor = $10 x (1+ -10%) = $9.00
Cycle Investment Unit Value = (C) subject to being no greater than (D) and no less than (E) = Max {$9.00 and Min($15.00, $12.00)} = $12.00
Example 2: A Cycle Investment matures, the Cap Rate is 20%, Index Value on the Cycle End Date is 800, Index Value on the Start Date is 1,000, and the Floor Rate is -10%.
(A) Initial Cycle Investment Unit Value = $10.00
(B) Change in Index Value = (800 – 1,000)/1,000 = -20%
(C) Cycle End Date initial Unit Value = $10 x (1+-20%) = $8.00
(D) Cycle End Date Unit Value Cap = $10 x (1+20%) = $12.00
(E) Cycle End Date Unit Value Floor = $10 x (1+ -10%) = $9.00
Cycle Investment Unit Value = (C) subject to being no greater than (D) and no less than (E) = Max{$9.00 and Min($8.00, $12.00)} = $9.00
Example 3: A Cycle Investment matures, the Cap Rate is 20%, Index Value on the Cycle End Date is 1,100, Index Value on the Start Date is 1,000, and the Floor Rate is -10%.
(A) Initial Cycle Investment Unit Value = $10.00
(B) Change in Index Value = (1,100 – 1,000)/1,000 = 10%
(C) Cycle End Date initial Unit Value = $10 x (1+10%) = $11.00
(D) Cycle End Date Unit Value Cap = $10 x (1+20%) = $12.00
(E) Cycle End Date Unit Value Floor = $10 x (1+ -10%) = $9.00
Cycle Investment Unit Value = (C) subject to being no greater than (D) and no less than (E) = Max{$9.00 and Min($11.00 , $12.00)} = $11.00
The value of investment in a Cycle Investment on the Cycle End Date is equal to the (number of Cycle Investment Units at the Cycle End Date) x (Cycle Investment Unit Value on the Cycle End Date).
Example 1: A Cycle on the Cycle End Date has a current Cycle Investment Unit Value of $12.31 and current number of Units of 10,000. The value of the investments in the Cycle on the Cycle End Date is $12.31 x 10,000 = $123,100.
FOR CYCLE INVESTMENTS WITH A BUFFER RATE:
Start Date
The Initial Cycle Investment Unit Value will be set as $10 for each Cycle Investment on the Start Date.
During the Cycle Term
Each Cycle Business Day prior to Cycle End Date, the Cycle Investment Unit Value will be calculated as the lesser of:
(A)    The Cycle Investment Unit Value based on the Fair Value
Each Business Day the Fair Value of each Cycle Investment will be determined by a Fair Value Calculation Agent.
The fair value per Cycle Units outstanding = Fair Value / number of Units
and
(B)    The Cycle Investment Unit Value adjusted for the Proportional Cap Rate
The percentage gain in the Cycle Investment Unit Value, prior to the Cycle End Date, is limited by the Proportional Cap Rate, which is the Cap Rate multiplied by the amount of time that has elapsed since the Cycle Start Date divided by the Cycle Term.
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The maximum Cycle Investment Unit Value is adjusted for the Proportional Cap Rate = { Initial Cycle Investment Unit Value } x {1 + ( Cap Rate) x [(number of days elapsed since Cycle Start Date) / (number of days in a Cycle Term)]}. This is the maximum that the Cycle Investment Unit Value can be prior to the Cycle End Date
Example 1: A Cycle Investment that is 150 days since the Cycle Start Date, has a one year Cycle Term, a 20% Cap Rate, a Fair Value of $1,250,000, and current number of Cycle Investment Units of 100,000.
(A) The fair value per Cycle Units outstanding = Fair Value / number of Cycle Investment Units = $1,250,000 / 100,000 = $12.50
(B) The maximum Cycle Investment Unit Value adjusted for the Proportional Cap Rate = {Initial Cycle Investment Unit Value} x {1 + (Cap Rate) x (number of days elapsed since Cycle Start Date) / (number of days in a Cycle Term)]} = $10 x {1+ 20% x (150/365)} = $10.82. This is the maximum that the Cycle Investment Unit Value can be.
Cycle Investment Unit Value = Lesser of (A) and (B) = Min {$12.50, $10.82} = $10.82

Example 2: A Cycle Investment that is 150 days since the Start Date, has a one year Cycle Term, a 20% Cap Rate, a Fair Value of $900,000, and current number of Cycle Investment Units of 100,000.
(A) The fair value per Cycle Units outstanding = Fair Value / number of Cycle Investment Units = $900,000 / 100,000 = $9.00
(B) The maximum Cycle Investment Unit Value adjusted for the Proportional Cap Rate = {Initial Cycle Investment Unit Value} x {1 + ( Cap Rate) x [(number of days elapsed since Start Date) / (number of days in a Cycle Term)]}= $10 x {1+ 20% x (150/365)} = $10.82. This is the maximum that the Cycle Investment Unit Value can be.
Cycle Investment Unit Value = Lesser of (A) and (B) = Min {$9.00, $10.82} = $9.00
During the Cycle Term prior to the Cycle End Date, no Buffer Rate or Floor Rate applies. Thus, during the Cycle Term, the decrease in the Cycle Investment Unit Value is not limited by the Buffer Rate or Floor Rate protection.
Withdrawals from the Cycle Investment prior to the Cycle End Date are permitted and the impact of the withdrawal on the amount of investment remaining in the Cycle Investment is based on the dollar amount withdrawn and the Cycle Investment Unit Value at the time of the Withdrawal.
(A)    The dollar amount of the Withdrawal is translated into number of Cycle Investment Units withdrawn as (dollar amount of the Withdrawal) / (Cycle Investment Unit Value at the time of the Withdrawal) = number of Cycle Investment Units withdrawn.
(B)    The number of Cycle Investment Units remaining after the Withdrawal = (number of Cycle Investment Unit prior to Withdrawal) – (number of Cycle Investment Units withdrawn [as calculated in (A) above]).
(C)    Value of the remaining investment in the Cycle Investment = (number of Cycle Investment Units remaining after the Withdrawal [as calculated in (B) above]) * (Cycle Investment Unit Value at the time of the Withdrawal).
Example 1: A Cycle Investment prior to the Cycle End Date has a current Cycle Investment Unit Value of $10 and current number of Cycle Investment Units of 10,000 has withdrawals of $10,000.
(A)    The number of Cycle Investment Units withdrawn = (dollar amount of the Withdrawal) / (Cycle Investment Unit Value at the time of the Withdrawal) = $10,000 / $10 = 1,000.
(B)    The number of Cycle Investment Units remaining after the withdrawal = (number of Cycle Investment Units prior to the Withdrawal) – (number of Cycle Investment Units withdrawn) = 10,000 – 1,000 = 9,000.
(C)    The value of the remaining investment in the Cycle Investment = (number of Cycle Investment Units remaining after the Withdrawal) * (Cycle Investment Unit Value at the time of the Withdrawal) = 9,000 * $10 = $90,000.
On the Cycle End Date
The Cycle End Date Unit Value will equal the Cycle End Date Initial Unit Value subject to being no greater than the Cycle End Date Unit Value Cap (See D below) and for losses that occur in excess of the Cycle End Date Unit Value Buffer (see E below).
(A)    Initial Cycle Investment Unit Value:
1.    The Initial Cycle Investment Unit Value = $10
(B)    Change in the Index Value:
The Change in the Index Value equals:
1.    The last reported value of the Index on the Cycle End Date, minus the last reported value of the Index on the Cycle Start Date, divided by.

2.    The last reported Value of the Index on the Cycle Start Date.
(C)    Cycle End Date initial Unit Value
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The Cycle End Date’s initial Unit Value equals:
1.    The Initial Unit Value multiplied by
2.    One plus the Change in Index Value, computed as set forth in (B) above.
(D)    Cycle End Date Unit Value Cap
The Cycle End Date’s Unit Value Cap equals the Initial Cycle Investment Unit Value multiplied by one plus the Cap Rate.
(E)    Cycle End Date Unit Value Buffer
If the Change in Index Value, as computed in (B) above, is greater than or equal to the Cycle Buffer Rate (i.e., is not a loss greater than the Buffer Rate) then the Cycle’s End Date Unit Value Buffer equals the Initial Unit Value. If the Change in the Index Value, as computed in (B) above, is less than the Cycle Buffer Rate (i.e., is a loss greater than the Buffer Rate) then the Cycle’s End Date Unit Value Buffer equals the Initial Unit Value multiplied by one plus the quantity of the Change in Index Value minus the Buffer Rate.
(F)    Maturity Unit Value
Cycle Investment Unit Value is the greater of (i) (E); or (ii) the lesser of (C) and (D).
Example 1: A Cycle Investment matures, the Cap Rate is 20%, Index Value on the Cycle End Date is 950, Index Value on the Start Date is 1,000, and the Buffer Rate is -10%.
(A) Initial Cycle Investment Unit Value = $10.00
(B) Change in Index Value = (950 – 1,000)/1,000 = -5.0%
(C) Cycle End Date initial Unit Value = $10 x (1+-5.0%) = $9.50
(D) Cycle End Date Unit Value Cap = $10 x (1+20%) = $12.00
(E) Cycle End Date Unit Value Buffer = $10.00; since the Change in Index Value of -5.0% is greater than Buffer Rate of -10%, the Cycle End Date Unit Value Buffer is the Initial Unit Value of $10.00.
Cycle Investment Unit Value = Greater of $10.00 versus Min{$9.50 , $12.00}, which is $10.00.
Example 2: A Cycle Investment matures, the Cap Rate is 20%, Index Value on the Cycle End Date is 800, Index Value on the Start Date is 1,000, and the Buffer Rate is -10%.
(A) Initial Unit Value = $10.00
(B) Change in Index Value = (800 – 1,000)/1,000 = -20.0%
(C) Cycle End Date Initial Unit Value = $10 x (1+-20.0%) = $8.00
(D) Cycle End Date Unit Value Cap = $10 x (1+20%) = $12.00
(E) Cycle End Date Unit Value Buffer = $9.00; since the Change in Index Value of -20.0% is less than the Buffer Rate of -10%, the Cycle End Date Unit Value Buffer is $10 * (1 + -20% - -10%) = $9.00.
Cycle Investment Unit Value = Greater of $9.00 versus Min{$8.00 , $12.00}, which is $9.00.
Example 3: A Cycle Investment matures, the Cap Rate is 20%, Index Value on the Cycle End Date is 1,100, Index Value on the Start Date is 1,000, and the Buffer Rate is -10%.
(A) Initial Cycle Investment Unit Value = $10.00
(B) Change in Index Value = (1,100 – 1,000)/1,000 = 10.0%
(C) Cycle End Date Initial Unit Value = $10 x (1+10.0%) = $11.00
(D) Cycle End Date Unit Value Cap = $10 x (1+20%) = $12.00
(E) Cycle End Date Unit Value Buffer = $10.00; since the Change in Index Value of 10% is greater than the Buffer Rate of -10%, the Cycle End Date Unit Value Buffer is $10.00.
Cycle Investment Unit Value = Greater of $10.00 versus Min{$11.00 , $12.00}, which is $11.00.

Example 4: A Cycle Investment matures, the Cap Rate is 20%, Index Value on the Cycle End Date is 1,500, Index Value on the Start Date is 1,000, and the Buffer Rate is -10%.
(A) Initial Unit Value = $10.00
(B) Change in Index Value = (1,500 – 1,000)/1,000 = 50.0%
(C) Cycle End Date Initial Unit Value = $10 x (1+50.0%) = $15.00
(D) Cycle End Date Unit Value Cap = $10 x (1+20%) = $12.00
(E) Cycle End Date Unit Value Buffer = $10.00; since the Change in Index Value of 50% is greater than the Buffer Rate of -10%, the Cycle End Date Unit Value Buffer is $10.00.
Cycle Investment Unit Value = Greater of $10.00 versus Min{$15.00, $12.00}, which is $12.00.

The value of investment in a Cycle Investment on the Cycle End Date is equal to the (number of Cycle Investment Units at the Cycle End Date) * (Cycle Investment Unit Value on the Cycle End Date).
Example 1: A Cycle Investment on the Cycle End Date has a current Cycle Investment Unit Value of $12.31 and current number of Cycle Investment Units of 10,000 the value of the investments in the Cycle Investment on the Cycle End Date is $12.31 * 10,000 = $123,100.
Cycle Investment
The Contract Holder’s Cycle Investment on any Cycle Business Day is the number of Cycle Investment Units credited to the Contract Holder multiplied by the day’s Cycle Investment Unit Value.
Example 1: On a Cycle Start Date a Contract Holder invests $100,000 in a Cycle Investment. The Initial Cycle Investment Unit Value is $10. After 6 months, the Cycle Investment Unit Value of the Cycle Investment is $13.00.
(A)    Number of Cycle Investment Units = $100,000/10 = 10,000 Cycle Investment Units
(B)    Cycle Investment after 6 months = 10,000 x $13.00 = $130,000
Example 2: On a Cycle Start Date a Contract Holder invests $90,000 in a Cycle Investment. The Initial Cycle Investment Unit Value is $10. After 3 months, the Cycle Investment Unit Value of the Cycle Investment is $8.50.
(A)    Number of Cycle Investment Units = $90,000/10 = 9,000 Cycle Investment Units
(B)    Cycle Investment after 3 months = 9,000 x $8.50 = $76,500
Example 3: On a Cycle Start Date a Contract Holder invests $250,000 in a Cycle Investment. The Initial Cycle Investment Unit Value is $10. After 10 months, the Cycle Investment Unit Value of the Cycle Investment is $12.00.
(A)    Number of Cycle Investment Units = $250,000/10 = 25,000 Cycle Investment Units
(B)    Cycle Investment after 10 months = 25,000 x $12.00 = $300,000
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APPENDIX D – INDEX DISCLAIMERS
The Cycle Investments track certain Securities Indices that are published by third parties. Midland National uses these Securities Indices under license from the Indices’ respective publishers. The following information about the Indices is included in this Prospectus in accordance with Midland National’s license agreements with the publishers of the Indices:
Standard & Poor’s requires that the following disclaimer be included in this prospectus:
The Cycle Investments are not sponsored, endorsed, sold or promoted by Standard & Poor’s (“S&P”) or its third party licensors. Neither S&P nor its third party licensors makes any representation or warranty, express or implied, to the owners of the Contract or any member of the public regarding the advisability of investing in securities generally or in the Contract particularly or the ability of the S&P 500 Index (the “Index”) to track general stock market performance. S&P’s and its third party licensor’s only relationship to Midland National is the licensing of certain trademarks and trade names of S&P and the third party licensors and of the Index which is determined, composed and calculated by S&P or its third party licensors without regard to Midland National or the Contract. S&P and its third party licensors have no obligation to take the needs of Midland National or the owners of the Contract into consideration in determining, composing or calculating the Index. Neither S&P nor its third party licensors is responsible for and has not participated in the determination of the prices and amount of the Contract or the timing of the issuance or sale of the Contract or in the determination or calculation of the equation by which the Contract is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Contract.
NEITHER S&P, ITS AFFILIATES NOR THEIR THIRD PARTY LICENSORS GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN OR ANY COMMUNICATIONS, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATIONS (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P, ITS AFFILIATES AND THEIR THIRD PARTY LICENSORS SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS OR DELAYS THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE MARKS, THE INDEX OR ANY DATA INCLUDED THEREIN WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P, ITS AFFILIATES OR THEIR THIRD PARTY LICENSORS BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE.
The name “S&P 500 Index” is a trademark of Standard & Poor’s and has been licensed for use by Midland National.
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APPENDIX E – FAIR VALUE FORMULAS
We compute the Cycle Investment Unit Value using the Fair Value. The Cycle Business Day’s Cycle Investment Unit Value will equal the Fair Value per Cycle Values outstanding (see A Below) subject to the maximum Cycle Investment Unit Value Cap, which is adjusted for the Proportional Cap Rate (see B below).
A.    Cycle Business Day Fair Value per Cycle Units outstanding
The Cycle Business Day Fair Value per Cycle Units outstanding equals the Cycle’s Fair Value divided by the total number of Cycle Investment Units outstanding, each as of that day.
B.    Cycle Business Day maximum Cycle Investment Unit Value, which is adjusted for the Proportional Cap Rate
If the Cycle Business Day Fair Value per Cycle Units outstanding is greater than the Initial Cycle Investment Unit Value (i.e., $10.00), we determine the Cycle Business Day maximum Cycle Investment Unit Value, which is adjusted for the Proportional Cap Rate. The Cycle Business Day maximum Cycle Investment Unit Value, which is adjusted for the Proportional Cap Rate equals: (i) the Initial Cycle Investment Unit Value multiplied by (ii) one plus the Proportional Cap Rate. The Proportional Cap Rate is equal to the (i) the Cap Rate multiplied by (ii) the number of days lapsed during the Cycle Term divided by the number of days in the Cycle Term.
The Floor Rate and the Buffer Rate do not apply during the Cycle Term prior to the Cycle End Date. Thus, there is no protection against any decrease in value of the Cycle Investment for withdrawals during the Cycle Term prior to the Cycle End Date.

On the Cycle End Date. For each Cycle Investment, we determine the Cycle Investment Unit Value on its Cycle End Date based on the change in the Index Value (see A below), the Cap Rate, and the Floor Rate or the Buffer Rate, as applicable. As of the Cycle End Date, we compute the Cycle End Date Initial Unit Value (see B below). The Cycle End Date Unit Value will equal the Cycle End Date Initial Unit Value subject to the Cycle End Date Unit Value Cap (see C below) and the Cycle End Date Unit Value Floor for Cycles Investments with Floor Rates (see D below) and the Cycle End Date Unit Value Cap (see C below) and the Buffer Rate (see E below) for Cycle Investments with Buffer Rates (see E below),
A.    Change in the Index Value
The change in Index Value equals:
1)    The last reported value of the Index on the Cycle End Date, minus the last reported value of the Index on the Cycle Start Date, divided by
2)    The last reported value of the Index on the Cycle Start Date.
B.    Cycle End Date Initial Unit Value
The Cycle End Date’s initial Unit Value equals:
1)    The initial Unit Value multiplied by
2)    One plus the Change in Index Value, computed as set forth in A above.
C.    Cycle End Date Unit Value Cap
The Cycle End Date’s Unit Value Cap equals the Initial Cycle Investment Unit Value multiplied by one plus the Cap Rate.
D.    Cycle End Date Unit Value Floor
The Cycle End Date Unit Value Floor equals the Initial Cycle Investment Unit Value multiplied by one plus the Floor Rate (which is a negative number).
E.    Cycle End Date Unit Value Buffer
The Cycle End Date Unit Value Buffer equals any negative change in the Index Value offset by the Buffer Rate. If there is negative change of less than the Buffer Rate, then impact is 0% to Unit Value. If there is negative change greater than the Buffer Rate, then the Cycle End Date Unit Value Buffer is the Initial Cycle Investment Unit Value multiplied by one plus the difference between the change and the Buffer Rate (which is a negative number).
Reporting. For each Cycle Investment in which you invest, we will make electronically available to you on each Cycle Business Day (i) the number of Cycle Investment Units credited to your Cycle Investment(s) and (ii) the Cycle Investment Unit Value on the Business Day preceding the Cycle Business Day.
At least once each year, we will send you a report containing information required by applicable state law and the following:
1)    The beginning date and end date for the reporting period;
2)    For each Cycle Investment in which you invested during the reporting period;
a)    The Start Date, Cycle Term, Floor Rate or Buffer Rate, Cap Rate, and the value of the Index on the Start Date, and if there was a Cycle End Date, the value of the Index on the Cycle End Date;
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b)    The number of Cycle Investment Units credited to the Contract (i) at the beginning of the reporting period, and (ii) on the Cycle Business Day immediately prior to the date of the report;
c)    The number of Cycle Investment Units redeemed and the Cycle Investment Unit Value in connection with each withdrawal made during the current reporting period;

d)    The Cycle Investment Unit Value (i) at the beginning of the reporting period, and (ii) on the Cycle Business Day immediately prior to the date of the report;
3)    The Index price for each Cycle Investment on the Start Date and, at the end of the current report period.
We have contracted with S&P Global Market Intelligence, an independent analytics firm, to be the Fair Value Calculation Agent to compute the Fair Value of a Cycle Investment Unit each Business Day during a Cycle Term. The Fair Value reflects the current value of financial instruments that would provide a return equal to the change in Index Value at the end of the Cycle Term subject to the Cap Rate and subject to the Floor Rate /Buffer Rate. The Fair Value is based on a variety of factors considered by the Fair Value Calculation Agent, which include the change in the Index Value from the Cycle Start Date, volatility of the Index, changes in prevailing interest rates and the time remaining until the Cycle End Date. The Fair Value is determined using a formula which is based on the economic value of a hypothetical investments at the time of the valuation designed to match the Cycle Investment Value at the Cycle End Date.
The value of each of these financial instruments is determined by the Fair Value Calculation Agent using standard financial industry calculations. The call and put options are all valued using the Black-Scholes option valuation formula. The value of the zero-coupon bond is determined by a present value of the maturity value at an applicable proxy for the risk-free interest rate (currently SOFR rates).
Calculation of Fair Value for Cycle Investments with a Floor Rate:
The Fair Value Calculation Agent uses five hypothetical financial instruments to determine the Fair Value of a Cycle Investment during the Cycle Term. These hypothetical financial instruments are constructed to produce a return equal to the proceeds payable on a Cycle Investment on its Cycle End Date. These financial instruments are:
1)    A zero-coupon bond with a maturity date equal to the Cycle End Date, plus;
2)    An at-the-money call option. This is an option to buy a position in the Index on the Cycle End Date at a strike price equal to the price of the Index on the Cycle Start Date, less;
3)    An at-the-money put option. This is an option to sell a position in the Index on the Cycle End Date at a strike price equal to the price of the Index on the Cycle Start Date, less;
4)    An out-of-the-money call option. This is an option to buy a position in the Index on the Cycle End Date at a strike price equal to the price of the Index on the Cycle Start Date times (1 + Cap Rate), plus;
5)    An out-of-the-money put option. This is an option to sell a position in the Index on the Cycle End Date at a strike price equal to the price of the Index on the Cycle Start Date times (1 + Floor Rate (which is a negative number)).
The formulas for the above components are:
1)    Zero coupon bond = (Maturity Value) / [(1 + d)^T]
Whereas; d = the discount rate for the term T (prevailing risk free rate, currently SOFR rate, for term T) and T = time until Cycle End Date
2)    Black-Scholes formula for a call option = StN(d1) – Ke-rTN(d2); where
d1 = [ln(St/K) + (r + σ2/2)T] / σ√T
d2 = d1 – σ√T
Below are the inputs to calculate the at-the-money call option:
St = the index level at the time of the valuation
S0 = the starting index level
K= strike price which is equal to S0
N(x) = is cumulative probability function for the standard normal distribution
r = risk free rate for term T less the annual dividend yield for the index
T = time until Cycle End Date
σ = volatility of an at-the-money call option on the index that reflects the moneyness and term T at the time of the valuation
3)    Black-Scholes formula for a put option = Ke-rTN(-d2) – StN(-d1); where
d1 = [ln(St/K) + (r + σ2/2)T] / σ√T
d2 = d1 – σ√T
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Below are the inputs to calculate the at-the-money put option:
St = the index level at the time of the valuation
S0 = the starting index level
K= strike price which is equal to S0
N(x) = is cumulative probability function for the standard normal distribution
r = risk free rate for term T less the annual dividend yield for the index
T = time until Cycle End Date
σ = volatility of an at-the-money put option on the index that reflects the moneyness and term T at the time of the valuation
4)    Black-Scholes formula for a call option = StN(d1) – Ke-rTN(d2); where
d1 = [ln(St/K) + (r + σ2/2)T] / σ√T
d2 = d1 – σ√T
Below are the inputs to calculate the out-of-the-money call option:
St = the index level at the time of the valuation
S0 = the starting index level
K= strike price which is equal to S0(1 + Cap Rate)
N(x) = is cumulative probability function for the standard normal distribution
r = risk free rate for term T less the annual dividend yield for the index
T = time until Cycle End Date
σ = volatility of an out-the-money call option by the amount of the Cap Rate on the index that reflects the moneyness and term T at the time of the valuation
5)    Black-Scholes formula for a put option = Ke-rTN(-d2) – StN(-d1); where
d1 = [ln(St/K) + (r + σ2/2)T] / σ√T
d2 = d1 – σ√T
Below are the inputs to calculate the out-of-the-money put option:
St = the index level at the time of the valuation
S0 = the starting index level
K= strike price which is equal to S0(1 - Floor Rate)
N(x) = is cumulative probability function for the standard normal distribution
r = risk free rate for term T less the annual dividend yield on the index
T = time until Cycle End Date
σ = volatility of an out-the-money put option by the amount of the Floor Rate on the index that reflects the moneyness and term T at the time of the valuation

Calculation of Fair Value for Cycle Investments with a Buffer Rate:
The Fair Value Calculation Agent uses four hypothetical financial instruments to determine the Fair Value of a Cycle Investment during the Cycle Term. These hypothetical financial instruments are constructed to produce a return equal to the proceeds payable on a Cycle Investment on its Cycle End Date. These financial instruments are:
1)    A zero-coupon bond with a maturity date equal to the Cycle End Date, plus;
2)    An at-the-money call option. This is an option to buy a position in the Index on the Cycle End Date at a strike price equal to the price of the Index on the Cycle Start Date, less;
3)    An out-of-the-money call option. This is an option to buy a position in the Index on the Cycle End Date at a strike price equal to the price of the Index on the Cycle Start Date times (1 + Cap Rate), less;
4)    An out-of-the-money put option. This is an option to sell a position in the Index on the Cycle End Date at a strike price equal to the price of the Index on the Cycle Start Date times (1 + Buffer Rate (which is a negative number)).
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The formulas for the above components are:
1)    Zero coupon bond = (Maturity Value) / [(1 + d)^T]
Whereas; d = the discount rate for term T (prevailing risk free rate, currently SOFR rate, for term T) and T = time until Cycle End Date
2)    Black-Scholes formula for a call option = StN(d1) – Ke-rTN(d2); where
d1 = [ln(St/k) + (r + σ2/2)T] / σ√T
d2 = d1 – σ√T
Below are the inputs to calculate the at-the-money call option:
St = the index level at the time of the valuation
S0 = the starting index level
K= strike price which is equal to S0
N(x) = is cumulative probability function for the standard normal distribution
r = risk free rate for term T less the annual dividend yield for the index
T = time until Cycle End Date
σ = volatility of an at-the-money call option on the index that reflects the moneyness and term T at the time of the valuation
3)    Black-Scholes formula for a call option = StN(d1) – Ke-rTN(d2); where
d1 = [ln(St/k) + (r + σ2/2)T] / σ√T
d2 = d1 – σ√T
Below are the inputs to calculate the out-of-the-money call option:
St = the index level at the time of the valuation
S0 = the starting index level
K= strike price which is equal to S0(1 + Cap Rate)
N(x) = is cumulative probability function for the standard normal distribution
r = risk free rate for term T less the annual dividend yield on the index
T = time until Cycle End Date
σ = volatility of an out-the-money call option by the amount of the Cap Rate on the index that reflects the moneyness and term T at the time of the valuation
4)    Black-Scholes formula for a put option = Ke-rTN(-d2) – StN(-d1); where
d1 = [ln(St/k) + (r + σ2/2)T] / σ√T
d2 = d1 – σ√T

Below are the inputs to calculate the out-of-the-money put option:
St = the index level at the time of the valuation
S0 = the starting index level
K= strike price which is equal to S0(1 – Buffer Rate)
N(x) = is cumulative probability function for the standard normal distribution
r = risk free rate for term T less the annual dividend yield on the index
T = time until Cycle End Date
σ = volatility of an out-the-money put option by the amount of the Buffer Rate on the index that reflects the moneyness and term T at the time of the valuation

Examples Fair Value Per Cycle Investment Unit: 6-Year Cycle; -10% Floor.

Component	6-Year Cycle; -10% Floor	6-Year Cycle; -10% Floor
Cycle Term (in months)	72	72
Valuation Date (months since Cycle Start Date)	12	66
Cap Rate	26%	26%
Time to End Date (in months)	60	6

Assuming Change in Index Value -40% (for example from 1,000 to 600)
1) Fair Value hypothetical zero coupon bond (Bond)	9.39	$ 9.87
2) Fair Value of hypothetical at-the-money call option (ATM Call)	0.22	$ 0.00
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3) Fair Value of hypothetical at-the-money put option (ATM Put)	4.18	$ 4.04
4) Fair Value of hypothetical out-of-the-money call option (OTM Call)	0.05	$ 0.00
5) Fair Value of hypothetical out-of-the-money put option (OTM Put)	3.37	$ 3.04
6) Fair Value {1) + 2) - 3) - 4) + 5)}	8.76	$ 8.87
7) Proportional Cap Rate = $10 * (1 + Cap Rate * (Valuation Date / Cycle Term))	$ 10.43	$ 12.38
Cycle Investment Unit Value = Lessor 6) and 7)	$ 8.76	$ 8.87

Assuming Change in Index Value -10% (for example from 1,000 to 900)
1) Fair Value hypothetical zero coupon bond (Bond)	$ 9.39	$ 9.87
2) Fair Value of hypothetical at-the-money call option (ATM Call)	$ 1.16	$ 0.19
3) Fair Value of hypothetical at-the-money put option (ATM Put)	$ 2.34	$ 1.25
4) Fair Value of hypothetical out-of-the-money call option (OTM Call)	$ 0.46	$ 0.00
5) Fair Value of hypothetical out-of-the-money put option (OTM Put)	$ 1.79	$ 0.60
6) Fair Value {1) + 2) - 3) - 4) + 5)}	$ 9.55	$ 9.40
7) Proportional Cap Rate = $10 * (1 + Cap Rate * (Valuation Date / Cycle Term))	$ 10.43	$ 12.38
Cycle Investment Unit Value = Lessor 6) and 7)	$ 9.55	$ 9.40

Assuming Change in Index Value +10% (for example from 1,000 to 1,100)
1) Fair Value hypothetical zero coupon bond (Bond)	$ 9.39	$ 9.87
2) Fair Value of hypothetical at-the-money call option (ATM Call)	$ 2.22	$ 1.20
3) Fair Value of hypothetical at-the-money put option (ATM Put)	$ 1.54	$ 0.27
4) Fair Value of hypothetical out-of-the-money call option (OTM Call)	$ 1.10	$ 0.12
5) Fair Value of hypothetical out-of-the-money put option (OTM Put)	$ 1.16	$ 0.09
6) Fair Value {1) + 2) - 3) - 4) + 5)}	$ 10.12	$ 10.76
7) Proportional Cap Rate = $10 * (1 + Cap Rate * (Valuation Date / Cycle Term))	$ 10.43	$ 12.38
Cycle Investment Unit Value = Lessor 6) and 7)	$ 10.12	$ 10.76

Assuming Change in Index Value +40% (for example from 1,000 to 1,400)
1) Fair Value hypothetical zero coupon bond (Bond)	$ 9.39	$ 9.87
2) Fair Value of hypothetical at-the-money call option (ATM Call)	$ 4.27	$ 3.91
3) Fair Value of hypothetical at-the-money put option (ATM Put)	$ 0.81	$ 0.01
4) Fair Value of hypothetical out-of-the-money call option (OTM Call)	$ 2.63	$ 1.54
5) Fair Value of hypothetical out-of-the-money put option (OTM Put)	$ 0.60	$ 0.00
6) Fair Value {1) + 2) - 3) - 4) + 5)}	$ 10.81	$ 12.23
7) Proportional Cap Rate = $10 * (1 + Cap Rate * (Valuation Date / Cycle Term))	$ 10.43	$ 12.38
Cycle Investment Unit Value = Lessor 6) and 7)	$ 10.43	$ 12.23

Input Values used above as follows
Bond discount rate	1.05%	0.22%
Annual dividend yield	1.55%	1.55%
Risk free rate	1.02%	0.14%
ATM Call volatility	21.38%	21.38%
ATM Put volatility	21.38%	21.38%
OTM Call volatility	19.06%	19.06%
OTM Put volatility	22.50%	22.50%

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Examples Fair Value Per Cycle Investment Unit: 3-Year Cycle; -10% Floor.

Component	3-Year Cycle; -10% Floor	3-Year Cycle; -10% Floor
Cycle Term (in months)	36	36
Valuation Date (months since Cycle Start Date)	12	30
Cap Rate	11%	11%
Time to End Date (in months)	24	6

Assuming Change in Index Value -40% (for example from 1,000 to 600)
1) Fair Value hypothetical zero coupon bond (Bond)	$ 9.89	$ 9.93
2) Fair Value of hypothetical at-the-money call option (ATM Call)	$ 0.03	$ 0.00
3) Fair Value of hypothetical at-the-money put option (ATM Put)	$ 4.10	$ 4.04
4) Fair Value of hypothetical out-of-the-money call option (OTM Call)	$ 0.01	$ 0.00
5) Fair Value of hypothetical out-of-the-money put option (OTM Put)	$ 3.18	$ 3.04
6) Fair Value {1) + 2) - 3) - 4) + 5)}	$ 8.98	$ 8.94
7) Proportional Cap Rate = $10 * (1 + Cap Rate * (Valuation Date / Cycle Term))	$ 10.37	$ 10.92
Cycle Investment Unit Value = Lessor 6) and 7)	$ 8.98	$ 8.94

Assuming Change in Index Value -10% (for example from 1,000 to 900)
1) Fair Value hypothetical zero coupon bond (Bond)	$ 9.89	$ 9.93
2) Fair Value of hypothetical at-the-money call option (ATM Call)	$ 0.58	$ 0.17
3) Fair Value of hypothetical at-the-money put option (ATM Put)	$ 1.75	$ 1.23
4) Fair Value of hypothetical out-of-the-money call option (OTM Call)	$ 0.27	$ 0.03
5) Fair Value of hypothetical out-of-the-money put option (OTM Put)	$ 1.20	$ 0.60
6) Fair Value {1) + 2) - 3) - 4) + 5)}	$ 9.65	$ 9.44
7) Proportional Cap Rate = $10 * (1 + Cap Rate * (Valuation Date / Cycle Term))	$ 10.37	$ 10.92
Cycle Investment Unit Value = Lessor 6) and 7)	$ 9.65	$ 9.44

Assuming Change in Index Value +10% (for example from 1,000 to 1,100)
1) Fair Value hypothetical zero coupon bond (Bond)	$ 9.89	$ 9.93
2) Fair Value of hypothetical at-the-money call option (ATM Call)	$ 1.60	$ 1.17
3) Fair Value of hypothetical at-the-money put option (ATM Put)	$ 0.83	$ 0.25
4) Fair Value of hypothetical out-of-the-money call option (OTM Call)	$ 0.97	$ 0.49
5) Fair Value of hypothetical out-of-the-money put option (OTM Put)	$ 0.54	$ 0.08
6) Fair Value {1) + 2) - 3) - 4) + 5)}	$ 10.22	$ 10.45
7) Proportional Cap Rate = $10 * (1 + Cap Rate * (Valuation Date / Cycle Term))	$ 10.37	$ 10.92
Cycle Investment Unit Value = Lessor 6) and 7)	$ 10.22	$ 10.45

Assuming Change in Index Value +40% (for example from 1,000 to 1,400)
1) Fair Value hypothetical zero coupon bond (Bond)	$ 9.89	$ 9.93
2) Fair Value of hypothetical at-the-money call option (ATM Call)	$ 3.91	$ 3.91
3) Fair Value of hypothetical at-the-money put option (ATM Put)	$ 0.23	$ 0.01
4) Fair Value of hypothetical out-of-the-money call option (OTM Call)	$ 2.97	$ 2.83
5) Fair Value of hypothetical out-of-the-money put option (OTM Put)	$ 0.14	$ 0.00
6) Fair Value {1) + 2) - 3) - 4) + 5)}	$ 10.74	$ 11.01
7) Proportional Cap Rate = $10 * (1 + Cap Rate * (Valuation Date / Cycle Term))	$ 10.37	$ 10.92
Cycle Investment Unit Value = Lessor 6) and 7)	$ 10.37	$ 10.92

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Input Values used above as follows
Bond discount rate	0.38%	0.22%
Annual dividend yield	1.55%	1.55%
Risk free rate	0.54%	0.14%
ATM Call volatility	20.36%	20.36%
ATM Put volatility	20.36%	20.36%
OTM Call volatility	18.49%	18.49%
OTM Put volatility	22.30%	22.30%

Examples Fair Value Per Cycle Investment Unit: 1-Year Cycle; -10% Floor.

Component	1-Year Cycle; -10% Floor	1-Year Cycle; -10% Floor
Cycle Term (in months)	12	12
Valuation Date (months since Cycle Start Date)	2	10
Cap Rate	6%	6%
Time to End Date (in months)	10	2

Assuming Change in Index Value -40% (for example from 1,000 to 600)
1) Fair Value hypothetical zero coupon bond (Bond)	$ 9.97	$ 9.98
2) Fair Value of hypothetical at-the-money call option (ATM Call)	$ 0.00	$ 0.00
3) Fair Value of hypothetical at-the-money put option (ATM Put)	$ 4.06	$ 4.01
4) Fair Value of hypothetical out-of-the-money call option (OTM Call)	$ 0.00	$ 0.00
5) Fair Value of hypothetical out-of-the-money put option (OTM Put)	$ 3.08	$ 3.01
6) Fair Value {1) + 2) - 3) - 4) + 5)}	$ 8.99	$ 8.98
7) Proportional Cap Rate = $10 * (1 + Cap Rate * (Valuation Date / Cycle Term))	$ 10.10	$ 10.50
Cycle Investment Unit Value = Lessor 6) and 7)	$ 8.99	$ 8.98

Assuming Change in Index Value -10% (for example from 1,000 to 900)
1) Fair Value hypothetical zero coupon bond (Bond)	$ 9.97	$ 9.98
2) Fair Value of hypothetical at-the-money call option (ATM Call)	$ 0.24	$ 0.03
3) Fair Value of hypothetical at-the-money put option (ATM Put)	$ 1.34	$ 1.05
4) Fair Value of hypothetical out-of-the-money call option (OTM Call)	$ 0.09	$ 0.00
5) Fair Value of hypothetical out-of-the-money put option (OTM Put)	$ 0.80	$ 0.35
6) Fair Value {1) + 2) - 3) - 4) + 5)}	$ 9.58	$ 9.31
7) Proportional Cap Rate = $10 * (1 + Cap Rate * (Valuation Date / Cycle Term))	$ 10.10	$ 10.50
Cycle Investment Unit Value = Lessor 6) and 7)	$ 9.58	$ 9.31

Assuming Change in Index Value +10% (for example from 1,000 to 1,100)
1) Fair Value hypothetical zero coupon bond (Bond)	$ 9.97	$ 9.98
2) Fair Value of hypothetical at-the-money call option (ATM Call)	$ 1.23	$ 1.02
3) Fair Value of hypothetical at-the-money put option (ATM Put)	$ 0.36	$ 0.04
4) Fair Value of hypothetical out-of-the-money call option (OTM Call)	$ 0.79	$ 0.51
5) Fair Value of hypothetical out-of-the-money put option (OTM Put)	$ 0.21	$ 0.01
6) Fair Value {1) + 2) - 3) - 4) + 5)}	$ 10.27	$ 10.45
7) Proportional Cap Rate = $10 * (1 + Cap Rate * (Valuation Date / Cycle Term))	$ 10.10	$ 10.50
Cycle Investment Unit Value = Lessor 6) and 7)	$ 10.10	$ 10.45

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Assuming Change in Index Value +40% (for example from 1,000 to 1,400)
1) Fair Value hypothetical zero coupon bond (Bond)	$ 9.97	$ 9.98
2) Fair Value of hypothetical at-the-money call option (ATM Call)	$ 3.86	$ 3.97
3) Fair Value of hypothetical at-the-money put option (ATM Put)	$ 0.02	$ 0.00
4) Fair Value of hypothetical out-of-the-money call option (OTM Call)	$ 3.26	$ 3.37
5) Fair Value of hypothetical out-of-the-money put option (OTM Put)	$ 0.02	$ 0.00
6) Fair Value {1) + 2) - 3) - 4) + 5)}	$ 10.56	$ 10.58
7) Proportional Cap Rate = $10 * (1 + Cap Rate * (Valuation Date / Cycle Term))	$ 10.10	$ 10.50
Cycle Investment Unit Value = Lessor 6) and 7)	$ 10.10	$ 10.50

Input Values used above as follows
Bond discount rate	0.28%	0.16%
Annual dividend yield	1.55%	1.55%
Risk free rate	0.19%	0.10%
ATM Call volatility	18.74%	18.74%
ATM Put volatility	18.74%	18.74%
OTM Call volatility	16.37%	16.37%
OTM Put volatility	22.94%	22.94%

Examples Fair Value Per Cycle Investment Unit: 6-Year Cycle; -20% Buffer.

Component	6-Year Cycle; -20% Buffer	6-Year Cycle; -20% Buffer
Cycle Term (in months)	72	72
Valuation Date (months since Cycle Start Date)	12	66
Cap Rate	79%	79%
Time to End Date (in months)	60	6

Assuming Change in Index Value -40% (for example from 1,000 to 600)
1) Fair Value hypothetical zero coupon bond (Bond)	$ 9.39	$ 9.87
2) Fair Value of hypothetical at-the-money call option (ATM Call)	$ 0.22	$ 0.00
3) Fair Value of hypothetical out-of-the-money call option (OTM Call)	$ 0.00	$ 0.00
4) Fair Value of hypothetical out-of-the-money put option (OTM Put)	$ 2.63	$ 2.06
5) Fair Value {1) + 2) - 3) - 4)}	$ 6.98	$ 7.81
6) Proportional Cap Rate = $10 * (1 + Cap Rate * (Valuation Date / Cycle Term))	$ 11.32	$ 17.24
Cycle Investment Unit Value = Lessor 5) and 6)	$ 6.98	$ 7.81

Assuming Change in Index Value -10% (for example from 1,000 to 900)
1) Fair Value hypothetical zero coupon bond (Bond)	$ 9.39	$ 9.87
2) Fair Value of hypothetical at-the-money call option (ATM Call)	$ 1.16	$ 0.19
3) Fair Value of hypothetical out-of-the-money call option (OTM Call)	$ 0.04	$ 0.00
4) Fair Value of hypothetical out-of-the-money put option (OTM Put)	$ 1.33	$ 0.22
5) Fair Value {1) + 2) - 3) - 4)}	$ 9.18	$ 9.84
6) Proportional Cap Rate = $10 * (1 + Cap Rate * (Valuation Date / Cycle Term))	$ 11.32	$ 17.24
Cycle Investment Unit Value = Lessor 5) and 6)	$ 9.18	$ 9.84

Assuming Change in Index Value +10% (for example from 1,000 to 1,100)
1) Fair Value hypothetical zero coupon bond (Bond)	$ 9.39	$ 9.87
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2) Fair Value of hypothetical at-the-money call option (ATM Call)	$ 2.22	$ 1.20
3) Fair Value of hypothetical out-of-the-money call option (OTM Call)	$ 0.17	$ 0.00
4) Fair Value of hypothetical out-of-the-money put option (OTM Put)	$ 0.84	$ 0.02
5) Fair Value {1) + 2) - 3) - 4)}	$ 10.60	$ 11.04
6) Proportional Cap Rate = $10 * (1 + Cap Rate * (Valuation Date / Cycle Term))	$ 11.32	$ 17.24
Cycle Investment Unit Value = Lessor 5) and 6)	$ 10.60	$ 11.04

Assuming Change in Index Value +40% (for example from 1,000 to 1,400)
1) Fair Value hypothetical zero coupon bond (Bond)	$ 9.39	$ 9.87
2) Fair Value of hypothetical at-the-money call option (ATM Call)	$ 4.27	$ 3.91
3) Fair Value of hypothetical out-of-the-money call option (OTM Call)	$ 0.71	$ 0.01
4) Fair Value of hypothetical out-of-the-money put option (OTM Put)	$ 0.43	$ 0.00
5) Fair Value {1) + 2) - 3) - 4)}	$ 12.52	$ 13.77
6) Proportional Cap Rate = $10 * (1 + Cap Rate * (Valuation Date / Cycle Term))	$ 11.32	$ 17.24
Cycle Investment Unit Value = Lessor 5) and 6)	$ 11.32	$ 13.77

Input Values used above as follows
Bond discount rate	1.05%	0.22%
Annual dividend yield	1.55%	1.55%
Risk free rate	1.02%	0.14%
ATM Call volatility	21.38%	21.38%
OTM Call volatility	16.34%	16.34%
OTM Put volatility	23.73%	23.73%

Examples Fair Value Per Cycle Investment Unit: 6-Year Cycle; -30% Buffer.

Component	6-Year Cycle; -30% Buffer	6-Year Cycle; -30% Buffer
Cycle Term (in months)	72	72
Valuation Date (months since Cycle Start Date)	12	66
Cap Rate	45%	45%
Time to End Date (in months)	60	6

Assuming Change in Index Value -40% (for example from 1,000 to 600)
1) Fair Value hypothetical zero coupon bond (Bond)	$ 9.39	$ 9.87
2) Fair Value of hypothetical at-the-money call option (ATM Call)	$ 0.22	$ 0.00
3) Fair Value of hypothetical out-of-the-money call option (OTM Call)	$ 0.01	$ 0.00
4) Fair Value of hypothetical out-of-the-money put option (OTM Put)	$ 1.97	$ 1.15
5) Fair Value {1) + 2) - 3) - 4)}	$ 7.64	$ 8.71
6) Proportional Cap Rate = $10 * (1 + Cap Rate * (Valuation Date / Cycle Term))	$ 10.75	$ 14.13
Cycle Investment Unit Value = Lessor 5) and 6)	$ 7.64	$ 8.71

Assuming Change in Index Value -10% (for example from 1,000 to 900)
1) Fair Value hypothetical zero coupon bond (Bond)	$ 9.39	$ 9.87
2) Fair Value of hypothetical at-the-money call option (ATM Call)	$ 1.16	$ 0.19
3) Fair Value of hypothetical out-of-the-money call option (OTM Call)	$ 0.21	$ 0.00
4) Fair Value of hypothetical out-of-the-money put option (OTM Put)	$ 0.94	$ 0.05
5) Fair Value {1) + 2) - 3) - 4)}	$ 9.40	$ 10.00
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6) Proportional Cap Rate = $10 * (1 + Cap Rate * (Valuation Date / Cycle Term))	$ 10.75	$ 14.13
Cycle Investment Unit Value = Lessor 5) and 6)	$ 9.40	$ 10.00

Assuming Change in Index Value +10% (for example from 1,000 to 1,100)
1) Fair Value hypothetical zero coupon bond (Bond)	$ 9.39	$ 9.87
2) Fair Value of hypothetical at-the-money call option (ATM Call)	$ 2.22	$ 1.20
3) Fair Value of hypothetical out-of-the-money call option (OTM Call)	$ 0.60	$ 0.01
4) Fair Value of hypothetical out-of-the-money put option (OTM Put)	$ 0.58	$ 0.00
5) Fair Value {1) + 2) - 3) - 4)}	$ 10.42	$ 11.05
6) Proportional Cap Rate = $10 * (1 + Cap Rate * (Valuation Date / Cycle Term))	$ 10.75	$ 14.13
Cycle Investment Unit Value = Lessor 5) and 6)	$ 10.42	$ 11.05

Assuming Change in Index Value +40% (for example from 1,000 to 1,400)
1) Fair Value hypothetical zero coupon bond (Bond)	$ 9.39	$ 9.87
2) Fair Value of hypothetical at-the-money call option (ATM Call)	$ 4.27	$ 3.91
3) Fair Value of hypothetical out-of-the-money call option (OTM Call)	$ 1.72	$ 0.45
4) Fair Value of hypothetical out-of-the-money put option (OTM Put)	$ 0.29	$ 0.00
5) Fair Value {1) + 2) - 3) - 4)}	$ 11.64	$ 13.32
6) Proportional Cap Rate = $10 * (1 + Cap Rate * (Valuation Date / Cycle Term))	$ 10.75	$ 14.13
Cycle Investment Unit Value = Lessor 5) and 6)	$ 10.75	$ 13.32

Input Values used above as follows
Bond discount rate	1.05%	0.22%
Annual dividend yield	1.55%	1.55%
Risk free rate	1.02%	0.14%
ATM Call volatility	21.38%	21.38%
OTM Call volatility	17.83%	17.83%
OTM Put volatility	25.09%	25.09%

Examples Fair Value Per Cycle Investment Unit: 3-Year Cycle; -10% Buffer.

Component	3-Year Cycle; -10% Buffer	3-Year Cycle; -10% Buffer
Cycle Term (in months)	36	36
Valuation Date (months since Cycle Start Date)	12	30
Cap Rate	43%	43%
Time to End Date (in months)	24	6

Assuming Change in Index Value -40% (for example from 1,000 to 600)
1) Fair Value hypothetical zero coupon bond (Bond)	$ 9.89	$ 9.93
2) Fair Value of hypothetical at-the-money call option (ATM Call)	$ 0.03	$ 0.00
3) Fair Value of hypothetical out-of-the-money call option (OTM Call)	$ 0.00	$ 0.00
4) Fair Value of hypothetical out-of-the-money put option (OTM Put)	$ 3.18	$ 3.04
5) Fair Value {1) + 2) - 3) - 4)}	$ 6.74	$ 6.89
6) Proportional Cap Rate = $10 * (1 + Cap Rate * (Valuation Date / Cycle Term))	$ 11.43	$ 13.58
Cycle Investment Unit Value = Lessor 5) and 6)	$ 6.74	$ 6.89

Assuming Change in Index Value -10% (for example from 1,000 to 900)
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1) Fair Value hypothetical zero coupon bond (Bond)	$ 9.89	$ 9.93
2) Fair Value of hypothetical at-the-money call option (ATM Call)	$ 0.58	$ 0.17
3) Fair Value of hypothetical out-of-the-money call option (OTM Call)	$ 0.01	$ 0.00
4) Fair Value of hypothetical out-of-the-money put option (OTM Put)	$ 1.20	$ 0.60
5) Fair Value {1) + 2) - 3) - 4)}	$ 9.26	$ 9.51
6) Proportional Cap Rate = $10 * (1 + Cap Rate * (Valuation Date / Cycle Term))	$ 11.43	$ 13.58
Cycle Investment Unit Value = Lessor 5) and 6)	$ 9.26	$ 9.51

Assuming Change in Index Value +10% (for example from 1,000 to 1,100)
1) Fair Value hypothetical zero coupon bond (Bond)	$ 9.89	$ 9.93
2) Fair Value of hypothetical at-the-money call option (ATM Call)	$ 1.60	$ 1.17
3) Fair Value of hypothetical out-of-the-money call option (OTM Call)	$ 0.12	$ 0.00
4) Fair Value of hypothetical out-of-the-money put option (OTM Put)	$ 0.54	$ 0.08
5) Fair Value {1) + 2) - 3) - 4)}	$ 10.83	$ 11.02
6) Proportional Cap Rate = $10 * (1 + Cap Rate * (Valuation Date / Cycle Term))	$ 11.43	$ 13.58
Cycle Investment Unit Value = Lessor 5) and 6)	$ 10.83	$ 11.02

Assuming Change in Index Value +40% (for example from 1,000 to 1,400)
1) Fair Value hypothetical zero coupon bond (Bond)	$ 9.89	$ 9.93
2) Fair Value of hypothetical at-the-money call option (ATM Call)	$ 3.91	$ 3.91
3) Fair Value of hypothetical out-of-the-money call option (OTM Call)	$ 0.93	$ 0.43
4) Fair Value of hypothetical out-of-the-money put option (OTM Put)	$ 0.14	$ 0.00
5) Fair Value {1) + 2) - 3) - 4)}	$ 12.72	$ 13.41
6) Proportional Cap Rate = $10 * (1 + Cap Rate * (Valuation Date / Cycle Term))	$ 11.43	$ 13.58
Cycle Investment Unit Value = Lessor 5) and 6)	$ 11.43	$ 13.41

Input Values used above as follows
Bond discount rate	0.38%	0.22%
Annual dividend yield	1.55%	1.55%
Risk free rate	0.54%	0.14%
ATM Call volatility	20.36%	20.36%
OTM Call volatility	15.33%	15.33%
OTM Put volatility	22.30%	22.30%

Examples Fair Value Per Cycle Investment Unit: 1-Year Cycle; -10% Buffer.

Component	1-Year Cycle; -10% Buffer	1-Year Cycle; -10% Buffer
Cycle Term (in months)	12	12
Valuation Date (months since Cycle Start Date)	2	10
Cap Rate	11%	11%
Time to End Date (in months)	10	2

Assuming Change in Index Value -40% (for example from 1,000 to 600)
1) Fair Value hypothetical zero coupon bond (Bond)	$ 9.97	$ 9.98
2) Fair Value of hypothetical at-the-money call option (ATM Call)	$ 0.00	$ 0.00
3) Fair Value of hypothetical out-of-the-money call option (OTM Call)	$ 0.00	$ 0.00

4) Fair Value of hypothetical out-of-the-money put option (OTM Put)	$ 3.08	$ 3.01
5) Fair Value {1) + 2) - 3) - 4)}	$ 6.90	$ 6.97
6) Proportional Cap Rate = $10 * (1 + Cap Rate * (Valuation Date / Cycle Term))	$ 10.18	$ 10.92
Cycle Investment Unit Value = Lessor 5) and 6)	$ 6.90	$ 6.97

Assuming Change in Index Value -10% (for example from 1,000 to 900)
1) Fair Value hypothetical zero coupon bond (Bond)	$ 9.97	$ 9.98
2) Fair Value of hypothetical at-the-money call option (ATM Call)	$ 0.24	$ 0.03
3) Fair Value of hypothetical out-of-the-money call option (OTM Call)	$ 0.03	$ 0.00
4) Fair Value of hypothetical out-of-the-money put option (OTM Put)	$ 0.80	$ 0.35
5) Fair Value {1) + 2) - 3) - 4)}	$ 9.38	$ 9.66
6) Proportional Cap Rate = $10 * (1 + Cap Rate * (Valuation Date / Cycle Term))	$ 10.18	$ 10.92
Cycle Investment Unit Value = Lessor 5) and 6)	$ 9.38	$ 9.66

Assuming Change in Index Value +10% (for example from 1,000 to 1,100)
1) Fair Value hypothetical zero coupon bond (Bond)	$ 9.97	$ 9.98
2) Fair Value of hypothetical at-the-money call option (ATM Call)	$ 1.23	$ 1.02
3) Fair Value of hypothetical out-of-the-money call option (OTM Call)	$ 0.48	$ 0.20
4) Fair Value of hypothetical out-of-the-money put option (OTM Put)	$ 0.21	$ 0.01
5) Fair Value {1) + 2) - 3) - 4)}	$ 10.52	$ 10.79
6) Proportional Cap Rate = $10 * (1 + Cap Rate * (Valuation Date / Cycle Term))	$ 10.18	$ 10.92
Cycle Investment Unit Value = Lessor 5) and 6)	$ 10.18	$ 10.79

Assuming Change in Index Value +40% (for example from 1,000 to 1,400)
1) Fair Value hypothetical zero coupon bond (Bond)	$ 9.97	$ 9.98
2) Fair Value of hypothetical at-the-money call option (ATM Call)	$ 3.86	$ 3.97
3) Fair Value of hypothetical out-of-the-money call option (OTM Call)	$ 2.77	$ 2.87
4) Fair Value of hypothetical out-of-the-money put option (OTM Put)	$ 0.02	$ 0.00
5) Fair Value {1) + 2) - 3) - 4)}	$ 11.04	$ 11.08
6) Proportional Cap Rate = $10 * (1 + Cap Rate * (Valuation Date / Cycle Term))	$ 10.18	$ 10.92
Cycle Investment Unit Value = Lessor 5) and 6)	$ 10.18	$ 10.92

Input Values used above as follows
Bond discount rate	0.28%	0.16%
Annual dividend yield	1.55%	1.55%
Risk free rate	0.19%	0.10%
ATM Call volatility	18.74%	18.74%
OTM Call volatility	14.64%	14.64%
OTM Put volatility	22.94%	22.94%

II-116

STATEMENT OF ADDITIONAL INFORMATION FOR THE
LIVEWELL DYNAMIC ANNUITY CONTRACT
Flexible Premium Deferred Index-Linked Variable Annuity Contract
Issued by
MIDLAND NATIONAL LIFE INSURANCE COMPANY
(Through Midland National Life Separate Account C)
Our Customer Service Center:
P.O. Box 9261
Des Moines, IA 50306-9261
(866) 747-3421
This Statement of Additional Information expands upon subjects discussed in the current Prospectus for the LiveWell Flexible Premium Index-Linked and Variable Annuity Contract (“Contract”) issued by Midland National Life Insurance Company. You may obtain a free copy of the Prospectus dated May 1, 2023, by contacting us at our Customer Service Center using the above address and phone number. Terms used in the current Prospectus for the contract are incorporated in this document.
This statement of additional information is not a prospectus and should be read only in conjunction with the prospectus for the contract and the prospectuses for all of the Investment Portfolios currently available in the contract.
Dated May 1, 2023

TABLE OF CONTENTS

SEPARATE ACCOUNT AND THE COMPANY	3
SERVICES	3
THE CONTRACT	4
ENTIRE CONTRACT	4
CHANGES TO THE CONTRACT	4
INCONTESTABILITY	4
MISSTATEMENT OF AGE OR SEX	4
NON-PARTICIPATING	4
CLAIMS OF CREDITORS	4
MINIMUM BENEFITS	4
OWNERSHIP	4
ACCUMULATION UNIT VALUE	4
ANNUITY PAYMENTS	5
ADJUSTED HISTORICAL PERFORMANCE DATA	5
FEDERAL TAX MATTERS	5
TAX-FREE EXCHANGES (SECTION 1035)	5
REQUIRED DISTRIBUTIONS	5
NON-NATURAL PERSON OWNERS	6
DIVERSIFICATION REQUIREMENTS	6
OWNER CONTROL	6
TAXATION OF QUALIFIED CONTRACTS	6
DISTRIBUTION OF THE CONTRACTS	7
SAFEKEEPING OF ACCOUNT ASSETS	7
STATE REGULATION	7
RECORDS AND REPORTS	7
EXPERTS	8
OTHER INFORMATION	9
AUDITED FINANCIAL STATEMENTS	10

2

SEPARATE ACCOUNT AND THE COMPANY
The Depositor, Midland National Life Insurance Company, is a stock life insurance company. It was organized in 1906, in South Dakota, as a mutual life insurance company at that time named “The Dakota Mutual Life Insurance Company.” We were reincorporated as a stock life insurance company, in 1909. Our name “Midland” was adopted in 1925. We were redomesticated to Iowa in 1999. We are licensed to do business in 49 states, the District of Columbia, Puerto Rico, the Virgin Islands, Guam and the Mariana Islands.
We are regulated and supervised by the Iowa Insurance Department. We are subject to the insurance laws and regulations in every jurisdiction where we sell insurance and annuity contracts. We are engaged in a broad range of insurance and insurance-related activities.
Midland National is a subsidiary of Sammons Enterprises, Inc., Dallas, Texas. Sammons Enterprises has controlling or substantial stock interests in a large number of other companies engaged in the areas of insurance, corporate services, and industrial distribution.
The Registrant, Separate Account C, was established under the insurance laws of the State of South Dakota in March 1991 and is now governed by Iowa law. It is registered with the Securities and Exchange Commission (SEC) under the Investment Company Act of 1940 as a unit investment trust.
SERVICES
Midland National keeps the assets of the Midland National Life Separate Accounts and holds all funds of the Separate Account. Midland National maintains the proceeds of shares of the underlying Investment Options purchased and sold through the Midland National Life Separate Accounts. Financial statements of each Investment Option within Midland National Life Separate Account C and Midland National Life Insurance Company are prepared by PricewaterhouseCoopers LLP, 699 Walnut Street, Suite 1300, Des Moines, IA 50309.

3

THE CONTRACT
ENTIRE CONTRACT
The entire contract between you and us consists of the contract, the attached written application and any attached endorsements, riders, and amendments.
CHANGES TO THE CONTRACT
No one has the right to change any part of the contract or to waive any of its provisions unless the change is approved in writing by one of our officers. Only our President or Secretary may modify the contract.
We may change the contract without your consent to conform to state or federal laws or regulations.  A change will be made by attaching an endorsement to the contract.
INCONTESTABILITY
We will not contest the contract.
MISSTATEMENT OF AGE OR SEX
If the age or sex of the annuitant has been misstated, we will adjust the amount of each annuity payment to whatever the applied value would have purchased at the correct age and sex.
Any underpayments made by us will be paid to the payee. Any overpayments made by us will be charged against benefits falling due after adjustment. All underpayments and overpayments will include interest at the rate required by the jurisdiction in which the contract is delivered.
NON-PARTICIPATING
The contract does not participate in the surplus or profits of the Company and the Company does not pay any dividends on it.
CLAIMS OF CREDITORS
To the extent permitted by law, no benefits payable based on the assets in the Separate Account under the contract to a beneficiary or payee are subject to the claims of creditors.
MINIMUM BENEFITS
The annuity payments, surrender values and death benefit under the contract are not less than the minimum required by the laws of the state in which the contract is delivered.

OWNERSHIP
The contract belongs to you. You have all rights granted by the contract, including the right to change owners and beneficiaries, subject to the rights of:
1)    Any assignee of record with us;
2)    Any irrevocable beneficiary; and
3)    Any restricted ownership.
We must receive written notice informing us of any change, designation or revocation. Once recorded, a change, designation or revocation takes effect as of the date the written notice was signed. However, we are not liable for payments made by us before we record the written notice. A change of owner may have adverse tax consequences.
ACCUMULATION UNIT VALUE
We determine Accumulation Unit Values for each Subaccount of our Separate Account at the end of each Valuation Period. The Accumulation Unit Value for each Subaccount was initially set at $10.00. The Accumulation Unit Value for any Business Day is equal to the Accumulation Unit Value for the preceding Business Day multiplied by the net investment factor for that Subaccount on that Business Day.
We determine the net investment factor for each Subaccount every Valuation Period by taking a) divided by b) minus c) where:
a)    Is the total of:
1)    The net asset value per share at the end of the current Valuation Period; plus
4

2)    Any dividend or capital gains per share reinvested during the current Valuation Period; plus
3)    Total accrued, but not yet reinvested, capital gains per share as of the current Valuation Period.
b)    Is the net asset value plus the total accrued but not yet reinvested capital gains per share as of the preceding Valuation Period.
c)    Is the Mortality and Expense Risk Charge plus the Asset Based Administration Charge for each day in the current Valuation Period.
We reserve the right to subtract any other daily charge for taxes or amounts set aside as a reserve for taxes. Generally, this means that we would adjust unit values to reflect what happens to the Investment Portfolios, and also for any charges.

ANNUITY PAYMENTS
The amount of each fixed annuity payment will be set on the Maturity Date and will not subsequently be affected by the investment performance of the Investment Options.

ADJUSTED HISTORICAL PERFORMANCE DATA
Midland National may also disclose adjusted historical performance data for an Subaccount for periods before the Subaccount commenced operations, based on the assumption that the Subaccount was in existence before it actually was, and that the Subaccount had been invested in a particular Investment Portfolio that was in existence prior to the Subaccount’s commencement of operations. The Investment Portfolio used for these calculations will be the actual Investment Portfolio that the Subaccount will invest in.
Adjusted historical performance data of this type will be calculated as follows. First, the value of an assumed $1,000 investment in the applicable Investment Portfolio is calculated on a monthly basis by comparing the net asset value per share at the beginning of the month with the net asset value per share at the end of the month (adjusted for any dividend distributions during the month), and the resulting ratio is applied to the value of the investment at the beginning of the month to get the gross value of the investment at the end of the month. Second, that gross value is then reduced by a “contract charges” factor to reflect the charges imposed under the contract. The contract charges factor is calculated by taking the daily Separate Account asset charge. The total is then divided by 12 to get the monthly contract charges factor, which is then applied to the value of the hypothetical initial payment in the applicable Investment Portfolio to get the value in the Subaccount. The contract charges factor is assumed to be deducted at the beginning of each month. In this manner, the Ending Redeemable Value (“ERV”) of a hypothetical $1,000 initial payment in the Subaccount is calculated each month during the applicable period, to get the ERV at the end of the period. Third, that ERV is then utilized in the formulas above.
This type of performance data may be disclosed on both an average annual total return and a cumulative total return basis. Moreover, it may be disclosed assuming that the contract is not surrendered (i.e., with no deduction for the contingent deferred sales charge) and assuming that the contract is surrendered at the end of the applicable period (i.e., reflecting a deduction for any applicable contingent deferred sales charge).
FEDERAL TAX MATTERS
TAX-FREE EXCHANGES (SECTION 1035)
Midland National accepts premiums which are the proceeds of a contract in a transaction qualifying for a tax-free exchange under Section 1035 of the Internal Revenue Code (“Code”).
We also accept “rollovers” from contracts qualifying as individual retirement annuities or accounts (IRAs), or any other qualified contract which is eligible to “roll-over” into an IRA. The Company differentiates between non-qualified contracts and IRAs to the extent necessary to comply with federal tax laws. In all events, a tax adviser should be consulted with and relied upon before you effect an exchange or a rollover.
REQUIRED DISTRIBUTIONS
In order to be treated as an annuity contract for federal income tax purposes, section 72(s) of the Code requires any non-qualified contract to provide that (a) if any owner dies on or after the annuity date but prior to the time the entire interest in the contract has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that owner’s death; and (b) if any owner dies prior to the annuity starting date, the entire interest in the contract will be distributed (1) within five years after the date of that owner’s death, or (2) as Annuity payments which will begin within one year of that owner’s death and which will be made over the life of the owner’s “designated beneficiary” or over a period not extending beyond the life expectancy of that beneficiary. The owner’s “designated beneficiary” is the person to whom ownership of the contract passes by reason of death and must be a natural person. However, if the owner’s designated beneficiary is the surviving spouse of the owner, the contract may be continued with the surviving spouse as the new owner.

The non-qualified contracts contain provisions which are intended to comply with the requirements of section 72(s) of the Code, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the requirements of Code section 72(s) when clarified by regulation or otherwise.
5

Other rules may apply to qualified contracts.
NON-NATURAL PERSON OWNERS
If a non-natural person (e.g., a corporation or a trust) owns a non-qualified contract, the taxpayer generally must include in income any increase in the excess of the account value over the investment in the contract (generally, the premiums or other consideration paid for the contract) during the taxable year.
There are some exceptions to this rule and a prospective owner that is not a natural person should discuss these with a tax adviser.
The tax discussion in the prospectus and herein generally applies to contracts owned by natural persons.
DIVERSIFICATION REQUIREMENTS
The Code requires that the investments of each Subaccount of the Separate Account underlying the contracts be “adequately diversified” in order for the contracts to be treated as annuity contracts for Federal income tax purposes. It is intended that each Subaccount, through the fund company in which it invests, will satisfy these diversification requirements.
OWNER CONTROL
In some circumstances, owners of variable contracts who retain control over the investment of the underlying Separate Account assets may be treated as owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the contracts, we believe that the owner of a contract should not be treated as the owner of the Separate Account assets. We reserve the right to modify the contracts to bring them into conformity with applicable standards should such modification be necessary to prevent owners of the contracts from being treated as the owners of the underlying Separate Account assets.

TAXATION OF QUALIFIED CONTRACTS
The tax rules applicable to qualified contracts vary according to the type of retirement plan and the terms and conditions of the plan. Your rights under a qualified contract may be subject to the terms of the retirement plan itself, regardless of the terms of the qualified contract. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the contract comply with the law.
Individual Retirement Accounts and Annuities (IRAs), as defined in Section 408 of the Code, permit individuals to make annual contributions of up to the lesser of a specific dollar amount or the amount of compensation includible in the individual’s gross income for the year. The contributions may be deductible in whole or in part, depending on the individual’s income and whether the individual is a participant in a qualified plan. Distributions from certain retirement plans may be “rolled over” into an IRA on a tax-deferred basis without regard to these limits. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. A 10% penalty tax generally applies to distributions made before age 59 1⁄2, unless certain exceptions apply.
Roth IRAs, as described in Code section 408A, permit certain eligible individuals to make non-deductible contributions to a Roth IRA in cash or as a rollover or transfer from another Roth IRA or other IRA. The owner may wish to consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other converted amounts from other tax years. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before age 59 1⁄2 (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.
The Setting Every Community Up for Retirement Enhancement Act of 2019 (the “Secure Act”) increases the beginning date for required minimum distributions from 70 1⁄2 to 72. This change only applies if you will attain age 70 1⁄2 on or after January 1, 2020. . If you reached the age of 70 1⁄2 prior to January 1, 2020, you are still required to use age 70 1⁄2 as the beginning date for required minimum distributions.
The Secure Act also provides that for qualified contract owners who die after January 1, 2020 that any designated beneficiary who is not an “eligible designated beneficiary” must withdraw the entire account value by the end of the tenth year following the year of death. This rule applies regardless of whether required minimum distributions have begun. Eligible designated beneficiaries can withdraw the account value over their lives or a period not exceeding their life expectancies. The only eligible designated beneficiary payouts we administer are those involving the surviving spouse of the deceased owner. For distribution purposes, we will treat non-spouse eligible designated beneficiaries as designated beneficiaries.

6

DISTRIBUTION OF THE CONTRACTS
The contracts will be offered on a continuous basis. We anticipate continuing to offer the contracts, but reserve the right to discontinue the offering.
Sammons Financial Network, LLC. (“Sammons Financial Network”) serves as principal underwriter for the contracts. Sammons Financial Network is a Delaware limited liability company and its principal office is located at 8300 Mills Civic Parkway, West Des Moines, IA 50266. Sammons Financial Network is an indirect, wholly owned subsidiary of Sammons Enterprises, Inc. of Dallas, Texas, which in turn is the ultimate parent company of Midland National Life Insurance Company. Sammons Financial Network is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of FINRA, Inc. Sammons Financial Network offers the contracts through its registered representatives. Sammons Financial Network also may enter into selling agreements with other broker-dealers (“selling firms”) and compensates them for their services. Registered representatives, who offer contracts, are appointed as insurance agents for Midland National Life Insurance Company.
We intend to pay a distribution allowance to Sammons Financial Network of 1.50% of total premiums received on LiveWell Dynamic Annuity.
Sammons Financial Network or its affiliates via expense sharing agreements will pay the advertising and sales expenses related to the distribution of the contracts.
We and/or Sammons Financial Network may pay certain selling firms additional amounts for:
•    participation in their marketing programs, which may include marketing services and increased access to their sales representatives;
•    sales promotions relating to the contracts;
•    costs associated with sales conferences and educational seminars for their sales representatives; and
•    other sales expenses incurred by them.
We may pay flat dollar amounts to certain selling firms. Our sales and marketing personnel may be permitted to attend selling firm’s annual, sales, and other conferences and/or may be given booth time, speaking time, or access to lists of the selling firm’s registered representatives.
We and/or Sammons Financial Network may make bonus payments to certain selling firms based on aggregate sales or persistency standards. These additional payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms.

SAFEKEEPING OF ACCOUNT ASSETS
Title to assets of the Separate Account is held by Midland National. The assets are held separate and apart from our Fixed Account assets. Records are maintained of all premiums and redemptions of Investment Portfolio shares held by each of the Subaccounts.
STATE REGULATION
Midland National is subject to the insurance laws and regulations of all the states where it is licensed to operate. The availability of certain contract rights and provisions depends on state approval and/or filing and review processes. Where required by state law or regulation, the contracts will be modified accordingly.
RECORDS AND REPORTS
All records and accounts relating to the Separate Account will be maintained by Midland National. As presently required by the Investment Company Act of 1940 and regulations promulgated thereunder, reports containing such information as may be required under that Act or by any other applicable law or regulation will be sent to owners semi-annually at their last known address of record.

7

EXPERTS
The financial statements of Midland National Life Insurance Company Separate Account C as of December 31, 2022 and for the year then ended included in this Statement of Additional Information have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

8

OTHER INFORMATION
A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the contracts discussed in this Statement of Additional Information. Not all of the information set forth in the Registration Statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information concerning the content of the contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the Securities and Exchange Commission.

9

AUDITED FINANCIALS
Financial Statements of Midland National Life Insurance Company
The financial statements of Midland National Life Insurance Company for the period ending December 31, 2022 are included in the prospectus and are incorporated by reference herein.
Financial Statements of Midland National Life Insurance Company Separate Account C

10

Midland National Life Insurance Company
Separate Account C
Financial Statements
December 31, 2022 and 2021

Midland National Life Insurance Company
Separate Account C
Index
Page(s)
Report of Independent Registered Public Accounting Firm    1-14
Financial Statements
Statements of Net Assets    15–22
Statements of Operations    23–24
Statements of Changes in Net Assets    25–46
Notes to Financial Statements    47–114

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Midland National Life Insurance Company and the Policyowners of Midland National Life Insurance Company Separate Account C

Opinions on the Financial Statements

We have audited the accompanying statements of net assets of each of the subaccounts of Midland National Life Insurance Company Separate Account C indicated in the table below as of December 31, 2022, and the related statements of operations and of changes in net assets for each of the periods indicated in the table below (other than the Northern Lights Variable Trust - Power Income Fund, which only includes a statement of changes in net assets for the period January 1, 2021 to March 18, 2021 (date of liquidation)), including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the subaccounts of Midland National Life Insurance Company Separate Account C (other than the Northern Lights Variable Trust - Power Income Fund) as of December 31, 2022, and the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Fidelity Variable Insurance Products - Government Money Market Portfolio (1)	ProFunds VP - UltraSmall-Cap (1)
Fidelity Variable Insurance Products - High Income Portfolio (1)	ProFunds VP - Utilities (1)
Fidelity Variable Insurance Products - Equity- Income Portfolio (1)	VanEck Worldwide Insurance Trust - Global Resources Fund (1)
Fidelity Variable Insurance Products - Growth Portfolio (1)	VanEck Worldwide Insurance Trust - Emerging Markets Fund (1)
Fidelity Variable Insurance Products - Overseas Portfolio (1)	VanEck Worldwide Insurance Trust - Emerging Markets Bond Fund (1)
Fidelity Variable Insurance Products - Mid Cap Portfolio (1)	Janus Henderson Series - Global Technology and Innovation Portfolio (1)
Fidelity Variable Insurance Products - Asset Manager Portfolio (1)	Janus Henderson Series - Overseas Portfolio (1)

PricewaterhouseCoopers LLP, Hub Tower, 699 Walnut Street, Des Moines, Iowa 50309 T: (515) 246 3800, www.pwc.com/us

Fidelity Variable Insurance Products - Investment Grade Bond Portfolio (2)	Janus Henderson Series - Research Portfolio (1)
Fidelity Variable Insurance Products - Index 500 Portfolio (1)	Janus Henderson Series - Enterprise Services Portfolio (1)
Fidelity Variable Insurance Products - Contrafund Portfolio (1)	Janus Henderson Series - Global Research Portfolio (1)
Fidelity Variable Insurance Products - Asset Manager: Growth Portfolio (1)	Janus Henderson Series - Mid Cap Value Portfolio (1)
Fidelity Variable Insurance Products - Balanced Portfolio (1)	Janus Henderson Series - Balanced Portfolio (1)
Fidelity Variable Insurance Products - Growth & Income Portfolio (1)	Janus Henderson Series - Flexible Bond Portfolio (1)
Fidelity Variable Insurance Products - Growth Opportunities Portfolio (1)	PIMCO Variable Insurance Trust - Total Return Portfolio (1)
Fidelity Variable Insurance Products - Value Strategies Portfolio (1)	PIMCO Variable Insurance Trust - Low Duration Portfolio (1)
Fidelity Variable Insurance Products - Strategic Income Portfolio (1)	PIMCO Variable Insurance Trust - High Yield Portfolio (1)
Fidelity Variable Insurance Products - Emerging Markets Portfolio (1)	PIMCO Variable Insurance Trust - Real Return Portfolio (1)
Fidelity Variable Insurance Products - Real Estate Portfolio (1)	PIMCO Variable Insurance Trust - All Asset Portfolio (1)
Fidelity Variable Insurance Products - Funds Manager 50% Portfolio (1)	PIMCO Variable Insurance Trust - Global Managed Asset Allocation Portfolio (1)

Fidelity Variable Insurance Products - Funds Manager 70% Portfolio (1)	PIMCO Variable Insurance Trust - Short-Term Portfolio (1)
Fidelity Variable Insurance Products - Funds Manager 85% Portfolio (1)	PIMCO Variable Insurance Trust - Emerging Markets Bond Portfolio (1)
Fidelity Variable Insurance Products - Government Money Market Portfolio Service Class 2 (1)	PIMCO Variable Insurance Trust - Global Bond Opportunities Portfolio (1)
Fidelity Variable Insurance Products - International Capital Appreciation Portfolio (1)	PIMCO Variable Insurance Trust - Commodity Real Return Strategy Portfolio (1)
American Century Variable Portfolios, Inc. - Balanced Fund (1)	PIMCO Variable Insurance Trust - International Bond (USD-Hedged) Portfolio (1)
American Century Variable Portfolios, Inc. - Capital Appreciation Fund (1)	PIMCO Variable Insurance Trust - Dynamic Bond Adv Portfolio (1)
American Century Variable Portfolios, Inc. - International Fund (1)	PIMCO Variable Insurance Trust - Income Advisor Portfolio (1)
American Century Variable Portfolios, Inc. - Value Fund (1)	Goldman Sachs Variable Insurance Trust - Small Cap Equity Insights Fund (1)
American Century Variable Portfolios, Inc. - Disciplined Core Value Fund (1)	Goldman Sachs Variable Insurance Trust - Large Cap Value Fund (1)
American Century Variable Portfolios, Inc. - Inflation Protection Fund (1)	Goldman Sachs Variable Insurance Trust - Mid Cap Value Fund (1)
American Century Variable Portfolios, Inc. - Large Company Value Fund (1)	Neuberger Berman Advisors Management Trust - Mid-Cap Growth Portfolio (1)
American Century Variable Portfolios, Inc. - Mid Cap Value Fund (1)	Neuberger Berman Advisors Management Trust - AMT Mid Cap Intrinsic Value Portfolio (1)

American Century Variable Portfolios, Inc. - Ultra Fund (1)	BNY Mellon Variable Investment Fund - Appreciation Portfolio (1)
MFS Variable Insurance Trust - Research Series (1)	BNY Mellon Variable Investment Fund - Sustainable U.S. Equity Portfolio (1)
MFS Variable Insurance Trust - Growth Series (1)	Morgan Stanley Variable Institutional Funds - Emerging Markets Debt Portfolio (1)
MFS Variable Insurance Trust - Investors Trust Series (1)	Morgan Stanley Variable Institutional Funds - Emerging Markets Equity Portfolio (1)
MFS Variable Insurance Trust - New Discovery Series (1)	Morgan Stanley Variable Institutional Funds - Discovery Portfolio (1)
MFS Variable Insurance Trust - Corporate Bond Portfolio (1)	Morgan Stanley Variable Institutional Funds - U.S. Real Estate Portfolio (1)
MFS Variable Insurance Trust - Emerging Markets Equity Portfolio (1)	Northern Lights Variable Trust - Power Dividend Index Fund (1)
MFS Variable Insurance Trust - Technology Portfolio (1)	AB Variable Products Series - Dynamic Asset Allocation Portfolio (1)
MFS Variable Insurance Trust - Global Tactical Allocation Portfolio (1)	AB Variable Products Series - Small Cap Growth Portfolio (1)
MFS Variable Insurance Trust - International Intrinsic Value Portfolio (1)	AB Variable Products Series - Small Mid Cap Value Portfolio (1)
MFS Variable Insurance Trust - Utilities Series Portfolio (1)	BlackRock Variable Series Fund, Inc. - Basic Value Fund (1)
MFS Variable Insurance Trust - Blended Research Core Equity Portfolio (1)	BlackRock Variable Series Fund, Inc. - Capital Appreciation Fund (1)

MFS Variable Insurance Trust - Global Real Estate Portfolio (1)	BlackRock Variable Series Fund, Inc. - Equity Dividend Fund (1)
Lord Abbett Series Fund, Inc. - Growth & Income Portfolio (1)	BlackRock Variable Series Fund, Inc. - Global Allocation Fund (1)
Lord Abbett Series Fund, Inc. - Mid-Cap Stock Portfolio (1)	BlackRock Variable Series Fund, Inc. - Advantage Large Cap Core Fund (1)
Lord Abbett Series Fund, Inc. - Bond-Debenture Portfolio (1)	BlackRock Variable Series Fund, Inc. - Large Cap Focus Growth Fund (1)
Lord Abbett Series Fund, Inc. - Fundamental Equity Portfolio (1)	BlackRock Variable Series Fund, Inc. - 60/40 Target Allocation ETF Fund (1)
Lord Abbett Series Fund, Inc. - Developing Growth Portfolio (1)	BlackRock Variable Series Fund, Inc. - Total Return Portfolio (1)
Lord Abbett Series Fund, Inc. - Short Duration Income Portfolio (1)	BlackRock Variable Series Fund, Inc. - S&P 500 Portfolio (1)
Alger Fund - LargeCap Growth Portfolio (1)	Columbia Variable Portfolio - Contrarian Core 2 Portfolio (1)
Alger Fund - MidCap Growth Portfolio (1)	Columbia Variable Portfolio - Dividend Opportunity Portfolio (1)
Alger Fund - Capital Appreciation Portfolio (1)	Columbia Variable Portfolio - Emerging Markets Bond Portfolio (1)
Alger Fund - SmallCap Growth Portfolio (1)	Columbia Variable Portfolio - High Yield Portfolio (1)
Alger Fund - Capital Appreciation Portfolio Class S (1)	Columbia Variable Portfolio - Select Large-Cap Value Portfolio (1)

Calvert Variable Series, Inc. - Mid Cap Growth Portfolio (1)	Columbia Variable Portfolio - Seligman Global Tech Portfolio (1)
Calvert Variable Series, Inc. - S&P 500 Index Portfolio (1)	Columbia Variable Portfolio - US Government Mortgage Portfolio (1)
Calvert Variable Series, Inc. - SRI Balanced Portfolio (1)	Columbia Variable Portfolio - Strategic Income Portfolio (1)
Invesco Variable Insurance Funds - Technology Fund (1)	Columbia Variable Portfolio - Emerging Markets Portfolio (2)
Invesco Variable Insurance Funds - Diversified Dividend Fund (2)	DWS Variable Insurance Portfolios - Equity 500 Index Portfolio (1)
Invesco Variable Insurance Funds - Health Care Fund (1)	DWS Variable Insurance Portfolios - Small Cap Index Portfolio (1)
Invesco Variable Insurance Funds - Global Real Estate Fund (1)	DWS Variable Insurance Portfolios - Alternative Asset Allocation Portfolio (1)
Invesco Variable Insurance Funds - International Equity Fund (1)	DWS Variable Insurance Portfolios - Global Small Cap Portfolio (1)
Invesco Variable Insurance Funds - Main Street Mid Cap Fund (1)	DWS Variable Insurance Portfolios - Small Mid Cap Value Portfolio (1)
Invesco Variable Insurance Funds - Core Bond Fund (1)	DWS Variable Insurance Portfolios - CROCI US Portfolio (1)
Invesco Variable Insurance Funds - Discovery Mid Cap Growth Fund (1)	DWS Variable Insurance Portfolios - High Income Portfolio (2)
Invesco Variable Insurance Funds - Global Fund (1)	Eaton Vance Variable Trust - Floating Rate Income Portfolio (1)

Invesco Variable Insurance Funds - Main Street Fund (1)	Delaware Variable Insurance Portfolios - Total Return Portfolio (1)
Invesco Variable Insurance Funds - Main Street Small Cap Fund (1)	Delaware Variable Insurance Portfolios - International Portfolio (1)
Invesco Variable Insurance Funds - Balanced-Risk Allocation Fund (2)	Delaware Variable Insurance Portfolios - Opportunity Portfolio (1)
Invesco Variable Insurance Funds - Core Plus Bond Fund (2)	Franklin Templeton Variable Insurance Products Trust - Mutual Shares Fund (1)
Invesco Variable Insurance Funds - Equity and Income Fund (2)	Franklin Templeton Variable Insurance Products Trust - Income Fund (1)
Invesco Variable Insurance Funds - Small Cap Equity Fund (2)	Franklin Templeton Variable Insurance Products Trust - Global Bond Fund (1)
Invesco Variable Insurance Funds - Equally Weighted S&P 500 Fund (3)	Franklin Templeton Variable Insurance Products Trust - Foreign Fund (1)
Invesco Variable Insurance Funds - Growth and Income Portfolio (1)	Franklin Templeton Variable Insurance Products Trust - Developing Markets Fund (1)
Invesco Variable Insurance Funds - American Value Fund (1)	Franklin Templeton Variable Insurance Products Trust - Mutual Global Discovery Fund (1)
J.P. Morgan Series Trust II - Core Bond Portfolio (1)	Franklin Templeton Variable Insurance Products Trust - Rising Dividends Fund (1)
J.P. Morgan Series Trust II - Small Cap Core Portfolio (1)	Franklin Templeton Variable Insurance Products Trust - DynaTech 2 Fund (3)
Rydex Variable Trust - Nova Fund (1)	Franklin Templeton Variable Insurance Products Trust - Multi-Asset Dynamic Multi-Strategy Portfolio (6)

Rydex Variable Trust - NASDAQ-100 Fund (1)	Delaware Ivy Variable Insurance Portfolios - Asset Strategy Portfolio (1)
Rydex Variable Trust - U.S. Government Money Market Fund (1)	Delaware Ivy Variable Insurance Portfolios - Balanced Portfolio (1)
Rydex Variable Trust - Inverse S&P 500 Strategy Fund (1)	Delaware Ivy Variable Insurance Portfolios - Global Value Equity Portfolio (1)
Rydex Variable Trust - Inverse NASDAQ-100 Strategy Fund (1)	Delaware Ivy Variable Insurance Portfolios - Energy Portfolio (1)
Rydex Variable Trust - Inverse Government Long Bond Strategy Fund (1)	Delaware Ivy Variable Insurance Portfolios - Global Bond Portfolio (5)
Rydex Variable Trust - Government Long Bond 1.2x Strategy (1)	Delaware Ivy Variable Insurance Portfolios - Natural Resources Portfolio (1)
Rydex Variable Trust - NASDAQ-100 2x Strategy Fund (1)	Delaware Ivy Variable Insurance Portfolios - Growth Portfolio (1)
Rydex Variable Trust - Inverse Dow 2x Strategy Fund (1)	Delaware Ivy Variable Insurance Portfolios - High Income Portfolio (1)
Rydex Variable Insurance Funds - Biotechnology Fund (1)	Delaware Ivy Variable Insurance Portfolios - International Core Equity Portfolio (1)
Rydex Variable Insurance Funds - S&P 500 Pure Growth Fund (1)	Delaware Ivy Variable Insurance Portfolios - Global Growth Portfolio (1)
Rydex Variable Insurance Funds - S&P MidCap 400 Pure Growth Fund (1)	Delaware Ivy Variable Insurance Portfolios - Mid Cap Growth Portfolio (1)
Guggenheim Variable Insurance Funds - Long Short Equity Fund (1)	Delaware Ivy Variable Insurance Portfolios - Science and Technology Portfolio (1)

Guggenheim Variable Insurance Funds - Multi- Hedge Strategies Fund (1)	Delaware Ivy Variable Insurance Portfolios - Small Cap Growth Portfolio (1)
Guggenheim Variable Insurance Funds - Global Managed Futures Strategy Fund (1)	Delaware Ivy Variable Insurance Portfolios - SMID Cap Core Portfolio (1)
Guggenheim Variable Insurance Funds - Small Cap Value Fund (1)	Lazard Retirement Series, Inc. - International Equity Portfolio (1)
ProFunds VP - Profund Access VP High Yield Fund (1)	Lazard Retirement Series, Inc. - Global Dynamic Multi Asset Portfolio (1)
ProFunds VP - Asia 30 (1)	Legg Mason Partners Variable Equity Trust - Western Asset Variable Global High Yield Bond Portfolio (1)
ProFunds VP - Banks (1)	Legg Mason Partners Variable Equity Trust - ClearBridge Variable Mid Cap Portfolio (1)
ProFunds VP - Basic Materials (1)	Legg Mason Partners Variable Equity Trust - ClearBridge Variable Dividend Strategy Portfolio (1)
ProFunds VP - Bear (1)	Legg Mason Partners Variable Equity Trust - ClearBridge Variable Small Cap Growth Portfolio (1)
ProFunds VP - Biotechnology (1)	Legg Mason Partners Variable Equity Trust - ClearBridge Variable Aggressive Growth Portfolio (1)
ProFunds VP - Bull (1)	Legg Mason Partners Variable Equity Trust - Western Asset Variable Core Bond Plus Portfolio (1)

ProFunds VP - Consumer Goods (1)	Legg Mason Partners Variable Equity Trust - ClearBridge Variable Large Cap Growth Portfolio (1)
ProFunds VP - Consumer Services (1)	Pioneer Variable Contracts Trust - Fund Portfolio (1)
ProFunds VP - Dow 30 (1)	Pioneer Variable Contracts Trust - Bond Portfolio (1)
ProFunds VP - Emerging Markets (1)	Pioneer Variable Contracts Trust - Strategic Income Portfolio (1)
ProFunds VP - Europe 30 (1)	Pioneer Variable Contracts Trust - Equity Income Portfolio (1)
ProFunds VP - Falling U.S. Dollar (1)	Pioneer Variable Contracts Trust - High Yield Portfolio (1)
ProFunds VP - Financials (1)	Prudential Series Funds - PGIM Jennison Focused Blend Portfolio (1)
ProFunds VP - Health Care (1)	Prudential Series Funds - Natural Resources Portfolio (1)
ProFunds VP - Industrials (1)	Prudential Series Funds - Mid-Cap Growth Portfolio (1)
ProFunds VP - International (1)	Royce Capital Fund - Micro-Cap Portfolio (1)
ProFunds VP - Internet (1)	Royce Capital Fund - Small Cap Portfolio (1)
ProFunds VP - Japan (1)	Alps Fund - Alerian Energy Infrastructure Portfolio (1)

ProFunds VP - Large-Cap Growth (1)	Alps Fund - Red Rocks Global Opportunity Portfolio (1)
ProFunds VP - Large-Cap Value (1)	American Funds IS - Asset Allocation Fund (1)
ProFunds VP - Mid-Cap (1)	American Funds IS - Washington Mutual Investors Fund (1)
ProFunds VP - Mid-Cap Growth (1)	American Funds IS - Ultra-Short Bond Fund (1)
ProFunds VP - Mid-Cap Value (1)	American Funds IS - Capital Income Builder Fund (1)
ProFunds VP - Government Money Market (1)	American Funds IS - Global Growth Fund (1)
ProFunds VP - Oil & Gas (1)	American Funds IS - Capital World Growth and Income Fund (1)
ProFunds VP - NASDAQ-100 (1)	American Funds IS - Global Small Capitalization Fund (1)
ProFunds VP - Pharmaceuticals (1)	American Funds IS - Growth Fund (1)
ProFunds VP - Precious Metals (1)	American Funds IS - Growth-Income Fund (1)
ProFunds VP - Real Estate (1)	American Funds IS - International Fund (1)
ProFunds VP - Rising Rates Opportunity (1)	American Funds IS - International Growth and Income Fund (1)
ProFunds VP - Semiconductor (1)	American Funds IS - New World Fund (1)
ProFunds VP - Short Dow 30 (1)	American Funds IS - U.S. Government Securities Fund (1)

ProFunds VP - Short Emerging Markets (1)	Invesco Oppenheimer - International Growth Fund (1)
ProFunds VP - Short International (1)	T. Rowe Price - Blue Chip Growth Portfolio (1)
ProFunds VP - Short Mid-Cap (1)	T. Rowe Price - Health Sciences Portfolio (1)
ProFunds VP - Short NASDAQ-100 (1)	John Hancock Variable Insurance Trust - Financial Industries Portfolio (1)
ProFunds VP - Short Small-Cap (1)	John Hancock Variable Insurance Trust - Fundamental All Cap Core Portfolio (1)
ProFunds VP - Small-Cap (1)	John Hancock Variable Insurance Trust - Select Bond Portfolio (1)
ProFunds VP - Small-Cap Growth (1)	John Hancock Variable Insurance Trust - Strategic Income Opportunities Portfolio (1)
ProFunds VP - Small-Cap Value (1)	Federated Hermes - High Income Bond Portfolio (1)
ProFunds VP - Technology (1)	Federated Hermes - Kaufmann Portfolio (1)
ProFunds VP - Telecommunications (1)	Federated Hermes - Managed Volatility Portfolio (1)
ProFunds VP - U.S. Government Plus (1)	Principal Variable Contracts - Blue Chip Fund (2)
ProFunds VP - UltraBull (1)	Principal Variable Contracts - Equity Income Fund (2)
ProFunds VP - UltraMid-Cap (1)	Principal Variable Contracts - Diversified Balance Fund (2)

ProFunds VP - UltraNASDAQ-100 (1)	Principal Variable Contracts - Diversified Growth Fund (2)
ProFunds VP - UltraShort Dow 30 (1)	Principal Variable Contracts - Diversified Income Fund (2)
ProFunds VP - UltraShort NASDAQ-100 (1)	Northern Lights Variable Trust - Power Income Fund (4)

(1) Statements of operations for the year ended December 31, 2022, and statements of changes in net assets for the years ended December 31, 2022, and 2021.

(2) Statement of operations for the year ended December 31, 2022, and Statements of changes in net assets for the year ended December 31, 2022, and the period May 1, 2021 (date of introduction) through December 31, 2021.

(3) Statement of operations for the year ended December 31, 2022, and Statements of changes in net assets for the year ended December 31, 2022, and the period August 2, 2021 (date of introduction) through December 31, 2021.

(4) Statements of changes in net assets for the period January 1, 2021, through March 18, 2021 (date of liquidation)

(5) Statements of operations for the period January 1, 2022, through April 27, 2022 (date of liquidation), and Statements of changes in net assets for the period January 1, 2022, through April 27, 2022, and the year ended December 31, 2021.

(6) Statements of operations for the period January 1, 2022, through August 19, 2022 (date of liquidation), and Statements of changes in net assets for the period January 1, 2022, through August 19, 2022, and the year ended December 31, 2021.

Basis for Opinions

These financial statements are the responsibility of the Midland National Life Insurance Company management. Our responsibility is to express an opinion on the financial statements of each of the subaccounts of Midland National Life Insurance Company Separate Account C based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the subaccounts of Midland National Life Insurance Company Separate Account C in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2022, by correspondence with, the transfer agents of the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

Des Moines, IA
April 14, 2023

We have served as the auditor of one or more of the subaccounts of Midland National Life Insurance Company Separate Account C since 1993.

Midland National Life Insurance Company
Separate Account C
Statements of Net Assets
December 31, 2022

Assets:
Investments in portfolio shares, at fair value (Note 1):	Shares	Cost	Net Assets
Fidelity Variable Insurance Products
Government Money Market Portfolio	9,601,795	$9,601,795	$9,601,795
High Income Portfolio	998,307	5,043,166	4,226,913
Equity-Income Portfolio	286,873	6,372,763	6,621,979
Growth Portfolio	102,027	7,805,529	7,258,377
Overseas Portfolio	231,661	5,246,807	4,973,491
Mid Cap Portfolio	501,851	17,592,542	15,717,066
Asset Manager Portfolio	60,799	911,453	859,857
Investment Grade Bond Portfolio	362,412	4,536,879	3,823,171
Index 500 Portfolio	52,903	14,059,319	19,650,780
Contrafund Portfolio	934,676	37,505,206	34,343,886
Asset Manager: Growth Portfolio	42,013	793,765	782,749
Balanced Portfolio	153,097	2,985,174	2,909,180
Growth & Income Portfolio	93,942	2,104,006	2,221,263
Growth Opportunities Portfolio	641,283	39,773,734	25,629,581
Value Strategies Portfolio	227,858	3,192,404	3,313,053
Strategic Income Portfolio	1,365,492	15,483,637	13,518,369
Emerging Markets Portfolio	491,601	6,379,487	4,847,182
Real Estate Portfolio	1,004,954	18,614,786	16,300,362
Funds Manager 50% Portfolio	650,370	7,959,125	6,685,802
Funds Manager 70% Portfolio	424,917	5,302,762	4,533,866
Funds Manager 85% Portfolio	163,317	1,992,715	1,698,499
Government Money Market Portfolio Service Class 2	10,859,494	10,859,494	10,859,494
International Capital Appreciation Portfolio	227,076	4,595,941	3,744,480
American Century Variable Portfolios, Inc.
Balanced Fund	652,246	5,219,055	4,370,046
Capital Appreciation Fund	131,726	1,920,166	1,554,367
International Fund	264,154	2,932,454	2,513,047
Value Fund	6,300,398	72,371,423	78,502,176
Disciplined Core Value Fund	777,498	7,179,420	5,581,814
Inflation Protection Fund	916,672	9,764,904	8,589,219
Large Company Value Fund	78,761	1,450,371	1,449,982
Mid Cap Value Fund	1,826,211	38,478,819	38,660,896
Ultra Fund	310,400	7,608,136	5,798,287
MFS Variable Insurance Trust
Research Series	12,526	445,588	345,456
Growth Series	26,756	1,624,478	1,263,463
Investors Trust Series	13,291	441,850	424,738
New Discovery Series	711,614	10,680,530	6,468,801
Corporate Bond Portfolio	519,195	6,043,474	4,641,603
Emerging Markets Equity Portfolio	387,297	5,778,405	4,333,857
Technology Portfolio	328,180	8,421,291	5,976,160
Global Tactical Allocation Portfolio	88,135	1,304,188	1,120,198
International Intrinsic Value Portfolio	482,073	14,193,593	12,895,443
Utilities Series Portfolio	440,262	15,295,958	15,660,116
The accompanying notes are an integral part of these financial statements

Midland National Life Insurance Company
Separate Account C
Statements of Net Assets
December 31, 2022

Assets:
Investments in portfolio shares, at fair value (Note 1):	Shares	Cost	Net Assets
Blended Research Core Equity Portfolio	73,899	4,246,693	3,459,958
Global Real Estate Portfolio	56,974	1,086,485	873,404
Lord Abbett Series Fund, Inc.
Growth & Income Portfolio	48,431	1,698,742	1,588,535
Mid-Cap Stock Portfolio	60,922	1,485,651	1,406,074
Bond-Debenture Portfolio	2,584,179	31,275,942	26,358,622
Fundamental Equity Portfolio	133,767	2,319,230	2,027,903
Developing Growth Portfolio	177,625	7,195,503	3,934,395
Short Duration Income Portfolio	1,382,326	19,344,505	17,956,408
Alger Fund
LargeCap Growth Portfolio	76,599	5,369,304	3,604,009
MidCap Growth Portfolio	243,382	5,837,721	3,329,477
Capital Appreciation Portfolio	38,336	3,207,716	2,095,083
SmallCap Growth Portfolio	37,385	861,354	530,498
Capital Appreciation Portfolio Class S	654,996	49,720,722	31,891,779
Calvert Variable Series, Inc.
Mid Cap Growth Portfolio	109,413	3,234,900	2,501,167
S&P 500 Index Portfolio	8,323	1,332,441	1,221,541
SRI Balanced Portfolio	2,718,139	6,669,073	5,599,365
Invesco Variable Insurance Funds
Technology Fund	46,880	998,479	590,218
Diversified Dividend Fund	131,884	3,645,599	3,273,278
Health Care Fund	39,727	1,103,660	999,125
Global Real Estate Fund	6,658	99,339	84,692
International Equity Fund	6,326	224,442	179,775
Main Street Mid Cap Fund	24,543	248,878	201,986
Core Bond Fund	—	—	—
Discovery Mid Cap Growth Fund	103,686	8,029,363	4,962,407
Global Fund	190,165	7,860,301	5,761,990
Main Street Fund	541,147	12,474,073	8,517,650
Main Street Small Cap Fund	313,092	8,289,539	7,063,355
Balanced-Risk Allocation Fund	54,130	496,412	431,417
Core Plus Bond Fund	789,001	4,562,151	4,339,505
Equity and Income Fund	328,581	6,039,700	5,273,689
Small Cap Equity Fund	162,361	2,942,137	2,212,976
Equally Weighted S&P 500 Fund	159,920	4,206,785	3,924,433
Growth and Income Portfolio	23,013	449,376	454,958
American Value Fund	7,272	117,620	112,569
J.P. Morgan Series Trust II
Core Bond Portfolio	141,394	1,589,666	1,367,281
Small Cap Core Portfolio	108,400	2,310,113	1,946,867
Rydex Variable Trust
Nova Fund	4,723	530,598	560,713
NASDAQ-100 Fund	16,394	940,109	758,701
U.S. Government Money Market Fund	255,615	255,615	255,615

Midland National Life Insurance Company
Separate Account C
Statements of Net Assets
December 31, 2022

Assets:
Investments in portfolio shares, at fair value (Note 1):	Shares	Cost	Net Assets
Inverse S&P 500 Strategy Fund	2,669	114,496	96,789
Inverse NASDAQ-100 Strategy Fund	1,736	39,862	44,147
Inverse Government Long Bond Strategy Fund	123	10,620	12,170
Government Long Bond 1.2x Strategy	4,033	167,460	89,929
NASDAQ-100 2x Strategy Fund	—	—	—
Inverse Dow 2x Strategy Fund	—	—	—
Rydex Variable Insurance Funds
Biotechnology Fund	40,713	3,860,852	3,230,976
S&P 500 Pure Growth Fund	123,749	6,520,020	5,147,948
S&P MidCap 400 Pure Growth Fund	42,435	1,551,161	1,217,030
Guggenheim Variable Insurance Funds
Long Short Equity Fund	46,706	657,862	704,791
Multi-Hedge Strategies Fund	54,623	1,385,468	1,394,523
Global Managed Futures Strategy Fund	74,140	1,360,500	1,302,644
Small Cap Value Fund	117,771	4,950,098	4,979,366
ProFunds VP
Profund Access VP High Yield Fund	1,293	34,255	30,492
Asia 30	1,506	91,039	53,404
Banks	969	27,450	24,342
Basic Materials	482	33,234	36,813
Bear	444	10,166	7,558
Biotechnology	3,193	226,856	225,765
Bull	7,715	473,870	375,561
Consumer Goods	2,566	143,705	128,880
Consumer Services	1,410	93,643	73,842
Dow 30	7,757	178,052	140,786
Emerging Markets	1,258	32,257	31,482
Europe 30	1,536	35,985	34,588
Falling U.S. Dollar	1,412	22,400	21,315
Financials	433	19,789	18,271
Health Care	3,954	294,893	294,366
Industrials	800	66,888	66,410
International	1,788	37,966	31,847
Internet	11,571	336,713	189,769
Japan	764	39,072	37,037
Large-Cap Growth	13,050	815,343	621,851
Large-Cap Value	11,778	523,018	531,311
Mid-Cap	7,059	130,822	103,630
Mid-Cap Growth	8,483	344,478	269,330
Mid-Cap Value	2,688	112,321	106,204
Government Money Market	3,107,312	3,107,312	3,107,312
Oil & Gas	5,186	176,341	229,703
NASDAQ-100	5,692	290,149	217,490
Pharmaceuticals	1,489	55,325	55,552
Precious Metals	11,220	315,281	280,844

Midland National Life Insurance Company
Separate Account C
Statements of Net Assets
December 31, 2022

Assets:
Investments in portfolio shares, at fair value (Note 1):	Shares	Cost	Net Assets
Real Estate	1,066	66,295	57,791
Rising Rates Opportunity	396	19,521	17,427
Semiconductor	1,649	111,197	108,566
Short Dow 30	70	1,680	1,638
Short Emerging Markets	—	—	—
Short International	199	6,544	5,620
Short Mid-Cap	180	1,459	1,494
Short NASDAQ-100	—	—	—
Short Small-Cap	80	3,078	2,105
Small-Cap	4,737	169,551	141,401
Small-Cap Growth	5,036	168,236	135,053
Small-Cap Value	2,188	98,973	87,148
Technology	4,501	288,642	218,789
Telecommunications	84	2,610	2,455
U.S. Government Plus	4,666	113,988	61,920
UltraBull	28,684	879,172	592,893
UltraMid-Cap	10,626	406,623	304,760
UltraNASDAQ-100	21,003	509,160	301,598
UltraShort Dow 30	87	373	346
UltraShort NASDAQ-100	18	1,321	306
UltraSmall-Cap	7,658	126,723	86,384
Utilities	4,769	208,921	197,910
VanEck Worldwide Insurance Trust
Global Resources Fund	277,548	7,009,415	7,704,996
Emerging Markets Fund	92,807	1,223,708	807,421
Emerging Markets Bond Fund	47,878	391,448	341,850
Janus Henderson Series
Global Technology and Innovation Portfolio	842,775	13,710,272	8,773,284
Overseas Portfolio	29,597	1,098,323	1,087,968
Research Portfolio	4,946	196,268	149,236
Enterprise Services Portfolio	504,326	37,047,311	31,661,580
Global Research Portfolio	30,363	1,777,042	1,469,892
Mid Cap Value Portfolio	272,810	4,319,213	4,266,745
Balanced Portfolio	1,807,918	80,929,267	76,782,262
Flexible Bond Portfolio	677,590	8,937,793	7,446,718
PIMCO Variable Insurance Trust
Total Return Portfolio	3,441,789	37,818,138	30,907,266
Low Duration Portfolio	3,168,446	32,147,843	30,036,870
High Yield Portfolio	1,275,069	9,286,043	8,632,214
Real Return Portfolio	2,046,173	26,571,742	23,530,989
All Asset Portfolio	338,528	3,627,296	2,965,503
Global Managed Asset Allocation Portfolio	104,660	1,205,267	890,660
Short-Term Portfolio	5,610,066	57,342,024	56,661,671
Emerging Markets Bond Portfolio	164,704	2,059,122	1,655,280
Global Bond Opportunities Portfolio	11,264	122,360	106,448

Midland National Life Insurance Company
Separate Account C
Statements of Net Assets
December 31, 2022

Assets:
Investments in portfolio shares, at fair value (Note 1):	Shares	Cost	Net Assets
Commodity Real Return Strategy Portfolio	1,115,179	8,908,583	7,817,404
International Bond (USD-Hedged) Portfolio	263,474	2,856,319	2,505,641
Dynamic Bond Adv Portfolio	249,057	2,483,644	2,094,573
Income Advisor Portfolio	3,221,898	34,364,877	31,220,196
Goldman Sachs Variable Insurance Trust
Small Cap Equity Insights Fund	122,025	1,488,140	1,269,059
Large Cap Value Fund	66,430	625,754	554,027
Mid Cap Value Fund	208,913	3,368,015	3,110,709
Neuberger Berman Advisors Management Trust
Mid-Cap Growth Portfolio	27,597	771,153	536,207
AMT Mid Cap Intrinsic Value Portfolio	20,111	361,836	305,694
BNY Mellon Variable Investment Fund
Appreciation Portfolio	9,830	364,505	307,878
Sustainable U.S. Equity Portfolio	343	12,791	14,050
Morgan Stanley Variable Institutional Funds
Emerging Markets Debt Portfolio	3,984	26,214	21,233
Emerging Markets Equity Portfolio	9,698	134,523	115,114
Discovery Portfolio	12,847	110,527	36,101
U.S. Real Estate Portfolio	3,765	64,338	48,527
Northern Lights Variable Trust
Power Dividend Index Fund	48,061	630,382	710,822
AB Variable Products Series
Dynamic Asset Allocation Portfolio	307,329	3,456,744	2,424,823
Small Cap Growth Portfolio	2,772	39,541	18,765
Small Mid Cap Value Portfolio	374,769	7,400,602	6,142,464
BlackRock Variable Series Fund, Inc.
Basic Value Fund	335,094	4,507,135	3,890,440
Capital Appreciation Fund	69,480	617,759	400,206
Equity Dividend Fund	2,671,877	30,722,361	27,039,392
Global Allocation Fund	1,025,405	15,151,826	12,171,555
Advantage Large Cap Core Fund	22,897	544,061	405,050
Large Cap Focus Growth Fund	696,019	12,989,486	8,526,239
60/40 Target Allocation ETF Fund	654,269	8,573,965	7,596,065
Total Return Portfolio	146,778	1,773,126	1,457,503
S&P 500 Portfolio	62,969	1,536,877	1,535,810
Columbia Variable Portfolio
Contrarian Core 2 Portfolio	218,281	7,067,672	7,037,375
Dividend Opportunity Portfolio	273,942	9,010,258	9,903,002
Emerging Markets Bond Portfolio	561,078	5,345,721	4,219,308
High Yield Portfolio	779,569	5,092,635	4,435,748
Select Large-Cap Value Portfolio	195,253	6,901,382	6,954,925
Seligman Global Tech Portfolio	515,042	13,253,760	9,038,981
US Government Mortgage Portfolio	108,607	1,100,653	941,623
Strategic Income Portfolio	379,557	1,522,254	1,313,268
Emerging Markets Portfolio	28,075	432,773	247,339

Midland National Life Insurance Company
Separate Account C
Statements of Net Assets
December 31, 2022

Assets:
Investments in portfolio shares, at fair value (Note 1):	Shares	Cost	Net Assets
DWS Variable Insurance Portfolios
Equity 500 Index Portfolio	1,707,244	41,059,263	39,215,391
Small Cap Index Portfolio	587,068	8,903,055	7,115,261
Alternative Asset Allocation Portfolio	87,710	1,176,806	1,138,480
Global Small Cap Portfolio	24,508	228,838	198,267
Small Mid Cap Value Portfolio	305,756	3,736,007	3,889,214
CROCI US Portfolio	11,485	161,811	151,484
High Income Portfolio	62,363	341,185	333,640
Eaton Vance Variable Trust
Floating Rate Income Portfolio	2,262,634	20,004,772	19,096,634
Delaware Variable Insurance Portfolios
Total Return Portfolio	10,704	125,420	121,815
International Portfolio	66,470	1,227,196	993,062
Opportunity Portfolio	495,261	7,537,310	8,087,611
Franklin Templeton Variable Insurance Products Trust
Mutual Shares Fund	298,559	4,982,038	4,526,155
Income Fund	1,702,003	26,108,421	25,070,503
Global Bond Fund	1,979,529	29,760,249	24,704,524
Foreign Fund	2,833,867	37,872,526	34,488,163
Developing Markets Fund	324,668	2,988,892	2,422,020
Mutual Global Discovery Fund	280,388	4,716,280	4,657,252
Rising Dividends Fund	958,014	26,221,984	25,895,128
DynaTech 2 Fund	666,805	2,732,506	1,980,410
Multi-Asset Dynamic Multi-Strategy Portfolio	—	—	—
Delaware Ivy Variable Insurance Portfolios
Asset Strategy Portfolio	322,409	2,898,238	2,530,912
Balanced Portfolio	1,258,977	8,022,942	5,904,604
Global Value Equity Portfolio	204,618	1,139,063	902,366
Energy Portfolio	333,808	1,116,648	1,692,405
Global Bond Portfolio	—	—	—
Natural Resources Portfolio	134,882	496,081	643,386
Growth Portfolio	356,237	3,679,791	2,839,211
High Income Portfolio	3,259,223	10,502,466	9,191,008
International Core Equity Portfolio	421,395	6,565,417	5,979,593
Global Growth Portfolio	202,935	688,369	675,775
Mid Cap Growth Portfolio	933,329	12,809,098	8,838,626
Science and Technology Portfolio	667,619	18,902,891	11,649,955
Small Cap Growth Portfolio	634,486	5,452,724	3,832,297
SMID Cap Core Portfolio	849,202	10,921,558	9,460,115
Lazard Retirement Series, Inc.
International Equity Portfolio	123,139	1,171,339	978,957
Global Dynamic Multi Asset Portfolio	91,348	1,222,886	1,045,022
Legg Mason Partners Variable Equity Trust
Western Asset Variable Global High Yield Bond Portfolio	304,283	2,215,669	1,825,701
ClearBridge Variable Mid Cap Portfolio	662,092	15,949,622	13,354,399

Midland National Life Insurance Company
Separate Account C
Statements of Net Assets
December 31, 2022

Assets:
Investments in portfolio shares, at fair value (Note 1):	Shares	Cost	Net Assets
ClearBridge Variable Dividend Strategy Portfolio	1,769,569	38,711,721	37,656,434
ClearBridge Variable Small Cap Growth Portfolio	259,882	7,801,040	6,078,639
ClearBridge Variable Aggressive Growth Portfolio	46,801	1,180,937	694,061
Western Asset Variable Core Bond Plus Portfolio	14,328,269	82,466,435	69,205,540
ClearBridge Variable Large Cap Growth Portfolio	766,587	25,185,261	20,483,212
Pioneer Variable Contracts Trust
Fund Portfolio	103,847	1,702,589	1,369,738
Bond Portfolio	4,922,555	53,982,910	45,533,637
Strategic Income Portfolio	1,403,511	13,904,640	11,915,805
Equity Income Portfolio	769,798	12,210,839	11,893,373
High Yield Portfolio	82,061	750,149	637,612
Prudential Series Funds
PGIM Jennison Focused Blend Portfolio	9,871	237,798	400,670
Natural Resources Portfolio	24,652	875,093	981,876
Mid-Cap Growth Portfolio	5,932	98,416	122,800
Royce Capital Fund
Micro-Cap Portfolio	40,827	425,455	305,792
Small Cap Portfolio	854,459	6,813,229	6,989,474
Alps Fund
Alerian Energy Infrastructure Portfolio	543,488	5,356,378	5,380,535
Red Rocks Global Opportunity Portfolio	159,275	2,115,310	1,509,929
American Funds IS
Asset Allocation Fund	4,448,418	108,283,266	96,708,599
Washington Mutual Investors Fund	3,823,028	51,849,373	47,176,162
Ultra-Short Bond Fund	2,551,980	28,090,367	28,199,374
Capital Income Builder Fund	1,686,727	17,948,941	18,486,524
Global Growth Fund	772,336	28,218,463	22,791,648
Capital World Growth and Income Fund	1,510,454	21,268,277	17,143,652
Global Small Capitalization Fund	373,731	8,696,862	5,710,606
Growth Fund	675,173	63,311,742	49,719,774
Growth-Income Fund	1,154,450	62,165,255	56,244,801
International Fund	637,314	12,662,779	9,553,337
International Growth and Income Fund	913,559	11,574,655	7,820,063
New World Fund	1,479,897	37,430,934	32,320,958
U.S. Government Securities Fund	2,278,773	24,818,477	22,468,698
Invesco Oppenheimer
International Growth Fund	11,050,043	27,128,816	19,669,076
T. Rowe Price
Blue Chip Growth Portfolio	1,613,293	65,070,218	47,156,557
Health Sciences Portfolio	555,899	29,174,492	29,195,820
John Hancock Variable Insurance Trust
Financial Industries Portfolio	243,755	3,456,164	2,695,933
Fundamental All Cap Core Portfolio	7,271	246,175	178,944
Select Bond Portfolio	25,907	365,806	297,416
Strategic Income Opportunities Portfolio	51,535	705,040	629,756

Midland National Life Insurance Company
Separate Account C
Statements of Net Assets
December 31, 2022

Assets:
Investments in portfolio shares, at fair value (Note 1):	Shares	Cost	Net Assets
Federated Hermes
High Income Bond Portfolio	288,864	1,745,271	1,533,867
Kaufmann Portfolio	365,822	7,166,081	5,022,734
Managed Volatility Portfolio	43,518	490,575	375,564
Principal Variable Contracts
Blue Chip Fund	42,611	443,002	374,973
Equity Income Fund	11,263	340,398	296,215
Diversified Balance Fund	41,147	662,729	553,425
Diversified Growth Fund	12,362	248,572	198,654
Diversified Income Fund	4,434	64,513	54,133

Midland National Life Insurance Company
Separate Account C
Statements of Operations
Year Ended December 31, 2022

				Administrative					Change in Net	Realized and Change	Net Increase (Decrease)
			Investment	Expense and	Contract		Net Investment	Net Realized	Unrealized Appreciation	in Unrealized Gains	in Net Assets
	Dividend	Capital Gains	Income	Mortality and	Maintenance	Expenses	Income (Loss)	Gain (Loss) on	(Depreciation) on	(Losses) on Investments	Resulting from Operations
	Income (a)	Distributions (b)	(c)=(a+b)	Expense Risk (d)	Charge (e)	(f)=(d+e)	(g)=(c-f)	Investments (h)	Investments (i)	(j)=(h+i)	(k)=(g+j)
Fidelity Variable Insurance Products
Government Money Market Portfolio	$143,331	$—	$143,331	$126,847	$531	$127,378	$15,953	$—	$—	$—	$15,953
High Income Portfolio	227,877	—	227,877	61,965	440	62,405	165,472	(150,409)	(742,950)	(893,359)	(727,887)
Equity-Income Portfolio	121,449	228,891	350,340	92,495	1,598	94,093	256,247	70,672	(809,049)	(738,377)	(482,130)
Growth Portfolio	47,686	619,861	667,547	114,046	3,942	117,988	549,559	148,950	(3,334,363)	(3,185,413)	(2,635,854)
Overseas Portfolio	45,872	50,166	96,038	72,058	582	72,640	23,398	56,567	(1,860,625)	(1,804,058)	(1,780,660)
Mid Cap Portfolio	47,307	1,103,217	1,150,524	211,007	1,674	212,681	937,843	(167,704)	(3,898,564)	(4,066,268)	(3,128,425)
Asset Manager Portfolio	18,276	60,760	79,036	13,505	342	13,847	65,189	(4,310)	(228,821)	(233,131)	(167,942)
Investment Grade Bond Portfolio	87,431	194,650	282,081	50,424	516	50,940	231,141	(98,679)	(717,827)	(816,506)	(585,365)
Index 500 Portfolio	280,530	175,904	456,434	290,054	3,282	293,336	163,098	1,264,124	(6,464,868)	(5,200,744)	(5,037,646)
Contrafund Portfolio	116,095	1,896,235	2,012,330	509,073	4,460	513,533	1,498,797	1,228,594	(16,280,515)	(15,051,921)	(13,553,124)
Asset Manager: Growth Portfolio	14,875	53,662	68,537	11,859	337	12,196	56,341	17,654	(248,340)	(230,686)	(174,345)
Balanced Portfolio	36,752	207,418	244,170	42,034	333	42,367	201,803	52,165	(978,623)	(926,458)	(724,655)
Growth & Income Portfolio	35,839	45,571	81,410	31,633	764	32,397	49,013	17,792	(228,982)	(211,190)	(162,177)
Growth Opportunities Portfolio	—	5,295,731	5,295,731	372,003	2,822	374,825	4,920,906	(3,324,823)	(16,715,117)	(20,039,940)	(15,119,034)
Value Strategies Portfolio	30,050	159,795	189,845	48,027	135	48,162	141,683	175,334	(661,056)	(485,722)	(344,039)
Strategic Income Portfolio	485,115	15,921	501,036	193,682	1,028	194,710	306,326	(331,353)	(2,117,357)	(2,448,710)	(2,142,384)
Emerging Markets Portfolio	81,384	—	81,384	69,653	253	69,906	11,478	(130,953)	(1,230,094)	(1,361,047)	(1,349,569)
Real Estate Portfolio	228,926	627,582	856,508	261,536	1,610	263,146	593,362	(229,460)	(7,440,298)	(7,669,758)	(7,076,396)
Funds Manager 50% Portfolio	133,779	1,308,677	1,442,456	92,357	246	92,603	1,349,853	(77,872)	(2,538,358)	(2,616,230)	(1,266,377)
Funds Manager 70% Portfolio	70,546	890,260	960,806	61,178	437	61,615	899,191	(76,333)	(1,758,289)	(1,834,622)	(935,431)
Funds Manager 85% Portfolio	16,997	279,436	296,433	23,464	128	23,592	272,841	(39,367)	(594,774)	(634,141)	(361,300)
Government Money Market Portfolio Service Class 2	87,256	—	87,256	66,887	370	67,257	19,999	—	—	—	19,999
International Capital Appreciation Portfolio	3,372	191,368	194,740	42,109	241	42,350	152,390	(165,681)	(958,623)	(1,124,304)	(971,914)
American Century Variable Portfolios, Inc.
Balanced Fund	44,462	631,783	676,245	55,515	184	55,699	620,546	(177,538)	(1,298,663)	(1,476,201)	(855,655)
Capital Appreciation Fund	—	273,662	273,662	26,784	509	27,293	246,369	(135,297)	(882,491)	(1,017,788)	(771,419)
International Fund	37,196	431,660	468,856	41,256	314	41,570	427,286	(100,238)	(1,266,542)	(1,366,780)	(939,494)
Value Fund	1,563,289	6,502,135	8,065,424	1,044,380	6,073	1,050,453	7,014,971	3,313,001	(11,271,886)	(7,958,885)	(943,914)
Disciplined Core Value Fund	93,348	1,519,188	1,612,536	83,836	346	84,182	1,528,354	(555,706)	(1,988,949)	(2,544,655)	(1,016,301)
Inflation Protection Fund	569,300	61,159	630,459	140,318	414	140,732	489,727	(562,520)	(1,646,215)	(2,208,735)	(1,719,008)
Large Company Value Fund	21,543	51,103	72,646	19,411	—	19,411	53,235	5,804	(92,193)	(86,389)	(33,154)
Mid Cap Value Fund	815,889	5,164,856	5,980,745	507,289	2,331	509,620	5,471,125	333,517	(6,890,639)	(6,557,122)	(1,085,997)
Ultra Fund	—	735,927	735,927	97,162	267	97,429	638,498	47,821	(3,412,613)	(3,364,792)	(2,726,294)
MFS Variable Insurance Trust
Research Series	1,549	50,732	52,281	6,172	288	6,460	45,821	(9,518)	(134,574)	(144,092)	(98,271)
Growth Series	—	177,329	177,329	22,077	607	22,684	154,645	(55,446)	(796,634)	(852,080)	(697,435)
Investors Trust Series	2,082	49,192	51,274	6,674	80	6,754	44,520	(6,135)	(138,779)	(144,914)	(100,394)
New Discovery Series	—	2,543,064	2,543,064	91,346	907	92,253	2,450,811	(685,766)	(4,624,793)	(5,310,559)	(2,859,748)
Corporate Bond Portfolio	160,867	280,713	441,580	69,557	274	69,831	371,749	(338,644)	(1,194,853)	(1,533,497)	(1,161,748)
Emerging Markets Equity Portfolio	178,462	317,977	496,439	55,999	245	56,244	440,195	(124,991)	(1,404,150)	(1,529,141)	(1,088,946)
Technology Portfolio	—	677,464	677,464	91,327	601	91,928	585,536	229,520	(4,418,760)	(4,189,240)	(3,603,704)
Global Tactical Allocation Portfolio	24,627	86,235	110,862	16,295	65	16,360	94,502	(63,355)	(163,221)	(226,576)	(132,074)
International Intrinsic Value Portfolio	67,710	596,280	663,990	179,856	548	180,404	483,586	196,374	(5,235,385)	(5,039,011)	(4,555,425)
Utilities Series Portfolio	318,552	560,090	878,642	171,929	990	172,919	705,723	563,962	(1,327,401)	(763,439)	(57,716)
Blended Research Core Equity Portfolio	29,879	595,163	625,042	44,821	176	44,997	580,045	16,501	(1,236,833)	(1,220,332)	(640,287)
Global Real Estate Portfolio	11,339	60,924	72,263	11,444	64	11,508	60,755	(36,415)	(301,748)	(338,163)	(277,408)
The accompanying notes are an integral part of these financial statements

Midland National Life Insurance Company
Separate Account C
Statements of Operations
Year Ended December 31, 2022

				Administrative					Change in Net	Realized and Change	Net Increase (Decrease)
			Investment	Expense and	Contract		Net Investment	Net Realized	Unrealized Appreciation	in Unrealized Gains	in Net Assets
	Dividend	Capital Gains	Income	Mortality and	Maintenance	Expenses	Income (Loss)	Gain (Loss) on	(Depreciation) on	(Losses) on Investments	Resulting from Operations
	Income (a)	Distributions (b)	(c)=(a+b)	Expense Risk (d)	Charge (e)	(f)=(d+e)	(g)=(c-f)	Investments (h)	Investments (i)	(j)=(h+i)	(k)=(g+j)
Lord Abbett Series Fund, Inc.
Growth & Income Portfolio	21,380	130,912	152,292	24,535	460	24,995	127,297	(18,024)	(344,822)	(362,846)	(235,549)
Mid-Cap Stock Portfolio	11,909	91,386	103,295	21,537	475	22,012	81,283	(6,340)	(312,577)	(318,917)	(237,634)
Bond-Debenture Portfolio	1,227,659	78,319	1,305,978	371,913	1,779	373,692	932,286	(831,324)	(4,633,129)	(5,464,453)	(4,532,167)
Fundamental Equity Portfolio	22,651	272,778	295,429	26,840	134	26,974	268,455	1,441	(609,870)	(608,429)	(339,974)
Developing Growth Portfolio	—	—	—	62,549	251	62,800	(62,800)	(496,261)	(2,091,374)	(2,587,635)	(2,650,435)
Short Duration Income Portfolio	519,033	—	519,033	242,789	1,298	244,087	274,946	(582,925)	(969,338)	(1,552,263)	(1,277,317)
Alger Fund
LargeCap Growth Portfolio	—	201,779	201,779	60,336	248	60,584	141,195	(159,799)	(2,436,644)	(2,596,443)	(2,455,248)
MidCap Growth Portfolio	—	119,491	119,491	55,383	320	55,703	63,788	(297,113)	(1,779,749)	(2,076,862)	(2,013,074)
Capital Appreciation Portfolio	—	188,760	188,760	40,052	507	40,559	148,201	(265,809)	(1,413,575)	(1,679,384)	(1,531,183)
SmallCap Growth Portfolio	—	97,787	97,787	8,559	139	8,698	89,089	(5,587)	(432,950)	(438,537)	(349,448)
Capital Appreciation Portfolio Class S	—	3,173,737	3,173,737	496,278	2,923	499,201	2,674,536	(1,803,925)	(20,607,721)	(22,411,646)	(19,737,110)
Calvert Variable Series, Inc.
Mid Cap Growth Portfolio	—	568,899	568,899	36,357	125	36,482	532,417	(69,340)	(1,214,700)	(1,284,040)	(751,623)
S&P 500 Index Portfolio	16,578	102,061	118,639	18,829	78	18,907	99,732	96,331	(584,727)	(488,396)	(388,664)
SRI Balanced Portfolio	69,973	554,884	624,857	71,124	328	71,452	553,405	12,235	(1,580,963)	(1,568,728)	(1,015,323)
Invesco Variable Insurance Funds
Technology Fund	—	285,608	285,608	12,086	—	12,086	273,522	(146,197)	(642,791)	(788,988)	(515,466)
Diversified Dividend Fund	53,427	386,103	439,530	30,226	51	30,277	409,253	(1,849)	(447,765)	(449,614)	(40,361)
Health Care Fund	—	141,193	141,193	12,494	15	12,509	128,684	(20,087)	(280,926)	(301,013)	(172,329)
Global Real Estate Fund	2,505	—	2,505	2,846	—	2,846	(341)	(4,305)	(29,546)	(33,851)	(34,192)
International Equity Fund	2,129	16,656	18,785	4,179	—	4,179	14,606	(8,423)	(47,607)	(56,030)	(41,424)
Main Street Mid Cap Fund	152	46,477	46,629	5,741	—	5,741	40,888	1,592	(84,607)	(83,015)	(42,127)
Core Bond Fund	119,765	—	119,765	18,642	59	18,701	101,064	(787,196)	210,818	(576,378)	(475,314)
Discovery Mid Cap Growth Fund	—	1,692,578	1,692,578	69,650	310	69,960	1,622,618	(85,020)	(3,857,146)	(3,942,166)	(2,319,548)
Global Fund	—	1,106,846	1,106,846	78,707	280	78,987	1,027,859	(72,654)	(3,477,129)	(3,549,783)	(2,521,924)
Main Street Fund	103,349	3,591,708	3,695,057	118,288	357	118,645	3,576,412	(31,615)	(5,875,554)	(5,907,169)	(2,330,757)
Main Street Small Cap Fund	19,173	898,364	917,537	96,326	261	96,587	820,950	208,917	(2,469,362)	(2,260,445)	(1,439,495)
Balanced-Risk Allocation Fund	31,490	15,235	46,725	4,052	11	4,063	42,662	(45,457)	(55,896)	(101,353)	(58,691)
Core Plus Bond Fund	24,964	2,757	27,721	39,226	99	39,325	(11,604)	(63,179)	(213,794)	(276,973)	(288,577)
Equity and Income Fund	65,006	572,263	637,269	52,988	187	53,175	584,094	(184,602)	(800,635)	(985,237)	(401,143)
Small Cap Equity Fund	—	452,607	452,607	25,023	109	25,132	427,475	(131,028)	(697,463)	(828,491)	(401,016)
Equally Weighted S&P 500 Fund	30,767	207,456	238,223	40,522	153	40,675	197,548	(266,728)	(333,600)	(600,328)	(402,780)
Growth and Income Portfolio	6,017	44,110	50,127	13,089	—	13,089	37,038	18,368	(101,070)	(82,702)	(45,664)
American Value Fund	530	21,456	21,986	2,746	—	2,746	19,240	(917)	(25,589)	(26,506)	(7,266)
J.P. Morgan Series Trust II
Core Bond Portfolio	31,564	8,252	39,816	21,202	—	21,202	18,614	(30,490)	(228,345)	(258,835)	(240,221)
Small Cap Core Portfolio	9,915	460,534	470,449	31,249	—	31,249	439,200	(48,627)	(953,462)	(1,002,089)	(562,889)

Midland National Life Insurance Company
Separate Account C
Statements of Operations
Year Ended December 31, 2022

				Administrative					Change in Net	Realized and Change	Net Increase (Decrease)
			Investment	Expense and	Contract		Net Investment	Net Realized	Unrealized Appreciation	in Unrealized Gains	in Net Assets
	Dividend	Capital Gains	Income	Mortality and	Maintenance	Expenses	Income (Loss)	Gain (Loss) on	(Depreciation) on	(Losses) on Investments	Resulting from Operations
	Income (a)	Distributions (b)	(c)=(a+b)	Expense Risk (d)	Charge (e)	(f)=(d+e)	(g)=(c-f)	Investments (h)	Investments (i)	(j)=(h+i)	(k)=(g+j)
Rydex Variable Trust
Nova Fund	2,951	83,671	86,622	11,724	—	11,724	74,898	(51,741)	(352,178)	(403,919)	(329,021)
NASDAQ-100 Fund	—	35,366	35,366	17,327	—	17,327	18,039	37,253	(630,073)	(592,820)	(574,781)
U.S. Government Money Market Fund	1,785	7	1,792	3,224	—	3,224	(1,432)	(1)	—	(1)	(1,433)
Inverse S&P 500 Strategy Fund	—	—	—	7,683	—	7,683	(7,683)	(11,589)	118,559	106,970	99,287
Inverse NASDAQ-100 Strategy Fund	—	—	—	1,999	—	1,999	(1,999)	10,053	13,045	23,098	21,099
Inverse Government Long Bond Strategy Fund	—	—	—	370	—	370	(370)	2,073	2,301	4,374	4,004
Government Long Bond 1.2x Strategy	1,761	—	1,761	1,243	—	1,243	518	(1,676)	(62,533)	(64,209)	(63,691)
NASDAQ-100 2x Strategy Fund	—	—	—	—	—	—	—	—	—	—	—
Inverse Dow 2x Strategy Fund	—	—	—	—	—	—	—	—	—	—	—
Rydex Variable Insurance Funds
Biotechnology Fund	—	262,163	262,163	45,677	381	46,058	216,105	(54,695)	(885,991)	(940,686)	(724,581)
S&P 500 Pure Growth Fund	—	838,736	838,736	60,220	347	60,567	778,169	(60,013)	(2,399,872)	(2,459,885)	(1,681,716)
S&P MidCap 400 Pure Growth Fund	—	250,934	250,934	15,812	51	15,863	235,071	(14,718)	(611,544)	(626,262)	(391,191)
Guggenheim Variable Insurance Funds
Long Short Equity Fund	3,498	—	3,498	10,065	28	10,093	(6,595)	12,906	(149,015)	(136,109)	(142,704)
Multi-Hedge Strategies Fund	18,269	15,872	34,141	19,584	176	19,760	14,381	33,596	(120,322)	(86,726)	(72,345)
Global Managed Futures Strategy Fund	21,260	4,208	25,468	10,461	30	10,491	14,977	(19,793)	(42,388)	(62,181)	(47,204)
Small Cap Value Fund	31,000	223,531	254,531	60,218	320	60,538	193,993	141,758	(565,386)	(423,628)	(229,635)
ProFunds VP
Profund Access VP High Yield Fund	1,011	—	1,011	1,079	—	1,079	(68)	(2,418)	(2,963)	(5,381)	(5,449)
Asia 30	309	7,269	7,578	1,501	—	1,501	6,077	(12,295)	(14,410)	(26,705)	(20,628)
Banks	285	—	285	878	—	878	(593)	3,512	(10,439)	(6,927)	(7,520)
Basic Materials	71	356	427	967	—	967	(540)	1,222	(5,934)	(4,712)	(5,252)
Bear	—	—	—	198	—	198	(198)	(137)	1,248	1,111	913
Biotechnology	—	43,822	43,822	5,767	—	5,767	38,055	(8,171)	(60,519)	(68,690)	(30,635)
Bull	—	58,515	58,515	9,870	—	9,870	48,645	10,958	(196,414)	(185,456)	(136,811)
Consumer Goods	75	5,900	5,975	3,758	—	3,758	2,217	6,853	(55,170)	(48,317)	(46,100)
Consumer Services	—	978	978	2,299	—	2,299	(1,321)	(14,235)	(29,501)	(43,736)	(45,057)
Dow 30	—	24,946	24,946	2,491	—	2,491	22,455	(5,250)	(32,662)	(37,912)	(15,457)
Emerging Markets	245	—	245	920	—	920	(675)	(1,426)	(5,491)	(6,917)	(7,592)
Europe 30	520	1,528	2,048	782	—	782	1,266	(927)	(4,738)	(5,665)	(4,399)
Falling U.S. Dollar	—	—	—	503	—	503	(503)	(2,277)	160	(2,117)	(2,620)
Financials	24	317	341	630	—	630	(289)	(480)	(4,814)	(5,294)	(5,583)
Health Care	—	19,323	19,323	7,477	—	7,477	11,846	(3,754)	(25,021)	(28,775)	(16,929)
Industrials	—	1,080	1,080	1,830	—	1,830	(750)	(3,771)	(14,321)	(18,092)	(18,842)
International	—	1,599	1,599	757	—	757	842	(400)	(8,332)	(8,732)	(7,890)
Internet	—	89,603	89,603	6,576	—	6,576	83,027	(92,319)	(166,271)	(258,590)	(175,563)
Japan	—	2,367	2,367	863	—	863	1,504	506	(7,212)	(6,706)	(5,202)
Large-Cap Growth	—	149,197	149,197	18,841	—	18,841	130,356	8,496	(497,215)	(488,719)	(358,363)
Large-Cap Value	2,713	7,533	10,246	12,174	—	12,174	(1,928)	16,404	(61,653)	(45,249)	(47,177)
Mid-Cap	—	21,750	21,750	3,087	—	3,087	18,663	(1,647)	(39,362)	(41,009)	(22,346)
Mid-Cap Growth	—	58,474	58,474	6,906	—	6,906	51,568	(6,832)	(121,086)	(127,918)	(76,350)
Mid-Cap Value	139	14,026	14,165	2,448	—	2,448	11,717	349	(24,421)	(24,072)	(12,355)
Government Money Market	34,560	—	34,560	83,148	—	83,148	(48,588)	—	—	—	(48,588)
Oil & Gas	2,196	—	2,196	6,253	—	6,253	(4,057)	84,454	27,262	111,716	107,659
NASDAQ-100	—	64,068	64,068	8,507	—	8,507	55,561	(58,521)	(152,644)	(211,165)	(155,604)
Pharmaceuticals	45	3,392	3,437	1,285	—	1,285	2,152	659	(8,055)	(7,396)	(5,244)

Midland National Life Insurance Company
Separate Account C
Statements of Operations
Year Ended December 31, 2022

				Administrative					Change in Net	Realized and Change	Net Increase (Decrease)
			Investment	Expense and	Contract		Net Investment	Net Realized	Unrealized Appreciation	in Unrealized Gains	in Net Assets
	Dividend	Capital Gains	Income	Mortality and	Maintenance	Expenses	Income (Loss)	Gain (Loss) on	(Depreciation) on	(Losses) on Investments	Resulting from Operations
	Income (a)	Distributions (b)	(c)=(a+b)	Expense Risk (d)	Charge (e)	(f)=(d+e)	(g)=(c-f)	Investments (h)	Investments (i)	(j)=(h+i)	(k)=(g+j)
Precious Metals	—	—	—	9,897	—	9,897	(9,897)	(17,731)	(36,484)	(54,215)	(64,112)
Real Estate	528	4,796	5,324	2,170	—	2,170	3,154	4,947	(41,429)	(36,482)	(33,328)
Rising Rates Opportunity	—	—	—	339	—	339	(339)	(861)	7,514	6,653	6,314
Semiconductor	—	7,540	7,540	4,157	—	4,157	3,383	720	(78,970)	(78,250)	(74,867)
Short Dow 30	—	—	—	41	—	41	(41)	(660)	755	95	54
Short Emerging Markets	—	—	—	—	—	—	—	—	—	—	—
Short International	—	—	—	145	—	145	(145)	(1,058)	1,700	642	497
Short Mid-Cap	—	—	—	36	—	36	(36)	(1,727)	1,859	132	96
Short NASDAQ-100	—	—	—	—	—	—	—	—	—	—	—
Short Small-Cap	—	—	—	59	—	59	(59)	(46)	374	328	269
Small-Cap	—	19,489	19,489	4,000	—	4,000	15,489	2,378	(64,639)	(62,261)	(46,772)
Small-Cap Growth	—	22,946	22,946	4,072	—	4,072	18,874	(10,663)	(55,130)	(65,793)	(46,919)
Small-Cap Value	—	16,600	16,600	2,592	—	2,592	14,008	(656)	(29,793)	(30,449)	(16,441)
Technology	—	51,395	51,395	7,051	—	7,051	44,344	(19,482)	(169,753)	(189,235)	(144,891)
Telecommunications	58	—	58	68	—	68	(10)	(138)	(756)	(894)	(904)
U.S. Government Plus	—	—	—	3,831	—	3,831	(3,831)	(137,130)	34,175	(102,955)	(106,786)
UltraBull	—	191,627	191,627	18,162	—	18,162	173,465	(47,903)	(595,607)	(643,510)	(470,045)
UltraMid-Cap	—	156,665	156,665	12,223	—	12,223	144,442	(46,804)	(314,976)	(361,780)	(217,338)
UltraNASDAQ-100	—	327,550	327,550	17,278	—	17,278	310,272	(440,546)	(571,950)	(1,012,496)	(702,224)
UltraShort Dow 30	—	—	—	74	—	74	(74)	(81)	128	47	(27)
UltraShort NASDAQ-100	—	—	—	73	—	73	(73)	(1,162)	1,353	191	118
UltraSmall-Cap	—	22,424	22,424	4,640	—	4,640	17,784	(55,237)	(92,292)	(147,529)	(129,745)
Utilities	2,118	2,310	4,428	4,578	—	4,578	(150)	(11,552)	(5,639)	(17,191)	(17,341)
VanEck Worldwide Insurance Trust
Global Resources Fund	120,586	—	120,586	99,912	288	100,200	20,386	565,813	(298,573)	267,240	287,626
Emerging Markets Fund	2,510	174,130	176,640	11,955	—	11,955	164,685	(91,687)	(408,535)	(500,222)	(335,537)
Emerging Markets Bond Fund	15,219	—	15,219	4,968	—	4,968	10,251	(16,392)	(32,373)	(48,765)	(38,514)
Janus Henderson Series
Global Technology and Innovation Portfolio	—	1,798,477	1,798,477	127,131	643	127,774	1,670,703	(408,053)	(6,584,708)	(6,992,761)	(5,322,058)
Overseas Portfolio	18,981	—	18,981	14,427	63	14,490	4,491	24,520	(152,432)	(127,912)	(123,421)
Research Portfolio	—	36,229	36,229	2,662	42	2,704	33,525	(2,081)	(119,690)	(121,771)	(88,246)
Enterprise Services Portfolio	26,717	5,849,499	5,876,216	435,416	1,990	437,406	5,438,810	134,210	(12,372,572)	(12,238,362)	(6,799,552)
Global Research Portfolio	13,039	157,482	170,521	18,183	108	18,291	152,230	81,540	(593,599)	(512,059)	(359,829)
Mid Cap Value Portfolio	48,081	311,390	359,471	53,149	316	53,465	306,006	95,890	(682,701)	(586,811)	(280,805)
Balanced Portfolio	798,861	2,450,084	3,248,945	1,068,322	4,389	1,072,711	2,176,234	1,697,576	(20,506,106)	(18,808,530)	(16,632,296)
Flexible Bond Portfolio	163,278	142,397	305,675	110,635	532	111,167	194,508	(264,278)	(1,465,871)	(1,730,149)	(1,535,641)
PIMCO Variable Insurance Trust
Total Return Portfolio	912,948	—	912,948	492,416	2,675	495,091	417,857	(1,741,052)	(5,272,028)	(7,013,080)	(6,595,223)
Low Duration Portfolio	504,624	—	504,624	428,251	2,439	430,690	73,934	(586,776)	(2,011,387)	(2,598,163)	(2,524,229)
High Yield Portfolio	481,222	—	481,222	139,995	539	140,534	340,688	(858,260)	(767,717)	(1,625,977)	(1,285,289)
Real Return Portfolio	1,861,498	—	1,861,498	356,206	2,277	358,483	1,503,015	(201,895)	(5,121,359)	(5,323,254)	(3,820,239)
All Asset Portfolio	255,064	281,106	536,170	46,888	275	47,163	489,007	(94,924)	(906,274)	(1,001,198)	(512,191)
Global Managed Asset Allocation Portfolio	18,585	174,113	192,698	13,075	42	13,117	179,581	(32,937)	(376,595)	(409,532)	(229,951)
Short-Term Portfolio	836,248	93,815	930,063	676,803	4,736	681,539	248,524	(209,885)	(747,176)	(957,061)	(708,537)
Emerging Markets Bond Portfolio	84,185	—	84,185	23,291	58	23,349	60,836	(45,706)	(376,477)	(422,183)	(361,347)
Global Bond Opportunities Portfolio	1,333	1,205	2,538	1,255	—	1,255	1,283	(3,158)	(9,690)	(12,848)	(11,565)
Commodity Real Return Strategy Portfolio	1,892,003	—	1,892,003	116,100	839	116,939	1,775,064	383,469	(1,906,148)	(1,522,679)	252,385
International Bond (USD-Hedged) Portfolio	36,420	1,041	37,461	34,268	126	34,394	3,067	(51,827)	(272,478)	(324,305)	(321,238)

Midland National Life Insurance Company
Separate Account C
Statements of Operations
Year Ended December 31, 2022

				Administrative					Change in Net	Realized and Change	Net Increase (Decrease)
			Investment	Expense and	Contract		Net Investment	Net Realized	Unrealized Appreciation	in Unrealized Gains	in Net Assets
	Dividend	Capital Gains	Income	Mortality and	Maintenance	Expenses	Income (Loss)	Gain (Loss) on	(Depreciation) on	(Losses) on Investments	Resulting from Operations
	Income (a)	Distributions (b)	(c)=(a+b)	Expense Risk (d)	Charge (e)	(f)=(d+e)	(g)=(c-f)	Investments (h)	Investments (i)	(j)=(h+i)	(k)=(g+j)
Dynamic Bond Adv Portfolio	58,782	220,196	278,978	29,725	185	29,910	249,068	(62,374)	(370,055)	(432,429)	(183,361)
Income Advisor Portfolio	1,176,252	2,733	1,178,985	432,139	1,636	433,775	745,210	(312,589)	(3,747,043)	(4,059,632)	(3,314,422)
Goldman Sachs Variable Insurance Trust
Small Cap Equity Insights Fund	3,642	12,212	15,854	21,166	24	21,190	(5,336)	(175,598)	(170,417)	(346,015)	(351,351)
Large Cap Value Fund	7,601	54,056	61,657	9,760	—	9,760	51,897	(39,496)	(77,037)	(116,533)	(64,636)
Mid Cap Value Fund	22,851	491,405	514,256	45,578	—	45,578	468,678	59,581	(971,667)	(912,086)	(443,408)
Neuberger Berman Advisors Management Trust
Mid-Cap Growth Portfolio	—	131,842	131,842	9,385	—	9,385	122,457	(128,703)	(291,497)	(420,200)	(297,743)
AMT Mid Cap Intrinsic Value Portfolio	1,814	44,414	46,228	6,403	—	6,403	39,825	(7,077)	(90,708)	(97,785)	(57,960)
BNY Mellon Variable Investment Fund
Appreciation Portfolio	1,317	91,353	92,670	7,984	—	7,984	84,686	(25,805)	(153,899)	(179,704)	(95,018)
Sustainable U.S. Equity Portfolio	45	1,091	1,136	306	—	306	830	51	(5,373)	(5,322)	(4,492)
Morgan Stanley Variable Institutional Funds
Emerging Markets Debt Portfolio	2,165	—	2,165	711	—	711	1,454	(5,169)	(3,340)	(8,509)	(7,055)
Emerging Markets Equity Portfolio	472	13,495	13,967	3,076	—	3,076	10,891	(12,113)	(45,151)	(57,264)	(46,373)
Discovery Portfolio	—	25,200	25,200	1,331	—	1,331	23,869	(9,984)	(78,023)	(88,007)	(64,138)
U.S. Real Estate Portfolio	588	13,398	13,986	1,643	—	1,643	12,343	(4,645)	(28,695)	(33,340)	(20,997)
Northern Lights Variable Trust
Power Dividend Index Fund	10,651	—	10,651	9,681	47	9,728	923	8,514	(103,387)	(94,873)	(93,950)
AB Variable Products Series
Dynamic Asset Allocation Portfolio	69,341	880,196	949,537	36,583	93	36,676	912,861	(74,412)	(1,495,420)	(1,569,832)	(656,971)
Small Cap Growth Portfolio	—	7,436	7,436	225	3	228	7,208	(405)	(15,862)	(16,267)	(9,059)
Small Mid Cap Value Portfolio	49,958	899,538	949,496	80,927	317	81,244	868,252	234,909	(2,271,224)	(2,036,315)	(1,168,063)
BlackRock Variable Series Fund, Inc.
Basic Value Fund	47,505	402,686	450,191	49,453	231	49,684	400,507	(12,783)	(631,989)	(644,772)	(244,265)
Capital Appreciation Fund	—	36,673	36,673	9,991	47	10,038	26,635	(166,593)	(331,178)	(497,771)	(471,136)
Equity Dividend Fund	404,814	3,195,358	3,600,172	369,295	1,436	370,731	3,229,441	(271,744)	(4,515,318)	(4,787,062)	(1,557,621)
Global Allocation Fund	—	212,500	212,500	180,973	969	181,942	30,558	(268,778)	(2,594,495)	(2,863,273)	(2,832,715)
Advantage Large Cap Core Fund	3,053	7,292	10,345	6,588	61	6,649	3,696	(48,330)	(77,614)	(125,944)	(122,248)
Large Cap Focus Growth Fund	—	599,295	599,295	140,473	635	141,108	458,187	(169,393)	(6,268,167)	(6,437,560)	(5,979,373)
60/40 Target Allocation ETF Fund	148,247	2,687	150,934	104,257	249	104,506	46,428	43,302	(1,538,295)	(1,494,993)	(1,448,565)
Total Return Portfolio	29,516	284	29,800	19,539	—	19,539	10,261	(16,625)	(267,587)	(284,212)	(273,951)
S&P 500 Portfolio	20,408	76,053	96,461	20,852	—	20,852	75,609	30,840	(487,759)	(456,919)	(381,310)
Columbia Variable Portfolio
Contrarian Core 2 Portfolio	—	—	—	91,808	338	92,146	(92,146)	578,843	(2,106,268)	(1,527,425)	(1,619,571)
Dividend Opportunity Portfolio	—	—	—	98,966	357	99,323	(99,323)	568,725	(568,980)	(255)	(99,578)
Emerging Markets Bond Portfolio	187,072	—	187,072	59,775	551	60,326	126,746	(207,362)	(903,765)	(1,111,127)	(984,381)
High Yield Portfolio	238,414	33,754	272,168	64,351	431	64,782	207,386	(108,911)	(775,211)	(884,122)	(676,736)
Select Large-Cap Value Portfolio	—	—	—	75,927	336	76,263	(76,263)	91,117	(261,531)	(170,414)	(246,677)
Seligman Global Tech Portfolio	—	2,664,687	2,664,687	130,884	522	131,406	2,533,281	(130,456)	(6,684,203)	(6,814,659)	(4,281,378)
US Government Mortgage Portfolio	17,480	—	17,480	18,185	85	18,270	(790)	(182,067)	(80,988)	(263,055)	(263,845)
Strategic Income Portfolio	55,871	85,853	141,724	22,748	92	22,840	118,884	(215,531)	(162,336)	(377,867)	(258,983)
Emerging Markets Portfolio	—	80,214	80,214	3,305	8	3,313	76,901	(18,967)	(162,341)	(181,308)	(104,407)

Midland National Life Insurance Company
Separate Account C
Statements of Operations
Year Ended December 31, 2022

				Administrative					Change in Net	Realized and Change	Net Increase (Decrease)
			Investment	Expense and	Contract		Net Investment	Net Realized	Unrealized Appreciation	in Unrealized Gains	in Net Assets
	Dividend	Capital Gains	Income	Mortality and	Maintenance	Expenses	Income (Loss)	Gain (Loss) on	(Depreciation) on	(Losses) on Investments	Resulting from Operations
	Income (a)	Distributions (b)	(c)=(a+b)	Expense Risk (d)	Charge (e)	(f)=(d+e)	(g)=(c-f)	Investments (h)	Investments (i)	(j)=(h+i)	(k)=(g+j)
DWS Variable Insurance Portfolios
Equity 500 Index Portfolio	363,428	2,493,090	2,856,518	550,025	1,930	551,955	2,304,563	1,765,697	(13,901,457)	(12,135,760)	(9,831,197)
Small Cap Index Portfolio	49,710	1,372,403	1,422,113	102,123	384	102,507	1,319,606	(387,459)	(2,942,938)	(3,330,397)	(2,010,791)
Alternative Asset Allocation Portfolio	85,982	1,252	87,234	16,294	66	16,360	70,874	7,875	(199,691)	(191,816)	(120,942)
Global Small Cap Portfolio	606	44,288	44,894	3,052	21	3,073	41,821	(4,243)	(112,392)	(116,635)	(74,814)
Small Mid Cap Value Portfolio	20,979	66,357	87,336	57,028	365	57,393	29,943	(88,986)	(844,550)	(933,536)	(903,593)
CROCI US Portfolio	2,369	2,407	4,776	2,091	14	2,105	2,671	(48)	(33,702)	(33,750)	(31,079)
High Income Portfolio	9,044	—	9,044	3,417	23	3,440	5,604	(21,716)	(8,364)	(30,080)	(24,476)
Eaton Vance Variable Trust
Floating Rate Income Portfolio	970,747	—	970,747	276,829	1,882	278,711	692,036	(645,664)	(1,054,511)	(1,700,175)	(1,008,139)
Delaware Variable Insurance Portfolios
Total Return Portfolio	3,729	16,285	20,014	2,109	19	2,128	17,886	(5,827)	(34,233)	(40,060)	(22,174)
International Portfolio	15,790	87,317	103,107	13,708	6	13,714	89,393	(80,992)	(245,624)	(326,616)	(237,223)
Opportunity Portfolio	21,147	714,355	735,502	113,975	837	114,812	620,690	195,650	(2,394,578)	(2,198,928)	(1,578,238)
Franklin Templeton Variable Insurance Products Trust
Mutual Shares Fund	90,747	548,029	638,776	66,752	389	67,141	571,635	(180,343)	(891,531)	(1,071,874)	(500,239)
Income Fund	1,262,778	512,568	1,775,346	327,547	1,498	329,045	1,446,301	(322,760)	(2,969,267)	(3,292,027)	(1,845,726)
Global Bond Fund	—	—	—	342,325	2,273	344,598	(344,598)	(1,422,616)	(43,162)	(1,465,778)	(1,810,376)
Foreign Fund	1,073,221	—	1,073,221	452,267	3,112	455,379	617,842	(493,326)	(3,469,679)	(3,963,005)	(3,345,163)
Developing Markets Fund	66,438	191,978	258,416	33,164	282	33,446	224,970	21,786	(942,214)	(920,428)	(695,458)
Mutual Global Discovery Fund	70,164	419,579	489,743	68,289	233	68,522	421,221	(123,182)	(651,215)	(774,397)	(353,176)
Rising Dividends Fund	207,563	3,311,742	3,519,305	335,613	1,215	336,828	3,182,477	171,625	(6,781,777)	(6,610,152)	(3,427,675)
DynaTech 2 Fund	—	1,039,477	1,039,477	24,563	343	24,906	1,014,571	(1,219,279)	(718,850)	(1,938,129)	(923,558)
Multi-Asset Dynamic Multi-Strategy Portfolio	—	8,106	8,106	3,084	4	3,088	5,018	(27,265)	(33,742)	(61,007)	(55,989)
Delaware Ivy Variable Insurance Portfolios
Asset Strategy Portfolio	41,860	222,355	264,215	37,363	342	37,705	226,510	26,341	(791,309)	(764,968)	(538,458)
Balanced Portfolio	73,904	2,489,445	2,563,349	85,116	681	85,797	2,477,552	(201,525)	(3,602,708)	(3,804,233)	(1,326,681)
Global Value Equity Portfolio	35,516	223,007	258,523	12,286	95	12,381	246,142	(58,253)	(324,927)	(383,180)	(137,038)
Energy Portfolio	50,724	—	50,724	23,989	126	24,115	26,609	394,582	363,593	758,175	784,784
Global Bond Portfolio	26,159	—	26,159	2,195	16	2,211	23,948	(59,346)	3,601	(55,745)	(31,797)
Natural Resources Portfolio	13,159	—	13,159	9,955	27	9,982	3,177	83,348	35,107	118,455	121,632
Growth Portfolio	—	808,884	808,884	42,600	193	42,793	766,091	31,158	(2,035,438)	(2,004,280)	(1,238,189)
High Income Portfolio	682,248	—	682,248	133,398	985	134,383	547,865	(228,347)	(1,750,748)	(1,979,095)	(1,431,230)
International Core Equity Portfolio	153,798	529,608	683,406	82,271	502	82,773	600,633	(218,903)	(1,622,400)	(1,841,303)	(1,240,670)
Global Growth Portfolio	6,161	117,646	123,807	9,691	24	9,715	114,092	219	(294,103)	(293,884)	(179,792)
Mid Cap Growth Portfolio	—	2,314,650	2,314,650	134,534	444	134,978	2,179,672	(158,315)	(6,630,940)	(6,789,255)	(4,609,583)
Science and Technology Portfolio	—	1,736,979	1,736,979	174,211	827	175,038	1,561,941	(543,330)	(6,971,831)	(7,515,161)	(5,953,220)
Small Cap Growth Portfolio	—	1,019,697	1,019,697	58,334	360	58,694	961,003	(58,287)	(2,512,002)	(2,570,289)	(1,609,286)
SMID Cap Core Portfolio	—	2,244,580	2,244,580	135,028	674	135,702	2,108,878	(578,317)	(3,525,722)	(4,104,039)	(1,995,161)
Lazard Retirement Series, Inc.
International Equity Portfolio	38,137	117,225	155,362	12,958	36	12,994	142,368	(44,206)	(272,131)	(316,337)	(173,969)
Global Dynamic Multi Asset Portfolio	1,007	68,112	69,119	15,205	82	15,287	53,832	(10,747)	(314,324)	(325,071)	(271,239)

Midland National Life Insurance Company
Separate Account C
Statements of Operations
Year Ended December 31, 2022

				Administrative					Change in Net	Realized and Change	Net Increase (Decrease)
			Investment	Expense and	Contract		Net Investment	Net Realized	Unrealized Appreciation	in Unrealized Gains	in Net Assets
	Dividend	Capital Gains	Income	Mortality and	Maintenance	Expenses	Income (Loss)	Gain (Loss) on	(Depreciation) on	(Losses) on Investments	Resulting from Operations
	Income (a)	Distributions (b)	(c)=(a+b)	Expense Risk (d)	Charge (e)	(f)=(d+e)	(g)=(c-f)	Investments (h)	Investments (i)	(j)=(h+i)	(k)=(g+j)
Legg Mason Partners Variable Equity Trust
Western Asset Variable Global High Yield Bond Portfolio	118,058	—	118,058	23,579	207	23,786	94,272	(73,133)	(341,520)	(414,653)	(320,381)
ClearBridge Variable Mid Cap Portfolio	13,606	874,561	888,167	179,845	888	180,733	707,434	288,776	(5,460,681)	(5,171,905)	(4,464,471)
ClearBridge Variable Dividend Strategy Portfolio	478,614	3,333,814	3,812,428	527,541	1,670	529,211	3,283,217	707,386	(8,298,300)	(7,590,914)	(4,307,697)
ClearBridge Variable Small Cap Growth Portfolio	—	130,582	130,582	78,362	408	78,770	51,812	(195,609)	(2,138,502)	(2,334,111)	(2,282,299)
ClearBridge Variable Aggressive Growth Portfolio	—	99,599	99,599	10,532	32	10,564	89,035	(36,419)	(327,228)	(363,647)	(274,612)
Western Asset Variable Core Bond Plus Portfolio	1,323,878	—	1,323,878	982,203	5,475	987,678	336,200	(2,029,414)	(14,566,575)	(16,595,989)	(16,259,789)
ClearBridge Variable Large Cap Growth Portfolio	—	1,566,758	1,566,758	285,348	1,533	286,881	1,279,877	292,425	(11,065,133)	(10,772,708)	(9,492,831)
Pioneer Variable Contracts Trust
Fund Portfolio	6,310	257,208	263,518	17,805	89	17,894	245,624	(17,640)	(535,967)	(553,607)	(307,983)
Bond Portfolio	1,082,096	1,057,704	2,139,800	641,895	3,876	645,771	1,494,029	(923,430)	(9,288,305)	(10,211,735)	(8,717,706)
Strategic Income Portfolio	373,034	472,566	845,600	168,271	1,023	169,294	676,306	(375,341)	(2,310,810)	(2,686,151)	(2,009,845)
Equity Income Portfolio	192,672	1,450,201	1,642,873	163,941	756	164,697	1,478,176	(73,317)	(2,741,094)	(2,814,411)	(1,336,235)
High Yield Portfolio	38,440	—	38,440	10,598	79	10,677	27,763	(29,796)	(115,029)	(144,825)	(117,062)
Prudential Series Funds
PGIM Jennison Focused Blend Portfolio	—	—	—	5,893	65	5,958	(5,958)	6,620	(148,480)	(141,860)	(147,818)
Natural Resources Portfolio	—	—	—	8,595	22	8,617	(8,617)	181,050	(48,330)	132,720	124,103
Mid-Cap Growth Portfolio	—	—	—	1,902	10	1,912	(1,912)	14,665	(73,490)	(58,825)	(60,737)
Royce Capital Fund
Micro-Cap Portfolio	—	99,509	99,509	3,867	20	3,887	95,622	4,445	(186,545)	(182,100)	(86,478)
Small Cap Portfolio	5,448	126,656	132,104	94,304	660	94,964	37,140	(17,531)	(926,258)	(943,789)	(906,649)
Alps Fund
Alerian Energy Infrastructure Portfolio	233,268	—	233,268	60,574	199	60,773	172,495	364,499	(154,542)	209,957	382,452
Red Rocks Global Opportunity Portfolio	205,357	151,941	357,298	22,484	80	22,564	334,734	(320)	(1,008,445)	(1,008,765)	(674,031)
American Funds IS
Asset Allocation Fund	1,706,580	10,892,829	12,599,409	1,325,289	2,911	1,328,200	11,271,209	210,835	(29,015,119)	(28,804,284)	(17,533,075)
Washington Mutual Investors Fund	827,481	10,669,937	11,497,418	596,288	1,663	597,951	10,899,467	(519,729)	(15,418,245)	(15,937,974)	(5,038,507)
Ultra-Short Bond Fund	105,549	—	105,549	324,139	1,280	325,419	(219,870)	(87,193)	233,661	146,468	(73,402)
Capital Income Builder Fund	486,555	—	486,555	244,381	750	245,131	241,424	230,822	(2,267,109)	(2,036,287)	(1,794,863)
Global Growth Fund	107,335	2,773,883	2,881,218	310,496	995	311,491	2,569,727	212,029	(10,781,499)	(10,569,470)	(7,999,743)
Capital World Growth and Income Fund	385,925	3,932,315	4,318,240	225,969	452	226,421	4,091,819	(563,686)	(7,256,747)	(7,820,433)	(3,728,614)
Global Small Capitalization Fund	—	2,107,029	2,107,029	80,892	224	81,116	2,025,913	(360,455)	(4,181,905)	(4,542,360)	(2,516,447)
Growth Fund	57,423	7,893,468	7,950,891	697,693	1,929	699,622	7,251,269	517,790	(28,775,895)	(28,258,105)	(21,006,836)
Growth-Income Fund	638,206	5,925,774	6,563,980	761,174	2,445	763,619	5,800,361	371,798	(18,302,620)	(17,930,822)	(12,130,461)
International Fund	154,402	1,376,276	1,530,678	128,906	261	129,167	1,401,511	(256,825)	(3,787,700)	(4,044,525)	(2,643,014)
International Growth and Income Fund	220,351	3,708,770	3,929,121	103,385	416	103,801	3,825,320	(933,984)	(4,463,053)	(5,397,037)	(1,571,717)
New World Fund	376,321	3,098,623	3,474,944	429,464	2,288	431,752	3,043,192	383,950	(13,035,824)	(12,651,874)	(9,608,682)
U.S. Government Securities Fund	801,358	—	801,358	314,139	1,014	315,153	486,205	(3,876,837)	(16,215)	(3,893,052)	(3,406,847)
Invesco Oppenheimer
International Growth Fund	—	3,694,179	3,694,179	253,182	1,292	254,474	3,439,705	(458,029)	(9,854,510)	(10,312,539)	(6,872,834)
T. Rowe Price
Blue Chip Growth Portfolio	—	2,628,871	2,628,871	690,765	3,385	694,150	1,934,721	570,431	(31,495,307)	(30,924,876)	(28,990,155)
Health Sciences Portfolio	—	488,859	488,859	360,249	1,632	361,881	126,978	636,974	(5,218,759)	(4,581,785)	(4,454,807)
John Hancock Variable Insurance Trust
Financial Industries Portfolio	63,004	511,283	574,287	38,969	208	39,177	535,110	(46,117)	(1,011,144)	(1,057,261)	(522,151)
Fundamental All Cap Core Portfolio	21	18,336	18,357	4,375	27	4,402	13,955	(76,084)	(70,813)	(146,897)	(132,942)
Select Bond Portfolio	8,878	2,556	11,434	4,272	19	4,291	7,143	(8,626)	(56,961)	(65,587)	(58,444)
Strategic Income Opportunities Portfolio	20,299	—	20,299	9,312	54	9,366	10,933	(14,937)	(86,737)	(101,674)	(90,741)

Midland National Life Insurance Company
Separate Account C
Statements of Operations
Year Ended December 31, 2022

				Administrative					Change in Net	Realized and Change	Net Increase (Decrease)
			Investment	Expense and	Contract		Net Investment	Net Realized	Unrealized Appreciation	in Unrealized Gains	in Net Assets
	Dividend	Capital Gains	Income	Mortality and	Maintenance	Expenses	Income (Loss)	Gain (Loss) on	(Depreciation) on	(Losses) on Investments	Resulting from Operations
	Income (a)	Distributions (b)	(c)=(a+b)	Expense Risk (d)	Charge (e)	(f)=(d+e)	(g)=(c-f)	Investments (h)	Investments (i)	(j)=(h+i)	(k)=(g+j)
Federated Hermes
High Income Bond Portfolio	79,596	—	79,596	19,742	111	19,853	59,743	(38,400)	(235,068)	(273,468)	(213,725)
Kaufmann Portfolio	—	653,050	653,050	64,908	352	65,260	587,790	(390,936)	(2,148,326)	(2,539,262)	(1,951,472)
Managed Volatility Portfolio	—	86,604	86,604	5,146	38	5,184	81,420	(1,347)	(147,765)	(149,112)	(67,692)
Principal Variable Contracts
Blue Chip Fund	—	586	586	4,882	27	4,909	(4,323)	(80,938)	(68,488)	(149,426)	(153,749)
Equity Income Fund	8,195	48,328	56,523	3,020	22	3,042	53,481	(42,188)	(48,328)	(90,516)	(37,035)
Diversified Balance Fund	12,482	46,948	59,430	5,391	25	5,416	54,014	(11,921)	(111,156)	(123,077)	(69,063)
Diversified Growth Fund	4,666	18,214	22,880	2,728	—	2,728	20,152	(3,139)	(59,954)	(63,093)	(42,941)
Diversified Income Fund	2	3,019	3,021	3,587	—	3,587	(566)	(79,169)	4,903	(74,266)	(74,832)

Midland National Life Insurance Company
Separate Account C
Statements of Changes in Net Assets
Year Ended December 31, 2022

		Net Increase							Net Increase (Decrease)	Total Increase	Net Assets
	Net Assets	(Decrease) in Net					Transfers	Interfund and Net	in Net Assets from	(Decrease) in	End of
	Beginning	Assets Resulting	Net	Transfers of	Transfers of	Transfers of	of Other	Transfers (to) from	Capital Share Transactions	Net Assets	Year
	of Year (a)	from Operations (b)	Premiums (c)	Policy Loans (d)	Surrenders (e)	Death Benefits (f)	Terminations (g)	General Account (h)	(i)=(c+d+e+f+g+h)	(j)=(b+i)	(k)=(a+j)
Fidelity Variable Insurance Products
Government Money Market Portfolio	$11,180,275	$15,953	$17,709	$(5,155)	$(3,331,712)	$(177,140)	$(785,530)	$2,687,395	$(1,594,433)	$(1,578,480)	$9,601,795
High Income Portfolio	5,927,974	(727,887)	61,219	145	(73,023)	(71,332)	(112,514)	(777,669)	(973,174)	(1,701,061)	4,226,913
Equity-Income Portfolio	7,336,927	(482,130)	45,085	(4,277)	(257,378)	(95,319)	(176,376)	255,447	(232,818)	(714,948)	6,621,979
Growth Portfolio	10,655,095	(2,635,854)	1,079	(62)	(210,177)	(147,834)	(189,813)	(214,057)	(760,864)	(3,396,718)	7,258,377
Overseas Portfolio	7,023,296	(1,780,660)	52,261	(5,162)	(247,618)	(148,563)	(138,580)	218,517	(269,145)	(2,049,805)	4,973,491
Mid Cap Portfolio	20,066,480	(3,128,425)	1,297,619	235	(466,782)	(257,103)	(410,658)	(1,384,300)	(1,220,989)	(4,349,414)	15,717,066
Asset Manager Portfolio	1,031,943	(167,942)	19,030	(60)	—	(18,247)	(4,694)	(173)	(4,144)	(172,086)	859,857
Investment Grade Bond Portfolio	4,023,759	(585,365)	408,834	(1,265)	(58,470)	(26,387)	(105,930)	167,995	384,777	(200,588)	3,823,171
Index 500 Portfolio	26,774,969	(5,037,646)	73,316	(6,759)	(984,095)	(165,010)	(529,658)	(474,337)	(2,086,543)	(7,124,189)	19,650,780
Contrafund Portfolio	50,817,963	(13,553,124)	2,744,708	(109)	(1,440,021)	(1,553,343)	(1,141,229)	(1,530,959)	(2,920,953)	(16,474,077)	34,343,886
Asset Manager: Growth Portfolio	969,478	(174,345)	42,397	(470)	(9,029)	(23,663)	(22,627)	1,008	(12,384)	(186,729)	782,749
Balanced Portfolio	3,990,135	(724,655)	23,370	(77)	(47,419)	—	(74,384)	(257,790)	(356,300)	(1,080,955)	2,909,180
Growth & Income Portfolio	1,912,317	(162,177)	8,632	(114)	(59,383)	(18,033)	(46,075)	586,096	471,123	308,946	2,221,263
Growth Opportunities Portfolio	36,217,102	(15,119,034)	7,015,744	—	(746,192)	(941,717)	(715,920)	(80,402)	4,531,513	(10,587,521)	25,629,581
Value Strategies Portfolio	4,164,179	(344,039)	24,519	406	(221,473)	(266,627)	(90,707)	46,795	(507,087)	(851,126)	3,313,053
Strategic Income Portfolio	16,820,518	(2,142,384)	1,359,657	—	(465,219)	(317,313)	(390,894)	(1,345,996)	(1,159,765)	(3,302,149)	13,518,369
Emerging Markets Portfolio	6,271,407	(1,349,569)	341,515	—	(281,073)	(47,677)	(133,050)	45,629	(74,656)	(1,424,225)	4,847,182
Real Estate Portfolio	25,046,160	(7,076,396)	1,876,155	—	(803,216)	(874,102)	(498,603)	(1,369,636)	(1,669,402)	(8,745,798)	16,300,362
Funds Manager 50% Portfolio	8,578,042	(1,266,377)	574,001	—	(725,988)	(478,135)	(282,717)	286,976	(625,863)	(1,892,240)	6,685,802
Funds Manager 70% Portfolio	5,517,097	(935,431)	246,480	—	(99,097)	(161,223)	(70,049)	36,089	(47,800)	(983,231)	4,533,866
Funds Manager 85% Portfolio	1,580,166	(361,300)	589,838	—	(70,979)	—	(105,971)	66,745	479,633	118,333	1,698,499
Government Money Market Portfolio Service Class 2	3,739,334	19,999	14,575,854	—	(923,132)	(125,990)	(748,997)	(5,677,574)	7,100,161	7,120,160	10,859,494
International Capital Appreciation Portfolio	3,047,690	(971,914)	849,236	—	(107,040)	(135,179)	(103,983)	1,165,670	1,668,704	696,790	3,744,480
American Century Variable Portfolios, Inc.
Balanced Fund	4,445,373	(855,655)	1,325,085	—	(63,528)	(202,102)	(168,291)	(110,836)	780,328	(75,327)	4,370,046
Capital Appreciation Fund	2,743,993	(771,419)	5,999	297	(96,270)	(52,826)	(52,411)	(222,996)	(418,207)	(1,189,626)	1,554,367
International Fund	3,687,149	(939,494)	12,660	637	(181,503)	(34,047)	(82,822)	50,467	(234,608)	(1,174,102)	2,513,047
Value Fund	83,459,581	(943,914)	7,761,986	(3,457)	(2,869,047)	(4,127,740)	(1,821,035)	(2,954,198)	(4,013,491)	(4,957,405)	78,502,176
Disciplined Core Value Fund	6,796,119	(1,016,301)	674,540	—	(243,890)	(256,432)	(149,938)	(222,284)	(198,004)	(1,214,305)	5,581,814
Inflation Protection Fund	10,982,251	(1,719,008)	1,345,701	(2,751)	(1,217,288)	(127,369)	(482,196)	(190,121)	(674,024)	(2,393,032)	8,589,219
Large Company Value Fund	581,814	(33,154)	17,007	—	(20,000)	(2,683)	(39,187)	946,185	901,322	868,168	1,449,982
Mid Cap Value Fund	40,422,702	(1,085,997)	4,119,002	—	(1,349,915)	(1,444,806)	(949,435)	(1,050,655)	(675,809)	(1,761,806)	38,660,896
Ultra Fund	8,190,316	(2,726,294)	943,283	—	(269,305)	(359,464)	(231,614)	251,365	334,265	(2,392,029)	5,798,287
MFS Variable Insurance Trust
Research Series	522,728	(98,271)	50,092	—	(6,745)	(27,833)	(20,471)	(74,044)	(79,001)	(177,272)	345,456
Growth Series	2,249,571	(697,435)	3,256	—	(44,555)	(43,792)	(31,660)	(171,922)	(288,673)	(986,108)	1,263,463
Investors Trust Series	629,438	(100,394)	452	—	(8,862)	(34,826)	(16,765)	(44,305)	(104,306)	(204,700)	424,738
New Discovery Series	8,911,462	(2,859,748)	682,434	—	(348,123)	(246,119)	(257,494)	586,389	417,087	(2,442,661)	6,468,801
Corporate Bond Portfolio	6,786,809	(1,161,748)	254,259	—	(281,957)	(105,708)	(249,613)	(600,439)	(983,458)	(2,145,206)	4,641,603
Emerging Markets Equity Portfolio	4,978,993	(1,088,946)	622,659	—	(56,439)	(146,018)	(53,244)	76,852	443,810	(645,136)	4,333,857
Technology Portfolio	10,190,011	(3,603,704)	768,188	—	(159,116)	(370,589)	(181,138)	(667,492)	(610,147)	(4,213,851)	5,976,160
Global Tactical Allocation Portfolio	1,431,242	(132,074)	22,508	—	(55,708)	(30,522)	(38,949)	(76,299)	(178,970)	(311,044)	1,120,198
International Intrinsic Value Portfolio	18,677,437	(4,555,425)	669,857	—	(745,551)	(672,487)	(298,001)	(180,387)	(1,226,569)	(5,781,994)	12,895,443
Utilities Series Portfolio	11,760,574	(57,716)	2,082,377	—	(500,149)	(246,277)	(392,573)	3,013,880	3,957,258	3,899,542	15,660,116
Blended Research Core Equity Portfolio	2,979,636	(640,287)	171,083	—	(40,511)	(24,608)	(41,313)	1,055,958	1,120,609	480,322	3,459,958
Global Real Estate Portfolio	570,615	(277,408)	432,667	—	(41,424)	(7,004)	(114,911)	310,869	580,197	302,789	873,404
The accompanying notes are an integral part of these financial statements

Midland National Life Insurance Company
Separate Account C
Statements of Changes in Net Assets
Year Ended December 31, 2022

		Net Increase							Net Increase (Decrease)	Total Increase	Net Assets
	Net Assets	(Decrease) in Net					Transfers	Interfund and Net	in Net Assets from	(Decrease) in	End of
	Beginning	Assets Resulting	Net	Transfers of	Transfers of	Transfers of	of Other	Transfers (to) from	Capital Share Transactions	Net Assets	Year
	of Year (a)	from Operations (b)	Premiums (c)	Policy Loans (d)	Surrenders (e)	Death Benefits (f)	Terminations (g)	General Account (h)	(i)=(c+d+e+f+g+h)	(j)=(b+i)	(k)=(a+j)
Lord Abbett Series Fund, Inc.
Growth & Income Portfolio	2,048,656	(235,549)	9,533	—	(62,528)	(126,067)	(36,010)	(9,500)	(224,572)	(460,121)	1,588,535
Mid-Cap Stock Portfolio	2,037,574	(237,634)	1,549	195	(111,168)	41,043	(54,738)	(270,747)	(393,866)	(631,500)	1,406,074
Bond-Debenture Portfolio	31,636,001	(4,532,167)	3,600,622	—	(936,018)	(718,118)	(970,194)	(1,721,504)	(745,212)	(5,277,379)	26,358,622
Fundamental Equity Portfolio	2,490,443	(339,974)	223,889	—	(94,323)	(14,289)	(84,671)	(153,172)	(122,566)	(462,540)	2,027,903
Developing Growth Portfolio	7,369,944	(2,650,435)	50,128	—	(115,153)	(371,659)	(86,908)	(261,522)	(785,114)	(3,435,549)	3,934,395
Short Duration Income Portfolio	22,270,009	(1,277,317)	2,785,374	—	(1,858,950)	(2,107,699)	(615,188)	(1,239,821)	(3,036,284)	(4,313,601)	17,956,408
Alger Fund
LargeCap Growth Portfolio	6,353,515	(2,455,248)	15,068	(2,544)	(338,147)	(53,419)	(116,653)	201,437	(294,258)	(2,749,506)	3,604,009
MidCap Growth Portfolio	5,462,834	(2,013,074)	10,663	(3,348)	(202,695)	(39,301)	(98,774)	213,172	(120,283)	(2,133,357)	3,329,477
Capital Appreciation Portfolio	4,377,840	(1,531,183)	12,539	—	(159,454)	(49,959)	(61,584)	(493,116)	(751,574)	(2,282,757)	2,095,083
SmallCap Growth Portfolio	906,085	(349,448)	5,756	—	(18,196)	(6,616)	(8,716)	1,633	(26,139)	(375,587)	530,498
Capital Appreciation Portfolio Class S	53,315,224	(19,737,110)	2,144,572	—	(1,722,109)	(1,749,077)	(1,000,104)	640,383	(1,686,335)	(21,423,445)	31,891,779
Calvert Variable Series, Inc.
Mid Cap Growth Portfolio	3,630,609	(751,623)	164,311	—	(33,382)	(217,643)	(50,454)	(240,651)	(377,819)	(1,129,442)	2,501,167
S&P 500 Index Portfolio	2,415,998	(388,664)	4,591	—	(17,289)	(88,077)	(44,862)	(660,156)	(805,793)	(1,194,457)	1,221,541
SRI Balanced Portfolio	5,971,931	(1,015,323)	919,047	—	(235,312)	(64,001)	(213,188)	236,211	642,757	(372,566)	5,599,365
Invesco Variable Insurance Funds
Technology Fund	1,368,074	(515,466)	2,906	(2,096)	(35,978)	(36,655)	(38,156)	(152,411)	(262,390)	(777,856)	590,218
Diversified Dividend Fund	998,265	(40,361)	586,642	534	(213,862)	(18,896)	(29,192)	1,990,148	2,315,374	2,275,013	3,273,278
Health Care Fund	1,219,513	(172,329)	4,320	—	(30,848)	(19,709)	(26,489)	24,667	(48,059)	(220,388)	999,125
Global Real Estate Fund	132,519	(34,192)	3,008	—	—	—	(6,963)	(9,680)	(13,635)	(47,827)	84,692
International Equity Fund	197,995	(41,424)	4	—	—	(126)	(10,335)	33,661	23,204	(18,220)	179,775
Main Street Mid Cap Fund	256,318	(42,127)	7,762	—	(1,844)	(1,465)	(8,721)	(7,937)	(12,205)	(54,332)	201,986
Core Bond Fund	4,303,595	(475,314)	632,746	—	(270,467)	(2,037)	(38,282)	(4,150,241)	(3,828,281)	(4,303,595)	—
Discovery Mid Cap Growth Fund	7,275,896	(2,319,548)	859,396	—	(118,606)	(180,672)	(147,503)	(406,556)	6,059	(2,313,489)	4,962,407
Global Fund	7,192,700	(2,521,924)	1,294,634	—	(218,468)	(272,617)	(172,212)	459,877	1,091,214	(1,430,710)	5,761,990
Main Street Fund	10,955,312	(2,330,757)	947,544	—	(68,780)	(133,797)	(215,691)	(636,181)	(106,905)	(2,437,662)	8,517,650
Main Street Small Cap Fund	7,917,219	(1,439,495)	1,150,496	—	(186,889)	(154,078)	(164,331)	(59,567)	585,631	(853,864)	7,063,355
Balanced-Risk Allocation Fund	229,058	(58,691)	235,438	—	(34,128)	—	(19,854)	79,594	261,050	202,359	431,417
Core Plus Bond Fund	328,678	(288,577)	191,482	—	(42,181)	(19,162)	(68,764)	4,238,029	4,299,404	4,010,827	4,339,505
Equity and Income Fund	3,629,645	(401,143)	656,082	297	(345,147)	(64,353)	(127,670)	1,925,978	2,045,187	1,644,044	5,273,689
Small Cap Equity Fund	1,484,271	(401,016)	920,488	—	(75,902)	(1,434)	(70,880)	357,449	1,129,721	728,705	2,212,976
Equally Weighted S&P 500 Fund	1,497,330	(402,780)	2,465,150	—	(188,216)	(114,266)	(24,262)	691,477	2,829,883	2,427,103	3,924,433
Growth and Income Portfolio	561,551	(45,664)	76	—	(957)	(28)	(16,617)	(43,403)	(60,929)	(106,593)	454,958
American Value Fund	118,886	(7,266)	3,487	—	—	(7,865)	(16,330)	21,657	949	(6,317)	112,569
J.P. Morgan Series Trust II
Core Bond Portfolio	1,784,669	(240,221)	8,442	(1,781)	(48,237)	(19,985)	(49,686)	(65,920)	(177,167)	(417,388)	1,367,281
Small Cap Core Portfolio	2,934,365	(562,889)	2,456	(3,434)	(114,767)	(43,974)	(82,787)	(182,103)	(424,609)	(987,498)	1,946,867

Midland National Life Insurance Company
Separate Account C
Statements of Changes in Net Assets
Year Ended December 31, 2022

		Net Increase							Net Increase (Decrease)	Total Increase	Net Assets
	Net Assets	(Decrease) in Net					Transfers	Interfund and Net	in Net Assets from	(Decrease) in	End of
	Beginning	Assets Resulting	Net	Transfers of	Transfers of	Transfers of	of Other	Transfers (to) from	Capital Share Transactions	Net Assets	Year
	of Year (a)	from Operations (b)	Premiums (c)	Policy Loans (d)	Surrenders (e)	Death Benefits (f)	Terminations (g)	General Account (h)	(i)=(c+d+e+f+g+h)	(j)=(b+i)	(k)=(a+j)
Rydex Variable Trust
Nova Fund	1,293,247	(329,021)	975	—	(8,874)	(51,578)	(36,154)	(307,882)	(403,513)	(732,534)	560,713
NASDAQ-100 Fund	2,230,090	(574,781)	2,139	534	(5,994)	(44,829)	(30,639)	(817,819)	(896,608)	(1,471,389)	758,701
U.S. Government Money Market Fund	127,182	(1,433)	750	—	(226,916)	—	(43,596)	399,628	129,866	128,433	255,615
Inverse S&P 500 Strategy Fund	825,814	99,287	2,394	—	(4,724)	(1,385)	(323)	(824,274)	(828,312)	(729,025)	96,789
Inverse NASDAQ-100 Strategy Fund	18,377	21,099	2,431	—	(4,590)	—	(929)	7,759	4,671	25,770	44,147
Inverse Government Long Bond Strategy Fund	5,186	4,004	2,425	—	(138)	—	(98)	791	2,980	6,984	12,170
Government Long Bond 1.2x Strategy	154,236	(63,691)	—	—	—	—	(950)	334	(616)	(64,307)	89,929
NASDAQ-100 2x Strategy Fund	—	—	—	—	—	—	—	—	—	—	—
Inverse Dow 2x Strategy Fund	—	—	—	—	—	—	—	—	—	—	—
Rydex Variable Insurance Funds
Biotechnology Fund	4,793,871	(724,581)	79,828	—	(278,664)	(159,302)	(99,042)	(381,134)	(838,314)	(1,562,895)	3,230,976
S&P 500 Pure Growth Fund	5,017,447	(1,681,716)	678,559	—	(321,991)	(75,590)	(165,811)	1,697,050	1,812,217	130,501	5,147,948
S&P MidCap 400 Pure Growth Fund	1,675,612	(391,191)	58,542	—	(41,582)	(54,162)	(24,562)	(5,627)	(67,391)	(458,582)	1,217,030
Guggenheim Variable Insurance Funds
Long Short Equity Fund	981,206	(142,704)	5,199	—	(48,740)	(17,311)	(24,597)	(48,262)	(133,711)	(276,415)	704,791
Multi-Hedge Strategies Fund	1,560,693	(72,345)	14,472	—	(85,658)	(140,830)	(37,664)	155,855	(93,825)	(166,170)	1,394,523
Global Managed Futures Strategy Fund	276,221	(47,204)	552,205	—	(51,989)	(6,456)	(26,080)	605,947	1,073,627	1,026,423	1,302,644
Small Cap Value Fund	4,701,156	(229,635)	859,036	—	(239,144)	(179,408)	(163,788)	231,149	507,845	278,210	4,979,366
ProFunds VP
Profund Access VP High Yield Fund	36,416	(5,449)	1	—	—	—	(2,612)	2,136	(475)	(5,924)	30,492
Asia 30	81,968	(20,628)	194	—	(1,816)	(433)	(1,987)	(3,894)	(7,936)	(28,564)	53,404
Banks	73,496	(7,520)	290	—	(15,284)	—	(1,323)	(25,317)	(41,634)	(49,154)	24,342
Basic Materials	45,430	(5,252)	98	—	(1,016)	—	(2,188)	(259)	(3,365)	(8,617)	36,813
Bear	6,363	913	1	—	—	—	(27)	308	282	1,195	7,558
Biotechnology	286,221	(30,635)	247	—	(3,378)	—	(7,671)	(19,019)	(29,821)	(60,456)	225,765
Bull	681,633	(136,811)	369	—	(4,998)	(1,851)	(41,580)	(121,201)	(169,261)	(306,072)	375,561
Consumer Goods	183,489	(46,100)	439	—	(19,402)	(242)	(4,785)	15,481	(8,509)	(54,609)	128,880
Consumer Services	143,440	(45,057)	160	—	—	(1,123)	(3,809)	(19,769)	(24,541)	(69,598)	73,842
Dow 30	84,542	(15,457)	—	—	—	—	(14,702)	86,403	71,701	56,244	140,786
Emerging Markets	43,271	(7,592)	1,720	—	(242)	(598)	(3,697)	(1,380)	(4,197)	(11,789)	31,482
Europe 30	41,130	(4,399)	6,249	—	—	—	(2,733)	(5,659)	(2,143)	(6,542)	34,588
Falling U.S. Dollar	24,053	(2,620)	—	—	—	—	(119)	1	(118)	(2,738)	21,315
Financials	32,504	(5,583)	48	—	(4,876)	—	(3,678)	(144)	(8,650)	(14,233)	18,271
Health Care	186,097	(16,929)	389	—	(9,945)	(11,886)	(26,852)	173,492	125,198	108,269	294,366
Industrials	107,192	(18,842)	—	—	(1,008)	(1,065)	(3,133)	(16,734)	(21,940)	(40,782)	66,410
International	43,566	(7,890)	—	—	(2,018)	(151)	(1,656)	(4)	(3,829)	(11,719)	31,847
Internet	371,127	(175,563)	437	—	(4,113)	(6,433)	(6,495)	10,809	(5,795)	(181,358)	189,769
Japan	46,278	(5,202)	3,585	—	—	—	(741)	(6,883)	(4,039)	(9,241)	37,037
Large-Cap Growth	1,399,490	(358,363)	1,121	—	(34,398)	(6,456)	(28,371)	(351,172)	(419,276)	(777,639)	621,851
Large-Cap Value	432,135	(47,177)	329	—	(4,264)	(6,768)	(38,380)	195,436	146,353	99,176	531,311
Mid-Cap	132,550	(22,346)	1	—	(2,417)	—	(3,945)	(213)	(6,574)	(28,920)	103,630
Mid-Cap Growth	347,684	(76,350)	173	—	(8,757)	—	(7,723)	14,303	(2,004)	(78,354)	269,330
Mid-Cap Value	110,789	(12,355)	996	—	(2,121)	—	(7,748)	16,643	7,770	(4,585)	106,204
Government Money Market	2,299,091	(48,588)	7,634	—	(305,222)	(9,952)	(276,542)	1,440,891	856,809	808,221	3,107,312
Oil & Gas	246,480	107,659	106	—	(14,381)	(6,065)	(17,764)	(86,332)	(124,436)	(16,777)	229,703
NASDAQ-100	565,844	(155,604)	10	—	(31,387)	—	(22,460)	(138,913)	(192,750)	(348,354)	217,490
Pharmaceuticals	68,568	(5,244)	441	—	(3,534)	—	(728)	(3,951)	(7,772)	(13,016)	55,552

Midland National Life Insurance Company
Separate Account C
Statements of Changes in Net Assets
Year Ended December 31, 2022

		Net Increase							Net Increase (Decrease)	Total Increase	Net Assets
	Net Assets	(Decrease) in Net					Transfers	Interfund and Net	in Net Assets from	(Decrease) in	End of
	Beginning	Assets Resulting	Net	Transfers of	Transfers of	Transfers of	of Other	Transfers (to) from	Capital Share Transactions	Net Assets	Year
	of Year (a)	from Operations (b)	Premiums (c)	Policy Loans (d)	Surrenders (e)	Death Benefits (f)	Terminations (g)	General Account (h)	(i)=(c+d+e+f+g+h)	(j)=(b+i)	(k)=(a+j)
Precious Metals	370,892	(64,112)	24	—	(810)	(3,308)	(17,588)	(4,254)	(25,936)	(90,048)	280,844
Real Estate	161,457	(33,328)	7	—	(12,163)	—	(5,336)	(52,846)	(70,338)	(103,666)	57,791
Rising Rates Opportunity	12,488	6,314	1	—	—	—	(1,377)	1	(1,375)	4,939	17,427
Semiconductor	195,084	(74,867)	—	—	—	(1,620)	(7,854)	(2,177)	(11,651)	(86,518)	108,566
Short Dow 30	1,587	54	1	—	—	—	—	(4)	(3)	51	1,638
Short Emerging Markets	—	—	—	—	—	—	—	—	—	—	—
Short International	5,154	497	1	—	—	—	(29)	(3)	(31)	466	5,620
Short Mid-Cap	1,398	96	—	—	—	—	—	—	—	96	1,494
Short NASDAQ-100	—	—	—	—	—	—	—	—	—	—	—
Short Small-Cap	1,865	269	1	—	—	—	(30)	—	(29)	240	2,105
Small-Cap	198,511	(46,772)	10,561	—	(3,894)	—	(8,562)	(8,443)	(10,338)	(57,110)	141,401
Small-Cap Growth	206,794	(46,919)	—	—	—	—	(6,613)	(18,209)	(24,822)	(71,741)	135,053
Small-Cap Value	113,262	(16,441)	197	—	(2,117)	—	(7,853)	100	(9,673)	(26,114)	87,148
Technology	426,262	(144,891)	5,110	—	(15,308)	(1,524)	(20,428)	(30,432)	(62,582)	(207,473)	218,789
Telecommunications	4,192	(904)	—	—	—	—	(833)	—	(833)	(1,737)	2,455
U.S. Government Plus	344,411	(106,786)	1	—	—	(279)	(19,550)	(155,877)	(175,705)	(282,491)	61,920
UltraBull	1,300,929	(470,045)	485	—	(18,552)	(1,374)	(28,436)	(190,114)	(237,991)	(708,036)	592,893
UltraMid-Cap	753,391	(217,338)	462	—	—	—	(20,785)	(210,970)	(231,293)	(448,631)	304,760
UltraNASDAQ-100	1,423,356	(702,224)	2,346	—	—	(1,622)	(38,421)	(381,837)	(419,534)	(1,121,758)	301,598
UltraShort Dow 30	517	(27)	—	—	—	(144)	—	—	(144)	(171)	346
UltraShort NASDAQ-100	475	118	—	—	—	(285)	—	(2)	(287)	(169)	306
UltraSmall-Cap	384,718	(129,745)	484	—	(10,589)	(682)	(11,084)	(146,718)	(168,589)	(298,334)	86,384
Utilities	85,218	(17,341)	3	—	(6,849)	(7,075)	(28,146)	172,100	130,033	112,692	197,910
VanEck Worldwide Insurance Trust
Global Resources Fund	5,998,442	287,626	778,656	(2,972)	(221,763)	(42,236)	(180,169)	1,087,412	1,418,928	1,706,554	7,704,996
Emerging Markets Fund	1,276,537	(335,537)	12,189	1,244	(116,181)	—	(14,646)	(16,185)	(133,579)	(469,116)	807,421
Emerging Markets Bond Fund	400,505	(38,514)	566	—	(11,867)	(14,409)	(9,366)	14,935	(20,141)	(58,655)	341,850
Janus Henderson Series
Global Technology and Innovation Portfolio	14,336,384	(5,322,058)	1,344,436	—	(424,490)	(711,999)	(239,509)	(209,480)	(241,042)	(5,563,100)	8,773,284
Overseas Portfolio	1,196,911	(123,421)	63,479	—	(80,779)	(958)	(19,346)	52,082	14,478	(108,943)	1,087,968
Research Portfolio	283,269	(88,246)	25,070	—	(5,553)	(51,205)	(5,230)	(8,869)	(45,787)	(134,033)	149,236
Enterprise Services Portfolio	39,241,724	(6,799,552)	3,099,426	—	(545,517)	(1,381,147)	(901,835)	(1,051,519)	(780,592)	(7,580,144)	31,661,580
Global Research Portfolio	1,659,012	(359,829)	78,393	—	(8,830)	(80,598)	(19,606)	201,350	170,709	(189,120)	1,469,892
Mid Cap Value Portfolio	4,304,237	(280,805)	831,355	—	(149,425)	(68,008)	(138,915)	(231,694)	243,313	(37,492)	4,266,745
Balanced Portfolio	89,831,295	(16,632,296)	10,461,786	—	(2,571,911)	(1,924,732)	(3,412,006)	1,030,126	3,583,263	(13,049,033)	76,782,262
Flexible Bond Portfolio	11,002,406	(1,535,641)	197,530	—	(265,562)	(627,681)	(258,792)	(1,065,542)	(2,020,047)	(3,555,688)	7,446,718

Midland National Life Insurance Company
Separate Account C
Statements of Changes in Net Assets
Year Ended December 31, 2022

		Net Increase							Net Increase (Decrease)	Total Increase	Net Assets
	Net Assets	(Decrease) in Net					Transfers	Interfund and Net	in Net Assets from	(Decrease) in	End of
	Beginning	Assets Resulting	Net	Transfers of	Transfers of	Transfers of	of Other	Transfers (to) from	Capital Share Transactions	Net Assets	Year
	of Year (a)	from Operations (b)	Premiums (c)	Policy Loans (d)	Surrenders (e)	Death Benefits (f)	Terminations (g)	General Account (h)	(i)=(c+d+e+f+g+h)	(j)=(b+i)	(k)=(a+j)
PIMCO Variable Insurance Trust
Total Return Portfolio	43,643,688	(6,595,223)	1,597,586	(7,083)	(1,350,009)	(2,273,037)	(1,246,285)	(2,862,371)	(6,141,199)	(12,736,422)	30,907,266
Low Duration Portfolio	37,157,037	(2,524,229)	3,398,295	—	(1,612,887)	(2,178,756)	(1,215,041)	(2,987,549)	(4,595,938)	(7,120,167)	30,036,870
High Yield Portfolio	10,193,934	(1,285,289)	1,132,347	(1,138)	(707,002)	(281,302)	(285,020)	(134,316)	(276,431)	(1,561,720)	8,632,214
Real Return Portfolio	28,158,458	(3,820,239)	3,430,930	—	(1,030,885)	(1,729,525)	(845,610)	(632,140)	(807,230)	(4,627,469)	23,530,989
All Asset Portfolio	3,850,527	(512,191)	762,363	—	(37,298)	(727,209)	(132,739)	(237,950)	(372,833)	(885,024)	2,965,503
Global Managed Asset Allocation Portfolio	1,209,638	(229,951)	8,565	—	(26,371)	(16,335)	(18,632)	(36,254)	(89,027)	(318,978)	890,660
Short-Term Portfolio	44,386,005	(708,537)	7,986,758	—	(2,671,777)	(2,937,879)	(2,226,805)	12,833,906	12,984,203	12,275,666	56,661,671
Emerging Markets Bond Portfolio	2,058,796	(361,347)	162,304	—	(88,324)	(47,388)	(54,018)	(14,743)	(42,169)	(403,516)	1,655,280
Global Bond Opportunities Portfolio	104,951	(11,565)	—	—	—	(5,789)	(1,529)	20,380	13,062	1,497	106,448
Commodity Real Return Strategy Portfolio	6,614,547	252,385	1,551,312	—	(588,562)	(387,699)	(278,758)	654,179	950,472	1,202,857	7,817,404
International Bond (USD-Hedged) Portfolio	2,801,341	(321,238)	225,380	—	(64,731)	(28,317)	(61,007)	(45,787)	25,538	(295,700)	2,505,641
Dynamic Bond Adv Portfolio	2,577,240	(183,361)	47,067	—	(55,601)	(59,930)	(45,922)	(184,920)	(299,306)	(482,667)	2,094,573
Income Advisor Portfolio	35,772,908	(3,314,422)	1,895,675	—	(891,827)	(348,426)	(1,821,610)	(72,102)	(1,238,290)	(4,552,712)	31,220,196
Goldman Sachs Variable Insurance Trust
Small Cap Equity Insights Fund	1,906,749	(351,351)	5,724	661	(24,133)	(219)	(53,202)	(215,170)	(286,339)	(637,690)	1,269,059
Large Cap Value Fund	648,703	(64,636)	12,042	—	(43,294)	(50,274)	(19,391)	70,877	(30,040)	(94,676)	554,027
Mid Cap Value Fund	4,110,887	(443,408)	13,395	(6,259)	(192,611)	(56,028)	(91,308)	(223,959)	(556,770)	(1,000,178)	3,110,709
Neuberger Berman Advisors Management Trust
Mid-Cap Growth Portfolio	1,067,354	(297,743)	1,337	—	(8,817)	(49,781)	(32,846)	(143,297)	(233,404)	(531,147)	536,207
AMT Mid Cap Intrinsic Value Portfolio	526,999	(57,960)	3,182	—	(14,971)	—	(24,504)	(127,052)	(163,345)	(221,305)	305,694
BNY Mellon Variable Investment Fund
Appreciation Portfolio	619,698	(95,018)	484	—	(19,881)	—	(22,474)	(174,931)	(216,802)	(311,820)	307,878
Sustainable U.S. Equity Portfolio	18,105	(4,492)	437	—	—	—	—	—	437	(4,055)	14,050
Morgan Stanley Variable Institutional Funds
Emerging Markets Debt Portfolio	32,468	(7,055)	2,749	—	(3,257)	—	(1,370)	(2,302)	(4,180)	(11,235)	21,233
Emerging Markets Equity Portfolio	177,988	(46,373)	143	—	(1,657)	(88)	(7,146)	(7,753)	(16,501)	(62,874)	115,114
Discovery Portfolio	101,040	(64,138)	—	—	—	—	(3,139)	2,338	(801)	(64,939)	36,101
U.S. Real Estate Portfolio	73,352	(20,997)	3,474	—	(746)	(20)	(3,287)	(3,249)	(3,828)	(24,825)	48,527
Northern Lights Variable Trust
Power Dividend Index Fund	834,562	(93,950)	4,000	—	(5,392)	—	(7,474)	(20,924)	(29,790)	(123,740)	710,822
AB Variable Products Series
Dynamic Asset Allocation Portfolio	3,355,731	(656,971)	40,915	—	(22,096)	(165,073)	(124,295)	(3,388)	(273,937)	(930,908)	2,424,823
Small Cap Growth Portfolio	22,574	(9,059)	—	—	—	—	(44)	5,294	5,250	(3,809)	18,765
Small Mid Cap Value Portfolio	6,375,347	(1,168,063)	1,528,249	—	(461,236)	(316,619)	(211,887)	396,673	935,180	(232,883)	6,142,464
BlackRock Variable Series Fund, Inc.
Basic Value Fund	3,425,421	(244,265)	307,466	—	(55,410)	(221,351)	(84,751)	763,330	709,284	465,019	3,890,440
Capital Appreciation Fund	1,294,158	(471,136)	750	—	(9,494)	(422,869)	(6,843)	15,640	(422,816)	(893,952)	400,206
Equity Dividend Fund	28,620,603	(1,557,621)	2,624,201	—	(1,242,745)	(662,865)	(990,613)	248,432	(23,590)	(1,581,211)	27,039,392
Global Allocation Fund	16,846,204	(2,832,715)	602,827	—	(925,237)	(915,745)	(420,062)	(183,717)	(1,841,934)	(4,674,649)	12,171,555
Advantage Large Cap Core Fund	556,640	(122,248)	64,620	—	(67,833)	(3,048)	(35,316)	12,235	(29,342)	(151,590)	405,050
Large Cap Focus Growth Fund	15,478,943	(5,979,373)	1,041,862	—	(557,183)	(213,323)	(324,422)	(920,265)	(973,331)	(6,952,704)	8,526,239
60/40 Target Allocation ETF Fund	8,810,834	(1,448,565)	1,962,359	—	(348,299)	(687,793)	(191,190)	(501,281)	233,796	(1,214,769)	7,596,065
Total Return Portfolio	1,808,464	(273,951)	—	—	(15,773)	—	(43,842)	(17,395)	(77,010)	(350,961)	1,457,503
S&P 500 Portfolio	2,007,678	(381,310)	—	—	(24,101)	—	(48,026)	(18,431)	(90,558)	(471,868)	1,535,810

Midland National Life Insurance Company
Separate Account C
Statements of Changes in Net Assets
Year Ended December 31, 2022

		Net Increase							Net Increase (Decrease)	Total Increase	Net Assets
	Net Assets	(Decrease) in Net					Transfers	Interfund and Net	in Net Assets from	(Decrease) in	End of
	Beginning	Assets Resulting	Net	Transfers of	Transfers of	Transfers of	of Other	Transfers (to) from	Capital Share Transactions	Net Assets	Year
	of Year (a)	from Operations (b)	Premiums (c)	Policy Loans (d)	Surrenders (e)	Death Benefits (f)	Terminations (g)	General Account (h)	(i)=(c+d+e+f+g+h)	(j)=(b+i)	(k)=(a+j)
Columbia Variable Portfolio
Contrarian Core 2 Portfolio	7,709,215	(1,619,571)	1,617,024	—	(240,825)	(134,072)	(210,178)	(84,218)	947,731	(671,840)	7,037,375
Dividend Opportunity Portfolio	6,115,703	(99,578)	2,183,377	—	(300,262)	(207,261)	(339,689)	2,550,712	3,886,877	3,787,299	9,903,002
Emerging Markets Bond Portfolio	5,819,091	(984,381)	62,127	—	(225,876)	(341,460)	(145,834)	35,641	(615,402)	(1,599,783)	4,219,308
High Yield Portfolio	6,309,076	(676,736)	353,081	—	(245,393)	(315,852)	(134,951)	(853,477)	(1,196,592)	(1,873,328)	4,435,748
Select Large-Cap Value Portfolio	4,356,661	(246,677)	1,968,495	—	(63,946)	(143,803)	(272,877)	1,357,072	2,844,941	2,598,264	6,954,925
Seligman Global Tech Portfolio	12,396,518	(4,281,378)	1,622,853	—	(238,485)	(136,708)	(446,676)	122,857	923,841	(3,357,537)	9,038,981
US Government Mortgage Portfolio	2,353,868	(263,845)	276,202	—	(291,350)	—	(18,035)	(1,115,217)	(1,148,400)	(1,412,245)	941,623
Strategic Income Portfolio	1,453,203	(258,983)	275,231	—	(132,641)	(42,423)	(35,036)	53,917	119,048	(139,935)	1,313,268
Emerging Markets Portfolio	312,265	(104,407)	2,786	—	—	—	(869)	37,564	39,481	(64,926)	247,339
DWS Variable Insurance Portfolios
Equity 500 Index Portfolio	49,438,343	(9,831,197)	7,155,472	—	(1,338,879)	(4,094,843)	(916,750)	(1,196,755)	(391,755)	(10,222,952)	39,215,391
Small Cap Index Portfolio	8,842,916	(2,010,791)	1,071,458	—	(358,212)	(467,192)	(222,008)	259,090	283,136	(1,727,655)	7,115,261
Alternative Asset Allocation Portfolio	1,208,102	(120,942)	213,340	—	(15,184)	(102,338)	(32,171)	(12,327)	51,320	(69,622)	1,138,480
Global Small Cap Portfolio	306,984	(74,814)	—	—	(18,700)	(15,949)	(9,578)	10,324	(33,903)	(108,717)	198,267
Small Mid Cap Value Portfolio	5,547,055	(903,593)	90,582	—	(141,131)	(207,236)	(112,527)	(383,936)	(754,248)	(1,657,841)	3,889,214
CROCI US Portfolio	190,740	(31,079)	—	—	—	—	(3,837)	(4,340)	(8,177)	(39,256)	151,484
High Income Portfolio	164,326	(24,476)	84,192	—	(73,371)	—	(450)	183,419	193,790	169,314	333,640
Eaton Vance Variable Trust
Floating Rate Income Portfolio	19,913,170	(1,008,139)	4,504,006	—	(995,998)	(803,201)	(966,942)	(1,546,262)	191,603	(816,536)	19,096,634
Delaware Variable Insurance Portfolios
Total Return Portfolio	199,819	(22,174)	—	—	—	(39,669)	(5,625)	(10,536)	(55,830)	(78,004)	121,815
International Portfolio	1,247,847	(237,223)	5,894	—	(32,556)	(77,903)	(4,530)	91,533	(17,562)	(254,785)	993,062
Opportunity Portfolio	10,880,222	(1,578,238)	265,484	—	(497,343)	(364,745)	(224,411)	(393,358)	(1,214,373)	(2,792,611)	8,087,611
Franklin Templeton Variable Insurance Products Trust
Mutual Shares Fund	6,040,536	(500,239)	59,956	—	(420,868)	(288,009)	(156,591)	(208,630)	(1,014,142)	(1,514,381)	4,526,155
Income Fund	24,827,136	(1,845,726)	4,868,312	—	(785,911)	(964,495)	(1,261,291)	232,478	2,089,093	243,367	25,070,503
Global Bond Fund	29,687,890	(1,810,376)	1,923,640	—	(1,220,507)	(1,576,416)	(851,303)	(1,448,404)	(3,172,990)	(4,983,366)	24,704,524
Foreign Fund	38,678,960	(3,345,163)	3,615,579	—	(1,258,152)	(1,919,572)	(888,705)	(394,784)	(845,634)	(4,190,797)	34,488,163
Developing Markets Fund	2,940,940	(695,458)	219,474	—	(95,703)	(86,443)	(65,935)	205,145	176,538	(518,920)	2,422,020
Mutual Global Discovery Fund	6,183,879	(353,176)	31,098	—	(189,073)	(255,655)	(163,347)	(596,474)	(1,173,451)	(1,526,627)	4,657,252
Rising Dividends Fund	29,314,921	(3,427,675)	2,439,376	—	(784,273)	(1,037,334)	(520,100)	(89,787)	7,882	(3,419,793)	25,895,128
DynaTech 2 Fund	1,285,808	(923,558)	1,428,118	—	(40,146)	(102,143)	(42,903)	375,234	1,618,160	694,602	1,980,410
Multi-Asset Dynamic Multi-Strategy Portfolio	415,063	(55,989)	—	—	(11,551)	—	(6,528)	(340,995)	(359,074)	(415,063)	—

Midland National Life Insurance Company
Separate Account C
Statements of Changes in Net Assets
Year Ended December 31, 2022

		Net Increase							Net Increase (Decrease)	Total Increase	Net Assets
	Net Assets	(Decrease) in Net					Transfers	Interfund and Net	in Net Assets from	(Decrease) in	End of
	Beginning	Assets Resulting	Net	Transfers of	Transfers of	Transfers of	of Other	Transfers (to) from	Capital Share Transactions	Net Assets	Year
	of Year (a)	from Operations (b)	Premiums (c)	Policy Loans (d)	Surrenders (e)	Death Benefits (f)	Terminations (g)	General Account (h)	(i)=(c+d+e+f+g+h)	(j)=(b+i)	(k)=(a+j)
Delaware Ivy Variable Insurance Portfolios
Asset Strategy Portfolio	3,426,651	(538,458)	21,686	—	(101,448)	(93,109)	(98,945)	(85,465)	(357,281)	(895,739)	2,530,912
Balanced Portfolio	7,902,075	(1,326,681)	75,747	—	(95,406)	(299,657)	(167,169)	(184,305)	(670,790)	(1,997,471)	5,904,604
Global Value Equity Portfolio	1,176,882	(137,038)	1,073	—	(7,290)	(109,334)	(29,532)	7,605	(137,478)	(274,516)	902,366
Energy Portfolio	1,689,275	784,784	38,734	—	(62,323)	(13,629)	(71,664)	(672,772)	(781,654)	3,130	1,692,405
Global Bond Portfolio	526,885	(31,797)	16,587	—	(3,081)	—	(9,003)	(499,591)	(495,088)	(526,885)	—
Natural Resources Portfolio	792,523	121,632	1,341	—	(25,965)	(1,375)	(26,652)	(218,118)	(270,769)	(149,137)	643,386
Growth Portfolio	4,862,843	(1,238,189)	32,328	—	(200,070)	(409,936)	(90,169)	(117,596)	(785,443)	(2,023,632)	2,839,211
High Income Portfolio	12,207,324	(1,431,230)	196,244	—	(409,128)	(676,294)	(313,806)	(382,102)	(1,585,086)	(3,016,316)	9,191,008
International Core Equity Portfolio	8,091,297	(1,240,670)	193,506	—	(345,139)	(347,855)	(104,545)	(267,001)	(871,034)	(2,111,704)	5,979,593
Global Growth Portfolio	987,361	(179,792)	3,354	—	(32,261)	(59,693)	(17,770)	(25,424)	(131,794)	(311,586)	675,775
Mid Cap Growth Portfolio	15,115,909	(4,609,583)	292,388	—	(286,341)	(670,913)	(232,177)	(770,657)	(1,667,700)	(6,277,283)	8,838,626
Science and Technology Portfolio	18,479,733	(5,953,220)	468,670	—	(661,437)	(231,249)	(358,254)	(94,288)	(876,558)	(6,829,778)	11,649,955
Small Cap Growth Portfolio	6,230,393	(1,609,286)	57,999	—	(97,964)	(397,798)	(128,786)	(222,261)	(788,810)	(2,398,096)	3,832,297
SMID Cap Core Portfolio	12,726,961	(1,995,161)	188,145	—	(311,237)	(504,420)	(232,350)	(411,823)	(1,271,685)	(3,266,846)	9,460,115
Lazard Retirement Series, Inc.
International Equity Portfolio	1,033,501	(173,969)	181,876	—	(6,528)	(62,735)	(23,337)	30,149	119,425	(54,544)	978,957
Global Dynamic Multi Asset Portfolio	1,466,656	(271,239)	32,144	—	(15,971)	(102,439)	(22,372)	(41,757)	(150,395)	(421,634)	1,045,022
Legg Mason Partners Variable Equity Trust
Western Asset Variable Global High Yield Bond Portfolio	2,172,825	(320,381)	359,766	—	(64,109)	(2,575)	(130,510)	(189,315)	(26,743)	(347,124)	1,825,701
ClearBridge Variable Mid Cap Portfolio	15,388,407	(4,464,471)	2,423,476	—	(405,396)	(604,601)	(347,116)	1,364,100	2,430,463	(2,034,008)	13,354,399
ClearBridge Variable Dividend Strategy Portfolio	44,503,516	(4,307,697)	1,855,389	—	(1,006,270)	(668,437)	(1,910,533)	(809,534)	(2,539,385)	(6,847,082)	37,656,434
ClearBridge Variable Small Cap Growth Portfolio	6,932,627	(2,282,299)	1,371,815	—	(184,496)	(417,047)	(153,115)	811,154	1,428,311	(853,988)	6,078,639
ClearBridge Variable Aggressive Growth Portfolio	1,005,438	(274,612)	—	—	(30,002)	—	(16,612)	9,849	(36,765)	(311,377)	694,061
Western Asset Variable Core Bond Plus Portfolio	87,623,863	(16,259,789)	9,870,383	—	(2,387,307)	(4,348,998)	(2,330,968)	(2,961,644)	(2,158,534)	(18,418,323)	69,205,540
ClearBridge Variable Large Cap Growth Portfolio	27,674,651	(9,492,831)	3,359,442	—	(407,379)	(1,197,877)	(557,896)	1,105,102	2,301,392	(7,191,439)	20,483,212
Pioneer Variable Contracts Trust
Fund Portfolio	1,042,537	(307,983)	182,001	—	(94,155)	(74,518)	(86,102)	707,958	635,184	327,201	1,369,738
Bond Portfolio	56,314,245	(8,717,706)	5,527,277	—	(1,643,994)	(3,221,628)	(1,433,016)	(1,291,541)	(2,062,902)	(10,780,608)	45,533,637
Strategic Income Portfolio	14,710,111	(2,009,845)	643,772	—	(429,052)	559,777	(386,018)	(1,172,940)	(784,461)	(2,794,306)	11,915,805
Equity Income Portfolio	14,747,291	(1,336,235)	841,286	—	(650,793)	(320,055)	(358,906)	(1,029,215)	(1,517,683)	(2,853,918)	11,893,373
High Yield Portfolio	985,864	(117,062)	435	—	(50,655)	(97,859)	(12,494)	(70,617)	(231,190)	(348,252)	637,612
Prudential Series Funds
PGIM Jennison Focused Blend Portfolio	547,410	(147,818)	8	—	—	—	(6,083)	7,153	1,078	(146,740)	400,670
Natural Resources Portfolio	529,150	124,103	2,525	—	(61,411)	—	(63,145)	450,654	328,623	452,726	981,876
Mid-Cap Growth Portfolio	211,525	(60,737)	—	—	(34,241)	—	(1,806)	8,059	(27,988)	(88,725)	122,800
Royce Capital Fund
Micro-Cap Portfolio	363,453	(86,478)	10,384	—	(2,293)	—	(499)	21,225	28,817	(57,661)	305,792
Small Cap Portfolio	8,417,375	(906,649)	623,093	—	(515,948)	(219,176)	(186,685)	(222,536)	(521,252)	(1,427,901)	6,989,474
Alps Fund
Alerian Energy Infrastructure Portfolio	2,270,421	382,452	1,619,514	—	(448,292)	(200,680)	(282,624)	2,039,744	2,727,662	3,110,114	5,380,535
Red Rocks Global Opportunity Portfolio	2,187,991	(674,031)	153,141	—	(25,571)	(69,317)	(58,038)	(4,246)	(4,031)	(678,062)	1,509,929

Midland National Life Insurance Company
Separate Account C
Statements of Changes in Net Assets
Year Ended December 31, 2022

		Net Increase							Net Increase (Decrease)	Total Increase	Net Assets
	Net Assets	(Decrease) in Net					Transfers	Interfund and Net	in Net Assets from	(Decrease) in	End of
	Beginning	Assets Resulting	Net	Transfers of	Transfers of	Transfers of	of Other	Transfers (to) from	Capital Share Transactions	Net Assets	Year
	of Year (a)	from Operations (b)	Premiums (c)	Policy Loans (d)	Surrenders (e)	Death Benefits (f)	Terminations (g)	General Account (h)	(i)=(c+d+e+f+g+h)	(j)=(b+i)	(k)=(a+j)
American Funds IS
Asset Allocation Fund	119,153,303	(17,533,075)	9,235,012	—	(1,954,447)	(5,783,195)	(3,649,027)	(2,759,972)	(4,911,629)	(22,444,704)	96,708,599
Washington Mutual Investors Fund	49,652,767	(5,038,507)	6,543,696	—	(621,574)	(1,789,462)	(1,211,080)	(359,678)	2,561,902	(2,476,605)	47,176,162
Ultra-Short Bond Fund	19,802,623	(73,402)	9,430,000	—	(2,737,216)	(859,948)	(1,380,279)	4,017,596	8,470,153	8,396,751	28,199,374
Capital Income Builder Fund	19,785,719	(1,794,863)	2,806,410	—	(729,338)	(919,195)	(454,625)	(207,584)	495,668	(1,299,195)	18,486,524
Global Growth Fund	30,392,788	(7,999,743)	3,564,531	—	(1,704,102)	(308,853)	(561,274)	(591,699)	398,603	(7,601,140)	22,791,648
Capital World Growth and Income Fund	19,850,007	(3,728,614)	2,377,364	—	(579,041)	(545,459)	(419,757)	189,152	1,022,259	(2,706,355)	17,143,652
Global Small Capitalization Fund	8,014,793	(2,516,447)	631,076	—	(126,412)	(403,451)	(104,858)	215,905	212,260	(2,304,187)	5,710,606
Growth Fund	64,985,480	(21,006,836)	9,203,181	—	(2,121,666)	(1,635,586)	(1,227,533)	1,522,734	5,741,130	(15,265,706)	49,719,774
Growth-Income Fund	65,545,627	(12,130,461)	9,658,676	—	(1,020,208)	(3,591,087)	(1,160,261)	(1,057,485)	2,829,635	(9,300,826)	56,244,801
International Fund	11,409,124	(2,643,014)	1,357,026	—	(72,063)	(410,442)	(161,553)	74,259	787,227	(1,855,787)	9,553,337
International Growth and Income Fund	9,234,676	(1,571,717)	988,560	—	(360,955)	(332,640)	(245,962)	108,101	157,104	(1,414,613)	7,820,063
New World Fund	40,593,240	(9,608,682)	3,360,232	—	(1,196,937)	(1,612,999)	(709,015)	1,495,119	1,336,400	(8,272,282)	32,320,958
U.S. Government Securities Fund	32,366,325	(3,406,847)	5,494,009	—	(1,165,590)	(389,155)	(934,383)	(9,495,661)	(6,490,780)	(9,897,627)	22,468,698
Invesco Oppenheimer
International Growth Fund	23,648,637	(6,872,834)	3,345,565	—	(497,872)	(908,447)	(401,698)	1,355,725	2,893,273	(3,979,561)	19,669,076
T. Rowe Price
Blue Chip Growth Portfolio	72,818,683	(28,990,155)	7,094,213	—	(1,682,020)	(1,990,367)	(1,414,547)	1,320,750	3,328,029	(25,662,126)	47,156,557
Health Sciences Portfolio	31,918,351	(4,454,807)	3,079,585	—	(1,025,202)	(790,592)	(773,490)	1,241,975	1,732,276	(2,722,531)	29,195,820
John Hancock Variable Insurance Trust
Financial Industries Portfolio	3,193,107	(522,151)	643,723	—	(259,246)	(41,835)	(61,368)	(256,297)	24,977	(497,174)	2,695,933
Fundamental All Cap Core Portfolio	526,161	(132,942)	705	—	—	—	(3,108)	(211,872)	(214,275)	(347,217)	178,944
Select Bond Portfolio	408,926	(58,444)	960	—	—	(30,067)	(19,506)	(4,453)	(53,066)	(111,510)	297,416
Strategic Income Opportunities Portfolio	856,163	(90,741)	152,427	—	(192,275)	(42,242)	(13,177)	(40,399)	(135,666)	(226,407)	629,756
Federated Hermes
High Income Bond Portfolio	1,169,323	(213,725)	199,865	—	(40,744)	(9,040)	(51,953)	480,141	578,269	364,544	1,533,867
Kaufmann Portfolio	5,839,773	(1,951,472)	943,890	—	(86,793)	(230,285)	(127,361)	634,982	1,134,433	(817,039)	5,022,734
Managed Volatility Portfolio	463,399	(67,692)	41,731	—	—	(459)	(588)	(60,827)	(20,143)	(87,835)	375,564
Principal Variable Contracts
Blue Chip Fund	82,878	(153,749)	338,686	—	—	—	(1,291)	108,449	445,844	292,095	374,973
Equity Income Fund	135,176	(37,035)	245,871	—	—	—	(30,058)	(17,739)	198,074	161,039	296,215
Diversified Balance Fund	315,354	(69,063)	164,357	—	—	—	(3,574)	146,351	307,134	238,071	553,425
Diversified Growth Fund	265,780	(42,941)	—	—	—	—	(2,094)	(22,091)	(24,185)	(67,126)	198,654
Diversified Income Fund	780,251	(74,832)	29,475	—	—	—	—	(680,761)	(651,286)	(726,118)	54,133

Midland National Life Insurance Company
Separate Account C
Statements of Changes in Net Assets
Year Ended December 31, 2021

		Net Increase							Net Increase (Decrease)	Total Increase	Net Assets
	Net Assets	(Decrease) in Net					Transfers	Interfund and Net	in Net Assets from	(Decrease) in	End of
	Beginning	Assets Resulting	Net	Transfers of	Transfers of	Transfers of	of Other	Transfers (to) from	Capital Share Transactions	Net Assets	Year
	of Year (a)	from Operations (b)	Premiums (c)	Policy Loans (d)	Surrenders (e)	Death Benefits (f)	Terminations (g)	General Account (h)	(i)=(c+d+e+f+g+h)	(j)=(b+i)	(k)=(a+j)
Fidelity Variable Insurance Products
Government Money Market Portfolio	$9,787,427	$(115,078)	$27,066	$1,676	$(730,573)	$(316,577)	$(268,387)	$2,794,721	$1,507,926	$1,392,848	$11,180,275
High Income Portfolio	6,587,049	185,127	479,236	395	(946,289)	(385,796)	(232,791)	241,043	(844,202)	(659,075)	5,927,974
Equity-Income Portfolio	6,685,108	1,464,495	103,235	963	(465,381)	(70,491)	(231,031)	(149,971)	(812,676)	651,819	7,336,927
Growth Portfolio	9,135,476	1,870,932	74,404	(58)	(445,772)	(7,882)	(149,950)	177,945	(351,313)	1,519,619	10,655,095
Overseas Portfolio	6,929,633	1,104,891	73,675	1,941	(551,953)	(310,656)	(181,266)	(42,969)	(1,011,228)	93,663	7,023,296
Mid Cap Portfolio	16,098,689	3,746,912	2,714,622	1,935	(904,519)	(770,716)	(626,133)	(194,310)	220,879	3,967,791	20,066,480
Asset Manager Portfolio	1,116,302	85,073	4,109	(58)	(121,234)	(5,150)	(48,170)	1,071	(169,432)	(84,359)	1,031,943
Investment Grade Bond Portfolio	3,431,417	(75,494)	664,208	15	(152,230)	(13,199)	(87,985)	257,027	667,836	592,342	4,023,759
Index 500 Portfolio	23,666,018	6,008,556	224,261	4,934	(1,224,025)	(197,858)	(587,331)	(1,119,586)	(2,899,605)	3,108,951	26,774,969
Contrafund Portfolio	39,822,428	10,333,280	6,949,259	1,045	(2,644,959)	(1,252,347)	(1,144,118)	(1,246,625)	662,255	10,995,535	50,817,963
Asset Manager: Growth Portfolio	887,421	108,012	25,035	(448)	(28,305)	(375)	(20,855)	(1,007)	(25,955)	82,057	969,478
Balanced Portfolio	3,734,962	604,282	225,265	(103)	(353,807)	—	(115,908)	(104,556)	(349,109)	255,173	3,990,135
Growth & Income Portfolio	1,519,482	374,679	31,676	(199)	(204,929)	(8,803)	(39,743)	240,154	18,156	392,835	1,912,317
Growth Opportunities Portfolio	19,518,772	1,918,899	16,745,085	—	(513,107)	(1,014,464)	(433,257)	(4,826)	14,779,431	16,698,330	36,217,102
Value Strategies Portfolio	3,461,782	1,057,782	146,780	(597)	(288,314)	(267,907)	(163,026)	217,679	(355,385)	702,397	4,164,179
Strategic Income Portfolio	13,485,831	319,865	2,785,314	—	(808,081)	(174,543)	(472,557)	1,684,689	3,014,822	3,334,687	16,820,518
Emerging Markets Portfolio	5,427,630	(258,675)	2,336,481	—	(427,771)	(481,700)	(148,740)	(175,818)	1,102,452	843,777	6,271,407
Real Estate Portfolio	18,444,735	6,765,047	3,412,730	—	(1,151,277)	(1,050,811)	(660,826)	(713,438)	(163,622)	6,601,425	25,046,160
Funds Manager 50% Portfolio	10,514,394	742,382	1,478,298	—	(346,952)	(1,474,240)	(123,028)	(2,212,812)	(2,678,734)	(1,936,352)	8,578,042
Funds Manager 70% Portfolio	3,988,691	580,737	1,195,830	—	(60,007)	(128,988)	(65,728)	6,562	947,669	1,528,406	5,517,097
Funds Manager 85% Portfolio	1,025,047	197,140	347,622	—	—	—	(56,654)	67,011	357,979	555,119	1,580,166
Government Money Market Portfolio Service Class 2	4,357,277	(58,437)	360,549	—	(1,377,770)	(381,725)	(102,021)	941,461	(559,506)	(617,943)	3,739,334
International Capital Appreciation Portfolio	646,274	186,898	1,939,133	—	(15,475)	—	(28,009)	318,869	2,214,518	2,401,416	3,047,690
American Century Variable Portfolios, Inc.
Balanced Fund	2,639,998	454,890	3,855,593	(24)	(106,539)	(67,909)	(84,994)	(2,245,642)	1,350,485	1,805,375	4,445,373
Capital Appreciation Fund	2,380,600	212,644	38,393	341	(43,250)	(36,959)	(37,048)	229,272	150,749	363,393	2,743,993
International Fund	3,854,284	253,897	20,365	2,051	(363,515)	(65,426)	(113,890)	99,383	(421,032)	(167,135)	3,687,149
Value Fund	65,728,799	14,857,175	15,721,860	2,613	(3,161,317)	(3,292,902)	(2,532,006)	(3,864,641)	2,873,607	17,730,782	83,459,581
Disciplined Core Value Fund	2,829,639	748,586	2,265,087	(1)	(187,817)	(42,673)	(76,650)	1,259,948	3,217,894	3,966,480	6,796,119
Inflation Protection Fund	6,057,618	374,568	3,074,027	927	(448,905)	(629,300)	(416,324)	2,969,640	4,550,065	4,924,633	10,982,251
Large Company Value Fund	410,305	88,950	19,031	—	(43,063)	—	(26,862)	133,453	82,559	171,509	581,814
Mid Cap Value Fund	30,621,899	6,630,762	8,198,125	—	(1,370,087)	(1,314,316)	(1,004,414)	(1,339,267)	3,170,041	9,800,803	40,422,702
Ultra Fund	6,680,541	1,329,842	1,333,474	—	(430,128)	(106,814)	(362,916)	(253,683)	179,933	1,509,775	8,190,316
MFS Variable Insurance Trust
Research Series	449,673	102,880	270	—	(78,680)	(18,739)	(10,921)	78,245	(29,825)	73,055	522,728
Growth Series	1,922,507	397,480	5,261	1,105	(111,796)	(19,610)	(25,479)	80,103	(70,416)	327,064	2,249,571
Investors Trust Series	330,272	106,860	13,154	1,721	(15,837)	(21,836)	(15,186)	230,290	192,306	299,166	629,438
New Discovery Series	8,811,176	51,876	1,673,785	49	(138,708)	(181,335)	(348,875)	(956,506)	48,410	100,286	8,911,462
Corporate Bond Portfolio	6,553,210	(194,868)	1,443,983	—	(739,191)	(126,791)	(245,342)	95,808	428,467	233,599	6,786,809
Emerging Markets Equity Portfolio	4,326,030	(428,797)	1,495,460	—	(227,342)	(86,656)	(68,197)	(31,505)	1,081,760	652,963	4,978,993
Technology Portfolio	9,325,705	1,086,555	1,764,676	—	(229,693)	(413,338)	(236,193)	(1,107,701)	(222,249)	864,306	10,190,011
Global Tactical Allocation Portfolio	1,425,162	18,121	176,241	—	(31,704)	(58,841)	(46,086)	(51,651)	(12,041)	6,080	1,431,242
International Intrinsic Value Portfolio	17,035,693	1,451,703	2,856,294	—	(1,119,722)	(839,056)	(483,389)	(224,086)	190,041	1,641,744	18,677,437
Utilities Series Portfolio	10,974,016	1,383,187	1,556,569	—	(549,156)	(312,799)	(352,584)	(938,659)	(596,629)	786,558	11,760,574
Blended Research Core Equity Portfolio	1,773,875	517,070	535,101	—	(38,991)	(104,680)	(16,071)	313,332	688,691	1,205,761	2,979,636
Global Real Estate Portfolio	223,797	109,306	292,168	—	—	(1,903)	(11,148)	(41,605)	237,512	346,818	570,615
The accompanying notes are an integral part of these financial statements

Midland National Life Insurance Company
Separate Account C
Statements of Changes in Net Assets
Year Ended December 31, 2021

		Net Increase							Net Increase (Decrease)	Total Increase	Net Assets
	Net Assets	(Decrease) in Net					Transfers	Interfund and Net	in Net Assets from	(Decrease) in	End of
	Beginning	Assets Resulting	Net	Transfers of	Transfers of	Transfers of	of Other	Transfers (to) from	Capital Share Transactions	Net Assets	Year
	of Year (a)	from Operations (b)	Premiums (c)	Policy Loans (d)	Surrenders (e)	Death Benefits (f)	Terminations (g)	General Account (h)	(i)=(c+d+e+f+g+h)	(j)=(b+i)	(k)=(a+j)
Lord Abbett Series Fund, Inc.
Growth & Income Portfolio	1,601,094	443,329	23,046	—	(52,684)	(34,666)	(30,430)	98,967	4,233	447,562	2,048,656
Mid-Cap Stock Portfolio	1,760,151	468,597	31,990	693	(149,217)	(63,514)	(52,523)	41,397	(191,174)	277,423	2,037,574
Bond-Debenture Portfolio	23,849,233	466,331	9,148,478	—	(842,039)	(1,515,977)	(668,054)	1,198,029	7,320,437	7,786,768	31,636,001
Fundamental Equity Portfolio	1,711,130	483,217	687,005	—	(97,181)	(166,773)	(59,317)	(67,638)	296,096	779,313	2,490,443
Developing Growth Portfolio	6,096,951	(366,013)	2,150,350	—	(182,049)	(327,417)	(109,096)	107,218	1,639,006	1,272,993	7,369,944
Short Duration Income Portfolio	19,215,169	(149,839)	6,842,480	—	(3,111,185)	(1,840,968)	(1,953,043)	3,267,395	3,204,679	3,054,840	22,270,009
Alger Fund
LargeCap Growth Portfolio	7,542,435	716,647	25,830	2,443	(318,515)	(104,681)	(200,761)	(1,309,883)	(1,905,567)	(1,188,920)	6,353,515
MidCap Growth Portfolio	5,958,203	165,413	68,402	3,209	(309,033)	(42,447)	(162,911)	(218,002)	(660,782)	(495,369)	5,462,834
Capital Appreciation Portfolio	4,581,915	691,387	15,931	—	(179,846)	(37,547)	(97,945)	(596,055)	(895,462)	(204,075)	4,377,840
SmallCap Growth Portfolio	1,036,808	(69,575)	964	1,168	(70,600)	—	(10,467)	17,787	(61,148)	(130,723)	906,085
Capital Appreciation Portfolio Class S	50,279,382	8,462,615	3,445,818	—	(2,340,818)	(2,538,750)	(1,480,876)	(2,512,147)	(5,426,773)	3,035,842	53,315,224
Calvert Variable Series, Inc.
Mid Cap Growth Portfolio	3,619,712	485,267	632,866	49	(349,325)	(480,008)	(57,658)	(220,294)	(474,370)	10,897	3,630,609
S&P 500 Index Portfolio	1,945,124	533,500	4,944	—	(569,329)	(5,280)	(32,523)	539,562	(62,626)	470,874	2,415,998
SRI Balanced Portfolio	2,690,929	509,313	2,271,164	—	(689)	(28,491)	(127,571)	657,276	2,771,689	3,281,002	5,971,931
Invesco Variable Insurance Funds
Technology Fund	1,828,280	176,754	9,705	411	(15,798)	(44,694)	(30,703)	(555,881)	(636,960)	(460,206)	1,368,074
Managed Volatility Fund	648,472	51,229	2,722	97	(19,930)	—	(2,307)	(680,283)	(699,701)	(648,472)	—
Diversified Dividend Fund	745,103	152,672	76,761	498	(38,615)	—	(23,428)	85,274	100,490	253,162	998,265
Health Care Fund	1,535,526	127,420	4,377	(31)	(110,418)	(48,280)	(22,226)	(266,855)	(443,433)	(316,013)	1,219,513
Global Real Estate Fund	116,666	24,848	201	—	(2,872)	—	(6,383)	59	(8,995)	15,853	132,519
International Equity Fund	274,266	7,826	1	—	(26,171)	—	(11,112)	(46,815)	(84,097)	(76,271)	197,995
Main Street Mid Cap Fund	291,398	52,995	475	—	(53,306)	—	(27,233)	(8,011)	(88,075)	(35,080)	256,318
Core Bond Fund	3,936,503	(125,946)	1,058,643	—	(210,226)	(144,517)	(123,609)	(87,253)	493,038	367,092	4,303,595
Discovery Mid Cap Growth Fund	3,961,727	816,344	2,633,639	—	(232,554)	(172,387)	(111,172)	380,299	2,497,825	3,314,169	7,275,896
Global Fund	5,816,026	862,297	1,501,692	—	(328,736)	(256,066)	(152,567)	(249,946)	514,377	1,376,674	7,192,700
Main Street Fund	9,305,031	2,269,288	749,204	—	(220,807)	(825,010)	(226,419)	(95,975)	(619,007)	1,650,281	10,955,312
Main Street Small Cap Fund	5,299,345	1,087,638	2,242,992	—	(489,965)	(173,968)	(89,136)	40,313	1,530,236	2,617,874	7,917,219
Balanced-Risk Allocation Fund	—	1,560	228,062	—	—	—	(845)	281	227,498	229,058	229,058
Core Plus Bond Fund	—	(3,015)	403,530	—	—	—	—	(71,837)	331,693	328,678	328,678
Equity and Income Fund	—	87,661	1,335,806	195	(35,236)	(17,730)	(48,316)	2,307,265	3,541,984	3,629,645	3,629,645
Small Cap Equity Fund	—	19,927	1,350,979	—	—	—	(3,364)	116,729	1,464,344	1,484,271	1,484,271
Equally Weighted S&P 500 Fund	—	57,458	985,525	—	—	—	(183)	454,530	1,439,872	1,497,330	1,497,330
Growth and Income Portfolio	505,212	122,771	1	—	(63,052)	—	(28,626)	25,245	(66,432)	56,339	561,551
Value Opportunities Fund	25,825	6,146	1	—	(23,666)	—	(200)	(8,106)	(31,971)	(25,825)	—
American Value Fund	120,249	25,321	—	—	(20,349)	—	(14,441)	8,106	(26,684)	(1,363)	118,886
J.P. Morgan Series Trust II
Core Bond Portfolio	1,863,705	(48,814)	67,692	437	(185,364)	(32,358)	(72,198)	191,569	(30,222)	(79,036)	1,784,669
Small Cap Core Portfolio	2,429,425	473,293	77,578	1,053	(147,832)	(45,985)	(85,043)	231,876	31,647	504,940	2,934,365

Midland National Life Insurance Company
Separate Account C
Statements of Changes in Net Assets
Year Ended December 31, 2021

		Net Increase							Net Increase (Decrease)	Total Increase	Net Assets
	Net Assets	(Decrease) in Net					Transfers	Interfund and Net	in Net Assets from	(Decrease) in	End of
	Beginning	Assets Resulting	Net	Transfers of	Transfers of	Transfers of	of Other	Transfers (to) from	Capital Share Transactions	Net Assets	Year
	of Year (a)	from Operations (b)	Premiums (c)	Policy Loans (d)	Surrenders (e)	Death Benefits (f)	Terminations (g)	General Account (h)	(i)=(c+d+e+f+g+h)	(j)=(b+i)	(k)=(a+j)
Rydex Variable Trust
Nova Fund	559,898	358,408	7,117	49	(20,625)	(98,735)	(3,289)	490,424	374,941	733,349	1,293,247
NASDAQ-100 Fund	2,274,528	464,593	1,405	522	(12,367)	(56,017)	(17,113)	(425,461)	(509,031)	(44,438)	2,230,090
U.S. Government Money Market Fund	86,303	(1,331)	—	—	(6,543)	(1,029)	(216)	49,998	42,210	40,879	127,182
Inverse S&P 500 Strategy Fund	45,664	(102,054)	—	—	(2,497)	—	(320)	885,021	882,204	780,150	825,814
Inverse NASDAQ-100 Strategy Fund	17,010	(5,291)	84	—	(539)	—	(237)	7,350	6,658	1,367	18,377
Inverse Government Long Bond Strategy Fund	9,580	(473)	1	—	(1,417)	—	(87)	(2,418)	(3,921)	(4,394)	5,186
Government Long Bond 1.2x Strategy	310,786	(40,295)	—	—	(8,797)	—	(17,573)	(89,885)	(116,255)	(156,550)	154,236
NASDAQ-100 2x Strategy Fund	—	—	—	—	—	—	—	—	—	—	—
Inverse Dow 2x Strategy Fund	—	—	—	—	—	—	—	—	—	—	—
Rydex Variable Insurance Funds
Biotechnology Fund	6,893,292	51,793	36,093	—	(358,146)	(316,184)	(145,190)	(1,367,787)	(2,151,214)	(2,099,421)	4,793,871
S&P 500 Pure Growth Fund	4,004,339	942,193	838,595	—	(295,501)	(113,684)	(225,325)	(133,170)	70,915	1,013,108	5,017,447
S&P MidCap 400 Pure Growth Fund	1,698,938	184,080	7,600	—	(131,746)	(48,383)	(22,695)	(12,182)	(207,406)	(23,326)	1,675,612
Guggenheim Variable Insurance Funds
Long Short Equity Fund	1,020,715	201,302	108,529	1,143	(80,638)	(261,218)	(48,988)	40,361	(240,811)	(39,509)	981,206
Multi-Hedge Strategies Fund	1,928,879	126,800	108,126	—	(182,024)	(388,288)	(54,768)	21,968	(494,986)	(368,186)	1,560,693
Global Managed Futures Strategy Fund	296,674	(1,127)	62,259	—	(3,419)	(73,135)	(7,727)	2,696	(19,326)	(20,453)	276,221
Small Cap Value Fund	2,995,915	750,514	1,218,358	—	(191,784)	—	(126,354)	54,507	954,727	1,705,241	4,701,156
ProFunds VP
Profund Access VP High Yield Fund	41,796	(913)	3	—	(2,380)	—	(2,086)	(4)	(4,467)	(5,380)	36,416
Asia 30	80,009	(26,367)	140	—	—	—	(2,166)	30,352	28,326	1,959	81,968
Banks	27,578	15,317	238	—	(1,361)	—	(4,397)	36,121	30,601	45,918	73,496
Basic Materials	25,467	10,955	72	—	(2,164)	—	(3,038)	14,138	9,008	19,963	45,430
Bear	29,685	(7,250)	59	—	—	—	(64)	(16,067)	(16,072)	(23,322)	6,363
Biotechnology	264,358	30,864	646	—	(2,693)	—	(9,443)	2,489	(9,001)	21,863	286,221
Bull	334,702	100,054	502	—	(31,637)	—	(28,277)	306,289	246,877	346,931	681,633
Consumer Goods	237,187	22,009	475	—	(41,745)	—	(7,051)	(27,386)	(75,707)	(53,698)	183,489
Consumer Services	176,939	10,666	—	—	—	—	(6,168)	(37,997)	(44,165)	(33,499)	143,440
Dow 30	229,519	12,420	3	—	(5,682)	—	(7,309)	(144,409)	(157,397)	(144,977)	84,542
Emerging Markets	58,742	(10,995)	4	—	—	—	(4,572)	92	(4,476)	(15,471)	43,271
Europe 30	35,878	7,708	1	—	—	—	(2,459)	2	(2,456)	5,252	41,130
Falling U.S. Dollar	26,756	(3,016)	20	—	—	—	(378)	671	313	(2,703)	24,053
Financials	24,880	10,481	68	—	(3,262)	—	(5,920)	6,257	(2,857)	7,624	32,504
Health Care	285,948	33,488	170	—	(65,773)	—	(10,747)	(56,989)	(133,339)	(99,851)	186,097
Industrials	163,542	20,581	30	—	(14,592)	—	(15,721)	(46,648)	(76,931)	(56,350)	107,192
International	42,580	4,166	—	—	—	—	(1,806)	(1,374)	(3,180)	986	43,566
Internet	363,590	7,034	8,529	—	(5,014)	—	(9,077)	6,065	503	7,537	371,127
Japan	45,332	800	—	—	—	—	(735)	881	146	946	46,278
Large-Cap Growth	1,091,999	293,565	601	—	—	—	(33,440)	46,765	13,926	307,491	1,399,490
Large-Cap Value	377,859	74,384	474	—	—	—	(20,930)	348	(20,108)	54,276	432,135
Mid-Cap	133,330	25,186	435	—	(19,603)	—	(6,103)	(695)	(25,966)	(780)	132,550
Mid-Cap Growth	354,260	37,824	—	—	(495)	—	(10,942)	(32,963)	(44,400)	(6,576)	347,684
Mid-Cap Value	86,232	18,895	138	—	(3,062)	—	(8,858)	17,444	5,662	24,557	110,789
Government Money Market	4,022,896	(70,167)	4,174	—	(241,022)	(322,449)	(281,574)	(812,767)	(1,653,638)	(1,723,805)	2,299,091
Oil & Gas	134,545	66,970	74	—	(37,715)	(1,551)	(20,709)	104,866	44,965	111,935	246,480
NASDAQ-100	615,178	82,674	500	—	(51,409)	—	(24,581)	(56,518)	(132,008)	(49,334)	565,844
Pharmaceuticals	63,933	5,513	644	—	—	—	(635)	(887)	(878)	4,635	68,568

Midland National Life Insurance Company
Separate Account C
Statements of Changes in Net Assets
Year Ended December 31, 2021

		Net Increase							Net Increase (Decrease)	Total Increase	Net Assets
	Net Assets	(Decrease) in Net					Transfers	Interfund and Net	in Net Assets from	(Decrease) in	End of
	Beginning	Assets Resulting	Net	Transfers of	Transfers of	Transfers of	of Other	Transfers (to) from	Capital Share Transactions	Net Assets	Year
	of Year (a)	from Operations (b)	Premiums (c)	Policy Loans (d)	Surrenders (e)	Death Benefits (f)	Terminations (g)	General Account (h)	(i)=(c+d+e+f+g+h)	(j)=(b+i)	(k)=(a+j)
Precious Metals	446,026	(56,382)	53	—	(33,181)	(4,757)	(41,019)	60,152	(18,752)	(75,134)	370,892
Real Estate	91,882	34,504	8	—	(4,241)	—	(6,702)	46,006	35,071	69,575	161,457
Rising Rates Opportunity	19,158	536	3	—	(5,905)	—	(1,488)	184	(7,206)	(6,670)	12,488
Semiconductor	144,703	66,414	32	—	—	—	(6,142)	(9,923)	(16,033)	50,381	195,084
Short Dow 30	9,644	(551)	2	—	—	—	—	(7,508)	(7,506)	(8,057)	1,587
Short Emerging Markets	—	—	—	—	—	—	—	—	—	—	—
Short International	6,133	(949)	—	—	—	—	(31)	1	(30)	(979)	5,154
Short Mid-Cap	1,884	(486)	—	—	—	—	—	—	—	(486)	1,398
Short NASDAQ-100	3,405	(14)	—	—	—	—	—	(3,391)	(3,391)	(3,405)	—
Short Small-Cap	3,518	(734)	3	—	—	—	(29)	(893)	(919)	(1,653)	1,865
Small-Cap	188,232	18,017	639	—	(13,245)	—	(9,514)	14,382	(7,738)	10,279	198,511
Small-Cap Growth	237,390	27,472	—	—	—	(47,452)	(11,493)	877	(58,068)	(30,596)	206,794
Small-Cap Value	205,866	31,570	138	—	—	—	(10,147)	(114,165)	(124,174)	(92,604)	113,262
Technology	504,019	122,482	223	—	(40,763)	—	(36,875)	(122,824)	(200,239)	(77,757)	426,262
Telecommunications	5,900	803	170	—	—	—	(345)	(2,336)	(2,511)	(1,708)	4,192
U.S. Government Plus	396,418	(36,355)	55	—	(922)	(2,334)	(43,271)	30,820	(15,652)	(52,007)	344,411
UltraBull	988,666	476,322	8,462	—	(8,718)	(4,870)	(43,897)	(115,036)	(164,059)	312,263	1,300,929
UltraMid-Cap	648,391	237,048	8,000	—	(13,659)	(5,259)	(39,172)	(81,958)	(132,048)	105,000	753,391
UltraNASDAQ-100	882,258	461,782	6,885	—	(3,862)	(5,048)	(76,742)	158,083	79,316	541,098	1,423,356
UltraShort Dow 30	941	(423)	—	—	—	—	—	(1)	(1)	(424)	517
UltraShort NASDAQ-100	590	(389)	309	—	—	—	—	(35)	274	(115)	475
UltraSmall-Cap	409,774	85,772	8,497	—	(64,680)	(5,417)	(34,810)	(14,418)	(110,828)	(25,056)	384,718
Utilities	115,289	9,424	232	—	(2,739)	—	(7,085)	(29,903)	(39,495)	(30,071)	85,218
VanEck Worldwide Insurance Trust
Global Resources Fund	6,663,338	1,113,756	1,739,302	1,066	(961,828)	(56,411)	(146,235)	(2,354,546)	(1,778,652)	(664,896)	5,998,442
Emerging Markets Fund	1,536,938	(201,324)	37,792	(1,102)	(105,083)	(4,911)	(130,542)	144,769	(59,077)	(260,401)	1,276,537
Emerging Markets Bond Fund	554,814	(25,335)	533	—	(57,513)	(618)	(6,360)	(65,016)	(128,974)	(154,309)	400,505
Janus Henderson Series
Global Technology and Innovation Portfolio	11,077,250	1,727,509	3,433,185	—	(627,977)	(1,138,046)	(227,171)	91,634	1,531,625	3,259,134	14,336,384
Overseas Portfolio	656,299	86,269	528,248	—	(1,258)	(63,489)	(25,225)	16,067	454,343	540,612	1,196,911
Research Portfolio	561,464	71,524	—	—	(199,112)	(25,995)	(33,712)	(90,900)	(349,719)	(278,195)	283,269
Enterprise Services Portfolio	30,922,087	4,821,239	6,115,470	—	(845,779)	(983,399)	(1,069,756)	281,862	3,498,398	8,319,637	39,241,724
Global Research Portfolio	1,089,276	204,162	555,236	—	(9,476)	(14,190)	(14,971)	(151,025)	365,574	569,736	1,659,012
Mid Cap Value Portfolio	3,568,721	628,564	1,117,564	—	(168,214)	(274,825)	(125,695)	(441,878)	106,952	735,516	4,304,237
Balanced Portfolio	55,162,863	10,242,921	24,258,953	—	(1,529,690)	(1,892,961)	(2,834,143)	6,423,352	24,425,511	34,668,432	89,831,295
Flexible Bond Portfolio	9,649,511	(242,325)	1,187,543	—	(599,488)	(238,709)	(353,363)	1,599,237	1,595,220	1,352,895	11,002,406

Midland National Life Insurance Company
Separate Account C
Statements of Changes in Net Assets
Year Ended December 31, 2021

		Net Increase							Net Increase (Decrease)	Total Increase	Net Assets
	Net Assets	(Decrease) in Net					Transfers	Interfund and Net	in Net Assets from	(Decrease) in	End of
	Beginning	Assets Resulting	Net	Transfers of	Transfers of	Transfers of	of Other	Transfers (to) from	Capital Share Transactions	Net Assets	Year
	of Year (a)	from Operations (b)	Premiums (c)	Policy Loans (d)	Surrenders (e)	Death Benefits (f)	Terminations (g)	General Account (h)	(i)=(c+d+e+f+g+h)	(j)=(b+i)	(k)=(a+j)
PIMCO Variable Insurance Trust
Total Return Portfolio	46,554,357	(1,236,610)	5,162,941	4,539	(2,632,154)	(2,735,185)	(3,094,983)	1,620,783	(1,674,059)	(2,910,669)	43,643,688
Low Duration Portfolio	28,712,551	(794,758)	9,266,430	—	(1,462,253)	(1,906,254)	(1,604,085)	4,945,406	9,239,244	8,444,486	37,157,037
High Yield Portfolio	10,181,904	175,777	2,173,181	440	(620,413)	(461,912)	(488,433)	(766,610)	(163,747)	12,030	10,193,934
Real Return Portfolio	24,012,468	1,016,402	4,771,427	—	(1,173,739)	(1,494,149)	(1,005,707)	2,031,756	3,129,588	4,145,990	28,158,458
All Asset Portfolio	3,938,978	538,394	306,886	—	(255,138)	(892,407)	(119,036)	332,850	(626,845)	(88,451)	3,850,527
Global Managed Asset Allocation Portfolio	893,068	104,518	259,384	—	(12,247)	(2,113)	(24,521)	(8,451)	212,052	316,570	1,209,638
Short-Term Portfolio	57,770,230	(668,046)	14,729,931	—	(5,644,933)	(3,828,711)	(2,223,353)	(15,749,113)	(12,716,179)	(13,384,225)	44,386,005
Emerging Markets Bond Portfolio	2,203,410	(87,252)	284,470	—	(35,930)	(265,870)	(55,159)	15,127	(57,362)	(144,614)	2,058,796
Global Bond Opportunities Portfolio	185,660	(7,174)	—	—	(4,753)	(79,698)	(355)	11,271	(73,535)	(80,709)	104,951
Commodity Real Return Strategy Portfolio	4,932,228	1,563,167	656,202	—	(379,757)	(386,383)	(225,443)	454,533	119,152	1,682,319	6,614,547
International Bond (USD-Hedged) Portfolio	2,355,459	(82,249)	572,144	—	(187,663)	(128,771)	(52,751)	325,172	528,131	445,882	2,801,341
Dynamic Bond Adv Portfolio	2,333,712	(4,350)	854,826	—	(74,926)	(268,995)	(61,294)	(201,733)	247,878	243,528	2,577,240
Income Advisor Portfolio	28,750,387	172,105	4,310,962	—	(148,291)	(1,058,397)	(2,114,525)	5,860,667	6,850,416	7,022,521	35,772,908
Goldman Sachs Variable Insurance Trust
Small Cap Equity Insights Fund	1,341,725	306,394	32,018	815	(56,149)	(39,730)	(70,233)	391,909	258,630	565,024	1,906,749
Large Cap Value Fund	239,412	81,378	18,160	—	(2,511)	—	(6,127)	318,391	327,913	409,291	648,703
Mid Cap Value Fund	3,558,519	979,996	57,139	2,072	(233,638)	(22,969)	(131,363)	(98,869)	(427,628)	552,368	4,110,887
Neuberger Berman Advisors Management Trust
Mid-Cap Growth Portfolio	991,422	85,760	1,435	—	(3,331)	(50,847)	(11,226)	54,141	(9,828)	75,932	1,067,354
AMT Mid Cap Intrinsic Value Portfolio	122,415	94,848	32,871	—	(11,137)	(22,549)	(7,135)	317,686	309,736	404,584	526,999
BNY Mellon Variable Investment Fund
Appreciation Portfolio	332,922	81,380	470	—	(5,064)	—	(18,488)	228,478	205,396	286,776	619,698
Sustainable U.S. Equity Portfolio	28,762	4,166	474	—	(15,299)	—	—	2	(14,823)	(10,657)	18,105
Morgan Stanley Variable Institutional Funds
Emerging Markets Debt Portfolio	35,101	(1,568)	—	—	—	—	(1,493)	428	(1,065)	(2,633)	32,468
Emerging Markets Equity Portfolio	223,909	3,043	202	—	(18,784)	—	(10,314)	(20,068)	(48,964)	(45,921)	177,988
Discovery Portfolio	192,113	(13,541)	—	—	(72,605)	—	(5,730)	803	(77,532)	(91,073)	101,040
U.S. Real Estate Portfolio	74,245	24,173	195	—	(9,671)	(3,161)	(9,266)	(3,163)	(25,066)	(893)	73,352
Northern Lights Variable Trust
Power Income Fund	626,172	(3,746)	7,843	—	(27,286)	—	(414)	(602,569)	(622,426)	(626,172)	—
Power Dividend Index Fund	919,990	218,570	58,013	—	—	(5,510)	(11,043)	(345,458)	(303,998)	(85,428)	834,562
AB Variable Products Series
Dynamic Asset Allocation Portfolio	3,330,917	247,244	89,708	—	(229,617)	(18,625)	(117,973)	54,077	(222,430)	24,814	3,355,731
Small Cap Growth Portfolio	24,497	2,685	—	—	—	—	(53)	(4,555)	(4,608)	(1,923)	22,574
Small Mid Cap Value Portfolio	2,910,076	1,161,182	2,333,836	—	(431,926)	(134,923)	(115,590)	652,692	2,304,089	3,465,271	6,375,347
BlackRock Variable Series Fund, Inc.
Basic Value Fund	2,741,309	522,456	786,046	—	(136,247)	(331,168)	(57,594)	(99,381)	161,656	684,112	3,425,421
Capital Appreciation Fund	1,249,034	215,952	750	—	(52,841)	—	(14,197)	(104,540)	(170,828)	45,124	1,294,158
Equity Dividend Fund	19,808,363	3,896,258	3,851,161	—	(781,201)	(609,611)	(990,913)	3,446,546	4,915,982	8,812,240	28,620,603
Global Allocation Fund	16,519,119	818,500	1,915,878	—	(1,233,596)	(1,284,097)	(365,984)	476,384	(491,415)	327,085	16,846,204
Advantage Large Cap Core Fund	514,509	125,837	13,508	—	(39,458)	—	(31,204)	(26,552)	(83,706)	42,131	556,640
Large Cap Focus Growth Fund	13,103,358	2,144,444	2,678,463	—	(1,067,296)	(488,696)	(395,855)	(495,475)	231,141	2,375,585	15,478,943
60/40 Target Allocation ETF Fund	5,985,133	698,865	2,693,009	—	(160,657)	(5,406)	(156,205)	(243,905)	2,126,836	2,825,701	8,810,834
Total Return Portfolio	1,564,132	(47,149)	—	—	—	—	(49,286)	340,767	291,481	244,332	1,808,464
S&P 500 Portfolio	1,782,081	446,980	—	—	—	—	(69,929)	(151,454)	(221,383)	225,597	2,007,678

Midland National Life Insurance Company
Separate Account C
Statements of Changes in Net Assets
Year Ended December 31, 2021

		Net Increase							Net Increase (Decrease)	Total Increase	Net Assets
	Net Assets	(Decrease) in Net					Transfers	Interfund and Net	in Net Assets from	(Decrease) in	End of
	Beginning	Assets Resulting	Net	Transfers of	Transfers of	Transfers of	of Other	Transfers (to) from	Capital Share Transactions	Net Assets	Year
	of Year (a)	from Operations (b)	Premiums (c)	Policy Loans (d)	Surrenders (e)	Death Benefits (f)	Terminations (g)	General Account (h)	(i)=(c+d+e+f+g+h)	(j)=(b+i)	(k)=(a+j)
Columbia Variable Portfolio
Contrarian Core 2 Portfolio	4,776,795	1,205,534	1,770,399	—	(171,406)	(292,505)	(103,720)	524,118	1,726,886	2,932,420	7,709,215
Dividend Opportunity Portfolio	4,233,602	1,074,750	1,620,842	—	(36,443)	(402,442)	(121,415)	(253,191)	807,351	1,882,101	6,115,703
Emerging Markets Bond Portfolio	6,464,503	(234,457)	273,445	—	(293,784)	(494,728)	(263,078)	367,190	(410,955)	(645,412)	5,819,091
High Yield Portfolio	4,867,407	178,819	2,346,290	—	(105,896)	(187,731)	(170,811)	(619,002)	1,262,850	1,441,669	6,309,076
Select Large-Cap Value Portfolio	729,142	328,468	2,097,861	—	(39,307)	(44,008)	(128,057)	1,412,562	3,299,051	3,627,519	4,356,661
Seligman Global Tech Portfolio	5,089,324	2,487,342	4,373,679	—	(151,441)	(126,175)	(182,349)	906,138	4,819,852	7,307,194	12,396,518
US Government Mortgage Portfolio	2,294,024	(66,333)	2,880,337	—	(244,973)	(554,215)	(41,511)	(1,913,461)	126,177	59,844	2,353,868
Strategic Income Portfolio	257,543	(5,413)	847,153	—	(74,834)	(16,985)	(16,401)	462,140	1,201,073	1,195,660	1,453,203
Emerging Markets Portfolio	—	(27,616)	313,629	—	—	—	(57)	26,309	339,881	312,265	312,265
DWS Variable Insurance Portfolios
Equity 500 Index Portfolio	37,096,159	10,024,833	10,150,387	—	(1,745,916)	(1,970,802)	(920,495)	(3,195,823)	2,317,351	12,342,184	49,438,343
Small Cap Index Portfolio	6,400,725	794,372	2,841,069	—	(358,222)	(229,114)	(129,865)	(476,049)	1,647,819	2,442,191	8,842,916
Alternative Asset Allocation Portfolio	1,184,795	123,566	52,879	—	(42,044)	(110,916)	(27,003)	26,825	(100,259)	23,307	1,208,102
Global Small Cap Portfolio	357,984	45,083	—	—	(6,215)	(62,341)	(23,591)	(3,936)	(96,083)	(51,000)	306,984
Small Mid Cap Value Portfolio	4,977,766	1,343,177	211,552	—	(277,573)	(274,097)	(144,535)	(289,235)	(773,888)	569,289	5,547,055
CROCI US Portfolio	168,798	38,360	1,000	—	(9,729)	(11,830)	(4,260)	8,401	(16,418)	21,942	190,740
High Income Portfolio	—	588	169,963	—	—	—	—	(6,225)	163,738	164,326	164,326
Eaton Vance Variable Trust
Floating Rate Income Portfolio	17,199,803	398,555	3,992,639	—	(1,163,829)	(934,763)	(814,522)	1,235,287	2,314,812	2,713,367	19,913,170
Delaware Variable Insurance Portfolios
Total Return Portfolio	335,597	30,411	—	—	(16,754)	—	(11,021)	(138,414)	(166,189)	(135,778)	199,819
International Portfolio	1,128,220	58,209	1,500	—	(21,080)	(3,309)	(13,789)	98,096	61,418	119,627	1,247,847
Opportunity Portfolio	11,448,002	2,305,513	154,881	—	(640,359)	(784,748)	(487,688)	(1,115,379)	(2,873,293)	(567,780)	10,880,222
Franklin Templeton Variable Insurance Products Trust
Mutual Shares Fund	6,253,697	1,036,961	144,227	—	(531,014)	(287,041)	(190,352)	(385,942)	(1,250,122)	(213,161)	6,040,536
Income Fund	21,672,079	3,244,975	3,583,022	—	(1,448,336)	(1,203,880)	(1,021,246)	522	(89,918)	3,155,057	24,827,136
Global Bond Fund	29,210,565	(1,872,304)	3,510,145	—	(1,283,146)	(1,742,280)	(1,145,012)	3,009,922	2,349,629	477,325	29,687,890
Foreign Fund	36,392,804	1,003,364	6,815,634	—	(1,782,647)	(2,005,199)	(1,320,073)	(424,923)	1,282,792	2,286,156	38,678,960
Developing Markets Fund	3,538,904	(192,647)	173,143	—	(205,533)	(277,825)	(110,550)	15,448	(405,317)	(597,964)	2,940,940
Mutual Global Discovery Fund	5,988,007	1,034,478	40,325	—	(579,399)	(226,927)	(109,741)	37,136	(838,606)	195,872	6,183,879
Rising Dividends Fund	21,466,410	5,653,987	5,496,404	—	(1,127,381)	(1,280,297)	(433,446)	(460,756)	2,194,524	7,848,511	29,314,921
DynaTech 2 Fund	—	(37,254)	1,029,087	—	(882)	—	(631)	295,488	1,323,062	1,285,808	1,285,808
Multi-Asset Dynamic Multi-Strategy Portfolio	405,881	44,487	1,485	—	(1,494)	(483)	(7,076)	(27,737)	(35,305)	9,182	415,063

Midland National Life Insurance Company
Separate Account C
Statements of Changes in Net Assets
Year Ended December 31, 2021

		Net Increase							Net Increase (Decrease)	Total Increase	Net Assets
	Net Assets	(Decrease) in Net					Transfers	Interfund and Net	in Net Assets from	(Decrease) in	End of
	Beginning	Assets Resulting	Net	Transfers of	Transfers of	Transfers of	of Other	Transfers (to) from	Capital Share Transactions	Net Assets	Year
	of Year (a)	from Operations (b)	Premiums (c)	Policy Loans (d)	Surrenders (e)	Death Benefits (f)	Terminations (g)	General Account (h)	(i)=(c+d+e+f+g+h)	(j)=(b+i)	(k)=(a+j)
Delaware Ivy Variable Insurance Portfolios
Asset Strategy Portfolio	3,950,871	315,281	80,821	—	(355,266)	(300,164)	(93,384)	(171,508)	(839,501)	(524,220)	3,426,651
Balanced Portfolio	7,454,825	1,051,984	329,707	—	(159,517)	(594,509)	(175,269)	(5,146)	(604,734)	447,250	7,902,075
Global Value Equity Portfolio	1,093,882	159,843	89,056	—	(95,198)	(80,256)	(11,098)	20,653	(76,843)	83,000	1,176,882
Energy Portfolio	800,671	369,869	130,666	—	(112,320)	(76,760)	(23,108)	600,257	518,735	888,604	1,689,275
Global Bond Portfolio	1,044,085	(16,701)	94,593	—	(8,631)	(295,521)	(42,391)	(248,549)	(500,499)	(517,200)	526,885
Natural Resources Portfolio	638,931	168,767	43,911	—	(29,851)	(49,580)	(21,566)	41,911	(15,175)	153,592	792,523
Growth Portfolio	4,364,019	1,244,923	587,202	—	(192,472)	(260,719)	(103,701)	(776,409)	(746,099)	498,824	4,862,843
High Income Portfolio	14,059,607	635,124	1,066,639	—	(1,028,069)	(1,024,110)	(422,115)	(1,079,752)	(2,487,407)	(1,852,283)	12,207,324
International Core Equity Portfolio	7,775,781	965,672	452,469	—	(420,622)	(334,054)	(184,216)	(163,733)	(650,156)	315,516	8,091,297
Global Growth Portfolio	912,647	141,848	36,000	—	(67,126)	—	(4,613)	(31,395)	(67,134)	74,714	987,361
Mid Cap Growth Portfolio	12,968,074	2,083,023	2,759,966	—	(187,541)	(674,916)	(263,758)	(1,568,939)	64,812	2,147,835	15,115,909
Science and Technology Portfolio	16,169,446	2,290,125	1,789,735	—	(778,808)	(182,716)	(459,837)	(348,212)	20,162	2,310,287	18,479,733
Small Cap Growth Portfolio	6,879,809	220,044	203,727	—	(276,682)	(251,116)	(147,696)	(397,693)	(869,460)	(649,416)	6,230,393
SMID Cap Core Portfolio	12,291,898	2,279,972	1,604,025	—	(506,558)	(968,316)	(352,949)	(1,621,111)	(1,844,909)	435,063	12,726,961
Lazard Retirement Series, Inc.
International Equity Portfolio	1,161,559	54,759	109,233	—	(138,283)	(63,964)	(32,064)	(57,739)	(182,817)	(128,058)	1,033,501
Global Dynamic Multi Asset Portfolio	1,333,979	132,204	525,350	—	(23,826)	(132,549)	(42,110)	(326,392)	473	132,677	1,466,656
Legg Mason Partners Variable Equity Trust
Western Asset Variable Global High Yield Bond Portfolio	1,448,658	(8,976)	889,484	—	(76,796)	(1,183)	(102,528)	24,166	733,143	724,167	2,172,825
ClearBridge Variable Mid Cap Portfolio	10,335,598	2,887,232	3,107,340	—	(461,466)	(388,355)	(342,604)	250,662	2,165,577	5,052,809	15,388,407
ClearBridge Variable Dividend Strategy Portfolio	30,049,701	8,518,543	4,031,531	—	(561,798)	(759,547)	(2,215,150)	5,440,236	5,935,272	14,453,815	44,503,516
ClearBridge Variable Small Cap Growth Portfolio	5,195,487	583,455	2,052,270	—	(357,017)	(61,337)	(142,914)	(337,317)	1,153,685	1,737,140	6,932,627
ClearBridge Variable Aggressive Growth Portfolio	988,742	72,612	32,500	—	(62,010)	(12,559)	(28,454)	14,607	(55,916)	16,696	1,005,438
Western Asset Variable Core Bond Plus Portfolio	73,589,537	(2,674,002)	19,793,892	—	(2,824,527)	(3,287,264)	(3,049,467)	6,075,694	16,708,328	14,034,326	87,623,863
ClearBridge Variable Large Cap Growth Portfolio	19,100,602	4,232,831	7,309,481	—	(502,466)	(719,001)	(780,219)	(966,577)	4,341,218	8,574,049	27,674,651
Pioneer Variable Contracts Trust
Fund Portfolio	821,287	178,073	89,967	—	(11,528)	(230,167)	(2,747)	197,652	43,177	221,250	1,042,537
Bond Portfolio	49,841,041	(544,094)	10,157,429	—	(2,289,561)	(3,059,219)	(1,949,512)	4,158,161	7,017,298	6,473,204	56,314,245
Strategic Income Portfolio	13,675,201	64,203	1,365,206	—	(462,348)	(553,413)	(522,410)	1,143,672	970,707	1,034,910	14,710,111
Equity Income Portfolio	12,659,788	2,870,549	1,658,519	—	(919,910)	(710,752)	(403,146)	(407,757)	(783,046)	2,087,503	14,747,291
High Yield Portfolio	1,033,879	40,279	5,708	—	(53,345)	(41,127)	(52,546)	53,016	(88,294)	(48,015)	985,864
Prudential Series Funds
PGIM Jennison Focused Blend Portfolio	485,480	71,250	6	—	—	—	(6,007)	(3,319)	(9,320)	61,930	547,410
Natural Resources Portfolio	564,254	116,464	2,912	—	(108,316)	(10,982)	(7,769)	(27,413)	(151,568)	(35,104)	529,150
Mid-Cap Growth Portfolio	270,641	21,280	—	—	(60,680)	—	(11,514)	(8,202)	(80,396)	(59,116)	211,525
Royce Capital Fund
Micro-Cap Portfolio	387,137	96,649	30,163	—	(92,745)	—	(174)	(57,577)	(120,333)	(23,684)	363,453
Small Cap Portfolio	7,891,351	1,983,958	649,118	—	(570,594)	(578,239)	(333,473)	(624,746)	(1,457,934)	526,024	8,417,375
Alps Fund
Alerian Energy Infrastructure Portfolio	1,604,648	520,081	406,728	—	(118,857)	(255,415)	(33,404)	146,640	145,692	665,773	2,270,421
Red Rocks Global Opportunity Portfolio	1,697,631	389,962	196,828	—	(85,535)	(32,580)	(54,760)	76,445	100,398	490,360	2,187,991

Midland National Life Insurance Company
Separate Account C
Statements of Changes in Net Assets
Year Ended December 31, 2021

		Net Increase							Net Increase (Decrease)	Total Increase	Net Assets
	Net Assets	(Decrease) in Net					Transfers	Interfund and Net	in Net Assets from	(Decrease) in	End of
	Beginning	Assets Resulting	Net	Transfers of	Transfers of	Transfers of	of Other	Transfers (to) from	Capital Share Transactions	Net Assets	Year
	of Year (a)	from Operations (b)	Premiums (c)	Policy Loans (d)	Surrenders (e)	Death Benefits (f)	Terminations (g)	General Account (h)	(i)=(c+d+e+f+g+h)	(j)=(b+i)	(k)=(a+j)
American Funds IS
Asset Allocation Fund	88,570,731	12,795,410	25,985,240	—	(3,277,115)	(3,966,603)	(2,069,389)	1,115,029	17,787,162	30,582,572	119,153,303
Washington Mutual Investors Fund	36,024,945	9,649,241	10,162,788	—	(1,131,886)	(1,915,948)	(997,613)	(2,138,760)	3,978,581	13,627,822	49,652,767
Ultra-Short Bond Fund	22,701,543	(403,847)	9,591,980	—	(2,400,561)	(1,939,001)	(1,177,247)	(6,570,244)	(2,495,073)	(2,898,920)	19,802,623
Capital Income Builder Fund	16,723,670	2,281,726	3,283,846	—	(353,946)	(2,506,637)	(289,744)	646,804	780,323	3,062,049	19,785,719
Global Growth Fund	18,882,735	3,137,959	9,407,621	—	(486,935)	(741,221)	(508,959)	701,588	8,372,094	11,510,053	30,392,788
Capital World Growth and Income Fund	14,909,631	2,141,344	3,006,006	—	(294,140)	(749,957)	(436,661)	1,273,784	2,799,032	4,940,376	19,850,007
Global Small Capitalization Fund	5,852,838	251,047	2,790,589	—	(105,260)	(202,066)	(124,796)	(447,559)	1,910,908	2,161,955	8,014,793
Growth Fund	44,819,781	9,579,591	16,177,409	—	(1,604,073)	(2,682,705)	(1,252,117)	(52,406)	10,586,108	20,165,699	64,985,480
Growth-Income Fund	41,994,585	10,178,399	23,222,520	—	(1,391,793)	(3,838,179)	(1,099,018)	(3,520,887)	13,372,643	23,551,042	65,545,627
International Fund	8,717,502	(398,005)	4,226,318	—	(554,030)	(523,791)	(291,411)	232,541	3,089,627	2,691,622	11,409,124
International Growth and Income Fund	7,449,803	276,128	2,537,355	—	(238,913)	(687,674)	(200,631)	98,608	1,508,745	1,784,873	9,234,676
New World Fund	36,511,158	1,147,817	8,021,476	—	(1,267,827)	(1,934,593)	(1,083,293)	(801,498)	2,934,265	4,082,082	40,593,240
U.S. Government Securities Fund	34,858,071	(726,669)	11,863,707	—	(3,032,845)	(1,126,852)	(1,749,878)	(7,719,209)	(1,765,077)	(2,491,746)	32,366,325
Invesco Oppenheimer
International Growth Fund	15,661,018	1,449,344	7,927,620	—	(333,864)	(481,883)	(488,181)	(85,417)	6,538,275	7,987,619	23,648,637
T. Rowe Price
Blue Chip Growth Portfolio	55,679,399	9,260,475	14,889,878	—	(1,944,356)	(2,966,382)	(1,426,136)	(674,195)	7,878,809	17,139,284	72,818,683
Health Sciences Portfolio	23,872,615	3,017,188	6,949,689	—	(736,540)	(887,041)	(768,549)	470,989	5,028,548	8,045,736	31,918,351
John Hancock Variable Insurance Trust
Financial Industries Portfolio	778,002	305,277	576,855	—	(67,428)	(1,684)	(28,072)	1,630,157	2,109,828	2,415,105	3,193,107
Fundamental All Cap Core Portfolio	96,473	155,262	8,445	—	(20,764)	—	(1,510)	288,255	274,426	429,688	526,161
Select Bond Portfolio	317,121	(8,553)	181,300	—	(12,323)	(45,059)	(35,087)	11,527	100,358	91,805	408,926
Strategic Income Opportunities Portfolio	446,640	(4,125)	361,798	—	(731)	(3,577)	(37,919)	94,077	413,648	409,523	856,163
Federated Hermes
High Income Bond Portfolio	422,194	7,306	927,654	—	—	(25,239)	(51,588)	(111,004)	739,823	747,129	1,169,323
Kaufmann Portfolio	4,080,488	35,268	3,023,666	—	(66,658)	(235,864)	(135,623)	(861,504)	1,724,017	1,759,285	5,839,773
Managed Volatility Portfolio	68,794	30,027	303,649	—	(18,230)	—	(287)	79,446	364,578	394,605	463,399
Principal Variable Contracts
Blue Chip Fund	—	1,196	20,722	—	—	—	—	60,960	81,682	82,878	82,878
Equity Income Fund	—	5,048	129,628	—	—	—	(995)	1,495	130,128	135,176	135,176
Diversified Balance Fund	—	1,684	300,594	—	—	—	—	13,076	313,670	315,354	315,354
Diversified Growth Fund	—	9,272	256,887	—	—	—	—	(379)	256,508	265,780	265,780
Diversified Income Fund	—	11,365	36,500	—	—	—	—	732,386	768,886	780,251	780,251

Midland National Life Insurance Company
Separate Account C
Notes to Financial Statements

1.Organization and Significant Accounting Policies
Organization
Midland National Life Separate Account C (“Separate Account”), a unit investment trust pursuant to the provisions of the Investment Company Act of 1940 as amended, is a segregated investment account of Midland National Life Insurance Company (the “Company”) in accordance with the provisions of the Iowa Insurance laws. The assets and liabilities of the Separate Account are clearly identified and distinguished from the other assets and liabilities of the Company. The Separate Account consists of eleven insurance products,each with different characteristics and product features which result in varying charges. The Separate Account is used to fund variable annuity contracts of the Company. Sammons Financial Network, an affiliate, serves as the underwriter of the variable products.
Investments
The Separate Account invests in specified portfolios of Fidelity Variable Insurance Products (“VIPF”), American Century Variable Portfolios, Inc. (“ACVP”), MFS Variable Insurance Trust (“MFS”), Lord Abbett Series Fund, Inc. (“LAC”), Alger Fund (“FAM”), Calvert Variable Series, Inc. (“CAM”), Invesco Variable Insurance Funds (“INV”), J.P. Morgan Series Trust II (“JP”), Rydex Variable Trust (“RYDEX”), the Rydex Variable Insurance Funds ("RYDEX VIF"), the Guggenheim Variable Insurance Funds ("GVIF"), , ProFunds VP (“PF”), Van Eck Worldwide Insurance Trust (“Van Eck”), Janus Henderson Series (“JANUS”), PIMCO Variable Insurance Trust (“PIMCO”), Goldman Sachs Variable Insurance Trust (“Goldman”), Neuberger Berman Advisors Management Trust (“Neuberger”), the BNY Mellon Variable Investment Fund (“BNY”), the Morgan Stanley Variable Institutional Funds (“MSVIF”), the Northern Lights Variable Trust (“NLVT”), the AB Variable Products Series (“ABVPS”), the BlackRock Variable Series Fund, Inc. (“BRVS”), the Columbia Variable Portfolio (“CVP”), the DWS Variable Insurance Portfolios (“DEUT VIP”), the Eaton Vance Variable Trust (“EVVT”), the Delaware Variable Insurance Portfolios (“DEL”), the Franklin Templeton Variable Insurance Products Trust (“FTVIP”), the Delaware Ivy Variable Insurance Portfolios (“DEL IVY VIP”), the Lazard Retirement Series, Inc. (“LRS”), the Legg Mason Partners Variable Equity Trust (“LMVET”), the Pioneer Variable Contracts Trust (“PIONEER VCT”), the Prudential Series Funds (“PRUDENTIAL”), the Royce Capital Fund (“ROYCE”), the Alps Fund (“ALPS”), the American Funds IS (“AFIS”), the Invesco Oppenheimer (“INV OPP”), the T. Rowe Price (“T. ROWE”), the John Hancock Variable Insurance Trust (“JHVIT”) and the Federated Hermes (“FED H”), (collectively “the Funds”), each diversified open-end management companies registered under the Investment Company Act of 1940, as directed by participants. All of these portfolios have been in existence for more than two years. During 2021 the Separate Account began offering a new portfolio of funds, provided Principal Variable Contracts ("PRIN").
Effective March 29, 2018 the BRVS iShares Equity Appreciation Fund and the BRVS iShares Dynamic Fixed Income Fund were liquidated. The plan of liquidation and dissolution was approved by the Board of Trustees of BlackRock Variable Series. All policyowners were given the opportunity to transfer any values in this fund to any other option(s) of their choice without incurring a transfer charge. Any funds remaining at 3/29/2018 were transferred to the American Funds IS Ultra-Short Bond fund.

Midland National Life Insurance Company
Separate Account C
Notes to Financial Statements

Effective April 30, 2018 the INV Global Health Care Fund was renamed the INV Health Care Fund and the IVY VIP Dividend Opportunities Portfolio was renamed IVY VIP Global Equity Income Portfolio.
Effective May 1, 2018 the IVY VIP Balanced Portfolio, the PRUDENTIAL Natural Resources Portfolio, and the PRUDENTIAL SP Prudential US Emerging Growth Portfolio were closed to new investors.
Effective May 1, 2018 the Separate Account began offering a new portfolio of funds, provided by JHVIT. The funds available under this portfolio include the JHVIT Financial Industries Portfolio, the JHVIT Fundamental All Cap Core Portfolio, the JHVIT Select Bond Portfolio, and the JHVIT Strategic Income Opportunities Portfolio. In addition, the CAM SRI Balanced Portfolio was introduced on May 1, 2018.
Effective June 18, 2018 the BRVS Total Return Portfolio and the BRVS S&P 500 Portfolio were introduced.
Effective July 2, 2018 the Deutsche Variable Insurance Portfolio was renamed the DWS Variable Insurance Portfolios.
Effective July 30, 2018 the PIMCO Foreign Bond (USD-Hedged) Portfolio was renamed the PIMCO International Bond (USD-Hedged) Portfolio, the PIMCO Unconstrained Bond Adv Portfolio was renamed the PIMCO Dynamic Bond Adv Portfolio, and the PIMCO Global Bond Unhedged Portfolio was renamed the PIMCO Global Bond Opportunities Portfolio.
Effective July 15, 2018 the BRVS iShares Alternative Strategies Fund was closed to new investors and on August 31, 2018 the fund was liquidated. The plan of liquidation and dissolution was approved by the Board of Trustees of BlackRock Variable Series. All policyowners were given the opportunity to transfer any values in this fund to any other option(s) of their choice without incurring a transfer charge. Any funds remaining at August 31, 2018 were transferred to the American Funds IS Ultra-Short Bond Fund.
Effective January 1, 2019 the JANUS GI Unconstrained Bond Portfolio was closed to new investors and a subsequent liquidation occurred March 1, 2019. The plan of liquidation and dissolution was approved by the Board of Trustees of Janus Henderson Series. All policyowners were given the opportunity to transfer any values in this fund to any other option(s) of their choice without incurring a transfer charge. Any funds remaining at March 1, 2019 were transferred to the VIPF Government Money Market Portfolio.
Effective April 18, 2019 the ABVPS Real Estate Investment Portfolio was liquidated. The plan of liquidation and dissolution was approved by the Board of Trustees of the AB Variable Products Series. All policyowners were given the opportunity to transfer any values in this fund to any other option(s) of their choice without incurring a transfer charge. Any funds remaining at April 18, 2019 were transferred to the VIPF Government Money Market Portfolio Service Class 2.

Midland National Life Insurance Company
Separate Account C
Notes to Financial Statements

Effective April 29, 2019 the OPP Global Multi-Alternatives Fund was liquidated. The plan of liquidation and dissolution was approved by the Board of Trustees of the Oppenheimer Fund. All policyowners were given the opportunity to transfer any values in this fund to any other option(s) of their choice without incurring a transfer charge. Any funds remaining at April 29, 2019 will be transferred to the VIPF Government Money Market Portfolio Service Class 2.
Effective April 30, 2019 the MSVIF Mid Cap Growth Portfolio was renamed the MSVIF Discovery Portfolio.
Effective May 1, 2019 the Separate Account began offering a new portfolio of funds, provided by Federated (“FED”). The funds available under this portfolio include the FED High Income Bond Portfolio, the FED Kaufmann Portfolio, and the FED Managed Volatility Portfolio. In addition, the ACVP Balanced Fund, the ACVP Income & Growth Fund, and the MFS Global Real Estate Portfolio were introduced on May 1, 2019.
Effective May 1, 2019 the LMVET ClearBridge Variable Aggressive Growth Portfolio, the VIPF Value Strategies Portfolio, the JHVIT Fundamental All Cap Core Portfolio, the RYDEX VIF Biotechnology Fund, and the RYDEX VIF S&P MidCap 400 Pure Growth Fund were closed to new investors.
Effective May 1, 2019 the BRVS iShares Dynamic Allocation Fund was renamed the BRVS 60/40 Target Allocation ETF Fund.
Effective May 28, 2019 all Oppenheimer Funds were transitioned into INV OPP.
Effective June 1, 2019 the MFS International Value Portfolio was renamed the MFS International Intrinsic Value Portfolio.
Effective June 3, 2019 the Dreyfus Variable Investment Fund was renamed the BNY.
Effective July 1, 2019, the LAC International Opportunities Portfolio was closed to new investors and on July 31, 2019 the portfolio was liquidated. The plan of liquidation and dissolution was approved by the Board of Trustees of Lord Abbett Series Fund, Inc. All policyowners were given the opportunity to transfer any values in this fund to any other option(s) of their choice without incurring a transfer charge. Any funds remaining at July 31, 2019 were transferred to the VIPF Government Money Market Portfolio.
Effective October 1, 2019 the PIMCO Global Multi-Asset Managed Allocation Portfolio was renamed the PIMCO Global Managed Asset Allocation Portfolio.
Effective October 4, 2019 all FILS Funds were transitioned into the DEL.
Effective October 4, 2019 the DEL Total Return Portfolio, the DEL International Portfolio, the DEL Opportunity Portfolio, and the DEL Covered Call Strategy Portfolio were closed to new investors.

Midland National Life Insurance Company
Separate Account C
Notes to Financial Statements

Effective November 15, 2019, four PF funds had reverse share splits as shown in the following table.

Split Ratio
Fund	(New to Old Shares)
PF Ultrashort Dow 30 Portfolio	1:8
PF Short NASDAQ-100 Portfolio	1:4
PF Short Dow 30 Portfolio	1:4
PF Short International Portfolio	1:4
Effective November 15, 2019, one PF fund had a forward share split as shown in the following table.

Split Ratio
Fund	(New to Old Shares)
PF Internet Portfolio	3:1
Effective April 28, 2020, all the FED funds were renamed the FED H.
Effective April 29, 2020, the JANUS Global Technology Portfolio was renamed the JANUS Global Technology and Innovation Portfolio.
Effective April 30, 2020, the ALPS Red Rocks Listed Private Equity Portfolio was renamed the ALPS Red Rocks Global Opportunity
Effective April 30, 2020, the BNY Mellon International Value Portfolio was closed to new investors and liquidated. The plan of liquidation and dissolution was approved by the Board of Trustees of BNY Mellon Variable Investment Fund. All policyowners were given the opportunity to transfer any values in this fund to any other option(s) of their choice without incurring a transfer charge. Any funds remaining at April 28, 2020 were transferred to the PF Money Market Portfolio.
Effective May 1, 2020, the VIPF International Capital Appreciation Portfolio and the CVP Strategic Income Portfolio were introduced. In addition, the JANUS Overseas Portfolio was reopened to new investors.
Effective May 1, 2020, the Van Eck Unconstrained Emerging Markets Bond Fund was renamed the Van Eck Emerging Markets Bond Fund and the NLVT Power Dividend Index Fund was closed to new investors.
Effective August 21, 2020, one RYDEX fund had a reverse share split as shown in the following table.

Midland National Life Insurance Company
Separate Account C
Notes to Financial Statements

Split Ratio
Fund	(New to Old Shares)
RYDEX Inverse Dow 2x Strategy Fund	1:5
Effective September 24, 2020, the DEL Covered Call Strategy Portfolio was closed to new investors and on December 11, 2020 the portfolio was liquidated. The plan of liquidation and dissolution was approved by the Board of Trustees of Delaware Variable Insurance Portfolio Trust. All policyowners were given the opportunity to transfer any values in this fund to any other option(s) of their choice without incurring a transfer charge. Any funds remaining at December 11, 2020 were transferred to the VIPF Government Money Market Portfolio Service Class 2.
Effective September 25, 2020, the ACVP Income and Growth Fund was renamed the ACVP Disciplined Core Value Fund.
Effective December 11, 2020, four PF funds had a reverse share splits as shown in the following table.

Split Ratio
Fund	(New to Old Shares)
PF UltraBull Portfolio	1:4
PF UltraShort NASDAQ-100 Portfolio	1:4
PF Short Small-Cap Portfolio	1:4
PF UltraShort Dow 30 Portfolio	1:5
Effective December 11, 2020, one PF fund had a forward share split as shown in the following table.

Split Ratio
Fund	(New to Old Shares)
PF Ultra NASDAQ-100 Portfolio	2:1
Effective February 12, 2021 the NLVT Power Income Fund was closed and on March 18, 2021, the fund was liquidated. The plan of liquidation and dissolution was approved by the Board of Trustees of Northern Lights Variable Trust. All policyowners were given the opportunity to transfer any values in this fund to any other option(s) of their choice without incurring a transfer charge. Any funds remaining at March 18, 2021 were transferred to the VIPF Government Money Market Portfolio Service Class 2.
Effective April 26, 2021, the PF Access VP High Yield Fund was renamed the PF Profund Access VP High Yield Fund.
Effective April 30, 2021, the Invesco Oppenheimer Fund (“INV OPP”) was renamed the Invesco Variable Insurance Fund (“INV”). In addition, the INV OPP Total Return Bond Fund was renamed the INV Core Bond Fund, the INV Mid Cap Core Equity Fund was renamed the INV Main Street

Midland National Life Insurance Company
Separate Account C
Notes to Financial Statements

Mid Cap Fund, the ALPS Red Rocks Listed Private Equity Portfolio was renamed the ALPS Red Rocks Global Opportunity Portfolio, and the Van Eck Global Hard Assets Fund was renamed the Van Eck Global Resources Fund.
Effective April 30, 2021, the INV Managed Volatility Fund merged with the INV Equity and Income Fund and the INV Value Opportunities Fund merged with the INV American Value Fund.
Effective May 1, 2021, the PIONEER VCT Fund Portfolio was reopened to new investors. In addition, the AFIS Blue Chip Income and Growth Fund was renamed the AFIS Washington Mutual Investors Fund, the AFIS Global Growth and Income Fund was renamed the AFIS Capital World Growth and Income Fund, and the AFIS US Government/AAA-Rated Securities Fund was renamed the AFIS US Government Securities Fund.
Effective May 1, 2021, eight new funds were introduced including the CVP Emerging Markets Portfolio, the DEUT VIP High Income Portfolio, the VIPF Investment Grade Bond Portfolio, the INV Balanced-Risk Allocation Fund, INV Core Plus Bond Fund, INV Diversified Dividend Fund, INV Equity and Income Fund, and the INV Small Cap Equity Fund.
Effective May 1, 2021, the Separate Account began offering a new portfolio of funds, provided by Principal VC (“PRIN”). This portfolio consists of five funds, the PRIN Blue Chip Fund, the PRIN Equity Income Fund, the PRIN Diversified Balanced Fund, the PRIN Diversified Growth Fund, and the PRIN Diversified Income Fund.
Effective May 1, 2021, thirteen funds were closed to new investors. These included the DEUT VIP Small Mid Cap Value Portfolio, the VIPF High Income Portfolio, the FTVIP Mutual Global Discovery Fund, the FTVIP Mutual Shares Fund, the IVY VIP Energy Portfolio, the IVY VIP Global Bond Portfolio, the IVY VIP Growth Portfolio, the IVY VIP High Income Portfolio, the IVY VIP International Core Equity Portfolio, the IVY VIP Mid Cap Growth Portfolio, the IVY VIP Natural Resources Portfolio, the IVY VIP Science and Technology Portfolio, and the IVY VIP Small Cap Growth Portfolio.
Effective May 1, 2021, the PRUDENTIAL Jenn 20/20 Focus Portfolio was renamed the PRUDENTIAL PGIM Jennison Focused Blend Portfolio and the PRUDENTIAL US Emerging Growth Portfolio was renamed the PRUDENTIAL Mid-Cap Growth Portfolio.
Effective May 5, 2021, the LAC Developing Growth Portfolio was closed to new investors.
Effective July 1, 2021, the Ivy Funds Variable Insurance Portfolio (“IVY VIP”) was renamed the DEL IVY VIP.
Effective August 2, 2021, two new funds were introduced including the FTVIP DynaTech 2 Fund and the INV Equally Weighted S&P 500 Fund.
Effective August 2, 2021 the DEL IVY VIP Small Cap Core Portfolio was closed to new investors.

Midland National Life Insurance Company
Separate Account C
Notes to Financial Statements

Effective August 7, 2021 the QS Legg Mason Partners Variable Income Trust (“LMVIT”) Dynamic Multi-Strategy Portfolio was renamed the FTVIP Multi-Asset Dynamic Multi-Strategy Portfolio.
Effective September 30, 2021 the DEL IVY VIP Global Bond Portfolio was closed.
Effective November 15, 2021 the DEL IVY VIP Small Cap Core Portfolio was renamed the DEL IVY VIP SMID Cap Core Portfolio.
Effective April 27, 2022, the DEL IVY VIP Global Bond Fund was liquidated. The plan of liquidation and dissolution was been approved by the Board of Trustees of Ivy Variable Insurance Portfolios. All policyowners were given the opportunity to transfer any values in this fund to any other option(s) of their choice without incurring a transfer charge. Any funds remaining at April 27, 2022 were transferred to the VIPF Government Money Market Portfolio Service Class 2.

Effective April 29, 2022, the INV Core Bond Fund merged with the INV Core Plus Bond Fund and the INV International Growth Fund was renamed the INV International Equity Fund.
Effective August 1, 2022 the DEL IVY VIP Global Equity Income Portfolio was renamed the DEL IVY VIP Global Value Equity Portfolio.

Effective August 19, 2022, the FTVIP Multi-Asset Dynamic Multi-Strategy VIT Fund was liquidated.

Effective November 1, 2022, the VIPF Government Money Market Portfolio Service Class 2 Fund was reopened.

As of December 31, 2022, the PF Short Emerging Markets Fund, the RYDEX Inverse Dow 2x Strategy Fund, and the RYDEX NASDAQ-100 2x Strategy Fund were available for investment but had no assets and had no activity during 2022 or 2021. The PF Short NASDAQ-100 Fund was also available for investment but had no assets or activity during 2022.

Fair Value
Investments in shares of the Funds are valued at the net asset values (fair values) of the respective portfolios of the Funds corresponding to the investment portfolios of the Separate Account. Investment transactions are recorded on the trade date (the date the order to buy or sell is executed). Dividends are automatically reinvested in shares of the Funds.
Current accounting standards define fair value as based on an exit price, which is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value standards also establish a hierarchical disclosure framework which prioritizes and ranks the level of market price observability used in measuring financial instruments at fair value. Market price observability is affected by a number of factors, including the type of instrument and the characteristics specific to the instrument. Financial instruments with readily available active quoted prices or for which fair value can be measured from actively quoted prices generally will have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

Midland National Life Insurance Company
Separate Account C
Notes to Financial Statements

The Company determines the fair value of its investments, in the absence of observable market prices, using the valuation methodologies described below applied on a consistent basis. For some investments, market activity may be minimal or nonexistent and management’s determination of fair value is then based on the best information available in the circumstances and may incorporate management’s own assumptions, which involves a significant degree of judgment.
Financial instruments measured and reported at fair value are classified and disclosed in one of the following categories.
Level 1 – Quoted prices are available in active markets for identical financial instruments as of the reporting date. The types of financial instruments included in Level 1 are mutual funds. As required by the fair value measurements guidance, the Company does not adjust the quoted price for these financial instruments, even in situations where it holds a large position and a sale could reasonably impact the quoted price.
Level 2 – Fair values are based on quoted prices for similar assets or liabilities in active and inactive markets. Inactive markets involve few transactions for similar assets or liabilities and the prices are not current or price quotations vary substantially over time or among market makers, which would include some broker quotes. Level 2 inputs also include corroborated market data such as interest rate spreads, yield curves, volatilities, prepayment speeds, credit risks and default rates. The Company does not hold any Level 2 securities in the Separate Account.
Level 3 – Pricing inputs are unobservable for the financial instrument and include situations where there is little, if any, market activity for the financial instrument. These inputs may reflect the Company’s estimates of the assumptions that market participants would use in valuing the financial instruments. The Company does not hold any Level 3 securities in the Separate Account.
In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, a financial instrument’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the financial instrument.
At December 31, 2022, the Company's investments were classified as follows:

	Quoted prices	Significant
	in active	other	Significant
	markets for	observable	unobservable
	identical assets	inputs	inputs
Assets	(Level 1)	(Level 2)	(Level 3)	Total
Mutual Funds	$2,085,225,665	$—	$—	$2,085,225,665
The first-in, first-out (“FIFO”) method is used to determine realized gains and losses on investments. Dividend and capital gain distributions are recorded as income on the ex-dividend date.

Midland National Life Insurance Company
Separate Account C
Notes to Financial Statements

The Separate Account had no liabilities or changes in liabilities as of and for the year ended December 31, 2022.
The contracts do not provide for a variable payout option; therefore all assets in the Separate Account are in the accumulation phase.

Federal Income Taxes
The operations of the Separate Account are included in the federal income tax return of the Company. Under the provisions of the policies, the Company has the right to charge the Separate Account for federal income tax attributable to the Separate Account. No charge is currently being made against the Separate Account for such tax since, under current law, the Company pays no tax on investment income and capital gains reflected in variable annuity policy reserves. However, the Company retains the right to charge for any federal income tax incurred which is attributable to the Separate Account if the law is changed. Charges for state and local taxes, if any, attributable to the Separate Account may also be made.
Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
Related Party Transactions
The Company has an indirect interest in and pays investment management fees to an affiliate, Guggenheim Partners Investment Management Inc. The fees are calculated based on the average fair value of invested assets under management multiplied by a contractual rate. The Guggenheim Variable Insurance Funds and the Rydex Variable Trust Funds are managed by indirect affiliates of the Company. The sponsor company, Midland National Life Insurance Company, pays fees to an affiliate of Guggenheim for providing administrative services on certain variable annuity products.
Subsequent Events
The Separate Account has evaluated subsequent events through April 14, 2023, which is the date the financial statements were available to be issued. Excluding the events below there are no additional transactions that require disclosure in the financial statements.

Effective January 24, 2023 the ALPS Red Rocks Global Opportunity Portfolio will be renamed the ALPS Global Opportunity Portfolio.

Effective March 13, 2023 the PF UltraShort Nasdaq-100 will have a 1:5 reverse share split.

Effective March 17, 2023 the PF Oil & Gas Fund will be renamed the PF Energy Fund.

Effective March 17, 2023 the PF Basic Materials Fund will be renamed the PF Materials Fund.

Midland National Life Insurance Company
Separate Account C
Notes to Financial Statements

Effective March 17, 2023 the PF Consumer Goods Fund will be renamed the PF Consumer Staples Fund.

Effective March 17, 2023 the PF Consumer Services Fund will be renamed the PF Consumer Discretionary Fund.

Effective March 17, 2023 the PF Telecommunications Fund will be renamed the PF Communication Services Fund.

Effective May 1, 2023 the ABVPS Small/Mid Cap Value Portfolio will be renamed the ABVPS Discovery Value Portfolio.

Effective May 1, 2023 the JP Trust Core Bond Portfolio and the JP Trust Small Cap Core Portfolio will be adopted by Lincoln Financial Variable Insurance Portfolios ("LFVIP").

Effective August 1, 2023, the AFIS Global Balanced Portfolio, the AFIS The Bond Fd of America Portfolio, the CVP Select Mid Cap Value Portfolio, the CVP Small Cap Value Portfolio, the VIPF Energy Service Portfolio, the FTVIP Global Real Estate Portfolio, the FTVIP VolSmart Allocation Portfolio, the T. ROWE Equity Income Portfolio, and the T. ROWE Mid-Cap Growth Portfolio will be introduced. In addition, the ABVPS Dynamic Asset Allocation Portfolio, the PIONEER VCT Strategic Income Portfolio, the RYDEX VIF S&P 500 Pure Growth Fund, and the LMVET Western Asset Variable Global High Yield Bond Portfolios will be closed to new investors.
2.Expenses
The Company is compensated for certain expenses as described below. The rates of each applicable charge are described in the Separate Account’s prospectus.
•A contract administration fee is charged to cover the Company’s record keeping and other administrative expenses incurred to operate the Separate Account. This fee is allocated to the individual portfolios of the Funds based on the net asset value of the portfolios in proportion to the total net asset value of the Separate Account.
•A mortality and expense risk charge is charged in return for the Company’s assumption of risks associated with adverse mortality experience or excess administrative expenses in connection with policies issued. This fee is charged directly to the individual portfolios of the Funds based on the net asset value of the portfolio.
•A transfer charge is imposed on each transfer between portfolios of the Separate Account in excess of a stipulated number of transfers in any one contract year. A deferred sales charge may be imposed in the event of a full or partial withdrawal within the stipulated number of years.
The rates of each applicable charge depending on the product are summarized below.

Midland National Life Insurance Company
Separate Account C
Notes to Financial Statements

Product	M&E Charge	Admin Fee	Maintenance Fee
Midland National Advantage Variable Annuity*	0.95%	0.00%	$30.00
Midland National Advantage II*	1.40%	0.00%	$30.00
Midland National Advantage III*	1.35%	0.00%	$30.00
Midland National MNL Advisor*	1.55%	0.00%	$30.00
Midland National Variable Annuity*	1.25%	0.15%	$33.00
Midland National Variable Annuity II*	1.25%	0.15%	$35.00
Midland National Vector Variable Annuity*	0.85% to 1.10%	0.45%	$30.00
Midland National Vector II Variable Annuity*	1.20% to 1.45%	0.45%	$30.00
Sammons Retirement Solutions LiveWell Variable Annuity	1.00% to 1.30%	0.35%	$40.00
Sammons Retirement Solutions LiveWell Freedom Variable Annuity	0.90%	0.35%	$40.00
Sammons Retirement Solutions LiveWell Dynamic Annuity	1.00%	0.35%	$—

*New contracts are no longer being issued for this product

Midland National Life Insurance Company
Separate Account C
Notes to Financial Statements

3.Purchases and Sales of Investment Securities
The aggregate cost of purchases and proceeds from sales of investments for the years ended December 31, 2022 and 2021 were as follows:

	2022		2021
Portfolio	Purchases	Sales	Purchases	Sales

Fidelity Variable Insurance Products
Government Money Market Portfolio	$4,536,385	$6,114,865	$3,922,105	$2,529,257
High Income Portfolio	392,109	1,199,811	1,925,975	2,528,595
Equity-Income Portfolio	949,068	925,640	1,141,538	1,134,325
Growth Portfolio	915,737	1,127,041	2,761,722	1,196,316
Overseas Portfolio	569,689	815,435	1,777,542	2,353,199
Mid Cap Portfolio	3,739,395	4,022,540	8,052,497	4,888,436
Asset Manager Portfolio	99,080	38,035	27,031	191,401
Investment Grade Bond Portfolio	1,428,888	812,970	1,162,703	365,036
Index 500 Portfolio	815,310	2,738,755	1,390,150	4,161,539
Contrafund Portfolio	7,022,425	8,444,581	15,152,944	9,280,196
Asset Manager: Growth Portfolio	108,935	64,978	52,397	66,070
Balanced Portfolio	310,881	465,379	977,209	1,058,580
Growth & Income Portfolio	940,615	420,480	797,696	683,453
Growth Opportunities Portfolio	17,097,586	7,645,164	24,853,538	8,189,327
Value Strategies Portfolio	721,692	1,087,096	2,008,062	2,042,822
Strategic Income Portfolio	2,664,156	3,517,594	5,743,612	2,267,370
Emerging Markets Portfolio	1,340,446	1,403,624	4,464,999	2,644,294
Real Estate Portfolio	3,723,714	4,799,754	3,924,382	4,025,282
Funds Manager 50% Portfolio	3,212,151	2,488,161	2,059,491	4,595,727
Funds Manager 70% Portfolio	1,304,173	452,782	1,406,606	417,042
Funds Manager 85% Portfolio	1,148,444	395,970	502,756	117,822
Government Money Market Portfolio Service Class 2	22,791,619	15,671,459	2,531,390	3,149,333
International Capital Appreciation Portfolio	2,422,554	601,460	2,627,086	324,794
American Century Variable Portfolios, Inc.
Balanced Fund	2,680,021	1,279,148	5,808,719	4,348,950
Capital Appreciation Fund	489,140	660,978	779,359	366,992
International Fund	788,369	595,690	1,202,701	1,569,072
Value Fund	20,229,079	17,227,600	17,035,960	13,926,110
Disciplined Core Value Fund	3,732,382	2,402,032	5,346,963	1,606,921
Inflation Protection Fund	6,317,776	6,502,073	6,812,912	2,109,752
Large Company Value Fund	1,361,345	406,787	495,772	418,000
Mid Cap Value Fund	12,851,751	8,056,434	8,587,886	5,506,722
Ultra Fund	3,851,353	2,878,590	4,924,180	4,395,583
MFS Variable Insurance Trust
Research Series	216,063	249,244	879,224	887,967
Growth Series	210,613	344,641	1,523,575	1,274,955
Investors Trust Series	137,555	197,342	370,103	163,707
New Discovery Series	4,567,201	1,699,303	3,586,293	2,086,924
Corporate Bond Portfolio	1,116,977	1,728,686	3,096,239	2,433,572
Emerging Markets Equity Portfolio	1,398,184	514,180	1,810,769	774,768

Midland National Life Insurance Company
Separate Account C
Notes to Financial Statements

	2022		2021
Portfolio	Purchases	Sales	Purchases	Sales
Technology Portfolio	2,528,088	2,552,699	3,223,467	3,023,587
Global Tactical Allocation Portfolio	250,768	335,235	327,063	284,879
International Intrinsic Value Portfolio	1,904,772	2,647,754	3,645,929	3,191,719
Utilities Series Portfolio	8,725,773	4,062,792	2,663,165	2,817,136
Blended Research Core Equity Portfolio	2,176,129	475,475	1,291,487	445,002
Global Real Estate Portfolio	939,738	298,787	482,125	244,916
Lord Abbett Series Fund, Inc.
Growth & Income Portfolio	359,192	456,466	569,954	362,497
Mid-Cap Stock Portfolio	150,761	463,345	962,390	992,335
Bond-Debenture Portfolio	6,937,880	6,750,806	13,885,535	5,473,705
Fundamental Equity Portfolio	656,361	510,471	1,198,469	804,272
Developing Growth Portfolio	522,938	1,370,852	5,349,607	1,951,800
Short Duration Income Portfolio	7,805,389	10,566,727	14,100,193	10,672,063
Alger Fund
LargeCap Growth Portfolio	729,273	882,335	1,815,069	2,395,421
MidCap Growth Portfolio	574,253	630,748	2,983,885	1,804,749
Capital Appreciation Portfolio	327,663	931,036	1,530,089	1,577,372
SmallCap Growth Portfolio	112,935	49,986	321,153	98,507
Capital Appreciation Portfolio Class S	7,983,384	6,995,183	15,523,855	9,602,799
Calvert Variable Series, Inc.
Mid Cap Growth Portfolio	890,048	735,449	897,725	1,240,931
S&P 500 Index Portfolio	443,382	1,149,444	874,315	808,291
SRI Balanced Portfolio	2,025,712	829,549	3,295,695	361,583
Invesco Variable Insurance Funds
Technology Fund	373,109	361,976	586,730	1,119,638
Diversified Dividend Fund	3,863,025	1,138,398	833,440	722,089
Health Care Fund	226,288	145,661	364,434	691,826
Global Real Estate Fund	48,708	62,685	3,689	12,857
International Equity Fund	75,405	37,595	197,205	272,779
Main Street Mid Cap Fund	127,003	98,321	77,651	172,336
Core Bond Fund	1,168,603	4,895,820	1,759,980	1,084,089
Discovery Mid Cap Growth Fund	3,142,834	1,514,157	4,191,065	1,052,586
Global Fund	3,252,940	1,133,867	2,172,344	1,385,475
Main Street Fund	5,040,587	1,571,080	2,401,929	2,516,773
Main Street Small Cap Fund	3,576,206	2,169,625	3,600,522	1,688,864
Balanced-Risk Allocation Fund	509,176	205,464	239,596	1,400
Core Plus Bond Fund	5,049,794	761,994	604,385	262,172
Equity and Income Fund	4,398,582	1,769,301	3,725,178	130,589
Small Cap Equity Fund	2,174,202	617,005	1,564,692	48,221
Equally Weighted S&P 500 Fund	5,682,191	2,654,761	1,449,510	3,491
Growth and Income Portfolio	109,378	133,269	187,900	262,065
American Value Fund	64,591	44,402	48,948	78,280
J.P. Morgan Series Trust II
Core Bond Portfolio	127,636	286,189	345,203	340,533
Small Cap Core Portfolio	661,577	646,987	1,089,790	1,008,825

Midland National Life Insurance Company
Separate Account C
Notes to Financial Statements

	2022		2021
Portfolio	Purchases	Sales	Purchases	Sales
Rydex Variable Trust
Nova Fund	245,826	574,441	1,536,476	1,147,704
NASDAQ-100 Fund	133,510	1,012,080	3,087,862	3,504,891
U.S. Government Money Market Fund	402,045	273,612	49,998	9,119
Inverse S&P 500 Strategy Fund	186,231	1,022,226	885,922	12,275
Inverse NASDAQ-100 Strategy Fund	202,129	199,457	133,431	127,226
Inverse Government Long Bond Strategy Fund	45,546	42,936	30,093	34,175
Government Long Bond 1.2x Strategy	2,893	2,991	15,171	133,046
NASDAQ-100 2x Strategy Fund	—	—	—	—
Inverse Dow 2x Strategy Fund	—	—	—	—
Rydex Variable Insurance Funds
Biotechnology Fund	480,449	1,102,658	922,778	2,595,618
S&P 500 Pure Growth Fund	4,326,954	1,736,568	1,665,861	1,631,430
S&P MidCap 400 Pure Growth Fund	363,191	195,512	251,810	345,369
Guggenheim Variable Insurance Funds
Long Short Equity Fund	34,204	174,509	217,046	464,387
Multi-Hedge Strategies Fund	291,384	370,826	271,744	745,995
Global Managed Futures Strategy Fund	2,070,781	982,177	128,380	147,767
Small Cap Value Fund	2,213,042	1,511,203	2,616,391	1,683,329
ProFunds VP
Profund Access VP High Yield Fund	82,428	82,971	956	5,485
Asia 30	12,893	14,751	107,988	67,608
Banks	22,951	65,178	143,768	114,855
Basic Materials	32,752	36,657	184,189	174,131
Bear	309	225	35,147	51,382
Biotechnology	196,126	187,892	45,963	60,548
Bull	301,609	422,226	406,485	139,756
Consumer Goods	96,835	103,128	92,608	158,616
Consumer Services	34,835	60,697	17,637	54,729
Dow 30	111,348	17,192	16,274	165,872
Emerging Markets	26,440	31,311	223	6,052
Europe 30	22,328	23,204	10,484	13,410
Falling U.S. Dollar	17,659	18,281	11,275	11,050
Financials	11,889	20,828	115,784	112,895
Health Care	397,717	260,673	71,394	191,473
Industrials	47,722	70,412	160,165	231,533
International	1,599	4,586	25,276	29,660
Internet	209,993	132,762	195,211	148,217
Japan	9,825	12,358	7,283	1,687
Large-Cap Growth	278,827	567,748	557,988	412,483
Large-Cap Value	558,261	413,837	38,366	63,888
Mid-Cap	52,314	40,225	127,480	151,657
Mid-Cap Growth	96,732	47,168	400,825	425,043
Mid-Cap Value	43,647	24,160	111,663	108,595
Government Money Market	2,419,115	1,610,894	2,324,505	4,048,310
Oil & Gas	218,794	347,288	268,385	225,455
NASDAQ-100	241,240	378,429	499,054	584,746
Pharmaceuticals	14,693	20,313	3,147	4,404
Precious Metals	440,559	476,392	568,194	599,815

Midland National Life Insurance Company
Separate Account C
Notes to Financial Statements

	2022		2021
Portfolio	Purchases	Sales	Purchases	Sales
Real Estate	96,311	163,495	91,037	59,151
Rising Rates Opportunity	5	1,719	670	8,233
Semiconductor	135,604	143,872	227,564	237,118
Short Dow 30	1,542	1,585	—	7,555
Short Emerging Markets	—	—	—	—
Short International	3,532	3,707	—	167
Short Mid-Cap	1,483	1,519	769	37
Short NASDAQ-100	—	—	—	3,394
Short Small-Cap	—	88	—	987
Small-Cap	64,319	59,168	82,359	86,307
Small-Cap Growth	45,145	51,093	394,642	442,908
Small-Cap Value	22,948	18,614	230,951	359,007
Technology	199,900	218,137	442,928	620,339
Telecommunications	1,452	2,295	7,696	10,246
U.S. Government Plus	108,819	288,354	176,356	135,725
UltraBull	332,470	396,996	266,879	457,274
UltraMid-Cap	326,921	413,773	290,056	442,810
UltraNASDAQ-100	728,754	838,017	768,999	429,130
UltraShort Dow 30	—	217	597	111
UltraShort NASDAQ-100	—	359	699	389
UltraSmall-Cap	107,387	258,193	205,429	296,350
Utilities	247,251	117,367	51,142	91,261
VanEck Worldwide Insurance Trust
Global Resources Fund	4,369,860	2,930,542	3,895,019	5,760,482
Emerging Markets Fund	262,603	231,497	398,092	429,411
Emerging Markets Bond Fund	150,156	160,046	50,244	162,412
Janus Henderson Series
Global Technology and Innovation Portfolio	4,903,280	3,473,619	7,594,681	4,675,738
Overseas Portfolio	420,970	402,000	761,494	308,395
Research Portfolio	77,592	89,855	25,924	357,559
Enterprise Services Portfolio	9,920,383	5,262,165	10,074,203	3,798,286
Global Research Portfolio	980,783	657,843	688,750	267,607
Mid Cap Value Portfolio	1,869,359	1,320,041	1,340,255	1,270,356
Balanced Portfolio	19,058,726	13,299,228	31,778,671	7,260,460
Flexible Bond Portfolio	1,360,218	3,185,756	4,163,671	2,280,811
PIMCO Variable Insurance Trust
Total Return Portfolio	6,087,616	11,810,957	12,206,598	11,781,038
Low Duration Portfolio	7,654,510	12,176,513	17,289,217	8,335,346
High Yield Portfolio	8,682,446	8,618,191	5,352,033	5,208,332
Real Return Portfolio	8,825,800	8,130,017	10,140,889	6,109,607
All Asset Portfolio	1,541,892	1,425,717	1,349,430	1,614,002
Global Managed Asset Allocation Portfolio	227,448	136,894	400,472	81,237
Short-Term Portfolio	38,308,450	25,075,722	16,761,058	29,625,886
Emerging Markets Bond Portfolio	306,886	288,219	552,757	541,952
Global Bond Opportunities Portfolio	68,804	54,459	24,401	92,679
Commodity Real Return Strategy Portfolio	7,159,941	4,434,405	2,127,954	1,834,466
International Bond (USD-Hedged) Portfolio	598,811	570,205	1,132,189	578,115
Dynamic Bond Adv Portfolio	942,175	992,413	1,109,920	804,820
Income Advisor Portfolio	4,689,131	5,182,211	10,273,428	2,950,565

Midland National Life Insurance Company
Separate Account C
Notes to Financial Statements

	2022		2021
Portfolio	Purchases	Sales	Purchases	Sales
Goldman Sachs Variable Insurance Trust
Small Cap Equity Insights Fund	453,901	745,576	1,365,648	722,497
Large Cap Value Fund	393,398	371,542	547,487	141,800
Mid Cap Value Fund	655,013	743,105	996,442	928,544
Neuberger Berman Advisors Management Trust
Mid-Cap Growth Portfolio	170,790	281,736	663,216	552,785
AMT Mid Cap Intrinsic Value Portfolio	211,674	335,194	1,998,755	1,696,541
BNY Mellon Variable Investment Fund
Appreciation Portfolio	208,226	340,342	481,850	251,619
Sustainable U.S. Equity Portfolio	1,561	295	901	15,655
Morgan Stanley Variable Institutional Funds
Emerging Markets Debt Portfolio	19,243	21,969	2,119	2,370
Emerging Markets Equity Portfolio	146,518	152,129	16,361	68,524
Discovery Portfolio	29,074	6,006	47,845	83,560
U.S. Real Estate Portfolio	33,987	25,472	21,939	47,500
Northern Lights Variable Trust
Power Dividend Index Fund	20,085	48,952	76,288	381,021
AB Variable Products Series
Dynamic Asset Allocation Portfolio	1,071,093	432,170	195,289	410,387
Small Cap Growth Portfolio	12,727	269	138,339	137,280
Small Mid Cap Value Portfolio	3,598,281	1,794,848	4,297,110	2,027,808
BlackRock Variable Series Fund, Inc.
Basic Value Fund	1,899,270	789,479	1,400,825	758,276
Capital Appreciation Fund	67,192	463,372	252,025	189,367
Equity Dividend Fund	8,886,644	5,680,794	10,820,517	2,482,491
Global Allocation Fund	943,976	2,755,353	5,581,844	3,359,036
Advantage Large Cap Core Fund	92,934	118,580	238,514	102,092
Large Cap Focus Growth Fund	2,723,555	3,238,699	5,909,839	3,606,608
60/40 Target Allocation ETF Fund	2,250,211	1,969,987	4,073,077	1,286,993
Total Return Portfolio	91,967	158,716	333,664	33,867
S&P 500 Portfolio	133,563	148,512	157,741	246,079
Columbia Variable Portfolio
Contrarian Core 2 Portfolio	2,655,341	1,799,756	2,728,336	1,080,957
Dividend Opportunity Portfolio	6,093,594	2,306,039	1,846,040	1,104,113
Emerging Markets Bond Portfolio	397,189	885,845	798,984	1,065,565
High Yield Portfolio	1,100,375	2,089,581	2,536,957	1,104,586
Select Large-Cap Value Portfolio	4,283,886	1,515,207	3,964,551	697,002
Seligman Global Tech Portfolio	7,034,128	3,577,006	7,676,618	2,037,514
US Government Mortgage Portfolio	463,733	1,612,922	3,141,059	2,970,747
Strategic Income Portfolio	1,354,086	1,116,154	1,693,234	437,932
Emerging Markets Portfolio	163,762	47,379	370,195	31,677

Midland National Life Insurance Company
Separate Account C
Notes to Financial Statements

	2022		2021
Portfolio	Purchases	Sales	Purchases	Sales
DWS Variable Insurance Portfolios
Equity 500 Index Portfolio	12,932,764	11,019,956	13,916,445	9,956,970
Small Cap Index Portfolio	2,964,777	1,362,037	3,895,446	1,902,438
Alternative Asset Allocation Portfolio	437,199	315,004	156,245	252,123
Global Small Cap Portfolio	65,658	57,741	26,254	126,705
Small Mid Cap Value Portfolio	190,536	914,840	778,465	1,574,691
CROCI US Portfolio	6,595	12,101	15,815	31,819
High Income Portfolio	404,173	204,780	173,071	9,515
Eaton Vance Variable Trust
Floating Rate Income Portfolio	14,011,974	13,128,335	8,576,143	5,974,878
Delaware Variable Insurance Portfolios
Total Return Portfolio	20,032	57,976	12,150	176,174
International Portfolio	213,625	141,793	151,890	71,703
Opportunity Portfolio	1,021,334	1,615,018	449,477	3,140,229
Franklin Templeton Variable Insurance Products Trust
Mutual Shares Fund	713,921	1,156,428	615,031	1,775,294
Income Fund	9,250,294	5,714,900	5,269,597	4,566,465
Global Bond Fund	2,256,207	5,773,796	5,176,257	3,205,185
Foreign Fund	5,062,383	5,290,175	7,132,105	5,658,564
Developing Markets Fund	747,464	345,956	517,115	874,030
Mutual Global Discovery Fund	645,423	1,397,654	741,501	1,489,795
Rising Dividends Fund	7,472,566	4,282,207	7,270,772	4,385,247
DynaTech 2 Fund	3,963,122	1,330,391	1,362,083	41,393
Multi-Asset Dynamic Multi-Strategy Portfolio	8,437	362,493	15,592	46,987
Delaware Ivy Variable Insurance Portfolios
Asset Strategy Portfolio	380,865	511,635	607,454	1,088,107
Balanced Portfolio	2,634,037	827,276	1,187,926	1,343,908
Global Value Equity Portfolio	281,142	172,479	229,159	296,272
Energy Portfolio	118,310	873,355	1,307,167	782,089
Global Bond Portfolio	68,026	539,166	474,763	946,256
Natural Resources Portfolio	24,628	292,219	363,813	375,635
Growth Portfolio	1,063,298	1,082,651	1,327,924	1,650,631
High Income Portfolio	1,158,281	2,195,501	3,814,061	5,581,830
International Core Equity Portfolio	1,064,976	1,335,377	743,972	1,412,931
Global Growth Portfolio	133,761	151,464	84,714	120,247
Mid Cap Growth Portfolio	3,037,109	2,525,135	5,634,127	3,934,078
Science and Technology Portfolio	2,956,558	2,271,176	7,662,844	2,611,784
Small Cap Growth Portfolio	1,328,159	1,155,965	1,638,070	1,743,000
SMID Cap Core Portfolio	2,757,255	1,920,062	1,970,772	3,985,900
Lazard Retirement Series, Inc.
International Equity Portfolio	384,233	122,440	167,451	341,891
Global Dynamic Multi Asset Portfolio	122,642	219,204	612,281	593,472

Midland National Life Insurance Company
Separate Account C
Notes to Financial Statements

	2022		2021
Portfolio	Purchases	Sales	Purchases	Sales
Legg Mason Partners Variable Equity Trust
Western Asset Variable Global High Yield Bond Portfolio	830,712	763,184	1,289,582	491,247
ClearBridge Variable Mid Cap Portfolio	7,388,324	4,250,427	6,075,877	2,424,109
ClearBridge Variable Dividend Strategy Portfolio	8,332,997	7,589,164	12,443,539	3,333,659
ClearBridge Variable Small Cap Growth Portfolio	2,911,137	1,431,013	3,676,715	1,766,433
ClearBridge Variable Aggressive Growth Portfolio	125,737	73,468	640,668	413,512
Western Asset Variable Core Bond Plus Portfolio	13,741,401	15,563,735	26,405,907	8,747,197
ClearBridge Variable Large Cap Growth Portfolio	6,273,695	2,692,426	9,106,220	3,454,542
Pioneer Variable Contracts Trust
Fund Portfolio	1,272,282	391,474	371,273	274,790
Bond Portfolio	8,015,677	8,584,549	14,347,394	5,670,463
Strategic Income Portfolio	3,191,900	3,300,055	3,246,803	1,892,863
Equity Income Portfolio	3,027,466	3,066,973	2,385,078	3,179,445
High Yield Portfolio	48,468	251,895	107,670	160,289
Prudential Series Funds
PGIM Jennison Focused Blend Portfolio	7,402	12,283	2,230	18,682
Natural Resources Portfolio	1,159,049	839,043	38,385	196,877
Mid-Cap Growth Portfolio	8,894	38,794	17,238	100,753
Royce Capital Fund
Micro-Cap Portfolio	143,381	18,942	187,385	296,786
Small Cap Portfolio	1,181,409	1,665,521	1,613,769	3,086,386
Alps Fund
Alerian Energy Infrastructure Portfolio	5,797,259	2,897,102	1,065,421	896,960
Red Rocks Global Opportunity Portfolio	813,678	482,975	513,357	346,818
American Funds IS
Asset Allocation Fund	23,244,582	16,885,002	34,242,276	12,887,194
Washington Mutual Investors Fund	22,280,144	8,818,775	11,357,089	7,353,825
Ultra-Short Bond Fund	25,550,460	17,300,178	12,862,433	15,616,363
Capital Income Builder Fund	4,228,852	3,491,761	4,664,185	3,657,523
Global Growth Fund	8,190,727	5,222,397	13,368,691	4,056,420
Capital World Growth and Income Fund	7,424,947	2,310,869	5,131,561	1,885,584
Global Small Capitalization Fund	3,313,568	1,075,396	4,081,219	2,103,616
Growth Fund	22,853,107	9,860,709	25,715,136	9,163,360
Growth-Income Fund	19,601,857	10,971,861	24,894,157	11,143,854
International Fund	3,691,879	1,503,140	4,980,080	1,755,258
International Growth and Income Fund	5,786,973	1,804,549	3,245,531	1,594,911
New World Fund	8,310,285	3,930,693	8,999,559	5,051,668
U.S. Government Securities Fund	18,374,389	24,378,965	21,465,896	20,331,659
Invesco Oppenheimer
International Growth Fund	8,752,842	2,419,864	10,603,575	2,368,168
T. Rowe Price
Blue Chip Growth Portfolio	13,643,178	8,380,428	23,044,910	8,032,551
Health Sciences Portfolio	6,650,145	4,790,891	10,512,874	3,829,396
John Hancock Variable Insurance Trust
Financial Industries Portfolio	2,449,183	1,889,096	2,613,162	497,279
Fundamental All Cap Core Portfolio	77,188	277,507	1,750,583	1,448,588
Select Bond Portfolio	16,332	62,255	251,587	144,409
Strategic Income Opportunities Portfolio	243,806	368,539	509,663	81,542

Midland National Life Insurance Company
Separate Account C
Notes to Financial Statements

	2022		2021
Portfolio	Purchases	Sales	Purchases	Sales
Federated Hermes
High Income Bond Portfolio	1,296,216	658,203	2,560,737	1,816,966
Kaufmann Portfolio	2,610,622	888,399	4,197,711	2,162,913
Managed Volatility Portfolio	158,238	96,961	386,289	23,411
Principal Variable Contracts
Blue Chip Fund	671,612	230,091	98,900	16,871
Equity Income Fund	439,226	187,672	174,401	44,035
Diversified Balance Fund	438,157	77,009	409,081	89,891
Diversified Growth Fund	25,766	29,799	256,504	772
Diversified Income Fund	32,575	684,427	830,298	34,594

Midland National Life Insurance Company
Separate Account C
Notes to Financial Statements

4.Summary of Changes from Unit Transactions
Transactions in units for the years ended December 31, 2022 and 2021 were as follows:

	2022			2021
			Net Increase/			Net Increase/
Portfolio	Purchases	Sales	(Decrease)	Purchases	Sales	(Decrease)

Fidelity Variable Insurance Products
Government Money Market Portfolio	442,969	650,126	(207,157)	441,633	249,821	191,812
High Income Portfolio	9,309	61,094	(51,785)	87,056	120,730	(33,674)
Equity-Income Portfolio	19,162	22,970	(3,808)	7,473	28,435	(20,962)
Growth Portfolio	3,413	13,133	(9,720)	11,117	12,337	(1,220)
Overseas Portfolio	22,171	31,724	(9,553)	51,507	91,341	(39,834)
Mid Cap Portfolio	155,007	192,408	(37,401)	212,984	166,401	46,583
Asset Manager Portfolio	519	640	(121)	180	4,407	(4,227)
Investment Grade Bond Portfolio	121,741	58,975	62,766	88,253	17,229	71,024
Index 500 Portfolio	15,839	69,194	(53,355)	20,037	105,292	(85,255)
Contrafund Portfolio	270,839	321,607	(50,768)	461,952	278,549	183,403
Asset Manager: Growth Portfolio	1,204	1,541	(337)	672	1,260	(588)
Balanced Portfolio	1,029	10,977	(9,948)	19,805	29,620	(9,815)
Growth & Income Portfolio	24,539	10,987	13,552	21,582	19,140	2,442
Growth Opportunities Portfolio	927,671	521,766	405,905	1,216,827	303,105	913,722
Value Strategies Portfolio	17,552	37,530	(19,978)	61,647	75,293	(13,646)
Strategic Income Portfolio	199,183	295,466	(96,283)	422,870	169,728	253,142
Emerging Markets Portfolio	110,387	124,675	(14,288)	243,795	158,433	85,362
Real Estate Portfolio	194,934	285,264	(90,330)	219,497	210,584	8,913
Funds Manager 50% Portfolio	124,509	154,452	(29,943)	119,385	265,947	(146,562)
Funds Manager 70% Portfolio	21,315	23,305	(1,990)	81,848	19,272	62,576
Funds Manager 85% Portfolio	42,179	21,021	21,158	30,252	4,735	25,517
Government Money Market Portfolio Service Class 2	2,355,584	1,597,485	758,099	277,129	339,137	(62,008)
International Capital Appreciation Portfolio	195,577	50,084	145,493	177,119	21,799	155,320
American Century Variable Portfolios, Inc.
Balanced Fund	179,457	91,264	88,193	301,554	180,211	121,343
Capital Appreciation Fund	4,253	12,115	(7,862)	7,288	4,962	2,326
International Fund	14,755	25,030	(10,275)	45,827	60,317	(14,490)
Value Fund	704,343	747,204	(42,861)	835,856	579,851	256,005
Disciplined Core Value Fund	157,327	160,767	(3,440)	317,747	82,584	235,163
Inflation Protection Fund	556,536	630,915	(74,379)	597,882	180,199	417,683
Large Company Value Fund	55,872	16,461	39,411	22,233	18,036	4,197
Mid Cap Value Fund	364,940	323,645	41,295	421,271	229,639	191,632
Ultra Fund	120,130	89,944	30,186	136,768	103,752	33,016

Midland National Life Insurance Company
Separate Account C
Notes to Financial Statements

	2022			2021
			Net Increase/			Net Increase/
Portfolio	Purchases	Sales	(Decrease)	Purchases	Sales	(Decrease)
MFS Variable Insurance Trust
Research Series	3,825	6,040	(2,215)	18,982	19,529	(547)
Growth Series	621	6,548	(5,927)	19,215	20,636	(1,421)
Investors Trust Series	2,615	5,305	(2,690)	9,270	3,938	5,332
New Discovery Series	109,671	75,095	34,576	75,686	56,591	19,095
Corporate Bond Portfolio	66,707	155,269	(88,562)	229,720	191,983	37,737
Emerging Markets Equity Portfolio	98,453	51,190	47,263	154,176	58,892	95,284
Technology Portfolio	92,170	79,307	12,863	86,554	67,621	18,933
Global Tactical Allocation Portfolio	12,370	26,127	(13,757)	18,290	19,122	(832)
International Intrinsic Value Portfolio	78,846	128,113	(49,267)	155,342	127,445	27,897
Utilities Series Portfolio	442,956	221,542	221,414	118,987	135,190	(16,203)
Blended Research Core Equity Portfolio	93,060	27,100	65,960	60,054	22,714	37,340
Global Real Estate Portfolio	72,823	26,629	46,194	40,554	19,746	20,808
Lord Abbett Series Fund, Inc.
Growth & Income Portfolio	7,493	15,352	(7,859)	12,787	11,974	813
Mid-Cap Stock Portfolio	1,633	14,036	(12,403)	20,637	26,188	(5,551)
Bond-Debenture Portfolio	479,976	515,858	(35,882)	918,836	367,968	550,868
Fundamental Equity Portfolio	24,375	29,363	(4,988)	75,934	39,771	36,163
Developing Growth Portfolio	36,052	56,247	(20,195)	173,791	60,273	113,518
Short Duration Income Portfolio	732,907	1,022,856	(289,949)	1,294,427	991,713	302,714
Alger Fund
LargeCap Growth Portfolio	14,832	25,208	(10,376)	8,388	47,644	(39,256)
MidCap Growth Portfolio	13,847	18,892	(5,045)	24,173	37,822	(13,649)
Capital Appreciation Portfolio	2,704	19,424	(16,720)	9,301	22,604	(13,303)
SmallCap Growth Portfolio	457	1,602	(1,145)	441	1,831	(1,390)
Capital Appreciation Portfolio Class S	233,298	248,525	(15,227)	143,930	234,183	(90,253)
Calvert Variable Series, Inc.
Mid Cap Growth Portfolio	20,646	35,596	(14,950)	36,622	47,876	(11,254)
S&P 500 Index Portfolio	13,386	50,212	(36,826)	20,260	19,879	381
SRI Balanced Portfolio	110,446	60,161	50,285	219,504	21,677	197,827
Invesco Variable Insurance Funds
Technology Fund	2,437	10,377	(7,940)	10,557	24,365	(13,808)
Diversified Dividend Fund	309,093	81,646	227,447	59,764	49,777	9,987
Health Care Fund	2,735	4,061	(1,326)	6,218	18,293	(12,075)
Global Real Estate Fund	3,329	4,496	(1,167)	38	810	(772)
International Equity Fund	4,693	2,588	2,105	12,639	18,337	(5,698)
Main Street Mid Cap Fund	2,256	2,916	(660)	3,826	8,045	(4,219)
Core Bond Fund	95,588	473,779	(378,191)	138,240	89,132	49,108
Discovery Mid Cap Growth Fund	83,769	74,629	9,140	154,092	38,937	115,155
Global Fund	154,831	78,369	76,462	101,223	68,083	33,140
Main Street Fund	80,025	86,151	(6,126)	95,416	128,894	(33,478)
Main Street Small Cap Fund	164,406	132,753	31,653	189,248	86,193	103,055
Balanced-Risk Allocation Fund	49,202	22,061	27,141	22,107	82	22,025
Core Plus Bond Fund	566,992	83,408	483,584	58,904	25,966	32,938
Equity and Income Fund	388,926	182,599	206,327	357,073	10,647	346,426
Small Cap Equity Fund	207,765	75,023	132,742	151,225	4,519	146,706
Equally Weighted S&P 500 Fund	557,749	277,536	280,213	138,866	—	138,866
Growth and Income Portfolio	1,322	4,137	(2,815)	9,617	12,783	(3,166)
American Value Fund	1,747	1,777	(30)	2,092	3,620	(1,528)

Midland National Life Insurance Company
Separate Account C
Notes to Financial Statements

	2022			2021
			Net Increase/			Net Increase/
Portfolio	Purchases	Sales	(Decrease)	Purchases	Sales	(Decrease)
J.P. Morgan Series Trust II
Core Bond Portfolio	7,397	22,091	(14,694)	23,212	24,982	(1,770)
Small Cap Core Portfolio	4,534	15,845	(11,311)	24,798	24,417	381
Rydex Variable Trust
Nova Fund	3,760	11,971	(8,211)	32,844	23,820	9,024
NASDAQ-100 Fund	1,578	14,154	(12,576)	38,099	44,633	(6,534)
U.S. Government Money Market Fund	52,225	36,528	15,697	5,642	840	4,802
Inverse S&P 500 Strategy Fund	261,155	1,525,075	(1,263,920)	1,348,815	4,998	1,343,817
Inverse NASDAQ-100 Strategy Fund	821,072	745,243	75,829	456,974	430,956	26,018
Inverse Government Long Bond Strategy Fund	21,422	19,329	2,093	11,920	14,540	(2,620)
Government Long Bond 1.2x Strategy	85	67	18	776	7,083	(6,307)
NASDAQ-100 2x Strategy Fund	—	—	—	—	—	—
Inverse Dow 2x Strategy Fund	—	—	—	—	—	—
Rydex Variable Insurance Funds
Biotechnology Fund	10,052	47,685	(37,633)	14,601	92,795	(78,194)
S&P 500 Pure Growth Fund	210,069	89,423	120,646	59,420	54,957	4,463
S&P MidCap 400 Pure Growth Fund	6,797	10,707	(3,910)	7,347	17,198	(9,851)
Guggenheim Variable Insurance Funds
Long Short Equity Fund	2,506	12,152	(9,646)	15,636	33,236	(17,600)
Multi-Hedge Strategies Fund	22,811	31,344	(8,533)	21,214	63,863	(42,649)
Global Managed Futures Strategy Fund	198,900	96,381	102,519	12,558	15,573	(3,015)
Small Cap Value Fund	125,782	91,321	34,461	153,968	88,144	65,824
ProFunds VP
Profund Access VP High Yield Fund	5,805	5,950	(145)	—	285	(285)
Asia 30	565	1,249	(684)	4,801	3,355	1,446
Banks	4,232	10,159	(5,927)	20,652	15,227	5,425
Basic Materials	1,808	2,015	(207)	10,573	9,755	818
Bear	396	38	358	35,546	55,752	(20,206)
Biotechnology	3,765	4,551	(786)	1,196	1,517	(321)
Bull	7,876	17,267	(9,391)	16,296	5,518	10,778
Consumer Goods	3,761	4,036	(275)	3,136	6,277	(3,141)
Consumer Services	1,034	2,064	(1,030)	216	1,712	(1,496)
Dow 30	3,717	725	2,992	338	8,204	(7,866)
Emerging Markets	4,952	5,633	(681)	26	577	(551)
Europe 30	1,486	1,736	(250)	911	1,173	(262)
Falling U.S. Dollar	4,203	4,174	29	2,177	2,177	—
Financials	312	1,139	(827)	9,595	9,444	151
Health Care	12,257	7,855	4,402	1,716	6,205	(4,489)
Industrials	2,226	3,249	(1,023)	6,354	9,575	(3,221)
International	—	609	(609)	3,365	3,593	(228)
Internet	3,490	3,608	(118)	2,196	2,267	(71)
Japan	500	903	(403)	81	87	(6)
Large-Cap Growth	3,313	14,812	(11,499)	12,315	12,084	231
Large-Cap Value	33,723	23,843	9,880	1,939	3,150	(1,211)
Mid-Cap	1,432	1,789	(357)	5,809	7,058	(1,249)
Mid-Cap Growth	1,310	1,171	139	14,461	16,817	(2,356)
Mid-Cap Value	1,766	1,229	537	5,683	5,474	209
Government Money Market	302,612	185,081	117,531	291,590	516,692	(225,102)
Oil & Gas	22,157	34,850	(12,693)	39,546	33,662	5,884
NASDAQ-100	3,779	7,595	(3,816)	8,070	11,054	(2,984)
Pharmaceuticals	611	954	(343)	95	149	(54)

Midland National Life Insurance Company
Separate Account C
Notes to Financial Statements

	2022			2021
			Net Increase/			Net Increase/
Portfolio	Purchases	Sales	(Decrease)	Purchases	Sales	(Decrease)
Precious Metals	91,665	101,224	(9,559)	114,136	120,366	(6,230)
Real Estate	6,500	11,524	(5,024)	6,314	3,734	2,580
Rising Rates Opportunity	2	1,191	(1,189)	583	6,400	(5,817)
Semiconductor	4,243	4,549	(306)	5,405	5,754	(349)
Short Dow 30	2,052	2,020	32	(3)	8,042	(8,045)
Short Emerging Markets	—	—	—	—	—	—
Short International	1,657	1,649	8	—	16	(16)
Short Mid-Cap	2,099	2,066	33	—	—	—
Short NASDAQ-100	—	—	—	—	7,909	(7,909)
Short Small-Cap	—	50	(50)	(2)	1,551	(1,553)
Small-Cap	1,928	2,632	(704)	3,750	4,165	(415)
Small-Cap Growth	500	1,453	(953)	14,527	17,581	(3,054)
Small-Cap Value	335	931	(596)	12,007	19,151	(7,144)
Technology	3,126	4,568	(1,442)	8,110	12,329	(4,219)
Telecommunications	91	155	(64)	520	706	(186)
U.S. Government Plus	7,269	19,275	(12,006)	6,144	7,050	(906)
UltraBull	4,086	10,963	(6,877)	6,411	10,836	(4,425)
UltraMid-Cap	6,064	15,320	(9,256)	8,942	14,518	(5,576)
UltraNASDAQ-100	2,680	5,501	(2,821)	2,578	2,197	381
UltraShort Dow 30	—	2,882	(2,882)	—	1,144	(1,144)
UltraShort NASDAQ-100	—	27,978	(27,978)	40,581	25,567	15,014
UltraSmall-Cap	6,668	18,921	(12,253)	8,389	14,006	(5,617)
Utilities	11,799	5,437	6,362	2,228	4,404	(2,176)
VanEck Worldwide Insurance Trust
Global Resources Fund	332,867	193,485	139,382	306,051	402,824	(96,773)
Emerging Markets Fund	2,278	6,873	(4,595)	7,097	8,001	(904)
Emerging Markets Bond Fund	9,203	10,919	(1,716)	1,575	9,613	(8,038)
Janus Henderson Series
Global Technology and Innovation Portfolio	114,207	110,383	3,824	231,524	115,669	115,855
Overseas Portfolio	34,345	36,280	(1,935)	62,098	23,791	38,307
Research Portfolio	1,375	3,136	(1,761)	76	10,176	(10,100)
Enterprise Services Portfolio	236,031	211,747	24,284	316,932	142,400	174,532
Global Research Portfolio	48,694	29,044	19,650	28,765	9,812	18,953
Mid Cap Value Portfolio	99,048	78,212	20,836	83,456	69,345	14,111
Balanced Portfolio	933,164	718,877	214,287	1,685,848	330,624	1,355,224
Flexible Bond Portfolio	107,480	301,546	(194,066)	326,031	184,061	141,970
PIMCO Variable Insurance Trust
Total Return Portfolio	459,478	1,027,128	(567,650)	804,693	914,370	(109,677)
Low Duration Portfolio	748,901	1,236,412	(487,511)	1,693,739	779,316	914,423
High Yield Portfolio	617,310	628,500	(11,190)	329,227	330,783	(1,556)
Real Return Portfolio	649,865	728,227	(78,362)	728,078	444,608	283,470
All Asset Portfolio	84,617	101,794	(17,177)	65,474	108,793	(43,319)
Global Managed Asset Allocation Portfolio	3,377	10,386	(7,009)	20,386	4,913	15,473
Short-Term Portfolio	3,792,873	2,483,581	1,309,292	1,618,848	2,853,302	(1,234,454)
Emerging Markets Bond Portfolio	20,923	24,541	(3,618)	37,695	41,300	(3,605)
Global Bond Opportunities Portfolio	7,316	5,728	1,588	1,680	8,699	(7,019)
Commodity Real Return Strategy Portfolio	546,772	491,904	54,868	275,170	281,687	(6,517)
International Bond (USD-Hedged) Portfolio	54,852	51,375	3,477	96,125	48,578	47,547
Dynamic Bond Adv Portfolio	65,710	93,656	(27,946)	93,820	70,684	23,136
Income Advisor Portfolio	347,928	473,060	(125,132)	861,073	250,227	610,846

Midland National Life Insurance Company
Separate Account C
Notes to Financial Statements

	2022			2021
			Net Increase/			Net Increase/
Portfolio	Purchases	Sales	(Decrease)	Purchases	Sales	(Decrease)
Goldman Sachs Variable Insurance Trust
Small Cap Equity Insights Fund	21,143	31,829	(10,686)	37,511	26,382	11,129
Large Cap Value Fund	13,093	14,969	(1,876)	21,165	5,849	15,316
Mid Cap Value Fund	4,465	20,996	(16,531)	14,863	27,654	(12,791)
Neuberger Berman Advisors Management Trust
Mid-Cap Growth Portfolio	964	7,432	(6,468)	11,019	11,715	(696)
AMT Mid Cap Intrinsic Value Portfolio	6,767	13,879	(7,112)	82,956	68,516	14,440
BNY Mellon Variable Investment Fund
Appreciation Portfolio	4,503	12,134	(7,631)	15,294	8,315	6,979
Sustainable U.S. Equity Portfolio	15	1	14	15	606	(591)
Morgan Stanley Variable Institutional Funds
Emerging Markets Debt Portfolio	1,238	1,580	(342)	26	101	(75)
Emerging Markets Equity Portfolio	11,033	12,607	(1,574)	979	4,651	(3,672)
Discovery Portfolio	147	163	(16)	46	1,325	(1,279)
U.S. Real Estate Portfolio	1,385	1,678	(293)	1,428	2,958	(1,530)
Northern Lights Variable Trust
Power Dividend Index Fund	954	3,826	(2,872)	6,448	38,309	(31,861)
AB Variable Products Series
Dynamic Asset Allocation Portfolio	10,243	32,598	(22,355)	10,505	28,739	(18,234)
Small Cap Growth Portfolio	226	1	225	10,157	10,255	(98)
Small Mid Cap Value Portfolio	132,909	96,230	36,679	228,187	93,399	134,788
BlackRock Variable Series Fund, Inc.
Basic Value Fund	87,310	37,873	49,437	49,164	34,360	14,804
Capital Appreciation Fund	1,040	16,105	(15,065)	105	4,787	(4,682)
Equity Dividend Fund	296,502	273,145	23,357	330,222	103,549	226,673
Global Allocation Fund	58,567	181,372	(122,805)	188,807	195,850	(7,043)
Advantage Large Cap Core Fund	2,800	4,083	(1,283)	378	3,210	(2,832)
Large Cap Focus Growth Fund	125,938	121,798	4,140	122,842	96,564	26,278
60/40 Target Allocation ETF Fund	160,306	145,299	15,007	234,897	82,983	151,914
Total Return Portfolio	6,769	14,202	(7,433)	27,976	2,300	25,676
S&P 500 Portfolio	2,804	8,688	(5,884)	68	14,523	(14,455)
Columbia Variable Portfolio
Contrarian Core 2 Portfolio	143,429	83,363	60,066	132,166	42,350	89,816
Dividend Opportunity Portfolio	369,225	135,213	234,012	113,696	60,360	53,336
Emerging Markets Bond Portfolio	22,265	82,558	(60,293)	52,019	83,993	(31,974)
High Yield Portfolio	70,284	160,674	(90,390)	173,653	77,468	96,185
Select Large-Cap Value Portfolio	285,615	105,629	179,986	272,550	45,570	226,980
Seligman Global Tech Portfolio	240,186	202,825	37,361	336,932	91,881	245,051
US Government Mortgage Portfolio	49,170	171,504	(122,334)	297,889	280,773	17,116
Strategic Income Portfolio	112,577	108,178	4,399	143,204	37,443	105,761
Emerging Markets Portfolio	13,432	6,395	7,037	38,880	3,469	35,411
DWS Variable Insurance Portfolios
Equity 500 Index Portfolio	467,758	419,352	48,406	536,238	341,521	194,717
Small Cap Index Portfolio	97,205	78,698	18,507	159,370	73,251	86,119
Alternative Asset Allocation Portfolio	29,705	26,266	3,439	11,663	20,198	(8,535)
Global Small Cap Portfolio	1,598	3,868	(2,270)	1,534	6,847	(5,313)
Small Mid Cap Value Portfolio	6,196	50,917	(44,721)	44,191	81,277	(37,086)
CROCI US Portfolio	119	597	(478)	781	1,865	(1,084)
High Income Portfolio	42,315	21,782	20,533	17,097	925	16,172

Midland National Life Insurance Company
Separate Account C
Notes to Financial Statements

	2022			2021
			Net Increase/			Net Increase/
Portfolio	Purchases	Sales	(Decrease)	Purchases	Sales	(Decrease)
Eaton Vance Variable Trust
Floating Rate Income Portfolio	1,149,414	1,142,039	7,375	704,156	498,582	205,574
Delaware Variable Insurance Portfolios
Total Return Portfolio	1	4,098	(4,097)	516	12,806	(12,290)
International Portfolio	8,779	10,749	(1,970)	7,493	3,742	3,751
Opportunity Portfolio	18,533	96,283	(77,750)	7,495	177,249	(169,754)
Franklin Templeton Variable Insurance Products Trust
Mutual Shares Fund	4,548	64,827	(60,279)	26,647	95,412	(68,765)
Income Fund	539,896	375,348	164,548	297,252	287,743	9,509
Global Bond Fund	265,267	630,690	(365,423)	574,978	326,074	248,904
Foreign Fund	404,144	467,301	(63,157)	566,300	444,064	122,236
Developing Markets Fund	52,192	32,427	19,765	32,298	60,767	(28,469)
Mutual Global Discovery Fund	9,938	79,043	(69,105)	34,927	83,081	(48,154)
Rising Dividends Fund	220,618	186,467	34,151	308,443	160,607	147,836
DynaTech 2 Fund	395,236	192,305	202,931	130,987	3,913	127,074
Multi-Asset Dynamic Multi-Strategy Portfolio	29	31,199	(31,170)	519	3,241	(2,722)
Delaware Ivy Variable Insurance Portfolios
Asset Strategy Portfolio	8,373	33,475	(25,102)	13,239	66,050	(52,811)
Balanced Portfolio	4,636	41,864	(37,228)	38,512	68,442	(29,930)
Global Value Equity Portfolio	1,337	8,406	(7,069)	13,155	17,226	(4,071)
Energy Portfolio	6,333	112,833	(106,500)	250,914	166,393	84,521
Global Bond Portfolio	3,720	49,248	(45,528)	37,473	80,126	(42,653)
Natural Resources Portfolio	1,473	34,163	(32,690)	55,466	55,566	(100)
Growth Portfolio	7,705	31,108	(23,403)	32,461	42,610	(10,149)
High Income Portfolio	43,151	170,639	(127,488)	225,917	411,611	(185,694)
International Core Equity Portfolio	30,149	91,331	(61,182)	47,974	83,339	(35,365)
Global Growth Portfolio	524	7,216	(6,692)	1,788	4,974	(3,186)
Mid Cap Growth Portfolio	34,321	94,784	(60,463)	133,213	112,720	20,493
Science and Technology Portfolio	46,945	74,825	(27,880)	98,407	66,095	32,312
Small Cap Growth Portfolio	17,031	53,943	(36,912)	35,063	67,913	(32,850)
SMID Cap Core Portfolio	28,829	88,090	(59,261)	99,167	161,191	(62,024)
Lazard Retirement Series, Inc.
International Equity Portfolio	17,241	8,507	8,734	9,599	21,873	(12,274)
Global Dynamic Multi Asset Portfolio	3,713	14,723	(11,010)	36,163	36,388	(225)
Legg Mason Partners Variable Equity Trust
Western Asset Variable Global High Yield Bond Portfolio	62,040	63,639	(1,599)	90,235	34,164	56,071
ClearBridge Variable Mid Cap Portfolio	326,675	218,813	107,862	214,190	94,338	119,852
ClearBridge Variable Dividend Strategy Portfolio	215,366	312,460	(97,094)	396,873	125,164	271,709
ClearBridge Variable Small Cap Growth Portfolio	151,722	71,504	80,218	117,845	58,428	59,417
ClearBridge Variable Aggressive Growth Portfolio	2,261	5,466	(3,205)	22,652	27,136	(4,484)
Western Asset Variable Core Bond Plus Portfolio	1,330,663	1,537,819	(207,156)	2,206,872	723,160	1,483,712
ClearBridge Variable Large Cap Growth Portfolio	355,675	166,109	189,566	425,387	172,512	252,875
Pioneer Variable Contracts Trust
Fund Portfolio	37,917	14,495	23,422	10,038	9,263	775
Bond Portfolio	579,974	736,059	(156,085)	1,025,809	433,262	592,547
Strategic Income Portfolio	220,446	283,376	(62,930)	225,359	144,098	81,261
Equity Income Portfolio	75,727	131,295	(55,568)	120,661	137,030	(16,369)
High Yield Portfolio	794	18,471	(17,677)	4,301	10,508	(6,207)

Midland National Life Insurance Company
Separate Account C
Notes to Financial Statements

	2022			2021
			Net Increase/			Net Increase/
Portfolio	Purchases	Sales	(Decrease)	Purchases	Sales	(Decrease)
Prudential Series Funds
PGIM Jennison Focused Blend Portfolio	319	264	55	87	413	(326)
Natural Resources Portfolio	114,139	85,371	28,768	5,504	28,286	(22,782)
Mid-Cap Growth Portfolio	366	1,634	(1,268)	573	3,185	(2,612)
Royce Capital Fund
Micro-Cap Portfolio	3,162	1,143	2,019	10,055	17,247	(7,192)
Small Cap Portfolio	80,853	110,485	(29,632)	95,465	178,239	(82,774)
Alps Fund
Alerian Energy Infrastructure Portfolio	558,947	275,874	283,073	116,191	112,870	3,321
Red Rocks Global Opportunity Portfolio	29,925	32,415	(2,490)	25,818	18,280	7,538
American Funds IS
Asset Allocation Fund	786,835	1,082,534	(295,699)	1,933,869	726,908	1,206,961
Washington Mutual Investors Fund	691,833	512,857	178,976	679,141	415,632	263,509
Ultra-Short Bond Fund	2,763,291	1,849,830	913,461	1,385,310	1,654,719	(269,409)
Capital Income Builder Fund	312,463	275,883	36,580	343,633	277,068	66,565
Global Growth Fund	349,494	323,967	25,527	611,763	182,934	428,829
Capital World Growth and Income Fund	228,511	154,493	74,018	287,071	108,087	178,984
Global Small Capitalization Fund	101,636	79,885	21,751	240,414	119,072	121,342
Growth Fund	774,390	463,424	310,966	775,593	309,222	466,371
Growth-Income Fund	799,180	591,574	207,606	1,299,690	549,128	750,562
International Fund	205,299	136,597	68,702	360,837	121,582	239,255
International Growth and Income Fund	187,630	175,197	12,433	253,244	127,405	125,839
New World Fund	448,131	315,047	133,084	541,247	318,863	222,384
U.S. Government Securities Fund	1,765,459	2,380,861	(615,402)	1,688,597	1,840,730	(152,133)
Invesco Oppenheimer
International Growth Fund	492,535	211,507	281,028	638,204	158,344	479,860
T. Rowe Price
Blue Chip Growth Portfolio	795,020	478,525	316,495	807,538	335,936	471,602
Health Sciences Portfolio	459,045	323,802	135,243	580,079	215,075	365,004
John Hancock Variable Insurance Trust
Financial Industries Portfolio	146,836	149,191	(2,355)	194,711	37,335	157,376
Fundamental All Cap Core Portfolio	3,759	19,088	(15,329)	100,497	79,064	21,433
Select Bond Portfolio	485	5,534	(5,049)	21,418	12,302	9,116
Strategic Income Opportunities Portfolio	22,712	35,923	(13,211)	44,558	6,799	37,759
Federated Hermes
High Income Bond Portfolio	116,280	61,826	54,454	231,953	165,781	66,172
Kaufmann Portfolio	196,270	83,245	113,025	287,076	153,981	133,095
Managed Volatility Portfolio	6,590	8,154	(1,564)	32,687	1,734	30,953
Principal Variable Contracts
Blue Chip Fund	70,548	28,625	41,923	8,870	1,484	7,386
Equity Income Fund	38,222	19,664	18,558	16,606	4,118	12,488
Diversified Balance Fund	40,855	7,955	32,900	38,526	8,537	29,989
Diversified Growth Fund	345	2,850	(2,505)	24,924	—	24,924
Diversified Income Fund	3,024	72,289	(69,265)	78,398	2,918	75,480

Midland National Life Insurance Company
Separate Account C
Notes to Financial Statements

5.Financial Highlights
The Company sells a number of variable annuity insurance products which have unique combinations of features and fees that are charged against the contract owner’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.
The following table was developed by determining which products offered by the Company have the lowest and highest total return. Only product designs within each portfolio that had units outstanding during the respective periods were considered when determining the lowest and highest total return. The summary may not reflect the minimum and maximum contract charges offered by the Company as contract owners may not have selected all available and applicable contract options.

	December 31			Year Ended December 31
		Unit Fair Value		Investment	Expense Ratio	Total Return
		Lowest to		Income	Lowest to	Lowest to
	Units	Highest	Net Assets	Ratio*	Highest**	Highest***
Net assets represented by
Fidelity Variable Insurance Products
Government Money Market Portfolio
2022	914,790	$7.51 to 13.17	$9,601,795	1.38%	0.95% to 1.55%	-1.21% to 0.48%
2021	1,121,947	7.60 to 13.17	$11,180,275	0.01%	0.95% to 1.55%	-2.61% to -0.94%
2020	930,135	7.81 to 13.36	$9,787,427	0.30%	0.95% to 1.55%	-2.30% to -0.63%
2019	609,594	7.99 to 13.50	$6,389,717	1.45%	0.95% to 1.55%	-0.90% to 1.05%
2018	1,066,545	8.11 to 13.42	$11,296,135	0.96%	0.95% to 1.55%	-1.27% to 0.69%

High Income Portfolio
2022	293,450	9.00 to 25.73	$4,226,913	4.49%	0.95% to 1.65%	-13.59% to -12.46%
2021	345,235	10.30 to 29.41	$5,927,974	5.15%	0.95% to 1.65%	2.02% to 3.30%
2020	378,909	10.83 to 28.47	$6,587,049	3.59%	0.95% to 1.65%	0.19% to 1.45%
2019	597,939	11.01 to 28.06	$12,059,687	7.32%	0.95% to 1.55%	12.27% to 13.68%
2018	273,526	9.72 to 24.69	$4,109,077	13.31%	0.95% to 1.55%	-5.74% to -4.54%

Equity-Income Portfolio
2022	160,698	21.84 to 73.28	$6,621,979	1.74%	0.95% to 1.55%	-7.72% to -6.14%
2021	164,506	23.62 to 78.19	$7,336,927	1.77%	0.95% to 1.55%	21.35% to 23.43%
2020	185,468	19.42 to 63.49	$6,685,108	1.54%	0.95% to 1.55%	3.66% to 5.43%
2019	208,657	17.05 to 60.34	$7,166,866	1.91%	0.95% to 1.55%	23.47% to 25.91%
2018	245,323	13.81 to 48.02	$6,570,148	2.14%	0.95% to 1.55%	-11.17% to -9.41%

Growth Portfolio
2022	92,402	31.82 to 95.77	$7,258,377	0.53%	0.95% to 1.55%	-26.36% to -25.36%
2021	102,122	43.21 to 128.57	$10,655,095	0.00%	0.95% to 1.55%	20.11% to 21.74%
2020	103,342	39.25 to 105.81	$9,135,476	0.07%	0.95% to 1.55%	40.08% to 42.19%

Midland National Life Insurance Company
Separate Account C
Notes to Financial Statements

	December 31			Year Ended December 31
		Unit Fair Value		Investment	Expense Ratio	Total Return
		Lowest to		Income	Lowest to	Lowest to
	Units	Highest	Net Assets	Ratio*	Highest**	Highest***
2019	130,728	26.82 to 74.57	$7,729,119	0.22%	0.95% to 1.55%	30.73% to 32.71%
2018	150,717	21.32 to 56.30	$6,756,009	0.22%	0.95% to 1.55%	-2.86% to -1.38%

Overseas Portfolio
2022	233,508	14.77 to 30.07	$4,973,491	0.76%	0.95% to 1.65%	-26.65% to -25.39%
2021	243,061	20.09 to 40.38	$7,023,296	0.34%	0.95% to 1.65%	16.27% to 18.26%
2020	282,895	17.25 to 34.21	$6,929,633	0.22%	0.95% to 1.65%	12.32% to 14.24%
2019	307,083	13.23 to 30.01	$6,565,374	1.55%	0.95% to 1.55%	23.86% to 26.30%
2018	341,634	10.68 to 23.82	$5,760,737	1.32%	0.95% to 1.55%	-17.50% to -15.86%

Mid Cap Portfolio
2022	674,939	9.71 to 54.84	$15,717,066	0.26%	0.95% to 1.65%	-17.02% to -2.88%
2021	712,340	11.81 to 65.11	$20,066,480	0.40%	0.95% to 1.65%	22.27% to 24.12%
2020	665,757	13.35 to 52.45	$16,098,689	0.36%	0.95% to 1.65%	14.67% to 16.75%
2019	722,872	11.47 to 44.93	$15,243,046	0.71%	0.95% to 1.55%	19.83% to 22.01%
2018	729,226	9.43 to 36.82	$12,880,026	0.46%	0.95% to 1.55%	-17.10% to -15.58%

Asset Manager Portfolio
2022	31,505	17.17 to 36.47	$859,857	1.93%	0.95% to 1.55%	-17.08% to -15.95%
2021	31,626	20.70 to 43.48	$1,031,943	1.45%	0.95% to 1.55%	7.19% to 8.64%
2020	35,853	19.31 to 40.11	$1,116,302	1.28%	0.95% to 1.55%	11.93% to 13.45%
2019	44,479	17.25 to 35.41	$1,184,709	1.78%	0.95% to 1.55%	15.33% to 16.90%
2018	44,236	14.96 to 30.37	$988,568	1.63%	0.95% to 1.55%	-7.77% to -6.51%

Investment Grade Bond Portfolio
2022	300,195	8.56 to 23.76	$3,823,171	2.23%	0.95% to 1.55%	-15.18% to -14.03%
2021	237,429	10.03 to 27.68	$4,023,759	1.96%	0.95% to 1.55%	-3.15% to 0.62%
2020	166,405	13.39 to 28.24	$3,431,417	2.08%	0.95% to 1.55%	6.52% to 8.13%
2019	177,520	11.74 to 26.18	$3,418,470	2.67%	0.95% to 1.55%	6.28% to 8.37%
2018	185,377	11.05 to 24.21	$3,319,039	2.21%	0.95% to 1.55%	-3.64% to -1.73%

Index 500 Portfolio
2022	686,293	14.15 to 93.10	$19,650,780	1.21%	0.95% to 1.65%	-20.63% to -19.19%
2021	739,648	17.56 to 115.43	$26,774,969	1.10%	0.95% to 1.65%	24.78% to 27.05%
2020	824,903	13.87 to 91.04	$23,666,018	1.51%	0.95% to 1.65%	14.75% to 16.83%
2019	785,629	11.91 to 78.08	$21,551,004	1.90%	0.95% to 1.55%	27.28% to 29.78%
2018	484,759	17.69 to 60.29	$15,222,800	1.65%	0.95% to 1.55%	-7.47% to -5.64%

Contrafund Portfolio
2022	1,311,411	9.29 to 102.10	$34,343,886	0.27%	0.95% to 1.65%	-28.27% to -27.15%
2021	1,362,179	12.78 to 140.51	$50,817,963	0.03%	0.95% to 1.65%	24.43% to 26.31%
2020	1,178,776	12.37 to 111.47	$39,822,428	0.10%	0.95% to 1.65%	27.08% to 29.00%
2019	1,216,399	13.18 to 86.57	$33,859,564	0.27%	0.95% to 1.55%	28.10% to 30.03%
2018	1,152,445	10.17 to 66.72	$26,061,685	0.53%	0.95% to 1.55%	-8.91% to -7.53%

Asset Manager: Growth Portfolio
2022	23,878	18.35 to 40.32	$782,749	1.70%	0.95% to 1.55%	-18.93% to -17.83%
2021	24,215	22.63 to 49.19	$969,478	1.38%	0.95% to 1.55%	11.10% to 12.61%
2020	24,803	20.37 to 43.77	$887,421	0.99%	0.95% to 1.55%	14.29% to 15.84%
2019	25,820	17.82 to 37.86	$798,018	1.52%	0.95% to 1.55%	19.71% to 21.34%
2018	26,726	14.89 to 31.25	$692,215	1.46%	0.95% to 1.55%	-9.99% to -8.76%

Midland National Life Insurance Company
Separate Account C
Notes to Financial Statements

	December 31			Year Ended December 31
		Unit Fair Value		Investment	Expense Ratio	Total Return
		Lowest to		Income	Lowest to	Lowest to
	Units	Highest	Net Assets	Ratio*	Highest**	Highest***
Balanced Portfolio
2022	87,409	24.30 to 38.34	$2,909,180	1.07%	0.95% to 1.55%	-20.04% to -18.96%
2021	97,357	30.39 to 47.38	$3,990,135	0.80%	0.95% to 1.55%	15.31% to 16.88%
2020	107,172	26.36 to 40.63	$3,734,962	1.23%	0.95% to 1.55%	19.35% to 20.97%
2019	103,239	21.05 to 33.66	$2,994,631	1.68%	0.95% to 1.55%	22.78% to 28.45%
2018	102,737	16.98 to 27.42	$2,415,987	1.38%	0.95% to 1.55%	-6.77% to -5.35%

Growth & Income Portfolio
2022	56,123	26.17 to 49.51	$2,221,263	1.73%	0.95% to 1.55%	-7.46% to -6.07%
2021	42,571	28.28 to 52.82	$1,912,317	2.49%	0.95% to 1.55%	22.60% to 24.45%
2020	40,129	22.03 to 42.53	$1,519,482	1.81%	0.95% to 1.55%	4.68% to 6.58%
2019	46,710	20.57 to 39.99	$1,666,471	4.65%	0.95% to 1.55%	21.11% to 28.24%
2018	49,486	16.68 to 31.19	$1,369,397	0.32%	0.95% to 1.55%	-11.67% to -10.06%

Growth Opportunities Portfolio
2022	2,179,357	6.62 to 50.03	$25,629,581	0.00%	0.95% to 1.65%	-39.81% to -14.52%
2021	1,773,452	10.85 to 82.38	$36,217,102	0.00%	0.95% to 1.65%	8.97% to 10.61%
2020	859,730	15.19 to 75.22	$19,518,772	0.00%	0.95% to 1.65%	64.16% to 66.64%
2019	236,128	10.94 to 45.59	$4,894,768	0.07%	0.95% to 1.55%	9.44% to 39.17%
2018	69,787	25.67 to 33.09	$2,202,365	0.12%	0.95% to 1.55%	9.76% to 11.14%

Value Strategies Portfolio
2022	125,231	15.27 to 34.13	$3,313,053	0.80%	0.95% to 1.65%	-9.59% to -8.22%
2021	145,209	16.68 to 37.19	$4,164,179	1.29%	0.95% to 1.65%	30.12% to 32.08%
2020	158,855	12.67 to 28.16	$3,461,782	0.93%	0.95% to 1.65%	5.41% to 7.00%
2019	207,898	11.88 to 26.31	$4,212,064	1.46%	0.95% to 1.55%	30.85% to 32.83%
2018	227,861	8.97 to 19.81	$3,481,341	0.72%	0.95% to 1.55%	-19.51% to -18.28%

Strategic Income Portfolio
2022	1,215,429	8.95 to 11.65	$13,518,369	3.20%	1.15% to 1.65%	-12.96% to -12.31%
2021	1,311,712	10.23 to 13.32	$16,820,518	2.66%	1.15% to 1.65%	2.04% to 2.35%
2020	1,058,570	10.85 to 13.01	$13,485,831	3.11%	1.15% to 1.65%	5.72% to 5.93%
2019	985,299	10.81 to 12.28	$11,890,430	3.47%	1.15% to 1.35%	9.17% to 9.39%
2018	839,972	9.89 to 11.23	$9,340,409	3.87%	1.15% to 1.35%	-4.13% to -3.94%

Emerging Markets Portfolio
2022	378,517	7.14 to 13.58	$4,847,182	1.46%	1.15% to 1.65%	-21.67% to -21.08%
2021	392,805	9.07 to 17.25	$6,271,407	2.11%	1.15% to 1.65%	-3.72% to -3.53%
2020	307,443	16.41 to 17.88	$5,427,630	0.56%	1.15% to 1.65%	29.12% to 29.38%
2019	298,922	12.70 to 13.82	$4,085,653	1.44%	1.15% to 1.35%	27.46% to 27.72%
2018	292,843	9.95 to 10.82	$3,145,115	0.57%	1.15% to 1.35%	-19.27% to -19.10%

Real Estate Portfolio
2022	1,093,124	9.92 to 15.68	$16,300,362	1.11%	1.15% to 1.65%	-28.88% to -28.34%
2021	1,183,454	13.87 to 21.94	$25,046,160	0.96%	1.15% to 1.65%	36.38% to 37.06%
2020	1,174,541	10.54 to 16.01	$18,444,735	1.83%	1.15% to 1.65%	-8.04% to -7.86%
2019	1,123,074	11.45 to 17.37	$19,207,943	1.71%	1.15% to 1.35%	21.30% to 21.54%
2018	972,515	9.43 to 14.29	$13,743,142	2.65%	1.15% to 1.35%	-7.72% to -7.53%

Midland National Life Insurance Company
Separate Account C
Notes to Financial Statements

	December 31			Year Ended December 31
		Unit Fair Value		Investment	Expense Ratio	Total Return
		Lowest to		Income	Lowest to	Lowest to
	Units	Highest	Net Assets	Ratio*	Highest**	Highest***
Funds Manager 50% Portfolio
2022	476,238	9.20 to 15.29	$6,685,802	1.75%	1.15% to 1.65%	-15.19% to -14.89%
2021	506,181	10.82 to 17.99	$8,578,042	0.90%	1.15% to 1.65%	8.40% to 8.62%
2020	652,743	13.07 to 16.56	$10,514,394	1.07%	1.15% to 1.65%	12.36% to 12.58%
2019	390,642	11.62 to 14.71	$5,531,550	1.77%	1.15% to 1.35%	16.11% to 16.34%
2018	263,215	10.00 to 12.64	$3,305,990	1.55%	1.15% to 1.35%	-6.65% to -6.46%

Funds Manager 70% Portfolio
2022	271,929	9.34 to 18.07	$4,533,866	1.40%	1.15% to 1.65%	-17.17% to -16.71%
2021	273,919	11.21 to 21.71	$5,517,097	0.94%	1.15% to 1.65%	12.90% to 13.13%
2020	211,343	13.83 to 19.19	$3,988,691	0.75%	1.15% to 1.65%	14.38% to 14.61%
2019	195,113	12.07 to 16.74	$3,215,544	1.29%	1.15% to 1.35%	20.85% to 21.09%
2018	160,732	9.98 to 13.83	$2,187,534	0.96%	1.15% to 1.35%	-8.92% to -8.74%

Funds Manager 85% Portfolio
2022	98,669	9.42 to 20.43	$1,698,499	1.04%	1.15% to 1.65%	-18.55% to -17.93%
2021	77,511	11.50 to 24.96	$1,580,166	0.90%	1.15% to 1.65%	16.06% to 16.30%
2020	51,994	14.43 to 21.46	$1,025,047	0.67%	1.15% to 1.65%	15.69% to 15.92%
2019	58,243	12.46 to 18.51	$957,280	1.10%	1.15% to 1.35%	24.45% to 24.70%
2018	64,190	10.01 to 14.84	$881,870	0.66%	1.15% to 1.35%	-10.31% to -10.13%

Government Money Market Portfolio Service Class 2
2022	1,167,641	9.09 to 10.04	$10,859,494	1.20%	1.15% to 1.65%	-0.09% to 0.44%
2021	409,542	9.10 to 9.79	$3,739,334	0.01%	1.15% to 1.65%	-1.33% to -1.13%
2020	471,550	9.22 to 9.34	$4,357,277	0.22%	1.15% to 1.65%	-1.11% to -0.91%
2019	404,659	9.33 to 9.43	$3,782,351	2.05%	1.15% to 1.35%	0.40% to 0.60%
2018	274,293	9.29 to 9.37	$2,550,426	1.29%	1.15% to 1.35%	0.03% to 0.23%

International Capital Appreciation Portfolio
2022	347,377	7.98 to 11.17	$3,744,480	0.10%	1.15% to 1.65%	-27.77% to -27.23%
2021	201,884	10.99 to 15.39	$3,047,690	0.00%	1.15% to 1.65%	10.61% to 10.83%
2020	46,564	13.87 to 13.89	$646,274	0.18%	1.15% to 1.65%	38.70% to 38.88%

American Century Variable
Portfolios, Inc.
Balanced Fund
2022	381,422	9.25 to 31.60	$4,370,046	1.01%	0.95% to 1.65%	-19.51% to -18.05%
2021	293,229	11.34 to 38.74	$4,445,373	0.55%	0.95% to 1.65%	12.63% to 14.68%
2020	171,886	11.17 to 33.93	$2,639,998	1.04%	0.95% to 1.65%	9.48% to 11.46%
2019	85,773	10.64 to 30.58	$1,630,677	1.46%	0.95% to 1.55%	6.42% to 18.72%
2018	60,186	16.21 to 25.87	$1,243,684	1.46%	0.95% to 1.55%	-6.45% to -4.74%

Capital Appreciation Fund
2022	30,055	39.48 to 59.86	$1,554,367	0.00%	0.95% to 1.55%	-29.67% to -28.79%
2021	37,917	55.38 to 84.43	$2,743,993	0.00%	0.95% to 1.55%	8.46% to 10.10%
2020	35,591	51.06 to 77.03	$2,380,600	0.00%	0.95% to 1.55%	39.01% to 41.11%
2019	50,296	36.73 to 54.84	$2,336,783	0.00%	0.95% to 1.55%	32.28% to 34.28%
2018	43,725	27.77 to 41.02	$1,560,985	0.00%	0.95% to 1.55%	-7.50% to -6.10%

Midland National Life Insurance Company
Separate Account C
Notes to Financial Statements

	December 31			Year Ended December 31
		Unit Fair Value		Investment	Expense Ratio	Total Return
		Lowest to		Income	Lowest to	Lowest to
	Units	Highest	Net Assets	Ratio*	Highest**	Highest***
International Fund
2022	120,287	9.87 to 24.26	$2,513,047	1.20%	0.95% to 1.90%	-27.55% to -25.57%
2021	130,562	13.63 to 32.70	$3,687,149	0.04%	0.95% to 1.90%	4.71% to 7.57%
2020	145,052	13.01 to 30.49	$3,854,284	0.37%	0.95% to 1.90%	21.15% to 24.47%
2019	170,774	10.74 to 24.56	$3,652,645	0.73%	0.95% to 1.90%	23.55% to 26.93%
2018	172,262	8.69 to 19.40	$2,900,218	1.26%	0.95% to 1.90%	-18.35% to -16.10%

Value Fund
2022	3,579,528	11.64 to 57.34	$78,502,176	1.93%	0.95% to 1.65%	-2.31% to -0.59%
2021	3,622,389	11.73 to 57.84	$83,459,581	1.65%	0.95% to 1.65%	21.03% to 23.11%
2020	3,366,384	11.91 to 47.11	$65,728,799	1.93%	0.95% to 1.65%	-1.81% to -0.12%
2019	3,224,422	11.96 to 47.31	$63,837,412	1.97%	0.95% to 1.55%	23.30% to 25.72%
2018	3,065,660	9.54 to 37.77	$49,039,862	1.62%	0.95% to 1.55%	-11.89% to -10.14%

Disciplined Core Value Fund
2022	401,414	10.24 to 34.00	$5,581,814	1.51%	0.95% to 1.90%	-15.99% to -13.61%
2021	404,854	11.88 to 39.51	$6,796,119	0.90%	0.95% to 1.90%	18.86% to 22.18%
2020	169,691	11.78 to 32.40	$2,829,639	1.62%	0.95% to 1.90%	7.40% to 10.39%
2019	86,210	10.71 to 29.39	$1,786,997	1.86%	0.95% to 1.90%	7.12% to 22.58%
2018	73,390	12.96 to 24.04	$1,478,926	1.66%	0.95% to 1.90%	-10.58% to -8.08%

Inflation Protection Fund
2022	843,072	9.05 to 13.95	$8,589,219	5.82%	0.95% to 1.65%	-15.18% to -13.85%
2021	917,451	10.52 to 16.20	$10,982,251	2.94%	0.95% to 1.65%	3.70% to 5.26%
2020	499,768	10.42 to 15.39	$6,057,618	1.30%	0.95% to 1.65%	6.90% to 8.52%
2019	474,712	9.64 to 14.18	$5,470,382	2.29%	0.95% to 1.55%	5.79% to 7.87%
2018	512,725	8.98 to 13.15	$5,679,743	2.82%	0.95% to 1.55%	-5.61% to -3.74%

Large Company Value Fund
2022	65,616	16.96 to 26.91	$1,449,982	2.12%	0.95% to 1.90%	-3.87% to -1.40%
2021	26,205	17.64 to 27.29	$581,814	1.48%	0.95% to 1.90%	17.35% to 20.38%
2020	22,008	15.03 to 22.67	$410,305	1.24%	0.95% to 1.90%	-1.04% to 1.52%
2019	31,865	15.19 to 22.33	$581,962	2.52%	0.95% to 1.90%	22.93% to 26.10%
2018	28,298	12.36 to 17.71	$431,595	1.79%	0.95% to 1.90%	-11.36% to -9.06%

Mid Cap Value Fund
2022	1,698,085	11.50 to 40.65	$38,660,896	2.06%	0.95% to 1.90%	-4.96% to -2.27%
2021	1,656,790	11.79 to 41.61	$40,422,702	1.07%	0.95% to 1.90%	18.55% to 21.85%
2020	1,465,158	11.72 to 34.15	$30,621,899	1.49%	0.95% to 1.90%	-2.56% to 0.15%
2019	1,368,066	11.73 to 34.10	$28,990,438	1.91%	0.95% to 1.90%	24.31% to 27.77%
2018	1,196,299	9.21 to 26.68	$20,178,339	1.36%	0.95% to 1.90%	-16.14% to -13.79%

Ultra Fund
2022	239,708	8.23 to 38.57	$5,798,287	0.00%	0.95% to 1.90%	-34.78% to -33.07%
2021	209,522	12.31 to 57.65	$8,190,316	0.00%	0.95% to 1.90%	18.77% to 21.83%
2020	176,506	13.73 to 47.32	$6,680,541	0.00%	0.95% to 1.90%	44.41% to 48.14%
2019	185,616	15.24 to 31.94	$4,847,138	0.00%	0.95% to 1.90%	29.84% to 33.19%
2018	219,402	11.48 to 23.98	$4,360,242	0.11%	0.95% to 1.90%	-2.74% to -0.36%

Midland National Life Insurance Company
Separate Account C
Notes to Financial Statements

	December 31			Year Ended December 31
		Unit Fair Value		Investment	Expense Ratio	Total Return
		Lowest to		Income	Lowest to	Lowest to
	Units	Highest	Net Assets	Ratio*	Highest**	Highest***
MFS Variable Insurance Trust
Research Series
2022	8,860	34.62 to 41.80	$345,456	0.36%	0.95% to 1.40%	-19.02% to -18.21%
2021	11,075	42.65 to 51.62	$522,728	0.46%	0.95% to 1.40%	22.11% to 23.34%
2020	11,622	29.91 to 42.27	$449,673	0.58%	0.95% to 1.40%	13.50% to 15.21%
2019	15,535	26.35 to 37.06	$524,343	0.64%	0.95% to 1.40%	29.39% to 31.35%
2018	21,621	20.36 to 28.50	$544,784	0.67%	0.95% to 1.40%	-6.95% to -5.53%

Growth Series
2022	27,683	35.64 to 51.57	$1,263,463	0.00%	0.95% to 1.40%	-33.25% to -32.45%
2021	33,610	53.40 to 77.11	$2,249,571	0.00%	0.95% to 1.40%	20.26% to 22.07%
2020	35,031	43.03 to 63.80	$1,922,507	0.00%	0.95% to 1.40%	28.35% to 30.29%
2019	54,317	33.48 to 49.46	$2,277,555	0.00%	0.95% to 1.40%	34.44% to 36.48%
2018	50,585	26.22 to 36.60	$1,590,189	0.06%	0.95% to 1.40%	-0.08% to 1.44%

Investors Trust Series
2022	12,473	27.48 to 37.25	$424,738	0.39%	0.95% to 1.40%	-18.70% to -17.47%
2021	15,163	33.80 to 45.13	$629,438	0.64%	0.95% to 1.40%	23.45% to 25.31%
2020	9,831	28.48 to 36.02	$330,272	0.53%	0.95% to 1.40%	11.35% to 12.53%
2019	10,497	25.58 to 32.01	$312,969	0.65%	0.95% to 1.40%	28.65% to 30.01%
2018	10,751	20.44 to 24.62	$247,965	0.82%	0.95% to 1.40%	-7.63% to -6.60%

New Discovery Series
2022	296,274	6.65 to 67.19	$6,468,801	0.00%	0.95% to 1.65%	-31.41% to -30.62%
2021	261,698	9.61 to 97.00	$8,911,462	0.00%	0.95% to 1.65%	-0.89% to 0.61%
2020	242,603	14.37 to 96.63	$8,811,176	0.00%	0.95% to 1.65%	42.06% to 44.21%
2019	206,829	15.43 to 67.17	$5,768,564	0.00%	0.95% to 1.40%	37.86% to 39.94%
2018	161,830	11.06 to 48.07	$3,381,752	0.00%	0.95% to 1.40%	-4.11% to -2.65%

Corporate Bond Portfolio
2022	456,798	8.11 to 10.56	$4,641,603	2.82%	1.15% to 1.65%	-17.99% to -17.37%
2021	545,360	9.83 to 12.81	$6,786,809	2.79%	1.15% to 1.65%	-3.07% to -2.78%
2020	507,623	10.69 to 13.18	$6,553,210	3.23%	1.15% to 1.65%	8.86% to 9.07%
2019	336,788	11.11 to 12.08	$3,996,954	3.40%	1.15% to 1.35%	12.92% to 13.15%
2018	285,257	9.83 to 10.68	$3,009,012	3.62%	1.15% to 1.35%	-4.61% to -4.42%

Emerging Markets Equity Portfolio
2022	490,510	6.96 to 9.99	$4,333,857	3.83%	1.15% to 1.65%	-21.25% to -20.66%
2021	443,247	8.80 to 12.66	$4,978,993	0.29%	1.15% to 1.65%	-8.55% to -8.09%
2020	347,963	12.31 to 13.80	$4,326,030	2.65%	1.15% to 1.65%	8.85% to 9.07%
2019	347,537	11.31 to 11.86	$3,967,495	0.39%	1.15% to 1.35%	18.57% to 18.81%
2018	279,063	9.54 to 9.99	$2,677,402	0.12%	1.15% to 1.35%	-15.29% to -15.12%

Technology Portfolio
2022	255,364	7.22 to 31.45	$5,976,160	0.00%	1.15% to 1.65%	-36.90% to -36.43%
2021	242,501	11.37 to 49.60	$10,190,011	0.00%	1.15% to 1.65%	11.91% to 12.13%
2020	223,568	22.64 to 44.24	$9,325,705	0.00%	1.15% to 1.65%	44.44% to 44.73%
2019	159,504	15.66 to 30.56	$4,536,402	0.00%	1.15% to 1.35%	34.05% to 34.32%
2018	143,958	11.67 to 22.75	$3,062,555	0.00%	1.15% to 1.35%	0.15% to 0.35%

Midland National Life Insurance Company
Separate Account C
Notes to Financial Statements

	December 31			Year Ended December 31
		Unit Fair Value		Investment	Expense Ratio	Total Return
		Lowest to		Income	Lowest to	Lowest to
	Units	Highest	Net Assets	Ratio*	Highest**	Highest***
Global Tactical Allocation Portfolio
2022	87,652	9.21 to 13.11	$1,120,198	1.93%	1.15% to 1.65%	-8.68% to -8.50%
2021	101,409	11.81 to 14.33	$1,431,242	0.74%	1.15% to 1.65%	1.21% to 1.41%
2020	102,241	11.66 to 14.13	$1,425,162	1.41%	1.15% to 1.65%	4.56% to 4.77%
2019	102,347	11.14 to 13.49	$1,362,722	2.64%	1.15% to 1.35%	12.77% to 12.99%
2018	86,446	9.87 to 11.94	$1,019,727	0.50%	1.15% to 1.35%	-6.09% to -5.90%

International Intrinsic Value Portfolio
2022	706,289	8.25 to 19.79	$12,895,443	0.43%	1.15% to 1.65%	-25.00% to -24.44%
2021	755,556	10.94 to 26.26	$18,677,437	0.13%	1.15% to 1.65%	8.58% to 9.02%
2020	727,659	12.25 to 24.09	$17,035,693	0.76%	1.15% to 1.65%	18.59% to 18.83%
2019	754,246	12.56 to 20.27	$14,878,599	1.49%	1.15% to 1.35%	23.97% to 24.22%
2018	711,952	10.12 to 16.32	$11,345,060	0.97%	1.15% to 1.35%	-10.94% to -10.76%

Utilities Series Portfolio
2022	789,296	11.00 to 21.36	$15,660,116	2.32%	1.15% to 1.65%	-1.16% to -0.42%
2021	567,882	11.07 to 21.50	$11,760,574	1.60%	1.15% to 1.65%	12.07% to 12.52%
2020	584,085	11.45 to 19.11	$10,974,016	2.18%	1.15% to 1.65%	4.20% to 4.41%
2019	611,789	13.03 to 18.30	$11,022,016	3.98%	1.15% to 1.35%	23.13% to 23.37%
2018	545,782	10.57 to 14.84	$8,005,693	0.84%	1.15% to 1.35%	-0.55% to -0.35%

Blended Research Core Equity Portfolio
2022	214,647	10.54 to 17.10	$3,459,958	0.93%	1.15% to 1.65%	-17.57% to -16.95%
2021	148,687	12.72 to 20.64	$2,979,636	0.91%	1.15% to 1.65%	27.07% to 27.71%
2020	111,347	12.16 to 16.16	$1,773,875	1.22%	1.15% to 1.65%	13.51% to 13.74%
2019	129,335	12.97 to 14.21	$1,822,295	1.51%	1.15% to 1.35%	27.15% to 27.40%
2018	188,802	10.18 to 11.15	$2,091,274	1.28%	1.15% to 1.35%	-9.23% to -9.05%

Global Real Estate Portfolio
2022	87,455	9.37 to 10.93	$873,404	1.57%	1.15% to 1.65%	-28.26% to -27.79%
2021	41,261	13.01 to 15.19	$570,615	1.29%	1.15% to 1.65%	27.87% to 28.39%
2020	20,453	10.90 to 11.88	$223,797	2.29%	1.15% to 1.65%	-0.21% to -0.01%
2019	30,844	10.93 to 10.94	$337,178	2.13%	1.15% to 1.35%	9.26% to 9.41%

Lord Abbett Series Fund, Inc.
Growth and Income Portfolio
2022	50,673	19.68 to 37.21	$1,588,535	1.18%	0.95% to 1.40%	-11.63% to -10.29%
2021	58,532	22.26 to 41.67	$2,048,656	1.12%	0.95% to 1.40%	25.90% to 27.80%
2020	57,719	21.11 to 32.75	$1,601,094	1.53%	0.95% to 1.40%	0.71% to 1.73%
2019	60,148	20.84 to 32.34	$1,652,412	1.69%	0.95% to 1.40%	20.13% to 21.33%
2018	62,205	17.24 to 26.77	$1,418,592	1.33%	0.95% to 1.40%	-9.93% to -9.02%

Mid-Cap Stock Portfolio
2022	41,705	19.50 to 46.92	$1,406,074	0.69%	0.95% to 1.40%	-13.45% to -12.05%
2021	54,108	21.13 to 53.59	$2,037,574	0.59%	0.95% to 1.40%	25.46% to 27.48%
2020	59,659	17.80 to 42.22	$1,760,151	0.90%	0.95% to 1.40%	-0.08% to 1.53%
2019	70,764	17.04 to 41.78	$2,067,659	0.90%	0.95% to 1.40%	19.55% to 21.48%
2018	84,952	14.06 to 34.54	$2,017,140	0.65%	0.95% to 1.40%	-17.19% to -15.85%

International Opportunities Portfolio
2019	—	-	$0	1.92%	0.95% to 1.40%	n/a
2018	250,017	12.82 to 26.60	$5,854,396	0.88%	0.95% to 1.40%	-25.86% to -24.39%

Bond-Debenture Portfolio

Midland National Life Insurance Company
Separate Account C
Notes to Financial Statements

	December 31			Year Ended December 31
		Unit Fair Value		Investment	Expense Ratio	Total Return
		Lowest to		Income	Lowest to	Lowest to
	Units	Highest	Net Assets	Ratio*	Highest**	Highest***
2022	2,180,746	8.75 to 12.95	$26,358,622	4.23%	1.15% to 1.65%	-14.23% to -13.58%
2021	2,216,628	10.15 to 15.03	$31,636,001	3.44%	1.15% to 1.65%	1.59% to 2.10%
2020	1,665,760	11.23 to 14.72	$23,849,233	3.66%	1.15% to 1.65%	5.86% to 6.07%
2019	1,691,833	11.07 to 13.88	$23,012,603	4.29%	1.15% to 1.35%	11.83% to 12.06%
2018	1,462,361	9.89 to 12.38	$17,841,186	4.53%	1.15% to 1.35%	-5.31% to -5.12%

Fundamental Equity Portfolio
2022	125,716	10.62 to 20.87	$2,027,903	1.00%	1.15% to 1.65%	-13.25% to -12.77%
2021	130,704	12.19 to 23.98	$2,490,443	0.97%	1.15% to 1.65%	25.61% to 25.86%
2020	94,541	11.98 to 19.06	$1,711,130	1.12%	1.15% to 1.65%	0.40% to 0.61%
2019	95,557	11.92 to 18.94	$1,757,521	1.30%	1.15% to 1.35%	19.89% to 20.13%
2018	97,268	9.94 to 15.77	$1,512,416	1.65%	1.15% to 1.35%	-9.39% to -9.21%

Developing Growth Portfolio
2022	256,051	5.68 to 23.70	$3,934,395	0.00%	1.15% to 1.65%	-37.03% to -36.56%
2021	276,246	8.96 to 37.46	$7,369,944	0.00%	1.15% to 1.65%	-4.34% to -3.86%
2020	162,728	15.76 to 38.96	$6,096,951	0.00%	1.15% to 1.65%	70.28% to 70.62%
2019	132,524	15.77 to 22.83	$2,951,762	0.00%	1.15% to 1.35%	30.00% to 30.26%
2018	146,497	12.12 to 17.53	$2,539,423	0.00%	1.15% to 1.35%	3.47% to 3.68%

Short Duration Income Portfolio
2022	1,806,807	9.34 to 10.10	$17,956,408	2.58%	1.15% to 1.65%	-6.61% to -5.91%
2021	2,096,756	9.94 to 10.76	$22,270,009	2.39%	1.15% to 1.65%	-0.72% to -0.52%
2020	1,794,042	10.58 to 10.82	$19,215,169	2.70%	1.15% to 1.65%	1.74% to 1.95%
2019	1,853,386	10.39 to 10.61	$19,527,957	3.11%	1.15% to 1.35%	3.65% to 3.85%
2018	1,661,011	10.01 to 10.22	$16,864,578	3.99%	1.15% to 1.35%	-0.21% to -0.01%

Alger Fund
LargeCap Growth Portfolio
2022	126,522	20.27 to 37.11	$3,604,009	0.00%	0.95% to 1.40%	-40.26% to -39.23%
2021	136,898	33.51 to 61.68	$6,353,515	0.00%	0.95% to 1.40%	8.92% to 10.78%
2020	176,154	30.39 to 56.24	$7,542,435	0.16%	0.95% to 1.40%	62.67% to 65.45%
2019	215,054	18.45 to 34.33	$5,626,299	0.00%	0.95% to 1.40%	23.79% to 26.23%
2018	271,640	14.68 to 27.47	$5,649,133	0.00%	0.95% to 1.40%	-0.73% to 1.24%

MidCap Growth Portfolio
2022	122,869	21.16 to 34.38	$3,329,477	0.00%	0.95% to 1.40%	-37.74% to -36.68%
2021	127,914	33.91 to 54.84	$5,462,834	0.00%	0.95% to 1.40%	1.48% to 3.22%
2020	141,563	33.35 to 53.66	$5,958,203	0.00%	0.95% to 1.40%	60.33% to 63.07%
2019	168,048	18.08 to 33.24	$4,401,275	0.00%	0.95% to 1.40%	26.53% to 29.02%
2018	164,109	14.29 to 26.02	$3,315,112	0.00%	0.95% to 1.40%	-10.11% to -8.33%

Capital Appreciation Portfolio
2022	57,854	27.89 to 57.05	$2,095,083	0.00%	0.95% to 1.40%	-38.06% to -37.12%
2021	74,574	44.55 to 91.64	$4,377,840	0.00%	0.95% to 1.40%	16.24% to 18.00%
2020	87,877	37.93 to 78.45	$4,581,915	0.00%	0.95% to 1.40%	38.33% to 40.41%
2019	96,426	27.13 to 56.43	$3,519,221	0.00%	0.95% to 1.40%	30.47% to 32.44%
2018	112,131	20.58 to 43.03	$3,107,490	0.09%	0.95% to 1.40%	-2.62% to -1.14%

SmallCap Growth Portfolio

Midland National Life Insurance Company
Separate Account C
Notes to Financial Statements

	December 31			Year Ended December 31
		Unit Fair Value		Investment	Expense Ratio	Total Return
		Lowest to		Income	Lowest to	Lowest to
	Units	Highest	Net Assets	Ratio*	Highest**	Highest***
2022	22,394	19.98 to 41.03	$530,498	0.00%	1.30% to 1.90%	-39.48% to -38.60%
2021	23,539	32.68 to 66.83	$906,085	0.00%	1.30% to 1.90%	-8.29% to -6.95%
2020	24,929	35.28 to 71.82	$1,036,808	0.98%	1.30% to 1.90%	63.19% to 65.57%
2019	28,717	21.40 to 43.38	$725,070	0.00%	1.30% to 1.90%	26.27% to 28.11%
2018	32,143	16.78 to 33.86	$640,494	0.00%	1.30% to 1.90%	-0.98% to 0.47%

Capital Appreciation Portfolio Class S
2022	1,309,054	7.43 to 27.49	$31,891,779	0.00%	1.15% to 1.65%	-37.72% to -37.25%
2021	1,324,281	11.86 to 43.92	$53,315,224	0.00%	1.15% to 1.65%	16.89% to 17.47%
2020	1,414,534	13.04 to 37.38	$50,279,382	0.00%	1.15% to 1.65%	39.50% to 39.78%
2019	1,652,500	14.64 to 26.74	$42,742,263	0.00%	1.15% to 1.35%	31.46% to 31.72%
2018	1,767,628	11.12 to 20.30	$35,116,472	0.00%	1.15% to 1.35%	-1.71% to -1.51%

Calvert Variable Series, Inc.
Mid Cap Growth Portfolio
2022	143,288	8.84 to 31.23	$2,501,167	0.00%	0.95% to 1.65%	-21.04% to -20.21%
2021	158,238	11.10 to 39.56	$3,630,609	0.22%	0.95% to 1.65%	12.81% to 13.94%
2020	169,492	14.52 to 35.07	$3,619,712	0.37%	0.95% to 1.65%	10.03% to 11.19%
2019	135,215	19.06 to 31.85	$2,765,780	0.45%	0.95% to 1.40%	28.50% to 30.12%
2018	122,026	14.71 to 24.73	$1,951,529	0.67%	0.95% to 1.40%	-6.52% to -5.34%

S&P 500 Index Portfolio
2022	41,398	10.22 to 41.57	$1,221,541	0.91%	0.95% to 1.65%	-19.99% to -19.11%
2021	78,224	20.25 to 51.39	$2,415,998	1.57%	0.95% to 1.65%	25.81% to 27.20%
2020	77,843	15.96 to 40.40	$1,945,124	1.37%	0.95% to 1.65%	15.71% to 16.98%
2019	57,822	13.69 to 34.53	$1,444,394	1.70%	0.95% to 1.40%	28.49% to 29.91%
2018	64,136	17.82 to 26.58	$1,335,229	2.03%	0.95% to 1.40%	-6.68% to -5.64%

SRI Balanced Portfolio
2022	447,839	9.49 to 12.82	$5,599,365	1.21%	0.95% to 1.65%	-16.68% to -16.22%
2021	397,554	11.35 to 15.34	$5,971,931	1.40%	0.95% to 1.65%	13.18% to 13.41%
2020	199,727	13.45 to 13.52	$2,690,929	1.72%	0.95% to 1.65%	13.22% to 13.44%
2019	81,473	11.88 to 11.92	$969,305	0.94%	0.95% to 1.40%	22.61% to 22.86%
2018	26,401	9.69 to 9.70	$256,115	3.16%	0.95% to 1.40%	-3.09% to -2.96%

Invesco Variable Insurance Funds
Technology Fund
2022	20,421	24.08 to 36.54	$590,218	0.00%	0.95% to 1.40%	-41.40% to -40.52%
2021	28,361	40.13 to 62.04	$1,368,074	0.00%	0.95% to 1.40%	11.64% to 13.33%
2020	42,169	36.52 to 55.29	$1,828,280	0.00%	0.95% to 1.40%	42.58% to 44.73%
2019	39,957	25.06 to 38.59	$1,198,233	0.00%	0.95% to 1.40%	32.59% to 34.59%
2018	39,479	18.84 to 28.96	$887,568	0.00%	0.95% to 1.40%	-2.88% to -1.40%

Managed Volatility Fund
2021	—	-	$0	4.22%	0.95% to 1.40%	n/a
2020	23,140	23.78 to 30.76	$648,472	1.75%	0.95% to 1.40%	-3.64% to -2.42%
2019	30,560	22.80 to 31.84	$886,021	1.35%	0.95% to 1.40%	15.37% to 17.46%
2018	34,530	18.43 to 27.38	$856,720	1.74%	0.95% to 1.40%	-13.43% to -11.85%

Diversified Dividend Fund

Midland National Life Insurance Company
Separate Account C
Notes to Financial Statements

	December 31			Year Ended December 31
		Unit Fair Value		Investment	Expense Ratio	Total Return
		Lowest to		Income	Lowest to	Lowest to
	Units	Highest	Net Assets	Ratio*	Highest**	Highest***
2022	294,504	10.10 to 16.16	$3,273,278	2.50%	0.95% to 1.40%	-4.05% to -2.61%
2021	67,057	10.48 to 16.59	$998,265	2.36%	0.95% to 1.40%	4.80% to 17.77%
2020	57,070	11.42 to 14.09	$745,103	2.77%	0.95% to 1.40%	-2.04% to -0.81%
2019	61,141	10.28 to 14.20	$804,640	4.09%	0.95% to 1.40%	21.70% to 23.91%
2018	66,707	8.45 to 11.46	$716,583	2.86%	0.95% to 1.40%	-10.10% to -8.45%

Health Care Fund
2022	28,861	28.92 to 36.40	$999,125	0.00%	0.95% to 1.40%	-15.20% to -14.14%
2021	30,187	33.17 to 42.39	$1,219,513	0.18%	0.95% to 1.40%	9.58% to 11.24%
2020	42,262	30.27 to 38.11	$1,535,526	0.27%	0.95% to 1.40%	11.69% to 13.38%
2019	53,181	27.10 to 33.62	$1,694,997	0.04%	0.95% to 1.40%	29.30% to 31.25%
2018	60,632	20.96 to 25.80	$1,474,378	0.00%	0.95% to 1.40%	-1.55% to -0.05%

Global Real Estate Fund
2022	8,681	8.49 to 11.85	$84,692	2.31%	1.30% to 1.90%	-27.75% to -26.29%
2021	9,848	11.75 to 16.07	$132,519	2.59%	1.30% to 1.90%	21.07% to 23.52%
2020	10,620	9.70 to 13.01	$116,666	2.86%	1.30% to 1.90%	-15.62% to -13.91%
2019	21,492	11.50 to 15.12	$271,311	4.65%	1.30% to 1.90%	18.37% to 20.76%
2018	15,834	9.71 to 12.52	$168,990	3.32%	1.30% to 1.90%	-9.62% to -7.78%

International Equity Fund
2022	15,295	10.52 to 14.32	$179,775	1.13%	1.30% to 1.90%	-21.23% to -19.76%
2021	13,190	13.35 to 17.84	$197,995	0.90%	1.30% to 1.90%	2.08% to 3.98%
2020	18,888	13.08 to 17.16	$274,266	2.29%	1.30% to 1.90%	9.94% to 11.99%
2019	24,018	11.90 to 15.32	$313,835	1.24%	1.30% to 1.90%	23.95% to 26.27%
2018	13,975	9.60 to 12.13	$153,261	1.32%	1.30% to 1.90%	-18.06% to -16.52%

Main Street Mid Cap Fund
2022	11,906	15.07 to 19.67	$201,986	0.07%	1.30% to 1.90%	-17.27% to -15.94%
2021	12,566	18.50 to 23.77	$256,318	0.25%	1.30% to 1.90%	18.94% to 20.85%
2020	16,785	15.33 to 19.67	$291,398	0.43%	1.30% to 1.90%	5.35% to 7.16%
2019	18,120	14.55 to 18.48	$295,438	0.19%	1.30% to 1.90%	20.92% to 23.05%
2018	16,124	12.03 to 15.02	$220,938	0.12%	1.30% to 1.90%	-14.53% to -13.01%

Core Bond Fund
2022	—	-	$0	5.57%	1.15% to 1.65%	n/a
2021	378,191	9.77 to 11.73	$4,303,595	1.87%	1.15% to 1.65%	-3.16% to -2.97%
2020	329,083	11.56 to 12.08	$3,936,503	3.07%	1.15% to 1.65%	7.96% to 8.17%
2019	225,425	10.70 to 11.17	$2,497,124	2.74%	1.15% to 1.35%	7.79% to 8.00%
2018	134,424	9.92 to 10.34	$1,381,911	3.07%	1.15% to 1.35%	-2.64% to -2.45%

Discovery Mid Cap Growth Fund
2022	291,563	7.73 to 19.93	$4,962,407	0.00%	1.15% to 1.65%	-32.26% to -31.75%
2021	282,423	11.35 to 29.27	$7,275,896	0.00%	1.15% to 1.65%	16.85% to 17.43%
2020	167,268	13.48 to 24.92	$3,961,727	0.00%	1.15% to 1.65%	38.36% to 38.63%
2019	144,894	14.57 to 17.98	$2,537,512	0.00%	1.15% to 1.35%	37.15% to 37.42%
2018	93,983	10.61 to 13.08	$1,200,322	0.00%	1.15% to 1.35%	-7.57% to -7.38%

Global Multi-Alternatives Fund
2019	—	-	$0	1.96%	1.15% to 1.35%	n/a
2018	9,705	8.91 to 8.99	$87,065	0.68%	1.15% to 1.35%	-4.61% to -4.42%

Global Fund

Midland National Life Insurance Company
Separate Account C
Notes to Financial Statements

	December 31			Year Ended December 31
		Unit Fair Value		Investment	Expense Ratio	Total Return
		Lowest to		Income	Lowest to	Lowest to
	Units	Highest	Net Assets	Ratio*	Highest**	Highest***
2022	427,058	7.76 to 14.33	$5,761,990	0.00%	1.15% to 1.65%	-33.05% to -32.55%
2021	350,596	11.53 to 21.30	$7,192,700	0.00%	1.15% to 1.65%	13.40% to 13.85%
2020	317,456	13.41 to 18.71	$5,816,026	0.40%	1.15% to 1.65%	25.63% to 25.88%
2019	344,196	13.00 to 14.86	$5,016,048	0.66%	1.15% to 1.35%	29.69% to 29.95%
2018	331,573	10.01 to 11.44	$3,736,216	0.82%	1.15% to 1.35%	-14.56% to -14.39%

Main Street Fund
2022	559,502	9.81 to 17.58	$8,517,650	1.06%	1.15% to 1.65%	-21.61% to -21.02%
2021	565,628	12.44 to 22.31	$10,955,312	0.51%	1.15% to 1.65%	25.15% to 25.78%
2020	599,106	12.16 to 17.74	$9,305,031	1.03%	1.15% to 1.65%	12.16% to 12.39%
2019	678,260	11.64 to 15.78	$9,695,219	0.75%	1.15% to 1.35%	29.97% to 30.23%
2018	441,279	8.94 to 12.12	$5,103,092	0.94%	1.15% to 1.35%	-9.34% to -9.15%

Main Street Small Cap Fund
2022	452,613	9.34 to 17.35	$7,063,355	0.26%	1.15% to 1.65%	-17.41% to -16.79%
2021	420,960	11.25 to 20.91	$7,917,219	0.20%	1.15% to 1.65%	20.38% to 20.62%
2020	317,905	13.69 to 17.30	$5,299,345	0.31%	1.15% to 1.65%	18.03% to 18.26%
2019	351,560	11.68 to 14.63	$4,988,917	0.00%	1.15% to 1.35%	24.44% to 24.69%
2018	311,009	9.38 to 11.73	$3,567,016	0.07%	1.15% to 1.35%	-11.75% to -11.57%

Balanced-Risk Allocation Fund
2022	49,166	8.76 to 8.82	$431,417	9.54%	1.15% to 1.65%	-15.66% to -15.28%
2021	22,025	10.38 to 10.41	$229,058	4.74%	1.15% to 1.65%	3.84% to 3.84%

Core Plus Bond Fund
2022	516,522	8.36 to 8.45	$4,339,505	1.07%	1.15% to 1.65%	-15.82% to -15.61%
2021	32,938	9.97 to 9.99	$328,678	2.07%	1.15% to 1.65%	-0.31% to -0.18%

Equity and Income Fund
2022	552,753	9.50 to 9.68	$5,273,689	1.46%	1.15% to 1.65%	-9.74% to -8.38%
2021	346,426	10.45 to 10.57	$3,629,645	2.31%	1.15% to 1.65%	4.48% to 4.69%

Small Cap Equity Fund
2022	279,448	7.87 to 7.97	$2,212,976	0.00%	1.15% to 1.65%	-22.03% to -21.44%
2021	146,706	10.09 to 10.14	$1,484,271	0.00%	1.15% to 1.65%	0.94% to 1.28%

Equally Weighted S&P 500 Fund
2022	419,079	9.31 to 9.40	$3,924,433	1.13%	1.15% to 1.65%	-13.32% to -12.93%
2021	138,866	10.77 to 10.80	$1,497,330	1.34%	1.15% to 1.65%	7.73% to 7.89%

Growth and Income Portfolio
2022	23,359	17.47 to 22.82	$454,958	1.18%	1.30% to 1.90%	-9.09% to -7.63%
2021	26,174	19.52 to 25.09	$561,551	1.26%	1.30% to 1.90%	24.09% to 26.09%
2020	29,340	15.50 to 19.90	$505,212	1.60%	1.30% to 1.90%	-1.51% to 0.18%
2019	33,877	15.74 to 20.55	$591,115	1.26%	1.30% to 1.90%	20.74% to 23.11%
2018	32,582	13.04 to 16.69	$485,152	1.79%	1.30% to 1.90%	-16.46% to -14.80%

Value Opportunities Fund
2021	—	11.62 to 14.28	$0	0.25%	1.30% to 1.90%	2.17% to 3.61%
2020	2,107	11.62 to 14.28	$25,825	0.07%	1.30% to 1.90%	2.17% to 3.61%
2019	2,171	11.38 to 13.78	$25,814	0.00%	1.30% to 1.90%	26.21% to 27.99%
2018	4,958	9.02 to 10.77	$48,247	0.00%	1.30% to 1.90%	-21.79% to -20.68%

Midland National Life Insurance Company
Separate Account C
Notes to Financial Statements

	December 31			Year Ended December 31
		Unit Fair Value		Investment	Expense Ratio	Total Return
		Lowest to		Income	Lowest to	Lowest to
	Units	Highest	Net Assets	Ratio*	Highest**	Highest***
American Value Fund
2022	5,283	17.60 to 24.17	$112,569	0.46%	1.30% to 1.90%	-6.25% to -4.45%
2021	5,313	18.78 to 25.29	$118,886	0.22%	1.30% to 1.90%	23.18% to 25.54%
2020	6,841	15.24 to 20.15	$120,249	0.49%	1.30% to 1.90%	-2.66% to -0.79%
2019	8,788	15.66 to 20.31	$157,644	0.43%	1.30% to 1.90%	20.36% to 22.67%
2018	9,272	13.01 to 16.56	$136,422	0.17%	1.30% to 1.90%	-15.92% to -14.30%

J.P. Morgan Series Trust II
Core Bond Portfolio
2022	121,579	9.05 to 12.47	$1,367,281	2.00%	0.95% to 1.40%	-14.56% to -13.40%
2021	136,273	10.58 to 14.40	$1,784,669	1.90%	0.95% to 1.40%	-3.60% to -2.29%
2020	138,043	10.95 to 14.73	$1,863,705	2.04%	0.95% to 1.40%	5.39% to 6.83%
2019	163,089	9.12 to 13.79	$2,079,002	2.55%	0.95% to 1.40%	5.08% to 7.15%
2018	271,366	8.67 to 12.87	$3,189,953	2.23%	0.95% to 1.40%	-2.83% to -0.90%

Small Cap Core Portfolio
2022	58,778	22.55 to 39.38	$1,946,867	0.41%	0.95% to 1.40%	-21.46% to -20.11%
2021	70,089	28.65 to 49.79	$2,934,365	0.58%	0.95% to 1.40%	18.21% to 20.24%
2020	69,708	24.19 to 41.83	$2,429,425	0.83%	0.95% to 1.40%	10.71% to 12.61%
2019	70,901	19.61 to 37.52	$2,187,263	0.39%	0.95% to 1.40%	21.02% to 23.40%
2018	71,677	16.21 to 30.71	$1,781,995	0.41%	0.95% to 1.40%	-14.46% to -12.77%

Rydex Variable Trust
Nova Fund
2022	14,727	30.95 to 47.84	$560,713	0.32%	0.95% to 1.40%	-31.95% to -30.92%
2021	22,938	45.48 to 69.95	$1,293,247	0.29%	0.95% to 1.40%	38.75% to 40.84%
2020	13,914	32.78 to 50.16	$559,898	0.65%	0.95% to 1.40%	17.13% to 18.90%
2019	24,632	27.98 to 42.62	$847,228	1.18%	0.95% to 1.40%	41.53% to 43.67%
2018	29,327	19.77 to 29.96	$701,253	0.17%	0.95% to 1.40%	-12.51% to -11.17%

NASDAQ-100 Fund
2022	14,267	39.74 to 62.17	$758,701	0.00%	0.95% to 1.40%	-35.73% to -34.76%
2021	26,843	61.84 to 96.25	$2,230,090	0.00%	0.95% to 1.40%	22.51% to 24.36%
2020	33,377	50.48 to 78.18	$2,274,528	0.25%	0.95% to 1.40%	41.46% to 43.59%
2019	28,224	35.68 to 54.99	$1,340,877	0.12%	0.95% to 1.40%	33.55% to 35.57%
2018	29,953	26.72 to 40.97	$1,057,358	0.00%	0.95% to 1.40%	-4.20% to -2.74%

U.S. Government Money Market Fund
2022	30,052	6.97 to 9.41	$255,615	0.93%	0.95% to 1.45%	-1.65% to -0.22%
2021	14,356	7.09 to 9.52	$127,182	0.00%	0.95% to 1.45%	-2.75% to -0.88%
2020	9,554	7.26 to 9.52	$86,303	0.07%	0.95% to 1.45%	-2.75% to -0.88%
2019	13,622	7.43 to 9.60	$124,031	1.11%	0.95% to 1.45%	-1.53% to -0.09%
2018	47,621	7.55 to 9.61	$445,354	0.38%	0.95% to 1.45%	-1.81% to -0.37%

Inverse S&P 500 Strategy Fund
2022	130,753	0.64 to 0.89	$96,789	0.00%	0.95% to 1.40%	13.78% to 15.49%
2021	1,394,673	0.56 to 0.77	$825,814	0.00%	0.95% to 1.40%	-26.16% to -25.16%
2020	50,856	0.75 to 1.03	$45,664	1.08%	0.95% to 1.40%	-26.62% to -25.73%
2019	32,926	1.02 to 1.63	$41,658	0.81%	0.95% to 1.40%	-24.55% to -23.64%
2018	34,070	1.35 to 2.14	$57,051	0.00%	0.95% to 1.40%	1.74% to 2.98%

Inverse NASDAQ-100 Strategy Fund

Midland National Life Insurance Company
Separate Account C
Notes to Financial Statements

	December 31			Year Ended December 31
		Unit Fair Value		Investment	Expense Ratio	Total Return
		Lowest to		Income	Lowest to	Lowest to
	Units	Highest	Net Assets	Ratio*	Highest**	Highest***
2022	156,898	0.26 to 0.42	$44,147	0.00%	0.95% to 1.40%	31.59% to 33.56%
2021	81,069	0.19 to 0.26	$18,377	0.00%	0.95% to 1.40%	-26.90% to -26.16%
2020	55,051	0.26 to 0.35	$17,010	0.58%	0.95% to 1.40%	-39.20% to -38.59%
2019	71,858	0.43 to 0.57	$35,787	0.53%	0.95% to 1.40%	-29.90% to -29.20%
2018	69,153	0.62 to 0.80	$49,606	0.00%	0.95% to 1.40%	-3.98% to -3.01%

Inverse Government Long Bond Strategy Fund
2022	5,049	2.31 to 2.78	$12,170	0.00%	0.95% to 1.40%	43.40% to 44.83%
2021	2,956	1.61 to 1.92	$5,186	0.00%	0.95% to 1.40%	-0.98% to 0.01%
2020	5,576	1.62 to 1.92	$9,580	0.24%	0.95% to 1.40%	-22.61% to -21.84%
2019	4,985	2.10 to 2.46	$11,198	0.00%	0.95% to 1.40%	-15.04% to -14.18%
2018	14,239	2.47 to 2.97	$36,479	0.00%	0.95% to 1.40%	1.86% to 2.89%

Government Long Bond 1.2x Strategy
2022	7,121	10.80 to 12.93	$89,929	1.44%	0.95% to 1.40%	-41.97% to -41.39%
2021	7,103	17.09 to 22.06	$154,236	0.26%	0.95% to 1.40%	-9.73% to -8.37%
2020	13,410	18.94 to 24.07	$310,786	0.25%	0.95% to 1.40%	19.01% to 20.81%
2019	6,457	15.91 to 19.93	$124,669	2.48%	0.95% to 1.40%	13.99% to 15.71%
2018	9,266	13.96 to 17.22	$155,464	1.46%	0.95% to 1.40%	-7.65% to -6.25%

Rydex Variable Insurance Funds
Biotechnology Fund
2022	143,921	12.53 to 23.57	$3,230,976	0.00%	1.15% to 1.65%	-14.47% to -14.30%
2021	181,554	14.63 to 27.51	$4,793,871	0.00%	1.15% to 1.65%	0.06% to 0.26%
2020	259,748	14.61 to 27.44	$6,893,292	0.00%	1.15% to 1.65%	19.68% to 19.92%
2019	274,821	12.19 to 22.88	$6,058,557	0.00%	1.15% to 1.35%	23.00% to 23.24%
2018	299,204	9.90 to 18.56	$5,377,373	0.00%	1.15% to 1.35%	-10.67% to -10.49%

S&P 500 Pure Growth Fund
2022	275,030	8.81 to 25.70	$5,147,948	0.00%	1.15% to 1.65%	-29.52% to -28.99%
2021	154,384	12.43 to 36.28	$5,017,447	0.00%	1.15% to 1.65%	25.75% to 26.13%
2020	149,921	12.85 to 28.76	$4,004,339	0.00%	1.15% to 1.65%	25.61% to 25.87%
2019	196,550	13.13 to 22.85	$4,290,516	0.00%	1.15% to 1.35%	24.90% to 25.15%
2018	197,441	10.50 to 18.26	$3,449,466	0.00%	1.15% to 1.35%	-6.91% to -6.72%

S&P MidCap 400 Pure Growth Fund
2022	76,744	11.46 to 16.30	$1,217,030	0.00%	1.15% to 1.65%	-23.66% to -23.51%
2021	80,654	14.99 to 21.30	$1,675,612	0.00%	1.15% to 1.65%	10.71% to 10.93%
2020	90,505	13.53 to 19.20	$1,698,938	0.00%	1.15% to 1.65%	28.71% to 28.97%
2019	108,641	10.50 to 14.89	$1,585,408	0.00%	1.15% to 1.35%	13.86% to 14.09%
2018	109,541	9.21 to 13.05	$1,402,480	0.00%	1.15% to 1.35%	-15.98% to -15.81%

Guggenheim Variable Insurance Funds
Long Short Equity Fund
2022	54,064	10.18 to 17.57	$704,791	0.41%	0.95% to 1.65%	-15.91% to -15.20%
2021	63,710	14.66 to 20.71	$981,206	0.62%	0.95% to 1.65%	21.59% to 22.63%
2020	81,310	12.01 to 16.89	$1,020,715	0.78%	0.95% to 1.65%	3.06% to 3.94%
2019	67,719	11.60 to 16.25	$825,276	0.52%	0.95% to 1.40%	4.12% to 5.02%
2018	51,940	11.14 to 15.48	$617,103	0.00%	0.95% to 1.40%	-14.89% to -13.94%

Multi-Hedge Strategies Fund

Midland National Life Insurance Company
Separate Account C
Notes to Financial Statements

	December 31			Year Ended December 31
		Unit Fair Value		Investment	Expense Ratio	Total Return
		Lowest to		Income	Lowest to	Lowest to
	Units	Highest	Net Assets	Ratio*	Highest**	Highest***
2022	127,565	10.11 to 11.11	$1,394,523	1.24%	1.15% to 1.65%	-4.69% to -4.26%
2021	136,098	10.61 to 11.63	$1,560,693	0.00%	1.15% to 1.65%	6.65% to 6.87%
2020	178,747	10.53 to 10.88	$1,928,879	1.27%	1.15% to 1.65%	5.94% to 6.16%
2019	197,122	9.93 to 10.25	$2,005,173	2.27%	1.15% to 1.35%	3.60% to 3.81%
2018	230,108	9.57 to 9.88	$2,257,538	0.00%	1.15% to 1.35%	-6.35% to -6.17%

Global Managed Futures Strategy Fund
2022	133,622	9.45 to 11.18	$1,302,644	2.69%	1.15% to 1.65%	9.80% to 10.29%
2021	31,103	8.60 to 10.17	$276,221	0.00%	1.15% to 1.65%	-0.41% to -0.21%
2020	34,118	8.64 to 10.20	$296,674	3.56%	1.15% to 1.65%	1.22% to 1.42%
2019	42,558	8.53 to 10.06	$367,226	0.87%	1.15% to 1.35%	6.69% to 6.91%
2018	48,572	8.00 to 9.42	$392,483	0.00%	1.15% to 1.35%	-10.25% to -10.07%

Small Cap Value Fund
2022	289,179	11.09 to 19.34	$4,979,366	0.64%	1.15% to 1.65%	-5.31% to -4.60%
2021	254,718	11.65 to 20.33	$4,701,156	0.86%	1.15% to 1.65%	24.37% to 24.74%
2020	188,894	10.46 to 16.30	$2,995,915	0.87%	1.15% to 1.65%	-2.30% to -2.11%
2019	167,909	10.69 to 16.65	$2,747,725	0.82%	1.15% to 1.35%	20.93% to 21.18%
2018	173,902	8.83 to 13.74	$2,355,101	0.39%	1.15% to 1.35%	-13.84% to -13.67%

ProFunds VP
Profund Access VP High Yield Fund
2022	2,170	11.93 to 14.70	$30,492	3.02%	1.30% to 1.90%	-13.98% to -12.90%
2021	2,315	13.87 to 17.97	$36,416	2.44%	1.30% to 1.90%	-3.08% to -1.47%
2020	2,600	14.31 to 18.23	$41,796	8.74%	1.30% to 1.90%	-3.41% to -1.80%
2019	8,288	14.42 to 19.48	$145,287	4.11%	1.30% to 1.90%	8.46% to 10.87%
2018	17,028	13.29 to 17.57	$258,731	3.85%	1.30% to 1.90%	-4.15% to -2.00%

Asia 30
2022	5,524	8.53 to 11.32	$53,404	0.46%	1.30% to 1.90%	-26.84% to -25.59%
2021	6,208	11.66 to 15.22	$81,968	0.00%	1.30% to 1.90%	-21.13% to -19.78%
2020	4,762	15.91 to 18.97	$80,009	0.95%	1.30% to 1.90%	31.87% to 33.46%
2019	5,456	12.06 to 14.21	$69,847	0.26%	1.30% to 1.90%	22.88% to 24.36%
2018	5,843	9.21 to 11.43	$60,652	0.40%	1.30% to 1.90%	-21.22% to -19.86%

Banks
2022	4,155	5.05 to 6.54	$24,342	0.58%	1.30% to 1.90%	-22.71% to -21.51%
2021	10,082	6.53 to 8.53	$73,496	1.31%	1.30% to 1.90%	29.35% to 31.57%
2020	4,657	5.43 to 6.48	$27,578	1.38%	1.30% to 1.90%	-17.80% to -16.81%
2019	7,279	6.52 to 7.79	$52,386	1.04%	1.30% to 1.90%	32.13% to 33.86%
2018	8,064	4.69 to 5.82	$43,616	0.25%	1.30% to 1.90%	-20.82% to -19.45%

Basic Materials
2022	2,307	13.80 to 18.79	$36,813	0.17%	1.30% to 1.90%	-12.04% to -10.40%
2021	2,514	15.69 to 20.97	$45,430	0.75%	1.30% to 1.90%	21.61% to 23.88%
2020	1,696	13.89 to 16.93	$25,467	0.58%	1.30% to 1.90%	13.32% to 14.87%
2019	1,892	11.68 to 14.74	$24,969	0.29%	1.30% to 1.90%	14.12% to 16.08%
2018	3,831	10.23 to 12.86	$42,888	0.26%	1.30% to 1.90%	-20.19% to -18.73%

Bear

Midland National Life Insurance Company
Separate Account C
Notes to Financial Statements

	December 31			Year Ended December 31
		Unit Fair Value		Investment	Expense Ratio	Total Return
		Lowest to		Income	Lowest to	Lowest to
	Units	Highest	Net Assets	Ratio*	Highest**	Highest***
2022	8,693	0.79 to 0.99	$7,558	0.00%	1.30% to 1.90%	13.38% to 14.92%
2021	8,335	0.70 to 0.86	$6,363	0.00%	1.30% to 1.90%	-27.04% to -26.05%
2020	28,541	0.96 to 1.17	$29,685	0.47%	1.30% to 1.90%	-28.00% to -27.02%
2019	38,315	1.33 to 1.60	$54,539	0.09%	1.30% to 1.90%	-25.41% to -24.40%
2018	45,604	1.78 to 2.11	$87,088	0.00%	1.30% to 1.90%	0.71% to 2.09%

Biotechnology
2022	6,534	29.18 to 40.39	$225,765	0.00%	1.30% to 1.90%	-10.97% to -9.22%
2021	7,320	33.03 to 44.49	$286,221	0.00%	1.30% to 1.90%	11.70% to 13.84%
2020	7,641	29.36 to 39.09	$264,358	0.02%	1.30% to 1.90%	11.30% to 13.49%
2019	10,548	26.38 to 34.44	$319,069	0.00%	1.30% to 1.90%	12.34% to 14.55%
2018	11,943	23.63 to 30.07	$321,578	0.00%	1.30% to 1.90%	-10.02% to -8.28%

Bull
2022	17,473	16.78 to 24.21	$375,561	0.00%	1.30% to 1.90%	-22.49% to -20.77%
2021	26,864	21.65 to 30.09	$681,633	0.00%	1.30% to 1.90%	21.99% to 24.58%
2020	16,086	17.74 to 24.51	$334,702	0.02%	1.30% to 1.90%	12.04% to 14.53%
2019	69,015	15.84 to 21.40	$1,324,552	0.35%	1.30% to 1.90%	24.45% to 27.22%
2018	46,205	12.73 to 16.82	$687,801	0.00%	1.30% to 1.90%	-9.39% to -7.37%

Consumer Goods
2022	5,979	18.15 to 24.71	$128,880	0.05%	1.30% to 1.90%	-27.36% to -26.00%
2021	6,254	24.98 to 33.39	$183,489	0.44%	1.30% to 1.90%	15.42% to 17.57%
2020	9,395	21.65 to 28.40	$237,187	0.59%	1.30% to 1.90%	26.42% to 28.78%
2019	7,327	17.60 to 22.05	$144,514	2.14%	1.30% to 1.90%	22.33% to 24.37%
2018	4,698	14.39 to 18.77	$76,661	1.13%	1.30% to 1.90%	-17.67% to -15.91%

Consumer Services
2022	3,107	19.19 to 26.35	$73,842	0.00%	1.30% to 1.90%	-33.92% to -32.65%
2021	4,137	28.82 to 39.12	$143,440	0.00%	1.30% to 1.90%	6.33% to 8.43%
2020	5,633	27.10 to 36.08	$176,939	0.00%	1.30% to 1.90%	23.81% to 26.25%
2019	4,397	22.04 to 28.58	$115,044	0.00%	1.30% to 1.90%	20.29% to 22.60%
2018	5,810	18.21 to 23.31	$123,818	0.00%	1.30% to 1.90%	-2.96% to -1.04%

Dow 30
2022	6,866	17.23 to 22.50	$140,786	0.00%	1.30% to 1.90%	-11.45% to -10.03%
2021	3,874	19.46 to 25.01	$84,542	0.00%	1.30% to 1.90%	14.15% to 15.99%
2020	11,740	17.05 to 21.56	$229,519	0.55%	1.30% to 1.90%	4.34% to 6.02%
2019	7,812	16.34 to 20.34	$140,000	0.09%	1.30% to 1.90%	18.69% to 20.60%
2018	9,844	13.77 to 16.86	$151,386	0.00%	1.30% to 1.90%	-8.73% to -7.25%

Emerging Markets
2022	5,982	4.59 to 6.30	$31,482	0.66%	1.30% to 1.90%	-19.07% to -17.36%
2021	6,663	5.67 to 7.62	$43,271	0.00%	1.30% to 1.90%	-20.84% to -19.15%
2020	7,214	7.16 to 9.43	$58,742	0.50%	1.30% to 1.90%	22.36% to 24.96%
2019	9,211	5.85 to 7.55	$60,942	0.48%	1.30% to 1.90%	19.96% to 22.51%
2018	13,062	4.88 to 6.23	$71,589	0.23%	1.30% to 1.90%	-18.20% to -16.37%

Europe 30

Midland National Life Insurance Company
Separate Account C
Notes to Financial Statements

	December 31			Year Ended December 31
		Unit Fair Value		Investment	Expense Ratio	Total Return
		Lowest to		Income	Lowest to	Lowest to
	Units	Highest	Net Assets	Ratio*	Highest**	Highest***
2022	3,741	7.89 to 10.39	$34,588	1.37%	1.30% to 1.90%	-10.53% to -9.04%
2021	3,991	8.82 to 11.42	$41,130	0.94%	1.30% to 1.90%	20.79% to 22.80%
2020	4,253	7.30 to 9.30	$35,878	1.79%	1.30% to 1.90%	-11.96% to -10.50%
2019	6,919	8.29 to 10.39	$65,288	2.63%	1.30% to 1.90%	14.25% to 16.15%
2018	8,552	7.26 to 9.06	$70,156	2.59%	1.30% to 1.90%	-16.72% to -15.24%

Falling U.S. Dollar
2022	5,239	4.04 to 4.20	$21,315	0.00%	1.30% to 1.90%	-10.92% to -10.70%
2021	5,210	4.60 to 4.70	$24,053	0.00%	1.30% to 1.90%	-10.12% to -9.99%
2020	5,210	5.05 to 5.22	$26,756	0.39%	1.30% to 1.90%	2.32% to 2.58%
2019	5,767	4.94 to 5.15	$28,678	0.04%	1.30% to 1.90%	-4.66% to -4.32%
2018	6,270	5.18 to 5.56	$32,846	0.00%	1.30% to 1.90%	-8.54% to -7.94%

Financials
2022	1,773	8.54 to 11.73	$18,271	0.10%	1.30% to 1.90%	-18.10% to -16.53%
2021	2,600	10.43 to 14.05	$32,504	1.32%	1.30% to 1.90%	25.57% to 27.97%
2020	2,449	8.25 to 10.98	$24,880	0.32%	1.30% to 1.90%	-5.24% to -3.38%
2019	7,523	8.70 to 11.36	$73,035	0.22%	1.30% to 1.90%	25.67% to 28.14%
2018	5,940	6.97 to 8.87	$49,249	0.32%	1.30% to 1.90%	-13.57% to -11.90%

Health Care
2022	9,780	26.16 to 36.21	$294,366	0.00%	1.30% to 1.90%	-9.34% to -7.56%
2021	5,378	29.31 to 39.17	$186,097	0.04%	1.30% to 1.90%	17.36% to 19.55%
2020	9,867	24.61 to 32.77	$285,948	0.00%	1.30% to 1.90%	10.39% to 12.56%
2019	12,063	22.29 to 29.11	$310,528	0.00%	1.30% to 1.90%	15.15% to 17.42%
2018	22,223	19.61 to 25.92	$490,365	0.00%	1.30% to 1.90%	0.82% to 3.08%

Industrials
2022	3,159	17.55 to 23.90	$66,410	0.00%	1.30% to 1.90%	-18.46% to -16.94%
2021	4,182	21.03 to 28.77	$107,192	0.00%	1.30% to 1.90%	12.29% to 14.55%
2020	7,403	18.73 to 24.93	$163,542	0.11%	1.30% to 1.90%	12.63% to 14.85%
2019	9,692	16.97 to 21.71	$187,693	0.00%	1.30% to 1.90%	26.07% to 28.36%
2018	7,119	13.21 to 16.91	$110,012	0.10%	1.30% to 1.90%	-15.87% to -14.20%

International
2022	4,962	5.32 to 6.52	$31,847	0.00%	1.30% to 1.90%	-19.24% to -18.14%
2021	5,571	6.58 to 7.96	$43,566	0.00%	1.30% to 1.90%	5.18% to 6.61%
2020	5,799	6.26 to 7.47	$42,580	0.45%	1.30% to 1.90%	1.39% to 2.77%
2019	6,345	6.17 to 7.27	$45,390	0.26%	1.30% to 1.90%	15.28% to 16.85%
2018	7,334	5.35 to 6.76	$44,929	0.00%	1.30% to 1.90%	-18.59% to -16.85%

Internet
2022	6,452	25.98 to 35.07	$189,769	0.00%	1.30% to 1.90%	-47.96% to -47.01%
2021	6,570	49.91 to 66.19	$371,127	0.00%	1.30% to 1.90%	1.73% to 3.58%
2020	6,641	49.06 to 63.90	$363,590	0.00%	1.30% to 1.90%	45.71% to 48.36%
2019	7,211	33.44 to 43.07	$268,072	0.00%	1.30% to 1.90%	13.97% to 16.10%
2018	11,806	29.34 to 37.10	$385,249	0.00%	1.30% to 1.90%	1.30% to 3.21%

Japan

Midland National Life Insurance Company
Separate Account C
Notes to Financial Statements

	December 31			Year Ended December 31
		Unit Fair Value		Investment	Expense Ratio	Total Return
		Lowest to		Income	Lowest to	Lowest to
	Units	Highest	Net Assets	Ratio*	Highest**	Highest***
2022	4,107	7.41 to 9.67	$37,037	0.00%	1.30% to 1.90%	-12.80% to -11.40%
2021	4,510	8.49 to 10.91	$46,278	0.00%	1.30% to 1.90%	0.57% to 2.19%
2020	4,516	8.44 to 10.68	$45,332	0.29%	1.30% to 1.90%	12.23% to 14.04%
2019	4,421	7.52 to 9.49	$38,851	0.14%	1.30% to 1.90%	16.16% to 18.15%
2018	6,367	6.48 to 8.04	$47,826	0.00%	1.30% to 1.90%	-14.48% to -13.00%

Large-Cap Growth
2022	24,517	20.87 to 30.63	$621,851	0.00%	1.30% to 1.90%	-33.09% to -31.53%
2021	36,016	31.20 to 44.74	$1,399,490	0.00%	1.30% to 1.90%	25.27% to 28.19%
2020	35,785	24.90 to 34.90	$1,091,999	0.00%	1.30% to 1.90%	26.30% to 29.24%
2019	37,397	19.99 to 27.01	$868,675	0.00%	1.30% to 1.90%	24.46% to 27.22%
2018	39,419	16.06 to 21.23	$740,051	0.00%	1.30% to 1.90%	-5.16% to -3.13%

Large-Cap Value
2022	33,730	13.17 to 17.92	$531,311	0.56%	1.30% to 1.90%	-10.11% to -8.44%
2021	23,850	14.88 to 19.58	$432,135	0.96%	1.30% to 1.90%	18.70% to 20.79%
2020	25,061	12.53 to 16.21	$377,859	0.86%	1.30% to 1.90%	-3.50% to -1.79%
2019	37,191	12.99 to 16.50	$570,190	1.00%	1.30% to 1.90%	25.31% to 27.52%
2018	36,522	10.36 to 12.94	$439,372	0.75%	1.30% to 1.90%	-13.72% to -12.19%

Mid-Cap
2022	6,216	14.83 to 18.89	$103,630	0.00%	1.30% to 1.90%	-17.84% to -16.52%
2021	6,573	18.06 to 22.62	$132,550	0.00%	1.30% to 1.90%	18.01% to 19.91%
2020	7,822	15.10 to 20.41	$133,330	0.07%	1.30% to 1.90%	6.84% to 9.33%
2019	192,854	14.13 to 18.67	$2,977,627	0.01%	1.30% to 1.90%	19.16% to 21.93%
2018	206,531	11.86 to 15.31	$2,630,056	0.00%	1.30% to 1.90%	-15.96% to -13.99%

Mid-Cap Growth
2022	13,541	16.70 to 22.18	$269,330	0.00%	1.30% to 1.90%	-23.16% to -21.84%
2021	13,402	21.73 to 29.05	$347,684	0.00%	1.30% to 1.90%	12.83% to 14.94%
2020	15,758	19.26 to 25.27	$354,260	0.00%	1.30% to 1.90%	16.62% to 18.80%
2019	15,430	16.98 to 21.72	$297,810	0.00%	1.30% to 1.90%	20.09% to 22.27%
2018	16,703	14.14 to 17.87	$276,021	0.00%	1.30% to 1.90%	-14.94% to -13.34%

Mid-Cap Value
2022	5,947	15.09 to 19.87	$106,204	0.13%	1.30% to 1.90%	-11.68% to -10.22%
2021	5,410	17.91 to 22.83	$110,789	0.30%	1.30% to 1.90%	24.36% to 26.30%
2020	5,201	14.19 to 18.08	$86,232	0.33%	1.30% to 1.90%	-1.12% to 0.52%
2019	6,031	14.16 to 17.62	$99,634	0.18%	1.30% to 1.90%	19.81% to 21.75%
2018	8,452	11.81 to 14.75	$114,532	0.07%	1.30% to 1.90%	-16.29% to -14.80%

Government Money Market
2022	424,560	6.04 to 8.86	$3,107,312	1.28%	1.30% to 1.90%	-2.52% to -0.26%
2021	307,029	6.19 to 8.88	$2,299,091	0.01%	1.30% to 1.90%	-3.52% to -1.28%
2020	532,131	6.42 to 9.00	$4,022,896	0.04%	1.30% to 1.90%	-3.49% to -1.25%
2019	370,018	6.65 to 9.11	$2,912,327	0.74%	1.30% to 1.90%	-2.79% to -0.53%
2018	676,635	6.84 to 9.16	$5,522,693	0.35%	1.30% to 1.90%	-3.15% to -0.89%

Oil & Gas

Midland National Life Insurance Company
Separate Account C
Notes to Financial Statements

	December 31			Year Ended December 31
		Unit Fair Value		Investment	Expense Ratio	Total Return
		Lowest to		Income	Lowest to	Lowest to
	Units	Highest	Net Assets	Ratio*	Highest**	Highest***
2022	21,201	9.60 to 14.10	$229,703	0.92%	1.30% to 1.90%	53.81% to 57.38%
2021	33,894	6.24 to 8.96	$246,480	2.20%	1.30% to 1.90%	46.57% to 49.97%
2020	28,010	4.32 to 5.76	$134,545	1.81%	1.30% to 1.90%	-36.72% to -35.47%
2019	38,028	6.83 to 8.92	$283,197	1.36%	1.30% to 1.90%	4.78% to 6.85%
2018	58,634	6.52 to 8.35	$410,449	1.79%	1.30% to 1.90%	-22.98% to -21.46%

NASDAQ-100
2022	6,173	30.86 to 40.30	$217,490	0.00%	1.30% to 1.90%	-36.18% to -35.15%
2021	9,989	48.36 to 68.28	$565,844	0.00%	1.30% to 1.90%	20.51% to 23.19%
2020	12,973	40.13 to 55.42	$615,178	0.00%	1.30% to 1.90%	40.57% to 43.69%
2019	20,368	28.55 to 38.57	$685,380	0.00%	1.30% to 1.90%	32.00% to 34.94%
2018	27,531	21.63 to 28.23	$685,118	0.00%	1.30% to 1.90%	-5.26% to -3.24%

Pharmaceuticals
2022	2,639	17.24 to 23.09	$55,552	0.07%	1.30% to 1.90%	-9.26% to -7.66%
2021	2,982	19.00 to 25.00	$68,568	0.27%	1.30% to 1.90%	7.48% to 9.38%
2020	3,036	17.68 to 22.86	$63,933	0.09%	1.30% to 1.90%	8.75% to 10.67%
2019	4,425	16.26 to 20.66	$83,608	0.96%	1.30% to 1.90%	10.23% to 12.17%
2018	6,910	14.75 to 18.41	$112,035	1.24%	1.30% to 1.90%	-9.35% to -7.74%

Precious Metals
2022	75,585	3.43 to 4.90	$280,844	0.00%	1.30% to 1.90%	-14.04% to -12.17%
2021	85,144	3.99 to 5.58	$370,892	0.00%	1.30% to 1.90%	-12.02% to -10.11%
2020	91,374	4.43 to 5.99	$446,026	0.24%	1.30% to 1.90%	19.72% to 22.20%
2019	172,978	3.70 to 4.90	$725,931	0.04%	1.30% to 1.90%	40.82% to 43.74%
2018	197,469	2.66 to 3.41	$580,199	0.00%	1.30% to 1.90%	-16.46% to -14.81%

Real Estate
2022	5,077	9.92 to 13.73	$57,791	0.48%	1.30% to 1.90%	-29.31% to -27.76%
2021	10,101	14.00 to 19.01	$161,457	0.03%	1.30% to 1.90%	32.23% to 34.83%
2020	7,521	10.67 to 14.10	$91,882	0.74%	1.30% to 1.90%	-9.56% to -7.83%
2019	18,671	11.80 to 15.51	$250,321	1.95%	1.30% to 1.90%	22.34% to 24.81%
2018	21,408	9.64 to 12.43	$233,780	1.59%	1.30% to 1.90%	-9.01% to -7.16%

Rising Rates Opportunity
2022	10,468	1.47 to 1.68	$17,427	0.00%	1.30% to 1.90%	54.04% to 55.27%
2021	11,657	0.95 to 1.14	$12,488	0.00%	1.30% to 1.90%	-2.93% to -1.81%
2020	17,474	0.98 to 1.16	$19,158	0.54%	1.30% to 1.90%	-28.80% to -27.97%
2019	23,811	1.27 to 1.61	$36,098	0.10%	1.30% to 1.90%	-20.26% to -18.85%
2018	57,355	1.59 to 1.98	$106,509	0.00%	1.30% to 1.90%	0.56% to 2.34%

Semiconductor
2022	3,986	25.71 to 33.30	$108,566	0.00%	1.30% to 1.90%	-39.62% to -38.68%
2021	4,292	42.58 to 54.30	$195,084	0.00%	1.30% to 1.90%	43.46% to 45.70%
2020	4,641	29.68 to 37.27	$144,703	0.26%	1.30% to 1.90%	39.94% to 42.13%
2019	5,108	21.21 to 26.22	$112,770	0.32%	1.30% to 1.90%	44.70% to 46.96%
2018	2,207	14.66 to 17.84	$33,289	0.00%	1.30% to 1.90%	-13.29% to -11.93%

Short Dow 30

Midland National Life Insurance Company
Separate Account C
Notes to Financial Statements

	December 31			Year Ended December 31
		Unit Fair Value		Investment	Expense Ratio	Total Return
		Lowest to		Income	Lowest to	Lowest to
	Units	Highest	Net Assets	Ratio*	Highest**	Highest***
2022	2,251	0.60 to 0.75	$1,638	0.00%	1.30% to 1.90%	2.09% to 3.42%
2021	2,219	0.59 to 0.74	$1,587	0.00%	1.30% to 1.90%	-22.57% to -21.44%
2020	10,264	0.77 to 0.95	$9,644	0.42%	1.30% to 1.90%	-23.69% to -22.58%
2019	2,420	1.07 to 1.18	$2,821	0.04%	1.30% to 1.90%	-21.71% to -21.16%
2018	2,480	1.37 to 1.50	$3,664	0.00%	1.30% to 1.90%	-0.78% to -0.08%

Short Emerging Markets
2022	—	-	$0	0.00%	1.30% to 1.90%	n/a
2021	—	-	$0	0.00%	1.30% to 1.90%	n/a
2020	—	-	$0	0.00%	1.30% to 1.90%	n/a
2019	—	-	$0	0.00%	1.30% to 1.90%	n/a
2018	—	-	$0	0.00%	1.30% to 1.90%	n/a

Short International
2022	2,662	2.06 to 2.17	$5,620	0.00%	1.30% to 1.90%	9.52% to 9.90%
2021	2,654	1.88 to 1.98	$5,154	0.00%	1.30% to 1.90%	-15.67% to -15.37%
2020	2,670	2.23 to 2.34	$6,133	0.63%	1.30% to 1.90%	-19.12% to -18.83%
2019	2,707	2.76 to 2.84	$7,613	0.32%	1.30% to 1.90%	-19.58% to -19.38%
2018	5,641	3.43 to 3.53	$19,689	0.00%	1.30% to 1.90%	12.44% to 12.72%

Short Mid-Cap
2022	2,099	0.71 to 0.72	$1,494	0.00%	1.30% to 1.90%	6.78% to 6.89%
2021	2,066	0.68 to 0.68	$1,398	0.00%	1.30% to 1.90%	-25.80% to -25.80%
2020	2,066	0.81 to 0.91	$1,884	1.18%	1.30% to 1.90%	-28.89% to -28.32%
2019	2,425	1.14 to 1.26	$3,007	0.27%	1.30% to 1.90%	-23.57% to -23.04%
2018	2,479	1.49 to 1.63	$3,990	0.00%	1.30% to 1.90%	7.57% to 8.33%

Short NASDAQ-100
2022	—	-	$0	0.00%	1.30% to 1.90%	n/a
2021	—	0.32 to 0.32	$0	0.00%	1.30% to 1.90%	-26.73% to -26.73%
2020	7,909	0.37 to 0.43	$3,405	0.41%	1.30% to 1.90%	-44.53% to -43.99%
2019	360	0.67 to 0.67	$243	0.14%	1.30% to 1.90%	-30.25% to -30.25%
2018	418	0.97 to 0.97	$405	0.00%	1.30% to 1.90%	-5.87% to -5.87%

Short Small-Cap
2022	3,063	0.59 to 0.69	$2,105	0.00%	1.30% to 1.90%	13.66% to 14.74%
2021	3,113	0.52 to 0.60	$1,865	0.00%	1.30% to 1.90%	-21.92% to -21.17%
2020	4,666	0.66 to 0.76	$3,518	0.57%	1.30% to 1.90%	-34.38% to -33.75%
2019	5,024	1.08 to 1.18	$5,715	0.06%	1.30% to 1.90%	-23.20% to -22.74%
2018	13,785	1.41 to 1.52	$20,735	0.00%	1.30% to 1.90%	7.01% to 7.65%

Small-Cap
2022	9,834	12.06 to 15.75	$141,401	0.00%	1.30% to 1.90%	-24.53% to -23.32%
2021	10,538	15.98 to 20.54	$198,511	0.00%	1.30% to 1.90%	9.00% to 10.76%
2020	10,953	14.66 to 20.25	$188,232	0.04%	1.30% to 1.90%	13.03% to 15.54%
2019	18,222	12.97 to 17.53	$284,232	0.00%	1.30% to 1.90%	19.35% to 22.01%
2018	16,916	10.87 to 14.37	$209,307	0.00%	1.30% to 1.90%	-15.91% to -14.03%

Small-Cap Growth

Midland National Life Insurance Company
Separate Account C
Notes to Financial Statements

	December 31			Year Ended December 31
		Unit Fair Value		Investment	Expense Ratio	Total Return
		Lowest to		Income	Lowest to	Lowest to
	Units	Highest	Net Assets	Ratio*	Highest**	Highest***
2022	7,088	17.76 to 23.98	$135,053	0.00%	1.30% to 1.90%	-24.78% to -23.41%
2021	8,041	23.07 to 31.32	$206,794	0.00%	1.30% to 1.90%	16.78% to 19.08%
2020	11,095	19.75 to 24.08	$237,390	0.00%	1.30% to 1.90%	13.64% to 15.18%
2019	11,696	16.80 to 22.70	$221,210	0.00%	1.30% to 1.90%	15.02% to 17.58%
2018	14,904	14.60 to 19.30	$257,385	0.00%	1.30% to 1.90%	-9.01% to -6.97%

Small-Cap Value
2022	5,451	14.29 to 18.98	$87,148	0.00%	1.30% to 1.90%	-15.21% to -13.76%
2021	6,047	16.86 to 22.01	$113,262	0.10%	1.30% to 1.90%	24.45% to 26.58%
2020	13,191	13.85 to 17.39	$205,866	0.01%	1.30% to 1.90%	-2.02% to -0.49%
2019	6,378	14.13 to 17.47	$97,219	0.00%	1.30% to 1.90%	18.82% to 20.68%
2018	6,805	11.52 to 14.94	$86,612	0.00%	1.30% to 1.90%	-17.06% to -15.33%

Technology
2022	6,227	29.18 to 40.73	$218,789	0.00%	1.30% to 1.90%	-38.00% to -36.74%
2021	7,669	47.07 to 64.39	$426,262	0.00%	1.30% to 1.90%	30.19% to 32.82%
2020	11,888	36.15 to 48.13	$504,019	0.00%	1.30% to 1.90%	39.69% to 42.44%
2019	10,678	25.88 to 33.79	$321,408	0.00%	1.30% to 1.90%	40.05% to 42.81%
2018	7,166	18.48 to 23.66	$152,767	0.00%	1.30% to 1.90%	-5.77% to -3.90%

Telecommunications
2022	224	10.30 to 12.17	$2,455	1.74%	1.30% to 1.90%	-23.27% to -22.50%
2021	288	13.43 to 15.71	$4,192	1.40%	1.30% to 1.90%	15.32% to 16.48%
2020	474	11.65 to 13.49	$5,900	0.89%	1.30% to 1.90%	0.45% to 1.46%
2019	402	11.59 to 13.29	$5,006	1.88%	1.30% to 1.90%	11.77% to 12.89%
2018	1,242	10.37 to 11.78	$13,550	4.17%	1.30% to 1.90%	-17.34% to -16.50%

U.S. Government Plus
2022	5,241	8.96 to 13.14	$61,920	0.00%	1.30% to 1.90%	-43.76% to -42.45%
2021	17,247	15.93 to 22.84	$344,411	0.00%	1.30% to 1.90%	-10.37% to -8.29%
2020	18,153	17.77 to 24.90	$396,418	0.02%	1.30% to 1.90%	16.42% to 19.13%
2019	8,237	15.26 to 20.90	$147,073	0.74%	1.30% to 1.90%	14.04% to 16.69%
2018	16,856	13.38 to 17.91	$257,704	0.87%	1.30% to 1.90%	-8.79% to -6.65%

UltraBull
2022	20,026	23.09 to 33.05	$592,893	0.00%	1.30% to 1.90%	-41.33% to -40.06%
2021	26,903	39.35 to 57.34	$1,300,929	0.00%	1.30% to 1.90%	52.40% to 56.10%
2020	31,328	25.82 to 36.73	$988,666	0.82%	1.30% to 1.90%	15.47% to 18.28%
2019	21,806	22.36 to 30.63	$593,749	0.32%	1.30% to 1.90%	54.35% to 57.94%
2018	26,981	14.49 to 19.64	$466,571	0.00%	1.30% to 1.90%	-18.60% to -16.60%

UltraMid-Cap
2022	14,551	18.49 to 25.61	$304,760	0.00%	1.30% to 1.90%	-34.57% to -33.28%
2021	23,807	28.26 to 38.38	$753,391	0.00%	1.30% to 1.90%	41.49% to 44.27%
2020	29,383	19.98 to 26.60	$648,391	0.20%	1.30% to 1.90%	1.49% to 3.50%
2019	18,611	20.09 to 25.70	$412,736	0.00%	1.30% to 1.90%	42.78% to 45.37%
2018	40,750	14.07 to 18.48	$610,133	0.00%	1.30% to 1.90%	-29.27% to -27.72%

UltraNASDAQ-100

Midland National Life Insurance Company
Separate Account C
Notes to Financial Statements

	December 31			Year Ended December 31
		Unit Fair Value		Investment	Expense Ratio	Total Return
		Lowest to		Income	Lowest to	Lowest to
	Units	Highest	Net Assets	Ratio*	Highest**	Highest***
2022	3,781	70.19 to 103.01	$301,598	0.00%	1.30% to 1.90%	-62.31% to -61.44%
2021	6,602	186.26 to 267.12	$1,423,356	0.00%	1.30% to 1.90%	47.12% to 50.54%
2020	6,221	126.6 to 174.85	$882,258	0.00%	1.30% to 1.90%	79.72% to 83.71%
2019	5,812	71.90 to 95.18	$466,110	0.00%	1.30% to 1.90%	73.58% to 77.17%
2018	7,541	41.42 to 54.41	$346,340	0.00%	1.30% to 1.90%	-12.72% to -10.81%

UltraShort Dow30
2022	5,177	0.07 to 0.07	$346	0.00%	1.30% to 1.90%	4.29% to 4.29%
2021	8,059	0.06 to 0.06	$517	0.00%	1.30% to 1.90%	-37.28% to -37.28%
2020	9,203	0.10 to 0.10	$941	7.11%	1.30% to 1.90%	-46.98% to -46.98%
2019	9,803	0.19 to 0.19	$1,890	3.03%	1.30% to 1.90%	-38.64% to -38.64%
2018	10,185	0.30 to 0.32	$3,200	0.00%	1.30% to 1.90%	-2.44% to -1.85%

UltraShort NASDAQ-100
2022	20,805	0.01 to 0.01	$306	0.00%	1.30% to 1.90%	51.02% to 51.63%
2021	48,783	0.01 to 0.01	$475	0.00%	1.30% to 1.90%	-44.71% to -44.36%
2020	33,769	0.02 to 0.02	$590	0.65%	1.30% to 1.90%	-72.44% to -72.27%
2019	35,116	0.06 to 0.06	$2,212	0.74%	1.30% to 1.90%	-52.20% to -51.90%
2018	35,891	0.12 to 0.13	$4,703	0.00%	1.30% to 1.90%	-14.65% to -14.09%

UltraSmall-Cap
2022	8,134	9.09 to 12.07	$86,384	0.00%	1.30% to 1.90%	-45.73% to -44.80%
2021	20,387	16.75 to 21.87	$384,718	0.00%	1.30% to 1.90%	18.83% to 20.86%
2020	26,004	14.10 to 18.10	$409,774	0.15%	1.30% to 1.90%	12.16% to 14.08%
2019	10,006	12.57 to 15.86	$139,999	0.00%	1.30% to 1.90%	41.98% to 44.41%
2018	14,154	8.85 to 10.98	$137,118	0.00%	1.30% to 1.90%	-29.63% to -28.41%

Utilities
2022	10,050	17.53 to 24.26	$197,910	1.50%	1.30% to 1.90%	-3.77% to -1.88%
2021	3,688	18.50 to 24.73	$85,218	1.31%	1.30% to 1.90%	11.44% to 13.52%
2020	5,864	16.60 to 21.78	$115,289	1.51%	1.30% to 1.90%	-5.76% to -4.00%
2019	4,186	18.23 to 22.69	$87,157	3.33%	1.30% to 1.90%	18.95% to 20.86%
2018	4,562	15.33 to 18.77	$78,896	1.58%	1.30% to 1.90%	-0.42% to 1.19%

VanEck Worldwide Insurance Trust
Global Resources Fund
2022	522,495	7.63 to 37.70	$7,704,996	1.76%	0.95% to 1.90%	4.41% to 7.37%
2021	383,113	7.31 to 35.11	$5,998,442	0.43%	0.95% to 1.90%	14.60% to 17.8%
2020	479,886	6.38 to 29.80	$6,663,338	0.72%	0.95% to 1.90%	14.74% to 17.99%
2019	455,682	5.56 to 25.26	$5,651,543	0.00%	0.95% to 1.90%	7.71% to 10.81%
2018	466,099	5.16 to 22.80	$5,266,523	0.00%	0.95% to 1.90%	-30.90% to -28.96%

Emerging Markets Fund
2022	24,336	21.78 to 35.61	$807,421	0.24%	0.95% to 1.40%	-26.09% to -25.09%
2021	28,931	24.19 to 47.68	$1,276,537	0.97%	0.95% to 1.40%	-14.00% to -12.70%
2020	29,835	28.12 to 55.17	$1,536,938	1.76%	0.95% to 1.40%	14.07% to 16.14%
2019	36,385	29.02 to 47.98	$1,622,587	0.53%	0.95% to 1.40%	27.05% to 29.36%
2018	42,600	18.01 to 37.46	$1,457,114	0.29%	0.95% to 1.40%	-25.58% to -24.21%

Emerging Markets Bond Fund

Midland National Life Insurance Company
Separate Account C
Notes to Financial Statements

	December 31			Year Ended December 31
		Unit Fair Value		Investment	Expense Ratio	Total Return
		Lowest to		Income	Lowest to	Lowest to
	Units	Highest	Net Assets	Ratio*	Highest**	Highest***
2022	22,713	11.84 to 16.83	$341,850	4.10%	0.95% to 1.40%	-8.72% to -7.81%
2021	24,429	12.90 to 18.26	$400,505	4.90%	0.95% to 1.40%	-6.00% to -4.96%
2020	32,467	13.62 to 19.21	$554,814	12.28%	0.95% to 1.40%	6.71% to 7.89%
2019	28,850	11.55 to 17.81	$461,861	0.63%	0.95% to 1.40%	10.39% to 11.55%
2018	33,821	10.46 to 15.96	$492,835	9.63%	0.95% to 1.40%	-8.05% to -7.03%

Janus Henderson Series
Global Technology and Innovation Portfolio
2022	347,344	7.29 to 37.72	$8,773,284	0.00%	1.15% to 1.65%	-38.15% to -37.69%
2021	343,520	11.72 to 60.68	$14,336,384	0.11%	1.15% to 1.65%	16.05% to 16.40%
2020	227,665	13.89 to 52.13	$11,077,250	0.00%	1.15% to 1.65%	48.70% to 49.00%
2019	171,194	17.10 to 34.99	$5,605,246	0.00%	1.15% to 1.35%	42.88% to 43.16%
2018	147,288	11.96 to 24.44	$3,437,928	0.00%	1.15% to 1.35%	-0.45% to -0.25%

Overseas Portfolio
2022	91,422	9.74 to 13.72	$1,087,968	1.66%	1.15% to 1.65%	-10.15% to -9.65%
2021	93,357	10.81 to 15.24	$1,196,911	1.19%	1.15% to 1.65%	11.77% to 11.99%
2020	55,050	11.34 to 13.62	$656,299	0.97%	1.15% to 1.65%	14.46% to 14.69%
2019	48,682	9.91 to 11.89	$488,302	1.74%	1.15% to 1.35%	25.01% to 25.26%
2018	49,258	7.93 to 9.50	$395,000	1.75%	1.15% to 1.35%	-16.28% to -16.11%

Research Portfolio
2022	5,728	26.02 to 26.46	$149,236	0.00%	1.15% to 1.65%	-31.00% to -30.86%
2021	7,489	37.71 to 38.27	$283,269	0.02%	1.15% to 1.65%	18.44% to 18.68%
2020	17,589	31.84 to 32.25	$561,464	0.19%	1.15% to 1.65%	30.79% to 31.06%
2019	21,961	24.34 to 24.61	$536,101	0.29%	1.15% to 1.35%	33.41% to 33.68%
2018	25,399	18.25 to 18.41	$464,875	0.37%	1.15% to 1.35%	-4.15% to -3.96%

Enterprise Services Portfolio
2022	1,413,539	9.42 to 25.46	$31,661,580	0.08%	1.15% to 1.65%	-17.52% to -16.90%
2021	1,389,255	11.36 to 30.71	$39,241,724	0.24%	1.15% to 1.65%	14.63% to 15.21%
2020	1,214,723	12.77 to 26.66	$30,922,087	0.00%	1.15% to 1.65%	17.58% to 17.82%
2019	1,142,759	15.07 to 22.63	$24,865,839	0.06%	1.15% to 1.35%	33.34% to 33.61%
2018	995,432	11.29 to 16.93	$16,238,499	0.12%	1.15% to 1.35%	-2.00% to -1.81%

Global Research Portfolio
2022	86,643	9.18 to 21.52	$1,469,892	0.83%	1.15% to 1.65%	-20.85% to -20.33%
2021	66,993	11.55 to 27.07	$1,659,012	0.38%	1.15% to 1.65%	16.22% to 16.45%
2020	48,040	15.58 to 23.25	$1,089,276	0.49%	1.15% to 1.65%	18.15% to 18.39%
2019	50,454	13.17 to 19.64	$969,267	0.93%	1.15% to 1.35%	26.99% to 27.24%
2018	44,852	10.36 to 15.43	$683,618	1.07%	1.15% to 1.35%	-8.34% to -8.15%

Mid Cap Value Portfolio
2022	243,368	10.67 to 19.64	$4,266,745	1.12%	1.15% to 1.65%	-7.31% to -6.62%
2021	222,532	11.45 to 21.08	$4,304,237	0.31%	1.15% to 1.65%	17.82% to 18.06%
2020	208,421	11.63 to 17.86	$3,568,721	1.02%	1.15% to 1.65%	-2.54% to -2.34%
2019	197,118	11.92 to 18.29	$3,477,494	1.07%	1.15% to 1.35%	28.30% to 28.56%
2018	186,003	9.28 to 14.22	$2,579,014	0.98%	1.15% to 1.35%	-14.98% to -14.81%

Balanced Portfolio

Midland National Life Insurance Company
Separate Account C
Notes to Financial Statements

	December 31			Year Ended December 31
		Unit Fair Value		Investment	Expense Ratio	Total Return
		Lowest to		Income	Lowest to	Lowest to
	Units	Highest	Net Assets	Ratio*	Highest**	Highest***
2022	4,239,139	9.61 to 20.17	$76,782,262	0.96%	1.15% to 1.65%	-17.98% to -17.36%
2021	4,024,852	11.65 to 24.47	$89,831,295	0.70%	1.15% to 1.65%	15.00% to 15.57%
2020	2,669,628	11.61 to 21.17	$55,162,863	1.43%	1.15% to 1.65%	12.50% to 12.72%
2019	2,251,196	13.21 to 18.78	$41,323,181	1.72%	1.15% to 1.35%	20.63% to 20.88%
2018	1,603,935	10.94 to 15.54	$24,628,415	1.86%	1.15% to 1.35%	-0.92% to -0.72%

Flexible Bond Portfolio
2022	736,846	8.39 to 10.34	$7,446,718	1.77%	1.15% to 1.65%	-15.31% to -14.67%
2021	930,912	9.86 to 12.15	$11,002,406	1.68%	1.15% to 1.65%	-2.44% to -2.24%
2020	788,942	11.56 to 12.43	$9,649,511	2.53%	1.15% to 1.65%	8.77% to 8.99%
2019	621,443	10.61 to 11.40	$6,994,524	2.64%	1.15% to 1.35%	7.81% to 8.03%
2018	506,125	9.84 to 10.56	$5,303,727	2.42%	1.15% to 1.35%	-2.62% to -2.42%

GI Unconstrained Bond Portfolio
2019	—	-	$0	1.29%	1.15% to 1.35%	n/a
2018	98,954	9.51 to 9.58	$942,017	2.55%	1.15% to 1.35%	-5.06% to -4.87%

PIMCO Variable Insurance Trust
Total Return Portfolio
2022	2,850,276	8.32 to 16.50	$30,907,266	2.45%	0.95% to 1.90%	-17.41% to -15.11%
2021	3,417,926	9.82 to 19.44	$43,643,688	1.74%	0.95% to 1.90%	-4.81% to -2.20%
2020	3,527,603	10.27 to 19.87	$46,554,357	2.03%	0.95% to 1.90%	4.76% to 7.62%
2019	4,050,360	10.68 to 18.47	$50,056,375	3.04%	0.95% to 1.90%	4.48% to 7.34%
2018	4,035,547	9.99 to 17.20	$47,287,227	2.56%	0.95% to 1.90%	-4.12% to -1.49%

Low Duration Portfolio
2022	3,206,727	8.29 to 12.70	$30,036,870	1.50%	0.95% to 1.90%	-8.93% to -6.63%
2021	3,694,238	9.10 to 13.61	$37,157,037	0.43%	0.95% to 1.90%	-4.29% to -1.86%
2020	2,779,815	9.51 to 13.86	$28,712,551	1.14%	0.95% to 1.90%	-0.50% to 2.02%
2019	2,486,507	9.37 to 13.59	$25,289,738	2.68%	0.95% to 1.90%	0.36% to 3.05%
2018	2,488,388	9.33 to 13.19	$24,682,261	1.84%	0.95% to 1.90%	-3.23% to -0.62%

High Yield Portfolio
2022	620,312	9.08 to 24.04	$8,632,214	5.11%	0.95% to 1.90%	-13.63% to -11.13%
2021	631,502	10.24 to 27.05	$10,193,934	4.50%	0.95% to 1.90%	-0.23% to 2.65%
2020	633,058	11.59 to 26.35	$10,181,904	4.17%	0.95% to 1.90%	1.80% to 4.75%
2019	766,902	11.11 to 25.16	$11,878,657	4.84%	0.95% to 1.90%	10.46% to 13.66%
2018	502,674	9.82 to 22.14	$7,294,631	5.04%	0.95% to 1.90%	-6.32% to -3.59%

Real Return Portfolio
2022	2,340,818	9.11 to 17.18	$23,530,989	7.20%	0.95% to 1.90%	-15.01% to -12.74%
2021	2,419,180	10.46 to 19.68	$28,158,458	4.78%	0.95% to 1.90%	1.85% to 4.59%
2020	2,135,710	10.60 to 18.82	$24,012,468	1.30%	0.95% to 1.90%	7.76% to 10.66%
2019	2,122,136	9.97 to 17.01	$21,521,058	1.56%	0.95% to 1.90%	4.61% to 7.42%
2018	2,133,195	9.33 to 15.83	$20,301,950	2.42%	0.95% to 1.90%	-5.69% to -3.14%

All Asset Portfolio
2022	244,412	9.74 to 16.86	$2,965,503	7.48%	0.95% to 1.90%	-14.90% to -12.66%
2021	261,589	11.17 to 19.43	$3,850,527	10.69%	0.95% to 1.90%	12.05% to 14.71%
2020	304,908	12.76 to 17.00	$3,938,978	4.41%	0.95% to 1.90%	4.20% to 6.67%
2019	358,019	11.99 to 16.34	$4,350,224	2.78%	0.95% to 1.90%	7.90% to 10.47%
2018	414,975	9.97 to 14.82	$4,586,867	3.10%	0.95% to 1.90%	-8.72% to -6.53%

Global Managed Asset Allocation Portfolio

Midland National Life Insurance Company
Separate Account C
Notes to Financial Statements

	December 31			Year Ended December 31
		Unit Fair Value		Investment	Expense Ratio	Total Return
		Lowest to		Income	Lowest to	Lowest to
	Units	Highest	Net Assets	Ratio*	Highest**	Highest***
2022	75,818	8.94 to 12.06	$890,660	1.77%	1.15% to 1.65%	-19.73% to -19.13%
2021	82,827	11.08 to 14.95	$1,209,638	2.13%	1.15% to 1.65%	11.09% to 11.32%
2020	67,354	13.26 to 13.43	$893,068	8.44%	1.15% to 1.65%	15.14% to 15.38%
2019	49,475	11.51 to 11.64	$569,726	2.22%	1.15% to 1.35%	15.39% to 15.62%
2018	44,146	9.98 to 10.07	$440,541	1.60%	1.15% to 1.35%	-6.88% to -6.70%

Short-Term Portfolio
2022	5,692,483	9.73 to 10.11	$56,661,671	1.66%	1.15% to 1.65%	-1.88% to -1.14%
2021	4,383,191	9.86 to 10.25	$44,386,005	0.93%	1.15% to 1.65%	-1.79% to -1.30%
2020	5,617,645	10.09 to 10.39	$57,770,230	1.27%	1.15% to 1.65%	0.77% to 0.97%
2019	4,389,651	10.18 to 10.29	$44,795,827	2.25%	1.15% to 1.35%	1.32% to 1.52%
2018	4,694,571	10.05 to 10.13	$47,247,593	2.03%	1.15% to 1.35%	0.06% to 0.26%

Emerging Markets Bond Portfolio
2022	161,261	8.16 to 10.75	$1,655,280	4.53%	1.15% to 1.65%	-17.18% to -16.55%
2021	164,879	9.80 to 12.91	$2,058,796	4.54%	1.15% to 1.65%	-3.96% to -3.77%
2020	168,484	11.53 to 13.42	$2,203,410	4.38%	1.15% to 1.65%	5.16% to 5.38%
2019	160,286	10.95 to 12.73	$1,987,562	4.33%	1.15% to 1.35%	13.12% to 13.34%
2018	141,815	9.67 to 11.23	$1,578,041	4.10%	1.15% to 1.35%	-6.11% to -5.92%

Global Bond Opportunities Portfolio
2022	12,052	8.79 to 8.94	$106,448	1.26%	1.15% to 1.65%	-12.28% to -12.11%
2021	10,464	10.02 to 10.17	$104,951	3.71%	1.15% to 1.65%	-5.54% to -5.35%
2020	17,483	10.61 to 10.75	$185,660	2.05%	1.15% to 1.65%	8.53% to 8.75%
2019	35,825	9.77 to 9.88	$351,738	2.34%	1.15% to 1.35%	4.60% to 4.81%
2018	36,457	9.34 to 9.43	$341,868	6.30%	1.15% to 1.35%	-5.58% to -5.39%

Commodity Real Return Strategy Portfolio
2022	1,024,597	7.07 to 18.31	$7,817,404	26.22%	1.15% to 1.65%	6.89% to 7.69%
2021	969,729	6.59 to 17.09	$6,614,547	4.38%	1.15% to 1.65%	31.33% to 31.59%
2020	976,246	5.02 to 9.73	$4,932,228	5.48%	1.15% to 1.65%	-0.13% to 0.07%
2019	1,039,033	5.03 to 9.73	$5,244,209	4.40%	1.15% to 1.35%	9.86% to 10.08%
2018	1,120,120	4.58 to 8.85	$5,142,150	2.05%	1.15% to 1.35%	-15.36% to -15.19%

International Bond (USD-Hedged) Portfolio
2022	252,393	8.60 to 10.16	$2,505,641	1.37%	1.15% to 1.65%	-11.53% to -11.05%
2021	248,916	9.69 to 11.45	$2,801,341	1.44%	1.15% to 1.65%	-3.37% to -3.17%
2020	201,369	11.19 to 11.83	$2,355,459	5.88%	1.15% to 1.65%	4.03% to 4.24%
2019	179,479	10.74 to 11.35	$2,017,025	1.70%	1.15% to 1.35%	5.47% to 5.68%
2018	144,408	10.18 to 10.74	$1,539,607	1.36%	1.15% to 1.35%	0.64% to 0.85%

Dynamic Bond Adv Portfolio
2022	206,616	9.22 to 10.30	$2,094,573	2.52%	1.15% to 1.65%	-7.70% to -7.47%
2021	234,562	9.97 to 11.14	$2,577,240	1.94%	1.15% to 1.65%	-0.17% to 0.03%
2020	211,426	10.84 to 11.13	$2,333,712	2.50%	1.15% to 1.65%	3.30% to 3.50%
2019	241,095	10.49 to 10.76	$2,574,903	4.13%	1.15% to 1.35%	3.42% to 3.63%
2018	208,485	10.13 to 10.38	$2,152,016	2.73%	1.15% to 1.35%	-0.43% to -0.23%

Income Advisor Portfolio

Midland National Life Insurance Company
Separate Account C
Notes to Financial Statements

	December 31			Year Ended December 31
		Unit Fair Value		Investment	Expense Ratio	Total Return
		Lowest to		Income	Lowest to	Lowest to
	Units	Highest	Net Assets	Ratio*	Highest**	Highest***
2022	3,039,762	9.19 to 10.39	$31,220,196	3.51%	1.15% to 1.65%	-9.38% to -8.69%
2021	3,164,894	10.09 to 11.41	$35,772,908	2.80%	1.15% to 1.65%	0.23% to 0.73%
2020	2,554,048	10.78 to 11.33	$28,750,387	3.74%	1.15% to 1.65%	4.97% to 5.19%
2019	3,177,130	10.72 to 10.77	$34,058,314	3.40%	1.15% to 1.35%	7.00% to 7.22%
2018	2,421,596	10.01 to 10.04	$24,253,965	3.50%	1.15% to 1.35%	-1.07% to -0.87%

Goldman Sachs Variable Insurance Trust
Small Cap Equity Insights Fund
2022	58,779	15.57 to 25.60	$1,269,059	0.23%	0.95% to 1.90%	-22.15% to -20.14%
2021	69,465	20.00 to 32.05	$1,906,749	0.53%	0.95% to 1.90%	19.53% to 22.62%
2020	58,336	16.73 to 26.14	$1,341,725	0.17%	0.95% to 1.90%	4.85% to 7.56%
2019	73,892	15.96 to 24.30	$1,622,180	0.47%	0.95% to 1.90%	20.55% to 23.66%
2018	89,966	12.19 to 19.65	$1,611,852	0.53%	0.95% to 1.90%	-11.78% to -9.49%

Large Cap Value Fund
2022	24,660	19.68 to 25.79	$554,027	1.26%	0.95% to 1.40%	-8.63% to -7.25%
2021	26,536	21.54 to 27.80	$648,703	1.62%	0.95% to 1.40%	21.13% to 22.96%
2020	11,220	19.27 to 22.61	$239,412	1.30%	0.95% to 1.40%	1.97% to 3.00%
2019	11,823	18.61 to 21.95	$245,289	0.82%	0.95% to 1.40%	23.37% to 24.74%
2018	35,668	14.87 to 17.60	$601,559	2.12%	0.95% to 1.40%	-10.32% to -9.33%

Mid Cap Value Fund
2022	95,787	25.73 to 34.94	$3,110,709	0.63%	0.95% to 1.40%	-12.34% to -10.84%
2021	112,318	29.35 to 39.19	$4,110,887	0.47%	0.95% to 1.40%	27.53% to 29.71%
2020	125,109	23.01 to 30.21	$3,558,519	0.59%	0.95% to 1.40%	5.57% to 7.38%
2019	123,128	19.28 to 28.13	$3,256,746	0.81%	0.95% to 1.40%	27.77% to 30.28%
2018	133,703	15.09 to 21.59	$2,714,840	1.26%	0.95% to 1.40%	-13.03% to -11.31%

Mid-Cap Growth Portfolio
2022	15,153	30.34 to 37.65	$536,207	0.00%	0.95% to 1.40%	-30.34% to -29.50%
2021	21,621	43.18 to 53.40	$1,067,354	0.00%	0.95% to 1.40%	10.27% to 11.66%
2020	22,317	39.16 to 47.83	$991,422	0.00%	0.95% to 1.40%	36.67% to 38.39%
2019	30,996	27.60 to 34.56	$991,797	0.00%	0.95% to 1.40%	29.28% to 31.23%
2018	24,771	21.35 to 26.34	$608,374	0.00%	0.95% to 1.40%	-8.83% to -7.45%

AMT Mid Cap Intrinsic Value Portfolio
2022	13,144	20.28 to 26.57	$305,694	0.44%	0.95% to 1.40%	-11.93% to -10.61%
2021	20,256	22.86 to 29.73	$526,999	0.76%	0.95% to 1.40%	29.59% to 31.54%
2020	5,816	17.45 to 22.60	$122,415	0.53%	0.95% to 1.40%	-4.98% to -3.54%
2019	16,417	18.18 to 23.43	$347,181	0.85%	0.95% to 1.40%	13.92% to 15.64%
2018	11,106	15.79 to 20.26	$208,610	1.01%	0.95% to 1.40%	-17.34% to -16.08%

BNY Mellon Variable Investment Fund
Appreciation Portfolio
2022	11,834	21.52 to 29.79	$307,878	0.28%	1.30% to 1.90%	-21.22% to -19.67%
2021	19,465	27.32 to 37.08	$619,698	0.16%	1.30% to 1.90%	22.17% to 24.57%
2020	12,486	22.36 to 29.77	$332,922	0.56%	1.30% to 1.90%	18.90% to 21.24%
2019	16,172	18.81 to 25.06	$357,379	0.96%	1.30% to 1.90%	30.85% to 33.63%
2018	16,514	14.37 to 18.76	$278,795	0.91%	1.30% to 1.90%	-10.50% to -8.59%

International Value Portfolio

Midland National Life Insurance Company
Separate Account C
Notes to Financial Statements

	December 31			Year Ended December 31
		Unit Fair Value		Investment	Expense Ratio	Total Return
		Lowest to		Income	Lowest to	Lowest to
	Units	Highest	Net Assets	Ratio*	Highest**	Highest***
2020	—	-	$0	4.78%	1.30% to 1.90%	n/a
2019	1,471	7.52 to 9.55	$12,552	2.06%	1.30% to 1.90%	17.91% to 19.99%
2018	4,363	6.38 to 7.96	$33,455	1.86%	1.30% to 1.90%	-19.74% to -18.31%

Sustainable U.S. Equity Portfolio
2022	534	24.24 to 27.47	$14,050	0.28%	1.30% to 1.90%	-24.96% to -24.40%
2021	520	29.64 to 36.33	$18,105	0.41%	1.30% to 1.90%	22.88% to 24.48%
2020	1,111	24.12 to 29.19	$28,762	1.01%	1.30% to 1.90%	20.14% to 21.71%
2019	2,531	20.08 to 23.98	$55,040	1.02%	1.30% to 1.90%	29.99% to 31.69%
2018	1,747	15.44 to 18.21	$29,142	1.60%	1.30% to 1.90%	-7.52% to -6.30%

Morgan Stanley Variable Institutional Funds
Emerging Markets Debt Portfolio
2022	1,894	9.80 to 14.03	$21,233	8.06%	1.30% to 1.90%	-21.64% to -19.94%
2021	2,236	12.51 to 17.52	$32,468	5.06%	1.30% to 1.90%	-5.39% to -3.33%
2020	2,311	13.22 to 18.13	$35,101	4.09%	1.30% to 1.90%	1.85% to 4.07%
2019	4,274	12.98 to 17.42	$63,483	6.40%	1.30% to 1.90%	10.19% to 12.58%
2018	7,856	11.78 to 15.67	$104,046	3.87%	1.30% to 1.90%	-10.31% to -8.25%

Emerging Markets Equity Portfolio
2022	11,909	7.94 to 10.99	$115,114	0.32%	1.30% to 1.90%	-27.70% to -26.28%
2021	13,483	10.98 to 14.91	$177,988	0.82%	1.30% to 1.90%	-0.59% to 1.37%
2020	17,155	11.05 to 14.71	$223,909	1.03%	1.30% to 1.90%	10.43% to 12.60%
2019	17,839	10.00 to 13.06	$209,484	1.12%	1.30% to 1.90%	15.40% to 17.68%
2018	31,845	8.67 to 11.10	$318,320	0.37%	1.30% to 1.90%	-20.37% to -18.79%

Discovery Portfolio
2022	1,856	18.00 to 19.56	$36,101	0.00%	1.30% to 1.90%	-64.03% to -63.85%
2021	1,872	50.03 to 54.11	$101,040	0.00%	1.30% to 1.90%	-13.74% to -13.30%
2020	3,151	58.00 to 62.41	$192,113	0.00%	1.30% to 1.90%	144.86% to 146.08%
2019	3,352	23.05 to 26.43	$82,756	0.00%	1.30% to 1.90%	35.69% to 37.06%
2018	7,254	16.98 to 19.28	$134,709	0.00%	1.30% to 1.90%	7.13% to 8.22%

U.S. Real Estate Portfolio
2022	4,346	9.76 to 13.63	$48,527	0.96%	1.30% to 1.90%	-29.75% to -28.33%
2021	4,639	13.89 to 19.01	$73,352	2.07%	1.30% to 1.90%	34.58% to 37.29%
2020	6,169	10.32 to 13.85	$74,245	2.00%	1.30% to 1.90%	-19.99% to -18.38%
2019	8,175	12.90 to 16.97	$121,382	1.78%	1.30% to 1.90%	14.54% to 16.85%
2018	11,829	11.27 to 14.52	$148,599	2.48%	1.30% to 1.90%	-11.20% to -9.39%

Northern Lights Variable Trust
Power Income Fund
2021	—	-	$0	0.00%	1.15% to 1.65%	n/a
2020	66,534	9.41 to 9.53	$626,172	1.85%	1.15% to 1.65%	-7.24% to -7.05%
2019	80,713	10.14 to 10.25	$819,116	2.05%	1.15% to 1.35%	6.28% to 6.49%
2018	113,843	9.53 to 9.63	$1,086,635	2.12%	1.15% to 1.35%	-4.62% to -4.42%

Power Dividend Index Fund
2022	73,279	9.66 to 9.77	$710,822	1.38%	1.15% to 1.65%	-11.55% to -11.38%
2021	76,151	10.92 to 11.02	$834,562	1.19%	1.15% to 1.65%	28.55% to 28.81%
2020	108,012	8.50 to 8.56	$919,990	1.25%	1.15% to 1.65%	-8.50% to -8.32%
2019	885,390	9.29 to 9.33	$8,225,059	2.07%	1.15% to 1.35%	-4.42% to -3.88%
2018	1,438,919	9.69 to 9.72	$13,943,760	1.90%	1.15% to 1.35%	-9.29% to -9.00%

Midland National Life Insurance Company
Separate Account C
Notes to Financial Statements

	December 31			Year Ended December 31
		Unit Fair Value		Investment	Expense Ratio	Total Return
		Lowest to		Income	Lowest to	Lowest to
	Units	Highest	Net Assets	Ratio*	Highest**	Highest***
AB Variable Products Series
Real Estate Investment Portfolio
2019	—	-	$0	2.22%	1.15% to 1.35%	n/a
2018	140,571	13.69 to 13.81	$1,929,587	1.86%	1.15% to 1.35%	-5.74% to -5.55%

Dynamic Asset Allocation Portfolio
2022	203,237	9.66 to 12.22	$2,424,823	2.40%	1.15% to 1.65%	-19.77% to -19.61%
2021	225,592	12.48 to 15.20	$3,355,731	1.54%	1.15% to 1.65%	7.81% to 8.03%
2020	243,826	11.57 to 14.07	$3,330,917	1.48%	1.15% to 1.65%	3.45% to 3.66%
2019	230,655	11.17 to 13.57	$3,039,410	2.65%	1.15% to 1.35%	13.70% to 13.92%
2018	77,253	9.81 to 11.91	$909,782	1.47%	1.15% to 1.35%	-8.60% to -8.41%

Small Cap Growth Portfolio
2022	803	23.37 to 23.77	$18,765	0.00%	1.15% to 1.65%	-40.08% to -39.96%
2021	578	39.00 to 39.58	$22,574	0.00%	1.15% to 1.65%	7.74% to 7.95%
2020	676	36.20 to 36.67	$24,497	0.00%	1.15% to 1.65%	51.58% to 51.88%
2019	2,870	23.88 to 24.14	$68,815	0.00%	1.15% to 1.35%	34.18% to 34.45%
2018	2,519	17.80 to 17.96	$44,952	0.00%	1.15% to 1.35%	-2.44% to -2.24%

Small Mid Cap Value Portfolio
2022	330,937	10.51 to 22.25	$6,142,464	0.80%	1.15% to 1.65%	-17.19% to -16.57%
2021	294,258	12.63 to 26.73	$6,375,347	0.72%	1.15% to 1.65%	33.79% to 34.06%
2020	159,470	11.09 to 19.94	$2,910,076	0.69%	1.15% to 1.65%	1.67% to 1.87%
2019	164,921	10.90 to 19.58	$2,957,126	0.34%	1.15% to 1.35%	18.29% to 18.53%
2018	133,736	9.21 to 16.51	$2,119,867	0.28%	1.15% to 1.35%	-16.44% to -16.27%

BlackRock Variable Series Fund, Inc.
Basic Value Fund
2022	210,779	10.84 to 21.96	$3,890,440	1.30%	1.15% to 1.65%	-6.58% to -6.16%
2021	161,342	11.55 to 23.42	$3,425,421	1.20%	1.15% to 1.65%	19.59% to 19.95%
2020	146,538	12.15 to 19.52	$2,741,309	1.57%	1.15% to 1.65%	1.74% to 1.95%
2019	178,971	11.98 to 19.15	$3,350,527	2.07%	1.15% to 1.35%	21.87% to 22.12%
2018	211,050	9.82 to 15.68	$3,248,128	1.62%	1.15% to 1.35%	-9.35% to -9.17%

Capital Appreciation Fund
2022	15,452	15.49 to 26.23	$400,206	0.00%	1.15% to 1.65%	-38.64% to -38.52%
2021	30,517	25.23 to 42.67	$1,294,158	0.00%	1.15% to 1.65%	19.27% to 19.51%
2020	35,199	21.13 to 35.70	$1,249,034	0.00%	1.15% to 1.65%	39.62% to 39.90%
2019	36,201	25.24 to 25.52	$920,991	0.00%	1.15% to 1.35%	29.78% to 30.04%
2018	45,391	19.45 to 19.62	$888,609	0.00%	1.15% to 1.35%	0.75% to 0.95%

Equity Dividend Fund
2022	1,224,251	10.90 to 23.74	$27,039,392	1.45%	1.15% to 1.65%	-5.67% to -4.96%
2021	1,200,894	11.49 to 25.04	$28,620,603	1.35%	1.15% to 1.65%	18.33% to 18.92%
2020	974,221	11.85 to 21.05	$19,808,363	1.72%	1.15% to 1.65%	2.18% to 2.38%
2019	813,658	12.81 to 20.56	$16,238,995	1.83%	1.15% to 1.35%	25.75% to 26.00%
2018	715,081	10.18 to 16.32	$11,414,294	1.86%	1.15% to 1.35%	-8.66% to -8.48%

Global Allocation Fund

Midland National Life Insurance Company
Separate Account C
Notes to Financial Statements

	December 31			Year Ended December 31
		Unit Fair Value		Investment	Expense Ratio	Total Return
		Lowest to		Income	Lowest to	Lowest to
	Units	Highest	Net Assets	Ratio*	Highest**	Highest***
2022	893,423	8.68 to 14.29	$12,171,555	0.00%	1.15% to 1.65%	-17.45% to -16.82%
2021	1,016,228	10.46 to 17.23	$16,846,204	0.83%	1.15% to 1.65%	4.99% to 5.20%
2020	1,023,271	13.48 to 16.38	$16,519,119	1.20%	1.15% to 1.65%	19.09% to 19.32%
2019	1,083,821	11.31 to 13.72	$14,718,867	1.25%	1.15% to 1.35%	16.18% to 16.41%
2018	1,214,224	9.72 to 11.79	$14,193,918	0.87%	1.15% to 1.35%	-8.83% to -8.64%

Advantage Large Cap Core Fund
2022	15,563	25.94 to 26.38	$405,050	0.63%	1.15% to 1.65%	-21.23% to -21.07%
2021	16,846	32.93 to 33.43	$556,640	0.07%	1.15% to 1.65%	26.35% to 26.60%
2020	19,678	26.07 to 26.40	$514,509	0.71%	1.15% to 1.65%	17.89% to 18.13%
2019	30,466	22.11 to 22.35	$675,815	1.00%	1.15% to 1.35%	26.83% to 27.09%
2018	43,101	17.43 to 17.59	$754,291	1.30%	1.15% to 1.35%	-6.78% to -6.60%

Large Cap Focus Growth Fund
2022	492,659	7.33 to 27.32	$8,526,239	0.00%	1.15% to 1.65%	-39.26% to -38.81%
2021	488,519	12.01 to 44.75	$15,478,943	0.00%	1.15% to 1.65%	16.09% to 16.43%
2020	462,241	13.02 to 38.43	$13,103,358	0.00%	1.15% to 1.65%	41.50% to 41.79%
2019	395,901	11.45 to 27.11	$7,798,946	0.00%	1.15% to 1.35%	30.56% to 30.82%
2018	211,066	8.76 to 20.72	$3,549,201	0.00%	1.15% to 1.35%	1.38% to 1.59%

iShares Alternatives Strategies Fund
2018	—	-	$0	0.00%	1.15% to 1.35%	n/a

60/40 Target Allocation ETF Fund
2022	595,453	9.21 to 13.09	$7,596,065	1.81%	1.15% to 1.65%	-16.34% to -15.96%
2021	580,446	10.96 to 15.58	$8,810,834	1.99%	1.15% to 1.65%	10.09% to 10.42%
2020	428,532	11.70 to 14.11	$5,985,133	1.66%	1.15% to 1.65%	12.81% to 13.04%
2019	277,728	12.11 to 12.49	$3,443,481	2.65%	1.15% to 1.35%	19.60% to 19.84%
2018	108,656	10.12 to 10.42	$1,124,633	1.02%	1.15% to 1.35%	-6.46% to -6.27%

iShares Dynamic Fixed Income Fund
2018	—	-	$0	0.00%	1.15% to 1.35%	n/a

iShares Equity Appreciation Fund
2018	—	-	$0	0.00%	1.15% to 1.35%	n/a

Total Return Portfolio
2022	153,161	9.54 to 9.54	$1,457,503	1.81%	1.15% to 1.65%	-15.33% to -15.33%
2021	160,594	11.27 to 11.27	$1,808,464	1.41%	1.15% to 1.65%	-2.92% to -2.92%
2020	134,918	11.61 to 11.61	$1,564,132	1.93%	1.15% to 1.65%	7.20% to 7.20%
2019	101,929	10.83 to 10.83	$1,101,828	1.70%	1.15% to 1.35%	7.79% to 7.79%
2018	4,618	10.05 to 10.05	$46,347	0.52%	1.15% to 1.35%	0.48% to 0.48%

S&P 500 Portfolio
2022	110,592	13.89 to 13.89	$1,535,810	1.15%	1.15% to 1.65%	-19.43% to -19.43%
2021	116,476	17.24 to 17.24	$2,007,678	1.03%	1.15% to 1.65%	26.64% to 26.64%
2020	130,931	13.61 to 13.61	$1,782,081	1.55%	1.15% to 1.65%	16.46% to 16.46%
2019	114,291	11.69 to 11.69	$1,335,784	2.69%	1.15% to 1.35%	29.34% to 29.34%
2018	46,953	9.04 to 9.04	$424,266	1.82%	1.15% to 1.35%	-9.64% to -9.64%

Columbia Variable Portfolio

Midland National Life Insurance Company
Separate Account C
Notes to Financial Statements

	December 31			Year Ended December 31
		Unit Fair Value		Investment	Expense Ratio	Total Return
		Lowest to		Income	Lowest to	Lowest to
	Units	Highest	Net Assets	Ratio*	Highest**	Highest***
Contrarian Core 2 Portfolio
2022	374,675	9.81 to 22.11	$7,037,375	0.00%	1.15% to 1.65%	-20.18% to -19.58%
2021	314,609	12.22 to 27.56	$7,709,215	0.00%	1.15% to 1.65%	22.30% to 22.55%
2020	224,793	15.76 to 22.49	$4,776,795	0.00%	1.15% to 1.65%	20.36% to 20.60%
2019	218,432	13.08 to 18.65	$3,895,613	0.00%	1.15% to 1.35%	31.03% to 31.29%
2018	228,249	9.97 to 14.20	$3,121,580	0.00%	1.15% to 1.35%	-10.37% to -10.19%

Dividend Opportunity Portfolio
2022	560,878	11.84 to 19.11	$9,903,002	0.00%	1.15% to 1.65%	-3.00% to -2.27%
2021	326,866	12.14 to 19.60	$6,115,703	0.00%	1.15% to 1.65%	23.96% to 24.45%
2020	273,530	11.50 to 15.75	$4,233,602	0.00%	1.15% to 1.65%	-0.46% to -0.26%
2019	265,520	12.41 to 15.79	$4,140,119	0.00%	1.15% to 1.35%	22.10% to 22.34%
2018	241,546	10.15 to 12.91	$3,096,000	0.00%	1.15% to 1.35%	-7.27% to -7.09%

Emerging Markets Bond Portfolio
2022	425,146	8.16 to 10.09	$4,219,308	3.73%	1.15% to 1.65%	-17.45% to -17.12%
2021	485,439	9.84 to 12.18	$5,819,091	3.64%	1.15% to 1.65%	-3.76% to -3.57%
2020	517,413	11.16 to 12.63	$6,464,503	3.01%	1.15% to 1.65%	5.72% to 5.93%
2019	608,749	10.54 to 11.92	$7,190,869	4.95%	1.15% to 1.35%	10.58% to 10.80%
2018	706,375	9.52 to 10.76	$7,541,962	4.27%	1.15% to 1.35%	-8.63% to -8.45%

High Yield Portfolio
2022	369,412	9.12 to 12.39	$4,435,748	4.44%	1.15% to 1.65%	-12.24% to -11.58%
2021	459,802	10.34 to 14.05	$6,309,076	4.29%	1.15% to 1.65%	3.28% to 3.59%
2020	363,617	11.03 to 13.56	$4,867,407	4.89%	1.15% to 1.65%	4.88% to 5.09%
2019	359,052	11.14 to 12.91	$4,594,476	5.47%	1.15% to 1.35%	14.96% to 15.19%
2018	350,795	11.11 to 11.21	$3,905,408	5.58%	1.15% to 1.35%	-5.29% to -5.10%

Select Large-Cap Value Portfolio
2022	464,322	11.35 to 15.40	$6,954,925	0.00%	1.15% to 1.65%	-3.66% to -2.94%
2021	284,336	11.72 to 15.91	$4,356,661	0.00%	1.15% to 1.65%	23.92% to 24.54%
2020	57,356	12.69 to 12.77	$729,142	0.00%	1.15% to 1.65%	5.37% to 5.58%
2019	113,046	12.04 to 12.10	$1,362,084	0.00%	1.15% to 1.35%	24.73% to 24.98%
2018	94,934	9.65 to 9.68	$916,799	0.00%	1.15% to 1.35%	-13.63% to -13.46%

Seligman Global Tech Portfolio
2022	518,814	8.83 to 19.98	$9,038,981	0.00%	1.15% to 1.65%	-32.97% to -32.47%
2021	481,453	13.11 to 29.66	$12,396,518	0.26%	1.15% to 1.65%	36.83% to 37.10%
2020	236,402	21.48 to 21.63	$5,089,324	0.00%	1.15% to 1.65%	43.84% to 44.13%
2019	167,470	14.94 to 15.01	$2,505,080	0.00%	1.15% to 1.35%	52.89% to 53.20%
2018	103,362	9.77 to 9.80	$1,010,282	0.00%	1.15% to 1.35%	-9.68% to -9.50%

US Government Mortgage Portfolio
2022	106,193	8.24 to 9.04	$941,623	1.06%	1.15% to 1.65%	-15.72% to -15.18%
2021	228,527	9.72 to 10.67	$2,353,868	1.81%	1.15% to 1.65%	-2.53% to -2.33%
2020	211,411	10.85 to 10.92	$2,294,024	1.88%	1.15% to 1.65%	3.44% to 3.65%
2019	65,783	10.49 to 10.54	$690,202	0.39%	1.15% to 1.35%	5.07% to 5.28%
2018	13,347	9.98 to 10.01	$133,229	3.71%	1.15% to 1.35%	0.23% to 0.43%

Strategic Income Portfolio

Midland National Life Insurance Company
Separate Account C
Notes to Financial Statements

	December 31			Year Ended December 31
		Unit Fair Value		Investment	Expense Ratio	Total Return
		Lowest to		Income	Lowest to	Lowest to
	Units	Highest	Net Assets	Ratio*	Highest**	Highest***
2022	132,741	8.78 to 10.03	$1,313,268	4.04%	1.15% to 1.65%	-12.96% to -12.31%
2021	128,342	10.03 to 11.47	$1,453,203	7.94%	1.15% to 1.65%	0.27% to 0.47%
2020	22,581	11.40 to 11.42	$257,543	0.00%	1.15% to 1.65%	14.02% to 14.17%

Emerging Markets Portfolio
2022	42,448	5.80 to 5.85	$247,339	0.00%	1.15% to 1.65%	-34.10% to -33.81%
2021	35,411	8.80 to 8.83	$312,265	0.00%	1.15% to 1.65%	-11.96% to -11.78%

DWS Variable Insurance Portfolios
Equity 500 Index Portfolio
2022	1,721,820	9.28 to 27.05	$39,215,391	0.82%	1.15% to 1.65%	-19.95% to -7.21%
2021	1,673,414	12.61 to 33.62	$49,438,343	1.03%	1.15% to 1.65%	25.94% to 26.45%
2020	1,478,697	12.36 to 26.59	$37,096,159	1.23%	1.15% to 1.65%	16.05% to 16.28%
2019	1,334,197	11.65 to 22.87	$29,072,836	1.45%	1.15% to 1.35%	28.91% to 29.17%
2018	997,493	9.03 to 17.70	$17,052,810	1.55%	1.15% to 1.35%	-6.22% to -6.03%

Small Cap Index Portfolio
2022	395,466	8.22 to 20.22	$7,115,261	0.62%	1.15% to 1.65%	-22.18% to -21.60%
2021	376,959	10.50 to 25.86	$8,842,916	0.52%	1.15% to 1.65%	12.31% to 12.88%
2020	290,840	13.81 to 22.91	$6,400,725	0.72%	1.15% to 1.65%	17.49% to 17.72%
2019	275,712	11.74 to 19.46	$5,275,493	0.72%	1.15% to 1.35%	23.20% to 23.44%
2018	206,848	9.52 to 15.76	$3,215,472	0.70%	1.15% to 1.35%	-12.62% to -12.44%

Alternative Asset Allocation Portfolio
2022	102,328	10.01 to 11.52	$1,138,480	7.33%	1.15% to 1.65%	-9.25% to -8.57%
2021	98,889	10.96 to 12.67	$1,208,102	1.69%	1.15% to 1.65%	10.84% to 11.06%
2020	107,424	11.00 to 11.14	$1,184,795	2.20%	1.15% to 1.65%	3.90% to 4.11%
2019	136,251	10.58 to 10.70	$1,446,683	3.82%	1.15% to 1.35%	12.82% to 13.04%
2018	180,996	9.38 to 9.47	$1,702,929	1.93%	1.15% to 1.35%	-10.57% to -10.39%

Global Small Cap Growth Portfolio
2022	14,552	8.22 to 13.86	$198,267	0.24%	1.15% to 1.65%	-25.24% to -25.09%
2021	16,822	15.00 to 18.50	$306,984	0.08%	1.15% to 1.65%	13.12% to 13.34%
2020	22,135	16.11 to 16.32	$357,984	0.54%	1.15% to 1.65%	15.37% to 15.60%
2019	29,362	13.97 to 14.12	$411,529	0.00%	1.15% to 1.35%	19.45% to 19.69%
2018	27,251	11.69 to 11.80	$319,339	0.00%	1.15% to 1.35%	-21.81% to -21.65%

Small Mid Cap Value Portfolio
2022	239,361	10.90 to 17.29	$3,889,214	0.44%	1.15% to 1.65%	-17.51% to -17.10%
2021	284,082	13.17 to 20.85	$5,547,055	0.96%	1.15% to 1.65%	28.30% to 28.55%
2020	321,168	10.25 to 16.22	$4,977,766	0.94%	1.15% to 1.65%	-2.44% to -2.24%
2019	328,837	10.50 to 16.59	$5,248,149	0.38%	1.15% to 1.35%	19.37% to 19.61%
2018	357,713	8.78 to 13.87	$4,793,463	1.06%	1.15% to 1.35%	-17.45% to -17.29%

CROCI US Portfolio
2022	9,961	15.15 to 15.41	$151,484	1.38%	1.15% to 1.65%	-16.80% to -16.63%
2021	10,439	18.21 to 18.48	$190,740	1.52%	1.15% to 1.65%	24.58% to 24.83%
2020	11,523	14.62 to 14.81	$168,798	1.84%	1.15% to 1.65%	-13.59% to -13.42%
2019	15,670	16.92 to 17.10	$265,919	1.74%	1.15% to 1.35%	30.71% to 30.97%
2018	19,556	12.94 to 13.06	$253,619	2.31%	1.15% to 1.35%	-11.91% to -11.74%

High Income Portfolio

Midland National Life Insurance Company
Separate Account C
Notes to Financial Statements

	December 31			Year Ended December 31
		Unit Fair Value		Investment	Expense Ratio	Total Return
		Lowest to		Income	Lowest to	Lowest to
	Units	Highest	Net Assets	Ratio*	Highest**	Highest***
2022	36,705	9.06 to 9.13	$333,640	3.63%	1.15% to 1.65%	-10.59% to -10.37%
2021	16,172	10.16 to 10.17	$164,326	0.00%	1.15% to 1.65%	1.55% to 1.69%

Eaton Vance Variable Trust
Floating Rate Income Portfolio
2022	1,666,588	9.76 to 11.81	$19,096,634	4.98%	1.15% to 1.65%	-4.32% to -3.61%
2021	1,659,213	10.15 to 12.29	$19,913,170	2.83%	1.15% to 1.65%	2.24% to 2.44%
2020	1,453,639	10.64 to 11.99	$17,199,803	3.04%	1.15% to 1.65%	0.63% to 0.83%
2019	2,087,379	10.56 to 11.90	$24,554,913	4.27%	1.15% to 1.35%	5.64% to 5.86%
2018	2,114,685	9.98 to 11.24	$23,552,140	3.82%	1.15% to 1.35%	-1.42% to -1.22%

Delaware Variable Insurance Portfolios
Total Return Portfolio
2022	9,141	13.31 to 13.54	$121,815	0.00%	1.15% to 1.65%	-11.76% to -11.58%
2021	13,238	15.08 to 15.31	$199,819	0.00%	1.15% to 1.65%	14.81% to 15.04%
2020	25,528	13.14 to 13.31	$335,597	0.00%	1.15% to 1.65%	-0.45% to -0.25%
2019	31,194	13.20 to 13.34	$411,863	0.00%	1.15% to 1.35%	17.29% to 17.52%
2018	27,433	11.25 to 11.35	$308,840	0.00%	1.15% to 1.35%	-8.90% to -8.72%

International Portfolio
2022	78,796	12.56 to 12.77	$993,062	1.41%	1.15% to 1.65%	-18.44% to -18.28%
2021	80,766	15.40 to 15.63	$1,247,847	0.93%	1.15% to 1.65%	5.43% to 5.64%
2020	77,015	14.60 to 14.79	$1,128,220	0.00%	1.15% to 1.65%	5.72% to 5.93%
2019	101,661	13.81 to 13.97	$1,408,252	0.80%	1.15% to 1.35%	23.23% to 23.48%
2018	102,830	11.21 to 11.31	$1,155,473	0.76%	1.15% to 1.35%	-13.34% to -13.17%

Opportunity Portfolio
2022	531,055	13.49 to 15.40	$8,087,611	0.22%	1.15% to 1.65%	-14.84% to -14.67%
2021	608,805	15.82 to 18.05	$10,880,222	1.26%	1.15% to 1.65%	21.48% to 21.72%
2020	778,559	13.01 to 14.83	$11,448,002	0.59%	1.15% to 1.65%	9.31% to 9.53%
2019	892,056	11.89 to 13.54	$11,982,424	1.33%	1.15% to 1.35%	28.37% to 28.62%
2018	1,000,414	9.25 to 10.52	$10,459,941	0.57%	1.15% to 1.35%	-16.52% to -16.36%

Covered Call Strategy Portfolio
2020	—	-	$0	5.69%	1.15% to 1.65%	n/a
2019	11,932	11.14 to 11.19	$133,172	1.04%	1.15% to 1.35%	19.74% to 19.98%
2018	11,254	9.30 to 9.33	$104,813	0.92%	1.15% to 1.35%	-11.20% to -11.02%

Franklin Templeton Variable Insurance Products Trust
Mutual Shares Fund
2022	268,051	10.46 to 17.92	$4,526,155	1.72%	1.15% to 1.65%	-8.67% to -8.44%
2021	328,330	11.42 to 19.58	$6,040,536	2.81%	1.15% to 1.65%	17.57% to 17.81%
2020	397,095	10.45 to 16.62	$6,253,697	2.47%	1.15% to 1.65%	-6.32% to -6.13%
2019	417,788	11.15 to 17.70	$7,147,158	1.85%	1.15% to 1.35%	20.93% to 21.17%
2018	432,164	9.21 to 14.61	$6,165,205	2.55%	1.15% to 1.35%	-10.29% to -10.11%

Income Fund
2022	1,723,951	10.60 to 15.41	$25,070,503	5.06%	1.15% to 1.65%	-7.02% to -6.32%
2021	1,559,403	11.34 to 16.49	$24,827,136	4.73%	1.15% to 1.65%	15.19% to 15.42%
2020	1,549,894	11.33 to 14.29	$21,672,079	5.55%	1.15% to 1.65%	-0.66% to -0.46%
2019	1,636,888	11.40 to 14.35	$23,159,363	5.26%	1.15% to 1.35%	14.50% to 14.73%
2018	1,573,866	9.94 to 12.51	$19,446,807	5.00%	1.15% to 1.35%	-5.59% to -5.40%

Global Bond Fund

Midland National Life Insurance Company
Separate Account C
Notes to Financial Statements

	December 31			Year Ended December 31
		Unit Fair Value		Investment	Expense Ratio	Total Return
		Lowest to		Income	Lowest to	Lowest to
	Units	Highest	Net Assets	Ratio*	Highest**	Highest***
2022	2,861,304	8.12 to 8.90	$24,704,524	0.00%	1.15% to 1.65%	-6.50% to -5.80%
2021	3,226,727	8.65 to 9.45	$29,687,890	0.00%	1.15% to 1.65%	-6.55% to -6.08%
2020	2,977,823	9.22 to 9.92	$29,210,565	8.18%	1.15% to 1.65%	-6.56% to -6.37%
2019	2,977,038	9.86 to 10.59	$31,244,957	6.93%	1.15% to 1.35%	0.64% to 0.85%
2018	2,817,880	9.78 to 10.50	$29,381,151	0.00%	1.15% to 1.35%	0.56% to 0.77%

Foreign Fund
2022	3,269,423	9.12 to 11.48	$34,488,163	2.93%	1.15% to 1.65%	-9.12% to -8.43%
2021	3,332,580	9.98 to 12.60	$38,678,960	1.83%	1.15% to 1.65%	2.45% to 2.97%
2020	3,210,344	9.78 to 12.28	$36,392,804	2.97%	1.15% to 1.65%	-2.49% to -2.29%
2019	3,218,800	10.02 to 11.78	$37,432,029	1.69%	1.15% to 1.35%	11.02% to 11.24%
2018	3,118,506	9.01 to 10.59	$32,674,138	2.79%	1.15% to 1.35%	-16.58% to -16.41%

Developing Markets Fund
2022	256,086	6.75 to 10.34	$2,422,020	2.48%	1.15% to 1.65%	-23.26% to -22.87%
2021	236,321	12.40 to 13.42	$2,940,940	0.87%	1.15% to 1.65%	-7.00% to -6.82%
2020	264,790	13.34 to 14.41	$3,538,904	3.70%	1.15% to 1.65%	15.61% to 15.84%
2019	322,119	11.54 to 12.44	$3,721,215	0.98%	1.15% to 1.35%	25.00% to 25.25%
2018	379,649	9.23 to 9.94	$3,508,427	0.90%	1.15% to 1.35%	-16.93% to -16.76%

Mutual Global Discovery Fund
2022	278,794	11.55 to 16.99	$4,657,252	1.29%	1.15% to 1.65%	-6.02% to -5.84%
2021	347,899	12.28 to 18.04	$6,183,879	2.89%	1.15% to 1.65%	17.53% to 17.77%
2020	396,053	10.43 to 15.32	$5,988,007	2.06%	1.15% to 1.65%	-5.75% to -5.56%
2019	440,990	11.06 to 16.22	$7,050,017	1.67%	1.15% to 1.35%	22.70% to 22.95%
2018	480,829	9.00 to 13.19	$6,229,211	2.51%	1.15% to 1.35%	-12.42% to -12.24%

Rising Dividends Fund
2022	1,043,584	11.02 to 28.82	$25,895,128	0.75%	1.15% to 1.65%	-12.03% to -11.37%
2021	1,009,433	12.46 to 32.60	$29,314,921	0.84%	1.15% to 1.65%	24.84% to 25.34%
2020	861,597	12.29 to 26.01	$21,466,410	1.15%	1.15% to 1.65%	14.41% to 14.64%
2019	965,036	13.38 to 22.69	$21,134,814	1.24%	1.15% to 1.35%	27.50% to 27.75%
2018	957,635	10.49 to 17.76	$16,561,268	1.25%	1.15% to 1.35%	-6.35% to -6.17%

DynaTech 2 Fund
2022	330,005	5.96 to 6.03	$1,980,410	0.00%	1.15% to 1.65%	-40.94% to -40.49%
2021	127,074	10.10 to 10.13	$1,285,808	0.00%	1.15% to 1.65%	0.96% to 1.22%

Multi-Asset Dynamic Multi-Strategy Portfolio
2022	—	-	$0	0.00%	1.15% to 1.65%	n/a
2021	31,170	13.28 to 13.48	$415,063	2.30%	1.15% to 1.65%	11.14% to 11.36%
2020	33,892	11.95 to 12.11	$405,881	1.59%	1.15% to 1.65%	-9.55% to -9.37%
2019	32,498	13.21 to 13.36	$430,218	2.04%	1.15% to 1.35%	13.96% to 14.19%
2018	36,407	11.59 to 11.70	$422,692	1.61%	1.15% to 1.35%	-8.50% to -8.32%

Delaware Ivy Variable Insurance Portfolios
Asset Strategy Portfolio
2022	180,583	12.76 to 14.24	$2,530,912	1.41%	1.15% to 1.65%	-15.88% to -15.71%
2021	205,685	15.15 to 16.90	$3,426,651	1.47%	1.15% to 1.65%	8.96% to 9.18%
2020	258,496	13.89 to 15.48	$3,950,871	1.71%	1.15% to 1.65%	12.35% to 12.57%
2019	338,159	12.35 to 13.75	$4,602,673	2.12%	1.15% to 1.35%	20.15% to 20.39%
2018	372,092	10.27 to 11.42	$4,214,265	1.81%	1.15% to 1.35%	-6.71% to -6.53%

Balanced Portfolio

Midland National Life Insurance Company
Separate Account C
Notes to Financial Statements

	December 31			Year Ended December 31
		Unit Fair Value		Investment	Expense Ratio	Total Return
		Lowest to		Income	Lowest to	Lowest to
	Units	Highest	Net Assets	Ratio*	Highest**	Highest***
2022	342,723	9.46 to 17.48	$5,904,604	1.07%	1.15% to 1.65%	-17.18% to -16.98%
2021	379,951	11.39 to 21.06	$7,902,075	1.01%	1.15% to 1.65%	14.41% to 14.64%
2020	409,881	13.64 to 18.37	$7,454,825	1.39%	1.15% to 1.65%	12.58% to 12.81%
2019	493,778	12.11 to 16.29	$7,972,759	1.76%	1.15% to 1.35%	20.46% to 20.70%
2018	514,254	10.04 to 13.49	$6,889,458	1.73%	1.15% to 1.35%	-4.54% to -4.35%

Global Value Equity Portfolio
2022	49,912	18.01 to 18.31	$902,366	3.42%	1.15% to 1.65%	-12.49% to -12.32%
2021	56,981	20.58 to 20.88	$1,176,882	2.16%	1.15% to 1.65%	15.41% to 15.64%
2020	61,052	17.83 to 18.06	$1,093,882	2.41%	1.15% to 1.65%	1.76% to 1.97%
2019	68,928	17.52 to 17.71	$1,212,070	2.84%	1.15% to 1.35%	21.50% to 21.74%
2018	74,837	14.42 to 14.55	$1,082,235	1.68%	1.15% to 1.35%	-12.87% to -12.69%

Energy Portfolio
2022	195,506	7.49 to 24.16	$1,692,405	3.00%	1.15% to 1.65%	48.02% to 49.13%
2021	302,006	5.05 to 16.29	$1,689,275	1.78%	1.15% to 1.65%	40.10% to 40.38%
2020	217,485	3.60 to 4.20	$800,671	1.23%	1.15% to 1.65%	-37.69% to -37.56%
2019	249,990	5.78 to 6.73	$1,459,571	0.00%	1.15% to 1.35%	2.09% to 2.29%
2018	190,088	5.66 to 6.58	$1,082,284	0.00%	1.15% to 1.35%	-35.03% to -34.90%

Global Bond Portfolio
2022	—	-	$0	9.93%	1.15% to 1.65%	n/a
2021	45,528	9.85 to 11.74	$526,885	5.19%	1.15% to 1.65%	-2.17% to -1.97%
2020	88,181	11.53 to 11.97	$1,044,085	3.21%	1.15% to 1.65%	6.70% to 6.91%
2019	98,473	10.80 to 11.20	$1,093,855	3.47%	1.15% to 1.35%	7.95% to 8.17%
2018	95,333	9.99 to 10.35	$981,104	2.91%	1.15% to 1.35%	-1.52% to -1.32%

Natural Resources Portfolio
2022	77,210	7.93 to 16.47	$643,386	1.83%	1.15% to 1.65%	15.85% to 16.43%
2021	109,900	6.82 to 14.19	$792,523	2.06%	1.15% to 1.65%	24.86% to 25.23%
2020	110,000	5.46 to 11.37	$638,931	1.75%	1.15% to 1.65%	-13.17% to -13.00%
2019	135,807	6.29 to 8.91	$858,039	0.86%	1.15% to 1.35%	7.99% to 8.20%
2018	105,251	5.82 to 8.24	$615,557	0.35%	1.15% to 1.35%	-24.27% to -24.11%

Growth Portfolio
2022	94,163	9.54 to 33.51	$2,839,211	0.00%	1.15% to 1.65%	-28.38% to -27.84%
2021	117,566	13.25 to 46.56	$4,862,843	0.00%	1.15% to 1.65%	28.16% to 28.54%
2020	127,715	12.43 to 36.22	$4,364,019	0.00%	1.15% to 1.65%	28.79% to 29.05%
2019	127,516	15.60 to 28.07	$3,490,002	0.00%	1.15% to 1.35%	34.75% to 35.02%
2018	124,310	11.57 to 20.79	$2,540,547	0.04%	1.15% to 1.35%	0.90% to 1.11%

High Income Portfolio
2022	781,182	9.14 to 12.03	$9,191,008	6.38%	1.15% to 1.65%	-12.42% to -11.76%
2021	908,670	10.38 to 13.66	$12,207,324	6.82%	1.15% to 1.65%	4.64% to 4.85%
2020	1,094,364	11.37 to 13.03	$14,059,607	6.07%	1.15% to 1.65%	4.60% to 4.81%
2019	1,124,512	10.86 to 12.43	$13,827,906	7.36%	1.15% to 1.35%	9.70% to 9.92%
2018	1,130,464	9.89 to 11.31	$12,671,462	6.74%	1.15% to 1.35%	-3.43% to -3.24%

International Core Equity Portfolio

Midland National Life Insurance Company
Separate Account C
Notes to Financial Statements

	December 31			Year Ended December 31
		Unit Fair Value		Investment	Expense Ratio	Total Return
		Lowest to		Income	Lowest to	Lowest to
	Units	Highest	Net Assets	Ratio*	Highest**	Highest***
2022	435,778	9.27 to 14.28	$5,979,593	2.19%	1.15% to 1.65%	-15.62% to -15.15%
2021	496,960	10.93 to 16.85	$8,091,297	1.08%	1.15% to 1.65%	12.65% to 12.87%
2020	532,325	11.10 to 14.93	$7,775,781	2.14%	1.15% to 1.65%	5.75% to 5.96%
2019	556,162	10.49 to 14.09	$7,688,531	1.54%	1.15% to 1.35%	17.10% to 17.34%
2018	531,206	8.95 to 12.01	$6,287,420	1.66%	1.15% to 1.35%	-18.92% to -18.76%

Global Growth Portfolio
2022	35,350	14.55 to 19.45	$675,775	0.74%	1.15% to 1.65%	-18.67% to -18.50%
2021	42,042	17.87 to 23.87	$987,361	0.05%	1.15% to 1.65%	16.28% to 16.52%
2020	45,228	15.35 to 20.48	$912,647	0.39%	1.15% to 1.65%	18.96% to 19.20%
2019	50,326	12.89 to 17.19	$853,071	0.61%	1.15% to 1.35%	24.24% to 24.49%
2018	45,540	10.36 to 13.80	$619,413	0.50%	1.15% to 1.35%	-7.53% to -7.35%

Mid Cap Growth Portfolio
2022	367,482	7.62 to 26.23	$8,838,626	0.00%	1.15% to 1.65%	-31.93% to -31.41%
2021	427,945	11.13 to 38.34	$15,115,909	0.00%	1.15% to 1.65%	14.45% to 15.02%
2020	407,452	13.97 to 33.33	$12,968,074	0.00%	1.15% to 1.65%	47.00% to 47.29%
2019	336,365	15.48 to 22.63	$7,345,062	0.00%	1.15% to 1.35%	36.09% to 36.36%
2018	317,576	11.37 to 16.59	$5,076,728	0.00%	1.15% to 1.35%	-1.41% to -1.21%

Science and Technology Portfolio
2022	454,563	7.58 to 30.32	$11,649,955	0.00%	1.15% to 1.65%	-32.96% to -32.45%
2021	482,443	11.25 to 45.00	$18,479,733	0.00%	1.15% to 1.65%	13.40% to 13.85%
2020	450,131	13.71 to 39.53	$16,169,446	0.00%	1.15% to 1.65%	33.54% to 33.81%
2019	397,840	15.88 to 29.54	$11,002,776	0.00%	1.15% to 1.35%	47.48% to 47.78%
2018	352,721	10.75 to 19.99	$6,792,018	0.00%	1.15% to 1.35%	-6.51% to -6.32%

Small Cap Growth Portfolio
2022	216,816	7.06 to 18.67	$3,832,297	0.00%	1.15% to 1.65%	-27.89% to -27.42%
2021	253,728	9.75 to 25.78	$6,230,393	0.98%	1.15% to 1.65%	2.49% to 2.80%
2020	286,578	13.99 to 25.08	$6,879,809	0.00%	1.15% to 1.65%	35.81% to 36.09%
2019	350,299	13.00 to 18.43	$6,262,869	0.00%	1.15% to 1.35%	21.71% to 21.96%
2018	288,571	10.67 to 15.11	$4,274,134	0.35%	1.15% to 1.35%	-5.41% to -5.22%

SMID Cap Core Portfolio
2022	453,846	9.41 to 22.67	$9,460,115	0.00%	1.15% to 1.65%	-16.20% to -15.57%
2021	513,107	11.16 to 26.92	$12,726,961	0.00%	1.15% to 1.65%	18.81% to 19.40%
2020	575,131	12.46 to 22.55	$12,291,898	0.00%	1.15% to 1.65%	5.59% to 5.80%
2019	597,781	11.80 to 21.31	$12,108,958	0.00%	1.15% to 1.35%	22.66% to 22.91%
2018	586,335	9.61 to 17.34	$9,753,034	0.13%	1.15% to 1.35%	-11.69% to -11.52%

Lazard Retirement Series, Inc.
International Equity Portfolio
2022	76,295	10.64 to 13.05	$978,957	3.79%	1.15% to 1.65%	-16.15% to -15.98%
2021	67,561	12.67 to 15.54	$1,033,501	0.96%	1.15% to 1.65%	4.41% to 4.62%
2020	79,835	12.13 to 14.85	$1,161,559	2.11%	1.15% to 1.65%	6.78% to 7.00%
2019	78,293	11.35 to 13.88	$1,066,624	0.36%	1.15% to 1.35%	19.38% to 19.62%
2018	70,375	11.50 to 11.60	$809,568	1.71%	1.15% to 1.35%	-15.07% to -14.90%

Global Dynamic Multi Asset Portfolio

Midland National Life Insurance Company
Separate Account C
Notes to Financial Statements

	December 31			Year Ended December 31
		Unit Fair Value		Investment	Expense Ratio	Total Return
		Lowest to		Income	Lowest to	Lowest to
	Units	Highest	Net Assets	Ratio*	Highest**	Highest***
2022	78,382	10.71 to 13.89	$1,045,022	0.08%	1.15% to 1.65%	-18.48% to -18.32%
2021	89,392	13.13 to 17.01	$1,466,656	2.50%	1.15% to 1.65%	10.44% to 10.66%
2020	89,617	11.88 to 15.37	$1,333,979	0.58%	1.15% to 1.65%	-0.55% to -0.35%
2019	95,029	11.93 to 15.42	$1,423,630	0.05%	1.15% to 1.35%	16.21% to 16.44%
2018	113,874	10.26 to 13.25	$1,480,104	1.29%	1.15% to 1.35%	-7.83% to -7.64%

Legg Mason Partners Variable Equity Trust
Western Asset Variable Global High Yield Bond Portfolio
2022	156,813	8.55 to 12.20	$1,825,701	5.91%	1.15% to 1.65%	-15.27% to -14.64%
2021	158,412	10.04 to 14.33	$2,172,825	4.82%	1.15% to 1.65%	-0.31% to -0.11%
2020	102,341	11.58 to 14.34	$1,448,658	3.65%	1.15% to 1.65%	5.68% to 5.89%
2019	90,685	10.95 to 13.55	$1,216,548	5.73%	1.15% to 1.35%	12.48% to 12.71%
2018	62,143	9.72 to 12.02	$740,055	4.80%	1.15% to 1.35%	-5.46% to -5.27%

ClearBridge Variable Mid Cap Portfolio
2022	702,421	8.99 to 21.53	$13,354,399	0.09%	1.15% to 1.65%	-26.72% to -26.17%
2021	594,559	12.20 to 29.23	$15,388,407	0.03%	1.15% to 1.65%	26.29% to 26.92%
2020	474,707	13.18 to 23.03	$10,335,598	0.04%	1.15% to 1.65%	13.56% to 13.78%
2019	465,165	12.06 to 20.24	$8,962,113	0.38%	1.15% to 1.35%	30.87% to 31.13%
2018	466,070	9.21 to 15.43	$6,854,418	0.23%	1.15% to 1.35%	-13.98% to -13.80%

ClearBridge Variable Dividend Strategy Portfolio
2022	1,535,636	11.43 to 25.67	$37,656,434	1.17%	1.15% to 1.65%	-9.73% to -9.05%
2021	1,632,730	12.60 to 28.30	$44,503,516	1.48%	1.15% to 1.65%	24.54% to 25.17%
2020	1,361,021	11.89 to 22.61	$30,049,701	1.24%	1.15% to 1.65%	6.05% to 6.26%
2019	1,081,566	13.57 to 21.27	$22,541,018	1.28%	1.15% to 1.35%	29.65% to 29.91%
2018	658,506	10.46 to 16.38	$10,619,124	1.49%	1.15% to 1.35%	-6.28% to -6.09%

ClearBridge Variable Small Cap Growth Portfolio
2022	316,888	7.29 to 24.99	$6,078,639	0.00%	1.15% to 1.65%	-30.17% to -29.64%
2021	236,670	10.38 to 35.61	$6,932,627	0.00%	1.15% to 1.65%	10.47% to 11.03%
2020	177,253	14.24 to 32.08	$5,195,487	0.00%	1.15% to 1.65%	40.99% to 41.27%
2019	193,412	14.51 to 22.70	$4,103,400	0.00%	1.15% to 1.35%	24.86% to 25.11%
2018	185,364	11.61 to 18.15	$3,162,135	0.00%	1.15% to 1.35%	1.82% to 2.02%

ClearBridge Variable Aggressive Growth Portfolio
2022	64,938	9.66 to 10.85	$694,061	0.00%	1.15% to 1.65%	-27.71% to -27.43%
2021	68,143	13.36 to 14.94	$1,005,438	0.22%	1.15% to 1.65%	8.57% to 8.78%
2020	72,627	13.57 to 13.74	$988,742	0.49%	1.15% to 1.65%	16.15% to 16.38%
2019	93,426	11.67 to 11.80	$1,094,690	0.77%	1.15% to 1.35%	23.07% to 23.32%
2018	93,311	9.47 to 9.57	$887,811	0.53%	1.15% to 1.35%	-9.80% to -9.62%

Western Asset Variable Core Bond Plus Portfolio
2022	7,395,300	7.99 to 9.60	$69,205,540	1.69%	1.15% to 1.65%	-18.63% to -18.02%
2021	7,602,456	9.77 to 11.74	$87,623,863	2.44%	1.15% to 1.65%	-3.80% to -3.31%
2020	6,118,744	10.55 to 12.15	$73,589,537	1.86%	1.15% to 1.65%	7.59% to 7.80%
2019	6,142,269	10.90 to 11.27	$68,641,263	4.58%	1.15% to 1.35%	10.32% to 10.54%
2018	5,466,343	9.87 to 10.19	$55,352,016	4.03%	1.15% to 1.35%	-3.95% to -3.76%

ClearBridge Variable Large Cap Growth Portfolio

Midland National Life Insurance Company
Separate Account C
Notes to Financial Statements

	December 31			Year Ended December 31
		Unit Fair Value		Investment	Expense Ratio	Total Return
		Lowest to		Income	Lowest to	Lowest to
	Units	Highest	Net Assets	Ratio*	Highest**	Highest***
2022	1,502,532	8.20 to 14.55	$20,483,212	0.00%	1.15% to 1.65%	-33.52% to -33.02%
2021	1,312,966	12.27 to 21.78	$27,674,651	0.00%	1.15% to 1.65%	19.64% to 20.24%
2020	1,060,091	12.65 to 18.12	$19,100,602	0.02%	1.15% to 1.65%	28.66% to 28.92%
2019	1,029,471	13.99 to 14.05	$14,416,052	0.16%	1.15% to 1.35%	30.07% to 30.33%
2018	797,763	10.75 to 10.78	$8,584,085	0.20%	1.15% to 1.35%	-1.57% to -1.37%

Pioneer Variable Contracts Trust
Fund Portfolio
2022	53,315	9.93 to 28.46	$1,369,738	0.52%	1.15% to 1.65%	-20.75% to -20.56%
2021	29,893	12.50 to 35.85	$1,042,537	0.08%	1.15% to 1.65%	25.94% to 26.19%
2020	29,118	28.04 to 28.41	$821,287	0.45%	1.15% to 1.65%	22.29% to 22.54%
2019	29,909	22.93 to 23.18	$688,984	0.75%	1.15% to 1.35%	29.27% to 29.53%
2018	32,752	17.74 to 17.90	$582,979	0.81%	1.15% to 1.35%	-3.06% to -2.87%

Bond Portfolio
2022	4,379,100	8.42 to 10.74	$45,533,637	2.12%	1.15% to 1.65%	-15.86% to -15.23%
2021	4,535,185	9.96 to 12.70	$56,314,245	1.91%	1.15% to 1.65%	-1.42% to -0.93%
2020	3,942,638	10.73 to 12.82	$49,841,041	2.72%	1.15% to 1.65%	6.97% to 7.18%
2019	3,923,827	10.67 to 11.96	$46,394,735	3.03%	1.15% to 1.35%	7.43% to 7.64%
2018	3,700,802	9.92 to 11.11	$40,731,920	3.08%	1.15% to 1.35%	-2.33% to -2.13%

Strategic Income Portfolio
2022	1,097,957	8.71 to 11.14	$11,915,805	2.80%	1.15% to 1.65%	-14.27% to -13.62%
2021	1,160,887	10.11 to 12.93	$14,710,111	3.06%	1.15% to 1.65%	0.36% to 0.57%
2020	1,079,626	11.31 to 12.85	$13,675,201	3.14%	1.15% to 1.65%	5.93% to 6.14%
2019	1,105,598	10.66 to 12.11	$13,237,496	3.06%	1.15% to 1.35%	8.05% to 8.26%
2018	1,079,709	9.86 to 11.19	$11,954,464	3.03%	1.15% to 1.35%	-3.26% to -3.06%

Equity Income Portfolio
2022	566,068	10.93 to 24.02	$11,893,373	1.45%	1.15% to 1.65%	-9.45% to -8.77%
2021	621,636	12.01 to 26.39	$14,747,291	1.21%	1.15% to 1.65%	23.28% to 23.9%
2020	638,005	11.62 to 21.30	$12,659,788	2.13%	1.15% to 1.65%	-1.61% to -1.41%
2019	683,277	12.34 to 21.61	$13,842,968	2.46%	1.15% to 1.35%	23.55% to 23.80%
2018	614,602	9.98 to 17.45	$10,079,474	2.41%	1.15% to 1.35%	-10.00% to -9.82%

High Yield Portfolio
2022	50,467	12.61 to 12.83	$637,612	4.74%	1.15% to 1.65%	-12.62% to -12.45%
2021	68,144	14.43 to 14.65	$985,864	4.85%	1.15% to 1.65%	4.03% to 4.24%
2020	74,351	13.87 to 14.05	$1,033,879	4.56%	1.15% to 1.65%	0.61% to 0.81%
2019	89,051	13.79 to 13.94	$1,231,954	4.69%	1.15% to 1.35%	12.75% to 12.98%
2018	97,997	12.23 to 12.34	$1,201,429	4.50%	1.15% to 1.35%	-5.24% to -5.05%

Prudential Series Funds
PGIM Jennison Focused Blend Portfolio
2022	18,165	22.06 to 22.06	$400,670	0.00%	1.15% to 1.65%	-27.03% to -27.03%
2021	18,110	30.23 to 30.23	$547,410	0.00%	1.15% to 1.65%	14.79% to 14.79%
2020	18,436	26.33 to 26.33	$485,480	0.00%	1.15% to 1.65%	28.66% to 28.66%
2019	19,300	20.47 to 20.47	$395,034	0.00%	1.15% to 1.35%	26.68% to 26.68%
2018	17,915	16.16 to 16.16	$289,459	0.00%	1.15% to 1.35%	-6.99% to -6.99%

Natural Resources Portfolio

Midland National Life Insurance Company
Separate Account C
Notes to Financial Statements

	December 31			Year Ended December 31
		Unit Fair Value		Investment	Expense Ratio	Total Return
		Lowest to		Income	Lowest to	Lowest to
	Units	Highest	Net Assets	Ratio*	Highest**	Highest***
2022	100,455	8.70 to 20.43	$981,876	0.00%	1.15% to 1.65%	19.92% to 20.16%
2021	71,687	7.26 to 12.93	$529,150	0.00%	1.15% to 1.65%	23.35% to 23.60%
2020	94,469	5.88 to 10.47	$564,254	0.00%	1.15% to 1.65%	10.31% to 10.53%
2019	165,596	5.33 to 9.47	$890,071	0.00%	1.15% to 1.35%	8.78% to 8.99%
2018	102,833	4.90 to 8.70	$512,795	0.00%	1.15% to 1.35%	-19.52% to -19.36%

Mid-Cap Growth Portfolio
2022	5,356	22.79 to 23.18	$122,800	0.00%	1.15% to 1.65%	-28.22% to -28.07%
2021	6,624	31.75 to 32.23	$211,525	0.00%	1.15% to 1.65%	8.75% to 8.97%
2020	9,236	29.20 to 29.58	$270,641	0.00%	1.15% to 1.65%	44.92% to 45.22%
2019	18,290	20.15 to 20.37	$370,390	0.00%	1.15% to 1.35%	35.32% to 35.59%
2018	28,107	14.89 to 15.02	$419,675	0.00%	1.15% to 1.35%	-9.41% to -9.23%

Royce Capital Fund
Micro-Cap Portfolio
2022	21,914	13.85 to 14.18	$305,792	0.00%	1.15% to 1.65%	-23.69% to -23.53%
2021	19,895	18.15 to 18.43	$363,453	0.00%	1.15% to 1.65%	27.79% to 28.04%
2020	27,087	14.21 to 14.39	$387,137	0.00%	1.15% to 1.65%	21.89% to 22.14%
2019	40,448	11.65 to 11.78	$473,354	0.00%	1.15% to 1.35%	17.64% to 17.87%
2018	44,262	9.91 to 10.00	$439,782	0.00%	1.15% to 1.35%	-10.51% to -10.33%

Small Cap Portfolio
2022	445,457	10.53 to 16.29	$6,989,474	0.07%	1.15% to 1.65%	-10.81% to -10.22%
2021	475,089	11.75 to 18.19	$8,417,375	1.21%	1.15% to 1.65%	26.60% to 26.98%
2020	557,863	10.31 to 14.33	$7,891,351	0.70%	1.15% to 1.65%	-8.57% to -8.39%
2019	574,363	11.26 to 15.64	$8,893,239	0.42%	1.15% to 1.35%	16.85% to 17.08%
2018	624,142	9.63 to 13.36	$8,283,097	0.32%	1.15% to 1.35%	-9.73% to -9.55%

Alps Fund
Alerian Energy Infrastructure Portfolio
2022	558,869	8.77 to 16.37	$5,380,535	6.10%	1.15% to 1.65%	15.41% to 16.27%
2021	275,796	7.57 to 14.16	$2,270,421	2.42%	1.15% to 1.65%	35.79% to 36.20%
2020	272,475	5.57 to 10.43	$1,604,648	2.67%	1.15% to 1.65%	-26.14% to -25.99%
2019	229,608	7.54 to 9.27	$1,759,551	1.69%	1.15% to 1.35%	18.80% to 19.04%
2018	242,372	6.35 to 7.80	$1,546,879	1.83%	1.15% to 1.35%	-20.05% to -19.89%

Red Rocks Global Opportunity Portfolio
2022	116,311	8.75 to 13.36	$1,509,929	11.11%	1.15% to 1.65%	-30.07% to -29.54%
2021	118,801	12.44 to 19.01	$2,187,991	4.71%	1.15% to 1.65%	22.27% to 22.52%
2020	111,263	14.27 to 15.52	$1,697,631	10.68%	1.15% to 1.65%	7.78% to 8.00%
2019	111,694	13.23 to 14.37	$1,583,062	0.00%	1.15% to 1.35%	37.96% to 38.24%
2018	114,555	9.58 to 10.39	$1,177,653	5.29%	1.15% to 1.35%	-13.71% to -13.54%

American Funds IS
Asset Allocation Fund
2022	6,915,963	9.63 to 15.15	$96,708,599	1.58%	1.15% to 1.65%	-15.07% to -14.43%
2021	7,211,662	11.27 to 17.75	$119,153,303	1.46%	1.15% to 1.65%	12.96% to 13.53%
2020	6,004,701	11.50 to 15.64	$88,570,731	1.49%	1.15% to 1.65%	10.65% to 10.87%
2019	4,963,246	12.13 to 14.10	$67,128,532	1.88%	1.15% to 1.35%	19.30% to 19.54%
2018	3,553,526	10.16 to 11.80	$41,272,047	1.66%	1.15% to 1.35%	-6.12% to -5.93%

Washington Mutual Investors Fund

Midland National Life Insurance Company
Separate Account C
Notes to Financial Statements

	December 31			Year Ended December 31
		Unit Fair Value		Investment	Expense Ratio	Total Return
		Lowest to		Income	Lowest to	Lowest to
	Units	Highest	Net Assets	Ratio*	Highest**	Highest***
2022	2,859,836	11.17 to 17.92	$47,176,162	1.71%	1.15% to 1.65%	-10.18% to -9.50%
2021	2,680,860	12.36 to 19.85	$49,652,767	1.33%	1.15% to 1.65%	25.43% to 26.05%
2020	2,417,351	11.40 to 15.75	$36,024,945	1.46%	1.15% to 1.65%	7.01% to 7.23%
2019	2,386,962	10.64 to 14.68	$33,582,903	1.99%	1.15% to 1.35%	19.41% to 19.65%
2018	2,058,862	8.91 to 12.27	$24,755,085	2.09%	1.15% to 1.35%	-10.15% to -9.97%

Ultra-Short Bond Fund
2022	3,079,440	9.02 to 9.84	$28,199,374	0.44%	1.15% to 1.65%	-0.82% to -0.17%
2021	2,165,979	9.07 to 9.83	$19,802,623	0.00%	1.15% to 1.65%	-2.05% to -1.86%
2020	2,435,388	9.26 to 9.79	$22,701,543	0.25%	1.15% to 1.65%	-1.59% to -1.40%
2019	1,167,783	9.41 to 9.93	$11,045,280	1.66%	1.15% to 1.35%	0.04% to 0.24%
2018	1,173,610	9.41 to 9.92	$11,075,480	0.82%	1.15% to 1.35%	-0.23% to -0.02%

Capital Income Builder Fund
2022	1,522,563	10.23 to 12.35	$18,486,524	2.54%	1.15% to 1.65%	-8.89% to -8.20%
2021	1,485,983	11.16 to 13.49	$19,785,719	2.55%	1.15% to 1.65%	13.14% to 13.37%
2020	1,419,418	11.64 to 11.90	$16,723,670	2.52%	1.15% to 1.65%	2.71% to 2.92%
2019	1,503,121	11.32 to 11.56	$17,233,347	2.68%	1.15% to 1.35%	16.04% to 16.27%
2018	1,391,166	9.74 to 9.94	$13,739,071	2.72%	1.15% to 1.35%	-8.50% to -8.32%

Global Growth Fund
2022	1,414,384	8.45 to 17.69	$22,791,648	0.40%	1.15% to 1.65%	-26.15% to -25.59%
2021	1,388,857	11.38 to 23.83	$30,392,788	0.21%	1.15% to 1.65%	14.24% to 14.81%
2020	960,028	13.10 to 20.76	$18,882,735	0.13%	1.15% to 1.65%	28.42% to 28.67%
2019	762,115	13.60 to 16.13	$11,989,570	1.05%	1.15% to 1.35%	33.07% to 33.33%
2018	581,969	10.21 to 12.10	$6,906,376	0.63%	1.15% to 1.35%	-10.46% to -10.28%

Capital World Growth and Income Fund
2022	1,222,708	9.15 to 14.46	$17,143,652	2.09%	1.15% to 1.65%	-18.92% to -18.31%
2021	1,148,690	11.22 to 17.74	$19,850,007	1.59%	1.15% to 1.65%	12.82% to 13.15%
2020	969,706	12.58 to 15.68	$14,909,631	1.05%	1.15% to 1.65%	7.09% to 7.30%
2019	798,022	13.04 to 14.61	$11,434,351	1.85%	1.15% to 1.35%	28.98% to 29.24%
2018	788,349	10.10 to 11.30	$8,809,205	1.78%	1.15% to 1.35%	-11.10% to -10.93%

Global Small Capitalization Fund
2022	479,558	7.07 to 12.88	$5,710,606	0.00%	1.15% to 1.65%	-30.84% to -30.32%
2021	457,807	10.16 to 18.53	$8,014,793	0.00%	1.15% to 1.65%	4.79% to 5.21%
2020	336,465	13.96 to 17.61	$5,852,838	0.10%	1.15% to 1.65%	27.65% to 27.91%
2019	341,552	12.91 to 13.77	$4,652,407	0.01%	1.15% to 1.35%	29.48% to 29.74%
2018	289,207	9.96 to 10.61	$3,041,269	0.02%	1.15% to 1.35%	-12.01% to -11.83%

Growth Fund
2022	2,440,651	8.17 to 23.37	$49,719,774	0.10%	1.15% to 1.65%	-31.26% to -30.74%
2021	2,129,685	11.82 to 33.82	$64,985,480	0.06%	1.15% to 1.65%	19.69% to 20.29%
2020	1,663,314	14.25 to 28.11	$44,819,781	0.20%	1.15% to 1.65%	49.68% to 49.98%
2019	1,654,362	14.29 to 18.75	$29,881,613	0.59%	1.15% to 1.35%	28.69% to 28.95%
2018	1,508,344	11.10 to 14.54	$21,307,468	0.30%	1.15% to 1.35%	-1.85% to -1.65%

Growth-Income Fund

Midland National Life Insurance Company
Separate Account C
Notes to Financial Statements

	December 31			Year Ended December 31
		Unit Fair Value		Investment	Expense Ratio	Total Return
		Lowest to		Income	Lowest to	Lowest to
	Units	Highest	Net Assets	Ratio*	Highest**	Highest***
2022	3,315,121	10.06 to 18.45	$56,244,801	1.05%	1.15% to 1.65%	-18.07% to -17.45%
2021	3,107,515	12.21 to 22.40	$65,545,627	1.02%	1.15% to 1.65%	21.77% to 22.38%
2020	2,356,953	11.95 to 18.31	$41,994,585	1.11%	1.15% to 1.65%	11.73% to 11.95%
2019	2,283,141	13.49 to 16.35	$36,495,223	1.61%	1.15% to 1.35%	24.17% to 24.42%
2018	1,915,078	10.86 to 13.14	$24,681,484	1.46%	1.15% to 1.35%	-3.38% to -3.18%

International Fund
2022	950,711	7.43 to 10.39	$9,553,337	1.47%	1.15% to 1.65%	-22.31% to -21.73%
2021	882,009	9.51 to 13.31	$11,409,124	2.66%	1.15% to 1.65%	-3.32% to -2.84%
2020	642,754	13.34 to 13.70	$8,717,502	0.41%	1.15% to 1.65%	12.13% to 12.36%
2019	645,003	11.92 to 12.19	$7,796,962	1.31%	1.15% to 1.35%	21.02% to 21.27%
2018	621,781	9.84 to 10.05	$6,210,405	1.87%	1.15% to 1.35%	-14.58% to -14.40%

International Growth and Income Fund
2022	779,163	8.52 to 11.07	$7,820,063	2.58%	1.15% to 1.65%	-16.90% to -16.28%
2021	766,730	10.19 to 13.29	$9,234,676	3.01%	1.15% to 1.65%	3.58% to 3.89%
2020	640,891	11.54 to 12.83	$7,449,803	1.17%	1.15% to 1.65%	4.31% to 4.52%
2019	618,116	11.06 to 11.83	$6,885,708	2.48%	1.15% to 1.35%	20.82% to 21.06%
2018	531,031	9.16 to 9.78	$4,886,791	2.53%	1.15% to 1.35%	-12.65% to -12.48%

New World Fund
2022	2,888,000	7.82 to 11.81	$32,320,958	1.03%	1.15% to 1.65%	-23.52% to -22.95%
2021	2,754,916	10.17 to 15.37	$40,593,240	0.67%	1.15% to 1.65%	2.92% to 3.43%
2020	2,532,532	13.72 to 14.87	$36,511,158	0.04%	1.15% to 1.65%	21.64% to 21.88%
2019	2,582,959	11.78 to 12.21	$30,590,094	0.80%	1.15% to 1.35%	27.09% to 27.34%
2018	2,403,071	9.27 to 9.59	$22,371,637	0.76%	1.15% to 1.35%	-15.41% to -15.24%

U.S. Government Securities Fund
2022	2,349,478	8.55 to 9.70	$22,468,698	2.92%	1.15% to 1.65%	-12.65% to -11.99%
2021	2,964,880	9.79 to 11.05	$32,366,325	1.10%	1.15% to 1.65%	-2.50% to -2.01%
2020	3,117,013	10.04 to 11.28	$34,858,071	2.24%	1.15% to 1.65%	8.01% to 8.23%
2019	1,397,204	10.22 to 10.42	$14,512,239	2.15%	1.15% to 1.35%	3.73% to 3.94%
2018	1,000,237	9.85 to 10.02	$9,996,749	1.25%	1.15% to 1.35%	-0.85% to -0.65%

Invesco Oppenheimer
International Equity Fund
2022	1,919,812	7.85 to 10.70	$19,669,076	0.00%	1.15% to 1.65%	-28.36% to -27.82%
2021	1,638,784	10.90 to 14.86	$23,648,637	0.00%	1.15% to 1.65%	8.32% to 8.86%
2020	1,158,924	13.06 to 13.65	$15,661,018	0.62%	1.15% to 1.65%	19.41% to 19.65%
2019	1,012,466	11.19 to 11.41	$11,452,452	0.64%	1.15% to 1.35%	26.24% to 26.49%
2018	701,888	8.86 to 9.02	$6,284,910	0.63%	1.15% to 1.35%	-20.64% to -20.48%

T. Rowe Price
Blue Chip Growth Portfolio
2022	3,320,869	7.17 to 15.82	$47,156,557	0.00%	1.15% to 1.65%	-39.67% to -39.21%
2021	3,004,374	11.81 to 26.09	$72,818,683	0.00%	1.15% to 1.65%	15.41% to 15.99%
2020	2,532,772	12.62 to 22.49	$55,679,399	0.00%	1.15% to 1.65%	32.12% to 32.38%
2019	2,495,804	15.03 to 16.99	$41,710,940	0.00%	1.15% to 1.35%	27.84% to 28.10%
2018	1,899,467	11.75 to 13.26	$24,860,206	0.00%	1.15% to 1.35%	0.28% to 0.48%

Health Sciences Portfolio

Midland National Life Insurance Company
Separate Account C
Notes to Financial Statements

	December 31			Year Ended December 31
		Unit Fair Value		Investment	Expense Ratio	Total Return
		Lowest to		Income	Lowest to	Lowest to
	Units	Highest	Net Assets	Ratio*	Highest**	Highest***
2022	1,956,985	9.15 to 17.19	$29,195,820	0.00%	1.15% to 1.65%	-14.11% to -13.47%
2021	1,821,742	10.60 to 19.92	$31,918,351	0.00%	1.15% to 1.65%	11.09% to 11.54%
2020	1,456,738	12.30 to 17.87	$23,872,615	0.00%	1.15% to 1.65%	27.53% to 27.79%
2019	1,244,908	12.68 to 13.99	$15,981,066	0.00%	1.15% to 1.35%	26.91% to 27.16%
2018	998,792	10.00 to 11.01	$10,053,170	0.00%	1.15% to 1.35%	-0.50% to -0.30%

John Hancock Variable Insurance Trust
Financial Industries Portfolio
2022	226,221	10.59 to 13.44	$2,695,933	2.14%	1.15% to 1.65%	-15.24% to -14.60%
2021	228,576	12.42 to 15.83	$3,193,107	0.84%	1.15% to 1.65%	27.65% to 27.90%
2020	71,200	10.91 to 10.96	$778,002	1.12%	1.15% to 1.65%	0.61% to 0.82%
2019	46,129	10.84 to 10.88	$500,705	4.14%	1.15% to 1.35%	29.75% to 30.01%
2018	17,208	8.35 to 8.37	$143,851	0.76%	1.15% to 1.35%	-16.46% to -16.35%

Fundamental All Cap Core Portfolio
2022	12,664	9.52 to 14.23	$178,944	0.01%	1.15% to 1.65%	-25.45% to -25.30%
2021	27,993	12.73 to 19.05	$526,161	0.00%	1.15% to 1.65%	28.59% to 28.72%
2020	6,560	14.70 to 14.74	$96,473	0.18%	1.15% to 1.65%	24.95% to 25.07%
2019	6,566	11.77 to 11.79	$77,274	0.28%	1.15% to 1.35%	34.36% to 34.49%
2018	5,611	8.76 to 8.76	$49,138	0.03%	1.15% to 1.35%	-12.42% to -12.42%

Select Bond Portfolio
2022	31,322	8.34 to 9.63	$297,416	2.51%	1.15% to 1.65%	-15.78% to -15.14%
2021	36,371	9.83 to 11.38	$408,926	2.62%	1.15% to 1.65%	-2.72% to -2.52%
2020	27,255	11.61 to 11.67	$317,121	3.30%	1.15% to 1.65%	7.39% to 7.61%
2019	14,697	10.81 to 10.85	$159,157	4.16%	1.15% to 1.35%	7.27% to 7.49%
2018	385	10.08 to 10.09	$3,876	3.83%	1.15% to 1.35%	0.80% to 0.94%

Strategic Income Opportunities Portfolio
2022	64,827	8.86 to 9.84	$629,756	2.73%	1.15% to 1.65%	-11.68% to -11.10%
2021	78,038	9.98 to 11.09	$856,163	3.33%	1.15% to 1.65%	-0.85% to -0.45%
2020	40,279	10.91 to 11.14	$446,640	1.75%	1.15% to 1.65%	6.91% to 7.12%
2019	27,218	10.37 to 10.40	$282,324	3.43%	1.15% to 1.35%	9.27% to 9.48%
2018	9,090	9.49 to 9.50	$86,302	3.92%	1.15% to 1.35%	-5.10% to -4.98%

Federated Hermes
High Income Bond Portfolio
2022	159,690	8.96 to 9.80	$1,533,867	5.89%	1.15% to 1.65%	-13.36% to -12.71%
2021	105,236	10.29 to 11.28	$1,169,323	2.80%	1.15% to 1.65%	3.04% to 3.25%
2020	39,064	10.79 to 10.83	$422,194	7.23%	1.15% to 1.65%	4.04% to 4.25%
2019	33,419	10.37 to 10.38	$346,785	0.00%	1.15% to 1.35%	3.74% to 3.81%

Kaufmann Portfolio
2022	542,381	6.87 to 9.67	$5,022,734	0.00%	1.15% to 1.65%	-31.40% to -30.88%
2021	429,356	9.96 to 14.03	$5,839,773	0.00%	1.15% to 1.65%	0.59% to 1.09%
2020	296,261	11.99 to 13.88	$4,080,488	0.00%	1.15% to 1.65%	26.76% to 27.01%
2019	67,817	10.91 to 10.92	$740,188	0.00%	1.15% to 1.35%	9.10% to 9.25%

Managed Volatility Portfolio

Midland National Life Insurance Company
Separate Account C
Notes to Financial Statements

	December 31			Year Ended December 31
		Unit Fair Value		Investment	Expense Ratio	Total Return
		Lowest to		Income	Lowest to	Lowest to
	Units	Highest	Net Assets	Ratio*	Highest**	Highest***
2022	35,852	9.81 to 10.82	$375,564	0.00%	1.15% to 1.65%	-15.40% to -14.77%
2021	37,416	11.53 to 12.79	$463,399	0.52%	1.15% to 1.65%	16.67% to 16.90%
2020	6,463	10.64 to 10.67	$68,794	2.50%	1.15% to 1.65%	-0.65% to -0.45%
2019	2,425	10.71 to 10.72	$25,983	0.00%	1.15% to 1.35%	7.08% to 7.23%

Principal Variable Contracts
Blue Chip Fund
2022	49,309	7.58 to 7.67	$374,973	0.00%	1.15% to 1.65%	-32.12% to -32.12%
2021	7,386	11.22 to 11.22	$82,878	0.00%	1.15% to 1.65%	12.20% to 12.20%

Equity Income Fund
2022	31,046	9.46 to 9.58	$296,215	3.80%	1.15% to 1.65%	-12.14% to -11.65%
2021	12,488	10.80 to 10.84	$135,176	0.81%	1.15% to 1.65%	8.03% to 8.10%

Diversified Balance Fund
2022	62,889	8.77 to 8.85	$553,425	2.87%	1.15% to 1.65%	-16.46% to -16.00%
2021	29,989	10.49 to 10.53	$315,354	1.14%	1.15% to 1.65%	4.93% to 5.14%

Diversified Growth Fund
2022	22,419	8.85 to 8.88	$198,654	2.01%	1.15% to 1.65%	-16.97% to -16.89%
2021	24,924	10.66 to 10.67	$265,780	0.00%	1.15% to 1.65%	6.56% to 6.63%

Diversified Income Fund
2022	6,215	8.68 to 8.73	$54,133	0.00%	1.15% to 1.65%	-15.95% to -15.79%
2021	75,480	10.33 to 10.34	$780,251	3.86%	1.15% to 1.65%	3.30% to 3.44%
h

* The Investment Income Ratio represents the dividends, excluding distributions of capital gains, received by the portfolio, net of management fees assessed by the fund manager, divided by the average net assets. This ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income is affected by the timing of the declaration of dividends.
** The Expense Ratio represents the annualized contract expenses of each portfolio within the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.
*** The Total Return is calculated as the change in the unit value of the underlying portfolio and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. For newly introduced portfolios, the total return for the first year is calculated as the percentage change from inception to the end of the period. Because the total return is presented as a range of minimum and maximum values, based on the product grouping representing the minimum and maximum expense ratios, some individual contract total returns are not within the ranges presented.

Midland National Life Insurance Company
Separate Account C
Notes to Financial Statements

6.Financial Highlights
Under the provisions of Section 817(h) of the Internal Revenue Code, as amended (the Code), a variable life insurance policy, other than a policy issued in connection with certain types of employee benefit plans, will not be treated as a life insurance policy for federal tax purposes for any period for which the investment of the segregated asset account, on which the policy is based, are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury.
The Internal Revenue Service has issued regulations under Section 817(h) of the Code. Midland National Life believes, based on assurances from the Funds, that the Separate Account C satisfies the current requirements of the regulations.

114

Part C
OTHER INFORMATION
Item 27. Exhibits
(a)    Resolution of the Board of Directors of Midland National Life Insurance Company authorizing establishment of Separate Account C (2)
(b)    Not Applicable
(c)    (1)     Distribution Agreement between Sammons Financial Network, LLC and Midland National Life Insurance
Company (21)
(2)    Registered Representative Contract (8)
(d)    (1)      Form of Registered Index-Linked and Variable Annuity Contract (21)
(e)    Application for Registered Index-Linked and Variable Annuity Contract (21)
(f)    (1) Articles of Incorporation of Midland National Life Insurance Company (2)
(2)    By-laws of Midland National Life Insurance Company (2)
(g)    Not Applicable
(h)    (1)    Participation Agreement between Midland National Life Insurance Company and Fidelity VIP I and VIP II. (5)
(2)    Amendments to Participation Agreement for Fidelity Distributors Corporation/Variable Insurance Products Fund, and Variable Products Fund II. (1)
(3)    Participation Agreement between Midland National Life Insurance Company and Fidelity VIP III. (6)
(4)    Amendments to Participation Agreement for Fidelity Distributors Corporation/Variable Insurance Products
Fund III. (3)
(5)    Participation Agreement between Midland National Life Insurance Company and Janus Capital Management
LLC. (4)
(6)    Rule 22c-2 Agreement between Midland National Life Insurance Company Calvert Distributors, Inc. (7)
(7)    SEC Rule 22c-2 Amendment to Participation Agreement between Midland National Life Insurance Company and Fidelity Distributors Corporation. (7)
(8)    SEC Rule 22c-2 Supplement to Participation Agreement between Midland National Life Insurance Company and Janus Capital Management LLC. (7)
(9)    Rule 22c-2 Shareholder Information Agreement between Midland National and MFS Fund Distributors Inc. (7)
(10)    Participation agreement between Midland National Life Insurance Company and BlackRock. (9)

(11)    Participation agreement between Midland National Life Insurance Company and DWS. (9)
(12)    Participation agreement between Midland National Life Insurance Company and Eaton Vance. (9)
(13)     Participation agreement between Midland National Life Insurance Company and Franklin Templeton. (9)
(14)    Amendment to Participation agreement between Midland National Life Insurance Company and Franklin Templeton. (9)
(15)    Participation agreement between Midland National Life Insurance Company and Ivy Funds. (9)
(16)    Participation agreement between Midland National Life Insurance Company and Legg Mason. (9)
(17)    Participation agreement between Midland National Life Insurance Company and Pioneer Funds. (9)
(18)    Participation agreement between Midland National Life Insurance Company and Prudential. (9)
(19)    Participation agreement between Midland National Life Insurance Company and Royce Funds. (9)
(20)    Amendment to Participation agreement between Midland National Life Insurance Company and Janus Capital Management LLC. (9)
(21)    Participation Agreement between Midland National Life Insurance Company and Massachusetts Financial Variable Insurance Trusts. (9)
(22)    Participation Agreement between Midland National Life Insurance Company and Fred Alger Management, Inc. (9)
(23)    Participation Agreement between Midland National Life Insurance Company and Calvert Asset Management Company, Inc. (9)
(24)    Participation Agreement between Midland National Life Insurance Company and Pacific Investment Management Company LLC. (9)
(25)    Participation Agreement between Midland National Life Insurance Company and Rydex Distributors LLC. (9)

(26)    Participation Agreement between Midland National Life Insurance Company and AllianceBernstein. (10)
(27)    Amendment to Participation Agreement between Midland National Life Insurance Company and American
Century. (10)
(28)    Participation Agreement Amended and Restated between Midland National Life Insurance Company and DWS. (10)
(29)    Participation Agreement between Midland National Life Insurance Company and Lazard. (10)
(30)    Participation Agreement between Midland National Life Insurance Company and Lord Abbett. (10)
(31)    Amendment to Participation Agreement between Midland National Life Insurance Company and Northern Lights Variable Trust. (10)

(32)    Amendment to Participation Agreement between Midland National Life Insurance Company and Van Eck. (10)
(33)    Amendment to the Participation Agreement between Midland National Life Insurance Company, American Century Investment Services, Inc. and American Century Investment Management, Inc. (11)
(34)    Summary Prospectus Agreement between Midland National Life Insurance Company and Fidelity Distributors Corporation. (11)
(35)    Amendment to the Participation Agreement between Midland National Life Insurance Company and Janus Aspen Series. (11)
(36)     Amendment to the Participation Agreement between Midland National Life Insurance Company, The Alger American Portfolios and Fred Alger & Company, Incorporated. (12)
(37)    Amendment to the Participation Agreement between Midland National Life Insurance Company, Sammons Financial Network, LLC, AllianceBernstein L.P. and AllianceBernstein Investments, Inc. (12)
(38)    Amendment to the Participation Agreement between Midland National Life Insurance Company, DWS Variable Series I, DWS Variable Series II, DWS Investments VIT Funds, DWS Investment Distributors, Inc. and Deutsche Investment Management Americas Inc. (12)
(39)    Amendment to the Participation Agreement between Midland National Life Insurance Company, Eaton Vance Variable Trust and Eaton Vance Distributors, Inc. (12)
(40)    Amendment to the Participation Agreement between Midland National Life Insurance Company, Sammons Financial Network, LLC, Lazard Asset Management Securities LLC and Lazard Retirement Series, LLC. (12)
(41)    Amendment to the Participation Agreement between Midland National Life Insurance Company, Legg Mason Partners Variable Equity Trust, Legg Mason Partners Variable Income Trust, Legg Mason Investor Services, LLC and Legg Mason Partners Fund Advisor, LLC. (12)
(42)     Amendment to the Participation Agreement between Midland National Life Insurance Company, Lord Abbett Series Fund, Inc. and Lord Abbett Distributor LLC. (12)
(43)    Amendment to the Participation Agreement between Midland National Life Insurance Company, Northern Lights Variable Trust and Northern Lights Distributors, LLC. (12)
(44)    Amendment to the Participation Agreement between Midland National Life Insurance Company, PIMCO Variable Insurance Trust and PIMCO Investments LLC. (12)
(45)    Amendment to the Participation Agreement between Midland National Life Insurance Company, Pioneer Variable Contracts Trust, Pioneer Investment Management, Inc., and Pioneer Funds Distributors, Inc. (12)
(46)    Amendment to the Participation Agreement between Midland National Life Insurance Company, Royce Capital Fund and Royce Fund Services, Inc. (12)
(47)    Participation Agreement between Midland National Life Insurance Company, First Life Investors Series Funds and First Investors Corporation (13)
(48)    Participation Agreement between Midland National Life Insurance Company, Columbia Funds Variable Insurance Trust, Columbia Management Investment Advisers, LLC and Columbia Management Investment Distributors,
Inc. (13)

(49)    Participation Agreement between Midland National Life Insurance Company, Columbia Funds Variable Insurance Trust I, Columbia Management Investment Advisers, LLC and Columbia Management Investment Distributors,
Inc. (13)
(50)    Participation Agreement between Midland National Life Insurance Company, Columbia Funds Variable Series Trust II, Columbia Management Investment Advisers, LLC and Columbia Management Investment Distributors, Inc. (13)
(51)    Participation Agreement between Midland National Life Insurance Company, Wanger Advisors Trust, Columbia Wanger Asset Management, LLC and Columbia Management Investment Distributors, Inc. (13)
(52)    Participation Agreement between Midland National Life Insurance Company, ALPS Variable Investment Trust, ALPS Advisors, Inc and ALPS Portfolio Solutions Distributor, Inc. (14)

(53)    Participation Agreement between Midland National Life Insurance Company, American Funds Distributors, Inc., American Funds Service Company, Capital Research and Management Company, and the American Funds Insurance Series. (14)
(54)    Participation Agreement between Midland National Life Insurance Company, Oppenheimer Variable Account Funds and Oppenheimer Funds, Inc. (14)
(55)    Participation Agreement between Midland National Life Insurance Company, Sammons Financial Network, LLC., Transparent Value Trust, Guggenheim Partners Investment Management, LLC, and ALPS Distributors, Inc. (14)
(56)    Amendment to the Participation Agreement between Midland National Life Insurance Company, BlackRock Variable Series Funds, Inc., and BlackRock Investments, LLC. (14)
(57)    Amendment to the Participation Agreement between Midland National Life Insurance Company, First Life Investors Series Funds and First Investors Corporation. (14)
(58)    Participation Agreement between Midland National Life Insurance Company and T. Rowe Price. (15)
(59)     Amendment to the Participation Agreement between Midland National Life Insurance Company, Legg Mason Partners Variable Equity Trust, Legg Mason Partners Variable Income Trust, Legg Mason Investor Services, LLC and Legg Mason Partners Fund Advisor, LLC. (15)
(60)     Participation Agreement between Midland National Life Insurance Company, Sammons Financial Network, John Hancock Variable Insurance Trust and John Hancock Distributors, LLC (17)
(61)    Participation Agreement between Midland National Life Insurance Company, Federated Insurance Series and Federated Securities Corp. (18)
(k)    (1)     Opinion and Consent of Counsel (22)
(2)    Power of Attorney (22)
(l)    (1)     Consent of Independent Registered Public Accounting Firm (22)

(m)    Not Applicable
(n)    Not Applicable
(o)    Not Applicable

1.    Incorporated herein by reference to Pre-Effective Amendment No. 2 for Form S-6 on April 23, 1997 (File No. 333-14061)
2.    Incorporated herein by reference to Post-Effective Amendment No. 5 for Form N-4 on February 23, 1998 (File No. 33-64016)
3.    Incorporated herein by reference to Post-Effective Amendment No. 6 for Form S-6 on February 15, 2001 (File No. 333-14061)
4.    Incorporated herein by reference to Post-Effective Amendment No. 5 for Form N-4 on April 28, 2003 (File No. 333-71800)
5.    Incorporated herein by reference to Initial N-4 Filing on June 7, 1993 (File 33-64016)
6.    Incorporated herein by reference to Post-Effective Amendment No. 4 for Form N-4 on April 29, 1997 (File No. 33-64016)
7.    Incorporated herein by reference to Post-Effective Amendment No. 12 for Form N-4 on April 28, 2008 (File No. 333-108437)
8.    Incorporated herein by reference to Pre-Effective Amendment No. 1 for Form N-4 on December 15, 2011 (File No. 333-176870)
9.    Incorporated herein by reference to Post-Effective Amendment No. 1 for Form N-4 on April 25, 2012 (File No. 333-176870)
10.    Incorporated herein by reference to Post-Effective Amendment No. 2 for Form N-4 on September 20, 2012 (File No. 333-176870)
11.    Incorporated herein by reference to Post-Effective Amendment No. 8 for Form N-6 on April 26, 2013 (File No. 333-148824)
12.    Incorporated herein by reference to Post-Effective Amendment No. 3 for Form N-4 on April 26, 2013 (File No. 333-176870)
13.    Incorporated herein by reference to Post-Effective Amendment No. 4 for Form N-4 on July 12, 2013 (File No. 333-176870)
14.    Incorporated herein by reference to Post-Effective Amendment No. 7 for Form N-4 on July 25, 2014 (File No. 333-176870)
15.    Incorporated herein by reference to Post-Effective Amendment No. 9 for Form N-4 on July 16, 2015 (File No. 333-176870)
16.    Incorporated herein by reference to Post-Effective Amendment No. 11 for Form N-4 on April 25, 2017 (File No. 333-176870)
17.    Incorporated herein by reference to Post-Effective Amendment No. 12 for Form N-4 on April 27, 2018 (File No. 333-176870)
18.    Incorporated herein by reference to Post-Effective Amendment No. 13 for Form N-4 on April 29, 2019 (File No. 333-176870)

19.    Incorporated herein by reference to Post-Effective Amendment No. 14 for Form N-4 on March 6, 2020 (File No. 333-176870)
20.    Incorporated herein by reference to Initial N-4 Filing on February 12, 2022 (File No. 333-262682)
21.    Incorporated herein by reference to Post-Effective Amendment No. 1 on April 29, 2022 (File No. 333-255058)
22.     Filed herewith.

Item 28. Directors and Officers of the Depositor

Name and Principal Business Address[1]	Position and Offices with Depositor
Esfandyar E. Dinshaw	President, Chairman of the Board & Chief Executive Officer
Gerald R. Blair[3]	President – Sammons Life Insurance Group
Darron K. Ash	Director
Willard Bunn, III	Director
James Roderick Clark	Director
Thomas J. Corcoran	Director
Susan T. Deakins	Director
George A. Fisk	Director
William D. Heinz	Director
Michael M. Masterson	Director
William L. Lowe	President – Sammons Institutional Group and Director
Joseph E. Paul	President – Sammons Corporate Markets
Teri L. Ross	President – Shared Services
Robert R. TeKolste	President – Sammons Independent Annuity Group and Director
David C. Attaway	Senior Vice President, Chief Financial Officer & Treasurer
Kelly Coomer[3]	Senior Vice President & Chief Information Officer
Anne Cooper	Senior Vice President and Chief Human Resources Officer
Brian Hansen	Senior Vice President, General Counsel & Secretary
Eric Y. Lin	Senior Vice President & Corporate Actuary
Donald T. Lyons	Senior Vice President
John D. Melvin	Senior Vice President & Chief Investment Officer
Michael L. Mock	Senior Vice President – Wealth Management Strategy
Brett Agnew	Vice President and Associate General Counsel – Securities & Corporate Services and Assistant Secretary
Stacy Bagby	Vice President – Sales & Compliance Administration
Marcy Baker	Vice President – Governance & Analysis
Kathleen Bartling[2]	Vice President – Marketing & Customer Experience Life
Neil Berns	Vice President & Chief Strategy Officer-Life
Jamie Beyer[2]	Vice President – Valuation
Bryce A. Biklen	Vice President and Chief Distribution Officer SIAG
Lori L. Bochner	Vice President – Marketing
Gregory J. Bonzagni	Vice President – National Sales
Jackie Cockrum	Vice President – Administration
Timothy Crawford	Vice President & Associate General Counsel-Life & Annuity Operations
Casey C. Decker	Vice President - Strategic Partnerships & Digital Experience
Pam Doeppe	Vice President
Linda M. Durman	Vice President – Risk and Asset Liability Management
Daniel Edsen	Vice President – Finance Reporting
Kirk P. Evans	Vice President – Product Development & Risk Management
Trent Freier	Vice President - Corporate Markets
Christie Goodrich	Vice President – Life Product
Cyndi Hall	Vice President – Chief Compliance Officer
Jeannie Iannello[2]	Vice President – Life New Business & Underwriting
Robert Johnson, Jr.	Vice President – Chief Distribution & Sales Officer MNL
Mark Kalinowski[3]	Vice President – Investment & Hedging Strategies
Marty E. Kennedy	Vice President – Sales Independent Broker Dealer
Richard D. King	Vice President – Strategy, Change Management and Continuous Process Improvement

Tracey E. Knudtson	Vice President – Talent & Organizational Development and HR Business Partner
Craig S. Krimbill	Vice President – Audit
Jai Kuchimanchi[3]	Vice President & Chief Technology Officer
Khen Leuk[3]	Vice President – Annuity Product Management
Brent A. Mardis	Vice President - Chief Strategy Officer
Kevin Mechtley	Vice President – Business Development & Chief Innovation Officer
Paul J. Mocarski	Vice President & Chief Information Security Officer
Seth Nailor	Vice President – Agency Services
Nicholas Nelson	Vice President – Centralized Services
Thomas A. Nucaro	Vice President & Chief Tax Officer
Jackson Ode	Vice President – Sales MNL
Cheryl O’Heath[3]	Vice President – Enterprise Applications
Susan B. Osweiler	Vice President – Chief Risk Officer
Varun Parekh	Vice President - Life IT
Melissa R. Phillips	Vice President – Sales Operations Life
Michael A. Pietig	Vice President – Annuity New Business and Suitability
Jan E. Reiser	Vice President – Information Technology
Amy E. Rider	Vice President – Strategic Risk and Mortality Management
Melissa Scheuerman	Vice President – Business & Sales Development
Gary Self[2]	Vice President – Special Projects
Jeffery S. Stout	Vice President – Corporate Actuarial Modeling
Amy E. Teas	Vice President – Associate General Counsel- Litigation & Shared Services
Sarah Theis	Vice President & Chief Strategy Officer
Rachelle Tieszen[2]	Vice President – Total Rewards and HR Business Partner
Carmen Walter	Vice President – Product Development Corporate Markets
Heath C. Williams[2]	Vice President – Information Technology
Pat Glover	Associate Vice President – Financial Reporting
Theresa B. Kuiper[2]	Associate Vice President – Treasury Operations
Jodi Schultz	Associate Vice President – Finance
Jill Williams[3]	Associate Vice President – Operational Compliance & Chief AML Officer
1     Unless noted otherwise, the principal business address for each officer and director is 8300 Mills Civic Parkway, West Des Moines, IA 50266
2     One Sammons Plaza, Sioux Falls, SD 57193-9991
3     433 W. Van Buren Street, Chicago, IL 60607
Item 29. Persons Controlled By or Under Common Control With the Depositor or Registrant.
The Depositor, Midland National Life Insurance Company (Midland) is an indirect subsidiary of Sammons Enterprises, Inc. The Registrant is a segregated asset account of Midland. Shares of Sammons Enterprises, Inc. are held by GreatBanc Trust Company, as Trustee of the Sammons Enterprises, Inc. Employee Stock Ownership Trust (ESOT). Other direct or indirect subsidiaries of Sammons Enterprises, Inc. (SEI), as of December 31, 2022, are:

Name of Parent, Subsidiaries Or Affiliates	Domiciliary Location	If Control is Ownership Provide Percentage
3200 West Twain Holdings I LLC	DE	0.00
5 Burlington Woods JV, LLC	DE	44.00
5 Burlington Woods, LLC	DE	100.00
5180 CLO LP	DE	0.00
5180-2 CLO LP	DE	0.00
550 Capital, Inc.	DE	100.00
ABV Holdings, LLC	NC	100.00
AC Storage, LLC	DE	100.00
Access Plus (Scotland) Ltd.	SCT	100.00

ACEI Holdco, LLC	DE	100.00
Acri Holdings LLC (fka G-Craton Holdings LLC)	DE	0.00
Acsal Holdco LLC	DE	0.00
Aerial Platform Hire Limited	IRE	100.00
AHC Villas Richmond, LLC	TX	70.00
AIS SIND, LLC	DE	100.00
AJ Highland Park Investors, LLC	DE	100.00
AJ Renaissance Place Investors, LLC	DE	100.00
AK St. Louis Holdings, LLC	DE	100.00
AK St. Louis Manager, LLC	DE	50.00
AK St. Louis Owner, LLC	DE	100.00
Albemarle Solar Center, LLC	NC	100.00
Albion 636 Division, LLC	DE	100.00
Albion at Beachwood LLC	DE	50.00
Albion at Evanston Investors I, LLC	DE	100.00
Albion at Evanston, LLC	DE	100.00
Albion at Highland Park, LLC	DE	100.00
Albion at Murfreesboro, LLC	DE	100.00
Albion at New Forum Member, LLC	DE	100.00
Albion at Oak Park Investors I, LLC	DE	100.00
Albion at Oak Park Member, LLC	DE	100.00
Albion at Oak Park, LLC	DE	100.00
Albion at Palatine, LLC	DE	100.00
Albion at Parklane GP, LLC	DE	100.00
Albion at Parklane Limited Partner, LLC	DE	100.00
Albion at Renaissance Place, LLC	DE	100.00
Albion Columbus 1, LLC	DE	100.00
Albion Columbus Investors 1, LLC	DE	20.00
Albion Construction LLC	DE	100.00
Albion DeVille Member LLC	DE	100.00
Albion HoldCo LLC	DE	100.00
Albion in the Gulch Investors, LLC	DE	100.00
Albion in the Gulch Member, LLC	DE	100.00
Albion in the Gulch, LLC	DE	100.00
Albion Jacobs Highland Park, LLC	DE	100.00
Albion Jacobs Renaissance Place, LLC	DE	100.00
Albion Murfreesboro Investors, LLC	DE	20.00
Albion Murfreesboro Member, LLC	DE	100.00
Albion on Lake Cook Mezz, LLC	DE	100.00
Albion on Lake Cook, LLC	DE	100.00
Albion Residential LLC	DE	100.00
Albion St. Louis, LLC	DE	100.00
Albion WM 1, LLC	DE	100.00
Alternative Power Solutions, Inc.	DE	100.00
AMC Investor Holdings LLC	DE	0.00
AmeyBriggs Asset Holdings Limited	GBR	50.00
AmeyBriggs Assets Limited	GBR	100.00
AmeyBriggs Services Holding Limited	GBR	50.00
AmeyBriggs Services Limited	GBR	100.00
Artemis Aircraft Investments, LLC	DE	0.00

ASG Mortgage Investors, LLC	DE	35.29
Asheville Resolution Corporation	DE	100.00
Aspen Solar, LLC	NC	100.00
Asset Consulting Group, LLC	DE	100.00
Balloo Hire Centre Limited	IRE	100.00
Balloo Hire Limited	IRE	100.00
Balsam Solar, LLC	NC	100.00
Bannagroe Limited	IRE	100.00
BBEP Legacy Holdings, LLC	DE	100.00
BE Finance Limited	GBR	100.00
Beachwood Apartments LLC	DE	100.00
Beacon Capital Management, Inc.	OH	100.00
Bennington Stark Capital Company, LLC	DE	100.00
Beulah Belle Grazing Association, LLC	WY	100.00
BFC Capital Company, LLC	DE	100.00
Bingham CDO L.P.	CYM	0.00
Blanford Capital Company #1, LLC	CYM	100.00
Blanford Capital Company #10, LLC	CYM	100.00
Blanford Capital Company #11, LLC	CYM	100.00
Blanford Capital Company #12, LLC	CYM	100.00
Blanford Capital Company #13, LLC	CYM	100.00
Blanford Capital Company #14, LLC	CYM	100.00
Blanford Capital Company #15, LLC	CYM	100.00
Blanford Capital Company #16, LLC	CYM	100.00
Blanford Capital Company #17, LLC	CYM	100.00
Blanford Capital Company #18, LLC	CYM	100.00
Blanford Capital Company #19, LLC	CYM	100.00
Blanford Capital Company #2, LLC	CYM	100.00
Blanford Capital Company #20, LLC	CYM	100.00
Blanford Capital Company #21, LLC	CYM	100.00
Blanford Capital Company #22, LLC	CYM	100.00
Blanford Capital Company #23, LLC	CYM	100.00
Blanford Capital Company #24, LLC	CYM	100.00
Blanford Capital Company #25, LLC	CYM	100.00
Blanford Capital Company #26, LLC	CYM	100.00
Blanford Capital Company #3, LLC	CYM	100.00
Blanford Capital Company #4, LLC	CYM	100.00
Blanford Capital Company #5, LLC	CYM	100.00
Blanford Capital Company #6, LLC	CYM	100.00
Blanford Capital Company #7, LLC	CYM	100.00
Blanford Capital Company #8, LLC	CYM	100.00
Blanford Capital Company #9, LLC	CYM	100.00
Blulift Limited	IRE	100.00
Bound Brook Capital Corporation	DE	100.00
BRE NC Solar 1, LLC	NC	100.00
Brier Creek Capital Company #1, LLC	CYM	100.00
Briggs Equipment Ireland Limited	IRE	100.00
Briggs Equipment Mexico, Inc.	DE	100.00
Briggs Equipment UK Limited	GBR	100.00
Briggs Equipment, S.A. de C.V.	MEX	99.00

Briggs Equipment, S.A. de C.V.	MEX	1.00
Briggs Industrial Solutions, Inc.	DE	100.00
Briggs International, Inc.	DE	100.00
Briggs UK Holdings, Inc.	DE	100.00
Broadway Solar Center, LLC	NC	100.00
Bronco Media Holdings LLC	DE	0.00
Bronco Media Holdings LLC	DE	0.00
Bronco Media Holdings LLC	DE	0.00
Bronco Media MM LLC	DE	100.00
Cainhoy Land & Timber, LLC	DE	65.50
Campa Funding LLC	DE	0.00
Canal Reinsurance Company	IA	100.00
CardCash Holdings, LLC	DE	0.00
Carmocela Investimentos Imobiliarios e Turisticosm Unipessoal, Lda	PRT	100.00
CCE Funding LLC	DE	100.00
CCI Alexandria SL LLC	DE	100.00
CCI Bethesda SL LLC	DE	100.00
CCI GG Prime 1 LLC	DE	100.00
CCI Historic, Inc.	DE	100.00
CCI MAC 5BW LLC	DE	100.00
CCI Ohana LLC	DE	100.00
CCI Residential LLC	DE	100.00
CCI SSL Funding LLC	DE	100.00
CCI SSL Holding LLC	DE	100.00
CCI Tysons SL, LLC	DE	100.00
CCI/HTC, Inc.	DE	100.00
Cedar Solar, LLC	NC	100.00
Cedar Springs (Cayman) Ltd.	CYM	100.00
Cedar Springs Capital Company, LLC	DE	100.00
Chelsea Creek Capital Company, LLC	DE	100.00
Clemina Hydro Power GP Ltd.	BC	100.00
Clemina Hydro Power LP	BC	99.00
Clemina Hydro Power LP	BC	0.01
Collectible Antiquities Company, LLC	DE	100.00
Columbia Mountains Power GP Ltd.	BC	100.00
Columbia Mountains Power LP	BC	99.00
Columbia Mountains Power LP	BC	0.01
Community Investments, Inc.	DE	100.00
Compatriot Capital, Inc.	DE	100.00
Concord Minutemen Capital Company, LLC	DE	100.00
Consolidated Investment Services, Inc.	NV	100.00
Constitution, LLC	DE	100.00
Controladora Briggs de Mexico, S. de R.L. de C.V.	MEX	99.00
Controladora Briggs de Mexico, S. de R.L. de C.V.	MEX	1.00
Copper River CLO Ltd.	CYM	0.00
Corio Funding, LLC	DE	100.00
Corio RR Finance Co., LLC	DE	100.00
Corio RR Finance Co.-2, LLC	DE	100.00
Corio RR Finance-3, LLC	DE	100.00
Corio RR Finance-4, LLC	DE	100.00

Corio RR Funding, LLC	DE	100.00
Cornwall Solar Center, LLC	NC	100.00
Covestre Capital Holdings LLC	DE	100.00
Covestre Capital LLC	DE	100.00
Covestre Capital PropCo-1 LLC	DE	100.00
Covestre Capital PropCo-10 LLC	DE	100.00
Covestre Capital PropCo-11 LLC	DE	100.00
Covestre Capital PropCo-12 LLC	DE	100.00
Covestre Capital PropCo-13 LLC	DE	100.00
Covestre Capital PropCo-14 LLC	DE	100.00
Covestre Capital PropCo-15 LLC	DE	100.00
Covestre Capital PropCo-16 LLC	DE	100.00
Covestre Capital PropCo-17 LLC	DE	100.00
Covestre Capital PropCo-18 LLC	DE	100.00
Covestre Capital PropCo-19 LLC	DE	100.00
Covestre Capital PropCo-2 LLC	DE	100.00
Covestre Capital PropCo-21 LLC	DE	100.00
Covestre Capital PropCo-22 LLC	DE	100.00
Covestre Capital PropCo-23 LLC	DE	100.00
Covestre Capital PropCo-24 LLC	DE	100.00
Covestre Capital PropCo-25 LLC	DE	100.00
Covestre Capital PropCo-26 LLC	DE	100.00
Covestre Capital PropCo-27 LLC	DE	100.00
Covestre Capital PropCo-28 LLC	DE	100.00
Covestre Capital PropCo-29 LLC	DE	100.00
Covestre Capital PropCo-3 LLC	DE	100.00
Covestre Capital PropCo-30 LLC	DE	100.00
Covestre Capital PropCo-31 LLC	DE	100.00
Covestre Capital PropCo-32 LLC	DE	100.00
Covestre Capital PropCo-33 LLC	DE	100.00
Covestre Capital PropCo-35 LLC	DE	100.00
Covestre Capital PropCo-4 LLC	DE	100.00
Covestre Capital PropCo-5 LLC	DE	100.00
Covestre Capital PropCo-8 LLC	DE	100.00
Covestre Capital PropCo-9 LLC	DE	100.00
Crestwood Solar Center, LLC	NC	100.00
Crown Point Capital Company, LLC	DE	100.00
CSCN LLC	DE	0.00
DBI/ASG Advisors, LP	DE	14.00
DBI/ASG Mortgage Acquisition Fund I, LP	DE	55.40
DC Solutions LLC	DE	100.00
Dement Farm, LLC	NC	100.00
DLPG II Executive, LLC	DE	0.00
DLPG, LLC	DE	100.00
Duplin Solar II, LLC	NC	100.00
Durham Solar, LLC	NC	100.00
E2M Holdings, LLC	DE	30.00
E2M Partners, LLC	DE	100.00
E2M Villas at RPW, LLC	TX	79.30
ELM 2 MM Funding LLC	DE	100.00

ELM 3 MM Funding LLC	DE	100.00
ELM MM LLC	DE	100.00
Elm Solar, LLC	NC	100.00
English Hydro Power GP Ltd.	BC	100.00
English Hydro Power LP	BC	0.01
English Hydro Power LP	BC	99.00
Enterhealth, LLC	TX	21.30
ESA Newton Grove 1 NC, LLC	NC	100.00
ESA Selma NC 1, LLC	NC	100.00
ESA Smithfield 1 NC, LLC	NC	100.00
ETCO C-B LLC	DE	0.00
ETCO C-G LLC	DE	0.00
ETGP-AMZ 1 Venture, LP	DE	97.00
ETGP-AMZ 2 Venture, LP	DE	97.00
ETMF C-B LLC	DE	0.00
ETMF C-G LLC	DE	0.00
ETUR C-B LLC	DE	0.00
ETUR C-G 2 LLC	DE	0.00
FD Orange Beach 859, LLC	DE	100.00
First Light Acquisition Group, Inc.	DE	16.02
Fitzcarraldo Funding LLC	DE	0.00
Forklift Operations de Mexico, S.A. de C.V.	MEX	99.00
Forklift Operations de Mexico, S.A. de C.V.	MEX	1.00
Forkway (Hire) Limited	GBR	100.00
Forkway Group Limited	GBR	100.00
Forkway Limited	GBR	100.00
Fosthall Creek Power LP	BC	99.00
Franklin Park (Cyprus) Limited	CYP	100.00
Galway Pland and Tool Hire Limited	IRE	100.00
GC Deferred Compensation I, LLC	DE	100.00
GC Disbursement Agent, LLC	DE	100.00
GC Orpheus Investors, LLC	DE	21.70
GC Orpheus Investors, LLC	DE	0.00
GC Parent Holdings, LLC	DE	100.00
GC Pilar Golf Investment, LLC	DE	100.00
G-Covestre Capital Holdings LLC	DE	0.00
G-Craton 2 MM LLC	DE	100.00
G-Craton MM LLC	DE	100.00
GDP - Pilara Lotes, LLC	DE	100.00
GEFI Company, LLC	DE	99.5
GEFI Company, LLC	DE	0.0
Generation Financial Group LLC	DE	50.00
Generation Financial Group LLC	DE	50.00
Generation Mortgage Company, LLC	CA	100.00
Gerrity Group, LLC	DE	100.00
Gerrity Holdings LLC	DE	40.00
Gerrity Prime 1, LLC	DE	99.00
Gerrity Prime 1, LLC	DE	1.00
Gerrity Retail Fund 3 Management, LLC	DE	100.00
Gerrity Retail Fund 3, L.P.	DE	40.00

Gerrity Retail Fund 3, L.P.	DE	0.00
Gerrity Retail Fund 3, L.P.	DE	4.30
Gerrity Retail Investors 3, LLC	DE	94.70
Gerrity Retail Partners 3, LLC	DE	100.00
G-Ficus Holdings LLC	DE	0.00
G-Ficus MM LLC	DE	100.00
GFL Access Limited	GBR	100.00
GFL Holdings Limited	GBR	100.00
GFMH, LLC	DE	99.77
GFP Green Inc.	CYM	100.00
GFP Peru Dunas Holdings, Inc.	CYM	100.00
GFPIC, L.P.	CYM	34.50
GFPID, LLC	DE	40.00
GGIC Greenbacker Funding Ltd.	CYM	100.00
GGIC IIP Holdings Ltd.	CYM	100.00
GGIC IIP Holdings, L.P.	CYM	0.00
GGIC IIP Holdings, L.P.	CYM	85.68
GGIC KTI Holdings Ltd.	CYM	100.00
GGIC Manager, LLC	DE	100.00
GGIC, Ltd.	CYM	75.60
GGP Holdco, LLC	DE	100.00
GGP Sponsor Holdings, LLC	DE	100.00
GI Holdco II LLC	DE	100.00
GI Holdco II Sub LLC	DE	100.00
GI Holdco LLC	DE	100.00
GIA Europe Holdings, Ltd.	CYM	100.00
GIBSL SN, LLC	DE	0.00
GIES Holdco, LLC	DE	0.00
GIES Investment, LLC	DE	0.00
GIES Managing Member, LLC	DE	100.00
GIES, LLC	DE	89.80
GIES, LLC	DE	0.00
GIFLS Capital Company, LLC	CYM	100.0
GIFLS Capital Company, LLC	CYM	0.0
GIFM Holdings Trust	DE	100.00
GIFMS Capital Company, LLC	CYM	99.50
GIFMS Capital Company, LLC	CYM	0.00
GIFS Capital Company, LLC	CYM	100.00
Gila Bend Power Partners, LLC	DE	100.00
GIM GP Ltd.	CYM	100.00
GLAC Holdings, LLC	DE	100.00
GLAC LV Holdings, LLC	DE	99.50
GLAC LV Holdings, LLC	DE	0.00
GLAM MilHsg Fee LLC	DE	0.00
GM Lansing 824, LLC	DE	100.00
GMI GPIM, LLC	DE	100.00
GMI GPIMH, LLC	DE	100.00
GN Fund I, LLC	FL	100.00
GNP-BA S.R.L.	ARG	95.00
GNP-BA, LLC	FL	100.00

GNP-IC, LLC	DE	100.00
GNP-MR, LLC	ID	100.00
G-One Holdings LLC	DE	0.00
G-One MM LLC	DE	100.00
Gores Guggenheim Sponsor LLC	DE	50.00
GP Feeder Fund Management, LLC	DE	100.00
GP Holdco, LLC	DE	99.50
GP Holdco, LLC	DE	0.00
GP India Opportunities Feeder Fund, LP	CYM	0.00
GPA Services, LLC	DE	100.00
GPAM Holdings II, LLC	DE	100.00
GPAM Holdings, Inc.	DE	100.00
GPC LIX, LLC	DE	100.00
GPFT Holdco, LLC	DE	100.00
GPH Funding II, LLC	DE	100.00
GPI Ventures, LLC	DE	100.00
GPIM Holdings VIII, Ltd.	CYM	100.00
GPIMH Sub Holdco, Inc.	DE	100.00
GPIMH Sub, LLC	DE	100.00
G-PIPE LLC	DE	0.00
G-PIPE MM LLC	DE	100.00
GPM: Fundrise, LLC	DE	100.00
GPM-Center Court, LLC	DE	0.00
G-Prairie MM LLC	DE	100.00
G-PUFF 2 LLC	DE	0.00
G-PUFF 2 MM LLC	DE	100.00
G-PUFF 3 LLC	DE	0.00
G-PUFF 3 MM LLC	DE	100.00
G-PUFF LLC	DE	0.00
G-PUFF MM LLC	DE	100.00
GRE MM LLC	DE	100.00
Great Bridge Capital Company, LLC	DE	100.00
GRF Special, LLC	DE	0.00
GRF Special, LLC	DE	100.00
GRREP Holdings, LLC	DE	99.50
GRREP Holdings, LLC	DE	0.00
GS Gamma Advisors, LLC	DE	50.00
GS Gamma Investments, LLC	DE	0.00
GS Gamma Management, LLC	DE	50.00
GSA, LLC	DE	100.00
GSFI, LLC	DE	70.00
GSFI, LLC	DE	0.00
GSFI, LLC	DE	30.00
Guggenheim Advisors, LLC	DE	100.00
Guggenheim Alternative Asset Management, LLC	DE	100.00
Guggenheim Capital Management (Asia) Private Limited	IND	99.00
Guggenheim Capital, LLC	DE	30.00
Guggenheim Core Plus Fund, LLC	DE	0.00
Guggenheim Corporate Funding, LLC	DE	100.00
Guggenheim Credit Services, LLC	DE	100.00

Guggenheim Development Services, LLC	DE	100.00
Guggenheim Disbursement Agent, LLC	DE	100.00
Guggenheim Energy LLC	DE	100.00
Guggenheim Energy Opportunities Fund, LP	DE	0.00
Guggenheim Funds Distributors, LLC	DE	100.00
Guggenheim Funds Investment Advisors, LLC	DE	100.00
Guggenheim Funds Services, LLC	DE	100.00
Guggenheim GGP Holdings, LLC	DE	100.00
Guggenheim Global Investments Public Limited Company	IRL	100.00
Guggenheim Global Investments Public Limited Company	IRL	0.00
Guggenheim GN Fund I, Ltd. (fka Guggenheim-Nicklaus Fund I, Ltd.)	FL	89.50
Guggenheim GN Fund I, Ltd. (fka Guggenheim-Nicklaus Fund I, Ltd.)	FL	0.00
Guggenheim GNP, LLC (fka Guggenheim Nicklaus Partners, LLC)	DE	99.5
Guggenheim GNP, LLC (fka Guggenheim Nicklaus Partners, LLC)	DE	0
Guggenheim Golf Properties Investor, LLC	DE	99.50
Guggenheim Golf Properties Investor, LLC	DE	0.00
Guggenheim High-Yield Fund, LLC	DE	0.00
Guggenheim High-Yield Plus Fund SPC	CYM	0.00
Guggenheim High-Yield Plus Master Fund SPC	CYM	0.00
Guggenheim Holdco Sub II, LLC	DE	100.00
Guggenheim Insurance Holdco, LLC	DE	100.00
Guggenheim Investment Advisors (Europe) Limited	GBR	100.00
Guggenheim Investment Advisors, LLC	DE	100.00
Guggenheim Investor Services, LLC	DE	100.00
Guggenheim Loan Fund, LLC	DE	0.00
Guggenheim Loan Services Company, Inc.	CA	100.00
Guggenheim Loan Services Company, LLC	DE	100.00
Guggenheim Management, LLC	DE	100.00
Guggenheim Manager, Inc.	DE	100.00
Guggenheim NSA Napoli-Mirabella Trust 2019	DE	0.00
Guggenheim NSA Napoli-Mirabella Trust 2022	DE	0.00
Guggenheim Opportunities Investors I-B, LLC	DE	100.00
Guggenheim Opportunities Investors IV, LLC	DE	100.00
Guggenheim Opportunities Investors V, LLC	DE	100.00
Guggenheim Opportunities Investors VI, LLC	DE	100.00
Guggenheim Partners Advisors, LLC	DE	100.00
Guggenheim Partners Advisory Company	SD	100.00
Guggenheim Partners Europe Limited	IRL	100.00
Guggenheim Partners Fund Management (Europe) Limited	IRL	100.00
Guggenheim Partners India GP, LLC	DE	33.30
Guggenheim Partners India Holdings, LLC	DE	100.00
Guggenheim Partners India Management, LLC	DE	100.00
Guggenheim Partners Investment Management Holdings, LLC	DE	99.50
Guggenheim Partners Investment Management Holdings, LLC	DE	0.00
Guggenheim Partners Investment Management, LLC	DE	99.90
Guggenheim Partners Investment Management, LLC	DE	0.00
Guggenheim Partners Japan, Ltd.	JPN	100.00
Guggenheim Partners Middle East Limited	ARE	100.00
Guggenheim Partners Opportunistic Investment Grade Securities Fund 2015, LLC	DE	0.00

Guggenheim Partners Opportunistic Investment Grade Securities Fund, LLC	DE	0.00
Guggenheim Partners Opportunistic Investment Grade Securities Master Fund, Ltd.	CYM	100.00
Guggenheim Partners, LLC	DE	100.00
Guggenheim Payroll Agent, LLC	DE	100.00
Guggenheim Portfolio Company VII, LLC	DE	100.00
Guggenheim Portfolio Company X, LLC	DE	100.00
Guggenheim Premises I, LLC	DE	99.50
Guggenheim Premises I, LLC	DE	0.00
Guggenheim Private Debt Fund 2.0 Managing Member, LLC	DE	100.00
Guggenheim Private Debt Fund 2.0, LLC	DE	0.00
Guggenheim Private Debt Fund 2.0, Ltd.	CYM	0.00
Guggenheim Private Debt Fund 2.0-I, LLC	DE	0.00
Guggenheim Private Debt Fund Managing Member, LLC	DE	100.00
Guggenheim Private Debt Fund Note Issuer 2.0, LLC	DE	0.00
Guggenheim Private Debt Fund Note Issuer, LLC	DE	0.00
Guggenheim Private Debt Fund Trinity Investco, LLC	DE	100.00
Guggenheim Private Debt Fund, LLC	DE	0.00
Guggenheim Private Debt Fund, Ltd.	CYM	0.00
Guggenheim Private Debt Master Fund 2.0, LLC	DE	74.56
Guggenheim Private Debt Master Fund 2.0, LLC	DE	12.35
Guggenheim Private Debt Master Fund 2.0, LLC	DE	13.08
Guggenheim Private Debt Master Fund 2.0, LLC	DE	0.00
Guggenheim Private Debt Master Fund, LLC	DE	0.00
Guggenheim Private Debt MFLTB 2.0, LLC	DE	100.00
Guggenheim Real Estate (CA), Inc. (fka Guggenheim Real Estate (CA), Inc. (fka Guggenheim Commercial Real Estate Finance (CA), Inc.)	DE	100.00
Guggenheim Real Estate, LLC (fka Guggenheim Commercial Restate Finance, LLC)	DE	100.00
Guggenheim Receivable Financing, LLC	DE	100.00
Guggenheim Retail Real Estate Partners, LLC	DE	100.00
Guggenheim Securities Credit Partners, LLC	DE	100.00
Guggenheim Securities Europe Limited	IRE	100
Guggenheim Securities Greece Holdings, LLC	DE	100
Guggenheim Securities International, Ltd.	GBR	100.00
Guggenheim Securities Ireland Holdings, LLC	DE	100
Guggenheim Securities, LLC	DE	100.00
Guggenheim Securities, LLC	DE	0.00
Guggenheim Services, LLC	DE	99.50
Guggenheim Services, LLC	DE	0.00
Guggenheim SPAC Holdings, LLC	DE	99.50
Guggenheim SPAC Holdings, LLC	DE	0.00
Guggenheim Transparent Value, LLC	DE	99.50
Guggenheim Transparent Value, LLC	DE	0.00
Guggenheim Treasury Services (Europe) Limited	GBR	100.00
Guggenheim Treasury Services Corporation (N.Y.)	DE	100.00
Guggenheim Treasury Services International Limited	CYM	100.00
Guggenheim Treasury Services, LLC	DE	100.00
Guggenheim Trust Assets, LLC	DE	100.00
Guggenheim-meZocliq Holdings, LLC	DE	100.00
Gulf of Mexico Energy Infrastructure Platform LLC	DE	0.00

Gulf of Mexico Energy Infrastructure Platform MM LLC	DE	100.00
GW Ocean, LLC	DE	50.00
GW Phoenix 799, LLC	DE	100.00
GWM Holdco, LLC	DE	99.50
GWM Holdco, LLC	DE	0.00
Gwynedd Forklifts Limited	GBR	100.00
H2 Fuels, Inc.	DE	100.00
Harrell's Hill Solar Center, LLC	NC	100.00
Heelstone Energy II, LLC	DE	100.00
Heelstone Energy III, LLC	DE	100.00
Heelstone Energy Investor VI, LLC	DE	1.00
Heelstone Energy Investor VII, LLC	DE	1.00
Heelstone Energy IV, LLC	DE	100.00
Heelstone Energy V, LLC	DE	100.00
Heelstone Energy VI, LLC	DE	100.00
Heelstone Energy VIII, LLC	DE	100.00
Heelstone Energy, LLC	DE	100.00
Heelstone Land Holdings, LLC	DE	100.00
Heestone Energy VII, LLC	DE	100.00
Heyday Insurance Agency LLC	DE	100.00
Highland Solar Center, LLC	NC	100.00
Hiremech Holdings Limited	GBR	100.00
Hiremech Limited	GBR	100.00
Hitec Lift Trucks Limited	GBR	100.00
Hyperscale Funding LLC	DE	0.00
Hyperscale MM Funding LLC	DE	100.00
Hypnos C-B LLC	DE	0.00
Hypnos C-G LLC	DE	0.00
Hypnos Funding LLC	DE	0.00
Hypnos Holdco LLC	DE	0.00
Hypnos MM LLC	DE	100.00
Industrial US Holdings, Inc.	DE	100.00
Innovative Solar 23, LLC	NC	100.00
Internet Radio Funding II, LLC	DE	0.00
Internet Radio Funding, LLC	DE	0.00
IPEX LLC	DE	100.00
IPEX Services, LLC	DE	100.00
Iron Hill CLO Designated Activity Company	IRL	0.00
I-SAIL, LLC	DE	0.00
J.B. Plant Hire (Dungannon) Limited	GBR	100.00
J.B. Plant Hire Limited	GBR	100.00
Jasmine Asset Funding Limited	CYM	100.00
Java Acquisition Company 0013, LLC	DE	100.00
Java Acquisition Company 0031, LLC	DE	100.00
JL Ada 1846, LLC	DE	100.00
JL Amelia 1619, LLC	DE	100.00
JL Ardmore 1563, LLC	DE	100.00
JL Bedford 1458, LLC	DE	100.00
JL Bee Cave 1559, LLC	DE	100.00
JL Beloit 1365, LLC	DE	100.00

JL Bolivar 1575, LLC	DE	100.00
JL Broken Bow 1694, LLC	DE	100.00
JL Brownsville 1524, LLC	DE	100.00
JL Canton 1593, LLC	DE	100.00
JL Cape Girardeau 1502, LLC	DE	100.00
JL Centerton 1337, LLC	DE	100.00
JL Chattanooga 1491, LLC	DE	100.00
JL Chickasha 1476, LLC	DE	100.00
JL Corpus Christi 1454, LLC	DE	100.00
JL Cortlandville 1462, LLC	DE	100.00
JL Cypress 821, LLC	DE	100.00
JL Delavan 1363, LLC	DE	100.00
JL Depew 1297, LLC	DE	100.00
JL D'Iberville 1506, LLC	DE	100.00
JL Dripping Springs 1369, LLC	DE	100.00
JL East Syracuse 1473, LLC	DE	100.00
JL El Paso 1537, LLC	DE	100.00
JL El Paso 1542, LLC	DE	100.00
JL El Paso 1546, LLC	DE	100.00
JL El Paso 1587, LLC	DE	100.00
JL Evansville 1459, LLC	DE	100.00
JL Fayetteville 1336, LLC	DE	100.00
JL Flowood 1515, LLC	DE	100.00
JL Fort Oglethorpe 1492, LLC	DE	100.00
JL Fort Smith 1698, LLC	DE	100.00
JL Fort Worth 1393, LLC	DE	100.00
JL Fort Worth 834, LLC	DE	100.00
JL Fort Wright 1611, LLC	DE	100.00
JL Frankfort 1460, LLC	DE	100.00
JL Georgetown 1407, LLC	DE	100.00
JL Hampton 1595, LLC	DE	100.00
JL Hornell 1697, LLC	DE	100.00
JL Hughes Springs 1696, LLC	DE	100.00
JL Hugo 1704, LLC	DE	100.00
JL Idabel 1702, LLC	DE	100.00
JL Jeffersonville 1440, LLC	DE	100.00
JL Jonesboro 1553, LLC	DE	100.00
JL Kyle 1338, LLC	DE	100.00
JL Lake Hallie 1434, LLC	DE	100.00
JL Lexington 1436, LLC	DE	100.00
JL Little Rock 1489, LLC	DE	100.00
JL Louisville 1437, LLC	DE	100.00
JL Machesney Park 1388, LLC	DE	100.00
JL Manitowoc 1257, LLC	DE	100.00
JL Manvel 1255, LLC	DE	100.00
JL Marion 1499, LLC	DE	100.00
JL Mason 1523, LLC	DE	100.00
JL McAlester 1490, LLC	DE	100.00
JL Milwaukee 1397, LLC	DE	100.00
JL Mobile 1536, LLC	DE	100.00

JL New Hartford 1463, LLC	DE	100.00
JL New Lenox 986, LLC	DE	100.00
JL Nixa 1386, LLC	DE	100.00
JL Normal 1457, LLC	DE	100.00
JL Oak Creek 1269, LLC	DE	100.00
JL Oconomowoc 1513, LLC	DE	100.00
JL Oshkosh 1465, LLC	DE	100.00
JL Owensboro 1461, LLC	DE	100.00
JL Peoria 1539, LLC	DE	100.00
JL Peoria 1638, LLC	DE	100.00
JL Pharr 1482, LLC	DE	100.00
JL Plover 1320, LLC	DE	100.00
JL Porter 1414, LLC	DE	100.00
JL Princeton 1332, LLC	DE	100.00
JL Radcliff 1569, LLC	DE	100.00
JL Richland 1509, LLC	DE	100.00
JL Rockford 1428, LLC	DE	100.00
JL Rolla 1534, LLC	DE	100.00
JL Saraland 1552, LLC	DE	100.00
JL Sheboygan 1628, LLC	DE	100.00
JL Siloam Springs 1448, LLC	DE	100.00
JL Springfield 1433, LLC	DE	100.00
JL Springfield 1495, LLC	DE	100.00
JL St. Robert 1582, LLC	DE	100.00
JL Sun Prairie 1514, LLC	DE	100.00
JL Syracuse 1550, LLC	DE	100.00
JL Tyler 1583, LLC	DE	100.00
JL Webster 1313, LLC	DE	100.00
JLB 2728 Cedar Springs, LP	TX	30.00
JLB 2728 Cedar Springs, LP	TX	70.00
JLB BUILDERS LLC	TX	100.00
JLB Center Street, LP	TX	70.00
JLB Center Street, LP	TX	30.00
JLB Chapman GP LLC	DE	100.00
JLB Chapman LP	DE	98.00
JLB Chapman LP	DE	100.00
JLB Chapman LP	DE	2.00
JLB McLean LLC	DE	39.00
JLB McLean LLC	DE	21.90
JLB McLean Partners LP	DE	65.70
JLB Partners LLC	DE	40.00
JLB Portales Partners LLC	DE	50.00
JLB Portales Partners Mgr L.P.	TX	23.90
JLB Portales Partners Mgr L.P.	TX	76.10
JLB REALTY LLC	TX	100.00
JLB RESIDENTIAL LLC	TX	100.00
JLB Stafford Land LP	TX	100.00
JLB West Paces Phase I GP LLC	TX	100.00
JLB West Paces Phase I L.P.	TX	80.00
JLB West Paces Phase I L.P.	TX	19.00

JLB West Paces Phase I L.P.	TX	1.00
JLB Winhall, LP	TX	70.00
JLB Winhall, LP	TX	30.00
JLx3, LLC	DE	61.12
K2 Development, LLC	DE	100.00
KDC HoldCo LLC	DE	25.00
KDC Real Estate JV I Controlling GP LLC	DE	25.00
KDC Real Estate JV I General Partner LP	DE	48.50
KDC Real Estate JV I General Partner LP	DE	0.00
KDC Real Estate JV I LP	DE	48.40
KDC Real Estate JV I LP	DE	0.20
KDC Real Estate JV I Operating LLC	DE	100.00
KDC Real Estate JV I REIT LLC	DE	100.00
KDC Real Estate JV I REIT LLC	DE	0.00
KDC Real Estate JV I REIT Manager LLC	DE	25.00
Kemps Landing Capital Company, LLC	DE	100.00
Kenansville Solar Farm, LLC	NC	100.00
Kennecott Funding Ltd.	CYM	0.00
Kips Bay Capital Company #4, LLC	CYM	100.00
Lafayette Solar I, LLC	NC	100.00
Lansing 824 Retail, LLC	DE	100.00
Laois Hire Services Limited	IRE	100.00
Laramie Wind LLC	WY	100.00
Laurinburg Solar, LLC	NC	100.00
LAV MP Holding, LLC	DE	100.00
Legacy Capital Company, LLC	DE	100.00
Legacy KDC Holdings, LLC	DE	35.60
Lexington Parker Capital Company, L.L.C.	DE	100.00
Liberty Hampshire Holdings, LLC	DE	99.50
Liberty Hampshire Holdings, LLC	DE	0.00
Links GKPL Holdco, LLC	DE	100.00
Links GPJL Holdco, LLC	DE	100.00
Links Holdings LLC	DE	99.50
Links Holdings LLC	DE	0.00
Links Holdings, Inc.	DE	100.00
Lionel Investors LLC	DE	44.00
Lionel Investors LLC	DE	0.00
Littlefield Solar Center, LLC	NC	100.00
Magma WCFF II Ltd.	CYM	0.00
MCCW Dahlonega 1637, LLC	DE	100.0
MERLIN Series 2015-A LLC	DE	0.00
MERLIN Series 2015-B LLC	DE	0.00
MERLIN Series 2015-C LLC	DE	0.00
Meteora Venture Partners Acquisition Corp.	DE	17.31
Metric Finance Acquisition Corp. I	DE	100.00
Metric Finance Acquisition Corp. II	CYM	100.00
Metric Finance Acquisition Corp. III	CYM	100.00
Metric Finance Acquisition Corp. IV (fka Bound Brook Capital Corporation)	DE	100.00
Metric Finance Holdings I, LLC	DE	100.00
Metric Finance Holdings II, LLC	DE	100.00

Metric Finance Holdings III, LLC	DE	100.00
Metric Finance Holdings IV, LLC	DE	100.00
Metric Finance TopCo, LLC	DE	99.50
Metric Finance TopCo, LLC	DE	0.00
Mexcolift Servicios de Personnel, S. de R.L. de C.V.	MEX	99.00
Mexcolift Servicios de Personnel, S. de R.L. de C.V.	MEX	1.00
meZocliq LLC	DE	41.90
Midland National Life Insurance Company	IA	100.00
Midway Wind, LLC	DE	100.00
MNL Reinsurance Company	IA	100.00
Molly Aida Funding LLC	DE	0.00
Montacargas Yale de Mexico, S.A. de C.V.	MEX	99.00
Montacargas Yale de Mexico, S.A. de C.V.	MEX	1.00
Moore's Creek Capital Corporation	DE	100.00
Morgan Farm, LLC	NC	100.00
Morrow Park City Apartments LLC	DE	34.30
Morrow Park City Apartments LLC	DE	65.70
Morrow Park Holding LLC	DE	50.00
My Financial Freedom LLC	DE	100.00
Nashville Farms, LLC	NC	100.00
National Brand Investors I, LLC	DE	0.00
NC Lincolnshire 624, LLC	DE	100.00
NC Little Rock 642, LLC	DE	100.00
NC Naperville 623, LLC	DE	100.00
NE Lewiston 820, LLC	DE	100.00
New Forum Apartments JV Investors, LLC	DE	10.00
New Forum Owner LLC	DE	100.00
Neworld.Energy Holdings, LLC	DE	25.00
Neworld.Energy Holdings, LLC	DE	3.00
Neworld.Energy LLC	NV	100.00
Nextgen Re Holdings, LLC	DE	100.00
Nishhen Denshi Limited	GBR	100.00
North American Company for Life and Health Insurance	IA	100.00
North Carolina Solar III, LLC	NC	100.00
Northern Forklift (Scotland) Limited	GBR	100.00
NZC Guggenheim Fund Limited	CYM	0.00
NZC Guggenheim Fund LLC	DE	0.00
NZC Guggenheim Master Fund Limited	CYM	0.00
NZCG Feeder 1, L.P.	CYM	0.00
NZCG Funding LLC	DE	100.00
NZCG Funding Ltd.	CYM	100.00
Optimus Funding Company, LLC	DE	100.00
Orinoco Funding LLC	DE	0.00
Orpheus Funding LLC	DE	0.00
Orpheus Holdings LLC	DE	0.00
Otter, Inc.	OK	100.00
Parkway Mortgage, Inc.	DE	100.00
Pathfinder Bison Bend, LLC	WY	100.00
Pathfinder Buzzard Bird Ranch, LLC	WY	100.00
Pathfinder Cardwell Access Ranch, LLC	WY	100.00

Pathfinder Cardwell Ranch, LLC	WY	100.00
Pathfinder Dumbell Ranch, LLC	WY	100.00
Pathfinder Land and Ranch Management, LLC	WY	100.00
Pathfinder Miracle Mile Ranch, LLC	WY	100.00
Pathfinder Pathfinder Ranch, LLC	WY	100.00
Pathfinder Perkins Ranch, LLC	WY	100.00
Pathfinder Ranches, LLC	WY	100.00
Pathfinder Renewable Wind Energy, LLC	WY	100.00
Pathfinder Sand Creek, LLC	WY	100.00
Pathfinder Stewart Creek Ranch, LLC	WY	100.00
Pathfinder Sun Ranch, LLC	WY	100.00
Pathfinder Two Iron Ranch, LLC	WY	100.00
Pent House Associates	DE	99.00
Pent House Associates	DE	1.00
Pilar Holdings, LLC	FL	0.00
Pilar Holdings, LLC	FL	0.00
Pilara Lotes II, LLC	DE	100.00
PLIC Holdings, LLC	DE	100.00
PLUS Funding IV, LLC	DE	0.00
PR Holdings Inc.	DE	100.00
Promenade Funding LLC	DE	0.00
Promenade Holdco LLC	DE	0.00
Promenade MM LLC	DE	100.00
Promenade-C 2 LLC	DE	0.00
Property Disposition, Inc.	DE	100.00
PV Project Holdings I, LLC	NC	100.00
PV Project Holdings II, LLC	NC	100.00
PV Project Holdings III, LLC	NC	100.00
PV Project Holdings IV, LLC	NC	90.00
PV Project Holdings IV, LLC	NC	10.00
PV Project Holdings IV, LLC	NC	100.00
PV Project Holdings V, LLC	NC	100.00
PV Project Holdings V, LLC	NC	0.00
PV Project Lessee V-2015, LLC	DE	0.00
Raeford Farm, LLC	NC	100.00
Red Hill Solar Center, LLC	NC	100.00
Red Toad 1425 A Powatan Road, LLC	NC	100.00
Relationship Funding (Cayman) Ltd.	CYM	100.00
REST, LLC	DE	0.00
Retail Investors III, LLC	DE	0.00
Ridgefield Funding Company, LLC	DE	100.00
Rio Bravo Wind Capital, LLC	DE	100.00
Rio Bravo Wind Holdings, LLC	DE	100.00
Rio Bravo Wind Renewables, LLC	DE	100.00
Rio Bravo Windpower, LLC	DE	100.00
Rockingham Solar, LLC	NC	100.00
Rosales Funding LLC	DE	17.00
Rosales Funding LLC	DE	76.50
Rosales Funding LLC	DE	0.00
Rosales Holdco LLC	DE	0.00

Rosemount Holdings Ltd	SCT	100.00
Rydex Holdings, LLC	KS	100.00
SAGE Assets, Inc.	DE	100.00
SAIL 4 Finance, LLC	DE	0.00
SAIL 4 VFN NOTE ISSUER, LLC	DE	0.00
SAILES 4-O, LLC	DE	0.00
SAILS-3, LLC	DE	0.00
Samarcand Solar Farm, LLC	NC	100.00
Sammons BW, Inc.	DE	100.00
Sammons CAES Holdings, LLC	DE	100.00
Sammons Capital, Inc.	DE	100.00
Sammons Corporation	DE	100.00
Sammons Distribution Holdings, Inc.	DE	100.00
Sammons Energy Storage Holdings LLC	WY	100.00
Sammons Enterprises, Inc.	DE	100.00
Sammons Enterprises, Inc. ESOT	TX
Sammons Equity Alliance, Inc.	DE	100.00
Sammons Financial Group Asset Management, LLC	DE	100.00
Sammons Financial Group, Inc.	DE	100.00
Sammons Financial Network, LLC	DE	100.00
Sammons Industrial Capital, LLC	DE	100.00
Sammons Industrial, Inc.	DE	100.00
Sammons Infrastructure, Inc.	DE	100.00
Sammons Institutional Group, Inc.	DE	100.00
Sammons Power Development, Inc.	DE	100.00
Sammons Renewable Energy Canada Holdings Inc.	BC	100.00
Sammons Renewable Energy Holdings, Inc.	DE	100.00
Sammons Securities, Inc.	DE	100.00
Sands Point Funding Ltd.	CYM	0.00
Sandy Point Capital Company, LLC	DE	100.00
Saratoga (Cayman), Ltd.	CYM	100.00
Saratoga Springs Capital Company, LLC	DE	100.00
SB Tech Holdings I LLC	DE	0.00
SB Tech Holdings I MM LLC	DE	100.00
SC-CJ Phoenix 1584, LLC	DE	100.00
SC-H Sellersburg 1373, LLC	DE	100.00
SE Napa 1279, LLC	DE	100.00
SE Orangevale 1223, LLC	DE	100.00
SE Sacramento 1224, LLC	DE	100.00
SE Stockton 1394, LLC	DE	100.00
SE Union City 1247, LLC	DE	100.00
Security Investors, LLC	KS	100.00
Serpentine Hydro Power GP Ltd.	BC	100.00
Serpentine Hydro Power LP	BC	99.00
Serpentine Hydro Power LP	BC	0.01
Seven Sticks CLO Ltd.	CYM	0.00
Seven Sticks, LLC	SC	100.00
SFG Bermuda, LTD	BM	100.00
SFG Fortuna, LLC	DE	100.00
SFG Tenura, LLC	DE	100.00

Shelby Randolph Road Solar I, LLC	NC	100.00
Short Hills Capital Company #1, LLC	CYM	100.00
Short Line Rail Transportation LLC	DE	0.00
Short Line Rail Transportation MM LLC	DE	100.00
SID Solar I, LLC	NC	100.00
Silver Sustainable Solutions Corp. (fka GPH Funding I, LLC)	DE	100.00
Silverstone Alexandria II Owner, LLC	DE	100.00
Silverstone Alexandria II, LP	DE	90.00
Silverstone Bethesda Owner, LLC	DE	100.00
Silverstone Bethesda, LP	DE	85.00
Silverstone Senior Living, LLC	DE	37.33
Silverstone Tysons Owner, LLC	DE	100.00
Silverstone Tysons, LP	DE	85.00
SitePro Rentals, Inc.	DE	100.00
Ski Partners II, LLC	DE	32.75
Ski Partners, LLC	DE	32.74
SLBCA Holding LLC	DE	100.00
Solberg Reinsurance Company	IA	100.00
Solent Forklift Trucks Limited	GBR	100.00
Soo Line Building City Apartments LLC	DE	100.00
SP Land Company, LLC	DE	80.00
SRE Blocker #1, Inc.	DE	100.00
SRE Blocker #2, Inc.	DE	100.00
SRE Blocker #3, Inc.	DE	100.00
SRE Blocker #4, Inc.	DE	100.00
SRE Blocker #5, Inc.	DE	100.00
SRE Blocker #6, Inc.	DE	100.00
SRE Blocker #7, Inc.	DE	100.00
SRE Blocker #8, Inc.	DE	100.00
SRE DevCo, Inc.	DE	100.00
SRE Focalpoint Holdings, Inc.	DE	100.00
SRE Focalpoint Member, LLC	DE	100.00
SRE Focalpoint, LLC	DE	99.50
SRE Hydro Canada Corp	BC	100.00
SRE Hydro Canada General Services Ltd.	BC	100.00
SRE Hydro Canada-1, LLC	DE	99.50
SRE Hydro DevCo, Inc.	DE	100.00
SRE Midway HoldCo LLC	DE	100.00
SRE Midway LLC	DE	99.50
SRE Midway Member LLC	DE	100.00
SRE NC Solar, LLC	DE	99.50
SRE OpCo, Inc.	DE	100.00
SRE Rio Bravo, LLC	DE	99.50
SRE Solar OpCo, Inc.	DE	100.00
SRE Utility Solar 1, LLC	DE	100.00
SRE Wind OpCo Inc.	DE	100.00
SRK Holdings, LLC	NC	100.00
SSL CCI Funding, LLC	DE	85.00
Stellar Funding, Ltd.	CYM	0.00
Stewart Creek Grazing Association, LLC	WY	50.00

Stewart Creek Grazing Association, LLC	WY	50.00
Stonebridge Investors III, LLC	DE	100.00
Sweetgum Solar, LLC	NC	100.00
Sweetwater River Conservancy Bald and Golden Eagle Bank, LLC	WY	100.00
Sweetwater River Conservancy Greater Sage-Grouse Habitat Bank, LLC	WY	100.00
Sweetwater River Conservancy Wetland Mitigation Bank, LLC	WY	100.00
Sweetwater River Conservancy, LLC	WY	100.00
Sync Storage Solutions, Inc.	DE	100.00
TEK Financial, LLC	DE	99.50
TEK Financial, LLC	DE	0.00
Teton Holdings I LLC (fka G-Prairie LLC)	DE	0.00
Teton Holdings II MM LLC	DE	100.00
The Liberty Hampshire Capital Company, LLC	DE	100.00
The Liberty Hampshire Company, LLC	DE	100.00
Thomas Creek Capital Corporation	DE	100.00
Thomas Weisel India Opportunity Fund, L.P.	DE	0.00
TLEXP Ellisville 926, LLC	DE	100.00
TLEXP Overland Park 978, LLC	DE	100.00
TLEXP St. Peters 899, LLC	DE	100.00
Toledo-MNG, LLC	DE	90.57
Toledo-SLS, LLC	DE	90.57
Trainingplus.Com Ltd.	SCT	100.00
Transparent Value Private Limited	IND	99.97
Transparent Value, L.L.C.	DE	100.00
Two Crosses Grazing Association, LLC	WY	25.00
Two Crosses Grazing Association, LLC	WY	25.00
Two Crosses Grazing Association, LLC	WY	25.00
Two Crosses Grazing Association, LLC	WY	25.00
Ulmus Funding LLC	DE	17.00
Ulmus Funding LLC	DE	76.50
Ulmus Funding LLC	DE	0.00
Ulmus Holdco LLC	DE	0.00
Valcour Bay Capital Company, LLC	DE	100.00
Van Slyke Solar Center, LLC	NC	100.00
VG ECU Holdings LLC	DE	100.00
VG Morrow Park Capital LLC	DE	84.80
VG Morrow Park Capital LLC	DE	15.20
VGH/Dallas LLC	DE	70.00
Village Green Communications LLC	DE	100.00
Village Green Holding LLC	DE	100.00
Village Green Management Company LLC	DE	100.00
Village Green Management Company of Illinois LLC	DE	100.00
Village Green Management Company of North Carolina LLC	DE	100.00
Village Green Management Company of Pennsylvania LLC	DE	100.00
Washington Lee Capital Company, LLC	DE	100.00
Washington Morgan Capital Company, LLC	DE	100.00
West Coast QSR Acquisitions, LLC	DE	100.00
White Oak Guggenheim Feeder Fund, LLC	DE	29.17
White Oak Guggenheim Feeder Fund, LLC	DE	0.00
White Plains Capital Company, LLC	DE	100.00

Woodbine Legacy Holdings, LLC	DE	93.00
Woodbine Legacy Holdings, LLC	DE	7.00
Woodbine Legacy Investment Partners, LP	DE	45.70
Woodbine Legacy Pref Partners, LP	DE	42.10
Wooden Rifle Grazing Association, LLC	WY	20.00
Wooden Rifle Grazing Association, LLC	WY	20.00
Wooden Rifle Grazing Association, LLC	WY	20.00
Wooden Rifle Grazing Association, LLC	WY	20.00
Wooden Rifle Grazing Association, LLC	WY	20.00
York Road Solar I, LLC	NC	100.00
ZV Solar 3, LLC	NC	100.00
Item 30. Indemnification
Midland National Life Insurance Company indemnifies actions against all officers, directors, and employees to the full extent permitted by Iowa law. This includes any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative. Such indemnification includes expenses, judgments, fines, and amounts paid in settlement of such actions, suits, or proceedings.
Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 31a. Relationship of Principal Underwriter to Other Investment Companies
In addition to Midland National Life Separate Account C, Sammons Financial Network, LLC, the principal underwriter/distributor of the Registrant, is also the principal underwriter/distributor for variable universal life policies issued through Midland National Life Separate Account A.
Item 31b. Principal Underwriters
The directors and principal officers of Sammons Financial Network, LLC are as follows:

Name and Principal Business Address	Positions and Offices with Sammons Financial Network, LLC
William L. Lowe 8300 Mills Civic Parkway, West Des Moines, IA 50266	President
Holley Taylor 8300 Mills Civic Parkway, West Des Moines, IA 50266	Chief Compliance Officer—Broker Dealer
Arlen Dykhuis 8300 Mills Civic Parkway, West Des Moines, IA 50266	Financial Operations Principal
Brett Agnew 8300 Mills Civic Parkway, West Des Moines, IA 50266	Corporate Secretary
Theresa B. Kuiper One Sammons Plaza Sioux Falls, SD 57196	Associate Vice President

Item 31c. Compensation of Principal Underwriters
The following commissions and other compensation were received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant’s last fiscal year:

(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions*	(3) Compensation on Redemption	(4) Brokerage Commissions	(5) Other Compensation**
Sammons Financial Network, LLC	$ 14,752,196	$ 0	$ 0	$4,088,455
*    Represents commissions paid on the LiveWell Variable Annuity, LiveWell Dynamic Annuity, and the Legacy Variable Annuity.
**    Represents an underwriting fee paid to Sammons Financial Network, LLC for LiveWell Variable Annuity contract, LiveWell Dynamic Annuity contract, and the Legacy Variable Annuity contract under Separate Account C.
Item 33. Management Services
No management related services are provided to the Registrant, except as discussed in Parts A and B.

Item 34. Fee Representation
Midland National Life Insurance Company represents that all fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risk assumed by Midland National Life Insurance Company.
Section 403(b) Representation
Registrant represents that it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88), regarding sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, in connection with redeemability restrictions on Section 403(b) Contracts, and that paragraphs numbered (1) through (4) of that letter will be complied with.

EXHIBIT INDEX

Item	Exhibit

27(k)(1)	Opinion and Consent of Counsel

27(k)(2)	Power of Attorney

27(l)(2)	Consent of Independent Registered Public Accounting Firm

II-1

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Midland National Life Separate Account C, has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of West Des Moines, and State of Iowa, on this seventeenth day of April, 2023.

BY: MIDLAND NATIONAL LIFE SEPARATE
ACCOUNT C (REGISTRANT)

BY: MIDLAND NATIONAL LIFE
INSURANCE COMPANY

Attest:	*		*
ESFANDYAR E. DINSHAW
Chairman of the Board

		By:	MIDLAND NATIONAL LIFE
INSURANCE COMPANY (DEPOSITOR)

Attest:	*	By:	*
ESFANDYAR E. DINSHAW
Chairman of the Board
Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signatures	Title
/s/ *	President, Chairman of the Board of Directors & Chief Executive Officer
ESFANDYAR E. DINSHAW	(Principal Executive Officer)
/S/ *	Senior Vice President, Chief Financial Officer & Treasurer
*DAVID C. ATTAWAY	(Principal Financial & Accounting Officer)
/s/ *	Director
* DARRON K. ASH
/S/ *	Director
WILLARD BUNN, III
/S/ *	Director
JAMES RODERICK CLARK
/S/ *	Director
THOMAS J. CORCORAN
/S/ *	Director
SUSAN T. DEAKINS
/S/ *	Director
GEORGE A. FISK
/S/ *	Director
WILLIAM D. HEINZ
/S/ *	Director
WILLIAM L. LOWE
/S/ *	Director
MICHAEL M. MASTERSON
/S/ *	Director
ROBERT R. TEKOLSTE

*BY:	/s/Brett Agnew	Date: April 17, 2023
Brett Agnew
Attorney-in-Fact
Pursuant to Power of Attorney